UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2012

Date of reporting period: September 30, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

International Portfolio

Tax-Managed International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2012

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered:    •  Are Not FDIC Insured  •   May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 20, 2012

On the following pages, you will find the 2012 Annual Report for the Portfolios* of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Annual Report covers the 12-month period ended September 30, 2012 and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolios’ holdings as of the period end.

Global capital markets in general remained volatile, reflecting the ongoing European debt crisis, the uncertain fiscal and tax situation in the U.S. and challenges to global economic growth during the 12-month period ending September 30, 2012. On the other hand, economic data in the U.S. remained mixed, and bold and aggressive monetary actions by central banks, especially in the U.S. and Europe, continued to boost liquidity in the markets. The European Central Bank’s (“ECB”) Long-Term Refinancing Operations (“LTRO”) provided liquidity to regional banks early in the period, reducing the risk of a European banking crisis. This was followed by the plan announced by the ECB in September 2012 to purchase sovereign bonds to alleviate interest-rate pressures, especially for Spain and Italy. Also during the period, the U.S. Federal Reserve launched its third quantitative-easing program and reaffirmed the continuation of low interest rates until mid-2015. This monetary stimulus has provided support to the global economy, which is growing at a modest to moderate pace. For the most part, equity markets generated attractive returns during the annual period, as consumer confidence and other macro indicators turned more positive, even as earnings growth slowed. Many fixed-income markets, including the municipal market, posted positive absolute returns for the annual period, driven by lower interest rates. Today’s low level of rates suggests that they may be poised to rise, which would negatively affect bond values.

Despite recent equity and fixed-income market gains, in our view, there continue to be widespread opportunities available. While investor sentiment is likely to remain volatile in the near term, we believe that risk aversion and the focus on macro issues will continue to drive investment opportunities across geographies and styles. Our commitment to all our portfolios remains firm, as we use our research to identify the most attractive investment opportunities.

Should you have any questions about your investments in the Portfolios, please contact your Financial Advisor, call 212.756.4097 or visit www.bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Dianne F. Lob

President

Sanford C. Bernstein Fund, Inc.

*	This performance discussion is intended as a general market commentary and does not pertain specifically to the performance of the Portfolios. Please note that the information for the Overlay Portfolios of Sanford C. Bernstein Fund. Inc. may be found in a separate report.

Bernstein International Portfolio

Bernstein Tax-Managed International Portfolio

Investment Objectives and Policies

On October 25, 2012, the Board of Directors of the Fund approved modifications to certain of the non-fundamental investment policies (those policies that may be changed without a shareholder vote) of the International and Tax-Managed International Portfolios of the Fund in order to give the Portfolios greater flexibility in implementing their investment strategies. The changes to each Portfolio’s investment policies are expected to take effect on or about February 1, 2013. There are no changes to either Portfolio’s investment objective.

Since 2003, each Portfolio has had a non-fundamental investment policy stating that normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks. Historically, AllianceBernstein L.P. (the “Adviser”) has rebalanced the Portfolios as necessary to maintain these targeted allocations within certain ranges. Under the recently approved changes, the investment policies requiring specified allocations to the value and growth disciplines, and the related

2012 Annual Report	1

Portfolio Manager Commentary (continued)

references to rebalancing to maintain these allocations, will be eliminated to permit the Portfolios to pursue investment opportunities across multiple research strategies. Following the implementation of the change, the Portfolios may own stocks from the Adviser’s bottom-up fundamental research in value, growth, stability and other strategies.

The Portfolios seek to provide long-term capital growth. The Portfolios invest primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index, and Canada. The Adviser diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. The Portfolios also invest in less developed or emerging equity markets. The Bernstein International Portfolio is managed without regard to tax considerations. The Bernstein Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns. Under normal circumstances, the Portfolios will invest in companies in at least three countries (and normally substantially more) other than the United States.

The Portfolios may invest in companies of any size. The Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolios will generally invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolios to the equity markets.

Investment Results

Both Portfolios underperformed their benchmark, the MSCI EAFE Index, as well as the Lipper International Multi-Cap Core Fund Average, for the six- and 12-month periods ended September 30, 2012. For the 12-month period, stock selection in the consumer discretionary and materials sectors was the largest detractor from relative performance, while stock selection in the energy and technology sectors was the largest positive contributor. An underweight to the Japanese yen and Australian dollar also detracted from performance. For the six-month period, stock selection in the consumer and financial services sectors detracted from relative performance, as well as an underweight to the healthcare sector, which outperformed. Positive stock selection in the industrials, technology and energy sectors partially offset the underperformance. Currency exposures detracted from performance.

The Portfolios did not utilize leverage during either period. The Portfolios utilized derivatives including forward currency exchange contracts for hedging and investment purposes, which detracted from performance for both periods; futures for hedging purposes which detracted for the six-month period and added for the 12-month period, and written options for hedging purposes, which added to performance for both periods. The Portfolios purchased a put option to protect against potential declines in the euro area, which had a negative impact during both periods.

Bernstein Emerging Markets Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term capital growth through investments in equity securities of companies in emerging market countries. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities of companies in emerging markets. For purposes of this policy, net assets include any borrowings for investment purposes. The Adviser diversifies the investment portfolio between growth and value equity investment styles. Normally, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. The Portfolio will be rebalanced as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs.

The Portfolio may invest in companies of any size. The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, Real Estate Investment Trusts (“REITs”), warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs. Under most

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2	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

conditions, the Portfolio intends to have its assets diversified among emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging market countries, factors will be considered such as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser will also consider the transaction costs and volatility of each individual market.

The Adviser may hedge currency risk when it believes there is potential to enhance risk-adjusted returns. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE Index.

Investment Results

The Portfolio declined and underperformed its benchmark, the MSCI Emerging Markets (“EM”) Index, and the Lipper Emerging Markets Fund Average (the “Lipper Average”) for the six-month period ended September 30, 2012, and rose in absolute terms yet underperformed the benchmark and the Lipper Average for the 12-month period ended September 30, 2012. Relative to the benchmark, stock selection within the consumer discretionary and financials sectors was the largest detractor from performance for both periods. Positive contributors to performance in both periods included an underweight position in materials and industrials as well as favorable stock selection in those two sectors. The Portfolio did not utilize leverage during either period. Derivatives were used in the form of purchased and written options for hedging purposes, which detracted from performance during both periods.

Bernstein Short Duration New York Municipal Portfolio

Bernstein Short Duration California Municipal Portfolio

Bernstein Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes (and, in the case of the Short Duration New York Municipal Portfolio, New York state and local taxes and, in the case of the Short Duration California Municipal Portfolio, California state taxes). Under normal circumstances, the Portfolios will invest at least 80% of their net assets in municipal securities (and in the case of the Short Duration New York Municipal and Short Duration California Municipal Portfolios, municipal securities issued by the State of New York or the State of California, or their political subdivisions, or otherwise exempt from New York or California state income tax, respectively). For purposes of these policies, net assets include any borrowings for investment purposes.

Each of the Portfolios invest at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Short Duration Portfolios may invest up to 20% of its total assets in fixed income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

Each of the Portfolios may also invest up to 20% of its net assets in fixed income securities of U.S. issuers that are not municipal securities if, in the opinion of the Adviser, these securities will enhance the after-tax return for investors. The Short Duration Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. The Portfolios may use derivatives, such as options, futures, forwards and swaps. The Portfolios seek to maintain an effective duration of one-half year to two and one-half years under normal market conditions.

Investment Results

The Short Duration New York Municipal and the Short Duration Diversified Municipal Portfolios outperformed their benchmark, the Barclays Capital (“BC”) 1-Year Municipal Bond Index for the six- and 12-month periods, while the Short Duration California Municipal Portfolio underperformed the benchmark for both periods. All Portfolios underperformed their peers, as measured by the Lipper Short-Term Municipal Debt Fund Average, for both the six- and 12-month periods. Within the municipal market, investors were rewarded during both periods for assuming both interest rate and credit risk as long-term, lower credit-quality bonds were the best performing securities over both the six- and 12-month periods due to their higher income and declining credit spreads. Maturity selection, sector selection and security selection all equally contributed to

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2012 Annual Report	3

Portfolio Manager Commentary (continued)

returns. With respect to maturity selection, the Portfolios own more longer-term bonds than the benchmark. Additional returns from sector and security selection came from an overweight position in medium-grade, revenue and special tax-backed bonds, which outpaced higher-grade state and local government-related debt. The underperformance of the California Portfolio was due to both the lower yield of California bonds and a slightly lower average maturity, versus the other Portfolios. Underperformance relative to the Lipper Average was due almost exclusively to the fact that the peer groups have significantly longer average maturities. The Portfolios did not utilize derivatives during either period.

Bernstein New York Municipal Portfolio

Bernstein California Municipal Portfolio

Bernstein Diversified Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the New York Portfolio, New York state and local taxes and, in the case of the California Portfolio, California state taxes). Under normal circumstances, each of the Portfolios will invest at least 80% of its net assets in municipal securities (and, in the case of the New York and California Portfolios, municipal securities issued by the State of New York or the State of California, or their political subdivisions, or otherwise exempt from New York or California state income tax, respectively). Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of their total assets in fixed income securities rated BB or B by national rating agencies, which are not investment-grade.

Each of the Portfolios may also invest up to 20% of its net assets in fixed income securities of U.S. issuers that are not municipal securities if, in the opinion of the Adviser, these securities will enhance the after-tax return for investors. The Diversified Municipal Portfolio will invest no more than 25% of its net assets in municipal securities of issuers located in any one state. The Portfolios may use derivatives, such as options, futures, forwards and swaps. Each Portfolio seeks to maintain an effective duration between three and one-half to seven years under normal market conditions.

Investment Results

The New York, California and Diversified Municipal Portfolios outperformed their benchmark, the BC 5-Year General Obligation (“GO”) Municipal Index for the 12-month period. For the six-month period, the California Municipal Portfolio outperformed the benchmark, while the New York and Diversified Municipal Portfolios underperformed the benchmark. Relative to their peers, as measured by the Lipper Short & Intermediate Term Blended Municipal Debt Fund Average, the California Municipal Portfolio outperformed, while the New York and Diversified Municipal Portfolios underperformed, for both the six- and 12-month periods. Within the municipal market, generally, investors were rewarded during both periods for assuming both interest rate and credit risk as long-term, lower credit-quality bonds were the best performing securities over both time periods due to their higher income and declining credit spreads. Maturity selection in the Portfolios contributed positively to returns relative to the benchmark as the Portfolios owned more long-term securities. However, the Portfolios were not as heavily invested in long-term securities as their peers, which is why the Diversified and New York Portfolios lagged their peers’ performance for the 12-month period. Security and sector selection uniformly contributed to returns relative to both the benchmark and the peer group as medium-grade, revenue and special tax-backed bonds outpaced state and local government related debt. The Portfolios benefited from overweights in airports, public power and special tax bonds. The Diversified Municipal Portfolio used interest rate swaps for hedging purposes, which had an immaterial impact on performance for both periods. The other Portfolios did not use derivatives during either period.

Bernstein U.S. Government Short Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in U.S. Government and agency securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio may also invest in high-quality money-market securities, which are securities that have remaining maturities of one year or less and are rated A-1 or better by Standard & Poor’s Corporation (“Standard & Poor’s”) or Fitch Ratings, Inc. (“Fitch”) or P-1 or better by Moody’s Investors Services, Inc. (“Moody’s”) (or, if unrated, determined by the Adviser to be of comparable quality).

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4	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

Additionally, up to 10% of the Portfolio’s total assets may be invested in other securities rated A or better by national rating agencies and comparably rated commercial paper and notes.

Many types of securities may be purchased by the Portfolio, including bills, notes, corporate bonds, inflation-protected securities, mortgage-backed securities and asset-backed securities, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The income earned by the Portfolio is generally exempt from state and local taxes; however, states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio’s income will not be subject to the state and local taxes of your state. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Investment Results

The Portfolio underperformed its benchmark, the Bank of America Merrill Lynch (“BofA ML”) 1-3 Year U.S. Treasury Index and the Lipper Short-Term U.S. Government Debt Fund Average for the six-and 12-month periods ended September 30, 2012. An underweight in the two-to three-year area of the yield curve detracted relative to the Portfolio’s benchmark for both periods, as did exposure to longer maturities in the six-to seven-year area of the curve. For both periods, exposure to agency mortgage pass-throughs was a positive contributor relative to the Portfolio’s Treasury-only benchmark. Non-Treasury securities outperformed as investors became less risk averse. Overall yield curve positioning was also positive relative to the Portfolio’s benchmark, for both periods with exposure in three- to five-year maturities adding to returns. During both periods, derivatives in the form of Treasury futures and interest rate swaps for hedging and investment purposes were utilized in order to manage duration and yield curve positioning, which contributed positively to performance.

Bernstein Short Duration Plus Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others.

The Portfolio may also invest up to 20% of its total assets in fixed income foreign securities in developed or emerging market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 20% of its total assets in fixed income securities rated BB or B by national rating agencies, which are not investment-grade. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Investment Results

The Portfolio outperformed its benchmark, the BofA ML 1-3 Year U.S. Treasury Index, for the six- and 12-month periods ended September 30, 2012, while it underperformed the Lipper Short-Term Investment Grade Debt Fund Average, for both periods. Exposure to fixed income sectors not represented in the Portfolio’s benchmark, specifically agency mortgage pass-throughs, asset-backed and commercial mortgage-backed securities (“CMBS”), as well as an allocation to corporates, all contributed positively relative to the Portfolio’s benchmark, for both periods. Yield curve positioning, specifically modest holdings in intermediate maturities where the yield curve was steepest, also helped. Derivatives in the form of Treasury futures for hedging and investment purposes were utilized in order to manage duration and yield curve positioning, which contributed positively to performance during both periods; currency forwards were utilized in order to hedge unwanted currency exposure on non-U.S. dollar holdings; which had an immaterial impact on performance during both periods.

Bernstein Intermediate Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio will seek to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed income, non-U.S. dollar-denominated foreign securities, and may invest without limit in fixed income, U.S. dollar-denominated foreign securities, in each case in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 25% of its total assets in fixed income securities rated below investment-grade (BB or below) by national rating agencies. No more than 5% of the Portfolio’s total assets may be

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2012 Annual Report	5

Portfolio Manager Commentary (continued)

invested in fixed income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

Investment Results

The Portfolio outperformed its benchmark, the BC U.S. Aggregate Bond Index, for the six- and 12-month periods ended September 30, 2012, driven by positive sector, security and yield curve positioning; however, the Portfolio underperformed the Lipper Intermediate Investment Grade Debt Fund Average for the six-month and 12-month periods.

Within sector positioning, an underweight to Treasuries and overweights to CMBS and investment-grade corporates contributed positively for both periods, relative to the Portfolio’s benchmark. Non-government securities outperformed as investors became less risk-averse; an allocation to high yield corporates, along with an underweight to agency mortgages, was also a modest positive contributor, relative to the Portfolio’s benchmark. Security selection within corporate holdings was a significant positive for both periods, helped by an overweight in financials, while selection within agency mortgage holdings detracted, relative to the Portfolio’s benchmark. Yield curve positioning for both periods was positive, relative to the Portfolio’s benchmark, as an overweight in the 10-year area of the yield curve was beneficial. The Portfolio was overweight intermediate maturities, relative to the Portfolio’s benchmark, where the steepness of the yield curve was most extreme.

During both periods, derivatives in the form of Treasury futures and interest rate swaps were utilized for hedging purposes, in order to manage both duration and yield curve positioning, which contributed positively to performance. Credit default swaps were utilized as both a hedge against cash and as a substitute for bonds; for the six-month period, credit default swaps contributed positively to performance, while there was no meaningful impact to performance for the 12-month period. Currency forwards were also utilized to hedge back currency on non-U.S. dollar positions, which had an immaterial impact on performance during both periods.

6	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EM Index (free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The MSCI EAFE Index and MSCI EM Index values are calculated using net returns. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. The BC 1-Year Municipal Bond Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. The BC 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The BofA ML 1–3 Year U.S. Treasury Index represents the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of 1–3 years. The BC U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. Lipper Composites are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the Portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Bernstein Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entails greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Bernstein International, Bernstein Tax-Managed International, Bernstein Emerging Markets, Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Foreign Currency Risk: Changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’

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Disclosures and Risks

(continued from previous page)

investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors Risk: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Bernstein International, Bernstein Tax-Managed International and Bernstein Emerging Markets Portfolio:

Emerging Markets Securities Risk: The risks in investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: By combining the growth and value styles, returns may be lower over any given time period than if the Portfolios had owned only the equity style that performed better during that period.

Country Concentration Risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein New York Municipal, Bernstein California Municipal, Bernstein Diversified Municipal, Bernstein U.S. Government Short Duration, Bernstein Short Duration Plus, and Bernstein Intermediate Duration Portfolios:

Interest Rate Risk: Changes in interest rates will affect the value of the Portfolios’ investments in fixed income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolios’ investments to decline.

Credit Risk: The issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities have speculative elements or are predominantly speculative credit risks.

Inflation Risk: The value of assets or income from investments may be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein U.S. Government Short Duration and Bernstein Short Duration Plus Portfolios:

Riskier than a Money-Market Fund: The Portfolios are invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein New York Municipal, Bernstein California Municipal, Bernstein Short Duration Diversified Municipal and Bernstein Diversified Municipal Portfolios:

Municipal Market Risk: Special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities.

(Disclosures and Risks continued on next page)

8	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks

(continued from previous page)

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein New York Municipal and Bernstein California Municipal Portfolios:

Non-diversification Risk: Concentration of investments

in a small number of securities tends to increase risk. The

Portfolios are not “diversified.” This means that the

Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk.

Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value (“NAV”).

Bernstein U.S. Government Short Duration Portfolio:

No Government Guarantee: An investment in the Portfolio is not insured by the U.S. Government.

Bernstein U.S. Government Short Duration, Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Mortgage-Related Securities Risk: A loss could be incurred if the collateral backing these securities is insufficient.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Bernstein Short Duration Plus Portfolio:

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Bernstein Emerging Markets Portfolio performance data presented herein do not reflect the deduction of purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Bernstein Emerging Markets Portfolio. Bernstein International Portfolio, Bernstein Tax-Managed International Portfolio and Bernstein Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

The performance shown on page 10 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.bernstein.com or by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com (click on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports”) or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

2012 Annual Report	9

Historical Performance (Unaudited)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2012	PAST 6 MONTHS	PAST 12 MONTHS	PAST 5 YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
International	-4.75%	9.32%	-10.84%	5.23%	1.85%	4/30/1999
Tax-Managed International	-4.58%	9.56%	-10.86%	5.07%	5.24%	6/22/1992
Return after taxes on Distributions*	-4.58%	9.43%	-11.19%	4.53%	4.24%
Return after taxes on Distributions and sale of shares*	-2.98%	6.91%	-8.49%	4.84%	4.43%
MSCI EAFE Index	-0.70%	13.75%	-5.24%	8.20%
Lipper International Multi-Cap Core Fund Average	-0.55%	14.60%	-5.24%	7.59%

Emerging Markets						12/15/1995
Before deduction of purchase and redemption fees	-5.32%	14.63%	-4.23%	16.82%	7.85%
After deduction of purchase and redemption fees**	-7.22%	12.34%	-4.62%	16.47%	7.66%
MSCI Emerging Markets Index	-1.84%	16.93%	-1.28%	17.00%
Lipper Emerging Markets Fund Average	-2.10%	15.93%	-2.83%	15.66%

Short Duration Diversified Municipal	0.55%	1.18%	2.31%	2.18%	3.09%	10/3/1994
Short Duration California Municipal	0.13%	0.76%	2.08%	1.94%	2.83%	10/3/1994
Short Duration New York Municipal	0.54%	1.34%	2.20%	2.12%	2.93%	10/3/1994
Barclays Capital 1-Year Municipal Bond Index	0.39%	0.94%	2.58%	2.40%
Lipper Short-Term Municipal Debt Fund Average	0.92%	1.80%	2.35%	2.18%

Diversified Municipal	2.48%	4.81%	4.71%	3.75%	5.14%	1/9/1989
California Municipal	2.53%	5.11%	4.67%	3.65%	4.93%	8/6/1990
New York Municipal	2.41%	4.69%	4.61%	3.73%	5.15%	1/9/1989
Barclays Capital 5-Year GO Municipal Bond Index	2.51%	4.27%	5.57%	4.33%
Lipper Short & Intermediate Term Blended Municipal Debt Fund Average	2.51%	5.01%	4.07%	3.35%

U.S. Government Short Duration	0.44%	0.55%	2.29%	2.32%	4.65%	1/3/1989
Short Duration Plus	0.65%	1.04%	1.71%	2.22%	4.73%	12/12/1988
BofA ML1-3 Year U.S. Treasury Index	0.45%	0.56%	2.79%	2.80%
Lipper Short-Term Investment Grade Debt Fund Average	1.80%	3.65%	3.00%	3.05%
Lipper Short-Term U.S. Government Debt Fund Average	0.63%	1.15%	2.62%	2.49%

Intermediate Duration	4.42%†	5.65%†	6.91%	5.61%	6.84%	1/17/1989
BC U.S. Aggregate Bond Index	3.68%	5.16%	6.53%	5.32%
Lipper Intermediate Investment Grade Debt Fund Average	4.54%	7.51%	6.20%	5.08%

The current prospectus fee table shows the total operating expense ratios as 1.18% for International Portfolio; 1.14% for Tax-Managed International Portfolio; 1.45% for Emerging Markets Portfolio; 0.61% for Short Duration New York Municipal Portfolio; 0.63% for Short Duration California Municipal Portfolio; 0.62% for Short Duration Diversified Municipal Portfolio; 0.61% for New York Municipal Portfolio; 0.63% for California Municipal Portfolio; 0.56% for Diversified Municipal Portfolio; 0.64% for U.S. Government Short Duration Portfolio; 0.60% for Short Duration Plus Portfolio; and 0.56% for Intermediate Duration Portfolio. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same.

*	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

†	Includes the Adviser’s reimbursement in respect to the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.10% for the six- and 12-month periods ended September 30, 2012.

See Disclosures, Risks and Note about Historical Performance on pages 7–9.

(Historical Performance continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Foreign Stock Portfolios	Municipal Bond Portfolios
International	Short Duration New York Municipal
Growth of $25,000	Growth of $25,000

Tax-Managed International	Short Duration California Municipal
Growth of $25,000	Growth of $25,000

Emerging Markets	Short Duration Diversified Municipal
Growth of $25,000	Growth of $25,000

Each chart shows the growth of $25,000 for the 10-year period ended September 30, 2012.

†	Reflects the growth of $25,000 in the Portfolio after the deduction of the purchase fee each investor must pay to the Portfolio upon making an investment in the Portfolio (except for reinvested capital gains and dividends) and the redemption fee payable on closing out an investment in the Portfolio. The starting point for the indices is $25,000. The starting point for the Portfolio is $24,750, which reflects the deduction of the 1% fee. Before purchase and redemption charges and excluding these fees, an investment of $25,000 in this Portfolio would have increased to $118,350. The purchase fee is taken out of the first month’s return and the redemption fee is taken out of the last month’s return. Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

See Disclosures, Risks and Note about Historical Performance on pages 7–9.

(Historical Performance continued on next page)

2012 Annual Report	11

Historical Performance (continued from previous page)

Municipal Bond Portfolios	Taxable Bond Portfolios
New York Municipal	U.S. Government Short Duration
Growth of $25,000	Growth of $25,000

California Municipal	Short Duration Plus
Growth of $25,000	Growth of $25,000

Diversified Municipal	Intermediate Duration
Growth of $25,000	Growth of $25,000

Each chart shows the growth of $25,000 for the 10-year period ended September 30, 2012.

See Disclosures, Risks and Note about Historical Performance on pages 7–9.

12	Sanford C. Bernstein Fund, Inc.

Fund Expenses—September 30, 2012 (Unaudited)

Fund Expenses—As a shareholder of the Fund, you incur two types of costs: (1) in the case of the Emerging Markets Portfolio only, transaction fees (1% of amounts invested or redeemed at the time of such purchase or redemption) and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2012	ENDING ACCOUNT VALUE SEPTEMBER 30, 2012	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
International Class Shares
Actual	$1,000	$952.50	$5.66	1.16%
Hypothetical**	$1,000	$1,019.20	$5.86	1.16%

Tax-Managed International Class Shares
Actual	$1,000	$954.20	$5.42	1.11%
Hypothetical**	$1,000	$1,019.45	$5.60	1.11%

Emerging Markets Class Shares
Actual	$1,000	$946.80	$7.01	1.44%
Hypothetical**	$1,000	$1,017.80	$7.26	1.44%

Short Duration New York Municipal Class Shares
Actual	$1,000	$1,005.40	$3.16	0.63%
Hypothetical**	$1,000	$1,021.85	$3.18	0.63%

Short Duration California Municipal Class Shares
Actual	$1,000	$1,001.30	$3.40	0.68%
Hypothetical**	$1,000	$1,021.60	$3.44	0.68%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$1,005.50	$3.01	0.60%
Hypothetical**	$1,000	$1,022.00	$3.03	0.60%

New York Municipal Class Shares
Actual	$1,000	$1,024.10	$3.09	0.61%
Hypothetical**	$1,000	$1,021.95	$3.08	0.61%

California Municipal Class Shares
Actual	$1,000	$1,025.30	$3.19	0.63%
Hypothetical**	$1,000	$1,021.85	$3.18	0.63%

Diversified Municipal Class Shares
Actual	$1,000	$1,024.80	$2.83	0.56%
Hypothetical**	$1,000	$1,022.20	$2.83	0.56%

U.S. Government Short Duration Class Shares
Actual	$1,000	$1,004.40	$3.51	0.70%
Hypothetical**	$1,000	$1,021.50	$3.54	0.70%

Short Duration Plus Class Shares
Actual	$1,000	$1,006.50	$3.16	0.63%
Hypothetical**	$1,000	$1,021.85	$3.18	0.63%

Intermediate Duration Class Shares
Actual	$1,000	$1,044.20	$2.91	0.57%
Hypothetical**	$1,000	$1,022.15	$2.88	0.57%

*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
**	Assumes 5% return before expenses.

2012 Annual Report	13

Portfolio Summary—September 30, 2012 (Unaudited)

International Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	24.8%
	Consumer Discretionary	15.0
	Industrials	14.0
	Energy	12.2
	Consumer Staples	11.6
	Information Technology	5.2
	Health Care	5.1
	Materials	5.0
	Telecommunication Services	4.3
	Utilities	2.8

Tax-Managed International Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	24.8%
	Consumer Discretionary	15.0
	Industrials	14.2
	Energy	12.0
	Consumer Staples	11.5
	Health Care	5.6
	Materials	5.0
	Information Technology	5.0
	Telecommunication Services	4.4
	Utilities	2.5

Emerging Markets Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	24.6%
	Information Technology	17.0
	Consumer Discretionary	16.3
	Energy	14.9
	Consumer Staples	8.6
	Materials	7.0
	Industrials	4.3
	Telecommunication Services	3.5
	Utilities	2.4
	Health Care	1.3
	Options on Funds and Investment Trusts	0.1

*	All data are as of September 30, 2012. The Portfolio’s country and sector breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

14	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2012 (Unaudited) (continued)

Short Duration New York Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Short Duration California Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Short Duration Diversified Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

*	All data are as of September 30, 2012. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

**	“Other” represents less than 2.4% in 12 different states.

2012 Annual Report	15

Portfolio Summary—September 30, 2012 (Unaudited) (continued)

New York Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

**	“Other” represents less than 0.2% in 8 different states.

California Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Diversified Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

*	All data are as of September 30, 2012. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

+	“Other” represents less than 2.2% in 22 different states.

16	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2012 (Unaudited) (continued)

U.S. Government Short Duration Portfolio
Security Type Breakdown*

Short Duration Plus Portfolio
Security Type Breakdown*

Intermediate Duration Portfolio
Security Type Breakdown*

*	All data are as of September 30, 2012. The Portfolio’s security type breakdowns are expressed as a percentage of each Portfolio’s total investments and may vary over time. Each Portfolio also invests in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

2012 Annual Report	17

Statement of Assets and Liabilities—September 30, 2012

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO
ASSETS
Investments in securities, at value	$1,479,158,420	$3,407,719,120	$1,238,169,027
Foreign currencies, at value (a)	8,282,822	18,108,420	3,136,390
Cash in bank (b)	288,778	3,917	0
Receivables:
Dividends and interest	5,489,888	12,829,440	2,251,260
Investment securities sold and foreign currency transactions	4,423,145	7,198,683	12,318,676
Foreign withholding tax reclaims	5,806,849	15,517,413	71,442
Capital shares sold	472,105	3,128,011	850,297
Unrealized appreciation of forward currency exchange contracts	1,827,364	28,494,371	0

Total assets	1,505,749,371	3,492,999,375	1,256,797,092

LIABILITIES
Options written, at value (premium received $1,916,989, $4,512,397 and $1,979,570, respectively)	30,037	70,703	142,500
Payables:
Investment securities purchased and foreign currency transactions	3,476,615	3,518,156	13,385,731
Capital shares redeemed	2,061,230	9,800,447	2,139,763
Management fee	955,072	2,127,379	1,006,655
Shareholder servicing fee	279,346	647,123	228,610
Transfer Agent fee	31,609	26,971	36,660
Distribution fee	4,012	841	0
Margin owed to broker on futures contracts	61,376	0	0
Accrued expenses	188,335	277,362	377,242
Unrealized depreciation of forward currency exchange contracts	3,268,315	27,838,054	0

Total liabilities	10,355,947	44,307,036	17,317,161

NET ASSETS (c)	$1,495,393,424	$3,448,692,339	$1,239,479,931

Cost of investments	$1,488,235,068	$3,382,132,371	$1,197,233,290

SHARES OF CAPITAL STOCK OUTSTANDING			46,391,123

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE			$26.72

NET ASSETS CONSIST OF:
Capital stock, at par	$112,999	$258,718	$46,391
Additional paid-in capital	2,687,436,677	5,764,894,926	1,226,562,162
Undistributed net investment income	23,291,633	65,131,279	15,576,255
Accumulated net realized loss on investment and foreign currency transactions	(1,207,409,286)	(2,414,170,286)	(45,314,703)
Net unrealized appreciation/depreciation of:
Investments, futures and options written transactions	(7,289,189)	30,028,443	42,549,936	†
Foreign currency denominated assets and liabilities	(749,410)	2,549,259	59,890

	$1,495,393,424	$3,448,692,339	$1,239,479,931

(a) Cost: $8,278,088, $18,153,309 and $3,107,148, respectively. (Note 1)

(b) An amount of $243,468 has been segregated to collateralize margin requirements for open futures contracts outstanding at September 30, 2012 for the International Portfolio.

(c) See page 19 for share class information on net asset value, offering price, and redemption price per share of the International and Tax-Managed International Portfolios.

† Net of accrued foreign capital gains taxes of $222,871.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

18	Sanford C. Bernstein Fund, Inc.

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
International Class Shares
Net Assets	$1,485,756,736
Shares of capital stock outstanding	112,260,369

Net asset value, offering and redemption price per share	$13.23

Tax-Managed International Class Shares
Net Assets		$3,446,597,558
Shares of capital stock outstanding		258,557,373

Net asset value, offering and redemption price per share		$13.33

Class A Shares
Net Assets	$6,200,835	$1,405,377
Shares of capital stock outstanding	474,538	107,530

Net asset value and redemption price per share	$13.07	$13.07
Sales charge—4.25% of public offering price	0.58	0.58

Maximum offering price	$13.65	$13.65

Class B Shares
Net Assets	$540,099	$131,110
Shares of capital stock outstanding	41,653	10,145

Net asset value and offering price per share	$12.97	$12.92

Class C Shares
Net Assets	$2,895,754	$558,294
Shares of capital stock outstanding	222,570	43,050

Net asset value and offering price per share	$13.01	$12.97

2012 Annual Report	19

Statement of Assets and Liabilities—September 30, 2012 (continued)

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

ASSETS
Investments in securities, at value	$131,329,514	$103,970,065	$399,255,194
Receivables:
Interest	1,731,396	992,655	4,684,793
Investment securities sold	28,359	0	58,743
Capital shares sold	316,830	300,322	884,508

Total assets	133,406,099	105,263,042	404,883,238

LIABILITIES
Due to custodian	0	0	809,188
Payables:
Dividends to shareholders	34,556	10,501	79,699
Investment securities purchased	0	4,986,456	8,440,040
Capital shares redeemed	387,981	49,357	814,573
Management fee	43,973	34,345	132,226
Shareholder servicing fee	9,772	7,628	29,385
Transfer Agent fee	3,112	4,784	5,360
Accrued expenses	17,526	20,912	57,975

Total liabilities	496,920	5,113,983	10,368,446

NET ASSETS	$132,909,179	$100,149,059	$394,514,792

Cost of investments	$131,386,926	$104,034,378	$396,998,302

SHARES OF CAPITAL STOCK OUTSTANDING	10,582,909	7,958,033	30,975,018

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.56	$12.58	$12.74

NET ASSETS CONSIST OF:
Capital stock, at par	$10,583	$7,958	$30,975
Additional paid-in capital	133,042,174	100,103,039	391,543,522
Undistributed net investment income/(distributions in excess of net investment income)	(8,161)	(25,884)	18,553
Accumulated net realized gain (loss) on investment transactions	(78,005)	128,259	664,850
Net unrealized appreciation/depreciation of investments	(57,412)	(64,313)	2,256,892

	$132,909,179	$100,149,059	$394,514,792

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

20	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

ASSETS
Investments in securities, at value	$1,809,169,258	$1,155,976,915	$5,608,824,850
Receivables:
Interest	22,470,384	15,630,985	66,193,121
Investment securities sold	6,635,213	0	256,629
Capital shares sold	2,038,307	1,946,111	11,567,739

Total assets	1,840,313,162	1,173,554,011	5,686,842,339

LIABILITIES
Payables:
Dividends to shareholders	1,140,837	877,535	3,912,726
Investment securities purchased	0	38,529,363	4,943,192
Capital shares redeemed	1,948,877	2,145,138	7,633,331
Management fee	643,782	412,964	1,787,170
Distribution fee	120,688	43,649	300,637
Shareholder servicing fee	110,278	73,388	344,905
Transfer Agent fee	18,753	4,499	46,458
Accrued expenses	157,696	102,592	404,728

Total liabilities	4,140,911	42,189,128	19,373,147

NET ASSETS (a)	$1,836,172,251	$1,131,364,883	$5,667,469,192

Cost of investments	$1,693,428,921	$1,082,291,000	$5,267,380,997

NET ASSETS CONSIST OF:
Capital stock, at par	$125,218	$75,896	$379,957
Additional paid-in capital	1,721,925,949	1,064,074,312	5,321,044,146
Undistributed net investment income/(distributions in excess of net investment income)	(144,328)	(196,679)	33,568
Accumulated net realized gain (loss) on investment transactions	(1,474,925)	(6,274,561)	4,567,668
Net unrealized appreciation of investments	115,740,337	73,685,915	341,443,853

	$1,836,172,251	$1,131,364,883	$5,667,469,192

(a) See page 22 for share class information on net asset value, offering price, and redemption price per share of the New York Municipal, California Municipal and Diversified Municipal Portfolios.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2012 Annual Report	21

Statement of Assets and Liabilities—September 30, 2012 (continued)

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class Shares
Net Assets	$1,498,387,814	$991,763,743	$4,684,176,442
Shares of capital stock outstanding	102,176,661	66,530,437	314,057,357

Net asset value and offering price per share	$14.66	$14.91	$14.92

Class A Shares
Net Assets	$246,050,318	$113,889,025	$810,283,671
Shares of capital stock outstanding	16,784,282	7,640,239	54,303,772

Net asset value and redemption price per share	$14.66	$14.91	$14.92
Sales charge—3.00% of public offering price	0.45	0.46	0.46

Maximum offering price	$15.11	$15.37	$15.38

Class B Shares
Net Assets	$594,703	$65,299	$536,278
Shares of capital stock outstanding	40,586	4,381	35,931

Net asset value and offering price per share	$14.65	$14.91	$14.93

Class C Shares
Net Assets	$91,139,416	$25,646,816	$172,472,801
Shares of capital stock outstanding	6,216,231	1,720,671	11,559,510

Net asset value and offering price per share	$14.66	$14.91	$14.92

22	Sanford C. Bernstein Fund, Inc.

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

ASSETS
Investments in securities, at value	$107,293,135	$616,589,009	$5,080,300,475
Foreign currencies, at value (a)	0	84,880	693,166
Cash in bank (b)	2,800,237	24,642,843	56,555
Receivables:
Dividends and interest	267,884	1,826,961	32,891,286
Investment securities sold	388,941	1,751,089	141,039,462
Capital shares sold	2,002,626	2,531,393	2,660,590
Margin due from broker on futures contracts	6,513	49,284	0
Unrealized appreciation of credit default swap contracts	0	0	59,560
Unrealized appreciation of forward currency exchange contracts	0	90,932	420,022

Total assets	112,759,336	647,566,391	5,258,121,116

LIABILITIES
Reverse repurchase agreements	0	0	16,688,226
Payables:
Dividends to shareholders	25,864	168,862	3,694,281
Investment securities purchased	1,357,753	20,243,251	403,080,417
Capital shares redeemed	41,442	525,835	6,000,773
Management fee	37,709	194,358	1,571,686
Shareholder servicing fee	8,380	39,662	356,036
Transfer Agent fee	3,062	5,069	31,624
Distribution fee	0	29,012	0
Margin owed to broker on futures contracts	0	0	10,688
Accrued expenses	21,923	190,253	411,201
Unrealized depreciation of interest rate swap contracts	0	0	3,303,353
Unrealized depreciation of forward currency exchange contracts	0	0	471,336
Unrealized depreciation of credit default swap contracts	0	0	24,511
Premium received on swaps	0	0	551,099

Total liabilities	1,496,133	21,396,302	436,195,231

NET ASSETS (c)	$111,263,203	$626,170,089	$4,821,925,885

Cost of investments	$106,686,969	$613,491,551	$4,786,549,602

SHARES OF CAPITAL STOCK OUTSTANDING	8,740,044		338,613,626

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.73		$14.24

NET ASSETS CONSIST OF:
Capital stock, at par	$8,740	$52,592	$338,614
Additional paid-in capital	110,273,212	652,708,789	4,487,710,756
Undistributed net investment income/(distributions in excess of net investment income)	124,269	(13,113)	8,523,275
Accumulated net realized gain (loss) on investment transactions	228,461	(29,770,886)	34,933,413
Net unrealized appreciation/depreciation of:
Investments, futures and interest rate swap transactions	628,521	3,101,613	290,460,857
Foreign currency denominated assets and liabilities	0	91,094	(41,030)

	$111,263,203	$626,170,089	$4,821,925,885

(a) Cost: $0, $84,798 and $692,497, respectively. (Note 1)

(b) Amounts of $43,230, $234,707 and $47,025 have been segregated to collateralize margin requirements for open futures contracts outstanding at September 30, 2012 for the U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio, respectively.

(c) See page 24 for class share information on net asset value, offering price, and redemption price per share of the Short Duration Plus Portfolio.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2012 Annual Report	23

Statement of Assets and Liabilities—September 30, 2012 (continued)

SHORT DURATION PLUS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Short Duration Plus Class Shares
Net Assets	$549,978,802
Shares of capital stock outstanding	46,191,459

Net asset value and offering price per share	$11.91

Class A Shares
Net Assets	$52,990,527
Shares of capital stock outstanding	4,448,682

Net asset value and redemption price per share	$11.91
Sales charge—4.25% of public offering price	0.53

Maximum offering price	$12.44

Class B Shares
Net Assets	$2,592,057
Shares of capital stock outstanding	218,022

Net asset value and offering price per share	$11.89

Class C Shares
Net Assets	$20,608,703
Shares of capital stock outstanding	1,733,399

Net asset value and offering price per share	$11.89

24	Sanford C. Bernstein Fund, Inc.

This page intentionally left blank.

2012 Annual Report	25

Statement of Operations—for the year ended September 30, 2012

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO
INVESTMENT INCOME
Income:
Interest	$86,225	$222,955	$8,777
Dividends (a)	45,829,567	107,577,419	34,266,166

Total income	45,915,792	107,800,374	34,274,943

Expenses:
Management fee (see Note 2A)	13,985,420	31,359,218	14,934,032
Shareholder servicing fee (see Note 2B)	3,865,628	8,996,087	3,258,103
Custodian fee	335,521	467,514	625,633
Transfer Agent fee—Non-Retail Class	139,401	183,147	263,721
Transfer Agent fee—Class A	22,945	13,034	0
Transfer Agent fee—Class B	3,442	1,243	0
Transfer Agent fee—Class C	13,297	6,057	0
Distribution fees—Class A	20,153	5,223	0
Distribution fees—Class B	6,797	1,435	0
Distribution fees—Class C	34,599	7,652	0
Registration fees	137,082	177,618	46,324
Auditing and tax fees	95,694	165,077	31,585
Printing fees	79,524	44,015	70,184
Directors’ fees and expenses	43,649	99,976	50,305
Legal fees	40,877	30,376	30,736
Miscellaneous	77,631	161,176	101,140

Total expenses	18,901,660	41,718,848	19,411,763
Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(710,720)	(1,639,643)	(595,407)

Net expenses	18,190,940	40,079,205	18,816,356

Net investment income	27,724,852	67,721,169	15,458,587

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(104,633,486)	(290,475,143)	(15,973,120	) (b)
Futures transactions	5,352,565	4,255,744	0
Options written	0	0	180,000
Foreign currency transactions	(19,060,370)	(58,602,359)	(1,075,001)

Net realized gain (loss) on investment and foreign currency transactions	(118,341,291)	(344,821,758)	(16,868,121)

Net change in unrealized appreciation/depreciation of:
Investments	234,746,308	568,315,179	172,681,539	(c)
Futures transactions	(774,049)	(1,602,975)	0
Options written	1,886,952	4,441,694	1,837,070
Foreign currency denominated assets and liabilities	5,410,201	21,125,569	313,545

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	241,269,412	592,279,467	174,832,154

Net realized and unrealized gain on investment and foreign currency transactions	122,928,121	247,457,709	157,964,033

Net increase in net assets resulting from operations	$150,652,973	$315,178,878	$173,422,620

(a) Net of foreign withholding taxes of $2,784,962, $6,577,059, $3,787,996, for the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively.

(b) Net of foreign capital gains taxes of $817,919.

(c) Net of increase in accrued foreign capital gains taxes of $221,820.

See Notes to Financial Statements.

26	Sanford C. Bernstein Fund, Inc.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

$2,085,522	$1,227,699	$6,113,234
0	0	0

2,085,522	1,227,699	6,113,234

667,532	467,160	1,966,568
148,340	103,813	437,015
76,772	69,564	113,137
19,494	20,447	34,919
0	0	0
0	0	0
0	0	0
0	0	0
0	0	0
0	0	0
10,824	11,762	4,412
5,671	3,466	12,217
3,714	4,388	1,271
5,164	3,981	15,217
2,000	3,394	7,059
8,600	6,720	7,368

948,111	694,695	2,599,183
0	0	0

948,111	694,695	2,599,183

1,137,411	533,004	3,514,051

381,507	480,522	698,355
0	0	0
0	0	0
0	0	0

381,507	480,522	698,355

437,818	(176,316)	1,139,395
0	0	0
0	0	0
0	0	0

437,818	(176,316)	1,139,395

819,325	304,206	1,837,750

$1,956,736	$837,210	$5,351,801

2012 Annual Report	27

Statement of Operations—for the year ended September 30, 2012

(continued)

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$64,688,064	$41,568,251	$188,348,940
Dividends	0	0	0

Total income	64,688,064	41,568,251	188,348,940

Expenses:
Management fee (see Note 2A)	8,731,782	5,618,276	24,222,641
Shareholder servicing fee (see Note 2B)	1,541,811	1,026,677	4,839,804
Custodian fee	237,491	210,262	343,621
Transfer Agent fee—Non-Retail Class	37,158	20,295	125,244
Transfer Agent fee—Class A	65,549	27,487	144,448
Transfer Agent fee—Class B	561	56	525
Transfer Agent fee—Class C	26,423	8,124	35,528
Distribution fees—Class A	631,071	264,099	1,965,548
Distribution fees—Class B	6,920	1,122	7,241
Distribution fees—Class C	764,245	225,723	1,393,296
Directors’ fees and expenses	65,020	40,609	201,307
Registration fees	57,417	34,762	299,405
Auditing and tax fees	49,567	35,834	157,921
Legal fees	48,170	32,715	124,966
Printing fees	29,789	15,752	75,294
Miscellaneous	63,194	46,622	173,303

Total expenses	12,356,168	7,608,415	34,110,092
Less: expenses waived and reimbursed by the Distributor (see Note 2D)	0	0	0

Net expenses	12,356,168	7,608,415	34,110,092

Net investment income	52,331,896	33,959,836	154,238,848

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	5,911,533	527,277	6,023,234
Futures transactions	0	0	0
Swap transactions	0	0	380,007
Foreign currency transactions	0	0	0

Net realized gain on investment transactions	5,911,533	527,277	6,403,241

Net change in unrealized appreciation/depreciation of:
Investments	25,169,346	21,223,610	97,795,251
Futures transactions	0	0	0
Swap transactions	0	0	(370,480)
Foreign currency denominated assets and liabilities and other assets	0	0	0

Net change in unrealized appreciation/depreciation of investments	25,169,346	21,223,610	97,424,771

Net realized and unrealized gain on investment transactions	31,080,879	21,750,887	103,828,012

Net increase in net assets resulting from operations	$83,412,775	$55,710,723	$258,066,860

(a) Includes reimbursement from Advisor of $4,897,112 (See Note 5).

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund, Inc.

U.S. GOVERNMENT SHORT DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

$1,038,676	$6,879,164	$154,350,113
0	0	357,000

1,038,676	6,879,164	154,707,113

570,575	2,822,964	21,776,605
126,795	544,248	4,944,151
75,846	189,462	300,423
19,324	28,634	202,594
0	54,170	0
0	5,176	0
0	24,043	0
0	170,680	0
0	38,888	0
0	242,475	0
4,464	23,232	177,054
38,234	118,826	148,351
3,014	29,156	148,935
8,316	14,292	142,108
1,444	34,272	39,252
15,016	34,037	182,272

863,028	4,374,555	28,061,745
0	(90,305)	0

863,028	4,284,250	28,061,745

175,648	2,594,914	126,645,368

627,333	3,559,080	78,498,110 (a)
63,913	155,741	799,321
0	0	(13,077,772)
0	180,939	1,622,867

691,246	3,895,760	67,842,526

(217,873)	550,653	86,322,772
46,509	359,778	(551,783)
0	0	(6,444,053)
0	(1,517,339)	(6,000,995)

(171,364)	(606,908)	73,325,941

519,882	3,288,852	141,168,467

$695,530	$5,883,766	$267,813,835

2012 Annual Report	29

Statement of Changes in Net Assets

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$27,724,852	$30,356,747	$67,721,169	$72,790,985
Net realized gain (loss) on investment and foreign currency transactions	(118,341,291)	76,642,408	(344,821,758)	118,265,199
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	241,269,412	(396,221,409)	592,279,467	(890,280,024)

Net increase (decrease) in net assets resulting from operations	150,652,973	(289,222,254)	315,178,878	(699,223,840)

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(30,720,671)	(36,153,254)	(81,441,475)	(82,849,056)
Distributions from net realized gain on investment transactions (a)	0	0	0	0

Total dividends and distributions to shareholders	(30,720,671)	(36,153,254)	(81,441,475)	(82,849,056)

Capital-share transactions:
Net proceeds from sales of shares	455,478,828	347,893,829	759,526,932	704,153,347
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	3,175,039	5,328,205	6,246,123	7,454,435

Total proceeds from shares sold	458,653,867	353,222,034	765,773,055	711,607,782
Cost of shares redeemed	(591,058,695)	(614,722,644)	(1,141,748,567)	(1,189,748,184)

Net decrease in net assets from capital-share transactions	(132,404,828)	(261,500,610)	(375,975,512)	(478,140,402)

Net decrease in net assets	(12,472,526)	(586,876,118)	(142,238,109)	(1,260,213,298)

NET ASSETS:
Beginning of period	1,507,865,950	2,094,742,068	3,590,930,448	4,851,143,746

End of period (b)	$1,495,393,424	$1,507,865,950	$3,448,692,339	$3,590,930,448

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$23,291,633	$25,760,162	$65,131,279	$78,069,970

(a) See page 35 for share class information on dividend distributions of the International and Tax-Managed International Portfolios.

* Includes effect of portfolio transaction fee in the amounts of $5,091,096 and $7,975,435 for the years ended September 30, 2012 and September 30, 2011, respectively.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO		SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO		SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11

$15,458,587	$18,832,544	$1,137,411	$3,243,004	$533,004	$1,371,768
(16,868,121)	230,284,499	381,507	(360,335)	480,522	(330,322)
174,832,154	(584,564,324)	437,818	(1,077,068)	(176,316)	(135,115)

173,422,620	(335,447,281)	1,956,736	1,805,601	837,210	906,331

(11,854,454)	(18,106,284)	(1,150,680)	(3,243,004)	(542,125)	(1,371,768)

(46,479,337)	0	0	0	0	(278,881)

(58,333,791)	(18,106,284)	(1,150,680)	(3,243,004)	(542,125)	(1,650,649)

162,031,598	232,645,449	56,648,294	91,240,528	76,377,785	91,425,674

56,565,146	16,730,905	731,097	1,738,126	407,165	1,197,976

218,596,744	249,376,354	57,379,391	92,978,654	76,784,950	92,623,650
(343,895,850)	(558,988,953)	(83,754,519)	(206,210,405)	(98,678,044)	(114,737,951)

(125,299,106)*	(309,612,599)*	(26,375,128)	(113,231,751)	(21,893,094)	(22,114,301)

(10,210,277)	(663,166,164)	(25,569,072)	(114,669,154)	(21,598,009)	(22,858,619)

1,249,690,208	1,912,856,372	158,478,251	273,147,405	121,747,068	144,605,687

$1,239,479,931	$1,249,690,208	$132,909,179	$158,478,251	$100,149,059	$121,747,068

$15,576,255	$11,434,286	$(8,161)	$(767)	$(25,884)	$(38,705)

2012 Annual Report	31

Statement of Changes in Net Assets (continued)

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$3,514,051	$6,747,977	$52,331,896	$57,133,843
Net realized gain (loss) on investment transactions	698,355	368,149	5,911,533	(7,380,327)
Net change in unrealized appreciation/depreciation of investments	1,139,395	(1,513,692)	25,169,346	(2,000,837)

Net increase in net assets resulting from operations	5,351,801	5,602,434	83,412,775	47,752,679

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(3,514,051)	(6,747,977)	(52,331,896)	(57,133,843)
Distributions from net realized gain on investment transactions (a)	(266,512)	(241,315)	0	(7,000,663)

Total dividends and distributions to shareholders	(3,780,563)	(6,989,292)	(52,331,896)	(64,134,506)

Capital-share transactions:
Net proceeds from sales of shares	305,674,547	327,992,592	380,451,892	447,074,570
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	2,817,660	4,597,634	23,711,647	20,170,948

Total proceeds from shares sold	308,492,207	332,590,226	404,163,539	467,245,518
Cost of shares redeemed	(334,134,345)	(503,819,882)	(428,045,585)	(593,339,199)

Net increase (decrease) in net assets from capital-share transactions	(25,642,138)	(171,229,656)	(23,882,046)	(126,093,681)

Net increase (decrease) in net assets	(24,070,900)	(172,616,514)	7,198,833	(142,475,508)

NET ASSETS:
Beginning of period	418,585,692	591,202,206	1,828,973,418	1,971,448,926

End of period (b)	$394,514,792	$418,585,692	$1,836,172,251	$1,828,973,418

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$18,553	$(20,116)	$(144,328)	$(150,459)

(a) See pages 35 and 36 for share class information on dividend distributions of the New York Municipal, California Municipal and Diversified Municipal Portfolios.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO		U.S. GOVERNMENT SHORT DURATION PORTFOLIO

YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11

$33,959,836	$35,766,282	$154,238,848	$166,692,930	$175,648	$1,006,998
527,277	(6,801,838)	6,403,241	4,259,036	691,246	1,579,397
21,223,610	570,691	97,424,771	(13,178,351)	(171,364)	(1,454,310)

55,710,723	29,535,135	258,066,860	157,773,615	695,530	1,132,085

(33,959,836)	(35,766,282)	(154,519,274)	(167,431,074)	(653,503)	(1,554,744)
0	(11,678,572)	(4,546,355)	(28,006,150)	(956,224)	(609,884)

(33,959,836)	(47,444,854)	(159,065,629)	(195,437,224)	(1,609,727)	(2,164,628)

252,761,391	273,750,000	1,523,181,321	1,688,700,497	48,626,657	108,065,953
13,687,643	17,430,374	70,637,465	59,442,461	1,433,362	1,460,760

266,449,034	291,180,374	1,593,818,786	1,748,142,958	50,060,019	109,526,713
(269,046,540)	(336,671,505)	(1,581,303,607)	(1,728,182,304)	(68,101,964)	(141,289,372)

(2,597,506)	(45,491,131)	12,515,179	19,960,654	(18,041,945)	(31,762,659)

19,153,381	(63,400,850)	111,516,410	(17,702,955)	(18,956,142)	(32,795,202)

1,112,211,502	1,175,612,352	5,555,952,782	5,573,655,737	130,219,345	163,014,547

$1,131,364,883	$1,112,211,502	$5,667,469,192	$5,555,952,782	$111,263,203	$130,219,345

$(196,679)	$(196,679)	$33,568	$(74,738)	$124,269	$124,553

2012 Annual Report	33

Statement of Changes in Net Assets (continued)

	SHORT DURATION PLUS PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$2,594,914	$6,620,688	$126,645,368	$187,030,503
Net realized gain (loss) on investment and foreign currency transactions	3,895,760	(3,565,709)	67,842,526	98,487,490
Net change in unrealized appreciation/depreciation of investments	(606,908)	3,084,686	73,325,941	(24,655,680)

Net increase in net assets resulting from operations	5,883,766	6,139,665	267,813,835	260,862,313

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(5,042,813)	(8,144,555)	(133,021,484)	(193,315,729)
Distributions from net realized gain on investment transactions	0	0	(111,218,638)	(55,553,151)

Total dividends and distributions to shareholders	(5,042,813)	(8,144,555)	(244,240,122)	(248,868,880)

Capital-share transactions:
Net proceeds from sales of shares	268,151,975	481,271,506	754,105,620	1,159,516,869
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	3,170,368	4,131,183	160,445,510	77,790,073

Total proceeds from shares sold	271,322,343	485,402,689	914,551,130	1,237,306,942
Cost of shares redeemed	(372,800,562)	(390,016,945)	(1,275,881,852)	(1,465,180,825)

Net increase (decrease) in net assets from capital-share transactions	(101,478,219)	95,385,744	(361,330,722)	(227,873,883)

Net increase (decrease) in net assets	(100,637,266)	93,380,854	(337,757,009)	(215,880,450)

NET ASSETS:
Beginning of period	726,807,355	633,426,501	5,159,682,894	5,375,563,344

End of period (b)	$626,170,089	$726,807,355	$4,821,925,885	$5,159,682,894

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(13,113)	$(589,411)	$8,523,275	$1,993,493

(a) See page 36 for share class information on dividend distributions for the Short Duration Plus Portfolio.

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Dividends to shareholders:
Dividends from net investment income
International and Tax-Managed International Class Shares, respectively	$(30,576,496)	$(35,969,878)	$(81,403,350)	$(82,805,988)
Class A	(120,546)	(137,099)	(34,092)	(35,099)
Class B	(3,896)	(7,363)	(801)	(888)
Class C	(19,733)	(38,914)	(3,232)	(7,081)

	$(30,720,671)	$(36,153,254)	$(81,441,475)	$(82,849,056)

	NEW YORK MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Dividends and Distributions to shareholders:
Dividends from net investment income
Municipal Class	$(45,177,436)	$(51,107,696)	$(31,057,627)	$(33,849,514)
Class A	(5,633,810)	(4,677,472)	(2,431,695)	(1,465,848)
Class B	(13,507)	(19,622)	(2,346)	(6,811)
Class C	(1,507,143)	(1,329,053)	(468,168)	(444,109)

	$(52,331,896)	$(57,133,843)	$(33,959,836)	$(35,766,282)

Distributions from net realized gain on investment transactions
Municipal Class	$0	$(6,157,028)	$0	$(10,973,587)
Class A	0	(609,093)	0	(490,418)
Class B	0	(3,768)	0	(3,955)
Class C	0	(230,774)	0	(210,612)

	$0	$(7,000,663)	$0	$(11,678,572)

2012 Annual Report	35

Statement of Changes in Net Assets (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Dividends and Distributions to shareholders:
Dividends from net investment income
Municipal Class	$(135,203,695)	$(154,372,036)
Class A	(16,725,113)	(10,805,554)
Class B	(13,234)	(22,032)
Class C	(2,577,232)	(2,231,452)

	$(154,519,274)	$(167,431,074)

Distributions from net realized gain on investment transactions
Municipal Class	$(3,995,574)	$(25,656,578)
Class A	(453,984)	(1,818,536)
Class B	(674)	(6,211)
Class C	(96,123)	(524,825)

	$(4,546,355)	$(28,006,150)

	SHORT DURATION PLUS PORTFOLIO

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Dividends to shareholders:
Dividends from net investment income
Short Duration Plus Class	$(4,674,392)	$(7,507,885)
Class A	(308,624)	(567,406)
Class B	(6,990)	(10,760)
Class C	(52,807)	(58,504)

	$(5,042,813)	$(8,144,555)

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS

	YEAR ENDED 9/30/12		YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Net asset value, beginning of period	$12.36		$15.08	$15.00		$16.51	$29.38

Income from investment operations:
Investment income, net†	0.23	‡	0.23	0.22		0.25	0.50
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.90		(2.68)	0.14		(1.31)	(9.89)

Total from investment operations	1.13		(2.45)	0.36		(1.06)	(9.39)

Less dividends and distributions:
Dividends from taxable net investment income	(0.26)		(0.27)	(0.28)		(0.45)	(0.44)
Distributions from net realized gain on investment transactions	0		0	0		0	(3.04)

Total dividends and distributions	(0.26)		(0.27)	(0.28)		(0.45)	(3.48)

Net asset value, end of period	$13.23		$12.36	$15.08		$15.00	$16.51

Total return (a)	9.32%		(16.61)%	2.43%		(5.59)%	(36.07)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,485,757		$1,495,894	$2,073,462		$2,364,571	$2,788,102
Average net assets (000 omitted)	$1,546,251		$2,015,954	$2,199,418		$2,032,024	$3,828,486
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.16%		1.18%	1.17%	(d)	1.19%	1.18%
Expenses, before waivers/reimbursements	1.21%		1.18%	1.17%	(d)	1.19%	1.18%
Net investment income	1.79%	‡	1.50%	1.49%	(d)	2.03%	2.16%
Portfolio turnover rate	69%		62%	84%		91%	53%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2012 Annual Report	37

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-MANAGED INTERNATIONAL PORTFOLIO TAX-MANAGED INTERNATIONAL CLASS

	YEAR ENDED 9/30/12		YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Net asset value, beginning of period	$12.46		$15.19	$15.16		$16.52	$29.64

Income from investment operations:
Investment income, net†	0.25	‡	0.24	0.22		0.25	0.52
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.91		(2.70)	0.09		(1.16)	(10.22)
Contributions from Adviser	0		0	0	(c)	0 (c)	0

Total from investment operations	1.16		(2.46)	0.31		(0.91)	(9.70)

Less dividends and distributions:
Dividends from taxable net investment income	(0.29)		(0.27)	(0.28)		(0.45)	(0.42)
Distributions from net realized gain on investment transactions	0		0	0		0	(3.00)

Total dividends and distributions	(0.29)		(0.27)	(0.28)		(0.45)	(3.42)

Net asset value, end of period	$13.33		$12.46	$15.19		$15.16	$16.52

Total return (a)	9.56%		(16.56)%	2.07%		(4.64)%	(36.75)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,446,598		$3,587,820	$4,845,829		$5,286,906	$6,024,221
Average net assets (000 omitted)	$3,598,435		$4,714,049	$5,004,731		$4,376,859	$8,333,321
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.11%		1.14%	1.13%	(d)	1.15%	1.12%
Expenses, before waivers/reimbursements	1.16%		1.14%	1.13%	(d)	1.15%	1.12%
Net investment income	1.88%	‡	1.54%	1.53%	(d)	2.07%	2.21%
Portfolio turnover rate	62%		61%	85%		84%	70%

See Footnote Summary on page 49.

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Net asset value, beginning of period	$24.46	$31.40	$26.67		$25.97	$50.62

Income from investment operations
Investment income, net†	0.31 ‡	0.33	0.27		0.24	0.53
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.03	(7.10)	4.54		2.25	(14.32)
Contributions from Adviser	0	0	0		0	0 (c)

Total from investment operations	3.34	(6.77)	4.81		2.49	(13.79)

Less dividends and distributions:
Dividends from taxable net investment income	(0.24)	(0.31)	(0.20)		(0.39)	(0.44)
Distributions from net realized gain on investment transactions	(0.94)	0	0		(1.50)	(10.55)

Total dividends and distributions	(1.18)	(0.31)	(0.20)		(1.89)	(10.99)

Portfolio transaction fee	0.10	0.14	0.12		0.10	0.13

Net asset value, end of period	$26.72	$24.46	$31.40		$26.67	$25.97

Total return (a)	14.63% (b)	(22.95)% (b)	16.19%	(b)	13.54% (b)	(36.23)% (b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,239,480	$1,249,690	$1,912,856		$1,949,728	$1,950,976
Average net assets (000 omitted)	$1,303,241	$1,823,362	$1,928,521		$1,458,886	$2,877,534
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.44%	1.45%	1.44%	(d)	1.48%	1.51%
Expenses, before waivers/reimbursements	1.49%	1.45%	1.44%	(d)	1.48%	1.51%
Net investment income	1.19% ‡	1.03%	0.94%	(d)	1.25%	1.35%
Portfolio turnover rate	55%	57%	67%		70%	55%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2012 Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Net asset value, beginning of period	$12.49	$12.53	$12.59		$12.40	$12.40

Income from investment operations
Investment income, net†	0.10	0.20	0.22		0.30	0.37
Net realized and unrealized gain (loss) on investment transactions	0.07	(0.04)	(0.06)		0.20	0
Contributions from Adviser	0	0	0		0	0	(c)

Total from investment operations	0.17	0.16	0.16		0.50	0.37

Less dividends:
Dividends from tax-exempt net investment income	(0.10)	(0.20)	(0.22)		(0.31)	(0.37)

Net asset value, end of period	$12.56	$12.49	$12.53		$12.59	$12.40

Total return (a)	1.34%	1.28%	1.29%		4.14%	3.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$132,909	$158,478	$273,147		$235,326	$161,836
Average net assets (000 omitted)	$148,340	$200,953	$262,227		$186,124	$132,487
Ratio to average net assets of:
Expenses	0.64%	0.61%	0.61%	(d)	0.63%	0.67%
Net investment income	0.77%	1.61%	1.75%	(d)	2.42%	2.98%
Portfolio turnover rate	54%	32%	30%		45%	103%

See Footnote Summary on page 49.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Net asset value, beginning of period	$12.55	$12.62	$12.68	$12.53	$12.49

Income from investment operations
Investment income, net†	0.06	0.13	0.21	0.34	0.35
Net realized and unrealized gain (loss) on investment transactions	0.04	(0.04)	0.01	0.15	0.05

Total from investment operations	0.10	0.09	0.22	0.49	0.40

Less dividends and distributions:
Dividends from tax-exempt net investment income	(0.07)	(0.13)	(0.21)	(0.34)	(0.36)
Distributions from net realized gain on investment transactions	0	(0.03)	(0.07)	0	0

Total dividends and distributions	(0.07)	(0.16)	(0.28)	(0.34)	(0.36)

Net asset value, end of period	$12.58	$12.55	$12.62	$12.68	$12.53

Total return (a)	0.76%	0.74%	1.77%	3.95%	3.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$100,149	$121,747	$144,606	$109,040	$141,225
Average net assets (000 omitted)	$103,813	$127,326	$127,870	$119,438	$106,703
Ratio to average net assets of:
Expenses	0.67%	0.63%	0.65% (d)	0.65%	0.69%
Net investment income	0.51%	1.08%	1.66% (d)	2.68%	2.81%
Portfolio turnover rate	45%	81%	64%	52%	134%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2012 Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Net asset value, beginning of period	$12.70	$12.69	$12.68		$12.53	$12.50

Income from investment operations
Investment income, net†	0.10	0.17	0.21		0.32	0.38
Net realized and unrealized gain on investment transactions	0.05	0.01	0.01		0.16	0.04

Total from investment operations	0.15	0.18	0.22		0.48	0.42

Less dividends and distributions:
Dividends from tax-exempt net investment income	(0.10)	(0.16)	(0.21)		(0.33)	(0.39)
Distributions from net realized gain on investment transactions	(0.01)	(0.01)	0		0	0

Total dividends and distributions	(0.11)	(0.17)	(0.21)		(0.33)	(0.39)

Net asset value, end of period	$12.74	$12.70	$12.69		$12.68	$12.53

Total return (a)	1.18%	1.42%	1.75%		3.85%	3.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$394,515	$418,586	$591,202		$457,515	$328,867
Average net assets (000 omitted)	$437,015	$515,306	$556,818		$368,993	$277,346
Ratio to average net assets of:
Expenses	0.59%	0.62%	0.62%	(d)	0.62%	0.64%
Net investment income	0.80%	1.31%	1.65%	(d)	2.55%	3.05%
Portfolio turnover rate	51%	39%	23%		54%	94%

See Footnote Summary on page 49.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Net asset value, beginning of period	$14.42	$14.53	$14.36	$13.61	$13.83

Income from investment operations:
Investment income, net†	0.43	0.44	0.44	0.46	0.47
Net realized and unrealized gain (loss) on investment transactions	0.24	(0.06)	0.20	0.79	(0.22)

Total from investment operations	0.67	0.38	0.64	1.25	0.25

Less dividends and distributions:
Dividends from tax-exempt net investment income	(0.43)	(0.44)	(0.44)	(0.46)	(0.47)
Distributions from net realized gain on investment transactions	0	(0.05)	(0.03)	(0.04)	0

Total dividends and distributions	(0.43)	(0.49)	(0.47)	(0.50)	(0.47)

Net asset value, end of period	$14.66	$14.42	$14.53	$14.36	$13.61

Total return (a)	4.69%	2.74%	4.55%	9.42%	1.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,498,388	$1,579,981	$1,745,720	$1,692,410	$1,817,154
Average net assets (000 omitted)	$1,541,811	$1,652,024	$1,752,608	$1,643,093	$1,828,067
Ratio to average net assets of:
Expenses	0.61%	0.61%	0.61% (d)	0.61%	0.61%
Net investment income	2.93%	3.09%	3.05% (d)	3.33%	3.38%
Portfolio turnover rate	14%	14%	18%	19%	24%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2012 Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Net asset value, beginning of period	$14.62	$14.85	$14.55	$13.96	$14.18

Income from investment operations:
Investment income, net†	0.45	0.46	0.47	0.48	0.48
Net realized and unrealized gain (loss) on investment transactions	0.29	(0.08)	0.34	0.63	(0.22)

Total from investment operations	0.74	0.38	0.81	1.11	0.26

Less dividends and distributions:
Dividends from tax-exempt net investment income	(0.45)	(0.46)	(0.47)	(0.48)	(0.48)
Distributions from net realized gain on investment transactions	0	(0.15)	(0.04)	(0.04)	0

Total dividends and distributions	(0.45)	(0.61)	(0.51)	(0.52)	(0.48)

Net asset value, end of period	$14.91	$14.62	$14.85	$14.55	$13.96

Total return (a)	5.11%	2.70%	5.71%	8.09%	1.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$991,764	$1,031,911	$1,103,565	$1,154,961	$1,363,736
Average net assets (000 omitted)	$1,026,677	$1,059,794	$1,163,905	$1,186,613	$1,414,368
Ratio to average net assets of:
Expenses	0.63%	0.63%	0.63% (d)	0.63%	0.62%
Net investment income	3.03%	3.19%	3.23% (d)	3.39%	3.38%
Portfolio turnover rate	15%	14%	33%	14%	26%

See Footnote Summary on page 49.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Net asset value, beginning of period	$14.65	$14.75	$14.53	$13.81	$14.00

Income from investment operations:
Investment income, net†	0.41	0.45	0.45	0.48	0.48
Net realized and unrealized gain (loss) on investment transactions	0.29	(0.03)	0.25	0.73	(0.19)

Total from investment operations	0.70	0.42	0.70	1.21	0.29

Less dividends and distributions:
Dividends from tax-exempt net investment income	(0.42)	(0.45)	(0.46)	(0.48)	(0.48)
Distributions from net realized gain on investment transactions	(0.01)	(0.07)	(0.02)	(0.01)	0

Total dividends and distributions	(0.43)	(0.52)	(0.48)	(0.49)	(0.48)

Net asset value, end of period	$14.92	$14.65	$14.75	$14.53	$13.81

Total return (a)	4.81%	2.96%	4.90%	8.96%	2.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$4,684,176	$4,907,931	$5,129,063	$4,942,157	$5,065,599
Average net assets (000 omitted)	$4,839,804	$4,991,204	$5,176,769	$4,716,436	$5,052,989
Ratio to average net assets of:
Expenses	0.56%	0.56%	0.56% (d)	0.57%	0.57%
Net investment income	2.79%	3.08%	3.10% (d)	3.39%	3.38%
Portfolio turnover rate	16%	18%	21%	12%	28%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2012 Annual Report	45

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Net asset value, beginning of period	$12.82	$12.89	$12.70		$12.47	$12.47

Income from investment operations
Investment income, net†	0.02	0.09	0.10		0.24	0.43
Net realized and unrealized gain on investment transactions	0.05	0.02	0.22		0.25	0.01

Total from investment operations	0.07	0.11	0.32		0.49	0.44

Less dividends and distributions:
Dividends from taxable net investment income	(0.07)	(0.13)	(0.13)		(0.26)	(0.44)
Distributions from net realized gain on investment transactions	(0.09)	(0.05)	0		0	0

Total dividends and distributions	(0.16)	(0.18)	(0.13)		(0.26)	(0.44)

Net asset value, end of period	$12.73	$12.82	$12.89		$12.70	$12.47

Total return (a)	0.55%	0.87%	2.55%		3.96%	3.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$111,263	$130,219	$163,015		$172,741	$116,067
Average net assets (000 omitted)	$126,795	$149,555	$175,298		$163,493	$94,678
Ratio to average net assets of:
Expenses	0.68%	0.64%	0.64%	(d)	0.63%	0.73%
Net investment income	0.14%	0.67%	0.81%	(d)	1.90%	3.43%
Portfolio turnover rate	95%	170%	181%		312%	143%

See Footnote Summary on page 49.

See Notes to Financial Statements.

46	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Net asset value, beginning of period	$11.89	$11.92	$11.65		$11.45	$12.24

Income from investment operations:
Investment income, net†	0.06	0.12	0.20		0.35	0.46
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.06	(0.01)	0.29		0.22	(0.77)

Total from investment operations	0.12	0.11	0.49		0.57	(0.31)

Less dividends:
Dividends from taxable net investment income	(0.10)	(0.14)	(0.22)		(0.37)	(0.48)

Net asset value, end of period	$11.91	$11.89	$11.92		$11.65	$11.45

Total return (a)	1.04%	0.96%	4.29%	*	5.08%	(2.61)% *

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$549,979	$629,603	$534,551		$424,137	$369,337
Average net assets (000 omitted)	$544,248	$624,052	$481,956		$367,415	$342,890
Ratio to average net assets of:
Expenses	0.62%	0.60%	0.62%	(d)	0.63%	0.64%
Net investment income	0.47%	0.99%	1.69%	(d)	3.08%	3.88%
Portfolio turnover rate	134%	99%	107%		176%	116%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2012 Annual Report	47

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERMEDIATE DURATION PORTFOLIO

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Net asset value, beginning of period	$14.16	$14.13	$13.18	$12.25	$13.11

Income from investment operations
Investment income, net†	0.36	0.50	0.54	0.60	0.62
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.41	0.18	0.97	1.07	(0.80)

Total from investment operations	0.77	0.68	1.51	1.67	(0.18)

Less dividends and distributions:
Dividends from taxable net investment income	(0.38)	(0.50)	(0.56)	(0.62)	(0.68)
Distributions from net realized gain on investment transactions	(0.31)	(0.15)	0	(0.12)	0

Total dividends and distributions	(0.69)	(0.65)	(0.56)	(0.74)	(0.68)

Net asset value, end of period	$14.24	$14.16	$14.13	$13.18	$12.25

Total return (a)	5.65% **	5.09%	11.68%	14.41% *	(1.53)% ^*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$4,821,926	$5,159,683	$5,375,563	$5,007,391	$4,886,527
Average net assets (000 omitted)	$4,944,151	$5,261,269	$5,305,650	$4,463,855	$5,220,966
Ratio to average net assets of:
Expenses	0.57%	0.56%	0.56% (d)	0.57%	0.57%
Net investment income	2.56%	3.55%	3.99% (d)	4.96%	4.75%
Portfolio turnover rate	154%	110%	90%	82%	95%

See Footnote Summary on page 49.

See Notes to Financial Statements.

48	Sanford C. Bernstein Fund, Inc.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Intermediate Duration Portfolio for the years ended September 30, 2009 and September 30, 2008 by .01% and 0.02%, respectively and of the Short Duration Plus Portfolio for the years ended September 30, 2010 and September 30, 2008 by 0.01% and 0.05%, respectively.
**	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.10% for the year ended September 30, 2012.
^	The total return for the Intermediate Duration Portfolio includes the impact of losses resulting from swap counterparty exposure to Lehman Brothers, which detracted from the performance of the Portfolio for the year ended September 30, 2008 by (.16)%.
†	Based on average shares outstanding.
‡	Net of fees and expenses waived by the Adviser.
(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(b)	This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. Total return to a shareholder for the years ending September 30, 2012, September 30, 2011, September 30, 2010, September 30, 2009 and September 30, 2008, without taking into account these transaction fees would have been 12.34%, (21.38)%, 18.55%, 15.85% and (34.93)%, respectively.
(c)	Amount is less than $.005.
(d)	The ratio includes expenses attributable to costs of proxy solicitation.

See Notes to Financial Statements.

2012 Annual Report	49

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 18 portfolios (“Portfolios”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
International	International Class, Class A, Class B and Class C
Tax-Managed International	Tax-Managed International Class, Class A, Class B and Class C
Emerging Markets	Emerging Markets Class

FIXED INCOME MUNICIPAL PORTFOLIOS
Short Duration New York Municipal	Short Duration New York Municipal Class
Short Duration California Municipal	Short Duration California Municipal Class
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class

INTERMEDIATE MUNICIPAL PORTFOLIOS
New York Municipal	Municipal Class, Class A, Class B and Class C
California Municipal	Municipal Class, Class A, Class B and Class C
Diversified Municipal	Municipal Class, Class A, Class B and Class C

FIXED INCOME TAXABLE PORTFOLIOS
U.S. Government Short Duration	U.S. Government Short Duration Class
Short Duration Plus	Short Duration Plus Class, Class A, Class B and Class C
Intermediate Duration	Intermediate Duration Class

OVERLAY PORTFOLIOS*
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

*	The Overlay Portfolios commenced operations on February 8, 2010.

Each Portfolio has its own investment objectives. This report relates only to the International Equity Portfolios, Fixed Income Taxable Portfolios, Fixed Income Municipal Portfolios and Intermediate Municipal Portfolios. The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class B and Class C Shares (collectively “Retail Classes”) of International, Tax-Managed International, New York Municipal, California Municipal, Diversified Municipal and Short Duration Plus Portfolios are presented in separate financial reports. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

50	Sanford C. Bernstein Fund, Inc.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

2012 Annual Report	51

Notes to Financial Statements (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through brokers or pricing services are generally categorized within Level 2. Those investments for which current data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

52	Sanford C. Bernstein Fund, Inc.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2012:

INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$19,702,036	$331,953,425	$0	$351,655,461
Consumer Discretionary	23,542,317	198,781,012	0	222,323,329
Industrials	0	206,886,910	0	206,886,910
Energy	22,628,528	157,448,129	0	180,076,657
Consumer Staples	5,039,541	166,760,613	0	171,800,154
Health Care	0	75,717,883	0	75,717,883
Materials	11,034,538	60,589,750	0	71,624,288
Information Technology	17,509,193	49,106,896	0	66,616,089
Telecommunication Services	0	63,277,828	0	63,277,828
Utilities	10,008,982	31,382,513	0	41,391,495
Warrants	0	0	25,650,404	25,650,404
Options Purchased—Puts	0	270,331	0	270,331
Short-Term Investments	0	1,867,591	0	1,867,591
Total Investments in Securities	109,465,135	1,344,042,881 +	25,650,404	1,479,158,420
Other Financial Instruments* :
Assets:
Futures Contracts	0	8,905	0	8,905	#
Forward Currency Exchange Contracts	0	1,827,364	0	1,827,364
Liabilities:
Futures Contracts	(93,141)	(15,257)	0	(108,398	) #
Forward Currency Exchange Contracts	0	(3,268,315)	0	(3,268,315)
Put Options Written	0	(30,037)	0	(30,037)
Total##	$109,371,994	$1,342,565,541	$25,650,404	$1,477,587,939

TAX-MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$43,385,360	$769,841,379	$0	$813,226,739
Consumer Discretionary	55,036,295	455,203,379	0	510,239,674
Industrials	0	483,218,278	0	483,218,278
Energy	48,411,364	360,025,570	0	408,436,934
Consumer Staples	3,774,026	386,920,553	0	390,694,579
Health Care	0	190,287,002	0	190,287,002
Materials	27,473,356	139,940,372	0	167,413,728
Telecommunication Services	0	151,502,530	0	151,502,530
Information Technology	40,737,022	106,325,663	0	147,062,685
Utilities	23,289,229	61,782,494	0	85,071,723
Warrants	0	0	59,928,917	59,928,917
Options Purchased—Puts	0	636,331	0	636,331
Total Investments in Securities	242,106,652	3,105,683,551 +	59,928,917	3,407,719,120

2012 Annual Report	53

Notes to Financial Statements (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	0	$28,494,371	0	$28,494,371
Liabilities:
Forward Currency Exchange Contracts	0	(27,838,054)	0	(27,838,054)
Put Options Written	0	(70,703)	0	(70,703)
Total##	$242,106,652	$3,106,269,165	$59,928,917	$3,408,304,734

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$85,650,480	$208,792,593	$0	$294,443,073
Information Technology	16,990,341	191,425,195	0	208,415,536
Consumer Discretionary	65,887,195	133,626,906	0	199,514,101
Energy	20,920,383	162,436,099	0	183,356,482
Consumer Staples	47,770,162	57,883,910	0	105,654,072
Materials	3,446,287	82,813,012	322,826	86,582,125
Industrials	12,160,908	33,600,500	0	45,761,408
Telecommunication Services	21,688,014	21,344,023	0	43,032,037
Utilities	29,208,071	0	0	29,208,071
Health Care	5,769,494	10,607,487	0	16,376,981
Warrants	0	4,922,235	9,648,575	14,570,810
Rights	306,987	0	0	306,987
Options Purchased—Puts	0	885,000	0	885,000
Short-Term Investments	0	10,062,344	0	10,062,344
Total Investments in Securities	309,798,322	918,399,304 +	9,971,401	1,238,169,027
Other Financial Instruments*:
Assets	0	0	0	0
Liabilities:
Put Options Written	0	(142,500)	0	(142,500)
Total(a)	$309,798,322	$918,256,804	$9,971,401	$1,238,026,527

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$117,867,069	$4,091,675	$121,958,744
Corporates—Investment Grades	0	6,903,063	0	6,903,063
Short-Term Investments	0	2,467,707	0	2,467,707
Total Investments in Securities	0	127,237,839	4,091,675	131,329,514
Other Financial Instruments*	0	0	0	0
Total++	$0	$127,237,839	$4,091,675	$131,329,514

54	Sanford C. Bernstein Fund, Inc.

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$92,637,349	$960,572	$93,597,921
Governments—Treasuries	0	3,991,720	0	3,991,720
Corporates—Investment Grades	0	3,125,639	0	3,125,639
Short-Term Investments	0	3,254,785	0	3,254,785
Total Investments in Securities	0	103,009,493	960,572	103,970,065
Other Financial Instruments*	0	0	0	0
Total++	$0	$103,009,493	$960,572	$103,970,065

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$369,917,299	$5,784,127	$375,701,426
Short-Term Municipal Notes	0	3,335,000	0	3,335,000
Corporates—Investment Grades	0	20,218,768	0	20,218,768
Total Investments in Securities	0	393,471,067	5,784,127	399,255,194
Other Financial Instruments*	0	0	0	0
Total++	$0	$393,471,067	$5,784,127	$399,255,194

NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,713,916,974	$50,438,308	$1,764,355,282
Corporates—Investment Grades	0	12,758,659	0	12,758,659
Short-Term Investments	0	32,055,317	0	32,055,317
Total Investments in Securities	0	1,758,730,950	50,438,308	1,809,169,258
Other Financial Instruments*	0	0	0	0
Total++	$0	$1,758,730,950	$50,438,308	$1,809,169,258

CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,083,792,008	$23,189,725	$1,106,981,733
Corporates—Investment Grades	0	27,144,016	0	27,144,016
Short-Term Investments	0	21,851,166	0	21,851,166
Total Investments in Securities	0	1,132,787,190	23,189,725	1,155,976,915
Other Financial Instruments*	0	0	0	0
Total++	$0	$1,132,787,190	$23,189,725	$1,155,976,915

2012 Annual Report	55

Notes to Financial Statements (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$5,162,340,713	$78,185,467	$5,240,526,180
Short-Term Municipal Notes	0	61,135,000	0	61,135,000
Corporates—Investment Grades	2,784,162	234,855,916	0	237,640,078
Governments—Treasuries	0	41,386,327	0	41,386,327
Short-Term Investments	0	28,137,265	0	28,137,265
Total Investments in Securities	2,784,162	5,527,855,221	78,185,467	5,608,824,850
Other Financial Instruments*	0	0	0	0
Total++	$2,784,162	$5,527,855,221	$78,185,467	$5,608,824,850

U.S. GOVERNMENT SHORT DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Governments—Treasuries	$0	$56,492,626	$0	$56,492,626
Mortgage Pass-Throughs	0	45,306,491	0	45,306,491
Collateralized Mortgage Obligations	0	5,494,018	0	5,494,018
Total Investments in Securities	0	107,293,135	0	107,293,135
Other Financial Instruments*:
Assets:
Futures Contracts	31,286	0	0	31,286	#
Liabilities:
Futures Contracts	(8,931)	0	0	(8,931	)#
Total++	$22,355	$107,293,135	$0	$107,315,490

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Mortgage Pass-Throughs	$0	$220,679,267	$0	$220,679,267
Governments—Treasuries	0	203,399,304	0	203,399,304
Asset-Backed Securities	0	79,251,988	9,177,230	88,429,218
Corporates—Investment Grades	0	50,314,824	0	50,314,824
Commercial Mortgage-Backed Securities	0	23,867,604	6,800,534	30,668,138
Collateralized Mortgage Obligations	0	18,505,224	1,188,125	19,693,349
Governments—Sovereign Agencies	0	3,404,909	0	3,404,909
Total Investments in Securities	0	599,423,120	17,165,889	616,589,009
Other Financial Instruments*:
Assets:
Futures Contracts	100,766	0	0	100,766	#
Forward Currency Exchange Contracts	0	90,932	0	90,932
Liabilities:
Futures Contracts	(96,611)	0	0	(96,611	)#
Total++	$4,155	$599,514,052	$17,165,889	$616,684,096

56	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Corporates—Investment Grades	$4,256,162	$1,343,598,176	$0		$1,347,854,338
Mortgage Pass-Throughs	0	1,110,123,340	0		1,110,123,340
Governments—Treasuries	0	988,223,799	0		988,223,799
Asset-Backed Securities	14,161,016	420,341,208	65,762,852		500,265,076
Agencies	0	334,932,646	0		334,932,646
Commercial Mortgage-Backed Securities	0	241,580,650	24,284,893		265,865,543
Quasi-Sovereigns	0	60,407,902	0		60,407,902
Corporates—Non-Investment Grades	0	59,690,020	0		59,690,020
Governments—Sovereign Bonds	0	33,146,227	0		33,146,227
Local Governments—Municipal Bonds	0	17,555,996	0		17,555,996
Collateralized Mortgage Obligations	0	0	9,583,522		9,583,522
Bank Loans	0	0	1,789,207		1,789,207
Warrants	0	0	0	^	0
Short-Term Investments:
Repurchase Agreements	0	115,000,000	0		115,000,000
Time Deposit	0	89,146,388	0		89,146,388
Treasury Bill	0	146,716,471	0		146,716,471
Total Investments in Securities	18,417,178	4,960,462,823	101,420,474		5,080,300,475
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	0	420,022	0		420,022
Credit Default Swap Contracts	0	59,560	0		59,560
Liabilities:
Futures Contracts	(21,712)	0	0		(21,712)#
Forward Currency Exchange Contracts	0	(471,336)	0		(471,336)
Interest Rate Swap Contracts	0	(3,303,353)	0		(3,303,353)
Credit Default Swap Contracts	0	(24,511)	0		(24,511)
Total++	$18,395,466	$4,957,143,205	$101,420,474		$5,076,959,145

^	The Portfolio held a security with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

++	There were no transfers between Level 1 and Level 2 during the reporting period.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

##	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

(a)	An amount of $140,297,359 was transferred from Level 1 to Level 2 due to insufficient observable inputs during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

2012 Annual Report	57

Notes to Financial Statements (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

INTERNATIONAL PORTFOLIO	WARRANTS	TOTAL
Balance as of 9/30/11	$0	$0
Accrued discounts/(premiums)	0	0
Realized gain (loss)	(350,402)	(350,402)
Change in unrealized appreciation/depreciation	396,700	396,700
Purchases	28,515,026	28,515,026
Sales	(2,910,920)	(2,910,920)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/12	$25,650,404	$25,650,404

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*	$396,700	$396,700

TAX-MANAGED INTERNATIONAL PORTFOLIO	WARRANTS	TOTAL
Balance as of 9/30/11	$0	$0
Accrued discounts/(premiums)	0	0
Realized gain (loss)	(899,182)	(899,182)
Change in unrealized appreciation/depreciation	995,942	995,942
Purchases	67,413,521	67,413,521
Sales	(7,581,364)	(7,581,364)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/12	$59,928,917	$59,928,917

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*	$995,942	$995,942

EMERGING MARKETS PORTFOLIO	FINANCIALS	ENERGY	MATERIALS	WARRANTS
Balance as of 9/30/11	$1,950,523	$12,231,415	$0	$0
Accrued discounts/(premiums)	0	0	0	0
Realized gain (loss)	408,698	0	0	477,416
Change in unrealized appreciation/depreciation	251,634	0	(1,698,722)	(886,524)
Purchases	556,081	0	0	1,856,944
Sales	(3,166,936)	0	0	(7,163,083)
Transfers in to Level 3	0	0	2,021,548	15,363,822
Transfers out of Level 3	0	(12,231,415)	0	0

Balance as of 9/30/12	$0	$0	$322,826	$9,648,575

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*	$0	$0	$(1,698,722)	$(886,524)

58	Sanford C. Bernstein Fund, Inc.

	TOTAL
Balance as of 9/30/11	$14,181,938
Accrued discounts/(premiums)	0
Realized gain (loss)	886,114
Change in unrealized appreciation/depreciation	(2,333,612)
Purchases	2,413,025
Sales	(10,330,019)
Transfers in to Level 3	17,385,370
Transfers out of Level 3	(12,231,415)

Balance as of 9/30/12	$9,971,401

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*	$(2,585,246)

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/11	$1,852,470	$1,852,470
Accrued discounts/(premiums)	820	820
Realized gain (loss)	(35,420)	(35,420)
Change in unrealized appreciation/depreciation	38,194	38,194
Purchases	0	0
Sales	(1,576,596)	(1,576,596)
Transfers in to Level 3	5,577,377	5,577,377
Transfers out of Level 3	(1,765,170)	(1,765,170)

Balance as of 9/30/12	$4,091,675	$4,091,675

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*	$38,194	$38,194

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/11	$68,000	$68,000
Accrued discounts/(premiums)	179	179
Realized gain (loss)	16	16
Change in unrealized appreciation/depreciation	(21,459)	(21,459)
Purchases	350,000	350,000
Sales	(62,590)	(62,590)
Transfers in to Level 3	626,426	626,426
Transfers out of Level 3	0	0

Balance as of 9/30/12	$960,572	$960,572

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*	$(21,459)	$(21,459)

2012 Annual Report	59

Notes to Financial Statements (continued)

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/11	$154,500	$154,500
Accrued discounts/(premiums)	(51,615)	(51,615)
Realized gain (loss)	(48,850)	(48,850)
Change in unrealized appreciation/depreciation	93,208	93,208
Purchases	0	0
Sales	(2,313,234)	(2,313,234)
Transfers in to Level 3	7,950,118	7,950,118
Transfers out of Level 3	0	0

Balance as of 9/30/12	$5,784,127	$5,784,127

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*	$93,208	$93,208

NEW YORK MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/11	$13,911,550	$13,911,550
Accrued discounts/(premiums)	(215,050)	(215,050)
Realized gain (loss)	12,526	12,526
Change in unrealized appreciation/depreciation	(2,029,762)	(2,029,762)
Purchases	20,391	20,391
Sales	(2,686,000)	(2,686,000)
Transfers in to Level 3	54,881,703	54,881,703
Transfers out of Level 3	(13,457,050)	(13,457,050)

Balance as of 9/30/12	$50,438,308	$50,438,308

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*	$(2,029,762)	$(2,029,762)

CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/11	$128,000	$128,000
Accrued discounts/(premiums)	252,014	252,014
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	(567,017)	(567,017)
Purchases	6,465,000	6,465,000
Sales	(3,486,440)	(3,486,440)
Transfers in to Level 3	20,398,168	20,398,168
Transfers out of Level 3	0	0

Balance as of 9/30/12	$23,189,725	$23,189,725

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*	$(567,017)	$(567,017)

60	Sanford C. Bernstein Fund, Inc.

DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	INTEREST RATE SWAP CONTRACTS	TOTAL
Balance as of 9/30/11	$161,000	$370,480	$531,480
Accrued discounts/(premiums)	(2,490,774)	0	(2,490,774)
Realized gain (loss)	25,136	380,007	405,143
Change in unrealized appreciation/depreciation	3,721,965	(370,480)	3,351,485
Purchases	1,882,988	0	1,882,988
Sales	(5,229,229)	0	(5,229,229)
Settlements	0	(380,007)	(380,007)
Transfers in to Level 3	80,114,381	0	80,114,381
Transfers out of Level 3	0	0	0

Balance as of 9/30/12	$78,185,467	$0	$78,185,467

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*	$3,721,965	$0	$3,721,965

U.S. GOVERNMENT SHORT DURATION PORTFOLIO	COLLATERALIZED MORTGAGE OBLIGATIONS	TOTAL
Balance as of 9/30/11	$5,186,304	$5,186,304
Accrued discounts/(premiums)	0	0
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	0	0
Purchases	0	0
Sales	0	0
Transfers in to Level 3	0	0
Transfers out of Level 3	(5,186,304)	(5,186,304)

Balance as of 9/30/12	$0	$0

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*	$0	$0

SHORT DURATION PLUS PORTFOLIO	ASSET-BACKED SECURITIES	COMMERCIAL MORTGAGE-BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	TOTAL
Balance as of 9/30/11	$9,273,835	$11,947,915	$13,488,575	$34,710,325
Accrued discounts/(premiums)	1,235	(420)	48	863
Realized gain (loss)	20,615	(3,114)	(18,229)	(728)
Change in unrealized appreciation/depreciation	296,375	67,277	(87,954)	275,698
Purchases	6,274,107	0	0	6,274,107
Sales	(6,688,937)	(1,055,272)	(284,350)	(8,028,559)
Transfers in to Level 3	0	1,542,066	0	1,542,066
Transfers out of Level 3	0	(5,697,918)	(11,909,965)	(17,607,883)

Balance as of 9/30/12	$9,177,230	$6,800,534	$1,188,125	$17,165,889

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*	$216,265	$67,277	$(108,676)	$174,866

2012 Annual Report	61

Notes to Financial Statements (continued)

INTERMEDIATE DURATION PORTFOLIO	ASSET-BACKED SECURITIES	COMMERCIAL MORTGAGE-BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	BANK LOANS
Balance as of 9/30/11	$34,842,778	$5,647,349	$16,233,220	$13,056,540
Accrued discounts/(premiums)	2,205	(114,596)	2,325	177,982
Realized gain (loss)	(6,395,085)	0	(5,773,206)	(457,266)
Change in unrealized appreciation/depreciation	7,954,374	1,210,452	7,846,270	1,120,891
Purchases	49,949,089	17,541,688	0	9,486,037
Sales	(20,590,509)	0	(9,860,024)	(21,594,977)
Transfers in to Level 3	0	0	1,134,937	0
Transfers out of Level 3	0	0	0	0

Balance as of 9/30/12	$65,762,852	$24,284,893	$9,583,522	$1,789,207

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*	$3,334,501	$1,210,452	$1,447,552	$(1,352,169)

	WARRANTS^	COMMON STOCK	TOTAL
Balance as of 9/30/11	$0	$0	$69,779,887
Accrued discounts/(premiums)	0	0	67,916
Realized gain (loss)	0	(81,903)	(12,707,460)
Change in unrealized appreciation/depreciation	0	81,903	18,213,890
Purchases	0	0	76,976,814
Sales	0	0	(52,045,510)
Transfers in to Level 3	0	0	1,134,937
Transfers out of Level 3	0	0	0

Balance as of 9/30/12	$0	$0	$101,420,474

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*	$0	$0	$4,640,336

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

^	The Portfolio held a security with zero market value at period end.

The following presents information about significant unobservable inputs related to the Portfolios with material categories of Level 3 investments at September 30, 2012:

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

INTERNATIONAL PORTFOLIO

	FAIR VALUE AT 9/30/2012	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE
Warrants	$25,650,404	Indicative Market Quotations	Broker Quote	$11.73-$162.84

TAX-MANAGED INTERNATIONAL PORTFOLIO

	FAIR VALUE AT 9/30/2012	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE
Warrants	$59,928,917	Indicative Market Quotations	Broker Quote	$11.73-$162.84

62	Sanford C. Bernstein Fund, Inc.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	FAIR VALUE AT 9/30/2012	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE
Local Governments - Municipal Bonds	$4,091,675	Third Party Vendor	Vendor Quote	$0.001-$106.99

SHORT DURATION DIVERSIFIED PORTFOLIO

	FAIR VALUE AT 9/30/2012	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE
Local Governments - Municipal Bonds	$5,784,127	Third Party Vendor	Vendor Quote	$25.50-$109.04

NEW YORK MUNICIPAL PORTFOLIO

	FAIR VALUE AT 9/30/2012	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE
Local Governments - Municipal Bonds	$50,438,308	Third Party Vendor	Vendor Quote	$0.001-$109.04

CALIFORNIA MUNICIPAL PORTFOLIO

	FAIR VALUE AT 9/30/2012	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE
Local Governments - Municipal Bonds	$23,189,725	Third Party Vendor	Vendor Quote	$0.001-$107.62

DIVERSIFIED MUNICIPAL PORTFOLIO

	FAIR VALUE AT 9/30/2012	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE
Local Governments - Municipal Bonds	$78,185,467	Third Party Vendor	Vendor Quote	$30.00-$139.83

SHORT DURATION PLUS PORTFOLIO

	FAIR VALUE AT 9/30/2012	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE
Asset-Backed Securities	$8,585,675	Third Party Vendor	Vendor Quote	$93.05-$102.57
	591,555	Indicative Market Quotations	Broker Quote	$101.75
Commercial Mortgage-Backed Securities	6,800,534	Third Party Vendor	Vendor Quote	$89.79-$102.72
Collateralized Mortgage Obligations	1,188,125	Third Party Vendor	Vendor Quote	$82.88-$101.30

2012 Annual Report	63

Notes to Financial Statements (continued)

INTERMEDIATE DURATION PORTFOLIO

	FAIR VALUE AT 9/30/2012	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE
Asset-Backed Securities	$60,932,988	Third Party Vendor	Vendor Quote	$0.29-$102.57
	4,829,864	Indicative Market Quotations	Broker Quote	$101.75
Commercial Mortgage-Backed Securities	24,284,893	Third Party Vendor	Vendor Quote	$100.00-$115.75
Collateralized Mortgage Obligations	9,583,522	Third Party Vendor	Vendor Quote	$70.13-$96.72
Bank Loans	1,789,207	Third Party Vendor	Vendor Quote	$7.50-$85.00

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including Pricing Policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the Pricing Policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the Pricing Policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the Pricing Policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily and monthly multi-source pricing compares, reviewed and submitted to the Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) monitoring of performance and performance attribution reports for anomalous impacts based upon benchmark performance, and 2) review by portfolio managers, of all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

64	Sanford C. Bernstein Fund, Inc.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2012, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Net investment income of each Portfolio except the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio will be paid to shareholders at least once a year.

2012 Annual Report	65

Notes to Financial Statements (continued)

Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio—due to reclassifications of foreign currency, foreign capital gains tax, paydown gains (losses) and consent fees, the tax treatment of passive foreign investment companies (PFICs) and Treasury inflation-protected securities, reclassifications of distributions, the tax treatment of swaps, and the utilization of earnings and profits distributed to shareholders on the redemption of shares—are reflected as adjustments to the components of capital as of September 30, 2012 as shown below:

PORTFOLIO	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	INCREASE (DECREASE) TO ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
International	$0	$527,290	$(527,290)
Tax-Managed International	0	781,615	(781,615)
Emerging Markets	2,919,005	537,836	(3,456,841)
Short Duration New York Municipal	0	5,875	(5,875)
Short Duration California Municipal	0	21,942	(21,942)
Short Duration Diversified Municipal	0	38,669	(38,669)
New York Municipal	0	6,131	(6,131)
California Municipal	0	0	0
Diversified Municipal	0	388,732	(388,732)
U.S. Government Short Duration	0	477,571	(477,571)
Short Duration Plus	0	3,024,197	(3,024,197)
Intermediate Duration	0	12,905,898	(12,905,898)

I.	Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

J.	Portfolio Transaction Fee

The Emerging Markets Portfolio imposes a 1.00% fee on purchases and redemptions. This fee is retained by the Portfolio and is included in the financial statements as a component of additional paid-in capital.

66	Sanford C. Bernstein Fund, Inc.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO		FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
International		0.925%	0.850%	0.800%	0.750%	0.650%

FIRST $1 BILLION		NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International	0.925%	0.850%	0.800%	0.750%	0.650%	0.600%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	NEXT $3 BILLION	THEREAFTER
Emerging Markets		1.175%	1.050%	1.000%	0.900%	0.850%

					FIRST $750 MILLION	THEREAFTER
Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, U.S. Government Short Duration and Short Duration Plus					0.450%	0.400%

			FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
New York Municipal and California Municipal			0.500%	0.450%	0.400%	0.350%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Diversified Municipal* and Intermediate Duration		0.500%	0.450%	0.400%	0.350%	0.300%

*	Prior to October 21, 2010, Diversified Municipal Portfolio’s advisory fee rates were 0.500% for the first billion, 0.450% for the next 2 billion , 0.400% for the next 2 billion and 0.350% thereafter of average daily net assets.

The Adviser has agreed to voluntarily waive the annual investment management fees of the International, Tax-Managed International and Emerging Markets Portfolios by an amount equal to .05% per annum of the respective net assets of the Portfolios, effective November 1, 2011. For the period ending September 30, 2012, such waivers amounted to $710,720, $1,639,643, and $595,407, respectively.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio except the International Portfolio, Tax-Managed International

2012 Annual Report	67

Notes to Financial Statements (continued)

Portfolio, and Emerging Markets Portfolio to the Adviser for services is .10 of 1%, annualized, of the average daily net assets of each Portfolio during the month, and the fee paid by the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio for services is .25 of 1%, annualized, of the average daily net assets of each Portfolio during the month.

Under a Transfer Agency Agreement between the Sanford C. Bernstein Fund, Inc., on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the year ended September 30, 2012, the compensation retained by ABIS amounted to: International Portfolio, $17,707; Tax-Managed International Portfolio, $17,981; New York Municipal Portfolio, $30,186; California Municipal Portfolio, $17,997; Diversified Municipal Portfolio, $57,627; and Short Duration Plus Portfolio, $33,848.

C.	Distribution Arrangements—the Funds Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the 12 Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the International Portfolio and Tax-Managed International Portfolio, the Intermediate Municipal Portfolios, and the Short Duration Plus Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares, 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. With respect to the Short Duration Plus Portfolio, effective April 1, 2012, the Distributor voluntarily waived .55 of 1% to limit fees to .45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. For the period February 1, 2011 through March 31, 2012, the Distributor voluntarily waived .10 of 1% to limit fees to .90 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. Such waiver amounted to $90,305. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	PORTFOLIO
	INTERNATIONAL	TAX-MANAGED INTERNATIONAL	NEW YORK MUNICIPAL	CALIFORNIA MUNICIPAL	DIVERSIFIED MUNICIPAL	SHORT DURATION PLUS
Class B	$(200,556)	$(226,388)	$(749,079)	$(507,426)	$(461,374)	$(24,802)
Class C	(1,440,599)	(1,234,000)	(2,096,245)	(1,201,943)	(2,724,658)	(919,334)

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Effective October 1, 2009, the Intermediate Municipal Portfolios Class A shares were sold with a reduced front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $1,000,000 or more ($500,000 or more with respect to the Intermediate

68	Sanford C. Bernstein Fund, Inc.

Municipal Portfolios effective October 1, 2009), Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B Shares of the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Class B Shares of the International Portfolio and the Tax-Managed International Portfolio are currently sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase for the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio, and eight years after the end of the calendar month of purchase for the International Portfolio and the Tax-Managed International Portfolio. Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R Shares are not currently being offered but would be sold without an initial or contingent deferred sales charge and would be offered to certain group retirement plans.

AllianceBernstein Investments, Inc. has advised Sanford C. Bernstein Fund, Inc., that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B, and Class C Shares for the year ended September 30, 2012, as follows:

	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
PORTFOLIO		CLASS A	CLASS B	CLASS C
International	$238	$34	$1,078	$395
Tax-Managed International	139	0	0	0
New York Municipal	1,257	9,837	4	16,905
California Municipal	0	321	85	453
Diversified Municipal	0	77,597	302	32,893
Short Duration Plus	3,881	1,116	219	2,817

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the year ended September 30, 2012 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
International	$2,339,164	$0	$0
Tax-Managed International	5,305,137	0	0
Emerging Markets	2,307,598	0	0
U.S. Government Short Duration	2,269	0	0
Short Duration Plus	18,743	0	0
Intermediate Duration	6,339	0	0

There were no brokerage commissions paid by Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal and Diversified Municipal Portfolios for the year ended September 30, 2012.

2012 Annual Report	69

Notes to Financial Statements (continued)

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2012, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
International	$1,048,048,693	$0	$1,166,046,791	$0
Tax-Managed International	2,189,605,050	0	2,557,225,736	0
Emerging Markets	705,292,364	0	862,152,437	0
Short Duration New York Municipal	65,069,589	10,533,451	62,165,345	14,774,274
Short Duration California Municipal	31,382,667	13,851,371	49,087,898	17,587,696
Short Duration Diversified Municipal	217,494,098	23,635,472	187,559,825	23,616,508
New York Municipal	242,309,527	0	283,139,111	0
California Municipal	205,087,758	0	170,525,215	0
Diversified Municipal	1,075,205,677	0	852,049,125	40,059,375
U.S. Government Short Duration	0	117,371,712	0	127,306,481
Short Duration Plus	190,147,704	641,352,779	203,689,041	633,526,330
Intermediate Duration	1,741,920,655	5,816,611,114	1,112,233,132	6,342,423,019

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, swap and written options transactions) are as follows:

		GROSS UNREALIZED		NET UNREALIZED APPRECIATION/ (DEPRECIATION)
PORTFOLIO	COST	APPRECIATION	(DEPRECIATION)
International	$1,505,255,821	$119,749,834	$(145,847,235)	$(26,097,401)
Tax-Managed International	3,407,476,168	330,353,302	(330,110,350)	242,952
Emerging Markets	1,223,657,867	168,509,862	(153,998,702)	14,511,160
Short Duration New York Municipal	131,386,926	1,012,493	(1,069,905)	(57,412)
Short Duration California Municipal	104,034,378	570,187	(634,500)	(64,313)
Short Duration Diversified Municipal	396,998,302	3,799,646	(1,542,754)	2,256,892
New York Municipal	1,693,428,921	127,658,071	(11,917,734)	115,740,337
California Municipal	1,082,310,899	80,196,884	(6,530,868)	73,666,016
Diversified Municipal	5,267,380,997	369,481,077	(28,037,224)	341,443,853
U.S. Government Short Duration	106,704,581	646,143	(57,589)	588,554
Short Duration Plus	613,495,714	4,112,146	(1,018,851)	3,093,295
Intermediate Duration	4,785,546,947	311,839,259	(17,085,731)	294,753,528

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

70	Sanford C. Bernstein Fund, Inc.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Each Portfolio may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into a futures contract, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements).When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2012, the Intermediate Duration, International and Tax-Managed International Portfolios held futures contracts for hedging purposes. The U.S. Government Short Duration and Short Duration Plus Portfolios also held future contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

2012 Annual Report	71

Notes to Financial Statements (continued)

Under certain circumstances, the Non-U.S. Stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2012, the Short Duration Plus and Intermediate Duration Portfolios held foreign-currency exchange contracts for hedging purposes. The International and Tax-Managed International Portfolios held foreign-currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the year ended September 30, 2012, the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio held purchased options for hedging purposes. During the year ended September 30, 2012, the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio held written options for hedging purposes.

For the year ended September 30, 2012, the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio had the following transactions in written options:

INTERNATIONAL PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/11	0	$0
Options written	233,740	1,916,989
Options expired	0	0
Options bought back	0	0
Options exercised	0	0

Options written outstanding as of 9/30/12	233,740	$1,916,989

72	Sanford C. Bernstein Fund, Inc.

TAX-MANAGED INTERNATIONAL PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/11	0	$0
Options written	550,200	4,512,397
Options expired	0	0
Options bought back	0	0
Options exercised	0	0

Options written outstanding as of 9/30/12	550,200	$4,512,397

EMERGING MARKETS PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/11	0	$0
Options written	1,515,000	4,139,570
Options expired	0	0
Options bought back	(1,500,000)	(2,160,000)
Options exercised	0	0

Options written outstanding as of 9/30/12	15,000	$1,979,570

•	Swap Agreements

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The fixed-income Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

2012 Annual Report	73

Notes to Financial Statements (continued)

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2012 the Intermediate Duration and Diversified Municipal Portfolios held interest rate swap contracts for hedging purposes.

Credit Default Swaps:

The fixed-income Portfolios may enter into credit default swaps, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended September 30, 2012, the Intermediate Duration Portfolio held credit default swap contracts for non-hedging purposes.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At September 30, 2012, the Intermediate Duration Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $ 14,170,000, with net unrealized appreciation/depreciation of $35,049 and terms of less than 5 years, as reflected in the schedule of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty. As of September 30, 2012, none of Portfolios had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Documentation governing the Portfolios’ OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of September 30, 2012, the Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration and Short

74	Sanford C. Bernstein Fund, Inc.

Duration Plus Portfolios did not have OTC derivatives with contingent features in net liability positions. As of September 30, 2012, the following Portfolios had OTC derivatives with contingent features in net liability positions:

PORTFOLIO	TOTAL MARKET VALUE OF OTC DERIVATIVES	MARKET VALUE OF COLLATERAL PLEDGED	UNCOLLATERALIZED AMOUNT
International	$(2,438,981)	$0	$(2,438,981)
Tax-Managed International	(5,425,025)	0	(5,425,025)
Intermediate Duration	(4,043,231)	4,305,633	0

If a trigger event had occurred at September 30, 2012, for those derivatives in a net liability position, the uncollateralized amount would be required to be posted by the Portfolios.

At September 30, 2012, the Portfolios had entered into the following derivatives:

INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,827,364	Unrealized depreciation of forward currency exchange contracts	$3,268,315
Equity contracts			Margin due from/owed to broker on futures contracts	99,493	*
Equity contracts			Options written, at value	30,037
Equity contracts	Investments in securities, at value	270,331
Total		$2,097,695		$3,397,845

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2012:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(18,081,400)	$5,423,617
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	5,352,565	(774,049)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	0	1,886,952
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	0	(4,516,244)
Total		$(12,728,835)	$2,020,276

2012 Annual Report	75

Notes to Financial Statements (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$28,494,371	Unrealized depreciation of forward currency exchange contracts	$27,838,054
Equity contracts	Investments in securities, at value	636,331
Equity contracts			Options written, at value	70,703
Total		$29,130,702		$27,908,757

The effect of derivative instruments on the statement of operations for the year ended September 30, 2012:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(57,945,002)	$21,591,390
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	4,255,744	(1,602,975)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	0	(10,630,776)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	0	4,441,694
Total		$(53,689,258)	$13,799,333

EMERGING MARKETS PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Equity contracts	Investments in securities, at value	$885,000
Equity contracts			Options written, at value	$142,500
Total		$885,000		$142,500

76	Sanford C. Bernstein Fund, Inc.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2012:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(375,000)	$(3,810,386)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	180,000	1,837,070
Total		$(195,000)	$(1,973,316)

DIVERSIFIED MUNICIPAL PORTFOLIO

The effect of derivative instruments on the statement of operations for the year ended September 30, 2012:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	$380,007	$(370,480)
Total		$380,007	$(370,480)

U.S. GOVERNMENT SHORT DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from/owed to broker on futures contracts	$22,355	*
Total		$22,355

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2012:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	$63,913	$46,509
Total		$63,913	$46,509

2012 Annual Report	77

Notes to Financial Statements (continued)

SHORT DURATION PLUS PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$90,932
Interest rate contracts	Margin due from/owed to broker on futures contracts	4,155	*
Total		$95,087

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2012:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$2,042,495	$(1,562,512)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	155,741	359,778
Total		$2,198,236	$(1,202,734)

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$420,022	Unrealized depreciation of forward currency exchange contracts	$471,336
Credit contracts	Unrealized appreciation of credit default swap contracts	59,560	Unrealized depreciation of credit default swap contracts	24,511
Interest rate contracts			Margin due from/owed to broker on futures contracts	21,712	*
Interest rate contracts			Unrealized depreciation of interest rate swap contracts	3,303,353
Total		$479,582		$3,820,912

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

78	Sanford C. Bernstein Fund, Inc.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2012:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(912,082)	$(3,806,759)
Credit contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	(11,521,728)	(3,140,700)
Interest rate contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	(1,556,044)	(3,303,353)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	799,321	(551,783)
Total		$(13,190,533)	$(10,802,595)

The following tables represent the volume of the Portfolios’ derivative transactions during the year ended September 30, 2012:

INTERNATIONAL PORTFOLIO

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$488,709,993
Average principal amount of sale contracts	$481,738,446

Futures Contracts:
Average original value of buy contracts	$17,757,408

Purchase Options:
Average notional amount	$4,786,575	(a)

(a)	Positions were open four months during the year.

TAX-MANAGED INTERNATIONAL PORTFOLIO

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,338,719,093
Average principal amount of sale contracts	$1,334,523,013

Futures Contracts:
Average original value of buy contracts	$22,454,226	(a)

Purchased Options Contracts:
Average monthly cost	$11,267,107	(b)

(a)	Positions were open eight months during the year.
(b)	Positions were open four months during the year.

2012 Annual Report	79

Notes to Financial Statements (continued)

EMERGING MARKETS PORTFOLIO
Purchased Options:
Average notional amount	$4,695,386
DIVERSIFIED MUNICIPAL PORTFOLIO

Interest Rate Swap Contracts:
Average notional amount	$22,255,000	(a)

(a)	Positions were open five months during the year.

U.S. GOVERNMENT SHORT DURATION PORTFOLIO

Futures Contracts:
Average original value of buy contracts	$20,496,670
Average original value of sale contracts	$1,704,541
SHORT DURATION PLUS PORTFOLIO

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$6,108,316	(a)
Average principal amount of sale contracts	$23,043,129

Futures Contracts:
Average original value of buy contracts	$183,970,293
Average original value of sale contracts	$13,508,440

(a)	Positions were open nine months during the year.

INTERMEDIATE DURATION PORTFOLIO

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$43,440,442	(a)
Average principal amount of sale contracts	$131,587,686

Credit Default Swap Contracts:
Average notional amount of buy contracts	$236,811,442	(b)
Average notional amount of sale contracts	$9,990,000	(a)

Interest Rate Swap Contracts:
Average notional amount	$138,824,478	(c)

Futures Contracts:
Average original value of sale contracts	$74,550,455

(a)	Positions were open three months during the year.
(b)	Positions were open five months during the year.
(c)	Positions were open nine months during the year.

C.	Currency Transactions

The International, Tax-Managed International, Emerging Markets, Short Duration Plus and Intermediate Duration Portfolios may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

80	Sanford C. Bernstein Fund, Inc.

D.	Mortgage-Backed Dollar Rolls

The U.S. Government Short Duration Portfolio, the Short Duration Plus Portfolio and the Intermediate Duration Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended September 30, 2012, the U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio earned drop income of $17,117, $106,945 and $5,691,506, respectively, which is included in interest income in the accompanying statement of operations.

E.	Reverse Repurchase Agreements

Under a reverse repurchase agreement, a Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended September 30, 2012, the average amount of reverse repurchase agreements outstanding for the Intermediate Duration Portfolio was $6,210,937 and the daily weighted average annualized interest rate was (0.24)%. During the period, the Intermediate Duration Portfolio received net interest payment from counterparties.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2012 and September 30, 2011 were as follows:

PORTFOLIO	2012	2011
International
Distributions paid from:
Ordinary income	$30,720,671	$36,153,254

Total distributions paid	$30,720,671	$36,153,254

Tax-Managed International
Distributions paid from:
Ordinary income	$81,441,475	$82,849,056

Total distributions paid	$81,441,475	$82,849,056

Emerging Markets
Distributions paid from:
Ordinary income	$11,926,273	$18,106,284
Long-term capital gains	46,407,518	0

Total distributions paid	$58,333,791	$18,106,284

Short Duration New York Municipal
Distributions paid from:
Ordinary income	$155,231	$42,553

Total taxable distributions	155,231	42,553
Tax exempt distributions	995,449	3,200,451

Total distributions paid	$1,150,680	$3,243,004

2012 Annual Report	81

Notes to Financial Statements (continued)

PORTFOLIO	2012	2011
Short Duration California Municipal
Distributions paid from:
Ordinary income	$22,609	$111,236
Long-term capital gains	21,074	162,406

Total taxable distributions	43,683	273,642
Tax exempt distributions	498,442	1,377,007

Total distributions paid	$542,125	$1,650,649

Short Duration Diversified Municipal
Distributions paid from:
Ordinary income	$404,633	$140,324
Long-term capital gains	157,164	241,315

Total taxable distributions	561,797	381,639
Tax exempt distributions	3,218,766	6,607,653

Total distributions paid	$3,780,563	$6,989,292

New York Municipal
Distributions paid from:
Ordinary income	$181,258	$966,091
Long-term capital gains	0	6,120,387

Total taxable distributions	181,258	7,086,478
Tax exempt distributions	52,150,638	57,048,028

Total distributions paid	$52,331,896	$64,134,506

California Municipal
Distributions paid from:
Ordinary income	$410,006	$213,389
Long-term capital gains	0	11,629,683

Total taxable distributions	410,006	11,843,072
Tax exempt distributions	33,549,830	35,601,782

Total distributions paid	$33,959,836	$47,444,854

Diversified Municipal
Distributions paid from:
Ordinary income	$5,729,615	$3,177,364
Long-term capital gains	1,894,314	26,087,938

Total taxable distributions	7,623,929	29,265,302
Tax exempt distributions	151,441,700	166,171,922

Total distributions paid	$159,065,629	$195,437,224

U.S. Government Short Duration
Distributions paid from:
Ordinary income	$856,955	$1,892,126
Long-term capital gains	752,772	272,502

Total distributions paid	$1,609,727	$2,164,628

82	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	2012	2011
Short Duration Plus
Distributions paid from:
Ordinary income	$5,042,813	$8,144,555

Total distributions paid	$5,042,813	$8,144,555

Intermediate Duration
Distributions paid from:
Ordinary income	$156,044,451	$248,868,880
Long-term capital gains	88,195,671	0

Total distributions paid	$244,240,122	$248,868,880

As of September 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
International	$26,549,677	$0	$(1,195,095,725)	$(23,610,205)	$(1,192,156,253)
Tax-Managed International	72,109,785	0	(2,395,129,065)	6,557,975	(2,316,461,305)
Emerging Markets	15,882,505	0	(19,196,376)	16,185,249	12,871,378
Short Duration New York Municipal	35,565	0	(78,005)	(57,412)	(99,852)
Short Duration California Municipal	0	128,258	0	(64,313)	63,945
Short Duration Diversified Municipal	126,716	647,417	0	2,256,892	3,031,025
New York Municipal	1,150,769	0	(1,474,925)	115,740,337	115,416,181
California Municipal	680,856	0	(6,254,662)	73,666,016	68,092,210
Diversified Municipal	4,506,923	4,319,450	0	341,443,853	350,270,226
U.S. Government Short Duration	150,133	268,428	0	588,554	1,007,115
Short Duration Plus	246,681	0	(29,762,571)	3,093,457	(26,422,433)
Intermediate Duration	44,671,024	1,713,799	(430,863)	291,647,454	337,601,414

(a)	Includes tax exempt income as shown below:

Short Duration New York Municipal	$35,565
Short Duration Diversified Municipal	109,284
New York Municipal	1,150,769
California Municipal	680,856
Diversified Municipal	4,258,706

(b)	During the fiscal year ended September 30, 2012, Short Duration New York Municipal Portfolio, Short Duration California Municipal Portfolio, and New York Municipal Portfolio utilized capital loss carryforwards of $66,145, $60,957, and $667,482, respectively, to offset current year net realized gains. At September 30, 2012, Short Duration Plus Portfolio deferred $137 in straddles losses and Intermediate Duration Portfolio deferred $430,863 in straddle losses. Additionally, as of September 30, 2012 certain Portfolios had capital loss carryforwards for federal income tax purposes.

2012 Annual Report	83

Notes to Financial Statements (continued)

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of partnership investments.

(d)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the treatment of interest on defaulted securities and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2012, the following Portfolios had net capital loss carryforwards which will expire as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
International	$137,445,488	n/a	2017
International	910,864,476	n/a	2018
International	28,928,377	$117,857,384	No expiration
Tax-Managed International	344,280,794	n/a	2017
Tax-Managed International	1,714,396,065	n/a	2018
Tax-Managed International	134,950,435	201,501,771	No expiration
Emerging Markets	19,196,376	0	No expiration
Short Duration New York Municipal	27,157	n/a	2015
Short Duration New York Municipal	50,848	n/a	2019
New York Municipal	1,474,925	n/a	2019
California Municipal	2,406,179	n/a	2019
California Municipal	0	3,848,483	No expiration
Short Duration Plus	3,594,854	n/a	2013
Short Duration Plus	6,491,604	n/a	2014
Short Duration Plus	4,022,522	n/a	2015
Short Duration Plus	920,045	n/a	2016
Short Duration Plus	5,807,512	n/a	2017
Short Duration Plus	1,960,592	n/a	2018
Short Duration Plus	2,061,764	n/a	2019
Short Duration Plus	1,555,198	$3,348,343	No expiration

NOTE 5.	Risks Involved in Investing in the Portfolios

Emerging Markets and International Portfolios—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

84	Sanford C. Bernstein Fund, Inc.

Actions by a Few Major Investors—In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Emerging Markets Portfolio.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Country Concentration Risk—The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the Portfolio had owned only the equity style that performed better during that period.

Fixed Income Portfolios—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Prior to September 15, 2008, the Intermediate Duration Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $9,843,441. The Portfolio’s claim to these obligations is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). In accordance with its error correction policy, the Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser. On April 9, 2012, the portfolio management team determined to dispose of the position held by the Portfolio that reflects the Bankruptcy Claim (thereby realizing upon the corresponding undertaking of the Adviser to make payment in respect of said Claim to make the Portfolio whole). On that date, the Bankruptcy Claim was being valued at $4,897,112 (49.75% of the Bankruptcy Claim), based upon the estimated recovery value. Accordingly, on April 13, 2012, the Adviser reimbursed the Portfolio in an amount equal to $4,897,112.

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The two New York Municipal Portfolios and two California Municipal Portfolios invest primarily in securities issued by the State of New York and California, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Riskier than a Money-Market Fund—The Short Duration Portfolios invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

2012 Annual Report	85

Notes to Financial Statements (continued)

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The Short Duration New York, Short Duration California, New York Municipal and California Municipal Portfolios are not “diversified.” This means the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Mortgage-Related Securities Risk—In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

Prepayment Risk—Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

No Government Guarantee—Investments in the U.S. Government Short Duration Portfolio are not insured by U.S. Government.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates, or indices. Derivatives may be illiquid and difficult to priced or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Leverage Risk—When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

86	Sanford C. Bernstein Fund, Inc.

NOTE 6.	Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. The allocation is as follows:

	ALLOCATION OF SHARES (IN MILLIONS)
PORTFOLIO	BERNSTEIN CLASS SHARES	RETAIL CLASS A SHARES	RETAIL CLASS B SHARES	RETAIL CLASS C SHARES	TOTAL
International	600	200	200	200	1400	(a)
Tax-Managed International	600	200	200	200	1200
Emerging Markets	200	0	0	0	200
Short Duration New York Municipal	100	0	0	0	100
Short Duration California Municipal	100	0	0	0	100
Short Duration Diversified Municipal	100	0	0	0	100
New York Municipal	400	200	200	200	1000
California Municipal	200	200	200	200	800
Diversified Municipal	800	400	400	400	2000
U.S. Government Short Duration	200	0	0	0	200
Short Duration Plus	200	200	200	200	1000	(a)
Intermediate Duration	600	0	0	0	600
Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N	3600	0	0	0	3600	(b)

(a)	An additional 200 million is allocated to the retirement class of shares which is not currently being offered.

(b)	3.6 billion has been allocated to the Overlay Portfolios of which 300 million is allocated to Class 1 and 300 million is allocated to Class 2 shares for each Overlay Portfolio.

Share transactions for each Portfolio for the years ended September 30, 2012 and September 30, 2011, were as follows:

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
International Class Shares
Shares sold	35,737,933	22,737,909	$454,335,702	$346,369,290
Shares issued to shareholders on reinvestment of dividends and distributions	254,749	337,952	3,051,895	5,167,275
Shares redeemed	(44,720,160)	(39,613,491)	(586,630,625)	(606,143,191)

Net decrease	(8,727,478)	(16,537,630)	(129,243,028)	(254,606,626)
Beginning of period	120,987,847	137,525,477	2,776,070,201	3,030,676,827

End of period	112,260,369	120,987,847	$2,646,827,173	$2,776,070,201

Class A Shares
Shares sold	57,436	61,691	$734,196	$925,378
Shares issued to shareholders on reinvestment of dividends and distributions	8,678	7,816	103,531	119,197
Shares converted from Class B	9,456	9,078	120,705	140,209
Shares redeemed	(187,553)	(256,466)	(2,457,299)	(3,955,696)

Net decrease	(111,983)	(177,881)	(1,498,867)	(2,770,912)
Beginning of period	586,521	764,402	26,528,949	29,299,861

End of period	474,538	586,521	$25,030,082	$26,528,949

2012 Annual Report	87

Notes to Financial Statements (continued)

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT
	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Class B Shares
Shares sold	3,323	3,396	$42,580	$49,463
Shares issued to shareholders on reinvestment of dividends and distributions	291	431	3,464	6,544
Shares converted to Class A	(9,487)	(9,159)	(120,705)	(140,209)
Shares redeemed	(19,427)	(33,783)	(244,965)	(514,817)

Net decrease	(25,300)	(39,115)	(319,626)	(599,019)
Beginning of period	66,953	106,068	2,454,917	3,053,936

End of period	41,653	66,953	$2,135,291	$2,454,917

Class C Shares
Shares sold	19,567	26,668	$245,645	$409,489
Shares issued to shareholders on reinvestment of dividends and distributions	1,351	2,315	16,149	35,189
Shares redeemed	(123,621)	(259,706)	(1,605,101)	(3,968,731)

Net decrease	(102,703)	(230,723)	(1,343,307)	(3,524,053)
Beginning of period	325,273	555,996	14,901,680	18,425,733

End of period	222,570	325,273	$13,558,373	$14,901,680

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Tax-Managed International Class Shares
Shares sold	57,853,391	45,602,742	$759,377,959	$703,950,786
Shares issued to shareholders on reinvestment of dividends	515,833	482,051	6,220,938	7,423,588
Shares redeemed	(87,783,543)	(77,122,303)	(1,140,326,478)	(1,187,959,389)

Net decrease	(29,414,319)	(31,037,510)	(374,727,581)	(476,585,015)
Beginning of period	287,971,692	319,009,202	6,020,843,977	6,497,428,992

End of period	258,557,373	287,971,692	$5,646,116,396	$6,020,843,977

88	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT
	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Class A Shares
Shares sold	10,681	8,751	$133,926	$135,048
Shares issued to shareholders on reinvestment of dividends	1,847	1,572	22,092	24,064
Shares converted from Class B	1,149	504	15,047	7,513
Shares redeemed	(84,856)	(53,290)	(1,137,586)	(823,358)

Net decrease	(71,179)	(42,463)	(966,521)	(656,733)
Beginning of period	178,709	221,172	7,645,586	8,302,319

End of period	107,530	178,709	$6,679,065	$7,645,586

Class B Shares
Shares issued to shareholders on reinvestment of dividends	67	58	801	883
Shares converted to Class A	(1,160)	(511)	(15,047)	(7,513)
Shares redeemed	(213)	(3,535)	(2,701)	(52,715)

Net decrease	(1,306)	(3,988)	(16,947)	(59,345)
Beginning of period	11,451	15,439	423,841	483,186

End of period	10,145	11,451	$406,894	$423,841

Class C Shares
Shares sold	0	3,887	$0	$60,000
Shares issued to shareholders on reinvestment of dividends	192	388	2,292	5,900
Shares redeemed	(21,103)	(59,238)	(266,755)	(905,209)

Net decrease	(20,911)	(54,963)	(264,463)	(839,309)
Beginning of period	63,961	118,924	2,949,822	3,789,131

End of period	43,050	63,961	$2,685,359	$2,949,822

	EMERGING MARKETS PORTFOLIO		SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Shares sold	6,164,052	7,229,333	4,526,875	7,335,004
Shares issued to shareholders on reinvestment of dividends and distributions	2,365,753	509,933	58,388	139,721
Shares redeemed	(13,222,645)	(17,578,148)	(6,688,120)	(16,581,286)

Net decrease in shares outstanding	(4,692,840)	(9,838,882)	(2,102,857)	(9,106,561)
Shares outstanding at beginning of period	51,083,963	60,922,845	12,685,766	21,792,327

Shares outstanding at end of period	46,391,123	51,083,963	10,582,909	12,685,766

2012 Annual Report	89

Notes to Financial Statements (continued)

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Shares sold	6,070,202	7,305,866	24,059,698	25,970,779
Shares issued to shareholders on reinvestment of dividends and distributions	32,383	95,851	221,705	364,345
Shares redeemed	(7,844,624)	(9,161,518)	(26,277,278)	(39,943,340)

Net decrease in shares outstanding	(1,742,039)	(1,759,801)	(1,995,875)	(13,608,216)
Shares outstanding at beginning of period	9,700,072	11,459,873	32,970,893	46,579,109

Shares outstanding at end of period	7,958,033	9,700,072	30,975,018	32,970,893

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Municipal Class Shares
Shares sold	16,794,979	24,120,107	$244,040,427	$342,084,871
Shares issued to shareholders on reinvestment of dividends and distributions	1,243,831	1,063,810	18,131,608	15,129,255
Shares redeemed	(25,458,169)	(35,764,936)	(370,064,727)	(508,606,401)

Net decrease	(7,419,359)	(10,581,019)	(107,892,692)	(151,392,275)
Beginning of period	109,596,020	120,177,039	1,498,570,101	1,649,962,376

End of period	102,176,661	109,596,020	$1,390,677,409	$1,498,570,101

Class A Shares
Shares sold	6,796,687	5,847,871	$98,919,487	$83,308,779
Shares issued to shareholders on reinvestment of dividends and distributions	299,264	269,960	4,350,058	3,841,115
Shares converted from Class B	6,235	18,688	90,301	265,570
Shares redeemed	(3,060,555)	(4,515,408)	(44,469,771)	(63,846,661)

Net increase	4,041,631	1,621,111	58,890,075	23,568,803
Beginning of period	12,742,651	11,121,540	181,450,913	157,882,110

End of period	16,784,282	12,742,651	$240,340,988	$181,450,913

90	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT
	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Class B Shares
Shares sold	515	3,348	$7,432	$47,958
Shares issued to shareholders on reinvestment of dividends and distributions	761	1,392	11,055	19,781
Shares converted to Class A	(6,238)	(18,701)	(90,301)	(265,570)
Shares redeemed	(6,775)	(10,752)	(98,878)	(152,371)

Net decrease	(11,737)	(24,713)	(170,692)	(350,202)
Beginning of period	52,323	77,036	1,549,222	1,899,424

End of period	40,586	52,323	$1,378,530	$1,549,222

Class C Shares
Shares sold	2,568,330	1,494,038	$37,394,245	$21,367,392
Shares issued to shareholders on reinvestment of dividends and distributions	83,829	82,994	1,218,926	1,180,797
Shares redeemed	(917,776)	(1,440,810)	(13,321,908)	(20,468,196)

Net increase	1,734,383	136,222	25,291,263	2,079,993
Beginning of period	4,481,848	4,345,626	64,362,977	62,282,984

End of period	6,216,231	4,481,848	$89,654,240	$64,362,977

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Municipal Class Shares
Shares sold	11,766,729	16,529,607	$173,788,582	$237,900,013
Shares issued to shareholders on reinvestment of dividends and distributions	812,969	1,106,021	12,054,214	15,911,404
Shares redeemed	(16,610,862)	(21,410,576)	(245,745,529)	(308,609,858)

Net decrease	(4,031,164)	(3,774,948)	(59,902,733)	(54,798,441)
Beginning of period	70,561,601	74,336,549	986,768,048	1,041,566,489

End of period	66,530,437	70,561,601	$926,865,315	$986,768,048

2012 Annual Report	91

Notes to Financial Statements (continued)

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT
	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Class A Shares
Shares sold	4,807,998	2,209,152	$71,169,766	$31,881,965
Shares issued to shareholders on reinvestment of dividends and distributions	89,126	73,932	1,318,186	1,065,655
Shares converted from Class B	1,641	12,809	24,308	185,016
Shares redeemed	(1,359,830)	(1,559,078)	(20,164,820)	(22,416,038)

Net increase	3,538,935	736,815	52,347,440	10,716,598
Beginning of period	4,101,304	3,364,489	59,360,773	48,644,175

End of period	7,640,239	4,101,304	$111,708,213	$59,360,773

Class B Shares
Shares sold	408	52	$6,074	$746
Shares issued to shareholders on reinvestment of dividends and distributions	79	451	1,152	6,456
Shares converted to Class A	(1,641)	(12,813)	(24,308)	(185,016)
Shares redeemed	(5,402)	(9,852)	(79,965)	(141,931)

Net decrease	(6,556)	(22,162)	(97,047)	(319,745)
Beginning of period	10,937	33,099	580,737	900,482

End of period	4,381	10,937	$483,690	$580,737

Class C Shares
Shares sold	524,921	262,234	$7,772,661	$3,782,260
Shares issued to shareholders on reinvestment of dividends and distributions	21,250	31,028	314,091	446,859
Shares redeemed	(204,406)	(370,273)	(3,031,918)	(5,318,662)

Net increase (decrease)	341,765	(77,011)	5,054,834	(1,089,543)
Beginning of period	1,378,906	1,455,917	20,044,357	21,133,900

End of period	1,720,671	1,378,906	$25,099,191	$20,044,357

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Municipal Class Shares
Shares sold	66,943,235	87,897,500	$990,031,009	$1,268,014,676
Shares issued to shareholders on reinvestment of dividends and distributions	3,815,108	3,358,702	56,568,873	48,446,850
Shares redeemed	(91,640,337)	(104,108,515)	(1,355,949,661)	(1,502,120,532)

Net decrease	(20,881,994)	(12,852,313)	(309,349,779)	(185,659,006)
Beginning of period	334,939,351	347,791,664	4,666,959,058	4,852,618,064

End of period	314,057,357	334,939,351	$4,357,609,279	$4,666,959,058

92	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT
	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Class A Shares
Shares sold	30,591,077	26,271,567	$453,380,046	$381,207,778
Shares issued to shareholders on reinvestment of dividends and distributions	820,760	624,483	12,148,110	9,027,000
Shares converted from Class B	16,239	25,024	241,744	360,915
Shares redeemed	(13,677,066)	(13,824,535)	(202,377,831)	(199,347,006)

Net increase	17,751,010	13,096,539	263,392,069	191,248,687
Beginning of period	36,552,762	23,456,223	530,518,751	339,270,064

End of period	54,303,772	36,552,762	$793,910,820	$530,518,751

Class B Shares
Shares sold	13,088	9,597	$194,672	$139,354
Shares issued to shareholders on reinvestment of dividends and distributions	658	1,459	9,739	21,073
Shares converted to Class A	(16,232)	(25,018)	(241,744)	(360,915)
Shares redeemed	(17,288)	(35,773)	(256,353)	(516,737)

Net decrease	(19,774)	(49,735)	(293,686)	(717,225)
Beginning of period	55,705	105,440	1,443,818	2,161,043

End of period	35,931	55,705	$1,150,132	$1,443,818

Class C Shares
Shares sold	5,350,142	2,685,042	$79,333,850	$38,977,774
Shares issued to shareholders on reinvestment of dividends and distributions	129,045	134,887	1,910,743	1,947,538
Shares redeemed	(1,519,348)	(1,794,971)	(22,478,018)	(25,837,114)

Net increase	3,959,839	1,024,958	58,766,575	15,088,198
Beginning of period	7,599,671	6,574,713	110,271,025	95,182,827

End of period	11,559,510	7,599,671	$169,037,600	$110,271,025

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Shares sold	3,815,699	8,419,396
Shares issued to shareholders on reinvestment of dividends and distributions	112,571	113,959
Shares redeemed	(5,348,173)	(11,020,399)

Net decrease in shares outstanding	(1,419,903)	(2,487,044)
Shares outstanding at beginning of period	10,159,947	12,646,991

Shares outstanding at end of period	8,740,044	10,159,947

2012 Annual Report	93

Notes to Financial Statements (continued)

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Short Duration Plus Class Shares
Shares sold	20,290,108	36,554,682	$241,303,380	$435,700,586
Shares issued to shareholders on reinvestment of dividends	240,430	300,869	2,858,405	3,585,750
Shares redeemed	(27,289,114)	(28,747,848)	(324,551,712)	(342,510,638)

Net increase (decrease)	(6,758,576)	8,107,703	(80,389,927)	96,775,698
Beginning of period	52,950,035	44,842,332	650,554,228	553,778,530

End of period	46,191,459	52,950,035	$570,164,301	$650,554,228

Class A Shares
Shares sold	1,758,673	3,036,869	$20,921,039	$36,225,270
Shares issued to shareholders on reinvestment of dividends	22,129	40,513	263,203	483,005
Shares converted from Class B	87,064	75,683	1,035,890	902,212
Shares redeemed	(3,119,543)	(2,923,147)	(37,111,575)	(34,835,723)

Net increase (decrease)	(1,251,677)	229,918	(14,891,443)	2,774,764
Beginning of period	5,700,359	5,470,441	71,153,116	68,378,352

End of period	4,448,682	5,700,359	$56,261,673	$71,153,116

Class B Shares
Shares sold	31,727	103,096	$377,032	$1,228,535
Shares issued to shareholders on reinvestment of dividends	494	810	5,857	9,649
Shares converted to Class A	(87,201)	(75,696)	(1,035,890)	(902,212)
Shares redeemed	(110,398)	(193,272)	(1,311,507)	(2,302,585)

Net decrease	(165,378)	(165,062)	(1,964,508)	(1,966,613)
Beginning of period	383,400	548,462	6,347,924	8,314,537

End of period	218,022	383,400	$4,383,416	$6,347,924

Class C Shares
Shares sold	380,154	605,602	$4,514,634	$7,214,903
Shares issued to shareholders on reinvestment of dividends	3,614	4,429	42,903	52,779
Shares redeemed	(740,050)	(794,881)	(8,789,878)	(9,465,787)

Net decrease	(356,282)	(184,850)	(4,232,341)	(2,198,105)
Beginning of period	2,089,681	2,274,531	26,184,114	28,382,219

End of period	1,733,399	2,089,681	$21,951,773	$26,184,114

94	Sanford C. Bernstein Fund, Inc.

	INTERMEDIATE DURATION PORTFOLIO

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Shares sold	53,904,802	83,402,480
Shares issued to shareholders on reinvestment of dividends and distributions	11,524,312	5,642,256
Shares redeemed	(91,098,996)	(105,131,725)

Net decrease in shares outstanding	(25,669,882)	(16,086,989)
Shares outstanding at beginning of period	364,283,508	380,370,497

Shares outstanding at end of period	338,613,626	364,283,508

NOTE 7.	Line of Credit

The Emerging Markets Portfolio maintains a $35,000,000 line of credit intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the line of credit are paid by the Portfolio and are included in the miscellaneous expenses in the statements of operations. The Portfolio did not utilize the Facility during the year ended September 30, 2012.

NOTE 8.	Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE 9.	Subsequent Events

On October 25, 2012, the Board of Directors of the Sanford C. Bernstein Fund, Inc. (the “Fund”) approved modifications to certain of the non-fundamental investment policies (those policies that may be changed without a shareholder vote) of the International and Tax-Managed International Portfolios of the Fund (the “Portfolios”) in order to give the Portfolios greater flexibility in implementing their investment strategies. The changes to each Portfolio’s investment policies are expected to take effect on or about February 1, 2013. There are no changes to either Portfolio’s investment objective.

The Adviser has agreed to extend the voluntary waiver of the annual investment management fees of the International, Tax-Managed International and Emerging Markets Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2013.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

2012 Annual Report	95

2012 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2012. For foreign shareholders, the following percentages of dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends:

PORTFOLIO	% OF QUALIFIED INTEREST INCOME (FOREIGN SHAREHOLDERS)
U.S. Government Short Duration	94.42%
Short Duration Plus	95.95%
Intermediate Duration	71.07%

For the taxable year ended September 30, 2012, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

PORTFOLIO	QUALIFIED DIVIDEND INCOME
International	$41,572,824
Tax-Managed International	97,941,484
Emerging Markets	19,556,236

Certain Portfolios intend to make an election to pass through foreign taxes paid by the Portfolios to their shareholders. For the taxable year ended September 30, 2012, the total amounts of foreign taxes that may be passed through and the foreign source income for information reporting purposes is as follows:

PORTFOLIO	FOREIGN TAXES TO PASS THROUGH	FOREIGN SOURCE INCOME
International	$2,738,015	$48,614,530
Tax-Managed International	6,480,881	114,154,477
Emerging Markets	2,970,077	37,119,828

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2013.

96	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Thomas B. Stiles II*^

Chairman

Dianne F. Lob

President

Bart Friedman*

Director

William Kristol*

Director

Debra Perry*

Director

Donald K. Peterson*

Director

Rosalie J. Wolf*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Emilie D. Wrapp

Secretary

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

One Lincoln Street Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

2012 Annual Report	97

Sanford C. Bernstein Fund, Inc. (continued)

DIRECTORS’ INFORMATION
Name, Address, Age (Year of Election*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
INTERESTED DIRECTOR
Dianne F. Lob,† 1345 Avenue of the Americas, New York, NY 10105 58 (2010)	Senior Vice President of the Adviser with which she has been associated since prior to 2007. She is Chairman of Bernstein’s Private Client Investment Policy Group since 2004; Senior portfolio manager since 1999. Previously, Ms. Lob spent 22 years at J.P. Morgan, where she was a managing director and an investment banker specializing in providing mergers and acquisitions advice and debt and equity financing for large-capitalization industrial companies. During her career she held various positions in equity capital markets, international corporate finance, interest and currency swap marketing, lease advisory services and media client banking.	18	None
DISINTERESTED DIRECTORS+
Thomas B. Stiles II,‡^ 72 (2003) Chairman of the Board	President of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	18	Cedar Lawn Corporation

Bart Friedman,‡ 67 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2007.	18	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School Campus of Milton Academy; and Allied World Assurance Holdings

William Kristol,‡ 59 (1994)	Editor, The Weekly Standard since prior to 2007. He is also a Fox News Contributor.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and the Institute for the Study of War

98	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address, Age (Year of Election*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
Debra Perry,‡ 61 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer and Chief Credit Officer, Moody’s, from 1999 to 2001; Group Managing Director for the Finance, Securities and Insurance Rating Groups. Moody’s Corp., from 1996 to 1999. Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	Korn/Ferry International; Bank of America Funds Series Trust; Dean’s Advisory Board of the Wisconsin School of Business; Committee for Economic Development; CNO Financial Group, Inc. since prior to 2007 until 2011; and MBIA Inc. since prior to 2007 until March 2008

Donald K. Peterson,‡ 63 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (January 2002- September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); Chief Financial Officer, Lucent Technologies (1996- February 2000); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, AT&T, Communications Services Group (1995- 1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel (1976-1995).	18	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; Teachers Insurance & Annuity Association of America; and Committee for Economic Development

Rosalie J. Wolf,‡ 71 (2000)	Managing Partner, Botanica Capital Partners LLC, and also Member of Brock Capital Group LLC. Member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer of The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust, and Mobil Oil Corporation.	18	TIAA-CREF and North European Oil Royalty Trust

* There is no stated term of office for the Directors.

† Ms. Lob is an “interested person” as defined in the Investment Company Act of 1940, because of her affiliation with AllianceBernstein.

† The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

‡ Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Valuation Committee.

2012 Annual Report	99

Sanford C. Bernstein Fund, Inc. (continued)

OFFICERS’ INFORMATION
Name, Address*, Age	Principal Position(s) Held with Fund	Principal Occupation During Past 5 Years
Dianne F. Lob, 58	President	See biography under Directors’ Information.

Philip L. Kirstein, 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)†, with which she has been associated since prior to 2007.

Joseph J. Mantineo, 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)†, with which he has been associated since prior to 2007.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas New York, NY 10105.

† ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.bernstein.com, for a free prospectus or SAI.

100	Sanford C. Bernstein Fund, Inc.

The Following Is Not Part of the Shareholder Report of the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct

1 The Senior Officer’s evaluation was completed on October 4, 2012 and discussed with the Board on October 16 and 25, 2012.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

2012 Annual Report	101

The Following Is Not Part of the Shareholder Report of the Financial Statements (continued)

understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%
	The Adviser is extending its 5 basis points advisory fee waiver through October 31, 2013
International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%
	The Adviser is extending its 5 basis points advisory fee waiver through October 31, 2013
Emerging Markets Portfolio	First $1 billion	1.175
	Next $1 billion	1.050
	Next $1 billion	1.000
	Next $3 billion	0.900
	On the balance	0.850
	The Adviser is extending its 5 basis points advisory fee waiver through October 31, 2013
U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio
Intermediate Duration Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%
California Municipal Portfolio	First $1 billion	0.500%
New York Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	On the balance	0.350%

3 Jones v. Harris at 1427.

4 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

102	Sanford C. Bernstein Fund, Inc.

The Portfolios’ net assets on September 30, 2012 and September 30, 2011 are set forth below:

PORTFOLIO	09/30/12 NET ASSETS ($MM)	09/30/11 NET ASSETS ($MM)	CHANGE ($MM)
Tax-Managed International Portfolio	$3,456.1	$3,590.7	-$	134.6
International Portfolio	$1,497.0	$1,508.5	-$	11.5
Emerging Markets Portfolio	$1,240.9	$1,250.0	-$	9.1
U.S. Government Short Duration Portfolio	$109.3	$130.6	-$	21.3
Short Duration Plus Portfolio	$625.3	$727.6	-$	102.2
Intermediate Duration Portfolio	$4,826.1	$5,197.1	-$	371.0
Short Duration California Municipal Portfolio	$99.9	$119.1	-$	19.2
Short Duration Diversified Municipal Portfolio	$394.6	$418.0	-$	23.4
Short Duration New York Municipal Portfolio	$133.2	$158.6	-$	25.3
California Municipal Portfolio	$1,132.5	$1,113.5		$19.0
Diversified Municipal Portfolio	$5,670.5	$5,558.1		$112.4
New York Municipal Portfolio	$1,837.6	$1,830.5		$7.1

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2012 net assets:

EFFECTIVE ADVISORY FEES BASED ON OCTOBER 2004 FEE SCHEDULE VS. CURRENT FEE SCHEDULE
PORTFOLIO	OCTOBER 2004	CURRENT	DIFFERENCE
Tax-Managed International Portfolio	0.929%	0.822%[5]	-0.107%
International Portfolio	0.967%	0.850%[5]	-0.117%
Emerging Markets Portfolio	1.226%	1.101%[5]	-0.125%
U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.460%	0.441%	-0.019%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.494%	0.494%	0.000%
Diversified Municipal Portfolio	0.459%	0.429%	-0.030%
New York Municipal Portfolio	0.477%	0.477%	-0.000%

5 The estimated total expense ratio includes the 5 basis points advisory fee waiver effective through October 31, 2013.

2012 Annual Report	103

The Following Is Not Part of the Shareholder Report of the Financial Statements (continued)

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2012:

PORTFOLIO	SEMI-ANNUAL PERIOD ENDING 03/31/12 TOTAL EXPENSE RATIO[6]
Tax-Managed International Portfolio	Private Client	1.11%
	Class A	2.20%
	Class B	3.11%
	Class C	3.05%

International Portfolio	Private Client	1.16%
	Class A	1.90%
	Class B	2.70%
	Class C	2.64%

Emerging Markets Portfolio	Private Client	1.45%

U.S. Government Short Duration Portfolio	Private Client	0.66%

Short Duration Plus Portfolio	Private Client	0.61%
	Class A	0.94%
	Class B	1.74%
	Class C	1.68%

Intermediate Duration Portfolio	Private Client	0.57%

Short Duration California Municipal Portfolio	Private Client	0.66%

Short Duration Diversified Municipal Portfolio	Private Client	0.59%

Short Duration New York Municipal Portfolio	Private Client	0.64%

California Municipal Portfolio	Private Client	0.63%
	Class A	0.89%
	Class B	1.59%
	Class C	1.59%

Diversified Municipal Portfolio	Private Client	0.56%
	Class A	0.78%
	Class B	1.53%
	Class C	1.49%

New York Municipal Portfolio	Private Client	0.61%
	Class A	0.85%
	Class B	1.60%
	Class C	1.56%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes—Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional

6 Annualized.

104	Sanford C. Bernstein Fund, Inc.

clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 In addition to the relevant AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2012 net assets.8

PORTFOLIO	NET ASSETS 09/30/12 ($MM)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	$3,456.1	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.408%	0.822%

International Portfolio	$1,497.0	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.419%	0.850%

Emerging Markets Portfolio	$1,240.9	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.808%	1.101%

7 The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship

2012 Annual Report	105

The Following Is Not Part of the Shareholder Report of the Financial Statements (continued)

PORTFOLIO	NET ASSETS 09/30/12 ($MM)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
U.S. Government Short Duration Portfolio[9]	$109.3	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.214%	0.450%

Short Duration Plus Portfolio	$625.3	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.141%	0.450%

Intermediate Duration Portfolio	$4,826.1	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.441%

Short Duration California Municipal Portfolio	$99.9	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.220%	0.450%

Short Duration Diversified Municipal Portfolio	$394.6	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.159%	0.450%

Short Duration New York Municipal Portfolio	$133.2	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.203%	0.450%

California Municipal Portfolio	$1,132.5	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.494%

9 The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Bank of America/Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

106	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	NET ASSETS 09/30/12 ($MM)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Diversified Municipal Portfolio	$5,670.5	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.429%

New York Municipal Portfolio	$1,837.6	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.477%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.10 The result of that comparison was discussed with the Board of Directors.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplate eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the

ABMF funds and what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2012 net assets:

PORTFOLIO	NYAG CATEGORY	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.722%	0.822%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.850%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.101%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.476%	0.441%

10 Group peers selected by Lipper from the 2012 Lipper 15(c) Report.

2012 Annual Report	107

The Following Is Not Part of the Shareholder Report of the Financial Statements (continued)

PORTFOLIO	NYAG CATEGORY	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.494%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.416%	0.429%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.477%

Set forth below are the advisory fee schedules of certain ABMF funds, which have a somewhat similar investment style as certain Portfolios and do not follow the NYAG categories. Also set forth below are what would have been the effective advisory fees of the Portfolios had the ABMF fee schedules been applicable to the Portfolios based on the Portfolios’ September 30, 2012 net assets:

PORTFOLIO	ABMF FUND	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
International Portfolio	International Discovery Equity Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.983%	0.850%

	International Focus 40 Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.983%	0.850%

Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.990%	1.101%

Emerging Markets Portfolio	Emerging Markets Equity Portfolio	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp on the balance	1.151%	1.101%

Intermediate Duration Portfolio	Sanford C. Bernstein Fund II, Inc. (“SCB II”)—Intermediate Duration Institutional Portfolio[11]	50 bp on 1st 1 billion 45 bp on the balance	0.500%	0.500%

11 It should be noted that SCB II’s fund expenses are capped at 0.45%.

108	Sanford C. Bernstein Fund, Inc.

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

PORTFOLIO	LUXEMBOURG FUND	LUXEMBOURG FEE[12]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%
	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

PORTFOLIO	ITM MUTUAL FUND	DISTRIBUTOR	FEE
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Stock Fund F / FB13,[14]	Nomura Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Equity Fund[13],[14]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2012 net assets:

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
International Portfolio	Client #1	0.75% on the first $50 million 0.60% on the next $15 million 0.50% on the next $70 million 0.40% on the balance	0.418%	0.850%

	Client #2	0.60% of average daily net assets	0.600%	0.850%

	Client #3	0.35% on the first $1 billion 0.325 % on the balance	0.342%	0.850%

Emerging Markets Portfolio	Client #4	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.478%	1.101%

Intermediate Duration Portfolio	Client #5	0.29% on first $100 million 0.20% thereafter	0.202%	0.441%

12 Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

13 The ITM fund is privately placed or institutional.

14 The ITM fund is a fund of funds and charges a fee in addition to the AllianceBernstein fee.

2012 Annual Report	109

The Following Is Not Part of the Shareholder Report of the Financial Statements (continued)

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship investment related services for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment services.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.15 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,16 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)17 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,18 and for certain Portfolios, a similar but not the same Lipper investment objective/classification. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment objective/classification and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.19

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Lipper peers.

15 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

16 The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

17 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

18 At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

19 Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

110	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	LIPPER EXP. GROUP MEDIAN (%)	EG RANK
Tax-Managed International Portfolio[20]	0.872	0.803	10/15
Pro-forma	0.822	0.803	9/15

International Portfolio[20]	0.901	0.853	15/20
Pro-forma	0.851	0.853	11/20

Emerging Markets Portfolio	1.152	1.159	9/18
Pro-forma	1.102	1.159	9/18

U.S. Government Short Duration Portfolio	0.450	0.454	7/16

Short Duration Plus Portfolio	0.450	0.450	8/17

Intermediate Duration Portfolio	0.441	0.468	6/15

Short Duration California Municipal Portfolio[20]	0.450	0.450	5/9

Short Duration Diversified Municipal Portfolio	0.450	0.450	7/13

Short Duration New York Municipal Portfolio[20]	0.450	0.450	5/9

California Municipal Portfolio[20]	0.493	0.483	8/14

Diversified Municipal Portfolio	0.430	0.430	8/15

New York Municipal Portfolio[20]	0.477	0.464	8/13

Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

Total expense ratios on a pro-forma basis are shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ total expense ratios.

PORTFOLIO	EXPENSE RATIO (%)[21]	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Tax-Managed International Portfolio[22]	1.138	1.133	10/15	1.232	205/522
Pro-forma	1.088	1.133	8/15	1.232	181/522

International Portfolio[22]	1.182	1.244	8/20	1.232	233/522
Pro-forma	1.133	1.244	7/20	1.232	201/522

Emerging Markets Portfolio	1.445	1.525	7/18	1.481	104/235
Pro-forma	1.396	1.525	6/18	1.481	92/235

U.S. Government Short Duration Portfolio	0.640	0.744	4/16	0.706	19/51

Short Duration Plus Portfolio	0.598	0.724	5/17	0.635	58/140

Intermediate Duration Portfolio	0.557	0.743	2/15	0.699	98/340

Short Duration California Municipal Portfolio [22]	0.633	0.633	5/9	0.620	10/16

Short Duration Diversified Municipal Portfolio	0.616	0.602	8/13	0.593	35/57

Short Duration New York Municipal Portfolio [22]	0.614	0.614	5/9	0.620	8/16

California Municipal Portfolio [22]	0.625	0.744	4/14	0.680	37/115

Diversified Municipal Portfolio	0.556	0.602	6/15	0.635	32/97

New York Municipal Portfolio [22]	0.606	0.750	3/13	0.680	33/115

20 Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

21 The total expense ratios are for the most recently completed fiscal year Private Client Class.

22 Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

2012 Annual Report	111

The Following Is Not Part of the Shareholder Report of the Financial Statements (continued)

Based on this analysis, considering pro-forma information where possible, 10 of the 18 Portfolios have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis; 2 of the 18 Portfolios have a more favorable ranking on a contractual management fee basis than on a total expense ratio basis; 6 of the 18 Portfolios have equally favorable rankings on a contractual management fee and total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Tax-Managed International Portfolio and International Portfolio, the Adviser’s profitability, excluding administrating and servicing fees increased for the Portfolios during calendar year 2011, relative to 2010.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets.

Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2011:23

PORTFOLIO	SHAREHOLDER SERVING AGREEMENT FEE
Tax-Managed International Portfolio	$11,785,124
International Portfolio	5,039,884
Emerging Markets Portfolio	4,558,406
U.S. Government Short Duration Portfolio	149,555
Short Duration Plus Portfolio	624,052
Intermediate Duration Portfolio	5,261,269
Short Duration California Municipal Portfolio	127,326
Short Duration Diversified Municipal Portfolio	515,306
Short Duration New York Municipal Portfolio	200,954
California Municipal Portfolio	1,059,794
Diversified Municipal Portfolio	4,991,204
New York Municipal Portfolio	1,652,024

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and for all share classes of the Portfolios, commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

23 The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

112	Sanford C. Bernstein Fund, Inc.

Certain of the Portfolios have retail class shares. As of September 30, 2012, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

PORTFOLIO	09/30/12 TOTAL RETAIL AS % OF NET ASSETS
Tax-Managed International Portfolio	0.06%
International Portfolio	0.64%
Short Duration Plus Portfolio	12.19%
California Municipal Portfolio	12.31%
Diversified Municipal Portfolio	17.30%
New York Municipal Portfolio	18.38%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $17 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2011:

PORTFOLIO	AMOUNT RECEIVED
Tax-Managed International Portfolio	$208
International Portfolio	331
Short Duration Plus Portfolio	3,509
California Municipal Portfolio	79
Diversified Municipal Portfolio	409
New York Municipal Portfolio	619

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2011:

PORTFOLIO	12B-1 FEE RECEIVED	CDSC RECEIVED
Tax-Managed International Portfolio	$23,738	$286
International Portfolio	106,659	1,473
Short Duration Plus Portfolio	502,210	19,154
California Municipal Portfolio	351,531	18,418
Diversified Municipal Portfolio	2,188,673	151,823
New York Municipal Portfolio	1,116,101	63,999

2012 Annual Report	113

The Following Is Not Part of the Shareholder Report of the Financial Statements (continued)

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios in the most recently completed fiscal year: 24

PORTFOLIO	ABIS FEE
Tax-Managed International Portfolio	$17,982
International Portfolio	21,151
Short Duration Plus Portfolio	40,107
California Municipal Portfolio	18,000
Diversified Municipal Portfolio	46,423
New York Municipal Portfolio	24,769

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the Portfolios’ most recently completed fiscal year.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,25 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

24 The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the Portfolios’ most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

25 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

114	Sanford C. Bernstein Fund, Inc.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli26 study on advisory fees and various fund characteristics.27 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.28 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $411 billion as of August 31, 2012, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios29 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)30 for the periods ended July 31, 2012.31 Also shown are the gross performance rankings of the Portfolios.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Tax-Managed International Portfolio	1 year	-16.02	-8.39	-11.68	4/4	206/224
	3 year	0.21	7.16	4.37	4/4	181/190
	5 year	-9.99	-3.56	-4.65	4/4	146/148
	10 year	4.20	7.04	6.99	4/4	60/60

International Portfolio	1 year	-16.15	-12.43	-11.68	5/6	207/224
	3 year	0.23	4.05	4.37	5/6	180/190
	5 year	-9.83	-5.31	-4.65	6/6	144/148
	10 year	4.47	6.70	6.99	4/4	59/60

Emerging Markets Portfolio	1 year	-18.66	-12.40	-14.26	18/18	309/382
	3 year	4.82	8.39	7.69	17/18	208/251
	5 year	-2.69	0.25	-0.67	17/17	129/163
	10 year	16.91	16.91	15.71	7/13	29/95

U.S. Government Short Duration Portfolio	1 year	1.18	1.70	1.67	11/16	49/65
	3 year	2.12	2.53	2.64	12/16	45/59
	5 year	3.22	3.37	3.61	11/15	40/54
	10 year	3.17	3.35	3.37	9/13	31/48

26 The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

27 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

28 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

29 The gross performance returns are for the Private Client class shares of the Portfolios.

30 The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

31 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

2012 Annual Report	115

The Following Is Not Part of the Shareholder Report of the Financial Statements (continued)

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Short Duration Plus Portfolio	1 year	1.25	2.59	2.80	17/17	188/193
	3 year	3.05	4.45	4.25	17/17	144/164
	5 year	2.39	4.44	4.13	15/15	127/143
	10 year	2.98	4.06	3.93	11/11	77/86

Intermediate Duration Portfolio	1 year	6.86	8.53	8.13	14/15	415/475
	3 year	9.03	9.01	8.82	7/15	168/414
	5 year	7.76	8.13	7.60	10/15	145/341
	10 year	6.48	6.82	6.33	10/12	98/232

Short Duration California Municipal Portfolio	1 year	1.63	5.20	3.95	7/7	11/15
	3 year	2.03	5.04	4.03	6/6	9/13
	5 year	2.92	4.88	4.64	6/6	9/12
	10 year	2.74	4.13	4.13	4/4	6/6

Short Duration Diversified Municipal Portfolio	1 year	2.28	2.36	2.36	8/13	40/73
	3 year	2.30	2.64	2.64	8/11	38/55
	5 year	3.09	3.33	3.33	8/11	29/45
	10 year	2.88	3.02	3.16	5/7	20/30

Short Duration New York Municipal Portfolio	1 year	1.89	2.46	5.08	3/3	6/6
	3 year	2.05	2.26	4.45	3/3	5/5
	5 year	2.94	3.35	4.90	3/3	5/5
	10 year	2.83	3.13	4.04	3/3	5/5

California Municipal Portfolio	1 year	6.84	9.52	9.26	6/6	21/28
	3 year	6.09	7.14	7.06	5/6	22/25
	5 year	5.52	5.94	5.62	6/6	19/23
	10 year	4.52	4.87	4.65	4/5	15/21

Diversified Municipal Portfolio	1 year	6.31	9.25	8.99	15/15	118/137
	3 year	5.47	7.20	7.10	15/15	94/98
	5 year	5.49	6.26	6.16	12/13	69/85
	10 year	4.52	5.25	5.07	12/12	55/59

New York Municipal Portfolio	1 year	6.19	8.37	8.39	5/5	20/21
	3 year	5.43	6.61	6.61	5/5	18/19
	5 year	5.44	5.95	5.96	5/5	14/17
	10 year	4.56	4.83	4.86	4/4	14/15

116	Sanford C. Bernstein Fund, Inc.

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)32 versus their benchmarks.33

	PERIODS ENDING JULY 31, 2012 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)
Tax-Managed International Portfolio	-16.97	-0.92	-11.00	2.99	5.00
MSCI EAFE Index[34]	-11.45	3.31	-5.61	6.36	5.31
Inception Date: June 22,1992

International Portfolio	-17.14	-0.94	-10.89	3.21	1.47
MSCI EAFE Index	-11.45	3.31	-5.61	6.36	2.19
Inception Date: April 30, 1999

Emerging Markets Portfolio	-19.83	3.32	-4.10	15.10	7.54
MSCI Emerging Markets Index	-13.93	6.63	-0.73	15.21	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	0.53	1.47	2.54	2.43	4.67
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.76	1.64	3.14	2.92	N/A
Inception Date: January 3, 1989

Short Duration Plus Portfolio	0.64	2.43	1.76	2.31	4.76
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.76	1.64	3.14	2.92	N/A
Inception Date: December 12, 1988

Intermediate Duration Portfolio	6.26	8.45	7.16	5.87	6.86
Barclays Capital U.S. Aggregate Bond Index	7.25	6.85	6.91	5.65	7.27
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	0.98	1.38	2.24	2.00	2.86
Barclays Capital 1 Year Municipal Bond Index[34]	0.99	1.50	2.75	2.45	3.47
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	1.65	1.67	2.45	2.21	3.11
Barclays Capital 1 Year Municipal Bond Index[34]	0.99	1.50	2.75	2.45	3.47
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	1.26	1.42	2.30	2.13	2.94
Barclays Capital 1 Year Municipal Bond Index[34]	0.99	1.50	2.75	2.45	3.47
Inception Date: October 3, 1994

California Municipal Portfolio	6.18	5.42	4.87	3.86	4.95
Barclays Capital 5 Year GO Municipal Index[34]	4.60	4.80	5.80	4.50	5.59
Inception Date: August 6, 1990

Diversified Municipal Portfolio	5.72	4.88	4.90	3.92	5.15
Barclays Capital 5 Year GO Municipal Index[34]	4.60	4.80	5.80	4.50	5.67
Inception Date: January 9, 1989

New York Municipal Portfolio	5.55	4.80	4.80	3.92	5.17
Barclays Capital 5 Year GO Municipal Index[34]	4.60	4.80	5.80	4.50	5.67
Inception Date: January 9, 1989

32 The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

33 The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2012.

34 Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

2012 Annual Report	117

The Following Is Not Part of the Shareholder Report of the Financial Statements (continued)

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to the Equity Portfolios, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 12, 2012

118	Sanford C. Bernstein Fund, Inc.

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCB1–1947–0912

Sanford C. Bernstein Fund, Inc.

September 30, 2012

Schedule of Investments

To the Annual Report

For the Stock Portfolios

Tax-Managed International

International

Emerging Markets

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities included in the accompanying Annual Report, including the schedules of investments contained herein, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio (three of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP (signed)

November 28, 2012

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Managed International Portfolio

September 30, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS–97.1%
Financials–23.6%
Capital Markets–3.2%
Credit Suisse Group AG(a)	904,260	$19,119,887
Deutsche Bank AG	422,500	16,734,973
Macquarie Group Ltd.	896,297	26,281,803
UBS AG(a)	3,951,227	48,113,148

		110,249,811

Commercial Banks–9.4%
Banco Bilbao Vizcaya Argentaria SA	2,562,423	20,160,778
Banco do Brasil SA	846,500	10,355,506
Banco Santander SA(a)	2,841,074	21,206,914
Bank of Montreal	225,700	13,338,592
BNP Paribas SA	340,228	16,130,577
HSBC Holdings PLC	8,056,730	74,845,007
Intesa Sanpaolo SpA	9,331,330	14,228,821
Itau Unibanco Holding SA (ADR)	546,220	8,346,242
KB Financial Group, Inc. (ADR)	234,960	8,291,738
Lloyds Banking Group PLC(a)	20,857,910	13,133,297
Mitsubishi UFJ Financial Group, Inc.	6,078,600	28,445,125
National Australia Bank Ltd.	1,037,981	27,290,406
National Bank of Canada	150,630	11,399,524
Royal Bank of Scotland Group PLC(a)	10,985	45,641
Societe Generale SA(a)	704,484	19,963,607
Sumitomo Mitsui Financial Group, Inc.	660,600	20,583,094
Westpac Banking Corp.	638,951	16,383,237

		324,148,106

Diversified Financial Services–2.0%
IG Group Holdings PLC	4,272,320	30,816,652
ING Groep NV(a)	3,003,100	23,785,144
ORIX Corp.	141,010	14,123,507

		68,725,303

Insurance–6.2%
Admiral Group PLC	2,709,759	46,182,135
Aegon NV	2,496,476	12,978,640
AIA Group Ltd.	16,684,000	61,500,524
Allianz SE	148,900	17,758,325
Aviva PLC	2,737,150	14,143,803
Lancashire Holdings Ltd.	341,270	4,546,519
Prudential PLC	3,438,040	44,643,849
Suncorp Group Ltd.	1,380,500	13,167,825

		214,921,620

Company	Shares	U.S. $ Value

Real Estate Management & Development–2.8%
Daito Trust Construction Co., Ltd.	185,500	$18,621,258
Evergrande Real Estate Group Ltd.	12,312,000	4,838,563
Global Logistic Properties Ltd.	2,185,000	4,453,925
Hang Lung Group Ltd.	339,200	2,144,222
Hang Lung Properties Ltd.	16,023,000	54,556,382
New World Development Co., Ltd.	6,869,031	10,567,549

		95,181,899

		813,226,739

Consumer Discretionary–14.8%
Auto Components – 1.1%
Cie Generale des Etablissements Michelin–Class B	130,070	10,184,701
GKN PLC	3,636,380	12,643,730
Magna International, Inc. (Toronto)–Class A	294,830	12,748,676
NGK Spark Plug Co., Ltd.	271,000	2,851,098

		38,428,205

Automobiles–3.1%
Bayerische Motoren Werke AG	245,480	18,000,959
Honda Motor Co., Ltd.	379,700	11,734,753
Mazda Motor Corp.(a)	8,768,000	10,233,762
Nissan Motor Co., Ltd.	2,838,700	24,159,313
Renault SA	261,860	12,269,739
Volkswagen AG (Preference Shares)	159,380	29,141,886

		105,540,412

Distributors–1.4%
Jardine Cycle & Carriage Ltd.	124,000	4,840,175
Li & Fung Ltd.	28,374,000	43,754,222

		48,594,397

Diversified Consumer Services–0.5%
Anhanguera Educacional Participacoes SA	648,500	10,780,343
Estacio Participacoes SA	353,800	5,933,752

		16,714,095

Hotels, Restaurants & Leisure–2.0%
Sands China Ltd.	10,081,600	37,261,374
Shangri-La Asia Ltd.	2,959,666	5,746,820
Sodexo	337,780	25,432,197

		68,440,391

Household Durables–0.4%
MRV Engenharia e Participacoes SA	1,377,200	8,240,442
Sony Corp.	586,900	6,862,727

		15,103,169

Leisure Equipment & Products–0.2%
Namco Bandai Holdings, Inc.	392,500	6,649,374

Schedule of Investments—Tax-Managed International Portfolio	1

Company	Shares	U.S. $ Value

Media–0.8%
Fairfax Media Ltd.	6,857,360	$2,935,280
Focus Media Holding Ltd. (ADR)	740,730	17,333,082
Informa PLC	911,530	5,938,312

		26,206,674

Multiline Retail–0.9%
Don Quijote Co., Ltd.	498,200	19,188,260

Golden Eagle Retail Group Ltd.	6,009,000	11,727,351

		30,915,611

Specialty Retail–2.6%
Belle International Holdings Ltd.	7,433,000	13,394,239
L’Occitane International SA	436,250	1,150,204
Nitori Holdings Co., Ltd.	398,550	36,991,031
Shimamura Co., Ltd.	55,800	6,496,127
Yamada Denki Co., Ltd.	765,110	33,563,174

		91,594,775

Textiles, Apparel & Luxury Goods–1.8%
Cie Financiere Richemont SA	692,529	41,581,644
LVMH Moet Hennessy Louis Vuitton SA	107,415	16,124,933
Samsonite International SA	111,200	212,165
Trinity Ltd.	2,722,000	1,813,143
Yue Yuen Industrial Holdings Ltd.	692,000	2,320,686

		62,052,571

		510,239,674

Industrials – 14.0%
Aerospace & Defense–0.8%
Saab AB	264,970	5,090,636
Safran SA	632,460	22,749,331

		27,839,967

Air Freight & Logistics–1.3%
Kuehne & Nagel International AG	399,123	45,166,187

Airlines–0.1%
Cathay Pacific Airways Ltd.	2,244,000	3,631,531

Building Products–0.4%
Asahi Glass Co., Ltd.	2,325,000	15,466,896

Commercial Services & Supplies–1.6%
Downer EDI Ltd.(a)	1,286,250	4,761,740
Edenred	283,060	7,948,212
Serco Group PLC	4,342,362	40,723,612

		53,433,564

Construction & Engineering–0.6%
Bouygues SA	814,689	19,810,981

Electrical Equipment–0.4%
Sumitomo Electric Industries Ltd.	1,277,700	13,512,503

Industrial Conglomerates–1.3%
Jardine Matheson Holdings Ltd.	96,800	5,495,092
Keppel Corp., Ltd.	4,279,400	39,566,425

		45,061,517

Company	Shares	U.S. $ Value

Machinery–0.1%
IHI Corp.	1,741,000	$3,877,528

Professional Services–6.2%
Bureau Veritas SA	413,479	42,446,264
Capita PLC	6,627,118	82,998,555
Hays PLC	14,905,280	18,607,074
Intertek Group PLC	1,405,460	62,310,833
SGS SA	4,410	9,068,859

		215,431,585

Road & Rail–0.6%
DSV A/S	428,248	9,614,050
East Japan Railway Co.	149,900	9,918,144

		19,532,194

Trading Companies & Distributors–0.6%
Mitsubishi Corp.	600,600	10,878,578
Mitsui & Co., Ltd.	682,500	9,575,247

		20,453,825

		483,218,278

Energy–11.8%
Energy Equipment & Services–2.6%
AMEC PLC	1,333,800	24,752,004
Saipem SpA	203,220	9,793,240
Seadrill Ltd.	371,475	14,593,238
Technip SA	363,200	40,355,741

		89,494,223

Oil, Gas & Consumable Fuels–9.2%
Afren PLC(a)	3,461,707	7,865,569
BG Group PLC	1,886,643	38,175,667
BP PLC	9,513,050	67,065,810
China Petroleum & Chemical Corp–Class H	6,546,000	6,071,979
ENI SpA	960,550	21,058,588
Gazprom OAO (Sponsored ADR)	922,840	9,311,456
JX Holdings, Inc.	2,947,700	16,102,030
LUKOIL OAO (London) (Sponsored ADR)	101,910	6,271,541
NovaTek OAO (Sponsored GDR)(b)	75,630	8,960,900
Petroleo Brasileiro SA (Sponsored ADR)	553,270	12,210,669
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	1,484,939	51,415,107
Suncor Energy, Inc. (New York)	1,320,730	43,385,980
Total SA	624,070	31,047,415

		318,942,711

		408,436,934

Consumer Staples–11.3%
Beverages–0.7%
Asahi Group Holdings Ltd.	1,031,900	25,447,814

2	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Company	Shares	U.S. $ Value

Food & Staples Retailing–3.6%
Delhaize Group SA	226,868	$8,761,969
George Weston Ltd.	58,660	3,774,026
Jeronimo Martins SGPS SA	1,940,174	32,390,292
Koninklijke Ahold NV	1,481,580	18,556,145
Olam International Ltd.	31,742,273	52,655,755
Sugi Holdings Co., Ltd.	264,800	9,296,705

		125,434,892

Food Products–1.8%
Nestle SA	270,230	17,050,795

Unilever PLC	1,181,430	43,136,259

		60,187,054

Household Products–1.3%
Henkel AG & Co. KGaA	141,517	9,236,477
Reckitt Benckiser Group PLC	614,198	35,386,683

		44,623,160

Tobacco–3.9%
British American Tobacco PLC	1,762,973	90,587,479
Imperial Tobacco Group PLC	509,810	18,886,699
Japan Tobacco, Inc.	852,800	25,527,481

		135,001,659

		390,694,579

Health Care–5.5%
Life Sciences Tools & Services–0.7%
Eurofins Scientific	176,622	25,053,289

Pharmaceuticals–4.8%
AstraZeneca PLC	1,083,500	51,731,650
GlaxoSmithKline PLC	1,031,910	23,819,176
Novartis AG	567,200	34,714,603
Otsuka Holdings Co., Ltd.	532,000	16,487,184
Roche Holding AG	205,730	38,481,100

		165,233,713

		190,287,002

Materials–4.9%
Chemicals–2.5%
Agrium, Inc. (Toronto)	192,907	20,014,764
Air Water, Inc.	419,000	5,127,953
Arkema SA	15,670	1,466,748
Denki Kagaku Kogyo KK	1,224,000	3,793,216
DIC Corp.	1,186,000	1,923,434
Filtrona PLC	2,754,188	22,947,915
Incitec Pivot Ltd.	337,316	1,035,763
Koninklijke DSM NV	521,988	26,038,986
Ube Industries Ltd./Japan	1,811,000	3,888,912

		86,237,691

Construction Materials–0.4%
Boral Ltd.	1,192,390	4,724,751
Taiheiyo Cement Corp.	3,502,000	7,538,797

		12,263,548

Company	Shares	U.S. $ Value

Metals & Mining–2.0%
Anglo American PLC	399,000	$11,745,852
Dowa Holdings Co., Ltd.	778,000	5,386,691
Goldcorp, Inc.	162,440	7,458,592
KGHM Polska Miedz SA	142,720	6,808,874
Rio Tinto PLC	545,820	25,522,102
Vale SA (Sponsored ADR) (Local Preference Shares)	690,690	11,990,378

		68,912,489

		167,413,728

Telecommunication Services–4.4%
Diversified Telecommunication Services–2.8%
Nippon Telegraph & Telephone Corp.	839,600	39,948,217
Telecom Italia SpA (ordinary shares)	21,932,913	22,032,772
Telecom Italia SpA (savings shares)	6,173,730	5,408,087
Telenor ASA	634,020	12,374,598
Vivendi SA	851,260	16,588,502

		96,352,176

Wireless Telecommunication Services–1.6%
NTT DoCoMo, Inc.	10,094	16,308,623
Vodafone Group PLC	13,668,820	38,841,731

		55,150,354

		151,502,530

Information Technology–4.3%
Computers & Peripherals–0.4%
Fujitsu Ltd.	4,050,000	15,204,599

Electronic Equipment, Instruments & Components–0.5%
AU Optronics Corp. (Sponsored ADR)(a)	1,033,690	3,597,241
Hon Hai Precision Industry Co., Ltd.	1,585,000	4,962,705
LG Display Co., Ltd. (ADR)(a)	766,820	9,638,928

		18,198,874

Internet Software & Services–1.5%
Baidu, Inc. (Sponsored ADR)(a)	188,700	22,043,934
Telecity Group PLC	1,911,205	27,676,111

		49,720,045

Office Electronics–0.4%
Konica Minolta Holdings, Inc.	1,635,500	12,581,388

Semiconductors & Semiconductor Equipment–1.0%
Advanced Semiconductor Engineering, Inc. (ADR)	1,462,981	5,456,919
GCL-Poly Energy Holdings Ltd.	13,541,000	2,057,356
Samsung Electronics Co., Ltd. (GDR)(b)	18,600	6,571,745

Schedule of Investments—Tax-Managed International Portfolio	3

Company	Shares	U.S. $ Value

Samsung Electronics Co., Ltd. (GDR) (London)(b)	25,600	$15,440,682
Sumco Corp.(a)	643,500	4,332,023

		33,858,725

Software–0.5%
Aveva Group PLC	368,729	11,732,215
Nintendo Co., Ltd.	45,400	5,766,839

		17,499,054

		147,062,685

Utilities–2.5%
Electric Utilities–0.6%
EDP–Energias de Portugal SA	4,483,900	12,318,884
Electricite de France SA	425,660	8,900,485

		21,219,369

Independent Power Producers & Energy Traders–0.7%
APR Energy PLC	1,726,196	23,289,229

Multi-Utilities–1.2%
E.ON AG	906,830	21,548,929
National Grid PLC	1,408,980	15,542,252
Veolia Environnement SA	322,700	3,471,944

		40,563,125

		85,071,723

Total Common Stocks (cost $3,311,932,289)		3,347,153,872

WARRANTS–1.7%
Financials–0.9%
Thrifts & Mortgage Finance–0.6%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(b)	1,387,290	20,323,799

Company	Shares	U.S. $ Value

Consumer Finance–0.3%
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(b)	1,061,060	$12,443,475

		32,767,274

Information Technology–0.7%
IT Services–0.5%
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	753,704	18,479,315

Semiconductors & Semiconductor Equipment–0.2%
SK Hynix, Inc., Citigroup Global Markets, expiring 1/20/15(a)(b)	257,290	5,259,522

		23,738,837

Materials–0.1%
Chemicals–0.1%
OCI Co., Ltd., Macquarie Bank Ltd., expiring 1/30/15(a)	21,020	3,422,806

Total Warrants (cost $58,932,975)		59,928,917

	Contracts
OPTIONS PURCHASED–PUTS–0.0%
Options on Equity Indices–0.0%
STOXX Europe Mid 200 Index	550,200	636,331
Expiration: Dec 2012, Exercise Price: EUR 225.00(a)(c) (cost $11,267,107)
Total Investments—98.8% (cost $3,382,132,371)		3,407,719,120

Other assets less liabilities—1.2%		40,973,219

Net Assets—100.0%		$3,448,692,339

4	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD 162,044	SEK 1,140,984	10/15/12	$11,587,554
Credit Suisse London Branch (GFX)	USD 173,640	AUD 166,642	10/15/12	(966,014)
Credit Suisse London Branch (GFX)	USD 310,042	EUR 239,170	10/15/12	(2,657,102)
Credit Suisse London Branch (GFX)	CHF 96,962	USD 103,966	1/15/13	672,397
Credit Suisse London Branch (GFX)	HKD 1,445,548	USD 186,414	1/15/13	(19,613)
Credit Suisse London Branch (GFX)	USD 77,041	EUR 59,371	1/15/13	(657,792)
Deutsche Bank AG London	EUR 116,349	USD 145,518	10/15/12	(4,015,582)
Deutsche Bank AG London	USD 158,256	NOK 967,909	10/15/12	10,615,346
Goldman Sachs Capital Markets LP	GBP 53,842	USD 85,442	10/15/12	(1,498,768)
Goldman Sachs International	EUR 10,597	USD 12,944	10/15/12	(675,699)
Goldman Sachs International	GBP 55,371	USD 86,328	10/15/12	(3,081,197)
Goldman Sachs International	USD 115,706	AUD 113,550	10/15/12	1,954,203
Goldman Sachs International	USD 75,585	JPY 5,971,294	10/15/12	938,932
Royal Bank of Canada	CAD 117,003	USD 114,831	10/15/12	(4,148,094)
Royal Bank of Canada	USD 12,196	CAD 12,234	10/15/12	244,715
Royal Bank of Scotland PLC	JPY 8,011,724	USD 102,045	10/15/12	(628,136)
Royal Bank of Scotland PLC	USD 48,210	GBP 31,109	10/15/12	2,023,218
Royal Bank of Scotland PLC	GBP 51,782	USD 83,835	1/15/13	241,680
Standard Chartered Bank	AUD 92,762	USD 92,602	10/15/12	(3,518,253)
Standard Chartered Bank	EUR 112,224	USD 138,260	10/15/12	(5,971,804)
State Street Bank & Trust Co.	USD 9,828	NOK 57,416	10/15/12	189,861
Westpac Banking Corp.	AUD 10,523	USD 10,930	10/15/12	26,465

				$656,317

PUT OPTIONS WRITTEN (see Note 3)

Description	Contracts	Exercise Price	Expiration Month	U.S. $ Value
STOXX Europe Mid 200 Index(c)	550,200	EUR 190.00	December 2012	$(70,703)
(premium received $4,512,397)

(a) Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the aggregate market value of these securities amounted to $69,000,123 or 2.0% of net assets.
(c)	One contract relates to 50 shares.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

See notes to financial statements.

Schedule of Investments—Tax-Managed International Portfolio	5

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

International Portfolio

September 30, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS–97.1%
Financials–23.5%
Capital Markets–3.2%
Credit Suisse Group AG(a)	393,670	$8,323,851
Deutsche Bank AG	193,300	7,656,498
Macquarie Group Ltd.	383,280	11,238,785
UBS AG(a)	1,689,943	20,578,033

		47,797,167

Commercial Banks–9.3%
Banco Bilbao Vizcaya Argentaria SA	1,084,365	8,531,629
Banco do Brasil SA	359,300	4,395,432
Banco Santander SA(a)	1,202,238	8,973,986
Bank of Montreal	97,310	5,750,901
BNP Paribas SA	147,961	7,014,991
HSBC Holdings PLC	3,443,340	31,987,767
Intesa Sanpaolo SpA	3,957,240	6,034,173
Itau Unibanco Holding SA (ADR)	231,450	3,536,556
KB Financial Group, Inc. (ADR)	130,720	4,613,109
Lloyds Banking Group PLC(a)	9,073,850	5,713,399
Mitsubishi UFJ Financial Group, Inc.	2,612,200	12,223,926
National Australia Bank Ltd.	445,591	11,715,397
National Bank of Canada	65,310	4,942,594
Societe Generale SA(a)	306,339	8,681,008
Sumitomo Mitsui Financial Group, Inc.	285,200	8,886,313
Westpac Banking Corp.	249,650	6,401,234

		139,402,415

Diversified Financial Services–2.0%
IG Group Holdings PLC	1,811,807	13,068,737
ING Groep NV(a)	1,305,850	10,342,589
ORIX Corp.	59,070	5,916,429

		29,327,755

Insurance–6.2%
Admiral Group PLC	1,149,543	19,591,539
Aegon NV	1,207,896	6,279,591
AIA Group Ltd.	7,056,400	26,011,286
Allianz SE	63,210	7,538,642
Aviva PLC	1,179,420	6,094,472
Lancashire Holdings Ltd.	145,960	1,944,531
Prudential PLC	1,480,940	19,230,393
Suncorp Group Ltd.	607,646	5,795,998

		92,486,452

Real Estate Management & Development–2.8%
Daito Trust Construction Co., Ltd.	79,500	7,980,539
Evergrande Real Estate Group Ltd.	5,318,000	2,089,951
Global Logistic Properties Ltd.	951,000	1,938,527
Hang Lung Group Ltd.	173,800	1,098,661
Company	Shares	U.S. $ Value

Hang Lung Properties Ltd.	7,368,000	$25,087,151
New World Development Co., Ltd.	2,890,500	4,446,843

		42,641,672

		351,655,461

Consumer Discretionary–14.9%
Auto Components–1.3%
Cie Generale des Etablissements Michelin–Class B	55,140	4,317,555
GKN PLC	1,553,390	5,401,153
Magna International, Inc. (Toronto)–Class A	129,290	5,590,599
NGK Spark Plug Co., Ltd.	112,000	1,178,314
Valeo SA	66,210	3,060,656

		19,548,277

Automobiles–3.0%
Bayerische Motoren Werke AG	73,220	5,369,196
Honda Motor Co., Ltd.	204,800	6,329,411
Mazda Motor Corp.(a)	3,701,000	4,319,703
Nissan Motor Co., Ltd.	1,286,300	10,947,309
Renault SA	111,910	5,243,666
Volkswagen AG (Preference Shares)	68,640	12,550,502

		44,759,787

Distributors–1.4%
Jardine Cycle & Carriage Ltd.	52,000	2,029,751
Li & Fung Ltd.	12,314,000	18,988,845

		21,018,596

Diversified Consumer Services–0.5%
Anhanguera Educacional Participacoes SA	269,000	4,471,723
Estacio Participacoes SA	149,900	2,514,046

		6,985,769

Hotels, Restaurants & Leisure–2.0%
Sands China Ltd.	4,342,800	16,050,894
Shangri-La Asia Ltd.	1,269,666	2,465,326
Sodexo	143,220	10,783,348

		29,299,568

Household Durables–0.4%
MRV Engenharia e Participacoes SA	585,600	3,503,923
Sony Corp.	251,600	2,942,004

		6,445,927

Leisure Equipment & Products–0.2%
Namco Bandai Holdings, Inc.	171,800	2,910,478

Media–0.8%
Fairfax Media Ltd.	3,019,940	1,292,680
Focus Media Holding Ltd. (ADR)	318,890	7,462,026
Informa PLC	386,710	2,519,286

		11,273,992

6	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Company	Shares	U.S. $ Value

Multiline Retail–0.9%
Don Quijote Co., Ltd.	211,500	$8,145,959
Golden Eagle Retail Group Ltd.	2,540,000	4,957,143

		13,103,102

Specialty Retail–2.6%
Belle International Holdings Ltd.	3,210,000	5,784,408
L’Occitane International SA	178,750	471,287
Nitori Holdings Co., Ltd.	169,600	15,741,259
Shimamura Co., Ltd.	28,900	3,364,482
Yamada Denki Co., Ltd.	323,130	14,174,783

		39,536,219

Textiles, Apparel & Luxury Goods–1.8%
Burberry Group PLC	115,170	1,864,837
Cie Financiere Richemont SA	297,745	17,877,557
LVMH Moet Hennessy Louis Vuitton SA	45,599	6,845,234
Samsonite International SA	47,500	90,628
Trinity Ltd.	1,146,000	763,358

		27,441,614

		222,323,329

Industrials–13.8%
Aerospace & Defense–0.8%
Saab AB	112,870	2,168,472
Safran SA	270,700	9,736,970

		11,905,442

Air Freight & Logistics–1.3%
Kuehne & Nagel International AG	169,425	19,172,740

Airlines–0.1%
Cathay Pacific Airways Ltd.	1,054,000	1,705,719

Building Products–0.5%
Asahi Glass Co., Ltd.	1,235,000	8,215,749

Commercial Services & Supplies–1.4%
Edenred	136,803	3,841,373
Serco Group PLC	1,844,159	17,294,923

		21,136,296

Construction & Engineering–0.6%
Bouygues SA	375,047	9,120,105

Electrical Equipment–0.5%
Sumitomo Electric Industries Ltd.	662,700	7,008,480

Industrial Conglomerates–1.3%
Jardine Matheson Holdings Ltd.	40,800	2,316,113
Keppel Corp., Ltd.	1,839,600	17,008,552

		19,324,665

Machinery–0.1%
IHI Corp.	865,000	1,926,515

Professional Services–6.2%
Bureau Veritas SA	175,350	$18,000,799
Capita PLC	2,855,983	35,768,559
Hays PLC	6,329,909	7,901,971
Intertek Group PLC	603,166	26,741,263
SGS SA	1,900	3,907,218

		92,319,810

Road & Rail–0.4%
DSV A/S	159,278	3,575,747

East Japan Railway Co.	42,000	2,778,933

		6,354,680

Trading Companies & Distributors–0.6%
Mitsubishi Corp.	251,100	4,548,137
Mitsui & Co., Ltd.	295,700	4,148,572

		8,696,709

		206,886,910

Energy–12.0%
Energy Equipment & Services–2.6%
AMEC PLC	573,607	10,644,716
Saipem SpA	87,050	4,194,969
Seadrill Ltd.	168,780	6,630,451
Technip SA	154,470	17,163,412

		38,633,548

Oil, Gas & Consumable Fuels–9.4%
Afren PLC(a)	2,321,734	5,275,362
BG Group PLC	809,690	16,383,839
BP PLC	4,144,950	29,221,378
China Petroleum & Chemical Corp.–Class H	2,684,000	2,489,641
ENI SpA	455,010	9,975,398
Gazprom OAO (Sponsored ADR)	392,870	3,964,058
JX Holdings, Inc.	1,145,000	6,254,647
LUKOIL OAO (London) (Sponsored ADR)	42,220	2,598,219
NovaTek OAO (Sponsored GDR)(b)	32,110	3,804,467
Petroleo Brasileiro SA (Sponsored ADR)	237,450	5,240,522
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	642,568	22,248,525
Suncor Energy, Inc. (New York)	623,590	20,484,932
Total SA	271,400	13,502,121

		141,443,109

		180,076,657

Consumer Staples–11.5%
Beverages–0.7%
Asahi Group Holdings Ltd.	436,000	10,752,250

Food & Staples Retailing–3.9%
Delhaize Group SA	84,840	3,276,643
George Weston Ltd.	78,330	5,039,541

Schedule of Investments—International Portfolio	7

Company	Shares	U.S. $ Value

Jeronimo Martins SGPS SA	843,956	$14,089,448
Koninklijke Ahold NV	640,910	8,027,119
Olam International Ltd.	14,169,746	23,505,521
Sugi Holdings Co., Ltd.	113,600	3,988,315

		57,926,587

Food Products–1.7%
Nestle SA	115,010	7,256,825
Unilever PLC	503,027	18,366,474

		25,623,299

Household Products–1.3%
Henkel AG & Co. KGaA	60,961	3,978,779

Reckitt Benckiser Group PLC	264,069	15,214,191

		19,192,970

Tobacco–3.9%
British American Tobacco PLC	765,125	39,314,695
Imperial Tobacco Group PLC	218,010	8,076,517
Japan Tobacco, Inc.	364,600	10,913,836

		58,305,048

		171,800,154

Health Care–5.1%
Biotechnology–0.1%
Actelion Ltd.(a)	21,480	1,076,703

Life Sciences Tools & Services–0.7%
Eurofins Scientific	76,102	10,794,835

Pharmaceuticals–4.3%
AstraZeneca PLC	466,770	22,285,909
GlaxoSmithKline PLC	467,290	10,786,273
Novartis AG	236,780	14,491,755
Roche Holding AG	87,050	16,282,408

		63,846,345

		75,717,883

Materials–4.8%
Chemicals–2.4%
Agrium, Inc. (Toronto)	82,000	8,507,782
Air Water, Inc.	182,000	2,227,417
Arkema SA	6,857	641,831
DIC Corp.	591,000	958,473
Filtrona PLC	1,164,664	9,703,989
Koninklijke DSM NV	224,847	11,216,326
Teijin Ltd.	776,000	1,896,230
Ube Industries Ltd./Japan	533,000	1,144,556

		36,296,604

Construction Materials–0.3%
Boral Ltd.	509,780	2,019,963
Taiheiyo Cement Corp.	921,000	1,982,647

		4,002,610

Metals & Mining–2.1%
Anglo American PLC	172,410	5,075,445
Dowa Holdings Co., Ltd.	357,000	2,471,785

Goldcorp, Inc.	55,030	$2,526,756
KGHM Polska Miedz SA	58,060	2,769,922
Rio Tinto PLC	233,400	10,913,595
Vale SA (Sponsored ADR) (Local Preference Shares)	435,920	7,567,571

		31,325,074

		71,624,288

Information Technology–4.5%
Computers & Peripherals–0.5%
Fujitsu Ltd.	1,732,000	6,502,313

Electronic Equipment, Instruments & Components–0.5%
AU Optronics Corp. (Sponsored ADR)(a)	455,230	1,584,200
Hon Hai Precision Industry Co., Ltd.	671,000	2,100,931
LG Display Co., Ltd. (ADR)(a)	325,200	4,087,764

		7,772,895

Internet Software & Services–1.4%
Baidu, Inc. (Sponsored ADR)(a)	81,900	9,567,558
Telecity Group PLC	820,235	11,877,802

		21,445,360

Office Electronics–0.4%
Konica Minolta Holdings, Inc.	785,000	6,038,758

Semiconductors & Semiconductor Equipment–1.3%
Advanced Semiconductor Engineering, Inc. (ADR)	608,491	2,269,671
GCL-Poly Energy Holdings Ltd.	5,963,000	905,990
Samsung Electronics Co., Ltd. (GDR)(b)	6,110	2,158,783
Samsung Electronics Co., Ltd. (GDR) (London)(b)	12,270	7,400,671
Sumco Corp.(a)	172,300	1,159,919
Tokyo Electron Ltd.	110,300	4,698,781

		18,593,815

Software–0.4%
Aveva Group PLC	120,187	3,824,109
Nintendo Co., Ltd.	19,200	2,438,839

		6,262,948

		66,616,089

Telecommunication Services–4.2%
Diversified Telecommunication Services–2.6%
Nippon Telegraph & Telephone Corp.	396,900	18,884,525
Telecom Italia SpA (ordinary shares)	10,259,988	10,306,701
Telenor ASA	279,590	5,456,948
Vivendi SA	263,655	5,137,844

		39,786,018

8	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Company	Shares	U.S. $ Value

Wireless Telecommunication Services–1.6%
NTT DoCoMo, Inc.	4,315	$6,971,638
Vodafone Group PLC	5,813,625	16,520,172

		23,491,810

		63,277,828

Utilities–2.8%
Electric Utilities–0.7%
EDP–Energias de Portugal SA	1,908,610	5,243,637
Electricite de France SA	230,870	4,827,456

		10,071,093

Independent Power Producers & Energy Traders–0.7%
APR Energy PLC	741,865	10,008,982

Multi-Utilities–1.4%
E.ON AG	404,590	9,614,240
National Grid PLC	614,530	6,778,790
Veolia Environnement SA	457,140	4,918,390

		21,311,420

		41,391,495

Total Common Stocks (cost $1,456,327,197)		1,451,370,094

WARRANTS–1.7%
Financials–0.9%
Thrifts & Mortgage Finance–0.6%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(b)	597,230	8,749,419

Consumer Finance–0.3%
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(b)	453,130	5,314,037

		14,063,456

Information Technology–0.7%
IT Services–0.5%
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	320,010	7,846,005

Semiconductors & Semiconductor Equipment–0.2%
SK Hynix, Inc., Citigroup Global Markets, expiring 1/20/15(a)(b)	109,240	$2,233,084

		10,079,089

Materials–0.1%
Chemicals–0.1%
OCI Co., Ltd., Macquarie Bank Ltd., expiring 1/30/15(a)	9,260	1,507,859

Total Warrants (cost $25,253,705)		25,650,404

	Contracts
OPTIONS PURCHASED–PUTS–0.0%
Options on Equity Indices–0.0%
STOXX Europe Mid 200 Index	233,740	270,331
Expiration: Dec 2012, Exercise Price: EUR 225.00(a)(c) (cost $4,786,575)

Principal Amount (000)
SHORT-TERM INVESTMENTS–0.1%
Repurchase Agreements–0.1%
State Street Bank and Trust Co.	$ 1,868	1,867,591
0.01%, dated 9/28/2012 due 10/1/2012 in the amount of $1,867,591 (collateralized by $1,830,000 U.S. Treasury Notes, 1.50% due 7/31/16, value $1,908,459) (cost $1,867,591)
Total Investments—98.9% (cost $1,488,235,068)		1,479,158,420

Other assets less liabilities—1.1%		16,235,004

Net Assets—100.0%		$1,495,393,424

Schedule of Investments—International Portfolio	9

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro Stoxx 50 Index Futures	77	December 2012	$2,522,335	$2,429,194	$(93,141)
FTSE 100 Index Futures	8	December 2012	753,285	738,028	(15,257)
Topix Index Futures	7	December 2012	650,372	659,277	8,905

					$(99,493)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	USD 72,795	SEK 483,626	12/14/12	$670,735
Credit Suisse London Branch (GFX)	CHF 40,476	USD 43,377	12/14/12	284,059
Credit Suisse London Branch (GFX)	HKD 637,392	USD 82,196	12/14/12	(7,061)
Credit Suisse London Branch (GFX)	USD 81,450	AUD 78,588	12/14/12	(434,733)
Credit Suisse London Branch (GFX)	USD 171,494	EUR 132,213	12/14/12	(1,462,661)
Goldman Sachs Capital Markets LP	GBP 19,723	USD 31,294	12/14/12	(547,760)
HSBC BankUSA	GBP 10,341	USD 16,501	12/14/12	(194,438)
HSBC BankUSA	USD 70,767	NOK 409,093	12/14/12	448,479
Royal Bank of Canada	CAD 45,634	USD 46,484	12/14/12	141,433
Royal Bank of Scotland PLC	EUR 100,441	USD 128,682	12/14/12	(488,949)
Royal Bank of Scotland PLC	GBP 23,483	USD 38,023	12/14/12	110,543
Royal Bank of Scotland PLC	JPY 1,695,189	USD 21,604	12/14/12	(132,713)
State Street Bank & Trust Co.	USD 5,747	NOK 33,646	12/14/12	110,291
Westpac Banking Corp.	AUD 9,799	USD 10,126	12/14/12	24,339
Westpac Banking Corp.	USD 9,767	AUD 9,511	12/14/12	37,485

				$(1,440,951)

PUT OPTIONS WRITTEN (see Note 3)

Description	Contracts	Exercise Price	Expiration Month	U.S. $ Value
STOXX Europe Mid 200 Index(c) (premium received $1,916,989)	233,740	EUR 190.00	December 2012	$(30,037)

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the aggregate market value of these securities amounted to $29,660,461 or 2.0% of net assets.
(c)	One contract relates to 50 share.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

FTSE—Financial Times Stock Exchange

GDR—Global Depositary Receipt

See notes to financial statements.

10	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

September 30, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS–97.8%
Financials–23.7%
Commercial Banks–16.7%
Allahabad Bank	581,952	$1,617,915
Banco do Brasil SA	1,942,900	23,768,119
Banco do Estado do Rio Grande do Sul SA (Preference Shares)	453,400	3,855,773
Banco Santander Brasil SA/Brazil (ADR)	1,019,540	7,514,010
Banco Santander Chile (ADR)	39,190	2,870,276
Bank Negara Indonesia Persero Tbk PT	23,515,431	9,603,850
Bank of Baroda	231,722	3,490,943
Bank of China Ltd.	8,567,900	3,254,191
Bank of India	482,700	2,840,033
Bank Rakyat Indonesia Persero Tbk PT	9,009,000	6,982,593
Canara Bank	758,044	6,193,479
China Construction Bank Corp.–Class H	8,063,400	5,561,248
Credicorp Ltd.	97,860	12,259,901
DGB Financial Group, Inc.	392,150	5,160,912
First Gulf Bank PJSC	903,290	2,446,974
Grupo Financiero Banorte SAB de CV–Class O	1,643,013	9,286,165
Grupo Financiero Santander Mexico SAB de CV (ADR)(a)	571,085	7,823,864
Hana Financial Group, Inc.	191,700	5,846,612
HDFC Bank Ltd.	1,212,720	14,415,449
Industrial & Commercial Bank of China Ltd.–Class H	10,766,000	6,317,276
Itausa–Investimentos Itau SA (Preference Shares)	1,767,372	7,872,423
KB Financial Group, Inc.	272,237	9,649,550
Komercni Banka AS	20,851	4,139,020
Punjab National Bank	356,226	5,654,222
Sberbank of Russia (Sponsored ADR)	1,443,945	16,821,959
State Bank of India	77,700	3,299,300
Turkiye Halk Bankasi AS	966,200	7,532,777
Turkiye Vakiflar Bankasi Tao–Class D	3,195,750	6,908,773
Union Bank of India	941,094	3,709,205

		206,696,812

Consumer Finance–0.8%
Muthoot Finance Ltd.	364,797	1,242,311
Shriram Transport Finance Co., Ltd.	737,669	8,650,383

		9,892,694

Company	Shares	U.S. $ Value

Insurance–1.5%
AIA Group Ltd.	5,191,200	$19,135,790

Real Estate Management & Development–3.7%
BR Malls Participacoes SA	225,858	3,136,220
BR Properties SA	217,700	2,840,382
Evergrande Real Estate Group Ltd.	26,920,000	10,579,443
Hang Lung Properties Ltd.	5,191,000	17,674,729
KWG Property Holding Ltd.	4,373,800	2,398,828
LPN Development PCL	311,900	190,504
LPN Development PCL (NVDR)	2,454,700	1,499,084
LPS Brasil Consultoria de Imoveis SA	109,800	1,976,373
Shimao Property Holdings Ltd.	1,341,500	2,289,185
Soho China Ltd.	2,105,500	1,287,803
Supalai PCL	2,651,400	1,722,807

		45,595,358

Thrifts & Mortgage Finance–1.0%
Housing Development Finance Corp.	899,975	13,122,419

		294,443,073

Information Technology–16.8%
Computers & Peripherals–1.0%
Lite-On Technology Corp.	2,897,944	3,732,597
Wistron Corp.	7,513,016	8,995,980

		12,728,577

Electronic Equipment, Instruments & Components–2.9%
AU Optronics Corp.(a)	14,374,155	5,140,064
Hon Hai Precision Industry Co., Ltd.	5,125,000	16,046,602
Ju Teng International Holdings Ltd.	4,594,000	1,913,078
LG Display Co., Ltd.(a)	378,460	9,577,213
Yageo Corp.(a)	10,973,000	3,325,634

		36,002,591

Internet Software & Services–2.4%
Baidu, Inc. (Sponsored ADR)(a)	132,000	15,420,240
Mail.ru Group Ltd. (GDR)(b)	92,080	3,084,039
MercadoLibre, Inc.	19,020	1,570,101
Tencent Holdings Ltd.	265,800	9,026,088

		29,100,468

IT Services–1.5%
Tata Consultancy Services Ltd.	776,933	19,030,420

Semiconductors & Semiconductor Equipment–9.0%
Advanced Semiconductor Engineering, Inc.	14,851,794	11,364,462
GCL-Poly Energy Holdings Ltd.	30,579,600	4,646,121
Samsung Electronics Co., Ltd.	52,111	62,798,876
Samsung Electronics Co., Ltd. (Preference Shares)	14,240	10,065,277
SK Hynix, Inc.(a)	395,970	8,047,276

Schedule of Investments—Emerging Markets Portfolio	11

Company	Shares	U.S. $ Value

Taiwan Semiconductor Manufacturing Co., Ltd.	3,924,120	$12,071,668
Vanguard International Semiconductor Corp.	4,151,000	2,559,800

		111,553,480

		208,415,536

Consumer Discretionary–16.1%
Auto Components–0.8%
Apollo Tyres Ltd.	1,350,678	2,372,304
Gajah Tunggal Tbk PT	5,905,500	1,396,806
Hyundai Mobis	20,820	5,788,063

		9,557,173

Automobiles–1.6%
Dongfeng Motor Group Co., Ltd.–Class H	6,426,000	7,450,766
Kia Motors Corp.	192,670	11,971,229

		19,421,995

Distributors–1.4%
Dah Chong Hong Holdings Ltd.	7,858,000	7,112,927
Imperial Holdings Ltd.	437,645	9,846,078

		16,959,005

Diversified Consumer Services–0.5%
Anhanguera Educacional Participacoes SA	83,200	1,383,076
Estacio Participacoes SA	268,300	4,499,790

		5,882,866

Hotels, Restaurants & Leisure–2.9%
Ajisen China Holdings Ltd.	4,165,000	2,748,775
Melco Crown Entertainment Ltd. (ADR)(a)	382,060	5,150,169
MGM China Holdings Ltd.	2,048,000	3,522,887
Sands China Ltd.	4,439,200	16,407,187
Yum! Brands, Inc.	116,010	7,696,103

		35,525,121

Household Durables–1.0%
Brookfield Incorporacoes SA	2,431,600	4,737,857
MRV Engenharia e Participacoes SA	591,100	3,536,832
Rossi Residencial SA	1,552,700	3,852,549

		12,127,238

Media–1.5%
Focus Media Holding Ltd. (ADR)	478,385	11,194,209
Naspers Ltd.	130,915	8,119,601

		19,313,810

Multiline Retail–1.1%
El Puerto de Liverpool SAB de CV	509,680	4,502,155
Golden Eagle Retail Group Ltd.	1,549,000	3,023,077
SACI Falabella	662,650	6,677,489

		14,202,721

Specialty Retail–2.6%
Belle International Holdings Ltd.	6,901,000	$12,435,577
Indomobil Sukses Internasional TBK PT	9,260,500	5,493,143
Lewis Group Ltd.	69,609	597,788
Mr. Price Group Ltd.	685,910	10,383,011
Zhongsheng Group Holdings Ltd.	3,042,500	3,782,744

		32,692,263

Textiles, Apparel & Luxury Goods–2.7%
Alpargatas SA (Preference Shares)	323,500	2,273,955
Cie Financiere Richemont SA	1,979,800	11,925,884
Daphne International Holdings Ltd.	3,000,000	2,986,499
Pacific Textile Holdings Ltd.	3,118,000	2,005,831
Shenzhou International Group Holdings Ltd.	1,704,000	2,901,745
Trinity Ltd.	7,326,000	4,879,898
Yue Yuen Industrial Holdings Ltd.	2,045,000	6,858,097

		33,831,909

		199,514,101

Energy–14.8%
Oil, Gas & Consumable Fuels–14.8%
Afren PLC(a)	2,119,612	4,816,108
Banpu PCL	356,250	4,537,037
China Petroleum & Chemical Corp.–Class H	23,433,000	21,736,125
CNOOC Ltd.	3,886,000	7,879,974
Ecopetrol SA (Sponsored ADR)	155,080	9,138,864
Exxaro Resources Ltd.	286,827	5,549,089
Gazprom OAO (Sponsored ADR)	3,161,582	31,900,362
KazMunaiGas Exploration Production JSC (GDR)(b)	257,544	4,751,687
LUKOIL OAO (London) (Sponsored ADR)	353,530	21,756,236
NovaTek OAO (Sponsored GDR)(b)	121,820	14,453,107
Petroleo Brasileiro SA (Sponsored ADR)	1,797,550	39,671,929
PTT PCL	963,400	10,297,550
Thai Oil PCL	1,147,100	2,431,718
Ultrapar Participacoes SA	197,200	4,436,696

		183,356,482

Consumer Staples–8.5%
Beverages–0.6%
Cia Cervecerias Unidas SA	419,598	5,973,533
Cia de Bebidas das Americas (Preference Shares)	47,200	1,808,838

		7,782,371

Food & Staples Retailing–3.2%
Brazil Pharma SA	479,700	2,875,006
Jeronimo Martins SGPS SA	553,293	9,236,966
Magnit OJSC (Sponsored GDR)(b)	108,600	3,691,314

12	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Company	Shares	U.S. $ Value

Magnit OJSC (Sponsored GDR)(b)	331,780	$11,299,238
Olam International Ltd.	5,905,181	9,795,825
Shoprite Holdings Ltd.	159,180	3,216,210

		40,114,559

Food Products–1.5%
AVI Ltd.	1,033,040	7,417,334
MHP SA (GDR)(a)(b)	407,260	5,928,175
NongShim Co., Ltd.	2,210	527,090
Unilever PLC	126,550	4,620,581

		18,493,180

Household Products–0.5%
Kimberly-Clark de Mexico SAB de CV	2,303,300	5,500,685

Tobacco–2.7%
British American Tobacco PLC	299,800	15,404,732
Gudang Garam TBK PT	568,500	2,747,240
KT&G Corp.	204,850	15,611,305

		33,763,277

		105,654,072

Materials–7.0%
Chemicals–1.7%
Hyosung Corp.	90,740	5,054,896
OCI Co., Ltd.	28,840	4,628,074
SKC Co., Ltd.	208,680	8,181,079

United Phosphorus Ltd.	1,103,360	2,736,329

		20,600,378

Construction Materials–0.5%
China Shanshui Cement Group Ltd.	5,109,000	3,305,055
West China Cement Ltd.	13,990,400	2,457,885

		5,762,940

Metals & Mining–4.8%
Antofagasta PLC	334,920	6,849,780
KGHM Polska Miedz SA	234,130	11,169,854
Koza Altin Isletmeleri AS	463,150	9,932,231
Real Gold Mining Ltd.(c)(d)	1,788,000	322,825
Sberbank of Russia (GDR)(b)	170,202	1,991,363
Vale SA (Sponsored ADR) (Local Preference Shares)	1,472,550	25,563,468
Vale SA (Sponsored ADR)–Class B	192,530	3,446,287
Xingda International Holdings Ltd.	3,011,000	942,998

		60,218,806

Paper & Forest Products–0.0%
China Forestry Holdings Co., Ltd.(c)(d)	6,430,000	1

		86,582,125

Industrials–3.7%
Construction & Engineering–1.2%
Larsen & Toubro Ltd.	292,610	$8,826,907
Samsung Engineering Co., Ltd.	36,303	6,229,048

		15,055,955

Industrial Conglomerates–1.1%
Bidvest Group Ltd.	317,528	7,855,147
Turkiye Sise ve Cam Fabrikalari AS	4,013,730	5,569,141

		13,424,288

Road & Rail–1.0%
Globaltrans Investment PLC (Sponsored GDR)(b)	204,540	4,250,341
Localiza Rent a Car SA	450,469	7,910,567

		12,160,908

Transportation Infrastructure–0.4%
Jiangsu Expressway Co., Ltd.	6,136,000	5,120,257

		45,761,408

Telecommunication Services–3.5%
Diversified Telecommunication Services–1.1%
Telefonica Brasil SA (ADR)	407,121	8,850,811
Telefonica Brasil SA (Preference Shares)	27,600	602,986
XL Axiata Tbk PT	6,467,000	4,477,026

		13,930,823

Wireless Telecommunication Services–2.4%
America Movil SAB de CV Series L (ADR)	828,814	21,085,028
China Mobile Ltd.	721,000	8,016,186

		29,101,214

		43,032,037

Utilities–2.4%
Electric Utilities–1.4%
Enersis SA (Sponsored ADR)	290,792	4,766,081
Light SA	913,000	10,588,053
Transmissora Alianca de Energia Eletrica SA	54,600	1,979,578

		17,333,712

Independent Power Producers & Energy Traders–0.4%
APR Energy PLC	336,367	4,538,145

Schedule of Investments—Emerging Markets Portfolio	13

Company	Shares	U.S. $ Value

Water Utilities–0.6%
Cia de Saneamento Basico do Estado de Sao Paulo	140,100	$5,735,306
Cia de Saneamento de Minas Gerais-COPASA	70,400	1,600,908

		7,336,214

		29,208,071

Health Care–1.3%
Health Care Providers & Services–0.2%
Odontoprev SA	382,000	2,138,710

Pharmaceuticals–1.1%
Aspen Pharmacare Holdings Ltd.(a)	467,855	8,050,867
Lupin Ltd.	225,499	2,556,620
Pharmstandard OJSC (GDR)(a) (b)	255,689	3,630,784

		14,238,271

		16,376,981

Total Common Stocks (cost $1,168,606,921)		1,212,343,886

WARRANTS–1.2%

Financials–0.6%

Commercial Banks–0.6%
Bank Muscat SAOG, Citigroup Global Markets Holdings, Inc., expiring 10/28/13(a)	621,700	878,462
Commercial Bank of Qatar, Deutsche Bank AG London, expiring 5/26/17(a)	328,500	6,694,830

		7,573,292

Industrials–0.6%
Industrial Conglomerates–0.2%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(a)	1,172,410	2,075,283

Air Freight & Logistics–0.4%
Agility, Inc., Credit Suisse International, expiring 3/27/13(a)	2,655,500	4,922,235

		6,997,518

Total Warrants (cost $13,868,639)		14,570,810

RIGHTS–0.0%
Consumer Discretionary–0.0%
Household Durables–0.0%
Brookfield Incorporacoes SA(a) (cost $0)	723,652	$306,987

	Contracts
OPTIONS PURCHASED–PUTS–0.1%
Options on Funds and Investment Trusts–0.1%
iShares MSCI Emerging Markets	15,000	885,000

Expiration: Dec 2012, Exercise Price: $37.00(e) (cost $4,695,386)

Principal Amount (000)
SHORT-TERM INVESTMENTS–0.8%
Repurchase Agreements–0.8%
State Street Bank & Trust	$10,062	10,062,344
Co. 0.01%, dated 9/28/12 due 10/01/12 in the amount of $10,062,352 (collateralized by $10,280,000 Federal National Mortgage Association, 3.4%, due 9/27/32, value $10,267,150) (cost $10,062,344)
Total Investments—99.9% (cost $1,197,233,290)		1,238,169,027

Other assets less liabilities—0.1%		1,310,904

Net Assets—100.0%		$1,239,479,931

14	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

PUT OPTIONS WRITTEN ( see Note 3)

Description	Contracts	Exercise Price	Expiration Month	U.S. $ Value
iShares MSCI Emerging Markets(e) (premium received $1,979,570)	15,000	$31.00	December 2012	$(142,500)

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the aggregate market value of these securities amounted to $53,080,048 or 4.3% of net assets.
(c)	Illiquid security.
(d)	Fair valued by the Adviser.
(e)	One contract relates to 100 shares.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

See notes to financial statements.

Schedule of Investments—Emerging Markets Portfolio	15

SCB–ST–1946–0912

Sanford C. Bernstein Fund, Inc.

September 30, 2012

Schedule of Investments To the Annual Report For the Taxable Bond Portfolios

Intermediate Duration

Short Duration Plus

U.S. Government Short Duration

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities included in the accompanying Annual Report, including the schedules of investments contained herein, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Intermediate Duration Portfolio, Short Duration Plus Portfolio, and U.S. Government Short Duration Portfolio (three of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 28, 2012

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

September 30, 2012

Principal Amount (000)			U.S. $ Value

CORPORATES-INVESTMENT GRADES–28.0%
Industrial–13.3%
Basic–1.8%
Alcoa, Inc. 5.40%, 4/15/21	U.S.$	7,160	$7,515,537
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		8,125	8,531,250
ArcelorMittal 6.125%, 6/01/18		6,526	6,483,255
ArcelorMittal USA LLC 6.50%, 4/15/14		5,578	5,806,949
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16		3	3,605
Dow Chemical Co. (The) 4.125%, 11/15/21		2,385	2,595,059
5.25%, 11/15/41		2,320	2,632,495
7.375%, 11/01/29		700	927,427
7.60%, 5/15/14		6,437	7,112,106
8.55%, 5/15/19		3,226	4,325,943
Eastman Chemical Co. 2.40%, 6/01/17		1,661	1,734,763
3.60%, 8/15/22		3,398	3,579,467
International Paper Co. 4.75%, 2/15/22		970	1,101,456
7.95%, 6/15/18		7,555	9,723,769
PPG Industries, Inc. 5.75%, 3/15/13		5,115	5,233,745
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18		5	6,228
Teck Resources Ltd. 2.50%, 2/01/18		1,924	1,932,392
4.75%, 1/15/22		5,169	5,534,376
Vale SA 5.625%, 9/11/42		12,135	12,345,190

			87,125,012

Capital Goods–0.6%
ADT Corp. (The) 3.50%, 7/15/22(a)		2,786	2,894,356
Embraer SA 5.15%, 6/15/22		3,276	3,516,131
General Electric Co. 5.25%, 12/06/17		150	177,477
John Deere Capital Corp. 5.25%, 10/01/12		5	5,000
Owens Corning 6.50%, 12/01/16		8,371	9,399,930
Republic Services, Inc. 5.25%, 11/15/21		4,903	5,804,117
5.50%, 9/15/19		6,718	7,955,429
Principal Amount (000)			U.S. $ Value

United Technologies Corp. 4.875%, 5/01/15	U.S.$	5	$5,552

			29,757,992

Communications-Media–2.7%
CBS Corp. 3.375%, 3/01/22		1,396	1,458,520
5.75%, 4/15/20		10,572	12,769,776
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		5,580	8,331,141
Comcast Corp. 5.15%, 3/01/20		11,000	13,085,952
5.30%, 1/15/14		15	15,886
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22		8,490	8,736,753
4.60%, 2/15/21		3,225	3,529,962
4.75%, 10/01/14		4,555	4,884,900
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(b)		3,075	3,344,063
News America, Inc. 6.15%, 2/15/41		5,925	7,375,926
6.55%, 3/15/33		3,525	4,136,454
9.25%, 2/01/13		6,725	6,900,186
Omnicom Group, Inc. 3.625%, 5/01/22		4,144	4,376,897
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		10,897	13,995,355
Time Warner Cable, Inc. 7.50%, 4/01/14		5,275	5,791,486
8.75%, 2/14/19		10	13,615
Time Warner Entertainment Co. LP 8.375%, 3/15/23		10,470	14,750,335
Virgin Media Secured Finance PLC 5.25%, 1/15/21		4,519	5,242,740
WPP Finance 2010 4.75%, 11/21/21		1,637	1,793,442
WPP Finance UK 8.00%, 9/15/14		9,922	11,138,278

			131,671,667

Communications-Telecommunications–1.3%
American Tower Corp. 5.05%, 9/01/20		10,745	11,991,484
AT&T Corp. 8.00%, 11/15/31		1,800	2,766,544
AT&T, Inc. 4.45%, 5/15/21		6,258	7,364,571
5.35%, 9/01/40		2,103	2,531,192
5.80%, 2/15/19		50	62,193
BellSouth Corp. 5.20%, 9/15/14		50	54,309

Schedule of Investments—Intermediate Duration Portfolio	1

Principal Amount (000)			U.S. $ Value

British Telecommunications PLC 2.00%, 6/22/15	U.S.$	5,249	$5,396,869
5.95%, 1/15/18		1,089	1,304,098
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		10,746	11,553,659
Telecom Italia Capital SA 6.375%, 11/15/33		1,380	1,259,250
7.175%, 6/18/19		5,770	6,361,425
Telefonica Emisiones SAU 5.462%, 2/16/21		4,705	4,610,900
United States Cellular Corp. 6.70%, 12/15/33		7,535	7,727,173
Verizon Communications, Inc.
4.35%, 2/15/13		16	16,233
5.25%, 4/15/13		5	5,130
5.55%, 2/15/16		50	57,851
Vodafone Group PLC 5.75%, 3/15/16		20	23,168

			63,086,049

Consumer Cyclical-Automotive–0.5%
Ford Motor Credit Co. LLC
3.00%, 6/12/17		5,719	5,821,324
5.00%, 5/15/18		7,117	7,769,793
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		9,394	10,239,610

			23,830,727

Consumer Cyclical-Entertainment–0.4%
Time Warner, Inc.
4.70%, 1/15/21		5,650	6,489,381
7.625%, 4/15/31		5	6,984
Turner Broadcasting System, Inc. 8.375%, 7/01/13		11,372	12,021,387
Viacom, Inc. 5.625%, 9/15/19		2,220	2,669,932

			21,187,684

Consumer Cyclical-Other–0.3%
Marriott International, Inc./DE Series J 5.625%, 2/15/13		12,589	12,801,830

Consumer Cyclical-Restaurants–0.0%
McDonald’s Corp.
5.00%, 2/01/19		25	29,539
5.80%, 10/15/17		50	61,581

			91,120

Consumer Cyclical-Retailers–0.2%
CVS Caremark Corp. 6.60%, 3/15/19		5,720	7,309,897
Wal-Mart Stores, Inc. 5.80%, 2/15/18		100	124,297

			7,434,194

Principal Amount (000)			U.S. $ Value

Consumer Non-Cyclical–1.4%
Abbott Laboratories 5.875%, 5/15/16	U.S.$	90	$106,031
Ahold Finance USA LLC 6.875%, 5/01/29		12,145	15,169,190
Bunge Ltd. Finance Corp.
5.10%, 7/15/15		5,363	5,761,224
5.875%, 5/15/13		8,910	9,191,449
8.50%, 6/15/19		5	6,335
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		11,945	12,424,054
Delhaize Group SA 5.875%, 2/01/14		2,960	3,109,859
Kroger Co. (The) 3.40%, 4/15/22		8,522	8,875,927
Laboratory Corp. of America Holdings
2.20%, 8/23/17		2,930	2,992,605
3.75%, 8/23/22		1,464	1,531,944
Thermo Fisher Scientific, Inc. 4.70%, 5/01/20		5	5,723
Tyson Foods, Inc. 4.50%, 6/15/22		5,271	5,521,373
Watson Pharmaceuticals, Inc. 3.25%, 10/01/22		4,292	4,256,162

			68,951,876

Energy–2.3%
Anadarko Petroleum Corp. 6.45%, 9/15/36		3,420	4,237,182
Apache Corp. 5.25%, 4/15/13		5	5,128
Encana Corp. 3.90%, 11/15/21		14,770	15,609,098
Marathon Petroleum Corp.
3.50%, 3/01/16		1,677	1,778,215
5.125%, 3/01/21		8,069	9,311,101
Nabors Industries, Inc. 9.25%, 1/15/19		8,921	11,675,091
Noble Energy, Inc. 8.25%, 3/01/19		10,594	13,717,228
Noble Holding International Ltd. 4.90%, 8/01/20		975	1,089,143
Phillips 66 4.30%, 4/01/22(a)		12,490	13,678,473
Reliance Holdings USA, Inc. 5.40%, 2/14/22(a)		6,968	7,508,689
Southwestern Energy Co. 4.10%, 3/15/22(a)		3,627	3,849,665
Transocean, Inc. 2.50%, 10/15/17		5,359	5,387,795
Valero Energy Corp. 6.125%, 2/01/20		6,972	8,468,484
Weatherford International Ltd./Bermuda
5.125%, 9/15/20		4,905	5,362,377

2	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)				U.S. $ Value

9.625%, 3/01/19	U.S.$		6,870	$8,942,164

				110,619,833

Technology–0.8%
Agilent Technologies, Inc. 5.00%, 7/15/20			1,962	2,249,060
Hewlett-Packard Co.
4.50%, 3/01/13			17	17,255
4.65%, 12/09/21			5,664	5,905,819
Intel Corp. 4.80%, 10/01/41			4,435	5,187,770
Motorola Solutions, Inc. 7.50%, 5/15/25			985	1,227,301
Oracle Corp. 4.95%, 4/15/13			3	3,074
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22			12,280	12,661,491
Xerox Corp. 8.25%, 5/15/14			11,120	12,335,038

				39,586,808

Transportation-Airlines–0.3%
Southwest Airlines Co.
5.25%, 10/01/14			6,475	6,951,670
5.75%, 12/15/16			4,230	4,836,079

				11,787,749

Transportation-Railroads–0.1%
Canadian Pacific Railway Co. 6.50%, 5/15/18			2,182	2,663,247

Transportation-Services–0.6%
Asciano Finance Ltd. 3.125%, 9/23/15(a)			13,450	13,647,567
Con-way, Inc. 6.70%, 5/01/34			8,260	8,916,274
Ryder System, Inc.
2.50%, 3/01/18			6	6,071
5.85%, 11/01/16			3,664	4,196,357
7.20%, 9/01/15			3,534	4,099,253

				30,865,522

				641,461,310

Financial Institutions–10.6%
Banking–6.7%
American Express Co. 8.125%, 5/20/19			15	20,293
Bank of America Corp.
5.625%, 7/01/20			2,100	2,394,651
5.70%, 1/24/22			2,395	2,813,074
5.875%, 2/07/42			8,228	9,617,791
7.375%, 5/15/14			6,790	7,432,680
Series L
5.65%, 5/01/18			5,690	6,487,601
Barclays Bank PLC 6.625%, 3/30/22(a)		EUR	7,620	10,271,871
Principal Amount (000)				U.S. $ Value

Bear Stearns Cos. LLC (The)
5.30%, 10/30/15		U.S.$	5	$5,577
5.55%, 1/22/17			12,930	14,703,104
5.70%, 11/15/14			13,830	15,144,998
Capital One Financial Corp.
4.75%, 7/15/21			5	5,676
6.25%, 11/15/13			8	8,467
Citigroup, Inc.
4.50%, 1/14/22			15,670	17,205,378
5.30%, 1/07/16			50	54,963
5.375%, 8/09/20			7,342	8,488,218
8.50%, 5/22/19			7,395	9,779,932
Compass Bank 5.50%, 4/01/20			14,784	14,484,964
Countrywide Financial Corp. 6.25%, 5/15/16			5,826	6,352,746
DNB Bank ASA 3.20%, 4/03/17(a)			12,300	12,846,120
Fifth Third Bancorp
3.50%, 3/15/22			4,799	5,116,104
6.25%, 5/01/13			10	10,324
Goldman Sachs Group, Inc. (The)
5.00%, 10/01/14			16	17,132
5.625%, 1/15/17			10	11,021
5.75%, 1/24/22			5,100	5,874,568
6.00%, 6/15/20			12,435	14,338,040
7.50%, 2/15/19			9,490	11,769,413
HSBC Holdings PLC
4.00%, 3/30/22			12,850	13,786,983
5.10%, 4/05/21			7,522	8,689,700
ING Bank NV 2.00%, 9/25/15(a)			12,050	12,029,729
JPMorgan Chase & Co.
4.40%, 7/22/20			3,480	3,830,043
4.50%, 1/24/22			2,100	2,329,425
4.75%, 5/01/13			5	5,127
5.375%, 1/15/14			50	52,874
6.125%, 6/27/17			50	58,868
Macquarie Bank Ltd. 5.00%, 2/22/17(a)			2,532	2,704,429
Macquarie Group Ltd. 4.875%, 8/10/17(a)			6,132	6,450,251
Merrill Lynch & Co., Inc. Series B 5.30%, 9/30/15			30	32,826
Morgan Stanley
4.75%, 4/01/14			65	67,287
5.50%, 7/24/20			6,730	7,266,421
6.625%, 4/01/18			11,725	13,471,321
7.25%, 4/01/32			15	18,083
Series G
5.50%, 7/28/21			7,459	8,163,033
National Capital Trust II 5.486%, 3/23/15(a)			3,116	3,151,298
Nationwide Building Society 6.25%, 2/25/20(a)			13,470	15,451,343

Schedule of Investments—Intermediate Duration Portfolio	3

Principal Amount (000)			U.S. $ Value

PNC Funding Corp. 5.125%, 2/08/20	U.S.$	5	$5,925
Santander US Debt SAU 2.991%, 10/07/13(a)		13,400	13,378,694
Societe Generale SA 2.50%, 1/15/14(a)		6,205	6,218,651
UBS AG/Stamford CT 7.625%, 8/17/22		5,982	6,174,240
UFJ Finance Aruba AEC 6.75%, 7/15/13		2,366	2,475,640
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		5,567	5,290,849
Vesey Street Investment Trust I 4.404%, 9/01/16		4,045	4,313,755
Wachovia Corp. 5.50%, 5/01/13		12,875	13,255,109
Wells Fargo Bank NA 5.75%, 5/16/16		50	57,226

			323,983,836

Finance–0.5%
General Electric Capital Corp.
4.65%, 10/17/21		4,942	5,538,865
5.625%, 5/01/18		20	23,586
HSBC Finance Corp. 6.676%, 1/15/21		110	127,569
SLM Corp. 7.25%, 1/25/22		6,825	7,644,000
Series A
5.375%, 1/15/13–5/15/14		8,690	9,071,734

			22,405,754

Insurance–2.5%
Allied World Assurance Co., Ltd. 7.50%, 8/01/16		3,185	3,704,215
Allstate Corp. (The) 6.125%, 5/15/37		10,496	10,810,880
American International Group, Inc.
4.875%, 6/01/22		6,690	7,539,342
6.40%, 12/15/20		5,975	7,278,100
Coventry Health Care, Inc.
5.95%, 3/15/17		2,515	2,936,864
6.125%, 1/15/15		965	1,061,623
6.30%, 8/15/14		7,810	8,532,269
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		4,804	6,339,661
Hartford Financial Services Group, Inc.
4.00%, 3/30/15		2,690	2,836,395
5.125%, 4/15/22		3,400	3,819,023
5.50%, 3/30/20		6,904	7,813,340
6.10%, 10/01/41		5	5,624
Humana, Inc.
6.30%, 8/01/18		1,210	1,414,087
6.45%, 6/01/16		1,105	1,266,681
7.20%, 6/15/18		2,380	2,884,439
Principal Amount (000)			U.S. $ Value

Lincoln National Corp. 8.75%, 7/01/19	U.S.$	3,071	$4,023,864
Markel Corp. 7.125%, 9/30/19		4,250	5,114,276
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		2,725	4,020,582
Metlife Capital Trust IV 7.875%, 12/15/37(a)		5,200	6,136,000
MetLife, Inc.
4.75%, 2/08/21		1,570	1,819,599
5.00%, 6/15/15		100	111,030
7.717%, 2/15/19		2,159	2,812,581
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		10,150	13,888,773
WellPoint, Inc. 3.30%, 1/15/23		4,312	4,361,290
XL Group PLC
5.25%, 9/15/14		7,525	8,036,670
6.25%, 5/15/27		5	5,678

			118,572,886

Other Finance–0.2%
ORIX Corp. 4.71%, 4/27/15		9,573	10,179,651

REITS–0.7%
ERP Operating LP
5.20%, 4/01/13		20	20,430
5.25%, 9/15/14		5	5,395
HCP, Inc. 5.375%, 2/01/21		12,821	14,626,479
Health Care REIT, Inc. 5.25%, 1/15/22		12,820	14,436,115
Healthcare Realty Trust, Inc. 5.125%, 4/01/14		7,078	7,446,063

			36,534,482

			511,676,609

Utility–3.5%
Electric–1.5%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(a)		5,615	6,180,717
Constellation Energy Group, Inc. 5.15%, 12/01/20		2,359	2,772,714
Duke Energy Carolinas LLC 3.90%, 6/15/21		4	4,506
FirstEnergy Corp. Series C 7.375%, 11/15/31		5,275	6,909,543
MidAmerican Energy Holdings Co. 6.125%, 4/01/36		10,120	12,947,295
Nisource Finance Corp. 6.80%, 1/15/19		13,300	16,057,915
Pacific Gas & Electric Co. 4.50%, 12/15/41		4,825	5,330,337

4	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)			U.S. $ Value

SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)	U.S.$	5,805	$6,011,252
TECO Finance, Inc.
4.00%, 3/15/16		2,925	3,163,586
5.15%, 3/15/20		3,625	4,224,133
Union Electric Co. 6.70%, 2/01/19		1,205	1,541,082
Wisconsin Energy Corp. 6.25%, 5/15/67		5,810	6,187,650

			71,330,730

Natural Gas–2.0%
DCP Midstream LLC 5.35%, 3/15/20(a)		3,019	3,312,486
Energy Transfer Partners LP 6.70%, 7/01/18		3,915	4,648,456
7.50%, 7/01/38		8,376	9,929,756
Enterprise Products Operating LLC 5.20%, 9/01/20		2,133	2,512,676
EQT Corp. 8.125%, 6/01/19		6,556	7,936,608
Kinder Morgan Energy Partners LP 3.45%, 2/15/23		7	7,207
3.95%, 9/01/22		12,863	13,817,692
4.15%, 3/01/22		3,287	3,550,887
ONEOK, Inc. 4.25%, 2/01/22		12,180	13,217,188
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		12,130	13,121,542
TransCanada PipeLines Ltd. 6.35%, 5/15/67		12,800	13,687,373
Williams Partners LP 3.35%, 8/15/22		6	6,133
5.25%, 3/15/20		10,223	11,846,607

			97,594,611

			168,925,341

Non Corporate Sectors–0.6%
Agencies-Not Government Guaranteed–0.6%
Abu Dhabi National Energy Co. 4.125%, 3/13/17(a)		3,719	3,960,495
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(a)		10,017	11,131,892
Petrobras International Finance Co.–Pifco 5.375%, 1/27/21		9,495	10,698,691

			25,791,078

Total Corporates–Investment Grades (cost $1,224,184,512)			1,347,854,338

Principal Amount (000)			U.S. $ Value

MORTGAGE PASS-THROUGHS–23.0%
Agency Fixed Rate 30-Year–18.1%
Federal Home Loan Mortgage Corp. Gold 4.50%, 5/01/39–4/01/41	U.S.$	77,584	$83,597,445
5.00%, 8/01/33		10	11,293
5.50%, 4/01/38		30,182	32,920,095
Series 2007 4.50%, 1/01/37–3/01/37		4,918	5,293,741
5.50%, 7/01/35		6,222	6,843,262
Federal National Mortgage Association 3.50%, TBA		61,099	65,366,384
4.00%, 1/01/41–12/01/41		174,893	188,719,109
4.50%, TBA		70,465	76,267,356
5.50%, 11/01/33–6/01/38		52,108	57,253,568
6.00%, 3/01/31–4/01/40		62,381	69,037,259
6.50%, 8/01/31–8/01/34		31	35,453
Series 2003
5.00%, 11/01/33		11,386	12,512,802
5.50%, 4/01/33–7/01/33		21,221	23,550,373
Series 2004
5.00%, 4/01/34		5	5,397
5.50%, 4/01/34–11/01/34		18,352	20,296,883
6.00%, 9/01/34–10/01/34		9,963	11,197,911
Series 2005
4.50%, 8/01/35–9/01/35		20,901	22,655,377
5.50%, 2/01/35		16,865	18,715,844
6.00%, 4/01/35		3,639	4,098,938
Series 2006
5.00%, 2/01/36		26,542	29,064,047
5.50%, 4/01/36		3,984	4,393,759
6.00%, 10/01/31		11	12,300
Series 2007
4.50%, 9/01/35		16,513	17,958,357
5.00%, 7/01/36		7,689	8,402,859
6.00%, 3/01/37		59	65,552
Series 2008
5.50%, 12/01/35–3/01/37		32,652	36,010,749
6.00%, 3/01/37–5/01/38		57,033	63,390,401
Series 2010
6.00%, 2/01/40–4/01/40		15,977	17,667,562
Government National Mortgage Association Series 1996 8.50%, 11/15/26		1	681

			875,344,757

Agency Fixed Rate 15-Year–3.8%
Federal Home Loan Mortgage Corp. Gold 6.00%, 7/01/17		6	6,868
Federal National Mortgage Association 3.00%, TBA		48,330	51,229,800
4.50%, TBA		96,800	104,438,120

Schedule of Investments—Intermediate Duration Portfolio	5

Principal Amount (000)				U.S. $ Value

4.50%, 6/01/19–7/01/26	U.S.$		23,676	$25,629,917

				181,304,705

Agency ARMs–1.1%
Federal Home Loan Mortgage Corp.
2.834%, 5/01/38(c)			18,279	19,755,860
2.936%, 5/01/35(d)			4,923	5,294,712
3.276%, 9/01/37(c)			10,646	11,440,489
Series 2006
2.34%, 3/01/34(c)			3,416	3,608,113
2.942%, 12/01/36(d)			3	2,987
Series 2007
3.271%, 3/01/37(d)			3	3,370
Federal National Mortgage Association
Series 2007
2.336%, 3/01/34(c)			4,935	5,216,220
2.982%, 8/01/37(c)			4,389	4,734,060
5.817%, 10/01/37(d)			3,157	3,418,067

				53,473,878

Total Mortgage Pass-Throughs (cost $1,067,155,720)				1,110,123,340

GOVERNMENTS-TREASURIES–20.5%
United States–20.5%
U.S. Treasury Bonds 2.75%, 8/15/42			4,740	4,661,496
3.00%, 5/15/42			26,970	27,964,519
4.50%, 2/15/36			52,080	69,477,949
4.625%, 2/15/40(e)			98,313	134,935,004
4.75%, 2/15/37			5	6,921
8.125%, 8/15/21			225	352,582
U.S. Treasury Notes 0.50%, 7/31/17			19,735	19,637,864
0.625%, 8/31/17			19,650	19,662,281
0.875%, 11/30/16–1/31/17			90,685	92,124,855
1.00%, 8/31/16(e)			298,300	304,638,875
1.00%, 3/31/17			40,170	40,973,400
1.50%, 6/30/16(e)			41,295	42,940,358
1.625%, 8/15/22			35,615	35,576,037
1.75%, 1/31/14–5/15/22			19,740	20,017,678
2.00%, 11/15/21			92,878	96,963,146
2.125%, 8/15/21			290	306,766
2.625%, 7/31/14–4/30/16			72,255	77,984,068

Total Governments–Treasuries (cost $936,698,342)				988,223,799

ASSET-BACKED SECURITIES–10.4%
Autos-Fixed Rate–5.4%
Ally Auto Receivables Trust Series 2012-1, Class A2 0.71%, 9/15/14			11,333	11,354,643
Principal Amount (000)				U.S. $ Value

Ally Master Owner Trust Series 2010-3, Class A 2.88%, 4/15/15(a)		U.S.$	4,734	$4,774,897
AmeriCredit Automobile Receivables Trust Series 2011-4, Class A2 0.92%, 3/09/15			5,489	5,499,949
Series 2011-5, Class A2 1.19%, 8/08/15			4,342	4,360,832
Series 2012-4, Class A2 0.49%, 4/08/16			17,690	17,690,557
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)			8,975	9,154,850
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16			7,960	8,069,705
CarMax Auto Owner Trust Series 2011-3, Class A3 1.07%, 6/15/16			6,305	6,356,325
Series 2012-1, Class A3 0.89%, 9/15/16			6,060	6,104,923
Exeter Automobile Receivables Trust Series 2012-1A, Class A 2.02%, 8/15/16(a)			7,052	7,065,581
Series 2012-2A, Class A 1.30%, 6/15/17(a)			11,610	11,608,825
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(a)		CAD	18,428	18,805,707
Ford Credit Auto Lease Trust Series 2012-B, Class A2 0.79%, 11/15/14		U.S.$	13,704	13,705,115
Ford Credit Auto Owner Trust Series 2012-B, Class A4 1.00%, 9/15/17			8,095	8,210,904
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16			27,295	27,290,816
Harley-Davidson Motorcycle Trust Series 2012-1, Class A3 0.68%, 4/15/17			8,315	8,347,554
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18			3,525	3,544,169
Mercedes-Benz Auto Lease Trust Series 2011-B, Class A2 0.90%, 1/15/14(a)			11,884	11,900,899
Series 2012-A, Class A2 0.66%, 4/15/14			15,388	15,406,558
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(a)			14,671	14,689,515

6	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)			U.S. $ Value

Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14	U.S.$	11,175	$11,208,089
Porsche Innovative Lease Owner Trust Series 2011-1, Class A3 1.09%, 9/22/14(a)		15,980	16,024,648
Santander Drive Auto Receivables Trust Series 2012-4, Class A2 0.79%, 8/17/15		9,060	9,088,041
Volkswagen Auto Lease Trust Series 2011-A, Class A2 1.00%, 2/20/14		8,416	8,445,681

			258,708,783

Credit Cards-Fixed Rate–1.5%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18		25,775	25,862,290
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, 8/15/17		6,972	7,031,694
Series 2012-A3, Class A3 0.86%, 11/15/17		8,266	8,341,832
GE Capital Credit Card Master Note Trust Series 2012-6, Class A 1.36%, 8/17/20		23,540	23,749,772
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		7,890	7,938,776

			72,924,364

Credit Cards-Floating Rate–1.3%
American Express Credit Account Master Trust Series 2011-1, Class A 0.391%, 4/17/17(d)		14,195	14,226,186
Chase Issuance Trust Series 2012-A1, Class A1 0.321%, 5/16/16(d)		23,535	23,560,183
Gracechurch Card Funding PLC Series 2012-1A, Class A1 0.921%, 2/15/17(a)(d)		12,465	12,494,715
Penarth Master Issuer PLC Series 2012-1A, Class A1 0.79%, 3/18/14(a)(d)		14,404	14,418,789

			64,699,873

Other ABS-Fixed Rate–1.1%
CIT Canada Equipment Receivables Trust Series 2012-1A, Class A1 1.705%, 7/22/13(a)	CAD	4,747	4,829,864
Principal Amount (000)			U.S. $ Value

CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(a)	U.S.$	7,103	$7,124,920
Citibank Credit Card Issuance Trust Series 2012 A1 0.55%, 10/07/17		14,150	14,161,016
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		5,408	5,427,837
Series 2012-A, Class A3 0.94%, 5/15/17		9,614	9,698,622
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		5,442	5,459,491
GE Equipment Small Ticket LLC Series 2011-2A, Class A2 1.14%, 6/23/14(a)		8,033	8,050,331

			54,752,081

Autos-Floating Rate–0.5%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.619%, 9/15/17(a)(d)		19,281	19,281,405
Ford Credit Floorplan Master Owner Trust Series 2012-1, Class A 0.691%, 1/15/16(d)		4,707	4,726,783

			24,008,188

Other ABS-Floating Rate–0.4%
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.709%, 6/20/17(d)		19,000	19,094,012

Home Equity Loans-Fixed Rate–0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.342%, 12/25/32(d)		1,696	1,564,595
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.86%, 1/25/33		1,632	1,673,855

			3,238,450

Home Equity Loans-Floating Rate–0.1%
Bear Stearns Asset Backed Securities Trust Series 2007-HE3, Class M1 0.667%, 4/25/37(d)(f)		10,375	241,748
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.479%, 1/20/35(d)		2,504	2,416,466

Schedule of Investments—Intermediate Duration Portfolio	7

Principal Amount (000)			U.S. $ Value

Option One Mortgage Loan Trust Series 2006-3, Class M1 0.447%, 2/25/37(d)(f)	U.S.$	4,009	$11,547
RASC Trust Series 2003-KS3, Class A2 0.817%, 5/25/33(d)		205	169,564

			2,839,325

Total Asset-Backed Securities (cost $512,546,743)			500,265,076

AGENCIES–6.9%
Agency Debentures–5.7%
Federal Farm Credit Bank 0.267%, 4/26/13(d)		100	100,066
0.277%, 6/26/13(d)		40,000	40,032,080
Federal National Mortgage Association 6.25%, 5/15/29		9,730	14,258,177
6.625%, 11/15/30		74,395	114,159,872
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		119,840	105,855,990

			274,406,185

Agency Subordinated–1.2%
Federal Home Loan Mortgage Corp. 2.375%, 1/13/22		57,697	60,526,461

Total Agencies (cost $289,227,431)			334,932,646

COMMERCIAL MORTGAGE-BACKED SECURITIES–5.5%
Non-Agency Fixed Rate CMBS–5.4%
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2006-5, Class A4 5.414%, 9/10/47		75	85,177
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4 5.894%, 9/11/38		18,895	21,735,221
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		10	11,446
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C1, Class A4 4.75%, 1/15/37		4,306	4,480,497
Series 2005-C1, Class A4 5.014%, 2/15/38		13,795	15,000,890
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.00%, 6/15/38		26,360	30,372,704

CW Capital Cobalt Ltd. Series 2007-C3, Class A4 5.998%, 5/15/46	U.S.$	7,570	$8,826,393
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A4 4.799%, 8/10/42		5,840	6,288,068
Series 2007-GG9, Class A4 5.444%, 3/10/39		22,705	25,925,068
GS Mortgage Securities Corp. II Series 2012-GCJ7, Class A4 3.377%, 5/10/45		24,035	25,947,946
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C2, Class A2 5.261%, 5/15/41		6,535	6,762,049
Series 2006-CB14, Class A4
5.481%, 12/12/44		6,750	7,608,789
Series 2006-CB16, Class A4
5.552%, 5/12/45		21,000	24,156,888
Series 2007-LD11, Class A4
6.003%, 6/15/49		15,940	18,450,167
Series 2007-LD12, Class A4
5.882%, 2/15/51		13,115	15,430,180
Series 2010-C2, Class A1
2.749%, 11/15/43(a)		9,788	10,260,010
LB-UBS Commercial Mortgage Trust Series 2004-C2, Class A4 4.367%, 3/15/36		35	36,574
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		918	936,999
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4
6.091%, 6/12/46		11,735	13,588,649
Series 2007-9, Class A4 5.70%, 9/12/49		21,260	24,127,102

			260,030,817

Non-Agency Floating Rate CMBS–0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2. 476%, 3/06/20(a)(d)		5,835	5,834,726

Total Commercial Mortgage-Backed Securities (cost $244,843,763)			265,865,543

QUASI-SOVEREIGNS–1.3%
Quasi-Sovereign Bonds–1.3%
Indonesia–0.2%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(a)(g)		8,297	9,282,269

Kazakhstan–0.2%
KazMunayGas National Co. 7.00%, 5/05/20(a)		7,742	9,503,305

8	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)				U.S. $ Value

Malaysia–0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		U.S.$	12,990	$15,374,665

South Korea–0.3%
Korea National Oil Corp. 3.125%, 4/03/17(a)			12,315	12,939,863

United Arab Emirates–0.3%
IPIC GMTN Ltd. 3.75%, 3/01/17(a)			12,650	13,307,800

Total Quasi-Sovereigns (cost $53,827,471)				60,407,902

CORPORATES-NON-INVESTMENT GRADES–1.2%
Industrial–0.8%
Basic–0.1%
LyondellBasell Industries NV 5.75%, 4/15/24			6,074	6,909,175

Capital Goods–0.3%
B/E Aerospace, Inc. 5.25%, 4/01/22			7,875	8,190,000
Ball Corp. 5.00%, 3/15/22			7,485	7,840,537

				16,030,537

Consumer Cyclical-Other–0.3%
Host Hotels & Resorts LP 5.25%, 3/15/22(a)			4,960	5,356,800
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22(a)(g)			7,490	7,714,700

				13,071,500

Consumer Cyclical-Retailers–0.0%
Dollar General Corp. 4.125%, 7/15/17			2,031	2,122,395

Energy–0.1%
Cimarex Energy Co. 5.875%, 5/01/22			3,528	3,722,040

				41,855,647

Financial Institutions–0.3%
Banking–0.2%
ABN Amro Bank NV 4.31%, 3/10/16		EUR	2,695	2,580,091
LBG Capital No.1 PLC 8.00%, 6/15/20(a)		U.S.$	5,885	5,631,321
Royal Bank of Scotland Group PLC 5.00%, 10/01/14			5	5,149

				8,216,561

Other Finance–0.1%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)			4,965	5,225,237

				13,441,798

Principal Amount (000)				U.S. $ Value

Utility–0.1%
Electric–0.1%
CMS Energy Corp. 5.05%, 3/15/22	U.S.$		3,988	$4,392,575

Total Corporates–Non-Investment Grades (cost $51,938,292)				59,690,020

GOVERNMENTS-SOVEREIGN BONDS–0.7%
Indonesia–0.3%
Republic of Indonesia 5.25%, 1/17/42(a)			12,420	14,143,275

Poland–0.0%
Poland Government International Bond 3.875%, 7/16/15			3	3,202

Qatar–0.3%
Qatar Government International Bond 4.50%, 1/20/22(a)			11,649	13,163,370

Russia–0.1%
Russian Foreign Bond–Eurobond 7.50%, 3/31/30(a)			4,623	5,836,380

Total Governments–Sovereign Bonds (cost $28,343,533)				33,146,227

LOCAL GOVERNMENTS-MUNICIPAL BONDS–0.4%
United States–0.4%
California GO 5.75%, 3/01/17			10	11,575
7.625%, 3/01/40			12,895	17,544,421

Total Local Governments–Municipal Bonds (cost $13,170,873)				17,555,996

COLLATERALIZED MORTGAGE OBLIGATIONS–0.2%
Non-Agency Fixed Rate–0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.745%, 5/25/35			6,130	5,929,263

Non-Agency Floating Rate–0.1%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.148%, 12/25/35(d)			3,236	2,269,123

Agency Fixed Rate–0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.865%, 5/28/35			1,605	1,385,136

Total Collateralized Mortgage Obligations (cost $10,898,559)				9,583,522

Schedule of Investments—Intermediate Duration Portfolio	9

Principal Amount (000)			U.S. $ Value
BANK LOANS–0.0%
Industrial–0.0%
Consumer Cyclical-Other–0.0%
November 2005 Land Investors, LLC (North Las Vegas Consortium) 7.25%, 4/30/10(d)(f)(h)(i)	U.S.$	1,038	$0

Energy–0.0%
GBGH, LLC (US Energy) 6.00%, 6/09/13(d)(f)(i)		1,189	89,207
14.00%, 6/09/14(d)(f)(i)(j)		506	0

			89,207

Technology–0.0%
IPC Systems, Inc. 5.48%, 6/01/15(d)		2,000	1,700,000

Total Bank Loans (cost $3,254,573)			1,789,207

		Shares
WARRANTS–0.0%
GBGH, LLC, expiring 6/09/19(f)(i)(k) (cost $0)		2,384	0

Principal Amount (000)			U.S. $ Value
SHORT-TERM INVESTMENTS–7.3%
Repurchase Agreements–2.4%
HSBC Securities New York 0.20%, dated 9/25/12 due 10/02/12 in the amount of $115,003,833 (collateralized by $107,370,000 U.S. Treasury Note, 4.00% due 2/15/15, value $116,823,593) (cost $115,000,000)	U.S.$	115,000	$115,000,000
Time Deposit–1.9%
State Street Time Deposit 0.01%, 10/01/12 (cost $89,146,388)		89,146	89,146,388

Treasury Bill–3.0%
Japan Treasury Discount Bill Series 292 0.01%, 10/09/12 (cost $146,313,402)	JPY	11,450,000	146,716,471

Total Short-Term Investments (cost $350,459,790)			350,862,859

Total Investments—105.4% (cost $4,786,549,602)			5,080,300,475

Other assets less liabilities—(5.4)%			(258,374,590)

Net Assets—100.0%			$4,821,925,885

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2012	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 2 Yr Futures	171	December 2012	$37,689,132	$37,710,844	$(21,712)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank NA	CAD	23,684	USD 24,243	11/09/12	$172,514
Credit Suisse London Branch (GFX)	JPY	11,450,000	USD 146,257	10/09/12	(471,336)
Credit Suisse London Branch (GFX)	EUR	12,022	USD 15,699	10/24/12	247,508

					$(51,314)

10	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

INTEREST RATE SWAP CONTRACTS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$50,590	1/30/17	1.059%	3 Month LIBOR	$(965,133)
JPMorgan Chase Bank, NA	56,630	2/7/22	2.043%	3 Month LIBOR	(2,338,220)

					$(3,303,353)

CREDIT DEFAULT SWAP CONTRACTS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC.:
Bank of America Corp., 5.65% 5/01/18, 9/20/17*	1.00%	1.69%	$1,630	$(52,880)	$(112,440)	$59,560
Credit Suisse International:
Anadarko Petroleum Corp., 5.95% 9/15/16, 9/20/17*	1.00	1.78	12,540	(463,170)	(438,659)	(24,511)

				$(516,050)	$(551,099)	$35,049

* Termination date.

REVERSE REPURCHASE AGREEMENTS (see Note 3)

Broker	Interest Rate		Maturity	U.S. $ Value at September 30, 2012
Barclays Capital, Inc. †	(0.15	)%*	—	$8,960,000
Credit Suisse First Boston †	(1.38	)%*	—	621,608
Credit Suisse First Boston †	(0.75	)%*	—	2,091,367
Credit Suisse First Boston †	(0.25	)%*	—	3,282,094
ING Bank Amsterdam †	(0.25	)%*	—	1,733,157

				$16,688,226

†	The reverse repurchase agreement matures on demand. The interest rate shown is a variable rate and was in effect on September 30, 2012.
*	Interest payment due from counterparty.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the aggregate market value of these securities amounted to $534,835,438 or 11.1% of net assets.
(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2012.
(c)	Variable rate coupon, rate shown as of September 30, 2012.
(d)	Floating Rate Security. Stated interest rate was in effect at September 30, 2012.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $4,305,633.
(f)	Illiquid security.
(g)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $16,630,710.
(h)	Security is in default and is non-income producing.

Schedule of Investments—Intermediate Duration Portfolio	11

(i)	Fair valued by the Adviser.
(j)	Pay-In-Kind Payments (PIK).
(k)	Non-income producing security.

Currency Abbreviations:

CAD—Canadian Dollar

EUR—Euro

JPY—Japanese Yen

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

GO—General Obligation

LIBOR—London Interbank Offered Rates

NIBOR—Norwegian Interbank Offered Rate

REIT—Real Estate Investment Trust

TBA—To Be Announced

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

September 30, 2012

Principal Amount (000)			U.S. $ Value

MORTGAGE PASS-THROUGHS–35.2%
Agency ARMs–14.0%
Federal Home Loan Mortgage Corp.
2.024%, 8/01/42(a)	U.S.$	5,999	$6,228,848
2.488%, 7/01/42(a)		7,793	8,179,074
3.017%, 6/01/37(a)		7,296	7,865,525
Series 2005
2.895%, 5/01/35(a)		1,292	1,387,923
Federal National Mortgage Association
2.138%, 8/01/42(a)		5,092	5,299,038
2.26%, 8/01/42(a)		4,181	4,370,937
2.386%, 6/01/42(a)		3,585	3,749,842
2.397%, 1/01/36(a)		1,427	1,522,385
2.452%, 5/01/42(a)		6,256	6,546,824
2.497%, 6/01/42(b)		6,206	6,505,680
2.656%, 8/01/42(a)		7,827	8,227,476
2.666%, 8/01/42(a)		7,869	8,272,913
2.726%, 6/01/42(a)		9,250	9,743,475
Series 2003
2.78%, 12/01/33(a)		274	294,122
Series 2005
2.317%, 2/01/35(b)		1,739	1,857,020
3.056%, 10/01/35(a)		2,175	2,336,916
Series 2006
2.505%, 1/01/36(a)		3,181	3,403,273
3.087%, 7/01/36(a)		1,036	1,113,105
Series 2007
2.151%, 1/01/37(b)		10	10,251
Series 2009
2.742%, 7/01/38(a)		761	816,218

			87,730,845

Agency Fixed Rate 15-Year–13.9%
Federal Home Loan Mortgage Corp. Gold
3.50%, 7/01/27		5,511	5,899,325
4.50%, 6/01/25		5,093	5,465,752
5.00%, 7/01/25		2,260	2,441,600
6.50%, 3/01/26		9,783	10,184,631
Series 2011
3.50%, 6/01/26		4,429	4,690,128
Federal National Mortgage Association
3.00%, TBA		17,550	18,603,000
3.50%, 3/01/26-9/01/26		25,804	27,483,074
6.00%, 12/01/21		42	45,954
Series 2000
7.50%, 3/01/15		35	36,560
Series 2001
6.00%, 11/01/16–12/01/16		330	352,323
Series 2002
6.00%, 2/01/17		236	251,811
8.00%, 7/01/17		81	87,043

12	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)			U.S. $ Value

Series 2012
3.00%, 3/01/27-8/01/27	U.S.$	10,882	$11,607,887

			87,149,088

Agency Fixed Rate 30-Year–7.3%
Federal Home Loan Mortgage Corp. Gold
Series 2009
5.50%, 10/01/39		2,748	3,000,786
Federal National Mortgage Association
4.50%, 8/01/39–4/01/41		4,977	5,537,770
5.50%, 5/01/39		2,498	2,739,019
6.00%, 2/01/37–4/01/40		16,722	18,498,021
Series 2008
5.50%, 6/01/38		5,695	6,245,170
6.00%, 5/01/38		7,938	8,789,675
Series 2010
6.00%, 4/01/40		661	731,530
Government National Mortgage Association
Series 2002
7.50%, 3/15/32		210	257,363

			45,799,334

Total Mortgage Pass-Throughs (cost $218,562,316)			220,679,267

GOVERNMENTS-TREASURIES–32.5%
Canada–1.9%
Canadian Government Bond
0.75%, 5/01/14	CAD	11,615	11,754,295

United States–30.6%
U.S. Treasury Notes
0.125%, 7/31/14	U.S.$	29,100	29,039,763
0.375%, 7/31/13		31,215	31,266,224
0.625%, 4/30/13		38,400	38,503,488
0.875%, 4/30/17		16,375	16,606,559
1.375%, 1/15/13		45,108	45,270,218
3.375%, 7/31/13		30,160	30,958,757

			191,645,009

Total Governments–Treasuries (cost $203,004,056)			203,399,304

ASSET-BACKED SECURITIES–14.1%
Autos-Fixed Rate–6.6%
Ally Auto Receivables Trust
Series 2010-1, Class B
3.29%, 3/15/15(c)		3,595	3,718,215
Series 2012-1, Class A2
0.71%, 9/15/14		1,504	1,506,561
Series 2012-A, Class C
2.40%, 11/15/17(c)		1,455	1,495,602
AmeriCredit Automobile Receivables Trust

Principal Amount (000)			U.S. $ Value

Series 2012-2, Class A3
1.05%, 10/11/16	U.S.$	2,140	$2,159,391
Series 2012-4, Class A2
0.49%, 4/08/16		2,255	2,255,071
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(c)		1,095	1,116,943
Bank of America Auto Trust
Series 2009-2A, Class A4
3.03%, 10/15/16(c)		1,953	1,968,462
Series 2012-1, Class A4
1.03%, 12/15/16		990	1,003,644
Series 2012-1, Class C 2.09%, 7/17/17		1,825	1,853,820
BMW Vehicle Owner Trust Series 2010-A, Class A3 1.39%, 4/25/14		571	572,749
CarMax Auto Owner Trust Series 2010-1, Class A3 1.56%, 7/15/14		639	640,509
Ford Auto Securitization Trust Series 2011-R3A, Class A1 1.708%, 8/15/13(c)	CAD	266	273,752
Ford Credit Auto Lease Trust
Series 2011-A, Class A2
0.74%, 9/15/13	U.S.$	1,168	1,168,754
Series 2012-B, Class A2
0.79%, 11/15/14		1,750	1,750,142
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		3,430	3,429,474
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(c)		374	374,213
Mercedes-Benz Auto Lease Trust
Series 2011-B, Class A2
0.90%, 1/15/14(c)		1,610	1,612,248
Series 2012-A, Class A2
0.66%, 4/15/14		1,881	1,883,269
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A4 2.43%, 3/15/16		31	31,261
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(c)		1,739	1,741,195
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		1,375	1,379,071
Nissan Auto Receivables Owner Trust Series 2010-A, Class A3 0.87%, 7/15/14		1,060	1,062,055

Schedule of Investments—Short Duration Plus Portfolio	13

Principal Amount (000)				U.S. $ Value

Porsche Innovative Lease Owner Trust Series 2011-1, Class A2 0.92%, 2/20/14(c)	U.S.$		1,524	$1,524,993
Santander Drive Auto Receivables Trust Series 2012-3, Class A2 0.83%, 4/15/15			2,040	2,046,049
SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(c)			1,016	1,016,901
Toyota Auto Receivables Owner Trust Series 2010-A, Class A3 1.27%, 12/16/13			769	770,577
Volkswagen Auto Loan Enhanced Trust Series 2012-1, Class A2 0.61%, 10/20/14			1,527	1,528,232
World Omni Automobile Lease Securitization Trust Series 2012-A, Class A3 0.93%, 11/16/15			1,730	1,742,364

				41,625,517

Autos-Floating Rate–2.3%
Ally Master Owner Trust Series 2011-4, Class A1 1.021%, 9/15/16(b)			2,995	3,015,734
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.619%, 9/15/17(b)(c)			2,289	2,289,048
Ford Credit Floorplan Master Owner Trust
Series 2010-1, Class A
1.871%, 12/15/14(b)(c)			3,385	3,396,695
Series 2012-1, Class A
0.691%, 1/15/16(b)			606	608,547
GE Dealer Floorplan Master Note Trust Series 2009-2A, Class A 1.771%, 10/20/14(b)(c)			2,879	2,881,764
Hyundai Floorplan Master Owner Trust Series 2009-1A, Class A 1.471%, 11/17/14(b)(c)			1,985	1,987,805

				14,179,593

Credit Cards-Fixed Rate–1.9%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18			3,110	3,120,532
Discover Card Master Trust
Series 2012-A1, Class A1
0.81%, 8/15/17			927	934,937
Series 2012-A3, Class A3
0.86%, 11/15/17			951	959,725

GE Capital Credit Card Master Note Trust
Series 2012-1, Class A
1.03%, 1/15/18	U.S.$		3,585	$3,621,517
Series 2012-6, Class A
1.36%, 8/17/20			2,445	2,466,788
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21			965	970,966

				12,074,465

Credit Cards-Floating Rate–1.8%
Chase Issuance Trust Series 2011-A3, Class A3 0.341%, 12/15/15(b)			3,640	3,645,001
Discover Card Master Trust Series 2010-A1, Class A1 0.871%, 9/15/15(b)			3,271	3,279,083
Gracechurch Card Funding PLC Series 2012-1A, Class A1 0.921%, 2/15/17(b)(c)			1,520	1,523,624
Penarth Master Issuer PLC
Series 2010-2A, Class A2
0.97%, 12/18/14(b)(c)			1,230	1,230,968
Series 2012-1A, Class A1
0.79%, 3/18/14(b)(c)			1,692	1,693,737

				11,372,413

Other ABS-Fixed Rate–0.9%
CIT Canada Equipment Receivables Trust Series 2012-1A, Class A1 1.705%, 7/22/13(c)		CAD	581	591,555
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15	U.S.$		1,362	1,366,914
GE Equipment Small Ticket LLC Series 2011-1A, Class A2 0.88%, 8/21/13(c)			325	325,314
GE Equipment Transportation LLC Series 2012-1, Class A3 0.99%, 11/23/15			3,175	3,198,035
John Deere Owner Trust Series 2011-A, Class A2 0.64%, 6/16/14			280	280,174

				5,761,992

Other ABS-Floating Rate–0.4%
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.709%, 6/20/17(b)			2,340	2,351,578

Home Equity Loans-Fixed Rate–0.1%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.86%, 1/25/33			646	662,135

14	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)			U.S. $ Value

Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(d)(e)	U.S.$	13	$0

			662,135

Home Equity Loans-Floating Rate–0.1%
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.499%, 1/20/36(b)		432	401,525

Total Asset-Backed Securities (cost $88,133,563)			88,429,218

CORPORATES-INVESTMENT GRADES–8.0%
Industrial–7.2%
Capital Goods–1.2%
Caterpillar Financial Services Corp. 1.375%, 5/20/14		3,555	3,606,028
Eaton Corp. 0.719%, 6/16/14(b)		1,812	1,817,411
General Dynamics Corp. 5.25%, 2/01/14		1,825	1,939,816

			7,363,255

Communications-Telecommunications–1.1%
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, 2/01/14		3,170	3,371,932
Verizon Communications, Inc.
1.25%, 11/03/14		2,645	2,686,614
1.95%, 3/28/14		880	900,058

			6,958,604

Consumer Cyclical-Automotive–0.4%
American Honda Finance Corp. 2.375%, 3/18/13(c)		2,859	2,883,916

Consumer Cyclical-Entertainment–0.3%
Walt Disney Co. (The) 4.50%, 12/15/13		1,762	1,849,261

Consumer Cyclical-Retailers–0.8%
Target Corp. 0.488%, 1/11/13(b)		4,916	4,918,679

Consumer Non-Cyclical–1.6%
Baxter International, Inc. 1.80%, 3/15/13		946	952,205
Bottling Group LLC 5.00%, 11/15/13		1,703	1,789,008
Eli Lilly & Co. 4.20%, 3/06/14		1,885	1,986,121
GlaxoSmithKline Capital, Inc. 4.85%, 5/15/13		1,316	1,352,526
Novartis Capital Corp. 4.125%, 2/10/14		1,895	1,989,337
Sanofi 1.625%, 3/28/14		1,835	1,867,448

			9,936,645

Energy–0.4%
Chevron Corp. 3.95%, 3/03/14	U.S.$	1,915	$2,010,377
ConocoPhillips 4.75%, 2/01/14		471	497,519

			2,507,896

Technology–1.4%
Cisco Systems, Inc.
1.625%, 3/14/14		3,635	3,704,498
2.90%, 11/17/14		250	263,139
Oracle Corp. 4.95%, 4/15/13		1,344	1,377,268
Texas Instruments, Inc. 1.375%, 5/15/14		3,550	3,605,139

			8,950,044

			45,368,300

Financial Institutions–0.8%
Banking–0.3%
UnionBanCal Corp. 5.25%, 12/16/13		1,545	1,613,958

Finance–0.5%
General Electric Capital Corp. 1.875%, 9/16/13		3,286	3,332,566

			4,946,524

Total Corporates–Investment Grades (cost $49,651,245)			50,314,824

COMMERCIAL MORTGAGE-BACKED SECURITIES–4.9%
Non-Agency Fixed Rate CMBS–3.8%
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2006-6, Class A2 5.309%, 10/10/45		9	9,214
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2004-C1, Class A2
4.302%, 1/15/38		214	216,944
Series 2007-LDPX, Class A2S
5.305%, 1/15/49		8	8,531
Series 2010-C2, Class A1
2.749%, 11/15/43(c)		1,219	1,277,654
Series 2011-C3, Class A1
1.875%, 2/15/46(c)		2,737	2,784,090
Series 2011-C4, Class A1
1.525%, 7/15/46(c)		1,205	1,218,032
Series 2012-C6, Class A1
1.031%, 5/15/45		1,588	1,601,377
Series 2012-CBX, Class A1
0.958%, 6/16/45		2,713	2,724,458

Schedule of Investments—Short Duration Plus Portfolio	15

Principal Amount (000)				U.S. $ Value

Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38	U.S.$		1,427	$1,457,235
Morgan Stanley Capital I, Inc.
Series 2011-C1, Class A1
2.602%, 9/15/47(c)			2,767	2,853,309
Series 2011-C2, Class A1
1.48%, 6/15/44(c)			2,599	2,634,843
RBSCF Trust Series 2010-MB1, Class A1 2.367%, 4/15/24(c)			2,451	2,503,988
Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45			3,110	3,111,899
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1 2.501%, 2/15/44(c)			1,202	1,234,832

				23,636,406

Non-Agency Floating Rate CMBS–0.7%
Commercial Mortgage Pass Through Certificates Series 2007-FL14, Class C 0.521%, 6/15/22(b)(c)			997	895,656
Credit Suisse Mortgage Capital Certificates
Series 2006-TF2A, Class SVD
0.691%, 10/15/21(b)(c)			2,000	1,885,956
Series 2007-TFLA, Class A2
0.341%, 2/15/22(b)(c)			1,544	1,501,097

				4,282,709

Agency CMBS–0.4%
Government National Mortgage Association Series 2006-51 0.52%, 8/16/46(f)			5,777	140,816
NCUA Guaranteed Notes Series 2010-C1, Class A1 1.60%, 10/29/20			2,563	2,608,207

				2,749,023

Total Commercial Mortgage-Backed Securities (cost $30,757,334)				30,668,138

COLLATERALIZED MORTGAGE OBLIGATIONS–3.2%
Agency Fixed Rate–2.2%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24			6,321	6,518,630
Federal National Mortgage Association
Series 2010-9, Class EA
3.50%, 1/25/24			3,301	3,402,371
Series 2011-39, Class DA
Principal Amount (000)				U.S. $ Value

3.50%, 7/25/24		U.S.$	3,755	$3,846,840

				13,767,841

Agency Floating Rate–0.8%
Freddie Mac Reference REMICs Series R008, Class FK 0.621%, 7/15/23(b)			71	71,335
NCUA Guaranteed Notes Series 2010-R3, Class 1A 0.788%, 12/08/20(b)			4,638	4,666,048

				4,737,383

Non-Agency Floating Rate–0.2%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.66%, 2/25/42(b)(c)			1,149	952,476

Non-Agency Fixed Rate–0.0%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36			233	235,649

Total Collateralized Mortgage Obligations (cost $19,968,695)				19,693,349

GOVERNMENTS-SOVEREIGN AGENCIES–0.6%
Netherlands–0.6%
Achmea Hypotheekbank NV 0.792%, 11/03/14(b)(c) (cost $3,414,342)			3,415	3,404,909

Total Investments—98.5% (cost $613,491,551)				616,589,009

Other assets less liabilities—1.5%				9,581,080

Net Assets—100.0%				$626,170,089

16	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	825	December 2012	$181,880,548	$181,938,281	$57,733
U.S. T-Note 5 Yr Futures	88	December 2012	10,924,655	10,967,688	43,033
Sold Contracts
U.S. T-Note 10 Yr Futures	119	December 2012	15,788,030	15,884,641	(96,611)

					$4,155

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank NA	CAD	12,484	USD 12,779	11/09/12	$90,932

(a)	Variable rate coupon, rate shown as of September 30, 2012.
(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2012.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the aggregate market value of these securities amounted to $56,793,792 or 9.1% of net assets.
(d)	Fair valued by the Adviser.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of September 30, 2012 is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$13,205	$0	0.00%

(f)	IO—Interest Only

Currency Abbreviations:

CAD—Canadian Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

NCUA—National Credit Union Administration

REMICs—Real Estate Mortgage Investment Conduits

TBA—To Be Announced

See notes to financial statements.

Schedule of Investments—Short Duration Plus Portfolio	17

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

U.S. Government Short Duration Portfolio

September 30, 2012

Principal Amount (000)		U.S. $ Value

GOVERNMENTS-TREASURIES–50.8%
United States–50.8%
U.S. Treasury Notes
0.25%, 1/31/14-2/28/14	$21,435	$21,445,053
0.375%, 7/31/13	5,365	5,373,804
0.625%, 2/28/13	3,780	3,787,530
1.00%, 9/30/16	803	820,064
1.25%, 4/15/14	1,109	1,126,285
1.375%, 11/15/12-1/15/13	16,917	16,975,196
3.375%, 7/31/13	6,785	6,964,694

Total Governments–Treasuries (cost $56,412,588)		56,492,626

MORTGAGE PASS-THROUGHS–40.7%
Agency Fixed Rate 15-Year–17.4%
Federal Home Loan Mortgage Corp. Gold
3.50%, 7/01/27	1,164	1,245,590
4.50%, 6/01/25	1,076	1,155,216
5.00%, 7/01/25	1,390	1,501,444
6.50%, 3/01/26	2,043	2,126,464
Series 2011
3.50%, 6/01/26	1,314	1,391,140
Federal National Mortgage Association
3.50%, 3/01/26-9/01/26	4,853	5,168,724
4.50%, TBA	895	965,621
4.50%, 6/01/26	2,193	2,374,815
5.50%, 9/01/19	213	231,387
Series 2000
7.50%, 3/01/15	12	13,057
Series 2001
6.00%, 11/01/16	144	153,985
Series 2002
8.00%, 8/01/16	31	32,963
Series 2012
3.00%, 3/01/27-8/01/27	2,868	3,059,715

		19,420,121

Agency ARMs–17.2%
Federal Home Loan Mortgage Corp.
2.024%, 8/01/42(a)	1,264	1,312,728
2.488%, 7/01/42(a)	1,648	1,730,189
Series 2005
2.895%, 5/01/35(a)	351	377,258
Federal National Mortgage Association
2.138%, 8/01/42(a)	1,073	1,116,771
2.26%, 8/01/42(a)	882	921,605
2.386%, 6/01/42(a)	786	822,470
2.397%, 1/01/36(a)	401	427,716
2.452%, 5/01/42(a)	1,382	1,446,046
2.497%, 6/01/42(b)	1,308	1,371,670

Principal Amount (000)		U.S. $ Value

2.656%, 8/01/42(a)	$1,655	$1,740,026
2.666%, 8/01/42(a)	1,658	1,743,515
2.726%, 6/01/42(a)	1,949	2,053,436
Series 2003
2.78%, 12/01/33(a)	750	803,582
Series 2005
2.317%, 2/01/35(b)	504	538,602
Series 2006
2.505%, 1/01/36(a)	1,076	1,150,767
3.087%, 7/01/36(a)	415	446,134
Series 2009
2.742%, 7/01/38(a)	1,027	1,101,895

		19,104,410

Agency Fixed Rate 30-Year–6.1%
Federal Home Loan Mortgage Corp. Gold Series 2007 6.00%, 8/01/37	17	19,177
Federal National Mortgage Association
4.50%, 4/01/41	553	615,326
5.00%, 5/01/39	962	1,096,200
6.00%, 9/01/37-9/01/38	2,792	3,088,477
Series 2008
6.00%, 5/01/38	1,132	1,253,556
Series 2010
5.50%, 12/01/39	646	709,224

		6,781,960

Total Mortgage Pass-Throughs (cost $44,799,953)		45,306,491

COLLATERALIZED MORTGAGE OBLIGATIONS–4.9%
Agency Floating Rate–3.9%
FHLMC Structured Pass Through Securities Series T-72, Class A1 0.441%, 3/25/36(b)	146	143,201
NCUA Guaranteed Notes
Series 2010-R1, Class 1A
0.678%, 10/07/20(b)	3,128	3,142,355
Series 2010-R3, Class 1A
0.788%, 12/08/20(b)	1,023	1,029,147

		4,314,703

Agency Fixed Rate–1.0%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24	1,144	1,179,315

Total Collateralized Mortgage Obligations (cost $5,474,428)		5,494,018

Total Investments—96.4% (cost $106,686,969)		107,293,135

Other assets less liabilities—3.6%		3,970,068

Net Assets—100.0%		$111,263,203

18	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	107	December 2012	$23,591,476	$23,596,844	$5,368
U.S. T-Note 5 Yr Futures	53	December 2012	6,579,621	6,605,539	25,918
Sold Contracts
U.S. T-Note 10 Yr Futures	11	December 2012	1,459,397	1,468,328	(8,931)

					$22,355

(a)	Variable rate coupon, rate shown as of September 30, 2012.
(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2012.

Glossary:

ARMs—Adjustable Rate Mortgages

FHLMC—Federal Home Loan Mortgage Corporation

NCUA—National Credit Union Administration

TBA—To Be Announced

See notes to financial statements.

Schedule of Investments—U.S Government Short Duration Portfolio	19

SCB–TAX–1944–0912

Sanford C. Bernstein Fund, Inc.

September 30, 2012

Schedule of Investments To the Annual Report For the Municipal Bond Portfolios

Short Duration Diversified Municipal

Short Duration California Municipal

Short Duration New York Municipal

Diversified Municipal

California Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities included in the accompanying Annual Report, including the schedules of investments contained herein, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short Duration Diversified Municipal Portfolio, Short Duration California Municipal Portfolio, Short Duration New York Municipal Portfolio, Diversified Municipal Portfolio, California Municipal Portfolio, and New York Municipal Portfolio (six of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP (signed)

November 28, 2012

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

September 30, 2012

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–96.1%
Long-Term Municipal Bonds–95.2%
California–7.4%
California Dept Wtr Res Pwr Series 2010 5.00%, 5/01/13	$8,730	$8,970,774
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	7,485	7,731,331
Los Angeles Cnty CA MTA Sales Tax (Los Angeles Cnty CA Met Trnsp Auth) Series 2011A 4.00%, 7/01/14	7,960	8,467,689
Pasadena CA COP AMBAC Series 1993 5.35%, 2/01/14	3,985	4,123,598

		29,293,392

Colorado–7.6%
Colorado Housing & Finance Authority (Colorado Unemployment) Series 2012A 5.00%, 5/15/14	3,620	3,889,907
Denver City & County Board of Water Commissioners Series 2012B 3.00%, 12/15/14	3,640	3,847,080
4.00%, 12/15/15	1,935	2,148,411
5.00%, 12/15/14	6,350	6,989,128
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2011B 4.00%, 11/15/14	7,675	8,162,669
Mun Subdist No CO Wtr Conserv Dist Series 2007J 5.00%, 12/01/14	2,345	2,558,231
Regional Trnsp Dist CO COP AMBAC 5.00%, 12/01/12	2,490	2,506,658
Todd Creek Farms Met Dist #1 CO 4.75%, 12/01/09(a)(b)	85	55,098

		30,157,182

Connecticut–0.9%
Connecticut Spl Tax Obl (Connecticut Trnsp Prog Spl Tax) Series 2011B 5.00%, 12/01/13	3,210	3,385,106

Principal Amount (000)		U.S. $ Value

Delaware–0.0%
Bridgeville DE Spl Obl (Heritage Shores Spl Devel Dist DE) Series B 5.125%, 7/01/35	$220	$183,845

District of Columbia–0.8%
Metro Washington Arpt Auth VA Series 2010B 5.00%, 10/01/12	2,245	2,245,000
NPFGC Series 2004D 5.25%, 10/01/12	1,000	1,000,000

		3,245,000

Florida–11.1%
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/13	11,790	12,142,875
Dupree Lakes CDD FL 6.83%, 11/01/15	55	54,657
Florida Brd of Ed GO (Florida GO) Series 2012A 5.00%, 6/01/15	11,000	12,300,640
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(a)(b)	150	45,000
Jacksonville FL Elec Auth Series 2011-23 5.00%, 10/01/13	7,715	8,078,762
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series A 5.00%, 10/01/12	1,500	1,500,000
Live Oak CDD FL Series 2010 7.36%, 11/01/20	120	130,848
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 3.00%, 11/15/15	815	849,043
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(a)	30	32,096
Series 2010A-2 6.125%, 5/01/35(a)	60	52,550
Series 2010B 5.125%, 5/01/17(a)	135	126,981
Series 4B 5.125%, 5/01/09(a)(c)(d)	55	0
Parkway Center CDD FL Series B 5.625%, 5/01/14	150	138,537
Seminole Tribe of FL (Seminole Tribe of FL Gaming) 5.125%, 10/01/17(e)	1,540	1,624,900

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value

Sunshine St Govtl Fing Commn FL (Miami-Dade Cnty FL Non-ad Valorem) 5.00%, 9/01/13	$6,400	$6,660,864

		43,737,753

Illinois–7.8%
Cortland IL SSA #10 5.125%, 3/01/14(a)(f)	182	85,542
Illinois Ed Fac Auth (Univ of Chicago) 1.125%, 7/01/36	5,965	5,981,344
Illinois Fin Auth (Illinois Unemployment) Series 2012A 5.00%, 6/15/15	11,045	12,376,254
Illinois GO 5.00%, 8/01/15	7,025	7,783,560
Illinois Sales Tax 4.00%, 6/15/13	4,345	4,457,318

		30,684,018

Indiana–0.5%
Indiana Finance Auth (Indiana SRF) Series 2011A 4.00%, 2/01/13	1,785	1,807,152

Kansas–2.4%
Wichita KS Wtr & Swr Util Series 2011A 3.00%, 10/01/13	5,095	5,232,005
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	6,225	4,402,382

		9,634,387

Louisiana–1.3%
Isabella Lakes CDD LA 6.00%, 8/01/22(a)(b)	515	154,500
Louisiana GO 5.00%, 8/01/15	2,325	2,618,392
Louisiana Offshore Term Auth (Loop, Inc.) 1.60%, 10/01/37	2,215	2,215,000
Whispering Springs CDD LA 5.20%, 10/01/21(a)(b)	670	170,850

		5,158,742

Maryland–0.4%
Prince Georges Cnty MD GO Series 2004D 5.00%, 12/01/12	1,715	1,728,360

Massachusetts–3.8%
Boston MA GO 4.00%, 4/01/13	$1,015	$1,034,204
Massachusetts Mun Whsl Elec Co. Series 2012A 5.00%, 7/01/13–7/01/14	13,105	13,779,182

		14,813,386

Michigan–3.5%
Detroit MI Swr Disp AGM 0.909%, 7/01/32(g)	1,530	1,184,924
Michigan Fin Auth (Michigan Unemployment) Series 2012A 5.00%, 7/01/14–7/01/15	11,380	12,620,690

		13,805,614

Mississippi–0.6%
Mississippi Business Fin Corp. (Mississippi Power Co.) 2.25%, 12/01/40	2,520	2,531,516

Missouri–2.3%
City of Springfield 5.00%, 12/01/14	3,025	3,300,729
St. Louis MO Arpt (Lambert-St. Louis Intl Arpt) NPFGC 5.50%, 7/01/16	5,040	5,805,072

		9,105,801

Nevada–3.3%
Clark Cnty NV SD GO NPFGC Series 2003D 5.50%, 6/15/13	12,570	13,019,378
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13(a)	85	84,595

		13,103,973

New Jersey–0.5%
New Jersey EDA (New Jersey Cigarette Tax) 5.00%, 6/15/16	1,625	1,814,621

New Mexico–6.0%
New Mexico Severance Tax Series 2010D 4.00%, 7/01/13	22,850	23,495,512

New York–3.9%
Metropolitan Trnsp Auth NY Series 2012D 4.00%, 11/15/15	8,525	9,385,172
New York NY GO Series 2012F 5.00%, 8/01/15	1,770	1,994,967

2	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)		U.S. $ Value

Series 2012G-1 5.00%, 4/01/14	$3,660	$3,911,186

		15,291,325

North Carolina–2.5%
North Carolina GO Series 2005B 5.00%, 4/01/13	1,555	1,592,102
North Carolina Turnpike Auth 4.00%, 7/01/14	4,010	4,250,560
Raleigh-Durham Arpt Auth NC (Raleigh Durham Intl Arpt) AMBAC Series 2005B 5.00%, 5/01/13	2,000	2,052,680
NPFGC-RE 5.00%, 5/01/13	1,745	1,790,964

		9,686,306

Ohio–0.3%
Cleveland OH COP Series 2010A 5.00%, 11/15/12	1,285	1,291,065

Pennsylvania–7.4%
Pennsylvania Econ Dev Fin Auth (First Energy Corp.) Series 2010A 3.00%, 11/01/41	4,590	4,605,744
Pennsylvania Hgr Ed Fac Auth (Bryn Mawr College) AMBAC 5.25%, 12/01/12	8,570	8,639,760
Pennsylvania Turnpike Comm 4.00%, 6/01/13	8,435	8,630,692
Philadelphia PA Arpt (Philadelphia Intl Airport) 4.00%, 6/15/13	2,000	2,046,280
5.00%, 6/15/13	2,505	2,580,425
Philadelphia PA IDA (Leadership Learning Partners) Series 05A 4.60%, 7/01/15(a)	175	171,764
Pittsburgh & Allegheny PA Sprts-Exhb Auth (Pittsburgh-Allegheny Cnty PA Sales Tax) AGM 4.00%, 2/01/13	2,605	2,634,645

		29,309,310

Puerto Rico–1.5%
Puerto Rico Infra Fin Auth Series 2011C 3.00%, 12/15/26	5,845	5,916,484

South Carolina–3.1%
South Carolina Pub Svc Auth Series 2012B 5.00%, 12/01/13	3,500	3,690,085

Series 2012C 5.00%, 12/01/13–12/01/14(h)	$8,000	$8,557,930

		12,248,015

Texas–11.7%
Dallas TX GO Series 2005 5.00%, 2/15/13	4,290	4,365,890
Garland TX ISD GO Series 2005 5.00%, 2/15/13	1,660	1,689,116
San Antonio TX Elec & Gas AGM 5.375%, 2/01/14	5,000	5,334,600
Texas PFA (Texas Workforce Commission) Series 2010A 5.00%, 7/01/13	22,200	22,995,648
Texas Trnsp Comm (Texas St Hwy Fund First Tier) Series 2007 5.00%, 4/01/13	4,450	4,556,177
Univ of Houston Series 2011A 5.00%, 2/15/14	6,800	7,227,788

		46,169,219

Virginia–3.5%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	164	173,666
Virginia College Bldg Auth (Virginia Lease 21st Century College Prog) 5.00%, 2/01/14	3,500	3,717,315
Virginia Pub Bldg Auth (Virginia Lease Pub Fac) Series 2011A 5.00%, 8/01/14	6,030	6,547,314
Virginia Trnsp Brd (Virginia Fed Hwy Grant) Series 2012A 4.00%, 3/15/14	1,305	1,374,413
Virginia Trnsp Brd (Virginia Lease Trnsp Fund) 5.00%, 5/15/15	1,745	1,949,357

		13,762,065

Washington–1.1%
City of Seattle 5.00%, 9/01/14	3,990	4,342,277

Total Long-Term Municipal Bonds (cost $373,785,669)		375,701,426

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

Principal Amount (000)		U.S. $ Value

Short-Term Municipal Notes–0.9%
Connecticut–0.2%
Connecticut Hlth & Ed Fac Auth (Yale University) Series 2005 Y-3 0.16%, 7/01/35(i)	$520	$520,000

Mississippi–0.7%
Mississippi Business Fin Corp. (Chevron USA, Inc.) Series 2009A 0.19%, 12/01/30(i)	1,300	1,300,000
Series 2011B
0.19%, 11/01/35(i)	1,515	1,515,000

		2,815,000

Total Short-Term Municipal Notes (cost $3,335,000)		3,335,000

Total Municipal Obligations (cost $377,120,669)		379,036,426

CORPORATES-INVESTMENT GRADES–5.1%
Financial Institutions–2.8%
Banking–2.2%
Bank of America Corp. 7.375%, 5/15/14	1,100	1,204,116
Capital One Financial Corp. 2.125%, 7/15/14	935	954,041
Citigroup, Inc. 5.50%, 4/11/13	1,900	1,946,487
Goldman Sachs Group, Inc. (The) 5.15%, 1/15/14	2,242	2,354,109
JPMorgan Chase & Co. 2.05%, 1/24/14	2,332	2,373,228

		8,831,981

Finance–0.6%
General Electric Capital Corp. 2.15%, 1/09/15	2,370	2,439,117

		11,271,098

Industrial–2.3%
Communications-Telecommunications–0.6%
Verizon Communications, Inc. 4.35%, 2/15/13	2,264	2,296,934

Consumer Cyclical-Automotive–0.3%
Daimler Finance North America LLC 6.50%, 11/15/13	1,287	1,370,022

Energy–0.2%
ConocoPhillips 4.75%, 2/01/14	573	605,262

Technology–1.2%
Hewlett-Packard Co. 4.50%, 3/01/13	2,285	2,319,328

International Business Machines Corp. 0.55%, 2/06/15	$2,350	$2,356,124

		4,675,452

		8,947,670

Total Corporates–Investment Grades (cost $19,877,633)		20,218,768

Total Investments—101.2% (cost $396,998,302)		399,255,194

Other assets less liabilities—(1.2)%		(4,740,402)

Net Assets—100.0%		$394,514,792

(a)	Illiquid security.
(b)	Security is in default and is non-income producing.
(c)	Fair valued by the Adviser.
(d)	Non-income producing security.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the market value of this security amounted to $1,624,900 or 0.4% of net assets.
(f)	Defaulted.
(g)	Floating Rate Security. Stated interest rate was in effect at September 30, 2012.
(h)	When-Issued or delayed delivery security.
(i)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2012, the Fund held 12.6% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

EDA—Economic Development Agency

ETM—Escrowed to Maturity

GO—General Obligation

IDA—Industrial Development Authority/Agency

ISD—Independent School District

LID—Local Improvement District

MTA—Metropolitan Transportation Authority

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

PFA—Public Finance Authority

SD—School District

SRF—State Revolving Fund

SSA—Special Services Area

See notes to financial statements.

4	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration California Municipal Portfolio

September 30, 2012

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–93.5%
Long-Term Municipal Bonds–93.5%
California–84.6%
California Dept Wtr Res Pwr Series 2010 5.00%, 5/01/13	$5,235	$5,379,381
California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13	5,000	5,186,550
California Ed Fac Auth (Stanford Univ) 5.00%, 3/15/14	2,520	2,692,368
California Hlth Fac Fin Auth (Cedars-Sinai Med Ctr) 4.00%, 8/15/14	1,250	1,326,600
California Infra & Eco Dev Bk (Workers Comp Spl Assmt) AMBAC 5.25%, 10/01/13	1,210	1,268,927
California Mun Fin Auth (UTS BioEnergy LLC) Series 2011A-2 3.95%, 12/01/15(a)	350	356,871
California Pub Wks Brd (Univ of California Lease) Series 2012F 4.00%, 10/01/15	1,055	1,165,279
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	3,355	3,465,413
California Statewide CDA (Odd Fellows Home) Series 2012A 4.00%, 4/01/16(a)	1,080	1,182,406
Golden St Tobacco Sec CA 5.50%, 6/01/33 (Pre-refunded/ETM)	1,855	1,919,795
6.25%, 6/01/33 (Pre-refunded/ETM)	840	873,214
Irvine CA Pub Fac Auth Assmt Series 2012A 3.00%, 9/02/14	1,000	1,029,340
Los Angeles CA Dept W&P Pwr Series 2011A 4.00%, 7/01/13	4,495	4,620,950
Los Angeles CA Lease Judgement Bds Series 2010A 5.00%, 6/01/13	1,935	1,993,959
Los Angeles CA USD COP 5.00%, 12/01/13	1,715	1,801,556

Los Angeles CA USD GO AGM 5.00%, 7/01/23 (Pre-refunded/ETM)	$6,000	$6,213,660
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles Cnty CA Mta Sales Tax) 2.00%, 7/01/14	2,990	3,076,770
5.00%, 7/01/15(a)	2,500	2,733,950
M-S-R Pub Pwr Agy CA NPFGC 5.00%, 7/01/13	2,155	2,226,955
Met Wtr Dist Southern CA Wtr 2012E-2 3.00%, 7/01/35	1,000	1,064,100
Series 2011B 4.00%, 7/01/13	3,645	3,748,263
Orange Cnty CA Santn COP Series 2011A 3.00%, 8/01/13	4,710	4,818,236
4.00%, 8/01/14	4,410	4,706,352
Port of Oakland CA Series 2011 O 5.00%, 5/01/14	1,750	1,871,293
San Diego Cnty CA Regl Trnsp Commn Series 2012A 4.00%, 4/01/15	3,240	3,530,077
San Francisco CA Bay Area Rapid Transit (San Francisco City/Cnty CA Sales Tax) Series 2012A 3.00%, 7/01/15(a)	1,000	1,070,320
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) AGC Series Second-34E 4.00%, 5/01/13	1,250	1,277,050
Santa Clara CA USD GO 4.00%, 7/01/13	1,390	1,428,739
Series 2011A 4.00%, 7/01/13	1,730	1,778,215
South Placer CA Wstwtr Auth Series 2011C 3.00%, 11/01/12	1,500	1,503,255
Southern CA Pub Pwr Auth 4.00%, 7/01/13	1,200	1,233,348
5.00%, 7/01/15	1,000	1,123,080
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr) Series 2012A 5.00%, 7/01/16	2,255	2,626,376
Univ of California 5.00%, 5/15/14	2,000	2,151,820
Series 2005E 5.00%, 5/15/15	1,000	1,117,940
West Contra Costa CA USD GO AGM 5.00%, 8/01/14	1,100	1,181,983

		84,744,391

Schedule of Investments—Short Duration California Municipal Portfolio	5

Principal Amount (000)		U.S. $ Value

Delaware–0.1%
Bridgeville DE Spl Obl (Heritage Shores Spl Devel Dist DE) Series B 5.125%, 7/01/35	$100	$83,566

Florida–0.6%
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15(b)(c)	120	89,590
Lake Ashton II CDD FL Series B 5.00%, 11/01/11(b)(c)	190	62,700
Live Oak CDD FL Series 2010 7.36%, 11/01/20	100	109,040
Seminole Tribe of FL (Seminole Tribe of FL Gaming) 5.125%, 10/01/17(d)	340	358,744

		620,074

Georgia–2.5%
Appling Cnty Dev Auth GA (Oglethorpe Power Corp.) 2.50%, 1/01/38	2,450	2,468,056

Illinois–1.6%
Cortland IL SSA #10 5.125%, 3/01/14(b)(e)	110	51,701
Illinois GO 5.00%, 8/01/15	1,400	1,551,172

		1,602,873

Louisiana–0.1%
Coves of The Highland CDD LA 5.60%, 11/01/21(b)(c)(f)	200	0
Isabella Lakes CDD LA 6.00%, 8/01/22(b)(c)	200	60,000
Orange Grove CDD LA 5.30%, 11/01/21(b)(c)	130	41,210

		101,210

New Jersey–0.9%
New Jersey EDA (New Jersey Cigarette Tax) 5.00%, 6/15/16	820	915,686

Puerto Rico–3.0%
Puerto Rico Elec Pwr Auth AGC 5.00%, 7/01/13	750	773,265
Puerto Rico GO NPFGC 6.00%, 7/01/14	1,000	1,068,020
Puerto Rico IND Tour ED Med Envrn Auth (Inter American Univ of Puerto Rico) 5.00%, 10/01/15	1,015	1,114,886

		2,956,171

Virginia–0.1%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	$100	$105,894

Total Municipal Obligations (cost $93,705,984)		93,597,921

GOVERNMENTS-TREASURIES–4.0%
U.S. Treasury–4.0%
U.S. Treasury Notes 0.125%, 7/31/14 (cost $3,993,121)	4,000	3,991,720

CORPORATES-INVESTMENT GRADES–3.1%
Financial Institutions–2.6%
Banking–1.6%
Goldman Sachs Group, Inc. (The) 5.25%, 10/15/13	500	521,842
JPMorgan Chase & Co. 1.875%, 3/20/15	500	510,130
Merrill Lynch & Co., Inc. 5.45%, 2/05/13	525	533,022

		1,564,994

Finance–0.5%
General Electric Capital Corp. 1.625%, 7/02/15	512	520,955

Insurance–0.5%
WellPoint, Inc. 1.25%, 9/10/15	546	549,812

		2,635,761

Industrial–0.5%
Capital Goods–0.5%
Caterpillar Financial Services Corp. 1.10%, 5/29/15	484	489,878

Total Corporates–Investment Grades (cost $3,080,488)		3,125,639

SHORT-TERM INVESTMENTS–3.2%
Time Deposit–3.2%
State Street Time Deposit 0.01%, 10/01/12 (cost $3,254,785)	3,255	3,254,785

Total Investments—103.8% (cost $104,034,378)		103,970,065

Other assets less liabilities—(3.8)%		(3,821,006)

Net Assets—100.0%		$100,149,059

6	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

(a)	When-Issued or delayed delivery security.
(b)	Illiquid security.
(c)	Security is in default and is non-income producing.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the market value of this security amounted to $358,744 or 0.4% of net assets.
(e)	Defaulted.
(f)	Fair valued by the Adviser.

As of September 30, 2012, the Fund held 14.0% of net assets in insured bonds (of this amount 44.4% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

EDA—Economic Development Agency

ETM—Escrowed to Maturity

GO—General Obligation

NPFGC—National Public Finance Guarantee Corporation

SSA—Special Services Area

USD—Unified School District

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration New York Municipal Portfolio

September 30, 2012

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–91.8%
Long-Term Municipal Bonds–91.8%
New York–81.7%
Albany Cnty NY Arpt Auth AGM Series 2010A 4.00%, 12/15/12	$2,970	$2,991,028
Buffalo NY GO Series 2011B 3.00%, 12/01/12	3,190	3,203,845
Hempstead Town NY GO 4.00%, 8/15/15	1,315	1,448,998
Long Island Pwr Auth NY Series 2010A 5.00%, 5/01/14	4,360	4,666,508
NPFGC Series 2006D 2.429%, 9/01/15(a)	2,050	2,104,017
Metropolitan Trnsp Auth NY Series 2012D 4.00%, 11/15/15	1,400	1,541,260
AMBAC Series 2002A 5.50%, 11/15/14	1,415	1,563,773
NPFGC Series 2002E 5.50%, 11/15/13	3,450	3,650,617
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) Series 2010A-1 5.00%, 11/15/13	3,220	3,388,567
Monroe Cnty NY IDA (New York St Lease Rochester Sch) Series 2012A 5.00%, 5/01/15	1,500	1,661,625
New York NY GO 5.00%, 8/01/13–1/01/14	4,460	4,671,283
Series 2004B 2.007%, 8/01/13(a)	2,540	2,559,787
Series J-1 5.00%, 8/01/13	4,000	4,158,360
New York NY Mun Wtr Fin Auth Series 2009BB 5.00%, 6/15/13	4,315	4,459,466
New York NY Trnsl Fin Auth 5.00%, 2/01/14–11/01/15	8,210	9,078,348
Series 2007B 5.00%, 11/01/13 (Pre-refunded/ETM)	515	541,255
5.00%, 11/01/13	485	509,832
Series 2011E 5.00%, 11/01/14	3,045	3,341,218

Schedule of Investments—Short Duration New York Municipal Portfolio	7

Principal Amount (000)		U.S. $ Value

New York St Dormitory Auth (New York NY Lease Mun Hlth Fac Proj) Series 2010 5.00%, 1/15/13	$5,955	$6,034,856
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/14	3,685	3,935,396
Series 2011C 4.00%, 3/15/15	1,700	1,847,305
New York St Dormitory Auth (New York Univ) NPFGC 5.75%, 7/01/14	2,000	2,186,180
New York St Energy Res & Dev Auth (New York St Elec and Gas Corp.) NPFGC Series 2010C 0.595%, 4/01/34(a)(b)	2,325	2,149,739
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.25%, 6/15/14	1,500	1,626,345
Series 2012A 4.00%, 6/15/15	2,000	2,196,000
New York St Envrn Fac Corp. (New York St SRF) 3.00%, 2/15/13	1,405	1,419,612
New York St Loc Gov Asst Corp. 5.00%, 4/01/13	2,940	3,009,707
Series 2011A 5.00%, 4/01/14	5,000	5,352,500
AGM 0.135%, 4/01/17(a)(b)	850	787,441
New York St Pwr Auth NPFGC 5.00%, 11/15/14	1,000	1,095,740
New York St Thruway Auth (New York St Thruway Auth Ded Tax) AGM Series 5B 5.00%, 4/01/14	3,000	3,209,610
NPFGC-RE Series B 5.00%, 4/01/13	1,815	1,857,852
New York St Thruway Auth (New York St Thruway Gen Toll Road) Series 2012I 5.00%, 1/01/16	1,000	1,131,830
Port Authority of NY & NJ 3.00%, 10/01/14	3,000	3,145,590
4.00%, 9/15/13	3,840	3,972,442
Schenectady Cnty NY Cap Res (Ellis Hospital) 1.75%, 2/15/18	1,000	1,012,840
Suffolk Cnty NY GO Series 2011B 3.00%, 10/15/13	3,965	4,064,958

Westchester Cnty Hlth Care Corp. NY Series 2010B 5.00%, 11/01/12	$1,715	$1,720,797
Yonkers NY GO Series 2011A 5.00%, 10/01/13	1,225	1,266,662

		108,563,189

California–5.1%
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	3,600	3,718,476
Pasadena CA COP AMBAC Series 1993 5.35%, 2/01/14	2,900	3,000,862

		6,719,338

Delaware–0.1%
Bridgeville DE Spl Obl (Heritage Shores Spl Devel Dist DE) Series B 5.125%, 7/01/35	108	90,251

Florida–2.8%
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/13	3,000	3,089,790
Dupree Lakes CDD FL 6.83%, 11/01/15	45	44,720
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15(b)(c)	155	115,720
New River CDD FL 1.00%, 5/01/18–5/01/38(b)	165	74,250
Series 2010A1 5.75%, 5/01/38(b)(d)	35	25,638
Series 2010B1 5.00%, 5/01/15(b)(d)	35	32,777
Series B 5.00%, 5/01/13(b)(e)	65	1
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(b)	20	21,397
Series 2010A-2 6.125%, 5/01/35(b)	50	43,792
Series 2010B 5.125%, 5/01/17(b)	115	108,169
Series 4B 5.125%, 5/01/09(b)(e)(f)	45	0
Parkway Center CDD FL Series B 5.625%, 5/01/14	185	170,862

		3,727,116

Illinois–1.1%
Cortland IL SSA #10 5.125%, 3/01/14(b)(g)	153	71,912

8	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)		U.S. $ Value

Illinois GO 5.00%, 8/01/15	$1,300	$1,440,374

		1,512,286

Louisiana–0.1%
Coves of The Highland CDD LA 5.60%, 11/01/13(b)(c)(f)	270	0
Isabella Lakes CDD LA 6.00%, 8/01/22(b)(c)	255	76,500
Juban Parc LA CDD (Juban Parc CDD LA) 5.15%, 10/01/14(b)(c)	115	38,520
Whispering Springs CDD LA 5.20%, 10/01/21(b)(c)	120	30,600

		145,620

Nevada–0.0%
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13(b)	40	39,810

Puerto Rico–0.8%
Puerto Rico GO 5.25%, 7/01/14	1,000	1,055,240

Virginia–0.1%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	100	105,894

Total Municipal Obligations (cost $122,132,767)		121,958,744

CORPORATES-INVESTMENT GRADES–5.2%
Financial Institutions–2.9%
Banking–2.3%
Bank of America Corp. 7.375%, 5/15/14	375	410,494
Capital One Financial Corp. 2.125%, 7/15/14	370	377,535
Citigroup, Inc. 5.50%, 4/11/13	630	645,414
Goldman Sachs Group, Inc. (The) 5.15%, 1/15/14	761	799,053
JPMorgan Chase & Co. 2.05%, 1/24/14	791	804,984

		3,037,480

Finance–0.6%
General Electric Capital Corp. 2.15%, 1/09/15	803	826,418

		3,863,898

Industrial–2.3%
Communications-Telecommunications–0.6%
Verizon Communications, Inc. 4.35%, 2/15/13	765	776,128

Consumer Cyclical-Automotive–0.3%
Daimler Finance North America LLC 6.50%, 11/15/13	441	469,448

Energy–0.2%
ConocoPhillips 4.75%, 2/01/14	$194	$204,923

Technology–1.2%
Hewlett-Packard Co. 4.50%, 3/01/13	770	781,568
International Business Machines Corp. 0.55%, 2/06/15	805	807,098

		1,588,666

		3,039,165

Total Corporates–Investment Grades (cost $6,786,452)		6,903,063

SHORT-TERM INVESTMENTS–1.8%
Time Deposit–1.8%
State Street Time Deposit 0.01%, 10/01/12 (cost $2,467,707)	2,468	2,467,707

Total Investments—98.8% (cost $131,386,926)		131,329,514

Other assets less liabilities—1.2%		1,579,665

Net Assets—100.0%		$132,909,179

(a)	Variable rate coupon, rate shown as of September 30, 2012.
(b)	Illiquid security.
(c)	Security is in default and is non-income producing.
(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(e)	Non-income producing security.
(f)	Fair valued by the Adviser.
(g)	Defaulted.

As of September 30, 2012, the Fund held 18.5% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

ETM—Escrowed to Maturity

GO—General Obligation

IDA—Industrial Development Authority/Agency

LID—Local Improvement District

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

SRF—State Revolving Fund

SSA—Special Services Area

See notes to financial statements.

Schedule of Investments—Short Duration New York Municipal Portfolio	9

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

September 30, 2012

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–93.6%
Long-Term Municipal Bonds–92.5%
Alabama–1.9%
Alabama Pub Sch & Clg Auth Series 2009 A 5.00%, 5/01/16–5/01/17	$67,805	$79,869,191
Birmingham AL Arpt Auth (Birmingham-Shuttlesworth Intl Arpt) AGM 6.00%, 7/01/21–7/01/22	10,070	12,541,792
Birmingham AL Wtrwks Brd Series 2010A 5.00%, 1/01/21–1/01/22	13,295	15,933,316

		108,344,299

Arizona–1.9%
Arizona Brd of Regents (Univ of Arizona Cop) Series 2012C 5.00%, 6/01/25	2,365	2,785,119
Arizona School Fac Brd COP NPFGC-RE Series A-1 5.00%, 9/01/15	1,765	1,965,963
Arizona Tourism & Sports Auth (Arizona Tourism/Sports Spl Tax) 5.00%, 7/01/15–7/01/16	3,815	3,883,791
Arizona Trans Brd Fed Hwy Grant Series 2009A 5.00%, 7/01/15	16,810	18,820,140
Arizona Trnsp Brd Hwy 5.00%, 7/01/15	8,480	9,518,800
Series 2011A 5.00%, 7/01/24–7/01/25	17,160	20,755,617
Maricopa Cnty AZ IDA MFHR (Steeplechase Apts) Series B 6.25%, 12/01/20	1,375	1,378,520
Phoenix AZ Civic Impt Corp. (Phoenix AZ Civic Impt Airport) 5.00%, 7/01/20–7/01/25	26,890	31,332,814
Phoenix AZ Civic Impt Corp. (Phoenix AZ Transit Excise Tax) AMBAC 5.00%, 7/01/14	5,000	5,402,150
Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) NPFGC 5.00%, 7/01/14	5,000	5,404,900
Principal Amount (000)		U.S. $ Value

Pima Cnty AZ IDA (Global Water Resources) 5.45%, 12/01/17	$2,050	$2,140,466
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	650	653,276
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,599,641

		105,641,197

California–7.2%
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/17–5/01/19	200,770	247,334,774
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.00%, 7/01/19	16,765	20,757,752
5.25%, 7/01/21	2,735	3,372,720
Series A 5.00%, 7/01/20	5,675	6,948,527
California GO 5.00%, 8/01/14–5/01/17	33,740	37,569,608
Series 2008 5.00%, 4/01/18	5,000	5,983,800
Series 2009 5.25%, 10/01/20	5,085	6,225,616
Fremont CA USD GO AGM Series B 5.00%, 8/01/27	1,000	1,094,780
Fresno CA USD GO NPFGC Series A 6.00%, 2/01/20	3,255	3,951,765
Golden St Tobacco Sec CA FGIC 5.50%, 6/01/33 (Pre-refunded/ETM)	5,000	5,174,650
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) 5.00%, 5/15/22–5/15/23	24,415	29,738,362
Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	1,000	1,151,330
Sacramento CA Mun Util Dist NPFGC Series G 6.50%, 9/01/13	285	300,282
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009 E 5.25%, 5/01/22–5/01/23	10,380	12,330,821
Series 2011C 5.00%, 5/01/22	5,795	6,765,894

10	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)		U.S. $ Value

NPFGC-RE Series 2006 32F 5.25%, 5/01/18	$3,700	$4,470,562
Vernon CA Elec Sys Series A 5.25%, 8/01/14	12,160	12,881,331

		406,052,574

Colorado–2.2%
Broomfield CO COP 5.00%, 12/01/16–12/01/20	13,710	16,276,165
Colorado DOT NPFGC Series B 5.50%, 6/15/13–6/15/14	8,300	8,951,260
Colorado Met Wstwtr Reclaim Dist Series 2012A 5.00%, 4/01/23	3,435	4,328,856
Denver CO City & Cnty Arpt (Denver Intl Airport) 5.50%, 11/15/19	2,140	2,634,490
Series 2010 A 5.00%, 11/15/21–11/15/23	19,630	23,292,425
Series 2011B 4.00%, 11/15/14	6,640	7,061,905
Series A-1 5.00%, 11/15/12	23,625	23,752,339
5.25%, 11/15/13	11,305	11,894,330
Mun Subdist No CO Wtr Conserv Dist AMBAC Series 2007 J 5.00%, 12/01/13	7,295	7,657,051
PV Wtr & San Met Dist CO Series 06 Zero Coupon, 12/15/17(a)(b)	13,168	4,608,800
Regional Trnsp Dist CO (Denver Transit Partners) 5.00%, 1/15/21	2,800	3,240,720
5.25%, 1/15/24–7/15/24	7,745	8,905,665
Todd Creek Farms Met Dist #1 CO 4.75%, 12/01/09(a)(b)	1,852	1,203,894

		123,807,900

Connecticut–0.1%
Univ of Connecticut Student Fee NPFGC-RE Series A 5.25%, 11/15/17	3,065	3,111,128

District of Columbia–0.8%
District of Columbia GO AGM Series C 5.00%, 6/01/14 (Pre-refunded/ETM)	5,790	6,237,509
District of Columbia Wtr & Swr Auth AGM 6.00%, 10/01/16	1,635	1,972,889
Metro Washington Arpt Auth VA 5.00%, 10/01/20	11,905	14,739,700
Series 2008A 5.50%, 10/01/14	4,140	4,541,580

Series 2010B 5.00%, 10/01/13	$3,325	$3,476,653
Series A 5.50%, 10/01/12–10/01/18	11,910	13,334,842
NPFGC Series 2005 A 5.25%, 10/01/15	1,715	1,946,919

		46,250,092

Florida–6.7%
Broward Cnty FL Arpt Sys (Fort Lauderdale Hollywood Intl Arpt Fl) Series 2012Q 5.00%, 10/01/23	5,000	6,025,750
Broward Cnty FL Sch Brd COP NPFGC-RE Series A 5.00%, 7/01/13–7/01/14	7,190	7,557,649
Citizens Ppty Ins Corp. FL Series 2012 A-1 5.00%, 6/01/19–6/01/21	23,785	27,907,796
NPFGC Series A 5.00%, 3/01/14–3/01/16	103,595	114,539,007
Collier Cnty FL Sch Brd COP AGM 5.00%, 2/15/16	5,000	5,632,050
Dupree Lakes CDD FL 6.83%, 11/01/15	175	173,910
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15(a)(b)	1,150	858,567
Florida Brd of Ed GO 9.125%, 6/01/14 (Pre-refunded/ETM)	150	167,511
Florida Brd of Ed GO (Florida GO) 9.125%, 6/01/14	185	195,915
Series A 5.00%, 1/01/13–1/01/16	19,745	20,466,341
Series B 5.00%, 6/01/13	5,000	5,158,800
Florida Brd of Ed Lottery NPFGC Series 2002C 5.00%, 1/01/17 (Pre-refunded/ETM)	3,740	3,821,121
Florida Dept Envrn Protn FL Forever NPFGC-RE Series A 5.00%, 7/01/18 (Pre-refunded/ETM)	3,500	3,659,040
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) Series 2012A 5.00%, 7/01/22	10,225	12,602,312
AMBAC 5.00%, 7/01/15	4,825	5,386,534
AMBAC Series A 5.00%, 7/01/13–7/01/14	12,095	12,798,599

Schedule of Investments—Diversified Municipal Portfolio	11

Principal Amount (000)		U.S. $ Value

NPFGC Series B 5.00%, 7/01/15	$6,095	$6,804,336
Florida GO Series 2009 B 5.00%, 7/01/17	3,245	3,879,884
Florida Hurricane Catastr Fd Fin Corp. Series 2008A 5.00%, 7/01/13	20,000	20,693,800
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(a)(b)	3,545	1,063,500
Jacksonville FL Elec Auth Series 2009 G 5.00%, 10/01/19	2,695	3,301,052
Series 2009B 5.00%, 10/01/15	5,780	6,163,156
Series 2011-23 5.00%, 10/01/13	30,790	32,241,748
Lake Ashton II CDD FL Series B 4.875%, 11/01/10(a)(b)	885	575,250
5.00%, 11/01/11(a)(b)	6,810	2,247,300
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23–10/01/24	13,095	15,050,196
5.625%, 10/01/25	2,550	2,932,628
Live Oak CDD FL Series 2010 7.36%, 11/01/20	1,650	1,799,160
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	6,990	7,725,278
Miami-Dade Cnty FL SD GO NPFGC 5.00%, 2/15/13	3,325	3,380,960
NPFGC Series 1997 5.00%, 2/15/15	2,455	2,698,659
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	3,535	3,578,728
Orange Cnty FL Sales Tax NPFGC-RE Series A 5.00%, 1/01/13 (Pre-refunded/ETM)	5,520	5,584,584
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(a)	240	256,764
Series 2010A-2 6.125%, 5/01/35(a)	535	468,574
Series 2010B 5.125%, 5/01/17(a)	1,225	1,152,235
Series 4B 5.125%, 5/01/09(a)(c)(d)	510	0

Parkway Center CDD FL Series B 5.625%, 5/01/14	$3,205	$2,960,074
Sarasota Cnty FL Util Sys NPFGC-RE Series C 5.25%, 10/01/21 (Pre-refunded/ETM)	2,000	2,000,000
Sarasota County FL Sch Brd COP Series 2010 B 5.00%, 7/01/18	2,350	2,748,795
Sunrise FL Util Sys AMBAC 5.50%, 10/01/13 (Pre-refunded/ETM)	2,445	2,571,651
Tampa Bay Reg Wtr Supply Auth FL Series 2011A 5.00%, 10/01/23	2,050	2,519,840
Tampa FL Occuptl License Tax NPFGC-RE Series A 5.375%, 10/01/17 (Pre-refunded/ETM)	3,415	3,415,000
5.375%, 10/01/18 (Pre-refunded/ETM)	4,695	4,695,000
Tampa FL Wtr & Swr Sys 5.00%, 10/01/26	3,895	4,702,901
Villages of Westport CDD FL Series 05A 5.125%, 5/01/15	865	775,697
Waterset North CDD FL Series B 6.55%, 11/01/15	6,830	5,793,752

		380,731,404

Georgia–3.2%
Atlanta GA Arpt (Hartsfield Jackson Atlanta Intl Arpt) Series 2010C 5.00%, 1/01/18–1/01/19	9,260	11,117,232
5.25%, 1/01/20	6,500	8,021,520
5.50%, 1/01/21	7,500	9,382,275
5.75%, 1/01/22–1/01/23	20,000	25,254,560
Series 2101C 5.875%, 1/01/24	2,925	3,706,121
Atlanta GA Arpt PFC (Hartsfield Jackson Atlanta Intl Arpt) Series 2010B 5.00%, 1/01/20–1/01/22	22,650	26,931,661
Gainesville GA Redev Auth (Gainesville GA GO) AGC Series 2009B 5.00%, 11/15/13	1,550	1,615,829
Georgia Mun Elec Auth Series 2010 B 5.00%, 1/01/16–1/01/20	43,550	51,941,497

12	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)		U.S. $ Value

AGM Series A 5.25%, 1/01/14	$4,230	$4,478,386
NPFGC Series A 5.25%, 1/01/14	3,625	3,833,184
5.25%, 11/01/21 (Pre-refunded/ETM)	3,000	3,011,850
Main Street Nat Gas, Inc. (JP Morgan Chase) Series 2006A 5.00%, 3/15/18	1,960	2,225,286
Series A 5.00%, 3/15/16–3/15/17	14,900	16,555,979
Main Street Nat Gas, Inc. (Merrill Lynch & Co., Inc.) Series B 5.00%, 3/15/13	4,470	4,529,093
Metro Atlanta Rapid Transit Auth GA NPFGC-RE Series A 5.00%, 7/01/13	9,820	10,156,139

		182,760,612

Guam–0.1%
Guam GO Series 2009A 5.75%, 11/15/14	2,530	2,542,852
Guam Wtrworks Auth Series 05 5.00%, 7/01/13	1,345	1,370,004

		3,912,856

Hawaii–0.5%
Honolulu HI Wstwtr Sys Series 2009 A 5.00%, 7/01/21–7/01/22	6,900	8,209,536
Series 2010A 5.00%, 7/01/24	16,500	19,630,380

		27,839,916

Illinois–3.9%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	2,180	1,725,601
Chicago IL GO Series 2004A 5.00%, 1/01/23 (Pre-refunded/ETM)	5,555	5,878,301
5.00%, 1/01/23	2,605	2,726,185
Chicago IL Pub Bldg Comm AMBAC 5.25%, 3/01/21 (Pre-refunded/ETM)	4,000	4,081,960
Chicago IL Recovery Zone (BP PLC) 6.125%, 12/01/18	6,965	7,328,921
Chicago IL Sales Tax AGM 5.00%, 1/01/16	5,000	5,613,950

Chicago IL Tax Increment (Kingsbury Redev Proj) Series A 6.57%, 2/15/13	$475	$475,285
Chicago IL Transit Auth Fed Hwy Grant (Chicago Il Fed Hwy Grant) AMBAC Series 2004 5.25%, 6/01/13	2,520	2,590,535
Chicago IL Wstwtr Trnsmn NPFGC Series B 5.25%, 1/01/15	4,225	4,661,316
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(a)(b)	5,078	2,996,528
Du Page Cnty IL GO 5.60%, 1/01/21	8,655	10,446,585
Illinois Civic Ctr Spl Tax AMBAC 6.25%, 12/15/20	3,135	3,576,565
Illinois Dev Fin Auth (Adventist Health Sys/Sunbelt) NPFGC Series B 2.84%, 1/01/19(e)	5,730	5,980,687
Illinois Finance Auth (Northwestern Univ) 1.75%, 12/01/34	2,365	2,412,087
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	5,975	5,987,846
Illinois GO 5.00%, 1/01/13	1,510	1,526,534
Series 2006 A 5.00%, 6/01/15	4,875	5,372,201
Series 2010 5.00%, 1/01/17–1/01/19	43,205	49,400,336
AGM 5.00%, 9/01/14 (Pre-refunded/ETM)	5,550	6,043,339
AGM Series A 5.25%, 10/01/13	7,785	8,166,543
AMBAC 5.00%, 4/01/14–11/01/14	7,230	7,711,682
AMBAC Series B 5.00%, 3/01/13–3/01/14	16,355	16,968,388
NPFGC 5.25%, 10/01/21 (Pre-refunded/ETM)	1,740	1,740,000
NPFGC Series B 5.00%, 3/01/15 (Pre-refunded/ETM)	5,000	5,329,900
Matteson IL GO 8.00%, 12/01/29(f)	19,775	15,286,273
Metro Pier & Expo Auth IL Spl Tax 5.00%, 12/15/20–12/15/26	17,100	20,804,537

Schedule of Investments—Diversified Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value

Regional Trnsp Auth IL Sales Tax NPFGC Series A 5.00%, 7/01/16	$5,285	$6,039,011
NPFGC-RE Series B 5.50%, 6/01/17	1,025	1,223,174
NPFGC-RE Series C 7.75%, 6/01/20	1,005	1,247,406
Will & Kendall Cnty CSD #202 IL GO NPFGC-RE 5.00%, 1/01/14–1/01/16	8,705	9,524,965

		222,866,641

Indiana–0.4%
Indiana Finance Auth (Indiana SRF) 5.00%, 2/01/26	3,550	4,278,531
Indianapolis IN Gas Util AGC Series A 5.00%, 8/15/30	7,670	7,968,746
Indianapolis IN Loc Bond Bank Series B 6.00%, 1/10/13	1,200	1,218,672
Jasper Cnty IN PCR (No. Indiana Pub Serv Co.) NPFGC 5.60%, 11/01/16	6,400	7,233,472

		20,699,421

Kansas–0.5%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	26,125	18,475,861
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Util Sys) AMBAC Series 2004 5.65%, 9/01/13–9/01/14	12,200	12,888,507

		31,364,368

Kentucky–0.2%
Kentucky Asset Liability Comm (Kentucky Fed Hwy Grant) NPFGC 5.00%, 9/01/16	5,000	5,836,450
Kentucky Prop & Bldg Comm (Kentucky Lease Prop & Bldg) NPFGC-RE 5.00%, 3/01/13–3/01/14	7,970	8,243,334

		14,079,784

Louisiana–2.0%
Coves of The Highland CDD LA 5.60%, 11/01/21(a)(b)(c)	4,025	0

De Soto Parish LA PCR (International Paper Co.) Series A-2 5.00%, 10/01/12	$4,700	$4,700,000
Ernest Morial New Orleans Exhib Hall LA AMBAC Series A 5.25%, 7/15/20 (Pre-refunded/ETM)	3,450	3,585,447
Lakeshore Vlgs Master CDD LA 5.25%, 7/01/17(a)(b)	9,814	3,925,600
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	21,805	23,586,904
Louisiana Citizens Ppty Ins Corp. AMBAC Series B 5.25%, 6/01/14	1,770	1,907,352
Louisiana Gas & Fuels Tax Series 2012A-1 5.00%, 5/01/26	6,770	8,339,692
Louisiana GO AGM Series 2006C 5.00%, 5/01/14	6,585	7,065,244
AMBAC Series A 5.00%, 10/15/12	11,965	11,984,264
Louisiana Loc Govt Envrn Fac & CDA (Lctcs Fac Corp. Proj) 5.00%, 10/01/21–10/01/25	16,135	18,979,593
Louisiana St Office Facs Corp. (Louisiana Lease St Off Bldg) 5.00%, 3/01/13–3/01/17	11,785	13,002,706
Series 2009 5.00%, 3/01/18	2,005	2,369,529
Morehouse Parish LA PCR (International Paper Co.) Series A 5.25%, 11/15/13	7,340	7,695,550
New Orleans LA GO NPFGC 5.25%, 12/01/20	5,845	6,456,095
Orange Grove CDD LA 5.30%, 11/01/21(a)(b)	1,695	537,315
Terrebonne Parish LA Wtrwks AMBAC Series A 5.25%, 11/01/23	2,000	2,081,060

		116,216,351

Massachusetts–1.2%
Massachusetts GO AGM Series 2006C 2.288%, 11/01/19(e)	1,815	1,881,701
NPFGC Series D 5.50%, 11/01/12	17,790	17,863,651

14	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)		U.S. $ Value

Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) Series E2 5.00%, 7/01/14–7/01/17	$19,480	$21,276,069
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series N 6.25%, 4/01/20	2,820	3,799,386
Massachusetts Wtr Poll Abatmnt Series B 5.25%, 8/01/14	40	42,365
Univ of Massachusetts Bldg Auth (Univ of Massachusetts Lease) AMBAC 5.00%, 11/01/18	18,795	21,196,249

		66,059,421

Michigan–3.8%
Detroit MI Swr Disp Series 2012A 5.00%, 7/01/19–7/01/20	20,980	23,801,730
Michigan Bldg Auth (Michigan Lease Fac Prog) Series 2009 I 5.00%, 10/15/12–10/15/15	25,200	26,925,338
NPFGC Series 2004 5.375%, 10/01/13	1,900	1,989,433
Michigan Finance Auth (Michigan Unemployment) Series 2012A 5.00%, 7/01/16	93,985	109,349,668
Michigan Pub Pwr Agy (Belle River Proj) NPFGC 5.25%, 1/01/14	3,380	3,576,716
Michigan Trunk Line Spl Tax 5.00%, 11/01/19–11/01/20	10,000	12,387,800
Series 2009 5.00%, 11/01/23	1,510	1,797,670
AGM Series B 5.00%, 9/01/13	2,055	2,144,166
NPFGC-RE 5.00%, 11/01/12	4,130	4,145,446
5.25%, 11/01/13	5,000	5,265,000
Wayne Cnty MI Arpt Auth (Detroit Metro Wayne Cnty Arpt) Series 2010C 5.00%, 12/01/17	5,000	5,882,200
Wayne State Univ MI Series 2009 A 5.00%, 11/15/21–11/15/23	14,100	16,260,369

		213,525,536

Minnesota–0.2%
Minneapolis-St Paul MN Metro Arpt Commn (Minneapolis-St Paul MN Intl Arpt) Series B 5.00%, 1/01/14	$2,210	$2,330,357
Minnesota Mun Pwr Agy Elec 4.50%, 10/01/12	2,395	2,395,000
Southern MN Muni Pwr Agy AMBAC Series A 5.25%, 1/01/16	6,820	7,813,674

		12,539,031

Missouri–0.3%
Jackson Cnty MO Pub Bldg Corp. 5.00%, 12/01/25	1,955	2,097,324
Kansas City MO Mun Assist Corp. NPFGC-RE 5.00%, 4/15/13	7,215	7,379,069
Springfield MO Pub Util 5.00%, 12/01/18–12/01/19	7,190	8,728,318

		18,204,711

Nevada–3.5%
Clark Cnty NV Airport PFC (McCarran Airport) Series 2008 5.25%, 7/01/17	16,695	19,335,481
Series A 5.00%, 7/01/13–7/01/14	8,280	8,646,501
Clark Cnty NV Arpt (McCarran Airport) AGM Series 2009 C 5.00%, 7/01/24	9,175	10,486,108
Clark Cnty NV GO AGM Series B 5.00%, 6/01/13	5,370	5,535,074
AMBAC 5.00%, 11/01/15 (Pre-refunded/ETM)	1,085	1,237,518
5.00%, 11/01/16	16,010	18,597,376
AMBAC Series A 6.50%, 6/01/17	1,760	2,169,886
Clark Cnty NV Motor Vehicle Fuel Tax 5.00%, 7/01/19	8,190	9,893,520
AMBAC 5.00%, 7/01/14–7/01/16	26,400	28,948,542
Clark Cnty NV SD GO Series 2008 A 5.00%, 6/15/21	5,000	5,815,850
AGM Series C 5.00%, 6/15/19	22,380	25,252,473
5.25%, 6/15/13	8,800	9,099,288
NPFGC Series C 5.00%, 6/15/13	5,595	5,775,495

Schedule of Investments—Diversified Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value

NPFGC-RE Series A 5.00%, 6/15/17	$27,880	$31,209,987
5.25%, 6/15/14	5,505	5,947,052
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13(a)	970	965,383
Nevada GO Series 2008C 5.00%, 6/01/15	4,555	5,096,134
Series 2009 B 5.00%, 5/01/14	1,790	1,917,609

		195,929,277

New Hampshire–0.1%
Manchester NH Arpt (Manchester-Boston Regional Arpt) Series 2012A 5.00%, 1/01/22	6,510	7,582,653

New Jersey–4.0%
Garden St Presv Trust NJ AGM Series 05A 5.80%, 11/01/17 (Pre-refunded/ETM)	2,325	2,708,648
New Jersey COP (New Jersey Cop Equip Purchase) Series A 5.00%, 6/15/13	2,365	2,430,794
New Jersey COP (New Jersey COP Equip Purchase) Series A 5.00%, 6/15/14	5,000	5,330,100
New Jersey EDA NPFGC Series G 5.00%, 9/01/15 (Pre-refunded/ETM)	3,705	3,865,760
New Jersey EDA (New Jersey Lease Sch Fac) Series W 5.00%, 3/01/15	2,325	2,558,290
NPFGC Series G 5.00%, 9/01/13	20,445	21,301,237
New Jersey EDA (New Jersey Trnst Pj Lease) 5.00%, 5/01/15–5/01/16	55,310	62,277,960
New Jersey Trnsp Trust Fd Auth Series 2005B 5.25%, 12/15/13 (Pre-refunded/ETM)	255	270,297
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Fed Hwy Grant) NPFGC-RE Series A 5.00%, 6/15/13–6/15/14	11,520	12,135,568

New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) AGM Series C 5.75%, 12/15/12	$5,000	$5,054,600
AMBAC Series A 5.50%, 12/15/13	7,415	7,852,411
NPFGC Series 2005B 5.25%, 12/15/13	6,125	6,467,265
NPFGC Series A 5.25%, 12/15/12–12/15/13	29,185	30,343,743
NPFGC Series B 5.25%, 12/15/14	14,605	16,117,494
NPFGC-RE Series B 5.25%, 12/15/13	5,000	5,279,400
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.00%, 1/01/26	14,770	18,656,873
Tobacco Settlement Fin Corp. NJ 6.25%, 6/01/43 (Pre-refunded/ETM)	22,020	22,902,562

		225,553,002

New York–12.8%
Metropolitan Trnsp Auth NY 5.00%, 11/15/22–11/15/26	32,790	39,570,479
Series 2012D 5.00%, 11/15/16	18,660	21,728,450
New York NY GO 5.00%, 8/01/16–8/01/17	10,795	12,747,062
5.25%, 8/01/16	17,165	20,137,978
Series 2002C 5.50%, 8/01/14 (Pre-refunded/ETM)	90	91,550
5.50%, 8/01/14	4,690	4,769,027
Series 2009 C 5.00%, 8/01/17–8/01/22	18,190	21,977,184
Series 2010B 5.00%, 8/01/19	12,145	15,018,021
Series B 5.00%, 9/01/15	10,000	11,305,100
Series C 5.00%, 1/01/15–1/01/16	15,370	17,336,370
Series D 5.00%, 2/01/15	8,800	9,728,224
Series E 5.00%, 8/01/14–8/01/16	36,490	39,921,108
Series I 5.875%, 3/15/13	35	35,142
Series J 5.00%, 3/01/17	2,355	2,603,853
New York NY Trnsl Fin Auth 5.25%, 2/01/20 (Pre-refunded/ETM)	1,975	2,007,726
Series 2002A 5.00%, 11/01/22–11/01/25	34,430	42,529,631

16	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)		U.S. $ Value

Series 2003E 5.25%, 2/01/21 (Pre-refunded/ETM)	$2,710	$2,754,905
5.25%, 2/01/22 (Pre-refunded/ETM)	4,595	4,671,139
Series 2011C 5.00%, 11/01/19–11/01/25	23,420	28,993,881
Series 2012A 5.00%, 8/01/25	12,345	15,286,073
Series 2012B 5.00%, 11/01/23–11/01/26	45,535	56,549,411
NPFGC Series 2003E 5.25%, 2/01/21–2/01/22	140	142,134
New York St Dormitory Auth (New York St Lease Cuny) Series 2008B 5.00%, 7/01/15–7/01/16	33,770	38,423,366
Series A 5.75%, 7/01/13	360	374,440
New York St Dormitory Auth (New York St Lease Mental Hlth) NPFGC Series 1998D 5.25%, 2/15/13	115	115,403
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009 A 5.00%, 7/01/19–7/01/24	25,150	29,574,422
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009 G 5.00%, 3/15/19–3/15/21	13,865	17,033,596
Series 2011E 5.00%, 8/15/21	3,880	4,926,009
Series 2012A 5.00%, 12/15/22	38,755	49,310,312
Series 2012B 5.00%, 3/15/21–3/15/22	54,775	68,994,038
New York St Dormitory Auth (New York Univ) NPFGC Series A 6.00%, 7/01/18	2,865	3,615,200
New York St Dormitory Auth (Orange Regl Med Ctr) 6.00%, 12/01/13–12/01/16	14,030	15,269,144
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/18 (Pre-refunded/ETM)	3,650	4,054,201
NPFGC Series A 5.00%, 4/01/21 (Pre-refunded/ETM)	4,700	4,803,353
New York St Thruway Auth (New York St Lease Thruway Svc Contract) 5.00%, 4/01/17	37,425	44,150,647

Series 2009 5.00%, 4/01/18	$10,000	$12,067,900
New York St Thruway Auth (New York St Pers Income Tax) AGM Series 2005A 5.00%, 3/15/18	4,210	4,674,026
New York St Thruway Auth (New York St Thruway Auth Ded Tax) NPFGC-RE Series B 5.00%, 4/01/13–4/01/16	50,925	57,069,068

		724,359,573

North Carolina–3.1%
North Carolina Eastern Mun Pwr Agy Series 2009 B 5.00%, 1/01/17	1,020	1,181,741
Series 2012B 5.00%, 1/01/21	13,215	16,113,050
Series A 5.00%, 1/01/14–1/01/15	9,510	10,197,783
6.00%, 1/01/26 (Pre-refunded/ETM)	1,720	2,357,243
North Carolina Infra Fin Corp. COP Series A 5.00%, 2/01/13	4,295	4,362,947
AGM Series A 5.00%, 2/01/13–2/01/15	20,000	21,225,400
North Carolina Mun Pwr Agy #1 5.25%, 1/01/14	15,545	16,469,772
5.50%, 1/01/13 (Pre-refunded/ETM)	1,210	1,225,476
5.50%, 1/01/13 (Pre-refunded/ETM)	1,455	1,473,973
Series A 5.25%, 1/01/15–1/01/17	64,050	72,395,402
5.50%, 1/01/13	2,640	2,673,238
Series C 5.25%, 1/01/14–1/01/17	18,155	20,224,723
AMBAC Series A 5.25%, 1/01/15	5,490	5,556,868

		175,457,616

Ohio–3.8%
Cincinnati OH Wtr Series A 5.00%, 12/01/15	5,780	6,586,830
Cleveland OH Arpt Sys AMBAC Series 2006 A 5.00%, 1/01/23	3,145	3,393,769
5.25%, 1/01/20	2,315	2,697,670
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21(a)	3,650	2,579,455

Schedule of Investments—Diversified Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value

Cuyahoga Cnty OH Econ Dev (Cuyahoga Cnty OH Lease) Series 2010G 5.00%, 12/01/19–12/01/24	$93,725	$110,506,440
Ohio GO Series 2011A 5.00%, 8/01/20–8/01/21	57,430	71,882,648
Ohio Wtr Dev Auth (Cleveland Electric Illum) Series 2008C 7.25%, 11/01/32	7,005	7,044,018
Univ of Cincinnati OH 5.00%, 6/01/20–6/01/21	6,795	8,310,574
Univ of Toledo OH 5.00%, 6/01/21	2,610	3,106,370

		216,107,774

Oklahoma–0.1%
Mcgee Creek Auth OK Wtr NPFGC 6.00%, 1/01/23	3,980	4,642,829

Oregon–0.6%
Oregon Dept of Admin Svc COP Series 2009 D 5.00%, 11/01/21–11/01/23	18,535	21,982,149
Port of Portland OR (Portland Intl Arpt) Series 2010 20C 5.00%, 7/01/23	1,405	1,608,290
Portland OR Swr Sys NPFGC Series A 5.00%, 6/15/13	5,090	5,260,413
Washington Cnty OR SD #48-J GO AGM 5.00%, 6/01/13	4,600	4,746,096

		33,596,948

Pennsylvania–5.2%
Allegheny Cnty PA Arpt Auth (Pittsburgh Intl Airport) NPFGC 5.00%, 1/01/18	1,585	1,788,546
Allegheny Cnty PA GO NPFGC Series C-54 5.375%, 11/01/18 (Pre-refunded/ETM)	3,400	3,413,736
Allegheny Cnty PA Hosp Dev Auth (Upmc Health Sys) Series 2008A 5.00%, 9/01/14	46,500	50,465,520
Series B 5.00%, 6/15/18	8,200	8,786,054
Allegheny Cnty PA Redev Auth (Pittsburgh Mills Spl Tax) 5.10%, 7/01/14	225	229,383
Central Bucks PA SD GO 5.00%, 5/15/16 (Pre-refunded/ETM)	2,045	2,376,004

NPFGC-RE 5.00%, 5/15/16	$2,955	$3,395,384
Pennsylvania Pub Sch Bldg Auth (Philadelphia PA SD Lease) AGM Series A 5.00%, 6/01/14	5,410	5,760,893
Pennsylvania Turnpike Comm 5.00%, 6/01/15	4,260	4,687,363
Series 2009 B 5.00%, 6/01/16-6/01/20	50,085	58,113,151
Philadelphia PA Arpt (Philadelphia Intl Airport) 5.00%, 6/15/21	6,225	7,242,352
Series 2010D 5.00%, 6/15/19–6/15/21	28,140	32,235,197
5.25%, 6/15/22–6/15/23	20,485	23,348,987
Series 2011A 5.00%, 6/15/16–6/15/19	12,650	14,539,264
Philadelphia PA IDA (Univ of Pennsylvania) Series 2007 0.75%, 4/26/14(g)	7,300	7,230,358
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/14–9/01/20	38,650	44,158,675
Series 2009 5.125%, 9/01/22	9,080	10,374,626
Southeastern PA Trnsp Auth 5.00%, 3/01/23–3/01/24	12,245	14,351,804

		292,497,297

Puerto Rico–3.1%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/21	23,840	25,808,946
Series 2010ZZ 5.00%, 7/01/17	5,835	6,502,932
5.25%, 7/01/18	2,205	2,476,039
Puerto Rico Govt Dev Bank Series B 5.00%, 12/01/13	3,540	3,679,511
Puerto Rico Infra Fin Auth Series 2011C 3.00%, 12/15/26	7,415	7,505,686
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series M 5.50%, 7/01/13	15,205	15,715,584
AMBAC Series 2003H 5.50%, 7/01/16	5,415	5,937,114
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/21	36,000	41,734,440
Series 2009A 5.375%, 8/01/20 (Pre-refunded/ETM)	10,315	13,317,593
5.375%, 8/01/20	39,685	46,262,392
5.50%, 8/01/23	5,040	5,802,401

		174,742,638

18	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)		U.S. $ Value

Rhode Island–0.4%
Rhode Island Depositors Corp. Series A 6.375%, 8/01/22 (Pre-refunded/ETM)	$5,780	$8,082,347
AGM Series A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,907,970
5.75%, 8/01/19 (Pre-refunded/ETM)	4,940	6,112,558
Rhode Island Higher Ed Svgs Tr (Rhode Island DOT Fed Hwy Grant) AGC Series 2009A 5.25%, 6/15/17	7,955	9,438,926

		25,541,801

South Carolina–0.4%
Greenville Cnty SD SC Lease 5.00%, 12/01/13–12/01/15	14,850	16,352,753
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) 5.25%, 12/01/23–12/01/25	2,315	2,461,384
South Carolina Pub Svc Auth Series 2002D 5.25%, 1/01/14 (Pre-refunded/ETM)	445	450,478
5.25%, 1/01/14 (Pre-refunded/ETM)	410	415,047
AGM 5.25%, 1/01/14 (Pre-refunded/ETM)	1,225	1,240,080

		20,919,742

Tennessee–0.1%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) Series 2010 B 5.00%, 7/01/16–7/01/17	3,590	4,058,583
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A 5.25%, 9/01/21	2,115	2,377,239

		6,435,822

Texas–9.6%
Austin TX Utils Sys AGM 5.00%, 11/15/13	3,035	3,194,580
Bell Cnty TX Hlth Fac Dev Corp. 6.50%, 7/01/19 (Pre-refunded/ETM)	1,000	1,258,240
Camino Real Regl Mob Auth TX 5.00%, 2/15/14–2/15/21	60,940	65,964,773
Series 2008 5.00%, 8/15/21	205	205,000

Clear Creek TX ISD GO Series A 5.00%, 2/15/16	$1,280	$1,470,656
Conroe TX ISD GO 5.00%, 2/15/16	6,260	6,948,600
Dallas Fort Worth TX Intl Arpt 5.00%, 11/01/14	2,500	2,730,600
Series 2009A 5.00%, 11/01/15	6,415	7,147,272
Series 2012F 5.00%, 11/01/21–11/01/25	17,850	20,193,961
AMBAC Series 2003 A 5.50%, 11/01/14	2,000	2,103,560
Dallas TX GO 5.00%, 2/15/13	2,190	2,228,741
Dallas TX ISD GO 5.00%, 2/15/22	5,065	6,283,031
Garland TX GO Series 2010 5.00%, 2/15/24	3,800	4,554,148
Harris Cnty TX Fld Ctl Dist GO Series A 5.25%, 10/01/20 (Pre-refunded/ETM)	1,920	2,099,558
5.25%, 10/01/22 (Pre-refunded/ETM)	4,795	5,243,428
5.25%, 10/01/23 (Pre-refunded/ETM)	5,255	5,746,448
Harris Cnty TX GO 5.25%, 10/01/24 (Pre-refunded/ETM)	3,660	4,009,969
5.25%, 10/01/24	10,340	11,289,626
Series 2010 A 5.00%, 10/01/23–10/01/25	17,570	21,419,076
Houston TX Arpt Sys Series 2009 A 5.00%, 7/01/21	2,090	2,417,545
Houston TX Wtr & Swr Sys AMBAC Series B 5.75%, 12/01/16 (Pre-refunded/ETM)	3,000	3,026,460
5.75%, 12/01/17 (Pre-refunded/ETM)	2,000	2,017,640
Lower Colorado River Auth TX 5.00%, 5/15/22–5/15/24	50,085	59,023,960
Series 1999 A 5.875%, 5/15/16	2,325	2,333,998
North Texas Tollway Auth TX Series 2008H 5.00%, 1/01/42 (Pre-refunded/ETM)	5,000	5,058,500
North Texas Tollway Auth TX (Texas St Hwy Fund Third Tier) Series 2011D 5.00%, 9/01/24	5,000	6,028,350
5.25%, 9/01/25–9/01/26	35,870	43,690,663

Schedule of Investments—Diversified Municipal Portfolio	19

Principal Amount (000)		U.S. $ Value

Plano TX GO 5.00%, 9/01/13	$5,045	$5,265,315
Retama TX Dev Corp. 8.75%, 12/15/13 (Pre-refunded/ETM)	2,045	2,245,533
8.75%, 12/15/14 (Pre-refunded/ETM)	3,860	4,543,645
8.75%, 12/15/15 (Pre-refunded/ETM)	1,200	1,505,136
SA Energy Acq Pub Fac Corp. Gas (Goldman Sachs Group, Inc.) 5.25%, 8/01/15	1,880	2,054,727
San Antonio TX Elec & Gas 5.00%, 2/01/20–2/01/23	61,590	75,043,815
5.375%, 2/01/13	5,000	5,085,250
San Antonio TX Wtr Series 2011A 3.00%, 5/15/13	1,150	1,169,907
5.00%, 5/15/23–5/15/26	21,200	25,753,609
Spring TX ISD GO 5.00%, 8/15/20–8/15/21	8,365	10,438,830
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	1,160	1,230,296
Texas A & M Univ Series 2009 D 5.00%, 5/15/18	2,000	2,443,200
Texas GO 5.00%, 10/01/22–10/01/25	47,335	59,139,649
Texas Mun Pwr Agy NPFGC Zero Coupon, 9/01/13	2,345	2,322,300
Texas PFA (Texas Lease Bldg & Procur) AMBAC 5.00%, 2/01/15	5,000	5,405,000
Texas Trnsp Comm (Central Texas Turnpike) Series 2009 2.75%, 8/15/42	8,270	8,322,763
Texas Trnsp Comm (Texas St Hwy Fund First Tier) 5.00%, 4/01/14–4/01/16	14,985	16,861,789
Series 2007 5.00%, 4/01/24	8,380	9,769,236
Univ of Texas Series D 5.00%, 8/15/14	5,850	6,353,392

		542,641,775

Virginia–0.0%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	1,584	1,677,361

Washington–7.5%
Central Puget Sound WA RTA AMBAC Series A 5.00%, 11/01/18 (Pre-refunded/ETM)	$1,015	$1,136,567
Chelan Cnty WA PUD #1 Series 2011A 5.00%, 7/01/20	3,110	3,692,752
Series 2011B 5.00%, 7/01/21	5,000	5,950,250
5.25%, 7/01/22	3,565	4,265,629
Cowlitz Cnty WA Spl Swr (Cowlitz Cnty WA Special Swr) NPFGC-RE 5.50%, 11/01/19	1,435	1,640,793
Energy Northwest WA (Bonneville Power Admin) Series 2007C 5.00%, 7/01/17	2,625	3,142,650
Series 2012A 5.00%, 7/01/18–7/01/21	92,520	114,177,661
Series A 5.00%, 7/01/14	7,380	7,974,902
5.50%, 7/01/13	3,840	3,990,413
Series C 5.00%, 7/01/14–7/01/16	21,300	23,468,635
Series D 5.00%, 7/01/13	5,060	5,239,428
AMBAC Series A 5.00%, 7/01/18	5,040	5,641,222
NPFGC Series A 5.25%, 7/01/13	6,545	6,789,194
Grant Cnty WA PUD #2 Series 2011A 5.00%, 1/01/20–1/01/23	13,725	16,689,962
King Cnty WA SD #001 GO Series A 5.00%, 12/01/12–12/01/13	53,690	54,865,912
King Cnty WA Swr Series 2011B 5.00%, 1/01/23	4,415	5,386,962
Port of Seattle WA 5.00%, 6/01/22	1,995	2,369,781
Series 2010C 5.00%, 2/01/17	2,590	2,976,635
Seattle WA Mun Light & Pwr AGM 5.00%, 8/01/13	10,060	10,454,050
Tacoma WA Elec Sys AGM 5.00%, 1/01/15	20,945	22,912,364
Washington Fed Hwy Grant 5.00%, 9/01/21	19,110	23,927,249
Washington St GO Series 2003A 5.00%, 7/01/13 (Pre-refunded/ETM)	55	56,950

20	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)		U.S. $ Value

Series A 5.00%, 7/01/13	$10,330	$10,697,025
Series C 5.00%, 7/01/14	27,730	29,975,575
AGM 5.00%, 7/01/15	5,405	6,082,895
AGM Series 2007A 5.00%, 7/01/14	6,260	6,766,935
AGM Series B 5.00%, 7/01/13	5,785	5,990,541
AGM Series D 5.00%, 1/01/14	2,655	2,809,176
AMBAC 5.00%, 1/01/13–1/01/14	26,335	27,044,342
AMBAC Series C 5.00%, 1/01/16	7,770	8,885,694
NPFGC Series 2003R 5.00%, 7/01/13	2,025	2,096,948

		427,099,092

Wisconsin–1.1%
Wisconsin GO Series 2004A 5.00%, 5/01/13 (Pre-refunded/ETM)	4,015	4,124,810
5.00%, 5/01/13	8,555	8,791,460
NPFGC Series 1 5.25%, 5/01/13	4,545	4,677,214
NPFGC Series B 5.00%, 5/01/13	4,750	4,881,005
NPFGC-RE Series 3 5.25%, 5/01/13	5,500	5,659,995
Wisconsin Trnsp Auth Series 2005B 5.00%, 7/01/13 (Pre-refunded/ETM)	3,260	3,375,600
Wisconsin Trnsp Auth (Wisconsin Trnsp Auth Spl Tax) Series 2005B 5.00%, 7/01/13	1,010	1,045,966
Series 2012-2 5.00%, 7/01/23	3,420	4,303,489
AGM Series A 5.25%, 7/01/14–7/01/16	12,610	14,497,658
NPFGC-RE 5.00%, 7/01/16	6,885	7,988,321
NPFGC-RE Series I 5.00%, 7/01/17	2,000	2,388,220

		61,733,738

Total Long-Term Municipal Bonds (cost $4,902,626,827)		5,240,526,180

Short-Term Municipal Notes–1.1%
California–0.0%
Sacramento Cnty CA Santn Dist Fing Auth (Sacramento Regl Cnty Santn Dist CA) 0.20%, 12/01/36(h)	$2,075	$2,075,000

Connecticut–0.0%
Connecticut Hlth & Ed Fac Auth (Yale Univ) Series 2001V-1 0.16%, 7/01/36(h)	1,000	1,000,000

Mississippi–0.6%
Mississippi Business Fin Corp. (Chevron USA, Inc.) Series 2009 C 0.20%, 12/01/30(h)	18,720	18,720,000
Series 2009 F 0.20%, 12/01/30(h)	2,900	2,900,000
Series 2010C 0.19%, 12/01/30(h)	2,500	2,500,000
Series 2010L 0.20%, 11/01/35(h)	9,900	9,900,000

		34,020,000

New York–0.3%
New York NY Trnsl Fin Auth 0.20%, 11/01/22(h)	15,870	15,870,000

Texas–0.2%
Harris Cnty TX Cult Ed Fac Fin Corp. (Texas Medical Center) Series 2010B-1 0.20%, 9/01/31(h)	8,170	8,170,000

Total Short-Term Municipal Notes (cost $61,135,000)		61,135,000

Total Municipal Obligations (cost $4,963,761,827)		5,301,661,180

CORPORATES-INVESTMENT GRADES–4.2%
Financial Institutions–2.0%
Banking–1.5%
Bank of America Corp. 7.375%, 5/15/14	6,380	6,983,873
Bear Stearns Cos. LLC (The) 5.70%, 11/15/14	1,571	1,720,375
Capital One Financial Corp. 2.125%, 7/15/14	12,993	13,257,603
Citigroup, Inc. 2.65%, 3/02/15	8,048	8,243,784
Goldman Sachs Group, Inc. (The) 5.15%, 1/15/14	5,430	5,701,522
5.25%, 10/15/13	20,300	21,186,785

Schedule of Investments—Diversified Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value

JPMorgan Chase & Co. 1.875%, 3/20/15	$1,875	$1,912,986
2.05%, 1/24/14	8,878	9,034,954
Merrill Lynch & Co., Inc. 5.45%, 2/05/13	15,236	15,468,806

		83,510,688

Finance–0.5%
General Electric Capital Corp. 2.15%, 1/09/15	27,608	28,413,132
5.90%, 5/13/14	1,678	1,814,985

		30,228,117

		113,738,805

Industrial–2.2%
Capital Goods–0.3%
Caterpillar Financial Services Corp. 1.10%, 5/29/15	3,027	3,063,760
Caterpillar, Inc. 0.95%, 6/26/15	13,617	13,750,310

		16,814,070

Communications-Telecommunications–0.5%
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, 2/01/14	4,726	5,027,051
7.375%, 11/15/13	2,463	2,646,678
Verizon Communications, Inc. 1.95%, 3/28/14	20,918	21,394,784
5.25%, 4/15/13	1,676	1,719,481

		30,787,994

Consumer Cyclical-Automotive–0.5%
Daimler Finance North America LLC 6.50%, 11/15/13	13,819	14,710,436
Ford Motor Credit Co. LLC 7.00%, 4/15/15	12,630	14,145,600

		28,856,036

Consumer Non-Cyclical–0.1%
Watson Pharmaceuticals, Inc. 1.875%, 10/01/17	2,797	2,784,162

Technology–0.8%
Hewlett-Packard Co. 1.55%, 5/30/14	3,543	3,563,283
6.125%, 3/01/14	23,316	24,856,465
International Business Machines Corp. 0.55%, 2/06/15	14,866	14,904,741

		43,324,489

		122,566,751

Utility–0.0%
Electric–0.0%
Exelon Generation Co. LLC 5.35%, 1/15/14	$1,266	$1,334,522

Total Corporates–Investment Grades (cost $234,189,612)		237,640,078

GOVERNMENTS-TREASURIES–0.7%
U.S. Treasury–0.7%
U.S. Treasury Notes 0.375%, 6/30/13 (cost $41,292,293)	41,325	41,386,327

SHORT-TERM INVESTMENTS–0.5%
Time Deposit–0.5%
State Street Time Deposit 0.01%, 10/01/12 (cost $28,137,265)	28,137	28,137,265

Total Investments—99.0% (cost $5,267,380,997)		5,608,824,850

Other assets less liabilities—1.0%		58,644,342

Net Assets—100.0%		$5,667,469,192

(a)	Illiquid security.
(b)	Security is in default and is non-income producing.
(c)	Fair valued by the Adviser.
(d)	Non-income producing security.
(e)	Variable rate coupon, rate shown as of September 30, 2012.
(f)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(g)	Floating Rate Security. Stated interest rate was in effect at September 30, 2012.
(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2012, the Fund held 19.7% of net assets in insured bonds (of this amount 8.6% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

CSD—Central/Community School District

22	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

DOT—Department of Transportation

EDA—Economic Development Agency

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

IDA—Industrial Development Authority/Agency

ISD—Independent School District

LID—Local Improvement District

MFHR—Multi-Family Housing Revenue

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

PCR—Pollution Control Revenue Bond

PFA—Public Finance Authority

PFC—Passenger Facility Charge

PUD—Public Utility District

RTA—Regional Transportation Authority

SD—School District

SRF—State Revolving Fund

USD—Unified School District

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

September 30, 2012

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–97.9%
Long-Term Municipal Bonds–97.9%
California–85.4%
Bay Area Infra Fin Auth NPFGC-RE 5.00%, 8/01/17	$20,130	$20,197,033
Bay Area Toll Auth CA 5.00%, 4/01/16–4/01/22	39,845	46,554,951
5.00%, 4/01/25(a)	12,235	15,003,046
Series 2006 F 5.00%, 4/01/20	5,250	6,000,540
California Dept Wtr Res Cen Vy 5.00%, 12/01/16 (Pre-refunded/ETM)	380	418,441
Series AM 5.00%, 12/01/14(a)	3,000	3,227,430
FGIC 5.25%, 12/01/18 (Pre-refunded/ETM)	65	67,185
NPFGC 5.00%, 12/01/16 (Pre-refunded/ETM)	60	66,070
California Dept Wtr Res Pwr 5.00%, 5/01/17–5/01/18	24,600	30,004,778
Series 2010L 5.00%, 5/01/15–5/01/20	14,690	17,953,111
AGM 5.00%, 5/01/17	21,050	25,131,174
California DOT Fed Hwy Grant NPFGC-RE Series A 5.00%, 2/01/13–2/01/14	24,215	25,092,190
California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13	10,800	11,202,948
Series A 5.00%, 7/01/18–7/01/20	33,030	40,437,945
5.25%, 7/01/14	2,820	3,061,110
NPFGC 5.00%, 7/01/15	4,460	4,819,521
NPFGC Series A 5.25%, 7/01/13	8,420	8,734,150
California GO NPFGC 5.00%, 8/01/24	50	50,103
California Infra & Eco Dev Bk (Broad Collection) Series 2011A 5.00%, 6/01/21	20,615	25,845,438

Schedule of Investments—California Municipal Portfolio	23

Principal Amount (000)		U.S. $ Value

California Infra & Eco Dev Bk (Workers Comp Spl Assmt) AMBAC 5.00%, 10/01/15	$1,070	$1,115,839
California Mun Fin Auth (UTS BioEnergy LLC) Series 2011A-2 3.95%, 12/01/15(a)	3,635	3,706,355
California Pub Wks Brd (CA Lease Dept Corr St Prisons) AMBAC Series A 5.00%, 12/01/19	2,630	2,916,539
California Pub Wks Brd (CA Lease State Univ Sys) NPFGC-RE 5.00%, 10/01/14	3,740	4,045,521
California Pub Wks Brd (Univ of California Lease) 5.00%, 4/01/21–12/01/23	12,370	14,805,230
Series 2009E 5.00%, 4/01/23	1,950	2,300,727
NPFGC-RE 5.00%, 6/01/15–9/01/16	4,605	5,228,663
California Spl Dist Assn Fin Corp. COP AGM Series Z 5.50%, 8/01/17 (Pre-refunded/ETM)	440	487,828
California State Univ 5.00%, 11/01/24	1,490	1,751,286
Series 2011A 5.25%, 11/01/26	5,500	6,651,865
Series 2012A 5.00%, 11/01/26	10,930	13,199,177
AMBAC Series B 5.00%, 11/01/14	3,575	3,909,441
NPFGC-RE Series A 5.00%, 11/01/24 (Pre-refunded/ETM)	1,570	1,613,583
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	35,305	36,466,888
California Statewide CDA (Jewish Home St Ins) 4.50%, 11/15/13	530	531,362
California Statewide CDA (Kaiser Permanente) Series 2002C 5.00%, 11/01/29	2,630	3,062,346
Series E-1-REMK 5.00%, 4/01/44	1,000	1,164,390
California Statewide CDA (Odd Fellows Home) Series 2012A 5.00%, 4/01/20–4/01/22(a)	2,000	2,349,230

California Statewide CDA (Redlands Cmnty Hospital) RADIAN Series A 5.00%, 4/01/13	$1,295	$1,318,025
California Statewide CDA (Southern CA Edison Coompany) XLCA Series B 4.10%, 4/01/28	14,055	14,306,725
Chaffey CCD CA GO NPFGC Series B 5.00%, 6/01/25	1,440	1,554,494
Coati-Rohnert Pk USD CA GO NPFGC-RE 5.00%, 8/01/20	2,020	2,245,311
Contra Costa Cnty CA Wtr Dist (Contra Costa CA Wtr Dist) Series 2012Q 5.00%, 10/01/20	5,315	6,670,591
Gilroy CA USD GO NPFGC-RE 5.25%, 8/01/20	1,900	1,970,243
Golden St Tobacco Sec CA 5.625%, 6/01/38 (Pre-refunded/ETM)	16,765	17,364,349
6.25%, 6/01/33 (Pre-refunded/ETM)	15,295	15,899,764
6.75%, 6/01/39 (Pre-refunded/ETM)	12,355	12,888,489
Series B 5.50%, 6/01/43 (Pre-refunded/ETM)	10,240	10,597,683
Golden St Tobacco Sec CA (California Tobacco Sec/st App) AMBAC Series A 5.00%, 6/01/20	10,970	10,988,649
Grossmont-Cuyamaca CCD CA GO AGC 5.25%, 8/01/17	1,150	1,382,783
Industry CA GO 5.00%, 7/01/17	3,655	4,293,638
Inland Valley CA Dev Agy 5.25%, 4/01/13 (Pre-refunded/ETM)	2,890	2,960,776
5.50%, 4/01/14 (Pre-refunded/ETM)	1,320	1,420,624
Lincoln CA CFD #2003-1 5.35%, 9/01/16 (Pre-refunded/ETM)	705	750,346
5.90%, 9/01/24 (Pre-refunded/ETM)	1,100	1,176,252
Loma Linda CA Hosp (Loma Linda Univ Med Ctr) Series A 5.00%, 12/01/13	1,145	1,188,636
Long Beach CA Bond Fin Auth (Long Beach CA Lease Aquarium) 5.00%, 11/01/23	4,025	4,758,717

24	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)		U.S. $ Value

Long Beach CA Bond Fin Auth (Long Beach CA Lease Pub Safety) AMBAC 5.25%, 11/01/19–11/01/22	$3,765	$3,773,992
Long Beach CA Harbor Series 2010A 5.00%, 5/15/22–5/15/25	16,895	20,402,282
Series B 5.00%, 5/15/21	6,500	8,005,335
Long Beach CA USD GO 5.00%, 8/01/15–8/01/16	7,850	9,009,742
Series 2008A 5.00%, 8/01/18	9,845	12,062,586
Series A 5.00%, 8/01/25	1,000	1,175,930
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2010A 5.00%, 5/15/23–5/15/25	25,915	31,178,328
Series A 5.00%, 5/15/13	4,000	4,113,720
5.25%, 5/15/23–5/15/24	15,955	19,195,585
5.50%, 5/15/14–5/15/17	14,790	17,007,170
Los Angeles CA Dept W&P Wtr Series 2012C 5.00%, 7/01/23	1,540	1,947,145
Los Angeles CA GO NPFGC Series A 5.00%, 9/01/16 (Pre-refunded/ETM)	3,240	3,381,199
Los Angeles CA Harbor Dept 5.00%, 8/01/23	2,500	3,079,075
Los Angeles CA USD GO AMBAC Series 2004G 5.00%, 7/01/13	3,260	3,375,828
FGIC Series A-1 5.00%, 7/01/20–7/01/22	13,485	15,012,799
NPFGC Series A-2 5.00%, 7/01/20	11,000	12,261,040
Los Angeles CA Wstwtr Sys Series 2012C 5.00%, 6/01/23–6/01/25	11,335	14,146,898
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles Cnty CA MTA Sales Tax) 5.00%, 7/01/21	2,000	2,403,000
Los Angeles Cnty CA Pub Wks (Los Angeles Cnty CA Master Lease) NPFGC-RE Series A 5.00%, 9/01/13	5,265	5,467,755
M-S-R Pub Pwr Agy CA NPFGC 5.00%, 7/01/13	3,715	3,839,044

Mammoth CA USD GO NPFGC Zero Coupon, 8/01/21–8/01/22	$2,100	$1,539,856
Met Wtr Dist Southern CA Wtr 5.75%, 8/10/18	7,600	9,089,068
Series A 5.75%, 7/01/21 (Pre-refunded/ETM)	1,615	1,949,030
5.75%, 7/01/21	2,045	2,549,522
NPFGC Series B-3 5.00%, 10/01/18 (Pre-refunded/ETM)	3,410	3,728,460
Monrovia CA Redev Agy (Monrovia CA Ctrl Redev Proj Area #1) 12.00%, 6/01/12	2,830	2,726,111
Northern CA Pwr Agy (Northern CA Power Agy Hydro #1) Series 2012A 5.00%, 7/01/25–7/01/27	3,980	4,772,770
Oakland CA USD GO NPFGC 5.00%, 8/01/13	1,335	1,376,972
Orange Cnty CA Pub Fin Auth (Orange Cnty CA Lease) NPFGC 5.00%, 7/01/13	16,480	17,020,214
Orange Cnty CA Santn COP 5.00%, 2/01/18–2/01/19	9,155	11,222,236
Series 2009A 5.00%, 2/01/20	1,890	2,290,415
Pittsburg CA Redev Agy 9.60%, 6/01/16 (Pre-refunded/ETM)	1,000	1,316,010
Port of Oakland CA Series 2012P 5.00%, 5/01/22–5/01/25(a)	15,720	18,257,687
NPFGC Series 2007C 5.00%, 11/01/18	1,900	2,186,767
Rancho Santiago CA CCD GO AGM 5.00%, 9/01/25 (Pre-refunded/ETM)	2,275	2,579,691
Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	2,000	2,302,660
Sacramento CA Mun Util Dist Series 2012Y 5.00%, 8/15/25	4,555	5,558,512
Sacramento CA USD GO Series 2011 5.00%, 7/01/24	4,945	5,704,651

Schedule of Investments—California Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value

Sacramento Cnty CA Santn Dist Fing Auth (Sacramento Regl Cnty Santn Dist CA) AMBAC 5.50%, 12/01/21	$1,175	$1,527,947
San Diego CA Pub Fac Fin Auth (San Diego CA Swr) 5.00%, 5/15/21	14,905	18,231,647
Series 2009 B 5.00%, 5/15/18	20,615	25,170,709
San Diego CA Pub Fac Fin Auth (San Diego CA Wtr) Series 2012A 5.00%, 8/01/26	1,905	2,368,334
San Diego Cnty CA COP AMBAC 5.00%, 2/01/15	2,000	2,171,980
San Diego Cnty CA Wtr Auth AGM Series 2008A 5.00%, 5/01/19	2,795	3,341,339
San Diego Cnty CA Wtr Auth COP AGM Series 2008A 5.00%, 5/01/24	4,860	5,554,105
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) 5.00%, 5/01/15–5/01/25	17,690	19,903,872
5.25%, 5/01/18	4,655	5,500,860
Series 2009C-2 5.00%, 5/01/16	11,520	13,157,338
Series 2011C 5.00%, 5/01/21	3,900	4,608,864
AGC Series 2008-34E 5.00%, 5/01/16	1,345	1,515,385
San Francisco City/Cnty CA Pub Util Wtr Series 2009A 5.00%, 11/01/28	2,000	2,356,540
Series 2011A 5.00%, 11/01/25	11,320	13,800,552
NPFGC 5.25%, 10/01/14	5,245	5,363,117
San Ramon Vly USD CA GO AGM 5.25%, 8/01/20 (Pre-refunded/ETM)	1,000	1,090,160
Santa Fe Springs CA CDA (Santa Fe Springs CA Tax Alloc) NPFGC 5.375%, 9/01/17	560	560,700
South Placer CA Wstwtr Auth Series 2011C 5.00%, 11/01/19–11/01/20	5,430	6,593,656
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&p Pwr) 5.00%, 7/01/22	4,000	4,888,960

Series 2010-1 5.00%, 7/01/25	$8,235	$9,734,758
Univ of California Series 2007J 5.00%, 5/15/16 (Pre-refunded/ETM)	395	446,713
5.00%, 5/15/16	5,935	6,691,950
Series 2009 Q 5.25%, 5/15/22	3,510	4,103,646
Series 2010U 5.00%, 5/15/24	4,215	5,061,288
Series 2012G 5.00%, 5/15/25	10,000	12,297,900

		965,960,934

Arizona–0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	210	211,058

Colorado–0.2%
Denver CO City & Cnty Arpt (Denver Intl Airport) 5.75%, 11/15/20	1,700	2,134,809
Series D 7.75%, 11/15/13	175	182,072

		2,316,881

Florida–3.7%
Broward Cnty FL Sch Brd COP 5.00%, 7/01/18	2,000	2,346,540
Citizens Ppty Ins Corp. FL Series 2009A1 6.00%, 6/01/16	13,125	15,256,762
Dupree Lakes CDD FL 6.83%, 11/01/15	210	208,692
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/15–7/01/16	17,080	19,462,936
Lake Ashton II CDD FL Series B 4.875%, 11/01/10(b)(c)	320	208,000
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	2,400	2,652,456
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) Series 2009A 5.75%, 10/01/21	1,055	1,264,038
New River CDD FL 1.00%, 5/01/18–5/01/38(b)	1,080	486,000
Series 2010A1 5.75%, 5/01/38(b)	245	179,465
Series 2010B1 5.00%, 5/01/15(b)	235	220,075
Series B 5.00%, 5/01/13(b)(d)	405	4

26	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)		U.S. $ Value

Sterling Hill CDD FL Series B 5.50%, 11/01/10(b)(e)	$155	$93,000

		42,377,968

Guam–0.1%
Guam Wtrworks Auth 5.50%, 7/01/16	1,500	1,599,240

Illinois–0.8%
Bolingbrook IL Sales Tax 6.00%, 1/01/26	4,450	2,836,074
Illinois GO 5.00%, 8/01/18	5,000	5,815,150

		8,651,224

Louisiana–0.0%
Coves of The Highland CDD LA 5.60%, 11/01/13(b)(c)(f)	3,200	0

Massachusetts–0.5%
Massachusetts GO Series 2011A 5.00%, 4/01/25	4,830	5,876,806

Nevada–0.0%
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13(b)	315	313,501

North Carolina–0.6%
North Carolina Eastern Mun Pwr Agy Series 2009 SER B 5.00%, 1/01/16	2,375	2,684,819
Series C 5.30%, 1/01/15	3,580	3,624,499

		6,309,318

Ohio–1.1%
American Mun Pwr OH (Goldman Sachs Group, Inc.) Series 2008A 5.00%, 2/01/13	10,350	10,491,898
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21(b)	2,210	1,561,807

		12,053,705

Puerto Rico–4.2%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/22	10,190	10,855,305
Series 2007TT 5.00%, 7/01/21	3,850	4,107,180
Series 2007V V 5.50%, 7/01/20	3,065	3,468,630
Puerto Rico GO Series 2007A 5.50%, 7/01/18	2,650	2,922,049
Series 2012A 5.00%, 7/01/20	1,850	1,966,975

NPFGC Series 2001A 5.50%, 7/01/19	$6,965	$7,676,266
Puerto Rico Govt Dev Bank NPFGC Series 2009 4.75%, 12/01/15	5,535	5,624,224
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/15	2,570	2,785,109
Puerto Rico Sales Tax Fin Corp. 5.00%, 8/01/24	4,300	4,782,331
Series C 5.00%, 8/01/22	2,565	3,101,701

		47,289,770

Texas–1.2%
Dallas Fort Worth TX Intl Arpt Series 2009A 5.00%, 11/01/21	1,180	1,323,854
Houston TX Arpt Sys Series 2011A 5.00%, 7/01/19	10,290	12,128,823

		13,452,677

Virginia–0.1%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	537	568,651

Total Municipal Obligations (cost $1,033,684,131)		1,106,981,733

CORPORATES-INVESTMENT GRADES–2.4%
Financial Institutions–1.4%
Banking–1.4%
American Express Credit Corp. 1.75%, 6/12/15	5,914	6,049,265
Capital One Financial Corp. 2.125%, 7/15/14	1,543	1,574,423
2.15%, 3/23/15	2,000	2,050,680
JPMorgan Chase & Co. 1.875%, 3/20/15	6,345	6,473,544

		16,147,912

Industrial–1.0%
Consumer Cyclical-Automotive–0.5%
Daimler Finance North America LLC 6.50%, 11/15/13	2,445	2,602,722
Ford Motor Credit Co. LLC 7.00%, 4/15/15	2,475	2,772,000

		5,374,722

Schedule of Investments—California Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value

Technology–0.5%
Hewlett-Packard Co. 6.125%, 3/01/14	$5,273	$5,621,382

		10,996,104

Total Corporates–Investment Grades (cost $26,755,703)		27,144,016

SHORT-TERM INVESTMENTS–1.9%
Time Deposit–1.9%
State Street Time Deposit 0.01%, 10/01/12 (cost $21,851,166)	21,851	21,851,166

Total Investments—102.2% (cost $1,082,291,000)		1,155,976,915

Other assets less liabilities—(2.2)%		(24,612,032)

Net Assets—100.0%		$1,131,364,883

(a)	When-Issued or delayed delivery security.
(b)	Illiquid security.
(c)	Security is in default and is non-income producing.
(d)	Non-income producing security.
(e)	Defaulted.
(f)	Fair valued by the Adviser.

As of September 30, 2012, the Fund held 21.9% of net assets in insured bonds (of this amount 5.3% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CCD—Community College District

CDA—Community Development Authority

CDD—Community Development District

CFD—Community Facilities District

COP—Certificate of Participation

DOT—Department of Transportation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

IDA—Industrial Development Authority/Agency

LID—Local Improvement District

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

RADIAN—Radian Asset Assurance Inc.

USD—Unified School District

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

September 30, 2012

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–96.1%
Long-Term Municipal Bonds–96.1%
New York–74.9%
Albany Cnty NY Arpt Auth AGM Series 2010A 5.00%, 12/15/16–12/15/22	$13,090	$15,197,008
Albany Cnty NY GO NPFGC-RE 5.00%, 10/01/12	205	205,000
Erie Cnty NY Fiscal Stability Auth (Erie Cnty NY Sales Tax) Series 2011C 5.00%, 12/01/23	5,925	7,244,971
Erie Cnty NY IDA AGM 5.00%, 5/01/14 (Pre-refunded/ETM)	1,120	1,203,160
5.75%, 5/01/24 (Pre-refunded/ETM)	1,520	1,650,796
Erie Cnty NY IDA (Buffalo NY SD) 5.00%, 5/01/22	5,800	6,962,668
AGM Series A 5.00%, 5/01/16	1,210	1,390,278
Long Island Pwr Auth NY Series 2010A 5.00%, 5/01/15	6,450	7,136,280
NPFGC Series F 5.00%, 5/01/13–5/01/16	34,690	37,973,453
Metropolitan Trnsp Auth NY Series 2010D 5.25%, 11/15/24	10,755	12,819,422
Series 2010G 5.00%, 11/15/21	9,305	11,185,820
5.25%, 11/15/22–11/15/26	33,880	40,577,365
Series 2011C 5.00%, 11/15/24	2,890	3,447,076
Series 2011D 5.00%, 11/15/22–11/15/25	11,775	14,169,466
Series B 5.00%, 11/15/16–11/15/17	6,645	7,728,121
AMBAC Series A 5.50%, 11/15/18 (Pre-refunded/ETM)	5,325	5,358,068
AMBAC Series B 5.00%, 7/01/20 (Pre-refunded/ETM)	535	536,578

28	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)		U.S. $ Value

Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) AGM Series 2002A 5.25%, 11/15/12	$7,425	$7,468,585
NPFGC Series A 5.25%, 11/15/13	2,660	2,806,965
NPFGC-RE Series A 5.25%, 11/15/15–11/15/16	13,115	15,342,453
Nassau Cnty NY GO 5.00%, 4/01/21–4/01/22	5,915	7,043,957
Series 2012A 5.00%, 4/01/14–4/01/15	11,075	11,977,817
NPFGC-RE Series A 6.00%, 7/01/13	1,000	1,038,890
Nassau Cnty NY Interim Fin Auth (Nassau Cnty NY Sales Tax) AMBAC 5.375%, 11/15/15–11/15/16	1,100	1,103,811
AMBAC Series B 5.00%, 11/15/14	3,595	3,775,325
AMBAC Series H 5.25%, 11/15/13	1,745	1,842,231
New York NY GO 5.00%, 8/01/13–10/01/24	26,945	30,354,112
5.25%, 9/01/14–9/01/16	17,910	20,363,418
Series 1993E 5.00%, 8/01/23	6,855	8,399,500
Series 2002C 5.50%, 8/01/13 (Pre-refunded/ETM)	150	152,583
5.50%, 8/01/13–8/01/14	14,675	14,924,645
5.50%, 8/01/14 (Pre-refunded/ETM)	130	132,239
Series 2003A 5.25%, 8/01/17 (Pre-refunded/ETM)	715	744,479
5.25%, 8/01/17	4,990	5,192,744
Series 2011A 5.00%, 8/01/26	14,275	17,148,415
Series 2012I 5.00%, 8/01/16	12,545	14,599,495
Series C 5.00%, 1/01/16	4,410	5,029,429
5.50%, 9/15/19 (Pre-refunded/ETM)	1,000	1,050,180
Series E 5.00%, 8/01/16	5,500	6,400,735
Series I 5.00%, 8/01/14	2,700	2,925,936
AGM 5.25%, 8/01/14	1,750	1,904,403
NPFGC 5.00%, 8/01/16	2,350	2,552,523
NPFGC-RE 5.00%, 8/01/13	2,750	2,858,873
Principal Amount (000)		U.S. $ Value

New York NY Hlth & Hosp Corp. Series 2008A 5.00%, 2/15/14	$10,215	$10,846,083
New York NY IDA (Magen David Yeshivah) ACA 4.99%, 6/15/13(a)	1,180	1,085,600
New York NY Mun Wtr Fin Auth 5.00%, 6/15/19–6/15/26	49,525	58,334,059
Series FF 5.00%, 6/15/25	24,730	29,745,244
New York NY Tfa Bldg Aid Series 2011 S-1A 5.00%, 7/15/25	4,420	5,313,415
New York NY Trnsl Fin Auth 5.00%, 11/01/12–2/01/24	39,300	43,832,001
5.25%, 8/01/14	1,300	1,415,987
5.25%, 2/01/20 (Pre-refunded/ETM)	6,310	6,414,557
Series 2003E 5.25%, 2/01/21 (Pre-refunded/ETM)	1,965	1,997,560
Series 2004C
5.25%, 2/01/13	710	721,836
5.25%, 2/01/13 (Pre-refunded/ETM)	4,300	4,370,520
5.25%, 2/01/21 (Pre-refunded/ETM)	3,630	3,868,927
Series 2006A 5.00%, 8/01/13 (Pre-refunded/ETM)	18,175	18,886,915
5.00%, 8/01/13	25	25,992
Series 2011A-1 5.00%, 11/01/23	15,315	18,968,087
Series 2012B 5.00%, 11/01/24	8,705	10,888,301
Series 2012E-1 5.00%, 2/01/25	1,540	1,894,493
NPFGC 5.25%, 2/01/20	115	116,891
NPFGC Series 2003E 5.25%, 2/01/21	35	35,539
NPFGC-RE 5.00%, 11/01/13	18,405	19,347,336
5.50%, 11/01/13	540	542,176
New York NY Trst for Cult Res (Lincoln Center Performing Arts) 5.75%, 12/01/16	22,830	27,013,141
New York NY Trst for Cult Res (Whitney Museum of American Art) 5.00%, 7/01/21	4,745	5,662,683
New York St Dormitory Auth NPFGC 5.20%, 2/15/16 (Pre-refunded/ETM)	1,000	1,129,810

Schedule of Investments—New York Municipal Portfolio	29

Principal Amount (000)		U.S. $ Value

New York St Dormitory Auth (Brookdale Hospital Med Ctr) NPFGC 5.20%, 2/15/14	$1,140	$1,143,602
New York St Dormitory Auth (Ithaca College) 5.00%, 7/01/17	12,195	13,414,378
New York St Dormitory Auth (Montefiore Medical Center) 5.00%, 8/01/14	1,000	1,069,610
New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	1,360	1,567,563
New York St Dormitory Auth (Mt Sinai School of Medicine) 5.00%, 7/01/19	4,390	5,168,435
New York St Dormitory Auth (New York NY Lease Mun Hlth Fac Proj) Series 2010 5.00%, 1/15/13	1,500	1,520,115
New York St Dormitory Auth (New York St Lease Mental Hlth) 5.00%, 2/15/15–2/15/16	26,330	29,657,313
AGM 5.00%, 2/15/16	3,830	4,374,243
NPFGC 5.00%, 8/15/17	480	480,538
NPFGC Series 1998D 5.25%, 2/15/13	110	110,385
New York St Dormitory Auth (New York St Lease Secured Hosp) 4.00%, 2/15/13–8/15/15	9,160	9,580,260
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009 A 5.00%, 7/01/22	6,050	7,147,772
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/16–2/15/19	53,745	63,904,682
Series 2008 A 5.00%, 3/15/20	4,750	5,702,232
Series 2009 D 5.00%, 6/15/18–6/15/20	9,230	11,341,707
Series 2012A 5.00%, 12/15/21–12/15/23	11,575	14,677,590
Series 2012B 5.00%, 3/15/22	3,850	4,855,119
Series G 5.00%, 3/15/17–3/15/18	15,885	19,109,319
AGM 5.00%, 3/15/13	2,525	2,579,363
AMBAC 5.00%, 3/15/15	1,760	1,955,360
Principal Amount (000)		U.S. $ Value

NPFGC-RE 5.50%, 3/15/14	$4,750	$4,858,775
New York St Dormitory Auth (New York Univ) NPFGC Series A 6.00%, 7/01/18	1,000	1,261,850
New York St Dormitory Auth (State Univ of New York) Series 2011A 5.00%, 7/01/24	3,125	3,803,625
New York St Dormitory Auth (Winthrop So Nassau Univ Hlth) AMBAC Series A 5.25%, 7/01/18	1,000	1,001,960
AMBAC Series B 5.25%, 7/01/19	1,325	1,327,398
New York St Dormitory Auth (Wyckoff Heights Medical Ctr) NPFGC 5.20%, 2/15/16	5,820	5,839,846
New York St Energy Res & Dev Auth (New York St Elec and Gas Corp.) NPFGC Series 2010C 0.595%, 4/01/34(a)(b)(c)	17,725	16,388,872
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/14–6/15/25	25,030	26,845,110
Series 2009 A 5.25%, 6/15/24	7,300	8,991,483
New York St Envrn Fac Corp. (New York St Pers Income Tax) NPFGC-RE 5.00%, 12/15/23	1,060	1,152,750
New York St Liberty Dev Corp. (National Sports Museum Proj) 6.125%, 2/15/19(a)(d)	1,980	20
New York St Loc Gov Asst Corp. 5.00%, 4/01/18-4/01/20	22,670	27,300,717
AGM 0.135%, 4/01/17(a)(b)(c)	7,675	7,110,128
5.00%, 4/01/13	4,230	4,330,082
New York St Mortgage Agy SFMR (New York St Mortgage Agy) 4.50%, 4/01/23	275	273,628
New York St Pwr Auth NPFGC 5.00%, 11/15/16	6,180	7,259,213
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/18 (Pre-refunded/ETM)	895	994,112
New York St Thruway Auth (New York St Pers Income Tax) 5.00%, 3/15/14-3/15/16	10,950	12,477,007
Series 2010A 5.00%, 3/15/25	5,425	6,611,230

30	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)		U.S. $ Value

AGM 5.00%, 3/15/14–3/15/15	$8,840	$9,665,727
AGM Series 2005A 5.00%, 3/15/18	1,035	1,149,078
AMBAC 5.00%, 3/15/15	10,170	11,298,870
New York St Thruway Auth (New York St Thruway Auth Ded Tax) 5.00%, 4/01/17	21,620	25,505,330
Series 2012A 5.00%, 4/01/25	18,980	23,274,035
AGM Series 5B 5.00%, 4/01/14	30,960	33,123,175
AMBAC 5.25%, 4/01/14	3,190	3,424,274
NPFGC 5.00%, 4/01/24	1,060	1,162,544
5.25%, 4/01/13–4/01/14	11,175	11,670,788
NPFGC-RE Series B 5.00%, 4/01/13–4/01/16	27,135	28,935,348
New York St Thruway Auth (New York St Thruway Gen Toll Road) Series 2012I 5.00%, 1/01/25	5,155	6,151,616
AMBAC 5.00%, 1/01/13–1/01/14	12,285	12,753,707
New York St UDC (New York St Lease Svc Contract) 5.00%, 1/01/19	3,525	4,197,253
New York St UDC (New York St Pers Income Tax) 5.00%, 3/15/16	2,045	2,354,061
AMBAC 5.00%, 12/15/20	6,265	7,045,870
Niagara Falls NY Bridge Comm FGIC 6.30%, 10/01/12 (Pre-refunded/ETM)	4,670	4,670,000
Port Authority of NY & NJ 3.00%, 10/01/14	7,705	8,078,924
NPFGC-RE 5.00%, 12/01/19	15,290	16,571,455
XLCA 5.00%, 10/01/19	3,700	4,119,210
XLCA Series CONS 143rd 5.00%, 10/01/17	6,370	7,167,970
Schenectady Cnty NY Cap Res (Ellis Hospital) 1.75%, 2/15/18	2,800	2,835,952
Suffolk Cnty NY EDA (Catholic Hlth Svcs of Long Island) 5.00%, 7/01/16–7/01/17	2,900	3,310,670
Principal Amount (000)		U.S. $ Value

Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) 5.00%, 6/01/14	$12,365	$13,303,503
Tompkins Cnty NY IDA (Ithaca College) 5.00%, 7/01/16	2,665	2,943,652
Triborough Brdg & Tunl Auth NY 5.00%, 11/15/15–11/15/19	40,235	47,146,783
5.25%, 11/15/12–11/15/13	14,455	14,954,661
5.50%, 1/01/17 (Pre-refunded/ETM)	9,370	10,313,372
Series 2011A 5.00%, 1/01/27	7,000	8,520,050
Series 2012B 5.00%, 11/15/19–11/15/23	27,980	35,231,918
NPFGC 5.125%, 1/01/18 (Pre-refunded/ETM)	8,165	8,186,556
5.25%, 11/15/15	3,145	3,599,012
Troy Res Corp. (Rensselaer Polytechnic Institute) 5.00%, 9/01/16-9/01/21	7,490	8,637,219
Series 2010B 5.00%, 9/01/17–9/01/18	9,100	10,711,535
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) 5.25%, 9/15/16	975	841,357
Yonkers NY GO Series 2011A 5.00%, 10/01/14–10/01/16	4,555	4,982,069
NPFGC 5.00%, 8/01/14	5,275	5,581,952

		1,374,983,314

Alabama–0.7%
Alabama Pub Sch & Clg Auth Series B 5.00%, 5/01/18	11,055	13,401,203

Arizona–0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	285	286,436

California–2.3%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	5,000	6,165,850
Series A 5.00%, 7/01/18–7/01/20	27,975	34,244,227
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009 E 5.00%, 5/01/21	1,280	1,506,061

		41,916,138

Schedule of Investments—New York Municipal Portfolio	31

Principal Amount (000)		U.S. $ Value

Colorado–0.1%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series D 7.75%, 11/15/13	$340	$353,739
Todd Creek Farms Met Dist #1 CO 5.60%, 12/01/14(a)	2,765	1,520,750

		1,874,489

District of Columbia–0.4%
Metro Washington Arpt Auth VA 5.00%, 10/01/19-10/01/21	5,795	6,892,007

Florida–5.5%
Citizens Ppty Ins Corp. FL Series 2009A1 6.00%, 6/01/16	32,725	38,040,195
Series 2010A 5.00%, 6/01/16	7,230	8,147,342
Dupree Lakes CDD FL 6.83%, 11/01/15	295	293,162
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15(a)(d)	2,415	1,802,991
Florida Brd of Ed Lottery Series 2010C 5.00%, 7/01/18	16,355	19,764,200
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/15	13,660	15,194,428
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(a)(d)	955	286,500
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/16-10/01/17	4,805	5,374,382
Live Oak CDD FL Series 2010 7.36%, 11/01/20	370	403,448
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	3,300	3,647,127
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport)
5.75%, 10/01/20	1,595	1,955,582
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	1,165	1,179,411
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(a)	85	90,937
Series 2010A-2 6.125%, 5/01/35(a)	200	175,168
Series 2010B 5.125%, 5/01/17(a)	455	427,973
Series 4B 5.125%, 5/01/09(a)(e)(f)	185	0
Principal Amount (000)		U.S. $ Value

Parkway Center CDD FL Series B 5.625%, 5/01/14	$1,485	$1,371,516
Polk Cnty FL SD Sales Tax AGM 5.00%, 10/01/16	2,665	3,026,427
Sterling Hill CDD FL Series B 5.50%, 11/01/10(a)(g)	160	96,000

		101,276,789

Georgia–0.4%
Main Street Nat Gas, Inc. (JP Morgan Chase) Series A 5.00%, 3/15/17	6,975	7,861,592

Guam–0.1%
Guam COP Series 2010A 6.00%, 12/01/20	1,625	1,732,673

Illinois–1.4%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	1,090	862,800
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(a)(d)	1,307	771,261
Cortland IL SSA #10 5.125%, 3/01/14(a)(g)	2,545	1,196,176
Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	1,620	1,615,237
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	3,960	3,968,514
Illinois GO 5.00%, 8/01/15	15,000	16,619,700

		25,033,688

Indiana–0.7%
Indiana Bond Bank Gas (JP Morgan Chase) 5.25%, 10/15/18–10/15/21	10,745	12,663,334

Louisiana–0.1%
Isabella Lakes CDD LA 6.00%, 8/01/22(a)(d)	1,515	454,500
Juban Parc LA CDD (Juban Parc CDD LA) 5.15%, 10/01/14(a)(d)	1,155	386,879
Whispering Springs CDD LA 5.20%, 10/01/21(a)(d)	1,500	382,500

		1,223,879

Michigan–0.2%
Detroit MI Swr Disp Series 2012A 5.00%, 7/01/22	2,985	3,357,080

32	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)		U.S. $ Value

Nevada–0.5%
Clark Cnty NV Arpt (McCarran Airport) AGM Series C 2009 5.00%, 7/01/23	$7,400	$8,516,586

New Jersey–0.1%
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) Series 2011A 5.00%, 6/15/21	2,195	2,663,676

North Carolina–0.3%
North Carolina Eastern Mun Pwr Agy 5.00%, 1/01/15	1,475	1,613,901
5.375%, 1/01/17	2,285	2,313,814
North Carolina Mun Pwr Agy #1 Series A 5.25%, 1/01/17	2,290	2,681,956

		6,609,671

Ohio–0.3%
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21(a)	1,230	869,241
Ohio Air Quality Dev Auth (Cleveland Electric Illum) 7.25%, 11/01/32	4,905	4,932,321

		5,801,562

Pennsylvania–1.1%
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/16–9/01/21	14,925	16,998,865
5.25%, 9/01/23	2,175	2,484,394

		19,483,259

Puerto Rico–5.2%
Puerto Rico Elec Pwr Auth 5.50%, 7/01/18–7/01/19	11,470	12,995,979
Series 2010AAA 5.25%, 7/01/21	8,575	9,426,069
Series 2010ZZ 5.25%, 7/01/22	7,900	8,546,141
NPFGC 5.50%, 7/01/16	3,695	4,120,960
Puerto Rico GO 5.00%, 7/01/13	4,980	5,132,587
5.25%, 7/01/14	1,305	1,377,088
Puerto Rico Govt Dev Bank 5.00%, 12/01/12–12/01/14	9,390	9,512,828
Series B 5.00%, 12/01/13	4,410	4,583,798
NPFGC Series 2009 4.75%, 12/01/15	7,460	7,580,255
Principal Amount (000)		U.S. $ Value

Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N 2.784%, 7/01/28(c)	$1,090	$871,967
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/15	4,245	4,600,307
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/22	23,245	26,714,781

		95,462,760

Tennessee–1.1%
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A 5.25%, 9/01/21	17,375	19,529,326

Texas–0.0%
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	10	10,606

Virginia–0.0%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	805	852,447

Washington–0.7%
Port of Seattle WA 5.00%, 2/01/21	11,010	12,922,767

Total Municipal Obligations (cost $1,648,787,497)		1,764,355,282

CORPORATES-INVESTMENT GRADES–0.7%
Financial Institutions–0.3%
Banking–0.1%
Capital One Financial Corp. 2.15%, 3/23/15	1,500	1,538,010

Finance–0.2%
General Electric Capital Corp. 1.625%, 7/02/15	4,304	4,379,281

		5,917,291

Industrial–0.4%
Consumer Cyclical-Automotive–0.3%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	4,040	4,524,800

Technology–0.1%
Hewlett-Packard Co. 6.125%, 3/01/14	2,173	2,316,568

		6,841,368

Total Corporates–Investment Grades (cost $12,586,107)		12,758,659

Schedule of Investments—New York Municipal Portfolio	33

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–1.7%
Time Deposit – 1.7%
State Street Time Deposit 0.01%, 10/01/12 (cost $32,055,317)	$32,055	$32,055,317

Total Investments—98.5% (cost $1,693,428,921)		1,809,169,258

Other assets less liabilities—1.5%		27,002,993

Net Assets—100.0%		$1,836,172,251

(a)	Illiquid security.
(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2012 and the aggregate market value of these securities amounted to $23,499,000 or 1.28% of net assets.
(c)	Variable rate coupon, rate shown as of September 30, 2012.
(d)	Security is in default and is non-income producing.
(e)	Non-income producing security.
(f)	Fair valued by the Adviser.
(g)	Defaulted.

As of September 30, 2012, the Fund held 21.1% of net assets in insured bonds (of this amount 6.1% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ACA—ACA Financial Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

EDA—Economic Development Agency

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

IDA—Industrial Development Authority/Agency

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

SD—School District

SFMR—Single Family Mortgage Revenue

SSA—Special Services Area

UDC—Urban Development Corporation

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

34	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

SCB–MU–1945–0912

ANNUAL REPORT

AllianceBernstein Blended Style Funds

Tax-Managed International Portfolio

International Portfolio

September 30, 2012

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 20, 2012 (unaudited)

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Blended Style Funds Tax-Managed International and International Portfolios (each a “Portfolio,” and collectively, the “Portfolios”) for the annual reporting period ended September 30, 2012.

Investment Objective and Policies

On October 25, 2012, the Board of Directors of the Portfolios approved modifications to certain of the non-fundamental investment policies (those policies that may be changed without a shareholder vote) of the Portfolios in order to give the Portfolios greater flexibility in implementing their investment strategies. The changes to each Portfolio’s investment policies are expected to take effect on or about February 1, 2013. There are no changes to either Portfolio’s investment objective.

Since 2003, each Portfolio has had a non-fundamental investment policy stating that normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks. Historically, AllianceBernstein L.P. (the “Adviser”) has rebalanced the Portfolios as necessary to maintain these targeted allocations within certain ranges. Under the recently approved changes, the investment policies requiring specified allocations to the value and growth disciplines, and the related references to rebalancing to maintain these allocations, will be eliminated to permit the Portfolios to pursue investment opportunities across multiple research strategies. Following the implementation of the change, the Portfolios may own stocks from the Adviser’s bottom-up fundamental research in value, growth, stability and other strategies.

The Portfolios’ investment objective is to provide long-term capital growth. The Portfolios invest primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index, plus Canada.

The Adviser diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolios will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolios also invest in less developed or emerging equity markets. The Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns. The International Portfolio is managed without regard to tax considerations.

The Portfolios may invest in companies of any size. The Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e.,

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	1

cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios will generally invest in foreign currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolios will generally invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolios to the equity markets.

Investment Results

The tables on pages 6 and 9 show the Portfolios’ performance compared to the benchmark, the MSCI EAFE Index (net).

Both Portfolios underperformed their benchmark for the six- and 12-month periods ended September 30, 2012, before sales charges. For the 12-month period, stock selection in the consumer discretionary and materials sectors was the largest detractor from relative performance, while stock selection in the energy and technology sectors was the largest positive contributor. An underweight to the Japanese yen and Australian dollar also detracted from performance.

For the six-month period, stock selection in the consumer and financial services sectors detracted from relative performance, as well as an underweight to the healthcare sector, which outperformed. Positive stock selection in the industrials, technology and energy sectors partially offset the underperformance. Currency exposures detracted from performance.

The Portfolios did not utilize leverage during either period. The Portfolios utilized derivatives including forward currency exchange contracts for hedging and investment purposes, which detracted from performance for both periods; futures for hedging purposes which detracted for the six-month period and added for the 12-month period, and written options for hedging purposes, which added to performance for both periods. The Portfolios purchased a put option to protect against potential declines in the euro area, which had a negative impact during both periods.

Market Review and Investment Strategy

Global capital markets remained volatile and highly correlated with the ongoing European debt crisis and challenges to global economic growth during the 12-month period ended September 30, 2012. Bold and aggressive monetary actions by central banks, especially in the U.S. and Europe, continued to boost liquidity in the markets. The European Central Bank’s (“ECB”) Long-Term Refinancing Operations provided liquidity to regional banks early in the period, reducing the risk of a European banking crisis. This was followed

2	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

by the plan announced by the ECB in September 2012 to purchase sovereign bonds to alleviate interest rate pressures, especially for Spain and Italy. Also during the period, the U.S. Federal Reserve launched its third quantitative-easing program and reaffirmed low interest rates until mid-2015. This monetary stimulus has provided support to the global economy, which is growing at a moderate pace. Equity markets in general generated attractive returns during the period, as corporate earnings growth remained solid.

Despite recent equity gains in the markets, in the Blend Solutions Team’s (the “Team’s”) view, widespread opportunities continue to be available in the markets. While investor sentiment is likely to remain volatile in the near term, the Team believes risk aversion and the focus on macro issues will continue to drive investment opportunities across geographies and styles.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI EAFE Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Portfolios.

A Word About Risk

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social instability.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, including notably the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the Portfolios had invested only pursuant to the equity style that performed better during that period. Also, as the Portfolios will be periodically rebalanced to maintain the target allocation between styles, there will be transaction costs which may be, over time, significant.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Management Risk: The Portfolios are subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

These risks are fully discussed in the Portfolios’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	5

Disclosures and Risks

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(unaudited)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds Tax-Managed International Portfolio
Class A	-5.29%	8.10%

Class B*	-5.69%	7.23%

Class C	-5.60%	7.38%

MSCI EAFE Index (net)	-0.70%	13.75%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

1/30/04* TO 9/30/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed International Portfolio Class A shares (from 1/30/04* to 9/30/12) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 1/30/2004.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	8.10%	3.47%
5 Years	-11.5%	-12.26%
Since Inception*	0.13%	-0.37%

Class B Shares
1 Year	7.23%	3.23%
5 Years	-12.18%	-12.18%
Since Inception*(a)	-0.55%	-0.55%

Class C Shares
1 Year	7.38%	6.38%
5 Years	-12.13%	-12.13%
Since Inception*	-0.58%	-0.58%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)

Class A Shares
1 Year		3.47%
5 Years		-12.26%
Since Inception*		-0.37%

Class B Shares
1 Year		3.23%
5 Years		-12.18%
Since Inception*(a)		-0.55%

Class C Shares
1 Year		6.38%
5 Years		-12.13%
Since Inception*		-0.58%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 2.02%, 2.76% and 2.69% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 1/30/2004.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	7

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
Returns
Class A Shares
1 Year	3.47%
5 Years	-12.53%
Since Inception*	-0.85%

Class B Shares
1 Year	3.40%
5 Years	-12.33%
Since Inception*(a)	-0.94%

Class C Shares
1 Year	6.58%
5 Years	-12.27%
Since Inception*	-0.97%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)

Class A Shares
1 Year	2.79%
5 Years	-9.56%
Since Inception*	0.16%

Class B Shares
1 Year	2.47%
5 Years	-9.48%
Since Inception*(a)	0.04%

Class C Shares
1 Year	4.49%
5 Years	-9.44%
Since Inception*	0.01%

*	Inception date: 1/30/2004.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds International Portfolio
Class A	-5.22%	8.32%

Class B*	-5.67%	7.38%

Class C	-5.59%	7.50%

MSCI EAFE Index (net)	-0.70%	13.75%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

1/30/04* TO 9/30/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Portfolio Class A shares (from 1/30/04* to 9/30/12) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 1/30/2004.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	9

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	8.32%	3.68%
5 Years	-11.26%	-12.03%
Since Inception*	0.38%	-0.12%

Class B Shares
1 Year	7.38%	3.38%
5 Years	-11.95%	-11.95%
Since Inception*(a)	-0.30%	-0.30%

Class C Shares
1 Year	7.50%	6.50%
5 Years	-11.91%	-11.91%
Since Inception*	-0.34%	-0.34%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)

Class A Shares
1 Year		3.68%
5 Years		-12.03%
Since Inception*		-0.12%

Class B Shares
1 Year		3.38%
5 Years		-11.95%
Since Inception*(a)		-0.30%

Class C Shares
1 Year		6.50%
5 Years		-11.91%
Since Inception*		-0.34%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.69%, 2.46% and 2.40% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Inception date: 1/30/2004.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

10	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax-Managed International Portfolio

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$947.10	$12.61	2.59%
Hypothetical**	$1,000	$1,012.05	$13.03	2.59%
Class B
Actual	$1,000	$943.10	$16.18	3.33%
Hypothetical**	$1,000	$1,008.35	$16.72	3.33%
Class C
Actual	$1,000	$944.00	$15.94	3.28%
Hypothetical**	$1,000	$1,008.60	$16.47	3.28%

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	11

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

International Portfolio

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$947.80	$10.81	2.22%
Hypothetical**	$1,000	$1,013.90	$11.18	2.22%
Class B
Actual	$1,000	$943.30	$15.40	3.17%
Hypothetical**	$1,000	$1,009.15	$15.92	3.17%
Class C
Actual	$1,000	$944.10	$14.43	2.97%
Hypothetical**	$1,000	$1,010.15	$14.43	2.97%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

12	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Fund Expenses

TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $ 3,448.7

*	All data are as of September 30, 2012. The Portfolio’s country and sector breakdowns are expressed as a percentage of long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	13

Portfolio Summary

INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $ 1,495.4

*	All data are as of September 30, 2012. The Portfolio’s country and sector breakdowns are expressed as a percentage of long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

14	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio Summary

TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.1%
Financials – 23.6%
Capital Markets – 3.2%
Credit Suisse Group AG(a)	904,260	$19,119,887
Deutsche Bank AG	422,500	16,734,973
Macquarie Group Ltd.	896,297	26,281,803
UBS AG(a)	3,951,227	48,113,148

		110,249,811

Commercial Banks – 9.4%
Banco Bilbao Vizcaya Argentaria SA	2,562,423	20,160,778
Banco do Brasil SA	846,500	10,355,506
Banco Santander SA(a)	2,841,074	21,206,914
Bank of Montreal	225,700	13,338,592
BNP Paribas SA	340,228	16,130,577
HSBC Holdings PLC	8,056,730	74,845,007
Intesa Sanpaolo SpA	9,331,330	14,228,821
Itau Unibanco Holding SA (ADR)	546,220	8,346,242
KB Financial Group, Inc. (ADR)	234,960	8,291,738
Lloyds Banking Group PLC(a)	20,857,910	13,133,297
Mitsubishi UFJ Financial Group, Inc.	6,078,600	28,445,125
National Australia Bank Ltd.	1,037,981	27,290,406
National Bank of Canada	150,630	11,399,524
Royal Bank of Scotland Group PLC(a)	10,985	45,641
Societe Generale SA(a)	704,484	19,963,607
Sumitomo Mitsui Financial Group, Inc.	660,600	20,583,094
Westpac Banking Corp.	638,951	16,383,237

		324,148,106

Diversified Financial Services – 2.0%
IG Group Holdings PLC	4,272,320	30,816,652
ING Groep NV(a)	3,003,100	23,785,144
ORIX Corp.	141,010	14,123,507

		68,725,303

Insurance – 6.2%
Admiral Group PLC	2,709,759	46,182,135
Aegon NV	2,496,476	12,978,640
AIA Group Ltd.	16,684,000	61,500,524
Allianz SE	148,900	17,758,325
Aviva PLC	2,737,150	14,143,803
Lancashire Holdings Ltd.	341,270	4,546,519
Prudential PLC	3,438,040	44,643,849
Suncorp Group Ltd.	1,380,500	13,167,825

		214,921,620

Real Estate Management & Development – 2.8%
Daito Trust Construction Co., Ltd.	185,500	18,621,258
Evergrande Real Estate Group Ltd.	12,312,000	4,838,563
Global Logistic Properties Ltd.	2,185,000	4,453,925

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	15

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hang Lung Group Ltd.	339,200	$2,144,222
Hang Lung Properties Ltd.	16,023,000	54,556,382
New World Development Co., Ltd.	6,869,031	10,567,549

		95,181,899

		813,226,739

Consumer Discretionary – 14.8%
Auto Components – 1.1%
Cie Generale des Etablissements Michelin – Class B	130,070	10,184,701
GKN PLC	3,636,380	12,643,730
Magna International, Inc. (Toronto) – Class A	294,830	12,748,676
NGK Spark Plug Co., Ltd.	271,000	2,851,098

		38,428,205

Automobiles – 3.1%
Bayerische Motoren Werke AG	245,480	18,000,959
Honda Motor Co., Ltd.	379,700	11,734,753
Mazda Motor Corp.(a)	8,768,000	10,233,762
Nissan Motor Co., Ltd.	2,838,700	24,159,313
Renault SA	261,860	12,269,739
Volkswagen AG (Preference Shares)	159,380	29,141,886

		105,540,412

Distributors – 1.4%
Jardine Cycle & Carriage Ltd.	124,000	4,840,175
Li & Fung Ltd.	28,374,000	43,754,222

		48,594,397

Diversified Consumer Services – 0.5%
Anhanguera Educacional Participacoes SA	648,500	10,780,343
Estacio Participacoes SA	353,800	5,933,752

		16,714,095

Hotels, Restaurants & Leisure – 2.0%
Sands China Ltd.	10,081,600	37,261,374
Shangri-La Asia Ltd.	2,959,666	5,746,820
Sodexo	337,780	25,432,197

		68,440,391

Household Durables – 0.4%
MRV Engenharia e Participacoes SA	1,377,200	8,240,442
Sony Corp.	586,900	6,862,727

		15,103,169

Leisure Equipment & Products – 0.2%
Namco Bandai Holdings, Inc.	392,500	6,649,374

Media – 0.8%
Fairfax Media Ltd.	6,857,360	2,935,280
Focus Media Holding Ltd. (ADR)	740,730	17,333,082
Informa PLC	911,530	5,938,312

		26,206,674

16	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 0.9%
Don Quijote Co., Ltd.	498,200	$19,188,260

Golden Eagle Retail Group Ltd.	6,009,000	11,727,351

		30,915,611

Specialty Retail – 2.6%
Belle International Holdings Ltd.	7,433,000	13,394,239
L’Occitane International SA	436,250	1,150,204
Nitori Holdings Co., Ltd.	398,550	36,991,031
Shimamura Co., Ltd.	55,800	6,496,127
Yamada Denki Co., Ltd.	765,110	33,563,174

		91,594,775

Textiles, Apparel & Luxury Goods – 1.8%
Cie Financiere Richemont SA	692,529	41,581,644
LVMH Moet Hennessy Louis Vuitton SA	107,415	16,124,933
Samsonite International SA	111,200	212,165
Trinity Ltd.	2,722,000	1,813,143
Yue Yuen Industrial Holdings Ltd.	692,000	2,320,686

		62,052,571

		510,239,674

Industrials – 14.0%
Aerospace & Defense – 0.8%
Saab AB	264,970	5,090,636
Safran SA	632,460	22,749,331

		27,839,967

Air Freight & Logistics – 1.3%
Kuehne & Nagel International AG	399,123	45,166,187

Airlines – 0.1%
Cathay Pacific Airways Ltd.	2,244,000	3,631,531

Building Products – 0.4%
Asahi Glass Co., Ltd.	2,325,000	15,466,896

Commercial Services & Supplies – 1.6%
Downer EDI Ltd.(a)	1,286,250	4,761,740
Edenred	283,060	7,948,212
Serco Group PLC	4,342,362	40,723,612

		53,433,564

Construction & Engineering – 0.6%
Bouygues SA	814,689	19,810,981

Electrical Equipment – 0.4%
Sumitomo Electric Industries Ltd.	1,277,700	13,512,503

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	17

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 1.3%
Jardine Matheson Holdings Ltd.	96,800	$5,495,092
Keppel Corp., Ltd.	4,279,400	39,566,425

		45,061,517

Machinery – 0.1%
IHI Corp.	1,741,000	3,877,528

Professional Services – 6.2%
Bureau Veritas SA	413,479	42,446,264
Capita PLC	6,627,118	82,998,555
Hays PLC	14,905,280	18,607,074
Intertek Group PLC	1,405,460	62,310,833
SGS SA	4,410	9,068,859

		215,431,585

Road & Rail – 0.6%
DSV A/S	428,248	9,614,050
East Japan Railway Co.	149,900	9,918,144

		19,532,194

Trading Companies & Distributors – 0.6%
Mitsubishi Corp.	600,600	10,878,578
Mitsui & Co., Ltd.	682,500	9,575,247

		20,453,825

		483,218,278

Energy – 11.8%
Energy Equipment & Services – 2.6%
AMEC PLC	1,333,800	24,752,004
Saipem SpA	203,220	9,793,240
Seadrill Ltd.	371,475	14,593,238
Technip SA	363,200	40,355,741

		89,494,223

Oil, Gas & Consumable Fuels – 9.2%
Afren PLC(a)	3,461,707	7,865,569
BG Group PLC	1,886,643	38,175,667
BP PLC	9,513,050	67,065,810
China Petroleum & Chemical Corp – Class H	6,546,000	6,071,979
ENI SpA	960,550	21,058,588
Gazprom OAO (Sponsored ADR)	922,840	9,311,456
JX Holdings, Inc.	2,947,700	16,102,030
LUKOIL OAO (London) (Sponsored ADR)	101,910	6,271,541
NovaTek OAO (Sponsored GDR)(b)	75,630	8,960,900
Petroleo Brasileiro SA (Sponsored ADR)	553,270	12,210,669
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	1,484,939	51,415,107
Suncor Energy, Inc. (New York)	1,320,730	43,385,980
Total SA	624,070	31,047,415

		318,942,711

		408,436,934

18	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 11.3%
Beverages – 0.7%
Asahi Group Holdings Ltd.	1,031,900	$25,447,814

Food & Staples Retailing – 3.6%
Delhaize Group SA	226,868	8,761,969
George Weston Ltd.	58,660	3,774,026
Jeronimo Martins SGPS SA	1,940,174	32,390,292
Koninklijke Ahold NV	1,481,580	18,556,145
Olam International Ltd.	31,742,273	52,655,755
Sugi Holdings Co., Ltd.	264,800	9,296,705

		125,434,892

Food Products – 1.8%
Nestle SA	270,230	17,050,795

Unilever PLC	1,181,430	43,136,259

		60,187,054

Household Products – 1.3%
Henkel AG & Co. KGaA	141,517	9,236,477
Reckitt Benckiser Group PLC	614,198	35,386,683

		44,623,160

Tobacco – 3.9%
British American Tobacco PLC	1,762,973	90,587,479
Imperial Tobacco Group PLC	509,810	18,886,699
Japan Tobacco, Inc.	852,800	25,527,481

		135,001,659

		390,694,579

Health Care – 5.5%
Life Sciences Tools & Services – 0.7%
Eurofins Scientific	176,622	25,053,289

Pharmaceuticals – 4.8%
AstraZeneca PLC	1,083,500	51,731,650
GlaxoSmithKline PLC	1,031,910	23,819,176
Novartis AG	567,200	34,714,603
Otsuka Holdings Co., Ltd.	532,000	16,487,184
Roche Holding AG	205,730	38,481,100

		165,233,713

		190,287,002

Materials – 4.9%
Chemicals – 2.5%
Agrium, Inc. (Toronto)	192,907	20,014,764
Air Water, Inc.	419,000	5,127,953
Arkema SA	15,670	1,466,748
Denki Kagaku Kogyo KK	1,224,000	3,793,216
DIC Corp.	1,186,000	1,923,434
Filtrona PLC	2,754,188	22,947,915

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	19

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Incitec Pivot Ltd.	337,316	$1,035,763
Koninklijke DSM NV	521,988	26,038,986
Ube Industries Ltd./Japan	1,811,000	3,888,912

		86,237,691

Construction Materials – 0.4%
Boral Ltd.	1,192,390	4,724,751
Taiheiyo Cement Corp.	3,502,000	7,538,797

		12,263,548

Metals & Mining – 2.0%
Anglo American PLC	399,000	11,745,852
Dowa Holdings Co., Ltd.	778,000	5,386,691
Goldcorp, Inc.	162,440	7,458,592
KGHM Polska Miedz SA	142,720	6,808,874
Rio Tinto PLC	545,820	25,522,102
Vale SA (Sponsored ADR) (Local Preference Shares)	690,690	11,990,378

		68,912,489

		167,413,728

Telecommunication Services – 4.4%
Diversified Telecommunication Services – 2.8%
Nippon Telegraph & Telephone Corp.	839,600	39,948,217
Telecom Italia SpA (ordinary shares)	21,932,913	22,032,772
Telecom Italia SpA (savings shares)	6,173,730	5,408,087
Telenor ASA	634,020	12,374,598
Vivendi SA	851,260	16,588,502

		96,352,176

Wireless Telecommunication Services – 1.6%
NTT DoCoMo, Inc.	10,094	16,308,623
Vodafone Group PLC	13,668,820	38,841,731

		55,150,354

		151,502,530

Information Technology – 4.3%
Computers & Peripherals – 0.4%
Fujitsu Ltd.	4,050,000	15,204,599

Electronic Equipment, Instruments & Components – 0.5%
AU Optronics Corp. (Sponsored ADR)(a)	1,033,690	3,597,241
Hon Hai Precision Industry Co., Ltd.	1,585,000	4,962,705
LG Display Co., Ltd. (ADR)(a)	766,820	9,638,928

		18,198,874

Internet Software & Services – 1.5%
Baidu, Inc. (Sponsored ADR)(a)	188,700	22,043,934
Telecity Group PLC	1,911,205	27,676,111

		49,720,045

Office Electronics – 0.4%
Konica Minolta Holdings, Inc.	1,635,500	12,581,388

20	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 1.0%
Advanced Semiconductor Engineering, Inc. (ADR)	1,462,981	$5,456,919
GCL-Poly Energy Holdings Ltd.	13,541,000	2,057,356
Samsung Electronics Co., Ltd. (GDR)(b)	18,600	6,571,745
Samsung Electronics Co., Ltd. (GDR) (London)(b)	25,600	15,440,682
Sumco Corp.(a)	643,500	4,332,023

		33,858,725

Software – 0.5%
Aveva Group PLC	368,729	11,732,215
Nintendo Co., Ltd.	45,400	5,766,839

		17,499,054

		147,062,685

Utilities – 2.5%
Electric Utilities – 0.6%
EDP – Energias de Portugal SA	4,483,900	12,318,884
Electricite de France SA	425,660	8,900,485

		21,219,369

Independent Power Producers & Energy Traders – 0.7%
APR Energy PLC	1,726,196	23,289,229

Multi-Utilities – 1.2%
E.ON AG	906,830	21,548,929
National Grid PLC	1,408,980	15,542,252
Veolia Environnement SA	322,700	3,471,944

		40,563,125

		85,071,723

Total Common Stocks (cost $3,311,932,289)		3,347,153,872

WARRANTS – 1.7%
Financials – 0.9%
Thrifts & Mortgage Finance – 0.6%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(b)	1,387,290	20,323,799

Consumer Finance – 0.3%
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(b)	1,061,060	12,443,475

		32,767,274

Information Technology – 0.7%
IT Services – 0.5%
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	753,704	18,479,315

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	21

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 0.2%
SK Hynix, Inc., Citigroup Global Markets, expiring 1/20/15(a)(b)	257,290	$5,259,522

		23,738,837

Materials – 0.1%
Chemicals – 0.1%
OCI Co., Ltd., Macquarie Bank Ltd., expiring 1/30/15(a)	21,020	3,422,806

Total Warrants (cost $58,932,975)		59,928,917

	Contracts
OPTIONS PURCHASED - PUTS – 0.0%
Options on Equity Indices – 0.0%
STOXX Europe Mid 200 Index Expiration: Dec 2012, Exercise Price: EUR 225.00(a)(c) (cost $11,267,107)	550,200	636,331

Total Investments – 98.8% (cost $3,382,132,371)		3,407,719,120
Other assets less liabilities – 1.2%		40,973,219

Net Assets – 100.0%		$3,448,692,339

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD 162,044	SEK 1,140,984	10/15/12	$11,587,554
Credit Suisse London Branch (GFX)	USD 173,640	AUD 166,642	10/15/12	(966,014)
Credit Suisse London Branch (GFX)	USD 310,042	EUR 239,170	10/15/12	(2,657,102)
Credit Suisse London Branch (GFX)	CHF 96,962	USD 103,966	1/15/13	672,397
Credit Suisse London Branch (GFX)	HKD 1,445,548	USD 186,414	1/15/13	(19,613)
Credit Suisse London Branch (GFX)	USD 77,041	EUR 59,371	1/15/13	(657,792)
Deutsche Bank AG London	EUR 116,349	USD 145,518	10/15/12	(4,015,582)
Deutsche Bank AG London	USD 158,256	NOK 967,909	10/15/12	10,615,346
Goldman Sachs Capital Markets LP	GBP 53,842	USD 85,442	10/15/12	(1,498,768)
Goldman Sachs International	EUR 10,597	USD 12,944	10/15/12	(675,699)
Goldman Sachs International	GBP 55,371	USD 86,328	10/15/12	(3,081,197)

22	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International	USD 115,706	AUD 113,550	10/15/12	$1,954,203
Goldman Sachs International	USD 75,585	JPY 5,971,294	10/15/12	938,932
Royal Bank of Canada	CAD 117,003	USD 114,831	10/15/12	(4,148,094)
Royal Bank of Canada	USD 12,196	CAD 12,234	10/15/12	244,715
Royal Bank of Scotland PLC	JPY 8,011,724	USD 102,045	10/15/12	(628,136)
Royal Bank of Scotland PLC	USD 48,210	GBP 31,109	10/15/12	2,023,218
Royal Bank of Scotland PLC	GBP 51,782	USD 83,835	1/15/13	241,680
Standard Chartered Bank	AUD 92,762	USD 92,602	10/15/12	(3,518,253)
Standard Chartered Bank	EUR 112,224	USD 138,260	10/15/12	(5,971,804)
State Street Bank & Trust Co.	USD 9,828	NOK 57,416	10/15/12	189,861
Westpac Banking Corp.	AUD 10,523	USD 10,930	10/15/12	26,465

				$656,317

PUT OPTIONS WRITTEN (see Note 3)

Description	Contracts	Exercise Price	Expiration Month	U.S. $ Value
STOXX Europe Mid 200 Index(c) (premium received $4,512,397)	550,200	EUR 190.00	December 2012	$(70,703)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the aggregate market value of these securities amounted to $69,000,123 or 2.0% of net assets.

(c)	One contract relates to 50 shares.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
NOK	– Norwegian Krone
SEK	– Swedish Krona
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	23

Tax-Managed International Portfolio—Portfolio of Investments

INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.1%
Financials – 23.5%
Capital Markets – 3.2%
Credit Suisse Group AG(a)	393,670	$8,323,851
Deutsche Bank AG	193,300	7,656,498
Macquarie Group Ltd.	383,280	11,238,785
UBS AG(a)	1,689,943	20,578,033

		47,797,167

Commercial Banks – 9.3%
Banco Bilbao Vizcaya Argentaria SA	1,084,365	8,531,629
Banco do Brasil SA	359,300	4,395,432
Banco Santander SA(a)	1,202,238	8,973,986
Bank of Montreal	97,310	5,750,901
BNP Paribas SA	147,961	7,014,991
HSBC Holdings PLC	3,443,340	31,987,767
Intesa Sanpaolo SpA	3,957,240	6,034,173
Itau Unibanco Holding SA (ADR)	231,450	3,536,556
KB Financial Group, Inc. (ADR)	130,720	4,613,109
Lloyds Banking Group PLC(a)	9,073,850	5,713,399
Mitsubishi UFJ Financial Group, Inc.	2,612,200	12,223,926
National Australia Bank Ltd.	445,591	11,715,397
National Bank of Canada	65,310	4,942,594
Societe Generale SA(a)	306,339	8,681,008
Sumitomo Mitsui Financial Group, Inc.	285,200	8,886,313
Westpac Banking Corp.	249,650	6,401,234

		139,402,415

Diversified Financial Services – 2.0%
IG Group Holdings PLC	1,811,807	13,068,737
ING Groep NV(a)	1,305,850	10,342,589
ORIX Corp.	59,070	5,916,429

		29,327,755

Insurance – 6.2%
Admiral Group PLC	1,149,543	19,591,539
Aegon NV	1,207,896	6,279,591
AIA Group Ltd.	7,056,400	26,011,286
Allianz SE	63,210	7,538,642
Aviva PLC	1,179,420	6,094,472
Lancashire Holdings Ltd.	145,960	1,944,531
Prudential PLC	1,480,940	19,230,393
Suncorp Group Ltd.	607,646	5,795,998

		92,486,452

Real Estate Management & Development – 2.8%
Daito Trust Construction Co., Ltd.	79,500	7,980,539
Evergrande Real Estate Group Ltd.	5,318,000	2,089,951
Global Logistic Properties Ltd.	951,000	1,938,527

24	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hang Lung Group Ltd.	173,800	$1,098,661
Hang Lung Properties Ltd.	7,368,000	25,087,151
New World Development Co., Ltd.	2,890,500	4,446,843

		42,641,672

		351,655,461

Consumer Discretionary – 14.9%
Auto Components – 1.3%
Cie Generale des Etablissements Michelin – Class B	55,140	4,317,555
GKN PLC	1,553,390	5,401,153
Magna International, Inc. (Toronto) – Class A	129,290	5,590,599
NGK Spark Plug Co., Ltd.	112,000	1,178,314
Valeo SA	66,210	3,060,656

		19,548,277

Automobiles – 3.0%
Bayerische Motoren Werke AG	73,220	5,369,196
Honda Motor Co., Ltd.	204,800	6,329,411
Mazda Motor Corp.(a)	3,701,000	4,319,703
Nissan Motor Co., Ltd.	1,286,300	10,947,309
Renault SA	111,910	5,243,666
Volkswagen AG (Preference Shares)	68,640	12,550,502

		44,759,787

Distributors – 1.4%
Jardine Cycle & Carriage Ltd.	52,000	2,029,751
Li & Fung Ltd.	12,314,000	18,988,845

		21,018,596

Diversified Consumer Services – 0.5%
Anhanguera Educacional Participacoes SA	269,000	4,471,723
Estacio Participacoes SA	149,900	2,514,046

		6,985,769

Hotels, Restaurants & Leisure – 2.0%
Sands China Ltd.	4,342,800	16,050,894
Shangri-La Asia Ltd.	1,269,666	2,465,326
Sodexo	143,220	10,783,348

		29,299,568

Household Durables – 0.4%
MRV Engenharia e Participacoes SA	585,600	3,503,923
Sony Corp.	251,600	2,942,004

		6,445,927

Leisure Equipment & Products – 0.2%
Namco Bandai Holdings, Inc.	171,800	2,910,478

Media – 0.8%
Fairfax Media Ltd.	3,019,940	1,292,680
Focus Media Holding Ltd. (ADR)	318,890	7,462,026
Informa PLC	386,710	2,519,286

		11,273,992

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	25

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 0.9%
Don Quijote Co., Ltd.	211,500	$8,145,959
Golden Eagle Retail Group Ltd.	2,540,000	4,957,143

		13,103,102

Specialty Retail – 2.6%
Belle International Holdings Ltd.	3,210,000	5,784,408
L’Occitane International SA	178,750	471,287
Nitori Holdings Co., Ltd.	169,600	15,741,259
Shimamura Co., Ltd.	28,900	3,364,482
Yamada Denki Co., Ltd.	323,130	14,174,783

		39,536,219

Textiles, Apparel & Luxury Goods – 1.8%
Burberry Group PLC	115,170	1,864,837
Cie Financiere Richemont SA	297,745	17,877,557
LVMH Moet Hennessy Louis Vuitton SA	45,599	6,845,234
Samsonite International SA	47,500	90,628
Trinity Ltd.	1,146,000	763,358

		27,441,614

		222,323,329

Industrials – 13.8%
Aerospace & Defense – 0.8%
Saab AB	112,870	2,168,472
Safran SA	270,700	9,736,970

		11,905,442

Air Freight & Logistics – 1.3%
Kuehne & Nagel International AG	169,425	19,172,740

Airlines – 0.1%
Cathay Pacific Airways Ltd.	1,054,000	1,705,719

Building Products – 0.5%
Asahi Glass Co., Ltd.	1,235,000	8,215,749

Commercial Services & Supplies – 1.4%
Edenred	136,803	3,841,373
Serco Group PLC	1,844,159	17,294,923

		21,136,296

Construction & Engineering – 0.6%
Bouygues SA	375,047	9,120,105

Electrical Equipment – 0.5%
Sumitomo Electric Industries Ltd.	662,700	7,008,480

Industrial Conglomerates – 1.3%
Jardine Matheson Holdings Ltd.	40,800	2,316,113
Keppel Corp., Ltd.	1,839,600	17,008,552

		19,324,665

26	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 0.1%
IHI Corp.	865,000	$1,926,515

Professional Services – 6.2%
Bureau Veritas SA	175,350	18,000,799
Capita PLC	2,855,983	35,768,559
Hays PLC	6,329,909	7,901,971
Intertek Group PLC	603,166	26,741,263
SGS SA	1,900	3,907,218

		92,319,810

Road & Rail – 0.4%
DSV A/S	159,278	3,575,747

East Japan Railway Co.	42,000	2,778,933

		6,354,680

Trading Companies & Distributors – 0.6%
Mitsubishi Corp.	251,100	4,548,137
Mitsui & Co., Ltd.	295,700	4,148,572

		8,696,709

		206,886,910

Energy – 12.0%
Energy Equipment & Services – 2.6%
AMEC PLC	573,607	10,644,716
Saipem SpA	87,050	4,194,969
Seadrill Ltd.	168,780	6,630,451
Technip SA	154,470	17,163,412

		38,633,548

Oil, Gas & Consumable Fuels – 9.4%
Afren PLC(a)	2,321,734	5,275,362
BG Group PLC	809,690	16,383,839
BP PLC	4,144,950	29,221,378
China Petroleum & Chemical Corp. – Class H	2,684,000	2,489,641
ENI SpA	455,010	9,975,398
Gazprom OAO (Sponsored ADR)	392,870	3,964,058
JX Holdings, Inc.	1,145,000	6,254,647
LUKOIL OAO (London) (Sponsored ADR)	42,220	2,598,219
NovaTek OAO (Sponsored GDR)(b)	32,110	3,804,467
Petroleo Brasileiro SA (Sponsored ADR)	237,450	5,240,522
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	642,568	22,248,525
Suncor Energy, Inc. (New York)	623,590	20,484,932
Total SA	271,400	13,502,121

		141,443,109

		180,076,657

Consumer Staples – 11.5%
Beverages – 0.7%
Asahi Group Holdings Ltd.	436,000	10,752,250

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	27

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Food & Staples Retailing – 3.9%
Delhaize Group SA	84,840	$3,276,643
George Weston Ltd.	78,330	5,039,541
Jeronimo Martins SGPS SA	843,956	14,089,448
Koninklijke Ahold NV	640,910	8,027,119
Olam International Ltd.	14,169,746	23,505,521
Sugi Holdings Co., Ltd.	113,600	3,988,315

		57,926,587

Food Products – 1.7%
Nestle SA	115,010	7,256,825
Unilever PLC	503,027	18,366,474

		25,623,299

Household Products – 1.3%
Henkel AG & Co. KGaA	60,961	3,978,779
Reckitt Benckiser Group PLC	264,069	15,214,191

		19,192,970

Tobacco – 3.9%
British American Tobacco PLC	765,125	39,314,695
Imperial Tobacco Group PLC	218,010	8,076,517
Japan Tobacco, Inc.	364,600	10,913,836

		58,305,048

		171,800,154

Health Care – 5.1%
Biotechnology – 0.1%
Actelion Ltd.(a)	21,480	1,076,703

Life Sciences Tools & Services – 0.7%
Eurofins Scientific	76,102	10,794,835

Pharmaceuticals – 4.3%
AstraZeneca PLC	466,770	22,285,909
GlaxoSmithKline PLC	467,290	10,786,273
Novartis AG	236,780	14,491,755
Roche Holding AG	87,050	16,282,408

		63,846,345

		75,717,883

Materials – 4.8%
Chemicals – 2.4%
Agrium, Inc. (Toronto)	82,000	8,507,782
Air Water, Inc.	182,000	2,227,417
Arkema SA	6,857	641,831
DIC Corp.	591,000	958,473
Filtrona PLC	1,164,664	9,703,989
Koninklijke DSM NV	224,847	11,216,326
Teijin Ltd.	776,000	1,896,230
Ube Industries Ltd./Japan	533,000	1,144,556

		36,296,604

28	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Construction Materials – 0.3%
Boral Ltd.	509,780	$2,019,963
Taiheiyo Cement Corp.	921,000	1,982,647

		4,002,610

Metals & Mining – 2.1%
Anglo American PLC	172,410	5,075,445
Dowa Holdings Co., Ltd.	357,000	2,471,785
Goldcorp, Inc.	55,030	2,526,756
KGHM Polska Miedz SA	58,060	2,769,922
Rio Tinto PLC	233,400	10,913,595
Vale SA (Sponsored ADR) (Local Preference Shares)	435,920	7,567,571

		31,325,074

		71,624,288

Information Technology – 4.5%
Computers & Peripherals – 0.5%
Fujitsu Ltd.	1,732,000	6,502,313

Electronic Equipment, Instruments & Components – 0.5%
AU Optronics Corp. (Sponsored ADR)(a)	455,230	1,584,200
Hon Hai Precision Industry Co., Ltd.	671,000	2,100,931
LG Display Co., Ltd. (ADR)(a)	325,200	4,087,764

		7,772,895

Internet Software & Services – 1.4%
Baidu, Inc. (Sponsored ADR)(a)	81,900	9,567,558
Telecity Group PLC	820,235	11,877,802

		21,445,360

Office Electronics – 0.4%
Konica Minolta Holdings, Inc.	785,000	6,038,758

Semiconductors & Semiconductor Equipment – 1.3%
Advanced Semiconductor Engineering, Inc. (ADR)	608,491	2,269,671
GCL-Poly Energy Holdings Ltd.	5,963,000	905,990
Samsung Electronics Co., Ltd. (GDR)(b)	6,110	2,158,783
Samsung Electronics Co., Ltd. (GDR) (London)(b)	12,270	7,400,671
Sumco Corp.(a)	172,300	1,159,919
Tokyo Electron Ltd.	110,300	4,698,781

		18,593,815

Software – 0.4%
Aveva Group PLC	120,187	3,824,109
Nintendo Co., Ltd.	19,200	2,438,839

		6,262,948

		66,616,089

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	29

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 4.2%
Diversified Telecommunication Services – 2.6%
Nippon Telegraph & Telephone Corp.	396,900	$18,884,525
Telecom Italia SpA (ordinary shares)	10,259,988	10,306,701
Telenor ASA	279,590	5,456,948
Vivendi SA	263,655	5,137,844

		39,786,018

Wireless Telecommunication Services – 1.6%
NTT DoCoMo, Inc.	4,315	6,971,638
Vodafone Group PLC	5,813,625	16,520,172

		23,491,810

		63,277,828

Utilities – 2.8%
Electric Utilities – 0.7%
EDP–Energias de Portugal SA	1,908,610	5,243,637
Electricite de France SA	230,870	4,827,456

		10,071,093

Independent Power Producers & Energy Traders – 0.7%
APR Energy PLC	741,865	10,008,982

Multi-Utilities – 1.4%
E.ON AG	404,590	9,614,240
National Grid PLC	614,530	6,778,790
Veolia Environnement SA	457,140	4,918,390

		21,311,420

		41,391,495

Total Common Stocks (cost $1,456,327,197)		1,451,370,094

WARRANTS – 1.7%
Financials – 0.9%
Thrifts & Mortgage Finance – 0.6%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(b)	597,230	8,749,419

Consumer Finance – 0.3%
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(b)	453,130	5,314,037

		14,063,456

Information Technology – 0.7%
IT Services – 0.5%
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	320,010	7,846,005

30	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 0.2%
SK Hynix, Inc., Citigroup Global Markets, expiring 1/20/15(a)(b)	109,240	$2,233,084

		10,079,089

Materials – 0.1%
Chemicals – 0.1%
OCI Co., Ltd., Macquarie Bank Ltd., expiring 1/30/15(a)	9,260	1,507,859

Total Warrants (cost $25,253,705)		25,650,404

	Contracts
OPTIONS PURCHASED - PUTS – 0.0%
Options on Equity Indices – 0.0%
STOXX Europe Mid 200 Index Expiration: Dec 2012, Exercise Price: EUR 225.00(a)(c) (cost $4,786,575)	233,740	270,331

	Principal Amount (000)

SHORT-TERM INVESTMENTS – 0.1%
Repurchase Agreements – 0.1%
State Street Bank and Trust Co. 0.01%, dated 9/28/2012 due 10/1/2012 in the amount of $1,867,591 (collateralized by $1,830,000 U.S. Treasury Notes, 1.50% due 7/31/16, value $1,908,459) (cost $1,867,591)	$1,868	1,867,591

Total Investments – 98.9% (cost $1,488,235,068)		1,479,158,420
Other assets less liabilities – 1.1%		16,235,004

Net Assets – 100.0%		$1,495,393,424

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro Stoxx 50 Index Futures	77	December 2012	$2,522,335	$2,429,194	$(93,141)
FTSE 100 Index Futures	8	December 2012	753,285	738,028	(15,257)
Topix Index Futures	7	December 2012	650,372	659,277	8,905

					$(99,493)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	31

International Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	USD 72,795	SEK 483,626	12/14/12	$670,735
Credit Suisse London Branch (GFX)	CHF 40,476	USD 43,377	12/14/12	284,059
Credit Suisse London Branch (GFX)	HKD 637,392	USD 82,196	12/14/12	(7,061)
Credit Suisse London Branch (GFX)	USD 81,450	AUD 78,588	12/14/12	(434,733)
Credit Suisse London Branch (GFX)	USD 171,494	EUR 132,213	12/14/12	(1,462,661)
Goldman Sachs Capital Markets LP	GBP 19,723	USD 31,294	12/14/12	(547,760)
HSBC BankUSA	GBP 10,341	USD 16,501	12/14/12	(194,438)
HSBC BankUSA	USD 70,767	NOK 409,093	12/14/12	448,479
Royal Bank of Canada	CAD 45,634	USD 46,484	12/14/12	141,433
Royal Bank of Scotland PLC	EUR 100,441	USD 128,682	12/14/12	(488,949)
Royal Bank of Scotland PLC	GBP 23,483	USD 38,023	12/14/12	110,543
Royal Bank of Scotland PLC	JPY 1,695,189	USD 21,604	12/14/12	(132,713)
State Street Bank & Trust Co.	USD 5,747	NOK 33,646	12/14/12	110,291
Westpac Banking Corp.	AUD 9,799	USD 10,126	12/14/12	24,339
Westpac Banking Corp.	USD 9,767	AUD 9,511	12/14/12	37,485

				$(1,440,951)

PUT OPTIONS WRITTEN (see Note 3)

Description	Contracts	Exercise Price	Expiration Month	U.S. $ Value
STOXX Europe Mid 200 Index(c) (premium received $1,916,989)	233,740	EUR 190.00	December 2012	$(30,037)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the aggregate market value of these securities amounted to $29,660,461 or 2.0% of net assets.

(c)	One contract relates to 50 share.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
NOK	– Norwegian Krone
SEK	– Swedish Krona
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
FTSE	– Financial Times Stock Exchange
GDR	– Global Depositary Receipt

See notes to financial statements.

32	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2012

	Tax-Managed International Portfolio		International Portfolio
Assets
Investments in securities, at value	$3,407,719,120		$1,479,158,420
Foreign currencies, at value (a)	18,108,420		8,282,822
Cash in bank (b)	3,917		288,778
Receivables:
Dividends and interest	12,829,440		5,489,888
Investment securities sold and foreign currency transactions	7,198,683		4,423,145
Foreign withholding tax reclaims	15,517,413		5,806,849
Capital shares sold	3,128,011		472,105
Unrealized appreciation of forward currency exchange contracts	28,494,371		1,827,364

Total assets	3,492,999,375		1,505,749,371

Liabilities
Options written, at value (premium received $4,512,397 and $1,916,989, respectively)	70,703		30,037
Payables:
Investment securities purchased and foreign currency transactions	3,518,156		3,476,615
Capital shares redeemed	9,800,447		2,061,230
Management fee	2,127,379		955,072
Shareholder servicing fee	647,123		279,346
Transfer Agent fee	26,971		31,609
Distribution fee	841		4,012
Margin owed to broker on futures contracts	– 0	–	61,376
Accrued expenses	277,362		188,335
Unrealized depreciation of forward currency exchange contracts	27,838,054		3,268,315

Total liabilities	44,307,036		10,355,947

Net Assets	$3,448,692,339		$1,495,393,424

Cost of investments	$3,382,132,371		$1,488,235,068

Net Assets Consist of:
Capital stock, at par	$258,718		$112,999
Additional paid-in capital	5,764,894,926		2,687,436,677
Undistributed net investment income	65,131,279		23,291,633
Accumulated net realized loss on investment and foreign currency transactions	(2,414,170,286)		(1,207,409,286)
Net unrealized appreciation/depreciation of:
Investments, futures and options written transactions	30,028,443		(7,289,189)
Foreign currency denominated assets and liabilities	2,549,259		(749,410)

	$3,448,692,339		$1,495,393,424

(a)	Cost: $18,153,309 and $8,278,088, respectively. (Note 1)

(b)	An amount of $243,468 has been segregated to collateralize margin requirements for open futures contracts outstanding at September 30, 2012 for the International Portfolio.

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	33

Statement of Assets & Liabilities

	Tax-Managed International Portfolio	International Portfolio
Calculation of Maximum Offering Price
Tax-Managed International Class Shares
Net Assets	$3,446,597,558
Shares of capital stock outstanding	258,557,373

Net asset value, offering and redemption price per share	$13.33

International Class Shares
Net Assets		$1,485,756,736
Shares of capital stock outstanding		112,260,369

Net asset value, offering and redemption price per share		$13.23

Class A Shares
Net Assets	$1,405,377	$6,200,835
Shares of capital stock outstanding	107,530	474,538

Net asset value and redemption price per share	$13.07	$13.07
Sales charge – 4.25% of public offering price	0.58	0.58

Maximum offering price	$13.65	$13.65

Class B Shares
Net Assets	$131,110	$540,099
Shares of capital stock outstanding	10,145	41,653

Net asset value and offering price per share	$12.92	$12.97

Class C Shares
Net Assets	$558,294	$2,895,754
Shares of capital stock outstanding	43,050	222,570

Net asset value and offering price per share	$12.97	$13.01

See notes to financial statements.

34	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2012

	Tax-Managed International Portfolio	International Portfolio
Investment Income
Income:
Interest	$222,955	$86,225
Dividends (net of foreign withholding taxes of $6,577,059 and $2,784,962, respectively)	107,577,419	45,829,567

Total income	107,800,374	45,915,792

Expenses:
Management fee (see Note 2A)	31,359,218	13,985,420
Shareholder servicing fee (see Note 2B)	8,996,087	3,865,628
Custodian fee	467,514	335,521
Transfer Agent fee – Non-Retail Class	183,147	139,401
Transfer Agent fee – Class A	13,034	22,945
Transfer Agent fee – Class B	1,243	3,442
Transfer Agent fee – Class C	6,057	13,297
Distribution fees – Class A	5,223	20,153
Distribution fees – Class B	1,435	6,797
Distribution fees – Class C	7,652	34,599
Registration fees	177,618	137,082
Auditing and tax fees	165,077	95,694
Directors’ fees and expenses	99,976	43,649
Printing fees	44,015	79,524
Legal fees	30,376	40,877
Miscellaneous	161,176	77,631

Total expenses	41,718,848	18,901,660

Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(1,639,643)	(710,720)

Net expenses	40,079,205	18,190,940

Net investment income	67,721,169	27,724,852

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(290,475,143)	(104,633,486)
Futures transactions	4,255,744	5,352,565
Foreign currency transactions	(58,602,359)	(19,060,370)

Net realized loss on investment and foreign currency transactions	(344,821,758)	(118,341,291)

Net change in unrealized appreciation/depreciation of:
Investments	568,315,179	234,746,308
Futures transactions	(1,602,975)	(774,049)
Options written	4,441,694	1,886,952
Foreign currency denominated assets and liabilities	21,125,569	5,410,201

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	592,279,467	241,269,412

Net realized and unrealized gain on investment and foreign currency transactions	247,457,709	122,928,121

Net Increase in Net Assets Resulting from Operations	$315,178,878	$150,652,973

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	35

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Tax-Managed International Portfolio
	Year Ended September 30, 2012	Year Ended September 30, 2011
Increase (Decrease) in Net Assets from Operations:
Net investment income	$67,721,169	$72,790,985
Net realized gain (loss) on investment and foreign currency transactions	(344,821,758)	118,265,199
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	592,279,467	(890,280,024)

Net increase (decrease) in net assets resulting from operations	315,178,878	(699,223,840)

Dividends to Shareholders:
Dividends from net investment income
Tax-Managed International Class Shares	(81,403,350)	(82,805,988)
Class A	(34,092)	(35,099)
Class B	(801)	(888)
Class C	(3,232)	(7,081)

Total dividends to shareholders	(81,441,475)	(82,849,056)

Capital-Share Transactions:
Net proceeds from sales of shares	759,526,932	704,153,347
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	6,246,123	7,454,435

Total proceeds from shares sold	765,773,055	711,607,782
Cost of shares redeemed	(1,141,748,567)	(1,189,748,184)

Net decrease in net assets from capital-share transactions	(375,975,512)	(478,140,402)

Net decrease in net assets	(142,238,109)	(1,260,213,298)
Net Assets:
Beginning of period	3,590,930,448	4,851,143,746

End of period(a)	$3,448,692,339	$3,590,930,448

(a) Includes undistributed net investment income of:	$65,131,279	$78,069,970

See notes to financial statements.

36	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statement of Changes in Net Assets

	International Portfolio
	Year Ended September 30, 2012	Year Ended September 30, 2011
Increase (Decrease) in Net Assets from Operations:
Net investment income	$27,724,852	$30,356,747
Net realized gain (loss) on investment and foreign currency transactions	(118,341,291)	76,642,408
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	241,269,412	(396,221,409)

Net increase (decrease) in net assets resulting from operations	150,652,973	(289,222,254)

Dividends to Shareholders:
Dividends from net investment income
International Class Shares	(30,576,496)	(35,969,878)
Class A	(120,546)	(137,099)
Class B	(3,896)	(7,363)
Class C	(19,733)	(38,914)

Total dividends to shareholders	(30,720,671)	(36,153,254)

Capital-Share Transactions:
Net proceeds from sales of shares	455,478,828	347,893,829
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	3,175,039	5,328,205

Total proceeds from shares sold	458,653,867	353,222,034
Cost of shares redeemed	(591,058,695)	(614,722,644)

Net decrease in net assets from capital-share transactions	(132,404,828)	(261,500,610)

Net decrease in net assets	(12,472,526)	(586,876,118)
Net Assets:
Beginning of period	1,507,865,950	2,094,742,068

End of period(a)	$1,495,393,424	$1,507,865,950

(a) Includes undistributed net investment income of:	$23,291,633	$25,760,162

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	37

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

NOTE 1.

Organization and Significant Accounting Policies

The shares of AllianceBernstein Tax-Managed International Portfolio and International Portfolio are offered through the Tax-Managed International Portfolio and International Portfolio (the “Portfolios”), respectively, of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 18 portfolios (“Portfolios”) with the following share classes offered: The Tax-Managed International and International Portfolios commenced offering of Class A, B and C shares on January 30, 2004 in addition to the existing Tax-Managed International and International Class shares, respectively. Collectively, the Class A, B and C shares are referred to as the “AllianceBernstein International Retail Class shares”. These financial statements include only the AllianceBernstein International Retail Class shares. The financial highlights of the Tax-Managed International and International Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current

38	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	39

Notes to Financial Statements

Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations are observable and may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets,

40	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through brokers or pricing services are generally categorized within Level 2. Those investments for which current data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2012:

Tax-Managed International Portfolio
Investments In Securities:	Level 1		Level 2	Level 3			Total
Assets:
Common Stocks:
Financials	$43,385,360		$769,841,379	$	– 0	–	$813,226,739
Consumer Discretionary	55,036,295		455,203,379		– 0	–	510,239,674
Industrials	– 0	–	483,218,278		– 0	–	483,218,278
Energy	48,411,364		360,025,570		– 0	–	408,436,934
Consumer Staples	3,774,026		386,920,553		– 0	–	390,694,579
Health Care	– 0	–	190,287,002		– 0	–	190,287,002
Materials	27,473,356		139,940,372		– 0	–	167,413,728
Telecommunication Services	– 0	–	151,502,530		– 0	–	151,502,530
Information Technology	40,737,022		106,325,663		– 0	–	147,062,685

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	41

Notes to Financial Statements

Tax-Managed International Portfolio
Investments In Securities:	Level 1		Level 2		Level 3			Total
Utilities	$23,289,229		$61,782,494		$	– 0	–	$85,071,723
Warrants	– 0	–	– 0	–		59,928,917		59,928,917
Options Purchased—Puts	– 0	–	636,331			– 0	–	636,331

Total Investments in Securities	242,106,652		3,105,683,551	+		59,928,917		3,407,719,120
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	– 0	–	28,494,371			– 0	–	28,494,371
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(27,838,054)			– 0	–	(27,838,054)
Put Options Written	– 0	–	(70,703)			– 0	–	(70,703)

Total##	$242,106,652		$3,106,269,165			$59,928,917		$3,408,304,734

International Portfolio
Investments In Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$19,702,036		$331,953,425		$	– 0	–	$351,655,461
Consumer Discretionary	23,542,317		198,781,012			– 0	–	222,323,329
Industrials	– 0	–	206,886,910			– 0	–	206,886,910
Energy	22,628,528		157,448,129			– 0	–	180,076,657
Consumer Staples	5,039,541		166,760,613			– 0	–	171,800,154
Health Care	– 0	–	75,717,883			– 0	–	75,717,883
Materials	11,034,538		60,589,750			– 0	–	71,624,288
Information Technology	17,509,193		49,106,896			– 0	–	66,616,089
Telecommunication Services	– 0	–	63,277,828			– 0	–	63,277,828
Utilities	10,008,982		31,382,513			– 0	–	41,391,495
Warrants	– 0	–	– 0	–		25,650,404		25,650,404
Options Purchased—Puts	– 0	–	270,331			– 0	–	270,331
Short-Term Investments	– 0	–	1,867,591			– 0	–	1,867,591

Total Investments in Securities	109,465,135		1,344,042,881	+		25,650,404		1,479,158,420

42	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

International Portfolio
Investments In Securities:	Level 1			Level 2	Level 3			Total
Other Financial Instruments* :
Assets:
Futures Contracts	$	– 0	–	$8,905	$	– 0	–	$8,905	#
Forward Currency Exchange Contracts		– 0	–	1,827,364		– 0	–	1,827,364
Liabilities:
Futures Contracts		(93,141)		(15,257)		– 0	–	(108,398	)#
Forward Currency Exchange Contracts		– 0	–	(3,268,315)		– 0	–	(3,268,315)
Put Options Written		– 0	–	(30,037)		– 0	–	(30,037)

Total##		$109,371,994		$1,342,565,541		$25,650,404		$1,477,587,939

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

##	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	43

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Tax-Managed International Portfolio	Warrants			Total
Balance as of 9/30/11	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		(899,182)			(899,182)
Change in unrealized appreciation/depreciation		995,942			995,942
Purchases		67,413,521			67,413,521
Sales		(7,581,364)			(7,581,364)
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 9/30/12		$59,928,917			$59,928,917

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*		$995,942			$995,942

International Portfolio	Warrants			Total
Balance as of 9/30/11	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		(350,402)			(350,402)
Change in unrealized appreciation/depreciation		396,700			396,700
Purchases		28,515,026			28,515,026
Sales		(2,910,920)			(2,910,920)
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 9/30/12		$25,650,404			$25,650,404

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*		$396,700			$396,700

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Portfolios with material categories of Level 3 investments at September 30, 2012:

Quantitative Information About Level 3 Fair Value Measurements

Tax-Managed International Portfolio
	Fair Value at September 30, 2012	Valuation Technique	Unobservable Input	Range
Warrants	$59,928,917	Indicative Market Quotations	Broker Quote	$11.73–$162.84

International Portfolio
	Fair Value at September 30, 2012	Valuation Technique	Unobservable Input	Range
Warrants	$25,650,404	Indicative Market Quotations	Broker Quote	$11.73–$162.84

44	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including Pricing Policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the Pricing Policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include:1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the Pricing Policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the Pricing Policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily and monthly multi-source pricing compares, reviewed and submitted to the Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including:1) monitoring of performance and performance attribution reports for anomalous impacts based upon benchmark performance, and 2) review by portfolio managers, portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	45

Notes to Financial Statements

foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2012, the Portfolios did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

46	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio—due to reclassification of foreign currency and the tax treatment of passive foreign investment companies (PFICs)—is reflected as an adjustment to the components of capital as of September 30, 2012, as shown below:

Portfolio	Increase (Decrease) to Additional Paid-in Capital		Increase (Decrease) to Undistributed Net Investment Income (Loss)	Increase (Decrease) to Accumulated Net Realized Gain (Loss) on Investment and Foreign Currency Transactions
Tax-Managed International	$	– 0 –	$781,615	$(781,615)
International		– 0 –	527,290	(527,290)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	47

Notes to Financial Statements

I. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Tax-Managed International Portfolio pays the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, ..75% of the next $2 billion, .65% of the next $2 billion and .60% in excess of $10 billion of the average daily net assets of the Portfolio. The International Portfolio pays the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion and .65% in excess of $8 billion of the average daily net assets of the Portfolio.

The Adviser has agreed to voluntarily waive the annual investment management fees of the Tax-Managed International and International Portfolios by an amount equal to .05% per annum of the respective net assets of the Portfolios, effective November 1, 2011 through October 31, 2012. For the period ending September 30, 2012, such waivers amounted to $1,639,643 and $710,720, respectively.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to the Fund, the Portfolios and individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing

48	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Tax-Managed International and International Class shares of the Portfolios. Under the agreement, the fee paid by the Tax-Managed International and International Class shares to the Adviser for services under this agreement is at an annual rate of .25 of 1%, annualized of the average daily net assets of each Portfolio attributable to the respective class during the month.

Under a Transfer Agency Agreement between the Fund, on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. Such compensation retained by ABIS amounted to: Tax-Managed International Portfolio, $17,981 and International Portfolio, $17,707 for the year ended September 30, 2012.

C. Distribution Arrangements—Tax-Managed International and International Class Shares

Under the Distribution Agreement between the Fund, on behalf of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Tax-Managed International and International Class shares of the Portfolios. This agreement does not apply to the AllianceBernstein International Retail Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—AllianceBernstein International Retail Classes

The Retail Classes of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A shares and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
Tax-Managed International	$226,388	$1,234,000
International	200,556	1,440,599

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	49

Notes to Financial Statements

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolios shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A Shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares for the year ended September 30, 2012, as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A			Class B			Class C
Tax-Managed International	$139	$	– 0	–	$	– 0	–	$	– 0	–
International	238		34			1,078			395

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the year ended September 30, 2012 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co., LLC		Sanford C. Bernstein & Co., Ltd.
Tax-Managed International	$5,305,137	$	– 0 –	$	– 0 –
International	2,339,164		– 0 –		– 0 –

50	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the year ended September 30, 2012, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities		Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
Tax-Managed International	$2,189,605,050	$	– 0 –	$2,557,225,736	$	– 0 –
International	1,048,048,693		– 0 –	1,166,046,791		– 0 –

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
Tax-Managed International	$3,407,476,168	$330,353,302	$(330,110,350)	$242,952
International	1,505,255,821	119,749,834	(145,847,235)	(26,097,401)

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Each Portfolio may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	51

Notes to Financial Statements

At the time a Portfolio enters into a futures contract, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2012, the Portfolios held futures contracts for hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolios may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes

52	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. Stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2012, the Portfolios held foreign-currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	53

Notes to Financial Statements

written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolios. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

During the year ended September 30, 2012, the Portfolios held purchased options for hedging purposes. During the year ended September 30, 2012, the Portfolios held written options for hedging purposes.

For the year ended September 30, 2012, the Portfolios had the following transactions in written options.

Tax-Managed International Portfolio	Number of Contracts		Premiums Received
Options written outstanding as of 9/30/11	– 0	–	$	– 0	–
Options written	550,200			4,512,397
Options expired	– 0	–		– 0	–
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 9/30/12	550,200			$4,512,397

International Portfolio	Number of Contracts		Premiums Received
Options written outstanding as of 9/30/11	– 0	–	$	– 0	–
Options written	233,740			1,916,989
Options expired	– 0	–		– 0	–
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 9/30/12	233,740			$1,916,989

Documentation governing the Portfolios’ OTC derivatives may contain provisions for early termination of a such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of September 30, 2012,

54	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

the Portfolios had the following OTC derivatives with contingent features in net liability positions.

Portfolio	Total Market Value of OTC Derivatives	Market Value of Collateral Pledged		Uncollateralized Amount
Tax-Managed International	$ (5,425,025)	$	– 0 –	$(5,425,025)
International	(2,438,981)		– 0 –	(2,438,981)

If a trigger event had occurred at September 30, 2012, for those derivatives in a net liability position, the uncollateralized amount would be required to be posted by the Portfolios.

At September 30, 2012, the Portfolios had entered into the following derivatives:

Tax-Managed International Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$28,494,371	Unrealized depreciation of forward currency exchange contracts	$27,838,054

Equity contracts	Investments in securities, at value	636,331

Equity contracts			Options written, at value	70,703

Total		$29,130,702		$27,908,757

The effect of derivative instruments on the statement of operations for the year ended September 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(57,945,002)	$21,591,390

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	55

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	$4,255,744		$(1,602,975)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	– 0	–	(10,630,776)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	– 0	–	4,441,694

Total		$(53,689,258)		$13,799,333

International Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,827,364	Unrealized depreciation of forward currency exchange contracts	$3,268,315

Equity contracts			Margin due from/owed to broker on futures contracts	99,493	*

Equity contracts			Options written, at value	30,037

Equity contracts	Investments in securities, at value	270,331

Total		$2,097,695		$3,397,845

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

56	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended September 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(18,081,400)		$5,423,617

Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	5,352,565		(774,049)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	– 0	–	1,886,952

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	– 0	–	(4,516,244)

Total		$(12,728,835)		$2,020,276

The following tables represent the volume of the Portfolios’ derivative transactions during the year ended September 30, 2012:

Tax-Managed International Portfolio
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,338,719,093
Average principal amount of sale contracts	$1,334,523,013

Futures Contracts:
Average original value of buy contracts	$22,454,226	(a)

Purchased Options Contracts:
Average monthly cost	$11,267,107	(b)

(a)	Positions were open eight months during the year

(b)	Positions were open four months during the year

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	57

Notes to Financial Statements

International Portfolio
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$488,709,993
Average principal amount of sale contracts	$481,738,446

Futures Contracts:
Average original value of buy contracts	$17,757,408

Purchase Options:
Average notional amount	$4,786,575	(a)

(a)	Positions were open four months during the year

C. Currency Transactions

The Portfolios may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2012 and September 30, 2011 were as follows:

Portfolio	2012	2011
Tax-Managed International
Distributions paid from:
Ordinary income	$81,441,475	$82,849,056

Total distributions paid	$81,441,475	$82,849,056

International
Distributions paid from:
Ordinary income	$30,720,671	$36,153,254

Total distributions paid	$30,720,671	$36,153,254

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Notes to Financial Statements

As of September 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)
Tax-Managed International	$72,109,785	($2,395,129,065)	$6,557,975	($2,316,461,305)
International	26,549,677	(1,195,095,725)	(23,610,205)	(1,192,156,253)

(a)	As of September 30, 2012, the Portfolios had capital loss carryforwards for federal income tax purposes.

(b)

The differences between book-basis and tax-basis unrealized appreciation/ (depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2012, the Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
Tax-Managed International	$344,280,794	n/a	2017
Tax-Managed International	1,714,396,065	n/a	2018
Tax-Managed International	134,950,435	$201,501,771	No expiration
International	137,445,488	n/a	2017
International	910,864,476	n/a	2018
International	28,928,377	117,857,384	No expiration

NOTE 5.

Risks Involved in Investing in the Portfolios

Foreign Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	59

Notes to Financial Statements

markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Country Concentration Risk—The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the Portfolio had owned only the equity style that performed better during that period.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates, or indices. Derivatives may be illiquid and difficult to priced or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect

60	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 1.2 billion to the Tax-Managed International Portfolio of which 600 million is allocated to the Tax-Managed International Class Shares and 200 million to each of the three retail classes of shares. The Fund has allocated 1.4 billion to the International Portfolio of which 600 million is allocated to the International Class Shares, 200 million to each of the three retail classes of shares and 200 million to the retirement class of shares (which is not currently being offered). Share transactions for each Portfolio for the years ended September 30, 2012 and September 30, 2011, were as follows:

	Tax-Managed International Portfolio
	Shares		Amount
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

Tax-Managed International Class Shares
Shares sold	57,853,391	45,602,742	$759,377,959	$703,950,786

Shares issued to shareholders on reinvestment of dividends	515,833	482,051	6,220,938	7,423,588

Shares redeemed	(87,783,543)	(77,122,303)	(1,140,326,478)	(1,187,959,389)

Net decrease	(29,414,319)	(31,037,510)	(374,727,581)	(476,585,015)

Beginning of period	287,971,692	319,009,202	6,020,843,977	6,497,428,992

End of period	258,557,373	287,971,692	$5,646,116,396	$6,020,843,977

Class A Shares
Shares sold	10,681	8,751	$133,926	$135,048

Shares issued to shareholders on reinvestment of dividends	1,847	1,572	22,092	24,064

Shares converted from Class B	1,149	504	15,047	7,513

Shares redeemed	(84,856)	(53,290)	(1,137,586)	(823,358)

Net decrease	(71,179)	(42,463)	(966,521)	(656,733)

Beginning of period	178,709	221,172	7,645,586	8,302,319

End of period	107,530	178,709	$6,679,065	$7,645,586

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	61

Notes to Financial Statements

	Tax-Managed International Portfolio
	Shares			Amount
	Year Ended September 30, 2012		Year Ended September 30, 2011	Year Ended September 30, 2012			Year Ended September 30, 2011

Class B Shares
Shares issued to shareholders on reinvestment of dividends	67		58		$801		$883

Shares converted to Class A	(1,160)		(511)		(15,047)		(7,513)

Shares redeemed	(213)		(3,535)		(2,701)		(52,715)

Net decrease	(1,306)		(3,988)		(16,947)		(59,345)

Beginning of period	11,451		15,439		423,841		483,186

End of period	10,145		11,451		$406,894		$423,841

Class C Shares
Shares sold	– 0	–	3,887	$	– 0	–	$60,000

Shares issued to shareholders on reinvestment of dividends	192		388		2,292		5,900

Shares redeemed	(21,103)		(59,238)		(266,755)		(905,209)

Net decrease	(20,911)		(54,963)		(264,463)		(839,309)

Beginning of period	63,961		118,924		2,949,822		3,789,131

End of period	43,050		63,961		$2,685,359		$2,949,822

	International Portfolio
	Shares		Amount
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

International Class Shares
Shares sold	35,737,933	22,737,909	$454,335,702	$346,369,290

Shares issued to shareholders on reinvestment of dividends and distributions	254,749	337,952	3,051,895	5,167,275

Shares redeemed	(44,720,160)	(39,613,491)	(586,630,625)	(606,143,191)

Net decrease	(8,727,478)	(16,537,630)	(129,243,028)	(254,606,626)

Beginning of period	120,987,847	137,525,477	2,776,070,201	3,030,676,827

End of period	112,260,369	120,987,847	$2,646,827,173	$2,776,070,201

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Notes to Financial Statements

	International Portfolio
	Shares		Amount
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

Class A Shares
Shares sold	57,436	61,691	$734,196	$925,378

Shares issued to shareholders on reinvestment of dividends	8,678	7,816	103,531	119,197

Shares converted from Class B	9,456	9,078	120,705	140,209

Shares redeemed	(187,553)	(256,466)	(2,457,299)	(3,955,696)

Net decrease	(111,983)	(177,881)	(1,498,867)	(2,770,912)

Beginning of period	586,521	764,402	26,528,949	29,299,861

End of period	474,538	586,521	$25,030,082	$26,528,949

Class B Shares
Shares sold	3,323	3,396	$42,580	$49,463

Shares issued to shareholders on reinvestment of dividends	291	431	3,464	6,544

Shares converted to Class A	(9,487)	(9,159)	(120,705)	(140,209)

Shares redeemed	(19,427)	(33,783)	(244,965)	(514,817)

Net decrease	(25,300)	(39,115)	(319,626)	(599,019)

Beginning of period	66,953	106,068	2,454,917	3,053,936

End of period	41,653	66,953	$2,135,291	$2,454,917

Class C Shares
Shares sold	19,567	26,668	$245,645	$409,489

Shares issued to shareholders on reinvestment of dividends	1,351	2,315	16,149	35,189

Shares redeemed	(123,621)	(259,706)	(1,605,101)	(3,968,731)

Net decrease	(102,703)	(230,723)	(1,343,307)	(3,524,053)

Beginning of period	325,273	555,996	14,901,680	18,425,733

End of period	222,570	325,273	$13,558,373	$14,901,680

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	63

Notes to Financial Statements

NOTE 7.

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE 8.

Subsequent Events

On October 25, 2012, the Board of Directors of the Sanford C. Bernstein Fund, Inc. approved modifications to certain of the non-fundamental investment policies (those policies that may be changed without a shareholder vote) of the Portfolios in order to give the Portfolios greater flexibility in implementing their investment strategies. The changes to each Portfolio’s investment policies are expected to take effect on or about February 1, 2013. There are no changes to either Portfolio’s investment objective.

The Adviser has agreed to extend the voluntary waiver of the annual investment management fees of the Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2013.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

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Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class A
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 12.29	$ 15.02	$ 14.97	$ 16.37	$ 29.45

Income From Investment Operations
Net investment income(a)	.05	(b)	.10	.12	.17	.42	(f)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.93	(2.67)	.10	(1.14)	(10.10)
Contributions from Adviser	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–

Total from investment operations	0.98	(2.57)	.22	(.97)	(9.68)

Less: Dividends and Distributions
Dividends from taxable net investment income	(.20)	(.16)	(.17)	(.43)	(.40)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(3.00)

Total dividends and distributions	(.20)	(.16)	(.17)	(.43)	(3.40)

Net asset value, end of period	$ 13.07	$ 12.29	$ 15.02	$ 14.97	$ 16.37

Total Return(d)	8.10%	(17.30)%	1.47%	(5.15)%	(36.89)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,405	$2,195	$3,321	$3,876	$9,101
Average net assets (000 omitted)	$1,741	$3,133	$3,530	$4,871	$6,673
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.36%	2.02%	1.78	%(e)	1.70%	1.38%
Expenses, before waivers/reimbursements	2.40%	2.02%	1.78	%(e)	1.70%	1.43%
Net investment income	.37	%(b)	.64%	.85	%(e)	1.37%	1.90	%(f)
Portfolio turnover rate	62%	61%	85%	84%	70%
See footnote summary on page 71.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	65

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class B
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 12.12	$ 14.82	$ 14.81	$ 16.03	$ 28.92

Income From Investment Operations
Net investment income (loss)(a)	(.03	)(b)	(.02)	.02	.07	.29	(f)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.90	(2.62)	.08	(1.09)	(9.95)
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Total from investment operations	.87	(2.64)	.10	(1.02)	(9.66)

Less: Dividends and Distributions
Dividends from taxable net investment income	(.07)	(.06)	(.09)	(.20)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(3.00)

Total dividends and distributions	(.07)	(.06)	(.09)	(.20)	(3.23)

Net asset value, end of period	$ 12.92	$ 12.12	$ 14.82	$ 14.81	$ 16.03

Total Return(d)	7.23%	(17.90)%	.67%	(5.96)%	(37.34)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$131	$139	$229	$368	$380
Average net assets (000 omitted)	$143	$201	$326	$302	$587
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	3.21%	2.76%	2.52	%(e)	2.53%	2.03%
Expenses, before waivers/reimbursements	3.26%	2.76%	2.52	%(e)	2.53%	2.09%
Net investment income (loss)	(.23	)%(b)	(.16)%	.16	%(e)	.61%	1.27	%(f)
Portfolio turnover rate	62%	61%	85%	84%	70%

See footnote summary on page 71.

66	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class C
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 12.13	$ 14.83	$ 14.82	$ 16.02	$ 28.90

Income From Investment Operations
Net investment income (loss)(a)	(.02	)(b)	(.03)	.03	.07	.30	(f)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.91	(2.61)	.07	(1.07)	(9.95)
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Total from investment operations	.89	(2.64)	.10	(1.00)	(9.65)

Less: Dividends and Distributions
Dividends from taxable net investment income	(.05)	(.06)	(.09)	(.20)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(3.00)

Total dividends and distributions	(.05)	(.06)	(.09)	(.20)	(3.23)

Net asset value, end of period	$ 12.97	$ 12.13	$ 14.83	$ 14.82	$ 16.02

Total Return(d)	7.38%	(17.89)%	.67%	(5.84)%	(37.33)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$558	$776	$1,764	$1,736	$2,612
Average net assets (000 omitted)	$765	$1,233	$1,711	$1,631	$4,080
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	3.15%	2.69%	2.49	%(e)	2.46%	2.03%
Expenses, before waivers/reimbursements	3.20%	2.69%	2.49	%(e)	2.46%	2.09%
Net investment income (loss)	(.19	)%(b)	(.18)%	.19	%(e)	.61%	1.31	%(f)
Portfolio turnover rate	62%	61%	85%	84%	70%

See footnote summary on page 71.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	67

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class A
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 12.28	$ 14.99	$ 14.89	$ 16.37	$ 29.17

Income From Investment Operations
Net investment income(a)	.11	(b)	.14	.16	.19	.46
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.89	(2.66)	.15	(1.28)	(9.85)

Total from investment operations	1.00	(2.52)	.31	(1.09)	(9.39)

Less: Dividends and Distributions
Dividends from taxable net investment income	(.21)	(.19)	(.21)	(.39)	(.37)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(3.04)

(.21)	(.19)	(.21)	(.39)	(3.41)

Net asset value, end of period	$ 13.07	$ 12.28	$ 14.99	$ 14.89	$ 16.37

Total Return(d)	8.32%	(17.04)%	2.10%	(5.94)%	(36.24)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$6,201	$7,202	$11,455	$19,875	$32,517
Average net assets (000 omitted)	$6,718	$9,982	$15,764	$20,274	$44,005
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.05%	1.69%	1.53	%(e)	1.60%	1.42%
Expenses, before waivers/reimbursements	2.09%	1.69%	1.53	%(e)	1.60%	1.42%
Net investment income	.85	%(b)	.92%	1.13	%(e)	1.61%	2.00%
Portfolio turnover rate	69%	62%	84%	91%	53%

See footnote summary on page 71.

68	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class B
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 12.14	$ 14.82	$ 14.74	$ 16.12	$ 28.77

Income From Investment Operations
Net investment income (loss)(a)	(.01	)(b)	.03	.05	.10	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.90	(2.63)	.14	(1.25)	(9.67)

Total from investment operations	.89	(2.60)	.19	(1.15)	(9.41)

Less: Dividends and Distributions
Dividends from taxable net investment income	(.06)	(.08)	(.11)	(.23)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(3.04)

Total dividends and distributions	(.06)	(.08)	(.11)	(.23)	(3.24)

Net asset value, end of period	$ 12.97	$ 12.14	$ 14.82	$ 14.74	$ 16.12

Total Return(d)	7.38%	(17.67)%	1.28%	(6.72)%	(36.65)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$540	$813	$1,572	$1,982	$2,733
Average net assets (000 omitted)	$680	$1,309	$1,722	$1,820	$4,667
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.90%	2.46%	2.30	%(e)	2.37%	2.11%
Expenses, before waivers/reimbursements	2.94%	2.46%	2.30	%(e)	2.37%	2.11%
Net investment income (loss)	(.05	)%(b)	.18%	.34	%(e)	.84%	1.12%
Portfolio turnover rate	69%	62%	84%	91%	53%

See footnote summary on page 71.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	69

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class C
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 12.17	$ 14.84	$ 14.76	$ 16.13	$ 28.79

Income From Investment Operations
Net investment income(a)	.01	(b)	.02	.06	.11	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.90	(2.61)	.13	(1.25)	(9.70)

Total from investment operations	.91	(2.59)	.19	(1.14)	(9.42)

Less: Dividends and Distributions
Dividends from taxable net investment income	(.07)	(.08)	(.11)	(.23)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(3.04)

Total dividends and distributions	(.07)	(.08)	(.11)	(.23)	(3.24)

Net asset value, end of period	$ 13.01	$ 12.17	$ 14.84	$ 14.76	$ 16.13

Total Return(d)	7.50%	(17.58)%	1.28%	(6.65)%	(36.66)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$2,896	$3,957	$8,254	$10,451	$16,000
Average net assets (000 omitted)	$3,460	$6,362	$9,147	$10,192	$25,112
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.79%	2.40%	2.24	%(e)	2.32%	2.12%
Expenses, before waivers/reimbursements	2.83%	2.40%	2.24	%(e)	2.32%	2.12%
Net investment income	.09	%(b)	.16%	.39	%(e)	.89%	1.19%
Portfolio turnover rate	69%	62%	84%	91%	53%

See footnote summary on page 71.

70	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Net of fees waived by the Transfer Agent.

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	71

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AllianceBernstein International Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed International Portfolio and International Portfolio (two of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the International Retail Class shares for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP (signed)

November 28, 2012

72	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Report of Independent Registered Public Accounting Firm

2012 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the income earned by each applicable Portfolio during the taxable year ended September 30, 2012. For individual shareholders, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income:

Portfolio	Qualified Dividend Income
Tax-Managed International	$97,941,484
International	41,572,824

These Portfolios intend to make an election to pass through foreign taxes paid by the Portfolios to their shareholders. For the taxable year ended September 30, 2012, the total amounts of foreign taxes that may be passed through and the foreign source income for information reporting purposes is as follows:

Portfolio	Foreign Taxes To Pass Through	Foreign Source Income
Tax-Managed International	$6,480,881	$114,154,477
International	2,738,015	48,614,530

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2013.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	73

2012 Federal Tax Information

BOARD OF DIRECTORS

Thomas B. Stiles, II(1)(2) , Chairman

Dianne F. Lob, President

Bart Friedman(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

Rosalie J. Wolf(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

†	For the AllianceBernstein International and AllianceBernstein Tax-Managed International Portfolios, Classes A, B and C shares only.

74	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Dianne F. Lob,** 1345 Avenue of the Americas, New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. with which she has been associated since prior to 2007. She is Chairman of Bernstein’s Private Client Investment Policy Group since 2004; Senior portfolio manager since 1999. Previously, Ms. Lob spent 22 years at J.P. Morgan, where she was a managing director and an investment banker specializing in providing mergers and acquisitions advice and debt and equity financing for large-capitalization industrial companies. During her career she held various positions in equity capital markets, international corporate finance, interest and currency swap marketing, lease advisory services and media client banking.	18	None

DISINTERESTED DIRECTORS***
Thomas B. Stiles, II, # ^ 72 (2003) Chairman of the Board	President of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	18	Cedar Lawn Corporation

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	75

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Bart Friedman, # 67 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2007.	18	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School Campus of Milton Academy; and Allied World Assurance Holdings

William Kristol, # 59 (1994)	Editor, The Weekly Standard since prior to 2007. He is also a Fox News Contributor.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and the Institute for the Study of War

Debra Perry, # 61 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer and Chief Credit Officer, Moody’s, from 1999 to 2001; Group Managing Director for the Finance, Securities and Insurance Rating Groups. Moody’s Corp., from 1996 to 1999. Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	Korn/Ferry International; Bank of America Funds Series Trust; Dean’s Advisory Board of Wisconsin School of Business; Committee for Economic Development; CNO Financial Group, Inc. since prior to 2007 until 2011; and MBIA Inc. since prior to 2007 until March 2008

76	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Donald K. Peterson, # 63 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (January 2002-September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); Chief Financial Officer, Lucent Technologies (1996-February 2000); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel from (1976-1995).	18	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; Teachers Insurance & Annuity Association of America; and Committee for Economic Development

Rosalie J. Wolf, # 71 (2000)	Managing Partner, Botanica Capital Partners LLC, and also Member of Brock Capital Group LLC. Member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer, The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust and Mobil Oil Corporation.	18	TIAA-CREFF and North European Oil Royalty Trust

*	There is no stated term of office for the Directors.

**	Ms. Lob is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	77

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Dianne F. Lob, 58	President	See biography above.

Philip L. Kirstein, 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2007.

Joseph J. Mantineo, 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

78	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OF THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

1	The Senior Officer’s evaluation was completed on October 4, 2012 and discussed with the Board on October 16 and 25, 2012.

2

Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	79

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650 0.600	% % % % % %
The Adviser is extending its 5 basis points advisory fee waiver through October 31, 2013

3	Jones v. Harris at 1427.

4	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

80	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650	% % % % %
The Adviser is extending its 5 basis points advisery fee waiver through

Emerging Markets Portfolio	First $1 billion Next $1 billion Next $1 billion Next $3 billion On the balance	1.175 1.050 1.000 0.900 0.850	% % % % %
The Adviser is extending its 5 basis points advisory fee waiver through October 31, 2013

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

	First $750 million On the balance	0.450 0.400	% %

Intermediate Duration Portfolio Diversified Municipal Portfolio	First $1 billion Next $2 billion Next $2 billion Next $2 billion On the balance	0.500 0.450 0.400 0.350 0.300	% % % % %

California Municipal Portfolio New York Municipal Portfolio	First $1 billion Next $2 billion Next $2 billion On the balance	0.500 0.450 0.400 0.350	% % % %

The Portfolios’ net assets on September 30, 2012 and September 30, 2011 are set forth below:

Portfolio	09/30/12 Net Assets ($MM)	09/30/11 Net Assets ($MM)	Change ($MM)
Tax-Managed International Portfolio	$3,456.1	$3,590.7	-$	134.6
International Portfolio	$1,497.0	$1,508.5	-$	11.5
Emerging Markets Portfolio	$1,240.9	$1,250.0	-$	9.1
U.S. Government Short Duration Portfolio	$109.3	$130.6	-$	21.3
Short Duration Plus Portfolio	$625.3	$727.6	-$	102.2
Intermediate Duration Portfolio	$4,826.1	$5,197.1	-$	371.0
Short Duration California Municipal Portfolio	$99.9	$119.1	-$	19.2
Short Duration Diversified Municipal Portfolio	$394.6	$418.0	-$	23.4
Short Duration New York Municipal Portfolio	$133.2	$158.6	-$	25.3
California Municipal Portfolio	$1,132.5	$1,113.5		$19.0
Diversified Municipal Portfolio	$5,670.5	$5,558.1		$112.4
New York Municipal Portfolio	$1,837.6	$1,830.5		$7.1

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	81

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2012 net assets:

Effective Advisory Fees based on October 2004 Fee Schedule vs.

Current Fee Schedule

Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.929%	0.822%[5]	-0.107%
International Portfolio	0.967%	0.850%[5]	-0.117%
Emerging Markets Portfolio	1.226%	1.101%[5]	-0.125%
U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.460%	0.441%	-0.019%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.494%	0.494%	0.000%
Diversified Municipal Portfolio	0.459%	0.429%	-0.030%
New York Municipal Portfolio	0.477%	0.477%	-0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2012:

Portfolio	Semi-Annual Period Ending 03/31/12 Total Expense Ratio[6]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.11 2.20 3.11 3.05	% % % %

International Portfolio	Private Client Class A Class B Class C	1.16 1.90 2.70 2.64	% % % %

Emerging Markets Portfolio	Private Client	1.45%

U.S. Government Short Duration Portfolio	Private Client	0.66%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.61 0.94 1.74 1.68	% % % %

Intermediate Duration Portfolio	Private Client	0.57%

5	The estimated total expense ratio includes the 5 basis points advisory fee waiver effective through October 31, 2013.

6	Annualized.

82	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	Semi-Annual Period Ending 03/31/12 Total Expense Ratio[6]
Short Duration California Municipal Portfolio	Private Client	0.66%

Short Duration Diversified Municipal Portfolio	Private Client	0.59%

Short Duration New York Municipal Portfolio	Private Client	0.64%

California Municipal Portfolio	Private Client Class A Class B Class C	0.63 0.89 1.59 1.59	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.56 0.78 1.53 1.49	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.85 1.60 1.56	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction,

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	83

particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 In addition to the relevant AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2012 net assets.8

Portfolio	Net Assets 09/30/12 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Advisory Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$3,456.1	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.408%	0.822%

International Portfolio	$1,497.0	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.419%	0.850%

Emerging Markets Portfolio	$1,240.9	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.808%	1.101%

7

The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship

84	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	Net Assets 09/30/12 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Advisory Fee	Portfolio Advisory Fee
U.S. Government Short Duration Portfolio[9]	$109.3	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.214%	0.450%

Short Duration Plus Portfolio	$625.3	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.141%	0.450%

Intermediate Duration Portfolio	$4,826.1	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.441%

Short Duration California Municipal Portfolio	$99.9	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.220%	0.450%

Short Duration Diversified Municipal Portfolio	$394.6	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.159%	0.450%

9	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Bank of America/Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	85

Portfolio	Net Assets 09/30/12 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Advisory Fee	Portfolio Advisory Fee
Short Duration New York Municipal Portfolio	$133.2	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.203%	0.450%

California Municipal Portfolio	$1,132.5	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.494%

Diversified Municipal Portfolio	$5,670.5	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.429%

New York Municipal Portfolio	$1,837.6	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.477%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.10 The result of that comparison was discussed with the Board of Directors.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplate eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth

10	Group peers selected by Lipper from the 2012 Lipper 15(c) Report.

86	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2012 net assets:

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.722%	0.822%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.850%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.101%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.476%	0.441%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.494%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.416%	0.429%

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	87

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.477%

Set forth below are the advisory fee schedules of certain ABMF funds, which have a somewhat similar investment style as certain Portfolios and do not follow the NYAG categories. Also set forth below are what would have been the effective advisory fees of the Portfolios had the ABMF fee schedules been applicable to the Portfolios based on the Portfolios’ September 30, 2012 net assets:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Portfolio	International Discovery Equity Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.983%	0.850%

	International Focus 40 Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.983%	0.850%

Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.990%	1.101%

Emerging Markets Portfolio	Emerging Markets Equity Portfolio	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp on the balance	1.151%	1.101%

Intermediate Duration Portfolio	Sanford C. Bernstein Fund II, Inc. (“SCB II”) - Intermediate Duration Institutional Portfolio[11]	50 bp on 1st 1 billion 45 bp on the balance	0.500%	0.500%

11	It should be noted that SCB II’s fund expenses are capped at 0.45%.

88	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[12]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%

	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Stock Fund F / FB13,[14]	Nomura Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Equity Fund[13],[14]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

12	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

13	The ITM fund is privately placed or institutional.

14	The ITM fund is a fund of funds and charges a fee in addition to the AllianceBernstein fee.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	89

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2012 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1	0.75% on the first $50 million 0.60% on the next $15 million 0.50% on the next $70 million 0.40% on the balance	0.418%	0.850%

	Client #2	0.60% of average daily net assets	0.600%	0.850%

	Client #3	0.35% on the first $1 billion 0.325 % on the balance	0.342%	0.850%

Emerging Markets Portfolio	Client #4	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.478%	1.101%

Intermediate Duration Portfolio	Client #5	0.29% on first $100 million 0.20% thereafter	0.202%	0.441%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship investment related services for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment services.

90	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.15 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,16 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)17 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,18 and for certain Portfolios, a similar but not the same Lipper investment objective/classification. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment objective/classification and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.19

15	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

16	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

17	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

18	At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

19	Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	91

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Lipper peers.

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[20]	0.872	0.803	10/15
Pro-forma	0.822	0.803	9/15

International Portfolio[20]	0.901	0.853	15/20
Pro-forma	0.851	0.853	11/20

Emerging Markets Portfolio	1.152	1.159	9/18
Pro-forma	1.102	1.159	9/18

U.S. Government Short Duration Portfolio	0.450	0.454	7/16
Short Duration Plus Portfolio	0.450	0.450	8/17
Intermediate Duration Portfolio	0.441	0.468	6/15
Short Duration California Municipal Portfolio[20]	0.450	0.450	5/9
Short Duration Diversified Municipal Portfolio	0.450	0.450	7/13
Short Duration New York Municipal Portfolio[20]	0.450	0.450	5/9
California Municipal Portfolio[20]	0.493	0.483	8/14
Diversified Municipal Portfolio	0.430	0.430	8/15
New York Municipal Portfolio[20]	0.477	0.464	8/13

Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

Total expense ratios on a pro-forma basis are shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ total expense ratios.

Portfolio	Expense Ratio (%)[21]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio[22]	1.138	1.133	10/15	1.232	205/522
Pro-forma	1.088	1.133	8/15	1.232	181/522

International Portfolio[22]	1.182	1.244	8/20	1.232	233/522
Pro-forma	1.133	1.244	7/20	1.232	201/522

20	Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

21	The total expense ratios are for the most recently completed fiscal year Private Client Class.

22	Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

92	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	Expense Ratio (%)[21]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Emerging Markets Portfolio	1.445	1.525	7/18	1.481	104/235
Pro-forma	1.396	1.525	6/18	1.481	92/235

U.S. Government Short Duration Portfolio	0.640	0.744	4/16	0.706	19/51
Short Duration Plus Portfolio	0.598	0.724	5/17	0.635	58/140
Intermediate Duration Portfolio	0.557	0.743	2/15	0.699	98/340
Short Duration California Municipal Portfolio[22]	0.633	0.633	5/9	0.620	10/16
Short Duration Diversified Municipal Portfolio	0.616	0.602	8/13	0.593	35/57
Short Duration New York Municipal Portfolio[22]	0.614	0.614	5/9	0.620	8/16
California Municipal Portfolio[22]	0.625	0.744	4/14	0.680	37/115
Diversified Municipal Portfolio	0.556	0.602	6/15	0.635	32/97
New York Municipal Portfolio[22]	0.606	0.750	3/13	0.680	33/115

Based on this analysis, considering pro-forma information where possible, 10 of the 18 Portfolios have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis; 2 of the 18 Portfolios have a more favorable ranking on a contractual management fee basis than on a total expense ratio basis; 6 of the 18 Portfolios have equally favorable rankings on a contractual management fee and total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Tax-Managed International Portfolio and International Portfolio, the Adviser’s profitability, excluding administrating and servicing fees increased for the Portfolios during calendar year 2011, relative to 2010.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	93

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2011:23

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$11,785,124
International Portfolio	$5,039,884
Emerging Markets Portfolio	$4,558,406
U.S. Government Short Duration Portfolio	$149,555
Short Duration Plus Portfolio	$624,052
Intermediate Duration Portfolio	$5,261,269
Short Duration California Municipal Portfolio	$127,326
Short Duration Diversified Municipal Portfolio	$515,306
Short Duration New York Municipal Portfolio	$200,954
California Municipal Portfolio	$1,059,794
Diversified Municipal Portfolio	$4,991,204
New York Municipal Portfolio	$1,652,024

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and for all share classes of the Portfolios, commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

23	The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

94	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Certain of the Portfolios have retail class shares. As of September 30, 2012, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

Portfolio	09/30/12 Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.06%
International Portfolio	0.64%
Short Duration Plus Portfolio	12.19%
California Municipal Portfolio	12.31%
Diversified Municipal Portfolio	17.30%
New York Municipal Portfolio	18.38%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $17 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2011:

Portfolio	Amount Received
Tax-Managed International Portfolio	$208
International Portfolio	$331
Short Duration Plus Portfolio	$3,509
California Municipal Portfolio	$79
Diversified Municipal Portfolio	$409
New York Municipal Portfolio	$619

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2011:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$23,738	$286
International Portfolio	$106,659	$1,473
Short Duration Plus Portfolio	$502,210	$19,154
California Municipal Portfolio	$351,531	$18,418
Diversified Municipal Portfolio	$2,188,673	$151,823
New York Municipal Portfolio	$1,116,101	$63,999

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	95

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios in the most recently completed fiscal year: 24

Portfolio	ABIS Fee
Tax-Managed International Portfolio	$17,982
International Portfolio	$21,151
Short Duration Plus Portfolio	$40,107
California Municipal Portfolio	$18,000
Diversified Municipal Portfolio	$46,423
New York Municipal Portfolio	$24,769

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the Portfolios’ most recently completed fiscal year.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in

24	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the Portfolios’ most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

96	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,25 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli26 study on advisory fees and various fund characteristics.27 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.28 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.

25	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

26	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

27	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

28	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	97

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $411 billion as of August 31, 2012, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios29 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”) 30 for the periods ended July 31, 2012.31 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio
1 year	-16.02	-8.39	-11.68	4/4	206/224
3 year	0.21	7.16	4.37	4/4	181/190
5 year	-9.99	-3.56	-4.65	4/4	146/148
10 year	4.20	7.04	6.99	4/4	60/60

International Portfolio
1 year	-16.15	-12.43	-11.68	5/6	207/224
3 year	0.23	4.05	4.37	5/6	180/190
5 year	-9.83	-5.31	-4.65	6/6	144/148
10 year	4.47	6.70	6.99	4/4	59/60

Emerging Markets Portfolio
1 year	-18.66	-12.40	-14.26	18/18	309/382
3 year	4.82	8.39	7.69	17/18	208/251
5 year	-2.69	0.25	-0.67	17/17	129/163
10 year	16.91	16.91	15.71	7/13	29/95

U.S. Government Short Duration Portfolio
1 year	1.18	1.70	1.67	11/16	49/65
3 year	2.12	2.53	2.64	12/16	45/59
5 year	3.22	3.37	3.61	11/15	40/54
10 year	3.17	3.35	3.37	9/13	31/48

29	The gross performance returns are for the Private Client class shares of the Portfolios.

30	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

31	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

98	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration Plus Portfolio
1 year	1.25	2.59	2.80	17/17	188/193
3 year	3.05	4.45	4.25	17/17	144/164
5 year	2.39	4.44	4.13	15/15	127/143
10 year	2.98	4.06	3.93	11/11	77/86

Intermediate Duration Portfolio
1 year	6.86	8.53	8.13	14/15	415/475
3 year	9.03	9.01	8.82	7/15	168/414
5 year	7.76	8.13	7.60	10/15	145/341
10 year	6.48	6.82	6.33	10/12	98/232

Short Duration California Municipal Portfolio
1 year	1.63	5.20	3.95	7/7	11/15
3 year	2.03	5.04	4.03	6/6	9/13
5 year	2.92	4.88	4.64	6/6	9/12
10 year	2.74	4.13	4.13	4/4	6/6

Short Duration Diversified Municipal Portfolio
1 year	2.28	2.36	2.36	8/13	40/73
3 year	2.30	2.64	2.64	8/11	38/55
5 year	3.09	3.33	3.33	8/11	29/45
10 year	2.88	3.02	3.16	5/7	20/30

Short Duration New York Municipal Portfolio
1 year	1.89	2.46	5.08	3/3	6/6
3 year	2.05	2.26	4.45	3/3	5/5
5 year	2.94	3.35	4.90	3/3	5/5
10 year	2.83	3.13	4.04	3/3	5/5

California Municipal Portfolio
1 year	6.84	9.52	9.26	6/6	21/28
3 year	6.09	7.14	7.06	5/6	22/25
5 year	5.52	5.94	5.62	6/6	19/23
10 year	4.52	4.87	4.65	4/5	15/21

Diversified Municipal Portfolio
1 year	6.31	9.25	8.99	15/15	118/137
3 year	5.47	7.20	7.10	15/15	94/98
5 year	5.49	6.26	6.16	12/13	69/85
10 year	4.52	5.25	5.07	12/12	55/59

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	99

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
New York Municipal Portfolio
1 year	6.19	8.37	8.39	5/5	20/21
3 year	5.43	6.61	6.61	5/5	18/19
5 year	5.44	5.95	5.96	5/5	14/17
10 year	4.56	4.83	4.86	4/4	14/15

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)32 versus their benchmarks.33

	Periods Ending July 31, 2012 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	-16.97	-0.92	-11.00	2.99	5.00
MSCI EAFE Index[34]	-11.45	3.31	-5.61	6.36	5.31
Inception Date: June 22,1992

International Portfolio	-17.14	-0.94	-10.89	3.21	1.47
MSCI EAFE Index	-11.45	3.31	-5.61	6.36	2.19
Inception Date: April 30, 1999

Emerging Markets Portfolio	-19.83	3.32	-4.10	15.10	7.54
MSCI Emerging Markets Index	-13.93	6.63	-0.73	15.21	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	0.53	1.47	2.54	2.43	4.67
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.76	1.64	3.14	2.92	N/A
Inception Date: January 3, 1989

Short Duration Plus Portfolio	0.64	2.43	1.76	2.31	4.76
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.76	1.64	3.14	2.92	N/A
Inception Date: December 12, 1988

Intermediate Duration Portfolio	6.26	8.45	7.16	5.87	6.86
Barclays Capital U.S. Aggregate Bond Index	7.25	6.85	6.91	5.65	7.27
Inception Date: January 17, 1989

32	The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

33	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2012.

34	Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

100	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

	Periods Ending July 31, 2012 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)

Short Duration California Municipal Portfolio	0.98	1.38	2.24	2.00	2.86
Barclays Capital 1 Year Municipal Bond Index[34]	0.99	1.50	2.75	2.45	3.47
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	1.65	1.67	2.45	2.21	3.11
Barclays Capital 1 Year Municipal Bond Index[34]	0.99	1.50	2.75	2.45	3.47
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	1.26	1.42	2.30	2.13	2.94
Barclays Capital 1 Year Municipal Bond Index[34]	0.99	1.50	2.75	2.45	3.47
Inception Date: October 3, 1994

California Municipal Portfolio	6.18	5.42	4.87	3.86	4.95
Barclays Capital 5 Year GO Municipal Index[34]	4.60	4.80	5.80	4.50	5.59
Inception Date: August 6, 1990

Diversified Municipal Portfolio	5.72	4.88	4.90	3.92	5.15
Barclays Capital 5 Year GO Municipal Index[34]	4.60	4.80	5.80	4.50	5.67
Inception Date: January 9, 1989

New York Municipal Portfolio	5.55	4.80	4.80	3.92	5.17
Barclays Capital 5 Year GO Municipal Index[34]	4.60	4.80	5.80	4.50	5.67
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to the Equity Portfolios, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 12, 2012

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	101

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

102	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	103

NOTES

104	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

NOTES

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	105

NOTES

106	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

NOTES

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	107

NOTES

108	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IPTIP-0151-0912

ANNUAL REPORT

AllianceBernstein

Short Duration Portfolio

September 30, 2012

Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 20, 2012 (unaudited)

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Short Duration Portfolio (the “Portfolio”) for the annual reporting period ended September 30, 2012.

Investment Objective and Policies

The Portfolio seeks to provide safety of principal and a moderate rate of return that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by national ratings agencies (or, if unrated, determined by AllianceBernstein L.P. (the “Adviser”) to be of comparable quality) and comparably rated commercial paper and notes. The Portfolio may purchase many types of securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, loan participations and preferred stock, as well as others. The Portfolio also may invest up to 20% of its total assets in foreign fixed-income securities in developed or emerging market countries. The Portfolio may invest up to 20% of its fixed-income securities rated BB or B by national rating agencies, which are not investment grade (commonly known as “junk bonds”).

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average time to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

In managing the Portfolio, the Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Portfolio may moderately shorten its average duration when the Adviser expects interest rates to rise and modestly lengthen its average duration when the Adviser anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may also invest in derivatives, such as options, futures, forwards and swaps. The Portfolio also may invest up to 20% of its assets in structured instruments, which have characteristics of futures, options, currencies, and securities. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e. cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	1

Investment Results

The table on page 5 shows performance for the Portfolio compared to its benchmark, the Bank of America Merrill Lynch (“BofA ML”) 1-3 year U.S. Treasury Index, for the six- and 12-month periods ended September 30, 2012

The Portfolio’s Class A shares outperformed the benchmark for both periods, before sales charges. Exposure to fixed-income sectors not represented in the Portfolio’s benchmark, specifically agency mortgage pass-throughs, asset-backed and commercial mortgage-backed securities, as well as an allocation to corporates, all contributed positively relative to the Portfolio’s benchmark, for both periods. Yield curve positioning, specifically modest holdings in intermediate maturities where the yield curve was steepest, also helped. Derivatives in the form of Treasury futures were utilized for hedging and investment purposes in order to manage duration and yield curve positioning, which contributed positively to performance during both periods; currency forwards were utilized in order to hedge unwanted currency exposure on non-U.S. dollar holdings, which had an immaterial impact on performance during both periods.

Market Review and Investment Strategy

Volatility continued throughout the 12-month period ended September 30, 2012, as global markets remained highly correlated with ongoing European debt sentiment and perceptions of the overall health of the global economy. The swings between “risk on” and “risk off” throughout the period reflected uncertainty created by the protracted sovereign debt crisis in Europe, a looming fiscal policy crisis in the U.S., and questions as to whether emerging market economies, such as China and Brazil, were heading for a hard or soft landing.

Investor confidence improved in the first quarter of 2012, after the European Central Bank (“ECB”) took decisive moves to stem the euro-area crisis and after signs of improving economic momentum, particularly in the U.S., buoyed markets. In the second quarter of 2012, however, the pendulum swung back to “risk off” as the European debt crisis intensified, growth in China moderated and the pace of U.S. economic growth showed signs of slowing. Government yields fell significantly, with U.S. Treasury and German bund yields setting new record lows.

Toward the end of the 12-month period, global risk aversion eased once again, prompted by positive central bank policy initiatives. The ECB announced a bond purchase program to support financial market stability in the euro area, while yields on ten-year European government bonds, including those of countries at the center of the sovereign debt crisis, fell. In the U.S., a third round of quantitative easing by the Federal Reserve was also positive for broad market sentiment. Officials indicated that the current low interest rate regime would likely last until the middle of 2015; previously, it had been expected to run until the end of 2014. For the 12-month period, government securities generally underperformed risk assets, which gained in value and corporate bond spreads narrowed.

2	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Bank of America Merrill Lynch® (“BofA ML”) 1-3 Year U.S. Treasury Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML 1-3 Year U.S. Treasury Index represents the performance of U.S. dollar-denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of 1-3 years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, interest rate sensitivity, negative perception of the junk bond market generally and less secondary market liquidity.

Riskier than a Money-Market Fund: This Portfolio is invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio’s assets is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolio’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

(unaudited)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Short Duration Portfolio
Class A	0.49%	0.72%

Class B*	0.48%	0.23%

Class C	0.50%	0.25%

BofA ML 1-3 Year U.S. Treasury Index	0.45%	0.56%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/21/03* TO 9/30/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Short Duration Portfolio Class A shares (from 5/21/03* to 9/30/12) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/21/2003.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2012
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			-0.14%
1 Year	0.72%	-3.58%
5 Years	1.38%	0.51%
Since Inception**	1.73%	1.26%

Class B Shares			-0.83%
1 Year	0.23%	-2.77%
5 Years	0.71%	0.71%
Since Inception**(a)	1.26%	1.26%

Class C Shares			-0.79%
1 Year	0.25%	-0.75%
5 Years	0.75%	0.75%
Since Inception**	1.05%	1.05%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)

Class A Shares
1 Year	-3.58%
5 Years	0.51%
Since Inception**	1.26%

Class B Shares
1 Year	-2.77%
5 Years	0.71%
Since Inception**(a)	1.26%

Class C Shares
1 Year	-0.75%
5 Years	0.75%
Since Inception**	1.05%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.92%, 1.66% and 1.63% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2012.

**	Inception date: 5/21/2003.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

6	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,004.90	$4.71	0.94%
Hypothetical**	$1,000	$1,020.30	$4.75	0.94%
Class B
Actual	$1,000	$1,004.80	$5.31	1.06%
Hypothetical**	$1,000	$1,019.70	$5.35	1.06%
Class C
Actual	$1,000	$1,005.00	$5.11	1.02%
Hypothetical**	$1,000	$1,019.90	$5.15	1.02%
*	Expenses are equal to the classes’ annualized expense ratios, shown in the table above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	7

Fund Expenses

PORTFOLIO SUMMARY

September 30, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $626.2

*	All data are as of September 30, 2012. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also invests in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classe. See “Portfolio of Investments” section of the report for additional details.

8	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

September 30, 2012

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGHS – 35.2%
Agency ARMs – 14.0%
Federal Home Loan Mortgage Corp. 2.024%, 8/01/42(a)	U.S.$	5,999	$6,228,848
2.488%, 7/01/42(a)		7,793	8,179,074
3.017%, 6/01/37(a)		7,296	7,865,525
Series 2005 2.895%, 5/01/35(a)		1,292	1,387,923
Federal National Mortgage Association 2.138%, 8/01/42(a)		5,092	5,299,038
2.26%, 8/01/42(a)		4,181	4,370,937
2.386%, 6/01/42(a)		3,585	3,749,842
2.397%, 1/01/36(a)		1,427	1,522,385
2.452%, 5/01/42(a)		6,256	6,546,824
2.497%, 6/01/42(b)		6,206	6,505,680
2.656%, 8/01/42(a)		7,827	8,227,476
2.666%, 8/01/42(a)		7,869	8,272,913
2.726%, 6/01/42(a)		9,250	9,743,475
Series 2003 2.78%, 12/01/33(a)		274	294,122
Series 2005 2.317%, 2/01/35(b)		1,739	1,857,020
3.056%, 10/01/35(a)		2,175	2,336,916
Series 2006 2.505%, 1/01/36(a)		3,181	3,403,273
3.087%, 7/01/36(a)		1,036	1,113,105
Series 2007 2.151%, 1/01/37(b)		10	10,251
Series 2009 2.742%, 7/01/38(a)		761	816,218

			87,730,845

Agency Fixed Rate 15-Year – 13.9%
Federal Home Loan Mortgage Corp. Gold 3.50%, 7/01/27 5,511			5,899,325
4.50%, 6/01/25		5,093	5,465,752
5.00%, 7/01/25		2,260	2,441,600
6.50%, 3/01/26		9,783	10,184,631
Series 2011
3.50%, 6/01/26		4,429	4,690,128
Federal National Mortgage Association 3.00%, TBA 17,550			18,603,000
3.50%, 3/01/26 – 9/01/26		25,804	27,483,074
6.00%, 12/01/21		42	45,954
Series 2000 7.50%, 3/01/15		35	36,560
Series 2001 6.00%, 11/01/16 – 12/01/16		330	352,323
Series 2002 6.00%, 2/01/17		236	251,811

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

8.00%, 7/01/17	U.S.$	81	$87,043
Series 2012 3.00%, 3/01/27-8/01/27		10,882	11,607,887

			87,149,088

Agency Fixed Rate 30-Year – 7.3%
Federal Home Loan Mortgage Corp. Gold Series 2009 5.50%, 10/01/39		2,748	3,000,786
Federal National Mortgage Association 4.50%, 8/01/39-4/01/41		4,977	5,537,770
5.50%, 5/01/39		2,498	2,739,019
6.00%, 2/01/37-4/01/40		16,722	18,498,021
Series 2008 5.50%, 6/01/38		5,695	6,245,170
6.00%, 5/01/38		7,938	8,789,675
Series 2010 6.00%, 4/01/40		661	731,530
Government National Mortgage Association Series 2002 7.50%, 3/15/32		210	257,363

			45,799,334

Total Mortgage Pass-Throughs (cost $218,562,316)			220,679,267

GOVERNMENTS - TREASURIES – 32.5%
Canada – 1.9%
Canadian Government Bond 0.75%, 5/01/14	CAD	11,615	11,754,295

United States – 30.6%
U.S. Treasury Notes 0.125%, 7/31/14	U.S.$	29,100	29,039,763
0.375%, 7/31/13		31,215	31,266,224
0.625%, 4/30/13		38,400	38,503,488
0.875%, 4/30/17		16,375	16,606,559
1.375%, 1/15/13		45,108	45,270,218
3.375%, 7/31/13		30,160	30,958,757

			191,645,009

Total Governments – Treasuries (cost $203,004,056)			203,399,304

ASSET-BACKED SECURITIES – 14.1%
Autos - Fixed Rate – 6.6%
Ally Auto Receivables Trust Series 2010-1, Class B 3.29%, 3/15/15(c)		3,595	3,718,215

10	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2012-1, Class A2 0.71%, 9/15/14	U.S.$	1,504	$1,506,561
Series 2012-A, Class C 2.40%, 11/15/17(c)		1,455	1,495,602
AmeriCredit Automobile Receivables Trust Series 2012-2, Class A3 1.05%, 10/11/16		2,140	2,159,391
Series 2012-4, Class A2 0.49%, 4/08/16		2,255	2,255,071
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(c)		1,095	1,116,943
Bank of America Auto Trust Series 2009-2A, Class A4 3.03%, 10/15/16(c)		1,953	1,968,462
Series 2012-1, Class A4 1.03%, 12/15/16		990	1,003,644
Series 2012-1, Class C 2.09%, 7/17/17		1,825	1,853,820
BMW Vehicle Owner Trust Series 2010-A, Class A3 1.39%, 4/25/14		571	572,749
CarMax Auto Owner Trust Series 2010-1, Class A3 1.56%, 7/15/14		639	640,509
Ford Auto Securitization Trust Series 2011-R3A, Class A1 1.708%, 8/15/13(c)	CAD	266	273,752
Ford Credit Auto Lease Trust Series 2011-A, Class A2 0.74%, 9/15/13	U.S.$	1,168	1,168,754
Series 2012-B, Class A2 0.79%, 11/15/14		1,750	1,750,142
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		3,430	3,429,474
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(c)		374	374,213
Mercedes-Benz Auto Lease Trust Series 2011-B, Class A2 0.90%, 1/15/14(c)		1,610	1,612,248
Series 2012-A, Class A2 0.66%, 4/15/14		1,881	1,883,269
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A4 2.43%, 3/15/16		31	31,261

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(c)	U.S.$	1,739	$1,741,195
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		1,375	1,379,071
Nissan Auto Receivables Owner Trust Series 2010-A, Class A3 0.87%, 7/15/14		1,060	1,062,055

Porsche Innovative Lease Owner Trust Series 2011-1, Class A2 0.92%, 2/20/14(c)		1,524	1,524,993
Santander Drive Auto Receivables Trust Series 2012-3, Class A2 0.83%, 4/15/15		2,040	2,046,049
SMART Trust/Australia Series 2011-2USA, Cl,ass A2A 1.22%, 11/14/13(c)		1,016	1,016,901
Toyota Auto Receivables Owner Trust Series 2010-A, Class A3 1.27%, 12/16/13		769	770,577
Volkswagen Auto Loan Enhanced Trust Series 2012-1, Class A2 0.61%, 10/20/14		1,527	1,528,232
World Omni Automobile Lease Securitization Trust Series 2012-A, Class A3 0.93%, 11/16/15		1,730	1,742,364

			41,625,517

Autos - Floating Rate – 2.3%
Ally Master Owner Trust Series 2011-4, Class A1 1.021%, 9/15/16(b)		2,995	3,015,734
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.619%, 9/15/17(b)(c)		2,289	2,289,048
Ford Credit Floorplan Master Owner Trust Series 2010-1, Class A 1.871%, 12/15/14(b)(c)		3,385	3,396,695
Series 2012-1, Class A 0.691%, 1/15/16(b)		606	608,547
GE Dealer Floorplan Master Note Trust Series 2009-2A, Class A 1.771%, 10/20/14(b)(c)		2,879	2,881,764
Hyundai Floorplan Master Owner Trust Series 2009-1A, Class A 1.471%, 11/17/14(b)(c)		1,985	1,987,805

			14,179,593

12	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Cards - Fixed Rate – 1.9%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18	U.S.$	3,110	$3,120,532
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, 8/15/17		927	934,937
Series 2012-A3, Class A3 0.86%, 11/15/17		951	959,725
GE Capital Credit Card Master Note Trust Series 2012-1, Class A 1.03%, 1/15/18		3,585	3,621,517
Series 2012-6, Class A 1.36%, 8/17/20		2,445	2,466,788
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		965	970,966

			12,074,465

Credit Cards - Floating Rate – 1.8%
Chase Issuance Trust Series 2011-A3, Class A3 0.341%, 12/15/15(b)		3,640	3,645,001
Discover Card Master Trust Series 2010-A1, Class A1 0.871%, 9/15/15(b)		3,271	3,279,083
Gracechurch Card Funding PLC Series 2012-1A, Class A1 0.921%, 2/15/17(b)(c)		1,520	1,523,624
Penarth Master Issuer PLC Series 2010-2A, Class A2 0.97%, 12/18/14(b)(c)		1,230	1,230,968
Series 2012-1A, Class A1 0.79%, 3/18/14(b)(c)		1,692	1,693,737

			11,372,413

Other ABS - Fixed Rate – 0.9%
CIT Canada Equipment Receivables Trust Series 2012-1A, Class A1 1.705%, 7/22/13(c)	CAD	581	591,555
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15	U.S.$	1,362	1,366,914
GE Equipment Small Ticket LLC Series 2011-1A, Class A2 0.88%, 8/21/13(c)		325	325,314
GE Equipment Transportation LLC Series 2012-1, Class A3 0.99%, 11/23/15		3,175	3,198,035

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

John Deere Owner Trust Series 2011-A, Class A2 0.64%, 6/16/14	U.S.$	280	$280,174

			5,761,992

Other ABS - Floating Rate – 0.4%
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.709%, 6/20/17(b)		2,340	2,351,578

Home Equity Loans - Fixed Rate – 0.1%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.86%, 1/25/33		646	662,135
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(d)(e)		13	0

			662,135

Home Equity Loans - Floating Rate – 0.1%
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.499%, 1/20/36(b)		432	401,525

Total Asset-Backed Securities (cost $88,133,563)			88,429,218

CORPORATES - INVESTMENT GRADES – 8.0%
Industrial – 7.2%
Capital Goods – 1.2%
Caterpillar Financial Services Corp. 1.375%, 5/20/14		3,555	3,606,028
Eaton Corp. 0.719%, 6/16/14(b)		1,812	1,817,411
General Dynamics Corp. 5.25%, 2/01/14		1,825	1,939,816

			7,363,255

Communications - Telecommunications – 1.1%
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, 2/01/14		3,170	3,371,932
Verizon Communications, Inc. 1.25%, 11/03/14		2,645	2,686,614
1.95%, 3/28/14		880	900,058

			6,958,604

Consumer Cyclical - Automotive – 0.4%
American Honda Finance Corp. 2.375%, 3/18/13(c)		2,859	2,883,916

Consumer Cyclical - Entertainment – 0.3%
Walt Disney Co. (The) 4.50%, 12/15/13		1,762	1,849,261

14	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.8%
Target Corp. 0.488%, 1/11/13(b)	U.S.$	4,916	$4,918,679

Consumer Non-Cyclical – 1.6%
Baxter International, Inc. 1.80%, 3/15/13		946	952,205
Bottling Group LLC 5.00%, 11/15/13		1,703	1,789,008
Eli Lilly & Co. 4.20%, 3/06/14		1,885	1,986,121
GlaxoSmithKline Capital, Inc. 4.85%, 5/15/13		1,316	1,352,526
Novartis Capital Corp. 4.125%, 2/10/14		1,895	1,989,337
Sanofi 1.625%, 3/28/14		1,835	1,867,448

			9,936,645

Energy – 0.4%
Chevron Corp. 3.95%, 3/03/14		1,915	2,010,377
ConocoPhillips 4.75%, 2/01/14		471	497,519

			2,507,896

Technology – 1.4%
Cisco Systems, Inc. 1.625%, 3/14/14		3,635	3,704,498
2.90%, 11/17/14		250	263,139
Oracle Corp. 4.95%, 4/15/13		1,344	1,377,268
Texas Instruments, Inc. 1.375%, 5/15/14		3,550	3,605,139

			8,950,044

			45,368,300

Financial Institutions – 0.8%
Banking – 0.3%
UnionBanCal Corp. 5.25%, 12/16/13		1,545	1,613,958

Finance – 0.5%
General Electric Capital Corp. 1.875%, 9/16/13		3,286	3,332,566

			4,946,524

Total Corporates – Investment Grades (cost $49,651,245)			50,314,824

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.9%
Non-Agency Fixed Rate CMBS – 3.8%
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2006-6, Class A2 5.309%, 10/10/45	U.S.$	9	$9,214
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38		214	216,944
Series 2007-LDPX, Class A2S 5.305%, 1/15/49		8	8,531
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		1,219	1,277,654
Series 2011-C3, Class A1 1.875%, 2/15/46(c)		2,737	2,784,090
Series 2011-C4, Class A1 1.525%, 7/15/46(c)		1,205	1,218,032
Series 2012-C6, Class A1 1.031%, 5/15/45		1,588	1,601,377
Series 2012-CBX, Class A1 0.958%, 6/16/45		2,713	2,724,458
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		1,427	1,457,235
Morgan Stanley Capital I, Inc. Series 2011-C1, Class A1 2.602%, 9/15/47(c)		2,767	2,853,309
Series 2011-C2, Class A1 1.48%, 6/15/44(c)		2,599	2,634,843
RBSCF Trust Series 2010-MB1, Class A1 2.367%, 4/15/24(c)		2,451	2,503,988
Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45		3,110	3,111,899
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1 2.501%, 2/15/44(c)		1,202	1,234,832

			23,636,406

Non-Agency Floating Rate CMBS – 0.7%
Commercial Mortgage Pass Through Certificates Series 2007-FL14, Class C 0.521%, 6/15/22(b)(c)		997	895,656
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.691%, 10/15/21(b)(c)		2,000	1,885,956

16	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-TFLA, Class A2 0.341%, 2/15/22(b)(c)	U.S.$	1,544	$1,501,097

			4,282,709

Agency CMBS – 0.4%
Government National Mortgage Association Series 2006-51 0.52%, 8/16/46(f)		5,777	140,816
NCUA Guaranteed Notes Series 2010-C1, Class A1 1.60%, 10/29/20		2,563	2,608,207

			2,749,023

Total Commercial Mortgage-Backed Securities (cost $30,757,334)			30,668,138

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.2%
Agency Fixed Rate – 2.2%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24		6,321	6,518,630
Federal National Mortgage Association Series 2010-9, Class EA 3.50%, 1/25/24		3,301	3,402,371
Series 2011-39, Class DA 3.50%, 7/25/24		3,755	3,846,840

			13,767,841

Agency Floating Rate – 0.8%
Freddie Mac Reference REMICs Series R008, Class FK 0.621%, 7/15/23(b)		71	71,335
NCUA Guaranteed Notes Series 2010-R3, Class 1A 0.788%, 12/08/20(b)		4,638	4,666,048

			4,737,383

Non-Agency Floating Rate – 0.2%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.66%, 2/25/42(b)(c)		1,149	952,476

Non-Agency Fixed Rate – 0.0%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36		233	235,649

Total Collateralized Mortgage Obligations (cost $19,968,695)			19,693,349

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN AGENCIES – 0.6%
Netherlands – 0.6%
Achmea Hypotheekbank NV 0.792%, 11/03/14(b)(c) (cost $3,414,342)	U.S.$	3,415	$3,404,909

Total Investments – 98.5% (cost $613,491,551)			616,589,009
Other assets less liabilities – 1.5%			9,581,080

Net Assets – 100.0%			$626,170,089

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	825	December 2012	$181,880,548	$181,938,281	$57,733
U.S. T-Note 5 Yr Futures	88	December 2012	10,924,655	10,967,688	43,033

Sold Contracts
U.S. T-Note 10 Yr Futures	119	December 2012	15,788,030	15,884,641	(96,611)

					$4,155

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank NA	CAD	12,484	USD	12,779	11/09/12	$90,932

(a)	Variable rate coupon, rate shown as of September 30, 2012.

(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2012.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the aggregate market value of these securities amounted to $56,793,792 or 9.1% of net assets.

(d)	Fair valued by the Adviser.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of September 30, 2012 is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$13,205	$0	0.00%

(f)	IO – Interest Only

18	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

Currency Abbreviations:

CAD – Canadian Dollar

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

NCUA – National Credit Union Administration

REMICs – Real Estate Mortgage Investment Conduits

TBA – To Be Announced

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	19

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2012

Assets
Investments in securities, at value	$616,589,009
Foreign currencies, at value(a)	84,880
Cash in bank(b)	24,642,843
Receivables:
Dividends and interest	1,826,961
Investment securities sold	1,751,089
Capital shares sold	2,531,393
Margin due from broker on futures contracts	49,284
Unrealized appreciation of forward currency exchange contracts	90,932

Total assets	647,566,391

Liabilities
Payables:
Dividends to shareholders	168,862
Investment securities purchased	20,243,251
Capital shares redeemed	525,835
Management fee	194,358
Shareholder servicing fee	39,662
Distribution fee	29,012
Transfer Agent fee	5,069
Accrued expenses	190,253

Total liabilities	21,396,302

Net Assets	$626,170,089

Cost of investments	$613,491,551

Net Assets Consist of:
Capital stock, at par	$52,592
Additional paid-in capital	652,708,789
Distributions in excess of net investment income	(13,113)
Accumulated net realized loss on investment transactions	(29,770,886)
Net unrealized appreciation of:
Investments, futures and interest rate swap transactions	3,101,613
Foreign currency denominated assets and liabilities	91,094

$626,170,089

(a)	Cost: $84,798. (Note 1)

(b)	An amount of $234,707 has been segregated to collateralize margin requirements for open futures contracts outstanding at September 30, 2012.

See notes to financial statements.

20	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Statement of Assets & Liabilities

Calculation of Maximum Offering Price

Short Duration Plus Class Shares
Net Assets	$549,978,802
Shares of capital stock outstanding	46,191,459

Net asset value and offering price per share	$11.91

Class A Shares
Net Assets	$52,990,527
Shares of capital stock outstanding	4,448,682

Net asset value and redemption price per share	11.91
Sales charge—4.25% of public offering price	0.53

Maximum offering price	$12.44

Class B Shares
Net Assets	$2,592,057
Shares of capital stock outstanding	218,022

Net asset value and offering price per share	$11.89

Class C Shares
Net Assets	$20,608,703
Shares of capital stock outstanding	1,733,399

Net asset value and offering price per share	$11.89

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	21

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2012

Investment Income
Income:
Interest		$6,879,164

Expenses:
Management fee (see Note 2A)	$2,822,964
Shareholder servicing fee (see Note 2B)	544,248
Custodian fee	189,462
Transfer Agent fee—Non-Retail Class	28,634
Transfer Agent fee—Class A	54,170
Transfer Agent fee—Class B	5,176
Transfer Agent fee—Class C	24,043
Distribution fees—Class A	170,680
Distribution fees—Class B	38,888
Distribution fees—Class C	242,475
Registration fees	118,826
Printing fees	34,272
Auditing and tax fees	29,156
Directors’ fees and expenses	23,232
Legal fees	14,292
Miscellaneous	34,037

Total expenses	4,374,555
Less: expenses waived and reimbursed by the Distributor (see Note 2D)	(90,305)

Net expenses		4,284,250

Net investment income		2,594,914

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		3,559,080
Futures transactions		155,741
Foreign currency transactions		180,939

Net realized gain on investment transactions		3,895,760

Net change in unrealized appreciation/depreciation of:
Investments		550,653
Futures transactions		359,778
Foreign currency denominated assets and liabilities		(1,517,339)

Net change in unrealized appreciation/depreciation of investments		(606,908)

Net realized and unrealized gain on investment transactions		3,288,852

Net increase in Net Assets Resulting from Operations		$5,883,766

See notes to financial statements.

22	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2012	Year Ended September 30, 2011
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,594,914	$6,620,688
Net realized gain (loss) on investment and foreign currency transactions	3,895,760	(3,565,709)
Net change in unrealized appreciation/depreciation of investments	(606,908)	3,084,686

Net increase in net assets resulting from operations	5,883,766	6,139,665
Dividends to Shareholders:
Dividends from net investment income
Short Duration Plus Class	(4,674,392)	(7,507,885)
Class A	(308,624)	(567,406)
Class B	(6,990)	(10,760)
Class C	(52,807)	(58,504)

Total dividends to shareholders	(5,042,813)	(8,144,555)

Capital-Share Transactions:
Net proceeds from sales of shares	268,151,975	481,271,506
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	3,170,368	4,131,183

Total proceeds from shares sold	271,322,343	485,402,689
Cost of shares redeemed	(372,800,562)	(390,016,945)

Net increase (decrease) in net assets from capital-share transactions	(101,478,219)	95,385,744

Net increase (decrease) in net assets	(100,637,266)	93,380,854
Net Assets:
Beginning of period	726,807,355	633,426,501

End of period(a)	$626,170,089	$726,807,355

(a) Includes distributions in excess of net investment income of:	$(13,113)	$(589,411)

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	23

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Short Duration Class A, B and C shares are shares of Short Duration Plus Portfolio (the “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 18 series each with its own investment objective. The Short Duration Plus Portfolio commenced offering AllianceBernstein Short Duration Class A, Class B and Class C Shares on May 21, 2003 and Class R Shares on February 17, 2004 (collectively, “Short Duration Retail Classes”) in addition to the existing Short Duration Plus Class shares (the “Plus Class”). As of February 23, 2005, the Class R shares are no longer offered to shareholders. These financial statements include only the Short Duration Retail Classes. The financial highlights of the Plus Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of

24	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	25

Notes to Financial Statements

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are

26	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through brokers or pricing services are generally categorized within Level 2. Those investments for which current data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of September 30, 2012:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Mortgage Pass-Throughs	$	– 0	–	$220,679,267		$	– 0	–	$220,679,267
Governments – Treasuries		– 0	–	203,399,304			– 0	–	203,399,304
Asset-Backed Securities		– 0	–	79,251,988			9,177,230		88,429,218
Corporates – Investment Grades		– 0	–	50,314,824			– 0	–	50,314,824
Commercial Mortgage-Backed Securities		– 0	–	23,867,604			6,800,534		30,668,138
Collateralized Mortgage Obligations		– 0	–	18,505,224			1,188,125		19,693,349
Governments – Sovereign Agencies		– 0	–	3,404,909			– 0	–	3,404,909

Total Investments in Securities		– 0	–	599,423,120			17,165,889		616,589,009
Other Financial Instruments*:
Assets:
Futures Contracts		100,766		– 0	–		– 0	–	100,766	#
Forward Currency Exchange Contracts		– 0	–	90,932			– 0	–	90,932
Liabilities:
Futures Contracts		(96,611)		– 0	–		– 0	–	(96,611	)#

Total++		$4,155		$599,514,052			$17,165,889		$616,684,096

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

++	There were no transfers between Level 1 and Level 2 during the reporting period.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	27

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset- Backed Securities		Commercial Mortgage- backed Securities		Collateralized Mortgage Obligations		Total
Balance as of 9/30/11	$9,273,835		$11,947,915		$13,488,575		$34,710,325
Accrued discounts/(premiums)	1,235		(420)		48		863
Realized gain (loss)	20,615		(3,114)		(18,229)		(728)
Change in unrealized appreciation/depreciation	296,375		67,277		(87,954)		275,698
Purchases	6,274,107		– 0	–	– 0	–	6,274,107
Sales	(6,688,937)		(1,055,272)		(284,350)		(8,028,559)
Transfers in to Level 3	– 0	–	1,542,066		– 0	–	1,542,066
Transfers out of Level 3	– 0	–	(5,697,918)		(11,909,965)		(17,607,883)

Balance as of 9/30/12	$9,177,230		$6,800,534		$1,188,125		$17,165,889

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*	$216,265		$67,277		$(108,676)		$174,866

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at September 30, 2012:

	Fair Value at September 30, 2012	Valuation Technique	Unobservable Input	Range
Asset-Backed Securities	$8,585,675	Third Party Vendor	Vendor Quote	$93.05 – $102.57
	591,555	Indicative Market Quotations	Broker Quote	$101.75
Commercial Mortgage-Backed Securities	6,800,534	Third Party Vendor	Vendor Quote	$89.79 – $102.72
Collateralized Mortgage Obligations	19,693,349	Third Party Vendor	Vendor Quote	$82.88 – $103.13

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including Pricing Policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the Pricing Policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and

28	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the Pricing Policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the Pricing Policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily and monthly multi-source pricing compares, reviewed and submitted to the Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) monitoring of performance and performance attribution reports for anomalous impacts based upon benchmark performance, and 2) review by portfolio managers of all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	29

Notes to Financial Statements

prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. As of September 30, 2012, the Portfolio did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

30	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

G. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to the Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effect of such permanent differences on the Portfolio—due to foreign currency gain (loss) and paydown gain (loss) reclassifications, and the tax treatment of Treasury inflation-protected securities—is reflected as an adjustment to the components of capital as of September 30, 2012, as shown below:

Increase (Decrease) to Additional Paid-in Capital	Increase (Decrease) to Undistributed Net Investment Income (Loss)	Increase (Decrease) to Accumulated Net Realized Gain (Loss) on Investment and Foreign Currency Transactions
$ – 0 –	$ 3,024,197	$ (3,024,197)

I. Repurchase Agreements

The Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	31

Notes to Financial Statements

of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolio pays the Adviser an investment management fee at an annual rate of .45% of the first $750 million and .40% of the Portfolio’s average daily net assets over $750 million. The fee is accrued daily and paid monthly.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Short Duration Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Short Duration Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $33,848 for the year ended September 30, 2012.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolio (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Plus Class shares of the Portfolio. Under the agreement, the fee paid by the Plus Class shares to the Adviser for services under this agreement is at an annual rate of .10 of 1% of the average daily net assets of the Portfolio attributable to the Plus Class shares during the month.

32	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

C. Distribution Arrangements—Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Plus Class Shares of the Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Plus Class shares of the Portfolio. This agreement does not apply to the Short Duration Retail Classes of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Short Duration Retail Classes

The Short Duration Retail Classes of the Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares and 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. Effective April 1, 2012, the Distributor voluntarily waived ..55 of 1% to limit fees to .45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. For the period February 1, 2011 through March 31, 2012, the Distributor voluntarily waived .10 of 1% to limit fees to .90 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. Such waiver amounted to $90,305. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $24,802 and $ 919,334 for Class B and Class C shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s Short Duration Retail Class shares.

E. Other Transactions with Affiliates

Class A Shares of the Portfolio are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31,

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	33

Notes to Financial Statements

2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Portfolio that it has retained front-end sales charges of $3,881 from the sales of Class A shares and received $1,116, $219, and $2,817 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares, respectively, for the year ended September 30, 2012.

Brokerage commissions paid on investment transactions for the year ended September 30, 2012 amounted to $18,743, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the year ended September 30, 2012, the Portfolio had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$190,147,704	$203,689,041
U.S. government securities	641,352,779	633,526,330

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$613,495,714

Gross unrealized appreciation	$4,112,146
Gross unrealized depreciation	(1,018,851)

Net unrealized appreciation	$3,093,295

34	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

B. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	35

Notes to Financial Statements

vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2012, the Portfolio held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolio will generally not enter into a forward contract with a term greater than one year.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward contracts used to protect the Portfolio from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

During the year ended September 30, 2012, the Portfolio held foreign-currency exchange contracts for hedging purposes.

Documentation governing the Portfolio’s OTC derivatives may contain provisions for early termination of a such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of September 30, 2012, the Portfolio did not have OTC derivatives with contingent features in net liability positions.

36	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

At September 30, 2012, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$90,932

Interest rate contracts	Margin due from/owed to broker on futures contracts	4,155	*

Total		$95,087

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the Portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$2,042,495	$(1,562,512)

Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	155,741	359,778

Total		$2,198,236	$(1,202,734)

Please refer to the tables below for the volume of the Portfolio’s derivatives during the year ended September 30, 2012:

Forward currency Exchange Contracts:
Average principal amount of buy contracts	$6,108,316	(a)
Average principal amount of sale contracts	$23,043,129

Futures Contracts:
Average original value of buy contracts	$183,970,293
Average original value of sale contracts	$13,508,440

(a)	Positions were open nine months during the year

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	37

Notes to Financial Statements

C. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D. Mortgage-Backed Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended September 30, 2012, the Portfolio earned drop income of $106,945 which is included in interest income in the accompanying statement of operations.

E. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended September 30, 2012, the Portfolio had no transactions in reverse repurchase agreements.

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2012 and September 30, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$5,042,813	$8,144,555

Total distributions paid	$5,042,813	$8,144,555

38	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

As of September 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$247,142
Accumulated capital and other losses(a)	(29,762,571)
Unrealized appreciation/(depreciation)(b)	3,093,457

Total accumulated earnings/(deficit)(c)	$(26,421,972)

(a)	At September 30, 2012, the Portfolio deferred $137 in straddle losses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2012, the Portfolio had a net capital loss carryforward of $29,762,434 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$3,594,854	n/a	2013
6,491,604	n/a	2014
4,022,522	n/a	2015
920,045	n/a	2016
5,807,512	n/a	2017
1,960,592	n/a	2018
2,061,764	n/a	2019
1,555,198	$ 3,348,343	No expiration

NOTE 5.

Risks Involved in Investing in the Portfolio

Interest Rate and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	39

Notes to Financial Statements

lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Riskier than a Money-Market Fund—The Portfolio invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. The risks of investing in foreign (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Mortgage-Related Securities Risk—In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

40	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

Prepayment Risk—Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates, or indices. Derivatives may be illiquid and difficult to priced or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	41

Notes to Financial Statements

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 1 billion shares to the Portfolio, 200 million each to the five classes (including Class R shares which are not currently being offered). Share transactions for the Portfolio for the years ended September 30, 2012 and September 30, 2011, were as follows:

	Shares		Amount
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

Short Duration Plus Class Shares
Shares sold	20,290,108	36,554,682	$241,303,380	$435,700,586

Shares issued to shareholders on reinvestment of dividends	240,430	300,869	2,858,405	3,585,750

Shares redeemed	(27,289,114)	(28,747,848)	(324,551,712)	(342,510,638)

Net increase (decrease)	(6,758,576)	8,107,703	(80,389,927)	96,775,698

Beginning of period	52,950,035	44,842,332	650,554,228	553,778,530

End of period	46,191,459	52,950,035	$570,164,301	$650,554,228

Class A Shares
Shares sold	1,758,673	3,036,869	$20,921,039	$36,225,270

Shares issued to shareholders on reinvestment of dividends	22,129	40,513	263,203	483,005

Shares converted from Class B	87,064	75,683	1,035,890	902,212

Shares redeemed	(3,119,543)	(2,923,147)	(37,111,575)	(34,835,723)

Net increase (decrease)	(1,251,677)	229,918	(14,891,443)	2,774,764

Beginning of period	5,700,359	5,470,441	71,153,116	68,378,352

End of period	4,448,682	5,700,359	$56,261,673	$71,153,116

Class B Shares
Shares sold	31,727	103,096	$377,032	$1,228,535

Shares issued to shareholders on reinvestment of dividends	494	810	5,857	9,649

Shares converted to Class A	(87,201)	(75,696)	(1,035,890)	(902,212)

Shares redeemed	(110,398)	(193,272)	(1,311,507)	(2,302,585)

Net decrease	(165,378)	(165,062)	(1,964,508)	(1,966,613)

Beginning of period	383,400	548,462	6,347,924	8,314,537

End of period	218,022	383,400	$4,383,416	$6,347,924

42	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

Class C Shares
Shares sold	380,154	605,602	$4,514,634	$7,214,903

Shares issued to shareholders on reinvestment of dividends	3,614	4,429	42,903	52,779

Shares redeemed	(740,050)	(794,881)	(8,789,878)	(9,465,787)

Net decrease	(356,282)	(184,850)	(4,232,341)	(2,198,105)

Beginning of period	2,089,681	2,274,531	26,184,114	28,382,219

End of period	1,733,399	2,089,681	$21,951,773	$26,184,114

NOTE 7.

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	43

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended September 30,
	2012	2011	2010		2009	2008

Net asset value, beginning of period	$ 11.89	$ 11.92	$ 11.65		$ 11.46	$ 12.24

Income From Investment Operations
Net investment income†	.02	.08	.16		.31	.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.07	(.01)	.30		.21	(.77)

Total from investment operations	.09	.07	.46		.52	(.34)

Less: Dividends
Dividends from taxable net investment income	(.07)	(.10)	(.19)		(.33)	(.44)

Net asset value, end of period	$ 11.91	$ 11.89	$ 11.92		$ 11.65	$ 11.46

Total Return(a)	.72%	.63%	3.95	% **	4.61%	(2.83	)% **
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$52,991	$67,806	$65,233		$53,643	$33,197
Average net assets (000 omitted)	$56,893	$64,792	$59,630		$44,395	$36,957
Ratio to average net assets of:
Expenses	.94%	.92%	.94	%(b)	.99%	.96%
Net investment income	.16%	.67%	1.35	%(b)	2.72%	3.60%
Portfolio turnover rate	134%	99%	107%		176%	116%

See footnote summary on page 46.

44	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended September 30,
	2012		2011		2010		2009	2008

Net asset value, beginning of period	$ 11.89		$ 11.92		$ 11.64		$ 11.45	$ 12.24

Income From Investment Operations
Net investment income (loss)†	(.04	)(c)	(.00	)(c)(d)	.08		.23	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.07		(.01)		.30		.20	(.77)

Total from investment operations	.03		(.01)		.38		.43	(.43)

Less: Dividends
Dividends from taxable net investment income	(.03)		(.02)		(.10)		(.24)	(.36)

Net asset value, end of period	$ 11.89		$ 11.89		$ 11.92		$ 11.64	$ 11.45

Total Return(a)	.23%		(.05)%		3.27	%**	3.86%	(3.59	)%**
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$2,592		$4,559		$6,538		$8,913	$9,125
Average net assets (000 omitted)	$3,567		$5,443		$7,381		$10,523	$9,304
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.45%		1.60%		1.69	%(b)	1.72%	1.66%
Expenses, before waivers/reimbursements	1.78%		1.66%		1.69	%(b)	1.72%	1.66%
Net investment income (loss)	(.34	)%(c)	(.01	)%(c)	.72	%(b)	2.02%	2.91%
Portfolio turnover rate	134%		99%		107%		176%	116%

See footnote summary on page 46.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	45

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended September 30,
	2012		2011		2010		2009	2008

Net asset value, beginning of period	$ 11.89		$ 11.92		$ 11.64		$ 11.45	$ 12.23

Income From Investment Operations
Net investment income (loss)†	(.03	)(c)	.00	(c)(d)	.08		.24	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06		(.00	)(d)	.30		.20	(.76)

Total from investment operations	.03		(.00	)(d)	.38		.44	(.42)

Less: Dividends
Dividends from taxable net investment income	(.03)		(.03)		(.10)		(.25)	(.36)

Net asset value, end of period	$ 11.89		$ 11.89		$ 11.92		$ 11.64	$ 11.45

Total Return(a)	.25%		(.02)%		3.31	%**	3.88%	(3.52	)%**
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$20,608		$24,840		$27,105		$25,193	$16,176
Average net assets (000 omitted)	$22,617		$25,340		$26,317		$24,703	$14,051
Ratio to average net assets of:
Expenses	1.38%		1.57%		1.65	%(b)	1.70%	1.66%
Expenses, before waivers/reimbursements	1.72%		1.63%		1.65	%(b)	1.70%	1.66%
Net investment income (loss)	(.27	)%(c)	.02	%(c)	.66	%(b)	2.04%	2.89%
Portfolio turnover rate	134%		99%		107%		176%	116%

†	Based on average shares outstanding.

(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	The ratio includes expenses attributable to costs of proxy solicitation.

(c)	Net of fees and expenses waived by Distributor.

(d)	Amount is less than .005.

**	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended September 30, 2010 and September 30, 2008 by 0.01% and 0.05%, respectively.

See notes to financial statements.

46	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short Duration Plus Portfolio (one of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Short Duration Retail Class shares for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP (signed)

November 28, 2012

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	47

Report of Independent Registered Public Accounting Firm

2012 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended September 30, 2012. For foreign shareholders, 95.95% of ordinary income dividends paid by the Portfolio may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2013.

48	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Tax Information

BOARD OF DIRECTORS

Thomas B. Stiles, II(1)(2), Chairman

Dianne F. Lob, President

Bart Friedman(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

Rosalie J. Wolf(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

†	For the AllianceBernstein Short Duration Portfolio, Classes A, B and C shares only.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	49

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Dianne F. Lob, ** 1345 Avenue of the Americas, New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. with which she has been associated since prior to 2007. She is Chairman of Bernstein’s Private Client Investment Policy Group since 2004; Senior portfolio manager since 1999. Previously, Ms. Lob spent 22 years at J.P. Morgan, where she was a managing director and an investment banker specializing in providing mergers and acquisitions advice and debt and equity financing for large-capitalization industrial companies. During her career she held various positions in equity capital markets, international corporate finance, interest and currency swap marketing, lease advisory services and media client banking.	18	None

DISINTERESTED DIRECTORS***
Thomas B. Stiles, II, # ^ 72 (2003) Chairman of the Board	President of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	18	Cedar Lawn Corporation

50	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Bart Friedman, # 67 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2007.	18	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School Campus of Milton Academy; and Allied World Assurance Holdings

William Kristol, # 59 (1994)	Editor, The Weekly Standard since prior to 2007. He is also a Fox News Contributor.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and the Institute for the Study of War

Debra Perry, # 61 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer and Chief Credit Officer, Moody’s, from 1999 to 2001; Group Managing Director for the Finance, Securities and Insurance Rating Groups. Moody’s Corp., from 1996 to 1999. Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	Korn/Ferry International; Bank of America Funds Series Trust; Dean’s Advisory Board of Wisconsin School of Business; Committee for Economic Development; CNO Financial Group, Inc. since prior to 2007 until 2011; and MBIA Inc. since prior to 2007 until March 2008

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	51

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Donald K. Peterson, # 63 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (January 2002-September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); Chief Financial Officer, Lucent Technologies (1996-February 2000); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel from (1976-1995).	18	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; Teachers Insurance & Annuity Association of America; and Committee for Economic Development

Rosalie J. Wolf, # 71 (2000)	Managing Partner, Botanica Capital Partners LLC, and also Member of Brock Capital Group LLC. Member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer, The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust and Mobil Oil Corporation.	18	TIAA-CREFF and North European Oil Royalty Trust

*	There is no stated term of office for the Directors.

**	Ms. Lob is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

52	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Dianne F. Lob, 58	President	See biography above.

Philip L. Kirstein, 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2007.

Joseph J. Mantineo, 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	ABI and ABIS are affiliates of the Fund.

The	Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	53

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OF THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	The Senior Officer’s evaluation was completed on October 4, 2012 and discussed with the Board on October 16 and 25, 2012.
2

Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

54	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%
	The Adviser is extending its 5 basis points advisory fee waiver through October 31, 2013

3	Jones v. Harris at 1427.

4	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	55

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%
	The Adviser is extending its 5 basis points advisory fee waiver through October 31, 2013

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%
	The Adviser is extending its 5 basis points advisory fee waiver through October 31, 2013

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

	First $750 million On the balance	0.450 0.400	% %

Intermediate Duration Portfolio Diversified Municipal Portfolio	First $1 billion	0.500%
	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio New York Municipal Portfolio	First $1 billion	0.500%
	Next $2 billion	0.450%
	Next $2 billion	0.400%
	On the balance	0.350%

The Portfolios’ net assets on September 30, 2012 and September 30, 2011 are set forth below:

Portfolio	09/30/12 Net Assets ($MM)	09/30/11 Net Assets ($MM)	Change ($MM)
Tax-Managed International Portfolio	$3,456.1	$3,590.7	-$	134.6

International Portfolio	$1,497.0	$1,508.5	-$	11.5

Emerging Markets Portfolio	$1,240.9	$1,250.0	-$	9.1

U.S. Government Short Duration Portfolio	$109.3	$130.6	-$	21.3

Short Duration Plus Portfolio	$625.3	$727.6	-$	102.2

56	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	09/30/12 Net Assets ($MM)	09/30/11 Net Assets ($MM)	Change ($MM)
Intermediate Duration Portfolio	$4,826.1	$5,197.1	-$	371.0

Short Duration California Municipal Portfolio	$99.9	$119.1	-$	19.2

Short Duration Diversified Municipal Portfolio	$394.6	$418.0	-$	23.4

Short Duration New York Municipal Portfolio	$133.2	$158.6	-$	25.3

California Municipal Portfolio	$1,132.5	$1,113.5		$19.0

Diversified Municipal Portfolio	$5,670.5	$5,558.1		$112.4

New York Municipal Portfolio	$1,837.6	$1,830.5		$7.1

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2012 net assets:

Effective Advisory Fees based on October 2004 Fee Schedule vs. Current Fee Schedule

Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.929%	0.822%[5]	-0.107%

International Portfolio	0.967%	0.850%[5]	-0.117%

Emerging Markets Portfolio	1.226%	1.101%[5]	-0.125%

U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%

Short Duration Plus Portfolio	0.500%	0.450%	-0.050%

Intermediate Duration Portfolio	0.460%	0.441%	-0.019%

Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%

Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%

Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%

California Municipal Portfolio	0.494%	0.494%	0.000%

Diversified Municipal Portfolio	0.459%	0.429%	-0.030%

New York Municipal Portfolio	0.477%	0.477%	-0.000%

5	The estimated total expense ratio includes the 5 basis points advisory fee waiver effective through October 31, 2013.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	57

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2012:

Portfolio	Semi-Annual Period Ending 03/31/12 Total Expense Ratio[6]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.11 2.20 3.11 3.05	% % % %

International Portfolio	Private Client Class A Class B Class C	1.16 1.90 2.70 2.64	% % % %

Emerging Markets Portfolio	Private Client	1.45%

U.S. Government Short Duration Portfolio	Private Client	0.66%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.61 0.94 1.74 1.68	% % % %

Intermediate Duration Portfolio	Private Client	0.57%

Short Duration California Municipal Portfolio	Private Client	0.66%

Short Duration Diversified Municipal Portfolio	Private Client	0.59%

Short Duration New York Municipal Portfolio	Private Client	0.64%

California Municipal Portfolio	Private Client Class A Class B Class C	0.63 0.89 1.59 1.59	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.56 0.78 1.53 1.49	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.85 1.60 1.56	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and

6	Annualized.

58	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 In addition to the relevant AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2012 net assets.8

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	59

Portfolio	Net Assets 09/30/12 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$3,456.1	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.408%	0.822%

International Portfolio	$1,497.0	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.419%	0.850%

Emerging Markets Portfolio	$1,240.9	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.808%	1.101%

U.S. Government Short Duration Portfolio[9]	$109.3	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.214%	0.450%

Short Duration Plus Portfolio	$625.3	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.141%	0.450%

Intermediate Duration Portfolio	$4,826.1	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.441%

9	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Bank of America/Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

60	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	Net Assets 09/30/12 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration California Municipal Portfolio	$99.9	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.220%	0.450%

Short Duration Diversified Municipal Portfolio	$394.6	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.159%	0.450%

Short Duration New York Municipal Portfolio	$133.2	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.203%	0.450%

California Municipal Portfolio	$1,132.5	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.494%

Diversified Municipal Portfolio	$5,670.5	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.429%

New York Municipal Portfolio	$1,837.6	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.477%

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	61

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.10 The result of that comparison was discussed with the Board of Directors.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplate eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2012 net assets:

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.722%	0.822%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.850%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.101%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.476%	0.441%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

10	Group peers selected by Lipper from the 2012 Lipper 15(c) Report.

62	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.494%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.416%	0.429%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.477%

Set forth below are the advisory fee schedules of certain ABMF funds, which have a somewhat similar investment style as certain Portfolios and do not follow the NYAG categories. Also set forth below are what would have been the effective advisory fees of the Portfolios had the ABMF fee schedules been applicable to the Portfolios based on the Portfolios’ September 30, 2012 net assets:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Portfolio	International Discovery Equity Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.983%	0.850%

	International Focus 40 Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.983%	0.850%

Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.990%	1.101%

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	63

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Emerging Markets Portfolio	Emerging Markets Equity Portfolio	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp on the balance	1.151%	1.101%

Intermediate Duration Portfolio	Sanford C. Bernstein Fund II, Inc. (“SCB II”) - Intermediate Duration Institutional Portfolio[11]	50 bp on 1st 1 billion 45 bp on the balance	0.500%	0.500%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[12]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%

	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

11	It should be noted that SCB II’s fund expenses are capped at 0.45%.

12	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

64	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Stock Fund F / FB13,[14]	Nomura Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Equity Fund13,[14]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2012 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1	0.75% on the first $50 million 0.60% on the next $15 million 0.50% on the next $70 million 0.40% on the balance	0.418%	0.850%

	Client #2	0.60% of average daily net assets	0.600%	0.850%

	Client #3	0.35% on the first $1 billion 0.325 % on the balance	0.342%	0.850%

Emerging Markets Portfolio	Client #4	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.478%	1.101%

Intermediate Duration Portfolio	Client #5	0.29% on first $100 million 0.20% thereafter	0.202%	0.441%

13	The ITM fund is privately placed or institutional.

14	The ITM fund is a fund of funds and charges a fee in addition to the AllianceBernstein fee.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	65

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship investment related services for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment services.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.15 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,16 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)17 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

15	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

16	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

17	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

66	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,18 and for certain Portfolios, a similar but not the same Lipper investment objective/classification. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment objective/classification and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.19

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Lipper peers.

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[20]	0.872	0.803	10/15
Pro-forma	0.822	0.803	9/15

International Portfolio[20]	0.901	0.853	15/20
Pro-forma	0.851	0.853	11/20

Emerging Markets Portfolio	1.152	1.159	9/18
Pro-forma	1.102	1.159	9/18

U.S. Government Short Duration Portfolio	0.450	0.454	7/16

Short Duration Plus Portfolio	0.450	0.450	8/17

Intermediate Duration Portfolio	0.441	0.468	6/15

Short Duration California Municipal Portfolio[20]	0.450	0.450	5/9

Short Duration Diversified Municipal Portfolio	0.450	0.450	7/13

Short Duration New York Municipal Portfolio[20]	0.450	0.450	5/9

California Municipal Portfolio[20]	0.493	0.483	8/14

Diversified Municipal Portfolio	0.430	0.430	8/15

New York Municipal Portfolio[20]	0.477	0.464	8/13

18	At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

19	Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

20	Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	67

Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

Total expense ratios on a pro-forma basis are shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ total expense ratios.

Portfolio	Expense Ratio (%)[21]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio[22]	1.138	1.133	10/15	1.232	205/522
Pro-forma	1.088	1.133	8/15	1.232	181/522

International Portfolio[22]	1.182	1.244	8/20	1.232	233/522
Pro-forma	1.133	1.244	7/20	1.232	201/522

Emerging Markets Portfolio	1.445	1.525	7/18	1.481	104/235
Pro-forma	1.396	1.525	6/18	1.481	92/235

U.S. Government Short Duration Portfolio	0.640	0.744	4/16	0.706	19/51

Short Duration Plus Portfolio	0.598	0.724	5/17	0.635	58/140

Intermediate Duration Portfolio	0.557	0.743	2/15	0.699	98/340

Short Duration California Municipal Portfolio[22]	0.633	0.633	5/9	0.620	10/16

Short Duration Diversified Municipal Portfolio	0.616	0.602	8/13	0.593	35/57

Short Duration New York Municipal Portfolio[22]	0.614	0.614	5/9	0.620	8/16

California Municipal Portfolio[22]	0.625	0.744	4/14	0.680	37/115

Diversified Municipal Portfolio	0.556	0.602	6/15	0.635	32/97

New York Municipal Portfolio[22]	0.606	0.750	3/13	0.680	33/115
Based on this analysis, considering pro-forma information where possible, 10 of the 18 Portfolios have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis; 2 of the 18 Portfolios have a more favorable ranking on a contractual management fee basis than on a total expense ratio basis; 6 of the 18 Portfolios have equally favorable rankings on a contractual management fee and total expense ratio basis.

21	The total expense ratios are for the most recently completed fiscal year Private Client Class.

22	Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

68	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Tax-Managed International Portfolio and International Portfolio, the Adviser’s profitability, excluding administrating and servicing fees increased for the Portfolios during calendar year 2011, relative to 2010.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2011:23

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$11,785,124
International Portfolio	$5,039,884
Emerging Markets Portfolio	$4,558,406
U.S. Government Short Duration Portfolio	$149,555
Short Duration Plus Portfolio	$624,052
Intermediate Duration Portfolio	$5,261,269
Short Duration California Municipal Portfolio	$127,326
Short Duration Diversified Municipal Portfolio	$515,306
Short Duration New York Municipal Portfolio	$200,954
California Municipal Portfolio	$1,059,794
Diversified Municipal Portfolio	$4,991,204
New York Municipal Portfolio	$1,652,024

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits

23	The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	69

should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and for all share classes of the Portfolios, commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. As of September 30, 2012, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

Portfolio	09/30/12 Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.06%
International Portfolio	0.64%
Short Duration Plus Portfolio	12.19%
California Municipal Portfolio	12.31%
Diversified Municipal Portfolio	17.30%
New York Municipal Portfolio	18.38%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $17 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2011:

Portfolio	Amount Received
Tax-Managed International Portfolio	$208
International Portfolio	$331
Short Duration Plus Portfolio	$3,509
California Municipal Portfolio	$79
Diversified Municipal Portfolio	$409
New York Municipal Portfolio	$619

70	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2011:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$23,738	$286
International Portfolio	$106,659	$1,473
Short Duration Plus Portfolio	$502,210	$19,154
California Municipal Portfolio	$351,531	$18,418
Diversified Municipal Portfolio	$2,188,673	$151,823
New York Municipal Portfolio	$1,116,101	$63,999

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios in the most recently completed fiscal year:24

Portfolio	ABIS Fee
Tax-Managed International Portfolio	$17,982
International Portfolio	$21,151
Short Duration Plus Portfolio	$40,107
California Municipal Portfolio	$18,000
Diversified Municipal Portfolio	$46,423
New York Municipal Portfolio	$24,769

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the Portfolios’ most recently completed fiscal year.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant

24	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the Portfolios’ most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	71

noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,25 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli26 study on advisory fees and various fund characteristics.27 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.28 The independent consultant then discussed the results

25	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

26	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

27	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

28	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

72	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $411 billion as of August 31, 2012, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios29 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)30 for the periods ended July 31, 2012.31 Also shown are the gross performance rankings of the Portfolios.

Tax-Managed International Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-16.02	-8.39	-11.68	4/4	206/224
3 year	0.21	7.16	4.37	4/4	181/190
5 year	-9.99	-3.56	-4.65	4/4	146/148
10 year	4.20	7.04	6.99	4/4	60/60

International Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-16.15	-12.43	-11.68	5/6	207/224
3 year	0.23	4.05	4.37	5/6	180/190
5 year	-9.83	-5.31	-4.65	6/6	144/148
10 year	4.47	6.70	6.99	4/4	59/60

Emerging Markets Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-18.66	-12.40	-14.26	18/18	309/382
3 year	4.82	8.39	7.69	17/18	208/251
5 year	-2.69	0.25	-0.67	17/17	129/163
10 year	16.91	16.91	15.71	7/13	29/95

29	The gross performance returns are for the Private Client class shares of the Portfolios.

30	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

31

Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	73

U.S. Government Short Duration Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	1.18	1.70	1.67	11/16	49/65
3 year	2.12	2.53	2.64	12/16	45/59
5 year	3.22	3.37	3.61	11/15	40/54
10 year	3.17	3.35	3.37	9/13	31/48

Short Duration Plus Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	1.25	2.59	2.80	17/17	188/193
3 year	3.05	4.45	4.25	17/17	144/164
5 year	2.39	4.44	4.13	15/15	127/143
10 year	2.98	4.06	3.93	11/11	77/86

Intermediate Duration Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	6.86	8.53	8.13	14/15	415/475
3 year	9.03	9.01	8.82	7/15	168/414
5 year	7.76	8.13	7.60	10/15	145/341
10 year	6.48	6.82	6.33	10/12	98/232

Short Duration California Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	1.63	5.20	3.95	7/7	11/15
3 year	2.03	5.04	4.03	6/6	9/13
5 year	2.92	4.88	4.64	6/6	9/12
10 year	2.74	4.13	4.13	4/4	6/6

Short Duration Diversified Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	2.28	2.36	2.36	8/13	40/73
3 year	2.30	2.64	2.64	8/11	38/55
5 year	3.09	3.33	3.33	8/11	29/45
10 year	2.88	3.02	3.16	5/7	20/30

Short Duration New York Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	1.89	2.46	5.08	3/3	6/6
3 year	2.05	2.26	4.45	3/3	5/5
5 year	2.94	3.35	4.90	3/3	5/5
10 year	2.83	3.13	4.04	3/3	5/5

74	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

California Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	6.84	9.52	9.26	6/6	21/28
3 year	6.09	7.14	7.06	5/6	22/25
5 year	5.52	5.94	5.62	6/6	19/23
10 year	4.52	4.87	4.65	4/5	15/21

Diversified Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	6.31	9.25	8.99	15/15	118/137
3 year	5.47	7.20	7.10	15/15	94/98
5 year	5.49	6.26	6.16	12/13	69/85
10 year	4.52	5.25	5.07	12/12	55/59

New York Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	6.19	8.37	8.39	5/5	20/21
3 year	5.43	6.61	6.61	5/5	18/19
5 year	5.44	5.95	5.96	5/5	14/17
10 year	4.56	4.83	4.86	4/4	14/15

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)32 versus their benchmarks.33

	Periods Ending July 31, 2012 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	-16.97	-0.92	-11.00	2.99	5.00
MSCI EAFE Index[34]	-11.45	3.31	-5.61	6.36	5.31
Inception Date: June 22,1992

International Portfolio	-17.14	-0.94	-10.89	3.21	1.47
MSCI EAFE Index	-11.45	3.31	-5.61	6.36	2.19
Inception Date: April 30, 1999

Emerging Markets Portfolio	-19.83	3.32	-4.10	15.10	7.54
MSCI Emerging Markets Index	-13.93	6.63	-0.73	15.21	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	0.53	1.47	2.54	2.43	4.67
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.76	1.64	3.14	2.92	N/A
Inception Date: January 3, 1989

32	The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

33	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2012.

34	Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	75

	Periods Ending July 31, 2012 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Short Duration Plus Portfolio	0.64	2.43	1.76	2.31	4.76
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.76	1.64	3.14	2.92	N/A
Inception Date: December 12, 1988

Intermediate Duration Portfolio	6.26	8.45	7.16	5.87	6.86
Barclays Capital U.S. Aggregate Bond Index	7.25	6.85	6.91	5.65	7.27
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	0.98	1.38	2.24	2.00	2.86
Barclays Capital 1 Year Municipal Bond Index[34]	0.99	1.50	2.75	2.45	3.47
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	1.65	1.67	2.45	2.21	3.11
Barclays Capital 1 Year Municipal Bond Index[34]	0.99	1.50	2.75	2.45	3.47
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	1.26	1.42	2.30	2.13	2.94
Barclays Capital 1 Year Municipal Bond Index[34]	0.99	1.50	2.75	2.45	3.47
Inception Date: October 3, 1994

California Municipal Portfolio	6.18	5.42	4.87	3.86	4.95
Barclays Capital 5 Year GO Municipal Index[34]	4.60	4.80	5.80	4.50	5.59
Inception Date: August 6, 1990

Diversified Municipal Portfolio	5.72	4.88	4.90	3.92	5.15
Barclays Capital 5 Year GO Municipal Index[34]	4.60	4.80	5.80	4.50	5.67
Inception Date: January 9, 1989

New York Municipal Portfolio	5.55	4.80	4.80	3.92	5.17
Barclays Capital 5 Year GO Municipal Index[34]	4.60	4.80	5.80	4.50	5.67
Inception Date: January 9, 1989

76	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to the Equity Portfolios, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 12, 2012

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	77

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

Discovery Growth Fund**

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Dicovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

78	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	79

NOTES

80	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SD-0151-0912

ANNUAL REPORT

AllianceBernstein Intermediate Municipal Portfolios

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

September 30, 2012

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 20, 2012 (unaudited)

Annual Report

This report provides management’s discussion of fund performance for the AllianceBernstein Intermediate Municipal Portfolios: Intermediate California, Intermediate Diversified and Intermediate New York (the “Portfolios”) for the annual reporting period ended September 30, 2012

Investment Objective and Policies

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Municipal Portfolio, California state taxes and, in the case of the Intermediate New York Municipal Portfolio, New York state and local taxes). Under normal circumstances, each of the Portfolios will invest at least 80% of its net assets in municipal securities (and, in the case of the Intermediate California and Intermediate New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Intermediate Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P. (the “Adviser”) to be of comparable quality) and comparably rated municipal notes. The Portfolios may invest up to 20% of their total assets in fixed income securities rated BB or B by national rating agencies, which are not investment grade (commonly known as “junk bonds”).

Each of the Portfolios may invest up to 20% of their net assets in fixed income securities of U.S. issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors. The Portfolios may use derivatives, such as options, futures, forwards and swaps. Each Portfolio seeks to maintain an effective duration between three and one-half to seven years under normal market conditions.

Investment Results

The tables on pages 6-8 show performance for each Portfolio compared to its national benchmark, the Barclays Capital (BC) 5-Year General Obligation (GO) Municipal Bond Index, for the six- and 12-month periods ended September 30, 2012. Performance for the Portfolios’ peer group, as represented by the Lipper Short & Intermediate Term Blended Municipal Fund Debt Average (the “Lipper Average”) has also been included. Funds in the Lipper Average have generally similar investment objectives to the Portfolios, although some may have different investment policies and sales and management fees.

Class A shares of the Portfolios outperformed their benchmark, but underperformed the Lipper Average, for the 12-month period, before sales charges. For the six-month

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	1

period, Class A shares of the Portfolios underperformed both their benchmark and Lipper Average. Within the municipal market, generally, investors were rewarded during both periods for assuming both interest rate and credit risk as long-term, lower credit-quality bonds were the best performing securities over both time periods due to their higher income and declining credit spreads. Maturity selection contributed to returns relative to the benchmark as the Portfolios owned more long-term securities. However, the Portfolios were not as heavily invested in long-term securities as their peers, which is why the Portfolios modestly lagged their peers’ performance for the 12-month period. Security and sector selection uniformly added to returns relative to both the benchmark and the peer group as medium-grade, revenue and special tax-backed bonds outpaced state and local government related debt. The Portfolios benefited from an overweight in airports, public power and special tax bonds.

The Intermediate Diversified Municipal Portfolio used interest rate swaps for hedging purposes, which had an immaterial impact on performance for both periods. The other Portfolios did not use derivatives during either period.

Market Review and Investment Strategy

The municipal bond market rallied over both the six- and 12- month periods in response to slow economic growth and increasingly accommodative monetary policy; the

Federal Reserve has said it would likely keep short-term interest rates low through at least the summer of 2015, continue “Operation Twist” through year-end, which entails monthly purchases of $45 billion in long-term Treasury bonds, and begin “QE3” by purchasing an additional $40 billion per month in mortgage-backed securities to support the housing market. Strong investor demand coupled with declining supply also pushed municipal bond prices higher. Net flows into municipal funds were positive throughout the 12-month period while the volume of outstanding municipal bonds continued to shrink as issuers’ primary focus was to refinance outstanding debt at lower interest rates.

Compensation for public employees has been in the headlines as governments look to balance their budgets in a slow growth environment. State and local government revenues rise and fall with the economy. State revenue collections are just now recovering from the 2008 recession, while local government collections are still under pressure due to their greater dependence on property tax revenues. In addition, poor investment returns and reduced annual contributions have left many pension plans underfunded, causing state and local governments to increase their required pension contributions instead of spending on other goods and services. For all these reasons, in the view of the Municipal Bond Investment Team (the “Team”), state and local governments are more vulnerable to an economic downturn than normal

2	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

at this point in a recovery. To reduce this vulnerability in the Portfolios, the Team has limited holdings of state and local government bonds and instead has been favoring essential purpose revenue and dedicated tax-backed bonds. The Team believes these bonds are less economically sensitive and are well-insulated from the current financial challenges of state and local governments.

The U.S. federal deficit and accumulating debt has given rise to talk of possible tax reform. The value of municipal bonds is partly determined by the value of their tax-exemption. An increase in tax rates could increase this value, while a limit on the municipal bonds’ tax-exemption could reduce their value. The Team’s most effective defense against this uncertainty is through limiting the Portfolios’ exposure to long-maturity bonds that would be most affected by changes in the tax code.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged BC 5-Year GO Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BC 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Market Risk: The value of the Portfolios’ assets will fluctuate as the bond market fluctuates. The value of the Portfolios’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent the Portfolios invests in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The California and New York Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of their assets in a smaller number of issuers.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios are subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. Investments in derivatives may be illiquid, difficult to price or unwind, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolios are subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee its techniques will produce the intended results.

These risks are fully discussed in the Portfolios’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Portfolios have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	5

Disclosures and Risks

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(unaudited)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Intermediate California Municipal Portfolio Class A	2.41%	4.85%

Class B*	2.04%	4.11%

Class C	2.06%	4.12%

BC 5-Year GO Municipal Bond Index	2.51%	4.27%

Lipper Short & Intermediate Term Blended Municipal Debt Fund Average	2.51%	5.01%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/02 TO 9/30/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate California Municipal Portfolio Class A shares (from 9/30/02 to 9/30/12) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Intermediate Diversified Municipal Portfolio
Class A	2.30%	4.50%

Class B*	1.91%	3.79%

Class C	1.94%	3.77%

BC 5-Year GO Municipal Bond Index	2.51%	4.27%

Lipper Short & Intermediate Term Blended Municipal Debt Fund Average	2.51%	5.01%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 9/30/02 TO 9/30/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate California Municipal Portfolio Class A shares (from 9/30/02 to 9/30/12) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	7

Historical Performance

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Intermediate New York Municipal Portfolio
Class A	2.36%	4.50%

Class B*	1.98%	3.73%

Class C	2.00%	3.77%

BC 5-Year GO Municipal Bond Index	2.51%	4.27%

Lipper Short & Intermediate Term Blended Municipal Debt Fund Average	2.51%	5.01%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/02 TO 9/30/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate New York Municipal Portfolio Class A shares (from 9/30/02 to 9/30/12) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2012
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			0.72%	1.23%
1 Year	4.85%	1.72%
5 Years	4.39%	3.76%
10 Years	3.39%	3.07%

Class B Shares			-0.08%	-0.14%
1 Year	4.11%	1.11%
5 Years	3.67%	3.67%
10 Years(a)	2.96%	2.96%

Class C Shares			0.05%	0.09%
1 Year	4.12%	3.12%
5 Years	3.67%	3.67%
10 Years	2.67%	2.67%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	1.72%
5 Years	3.76%
10 Years	3.07%

Class B Shares
1 Year	1.11%
5 Years	3.67%
10 Years(a)	2.96%

Class C Shares
1 Year	3.12%
5 Years	3.67%
10 Years	2.67%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.88%, 1.59% and 1.59 % for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2012.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	9

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2012
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			0.70%	1.08%
1 Year	4.50%	1.38%
5 Years	4.43%	3.80%
10 Years	3.48%	3.17%

Class B Shares			-0.02%	-0.03%
1 Year	3.79%	0.79%
5 Years	3.70%	3.70%
10 Years(a)	3.05%	3.05%

Class C Shares			0.03%	0.05%
1 Year	3.77%	2.77%
5 Years	3.70%	3.70%
10 Years	2.76%	2.76%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	1.38%
5 Years	3.80%
10 Years	3.17%

Class B Shares
1 Year	0.79%
5 Years	3.70%
10 Years(a)	3.05%

Class C Shares
1 Year	2.77%
5 Years	3.70%
10 Years	2.76%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.79%, 1.53% and 1.49% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2012.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2012
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			0.67%	1.13%
1 Year	4.50%	1.34%
5 Years	4.34%	3.70%
10 Years	3.47%	3.15%

Class B Shares			-0.04%	-0.07%
1 Year	3.73%	0.73%
5 Years	3.60%	3.60%
10 Years(a)	3.03%	3.03%

Class C Shares			0.00%	0.00%
1 Year	3.77%	2.77%
5 Years	3.61%	3.61%
10 Years	2.74%	2.74%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	1.34%
5 Years	3.70%
10 Years	3.15%

Class B Shares
1 Year	0.73%
5 Years	3.60%
10 Years(a)	3.03%

Class C Shares
1 Year	2.77%
5 Years	3.61%
10 Years	2.74%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.84%, 1.58% and 1.54% for Class A, Class B and Class C, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2012.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	11

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Intermediate California Municipal

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,024.10	$4.35	0.86%
Hypothetical**	$1,000	$1,020.70	$4.34	0.86%
Class B
Actual	$1,000	$1,020.40	$8.08	1.60%
Hypothetical**	$1,000	$1,017.00	$8.07	1.60%
Class C
Actual	$1,000	$1,020.60	$7.88	1.56%
Hypothetical**	$1,000	$1,017.20	$7.87	1.56%

12	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Intermediate Diversified Municipal Portfolio

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,023.00	$3.94	0.78%
Hypothetical**	$1,000	$1,021.10	$3.94	0.78%
Class B
Actual	$1,000	$1,019.10	$7.72	1.53%
Hypothetical**	$1,000	$1,017.35	$7.72	1.53%
Class C
Actual	$1,000	$1,019.40	$7.47	1.48%
Hypothetical**	$1,000	$1,017.60	$7.47	1.48%

Intermediate New York Municipal

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,023.60	$4.25	0.84%
Hypothetical**	$1,000	$1,020.80	$4.24	0.84%
Class B
Actual	$1,000	$1,019.80	$8.03	1.59%
Hypothetical**	$1,000	$1,017.05	$8.02	1.59%
Class C
Actual	$1,000	$1,020.00	$7.78	1.54%
Hypothetical**	$1,000	$1,017.30	$7.77	1.54%
*	Expenses are equal to each classes’ annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	13

Fund Expenses

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,131.4

*	All data are as of September 30, 2012. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

14	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio Summary

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $5,667.5

*	All data are as of September 30, 2012. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

**	“Other” represents less than 2.2% in 22 different states.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	15

Portfolio Summary

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,836.2

*	All data are as of September 30, 2012. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

**	“Other” represents less than 0.2% in 8 different states.

16	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio Summary

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2012

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.9%
Long-Term Municipal Bonds – 97.9%
California – 85.4%
Bay Area Infra Fin Auth NPFGC-RE 5.00%, 8/01/17	$20,130	$20,197,033
Bay Area Toll Auth CA 5.00%, 4/01/16-4/01/22	39,845	46,554,951
5.00%, 4/01/25(a)	12,235	15,003,046
Series 2006 F 5.00%, 4/01/20	5,250	6,000,540
California Dept Wtr Res Cen Vy 5.00%, 12/01/16 (Pre-refunded/ETM)	380	418,441
Series AM 5.00%, 12/01/14(a)	3,000	3,227,430
FGIC 5.25%, 12/01/18 (Pre-refunded/ETM)	65	67,185
NPFGC 5.00%, 12/01/16 (Pre-refunded/ETM)	60	66,070
California Dept Wtr Res Pwr 5.00%, 5/01/17-5/01/18	24,600	30,004,778
Series 2010L 5.00%, 5/01/15-5/01/20	14,690	17,953,111
AGM 5.00%, 5/01/17	21,050	25,131,174
California DOT Fed Hwy Grant NPFGC-RE Series A 5.00%, 2/01/13-2/01/14	24,215	25,092,190
California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13	10,800	11,202,948
Series A 5.00%, 7/01/18-7/01/20	33,030	40,437,945
5.25%, 7/01/14	2,820	3,061,110
NPFGC 5.00%, 7/01/15	4,460	4,819,521
NPFGC Series A 5.25%, 7/01/13	8,420	8,734,150
California GO NPFGC 5.00%, 8/01/24	50	50,103
California Infra & Eco Dev Bk (Broad Collection) Series 2011A 5.00%, 6/01/21	20,615	25,845,438

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	17

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Infra & Eco Dev Bk (Workers Comp Spl Assmt) AMBAC 5.00%, 10/01/15	$1,070	$1,115,839
California Mun Fin Auth (UTS BioEnergy LLC) Series 2011A-2 3.95%, 12/01/15(a)	3,635	3,706,355
California Pub Wks Brd (CA Lease Dept Corr St Prisons) AMBAC Series A 5.00%, 12/01/19	2,630	2,916,539
California Pub Wks Brd (CA Lease State Univ Sys) NPFGC-RE 5.00%, 10/01/14	3,740	4,045,521
California Pub Wks Brd (Univ of California Lease) 5.00%, 4/01/21-12/01/23	12,370	14,805,230
Series 2009E 5.00%, 4/01/23	1,950	2,300,727
NPFGC-RE 5.00%, 6/01/15-9/01/16	4,605	5,228,663
California Spl Dist Assn Fin Corp. COP AGM Series Z 5.50%, 8/01/17 (Pre-refunded/ETM)	440	487,828
California State Univ 5.00%, 11/01/24	1,490	1,751,286
Series 2011A 5.25%, 11/01/26	5,500	6,651,865
Series 2012A 5.00%, 11/01/26	10,930	13,199,177
AMBAC Series B 5.00%, 11/01/14	3,575	3,909,441
NPFGC-RE Series A 5.00%, 11/01/24 (Pre-refunded/ETM)	1,570	1,613,583
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	35,305	36,466,888
California Statewide CDA (Jewish Home St Ins) 4.50%, 11/15/13	530	531,362
California Statewide CDA (Kaiser Permanente) Series 2002C 5.00%, 11/01/29	2,630	3,062,346

18	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series E-1-REMK 5.00%, 4/01/44	$1,000	$1,164,390
California Statewide CDA (Odd Fellows Home) Series 2012A 5.00%, 4/01/20-4/01/22(a)	2,000	2,349,230
California Statewide CDA (Redlands Cmnty Hospital) RADIAN Series A 5.00%, 4/01/13	1,295	1,318,025
California Statewide CDA (Southern CA Edison Coompany) XLCA Series B 4.10%, 4/01/28	14,055	14,306,725
Chaffey CCD CA GO NPFGC Series B 5.00%, 6/01/25	1,440	1,554,494
Coati-Rohnert Pk USD CA GO NPFGC-RE 5.00%, 8/01/20	2,020	2,245,311
Contra Costa Cnty CA Wtr Dist (Contra Costa CA Wtr Dist) Series 2012Q 5.00%, 10/01/20	5,315	6,670,591
Gilroy CA USD GO NPFGC-RE 5.25%, 8/01/20	1,900	1,970,243
Golden St Tobacco Sec CA 5.625%, 6/01/38 (Pre-refunded/ETM)	16,765	17,364,349
6.25%, 6/01/33 (Pre-refunded/ETM)	15,295	15,899,764
6.75%, 6/01/39 (Pre-refunded/ETM)	12,355	12,888,489
Series B 5.50%, 6/01/43 (Pre-refunded/ETM)	10,240	10,597,683
Golden St Tobacco Sec CA (California Tobacco Sec/st App) AMBAC Series A 5.00%, 6/01/20	10,970	10,988,649
Grossmont-Cuyamaca CCD CA GO AGC 5.25%, 8/01/17	1,150	1,382,783
Industry CA GO 5.00%, 7/01/17	3,655	4,293,638
Inland Valley CA Dev Agy 5.25%, 4/01/13 (Pre-refunded/ETM)	2,890	2,960,776
5.50%, 4/01/14 (Pre-refunded/ETM)	1,320	1,420,624

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	19

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lincoln CA CFD #2003-1 5.35%, 9/01/16 (Pre-refunded/ETM)	$705	$750,346
5.90%, 9/01/24 (Pre-refunded/ETM)	1,100	1,176,252
Loma Linda CA Hosp (Loma Linda Univ Med Ctr) Series A 5.00%, 12/01/13	1,145	1,188,636
Long Beach CA Bond Fin Auth (Long Beach CA Lease Aquarium) 5.00%, 11/01/23	4,025	4,758,717
Long Beach CA Bond Fin Auth (Long Beach CA Lease Pub Safety) AMBAC 5.25%, 11/01/19-11/01/22	3,765	3,773,992
Long Beach CA Harbor Series 2010A 5.00%, 5/15/22-5/15/25	16,895	20,402,282
Series B 5.00%, 5/15/21	6,500	8,005,335
Long Beach CA USD GO 5.00%, 8/01/15-8/01/16	7,850	9,009,742
Series 2008A 5.00%, 8/01/18	9,845	12,062,586
Series A 5.00%, 8/01/25	1,000	1,175,930
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2010A 5.00%, 5/15/23-5/15/25	25,915	31,178,328
Series A 5.00%, 5/15/13	4,000	4,113,720
5.25%, 5/15/23-5/15/24	15,955	19,195,585
5.50%, 5/15/14-5/15/17	14,790	17,007,170
Los Angeles CA Dept W&P Wtr Series 2012C 5.00%, 7/01/23	1,540	1,947,145
Los Angeles CA GO NPFGC Series A 5.00%, 9/01/16 (Pre-refunded/ETM)	3,240	3,381,199
Los Angeles CA Harbor Dept 5.00%, 8/01/23	2,500	3,079,075
Los Angeles CA USD GO AMBAC Series 2004G 5.00%, 7/01/13	3,260	3,375,828

20	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

FGIC Series A-1 5.00%, 7/01/20-7/01/22	$13,485	$15,012,799
NPFGC Series A-2 5.00%, 7/01/20	11,000	12,261,040
Los Angeles CA Wstwtr Sys Series 2012C 5.00%, 6/01/23-6/01/25	11,335	14,146,898
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles Cnty CA MTA Sales Tax) 5.00%, 7/01/21	2,000	2,403,000
Los Angeles Cnty CA Pub Wks (Los Angeles Cnty CA Master Lease) NPFGC-RE Series A 5.00%, 9/01/13	5,265	5,467,755
M-S-R Pub Pwr Agy CA NPFGC 5.00%, 7/01/13	3,715	3,839,044
Mammoth CA USD GO NPFGC Zero Coupon, 8/01/21-8/01/22	2,100	1,539,856
Met Wtr Dist Southern CA Wtr 5.75%, 8/10/18	7,600	9,089,068
Series A 5.75%, 7/01/21 (Pre-refunded/ETM)	1,615	1,949,030
5.75%, 7/01/21	2,045	2,549,522
NPFGC Series B-3 5.00%, 10/01/18 (Pre-refunded/ETM)	3,410	3,728,460
Monrovia CA Redev Agy (Monrovia CA Ctrl Redev Proj Area #1) 12.00%, 6/01/12	2,830	2,726,111
Northern CA Pwr Agy (Northern CA Power Agy Hydro #1) Series 2012A 5.00%, 7/01/25-7/01/27	3,980	4,772,770
Oakland CA USD GO NPFGC 5.00%, 8/01/13	1,335	1,376,972
Orange Cnty CA Pub Fin Auth (Orange Cnty CA Lease) NPFGC 5.00%, 7/01/13	16,480	17,020,214
Orange Cnty CA Santn COP 5.00%, 2/01/18-2/01/19	9,155	11,222,236
Series 2009A 5.00%, 2/01/20	1,890	2,290,415
Pittsburg CA Redev Agy 9.60%, 6/01/16 (Pre-refunded/ETM)	1,000	1,316,010

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	21

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Port of Oakland CA Series 2012P 5.00%, 5/01/22-5/01/25(a)	$15,720	$18,257,687
NPFGC Series 2007C 5.00%, 11/01/18	1,900	2,186,767
Rancho Santiago CA CCD GO AGM 5.00%, 9/01/25 (Pre-refunded/ETM)	2,275	2,579,691
Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	2,000	2,302,660
Sacramento CA Mun Util Dist Series 2012Y 5.00%, 8/15/25	4,555	5,558,512
Sacramento CA USD GO Series 2011 5.00%, 7/01/24	4,945	5,704,651
Sacramento Cnty CA Santn Dist Fing Auth (Sacramento Regl Cnty Santn Dist CA) AMBAC 5.50%, 12/01/21	1,175	1,527,947
San Diego CA Pub Fac Fin Auth (San Diego CA Swr) 5.00%, 5/15/21	14,905	18,231,647
Series 2009 B 5.00%, 5/15/18	20,615	25,170,709
San Diego CA Pub Fac Fin Auth (San Diego CA Wtr) Series 2012A 5.00%, 8/01/26	1,905	2,368,334
San Diego Cnty CA COP AMBAC 5.00%, 2/01/15	2,000	2,171,980
San Diego Cnty CA Wtr Auth AGM Series 2008A 5.00%, 5/01/19	2,795	3,341,339
San Diego Cnty CA Wtr Auth COP AGM Series 2008A 5.00%, 5/01/24	4,860	5,554,105
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) 5.00%, 5/01/15-5/01/25	17,690	19,903,872
5.25%, 5/01/18	4,655	5,500,860
Series 2009C-2 5.00%, 5/01/16	11,520	13,157,338
Series 2011C 5.00%, 5/01/21	3,900	4,608,864

22	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AGC Series 2008-34E 5.00%, 5/01/16	$1,345	$1,515,385
San Francisco City/Cnty CA Pub Util Wtr Series 2009A 5.00%, 11/01/28	2,000	2,356,540
Series 2011A 5.00%, 11/01/25	11,320	13,800,552
NPFGC 5.25%, 10/01/14	5,245	5,363,117
San Ramon Vly USD CA GO AGM 5.25%, 8/01/20 (Pre-refunded/ETM)	1,000	1,090,160
Santa Fe Springs CA CDA (Santa Fe Springs CA Tax Alloc) NPFGC 5.375%, 9/01/17	560	560,700
South Placer CA Wstwtr Auth Series 2011C 5.00%, 11/01/19-11/01/20	5,430	6,593,656
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&p Pwr) 5.00%, 7/01/22	4,000	4,888,960
Series 2010-1 5.00%, 7/01/25	8,235	9,734,758
Univ of California Series 2007J 5.00%, 5/15/16 (Pre-refunded/ETM)	395	446,713
5.00%, 5/15/16	5,935	6,691,950
Series 2009 Q 5.25%, 5/15/22	3,510	4,103,646
Series 2010U 5.00%, 5/15/24	4,215	5,061,288
Series 2012G 5.00%, 5/15/25	10,000	12,297,900

		965,960,934

Arizona – 0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	210	211,058

Colorado – 0.2%
Denver CO City & Cnty Arpt (Denver Intl Airport) 5.75%, 11/15/20	1,700	2,134,809
Series D 7.75%, 11/15/13	175	182,072

		2,316,881

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	23

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida – 3.7%
Broward Cnty FL Sch Brd COP 5.00%, 7/01/18	$2,000	$2,346,540
Citizens Ppty Ins Corp. FL Series 2009A1 6.00%, 6/01/16	13,125	15,256,762
Dupree Lakes CDD FL 6.83%, 11/01/15	210	208,692
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/15-7/01/16	17,080	19,462,936
Lake Ashton II CDD FL Series B 4.875%, 11/01/10(b)(c)	320	208,000
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	2,400	2,652,456
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) Series 2009A 5.75%, 10/01/21	1,055	1,264,038
New River CDD FL 1.00%, 5/01/18-5/01/38(b)	1,080	486,000
Series 2010A1 5.75%, 5/01/38(b)	245	179,465
Series 2010B1 5.00%, 5/01/15(b)	235	220,075
Series B 5.00%, 5/01/13(b)(d)	405	4
Sterling Hill CDD FL Series B 5.50%, 11/01/10(b)(c)	155	93,000

		42,377,968

Guam – 0.1%
Guam Wtrworks Auth 5.50%, 7/01/16	1,500	1,599,240

Illinois – 0.8%
Bolingbrook IL Sales Tax 6.00%, 1/01/26	4,450	2,836,074
Illinois GO 5.00%, 8/01/18	5,000	5,815,150

		8,651,224

Louisiana – 0.0%
Coves of The Highland CDD LA 5.60%, 11/01/13(b)(c)(e)	3,200	– 0	–

24	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts – 0.5%
Massachusetts GO Series 2011A 5.00%, 4/01/25	$4,830	$5,876,806

Nevada – 0.0%
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13(b)	315	313,501

North Carolina – 0.6%
North Carolina Eastern Mun Pwr Agy Series 2009 SER B 5.00%, 1/01/16	2,375	2,684,819
Series C 5.30%, 1/01/15	3,580	3,624,499

		6,309,318

Ohio – 1.1%
American Mun Pwr OH (Goldman Sachs Group, Inc.) Series 2008A 5.00%, 2/01/13	10,350	10,491,898
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21(b)	2,210	1,561,807

		12,053,705

Puerto Rico – 4.2%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/22	10,190	10,855,305
Series 2007TT 5.00%, 7/01/21	3,850	4,107,180
Series 2007V V 5.50%, 7/01/20	3,065	3,468,630
Puerto Rico GO Series 2007A 5.50%, 7/01/18	2,650	2,922,049
Series 2012A 5.00%, 7/01/20	1,850	1,966,975
NPFGC Series 2001A 5.50%, 7/01/19	6,965	7,676,266
Puerto Rico Govt Dev Bank NPFGC Series 2009 4.75%, 12/01/15	5,535	5,624,224
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/15	2,570	2,785,109

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	25

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Sales Tax Fin Corp. 5.00%, 8/01/24	$4,300	$4,782,331
Series C 5.00%, 8/01/22	2,565	3,101,701

		47,289,770

Texas – 1.2%
Dallas Fort Worth TX Intl Arpt Series 2009A 5.00%, 11/01/21	1,180	1,323,854
Houston TX Arpt Sys Series 2011A 5.00%, 7/01/19	10,290	12,128,823

		13,452,677

Virginia – 0.1%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	537	568,651

Total Municipal Obligations (cost $1,033,684,131)		1,106,981,733

CORPORATES - INVESTMENT GRADES – 2.4%
Financial Institutions – 1.4%
Banking – 1.4%
American Express Credit Corp. 1.75%, 6/12/15	5,914	6,049,265
Capital One Financial Corp. 2.125%, 7/15/14	1,543	1,574,423
2.15%, 3/23/15	2,000	2,050,680
JPMorgan Chase & Co. 1.875%, 3/20/15	6,345	6,473,544

		16,147,912

Industrial–1.0%
Consumer Cyclical - Automotive – 0.5%
Daimler Finance North America LLC 6.50%, 11/15/13	2,445	2,602,722
Ford Motor Credit Co. LLC 7.00%, 4/15/15	2,475	2,772,000

		5,374,722

Technology – 0.5%
Hewlett-Packard Co. 6.125%, 3/01/14	5,273	5,621,382

		10,996,104

Total Corporates - Investment Grades (cost $26,755,703)		27,144,016

26	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.9%
Time Deposit – 1.9%
State Street Time Deposit
0.01%, 10/01/12 (cost $21,851,166)	$21,851	$21,851,166

Total Investments – 102.2% (cost $1,082,291,000)		1,155,976,915
Other assets less liabilities – (2.2)%		(24,612,032)

Net Assets – 100.0%		$1,131,364,883

(a)	When-Issued or delayed delivery security.

(b)	Illiquid security.

(c)	Security is in default and is non-income producing.

(d)	Non-income producing security.

(e)	Fair valued by the Adviser.

As of September 30, 2012, the Fund held 21.9% of net assets in insured bonds (of this amount 5.3% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CCD	– Community College District
CDA	– Community Development Authority
CDD	– Community Development District
CFD	– Community Facilities District
COP	– Certificate of Participation
DOT	– Department of Transportation
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
GO	– General Obligation
IDA	– Industrial Development Authority/Agency
LID	– Local Improvement District
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring FGIC
RADIAN	– Radian Asset Assurance Inc.
USD	– Unified School District
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	27

Intermediate California Municipal Portfolio – Portfolio of Investments

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2012

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 93.6%
Long-Term Municipal Bonds – 92.5%
Alabama – 1.9%
Alabama Pub Sch & Clg Auth Series 2009 A 5.00%, 5/01/16-5/01/17	$67,805	$79,869,191
Birmingham AL Arpt Auth (Birmingham-Shuttlesworth Intl Arpt) AGM 6.00%, 7/01/21-7/01/22	10,070	12,541,792
Birmingham AL Wtrwks Brd Series 2010A 5.00%, 1/01/21-1/01/22	13,295	15,933,316

		108,344,299

Arizona – 1.9%
Arizona Brd of Regents (Univ of Arizona Cop) Series 2012C 5.00%, 6/01/25	2,365	2,785,119
Arizona School Fac Brd COP NPFGC-RE Series A-1 5.00%, 9/01/15	1,765	1,965,963
Arizona Tourism & Sports Auth (Arizona Tourism/Sports Spl Tax) 5.00%, 7/01/15-7/01/16	3,815	3,883,791
Arizona Trans Brd Fed Hwy Grant Series 2009A 5.00%, 7/01/15	16,810	18,820,140
Arizona Trnsp Brd Hwy 5.00%, 7/01/15	8,480	9,518,800
Series 2011A 5.00%, 7/01/24-7/01/25	17,160	20,755,617
Maricopa Cnty AZ IDA MFHR (Steeplechase Apts) Series B 6.25%, 12/01/20	1,375	1,378,520
Phoenix AZ Civic Impt Corp. (Phoenix AZ Civic Impt Airport) 5.00%, 7/01/20-7/01/25	26,890	31,332,814
Phoenix AZ Civic Impt Corp. (Phoenix AZ Transit Excise Tax) AMBAC 5.00%, 7/01/14	5,000	5,402,150
Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) NPFGC 5.00%, 7/01/14	5,000	5,404,900
Pima Cnty AZ IDA (Global Water Resources) 5.45%, 12/01/17	2,050	2,140,466

28	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	$650	$653,276
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,599,641

		105,641,197

California – 7.2%
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/17-5/01/19	200,770	247,334,774
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.00%, 7/01/19	16,765	20,757,752
5.25%, 7/01/21	2,735	3,372,720
Series A 5.00%, 7/01/20	5,675	6,948,527
California GO 5.00%, 8/01/14-5/01/17	33,740	37,569,608
Series 2008 5.00%, 4/01/18	5,000	5,983,800
Series 2009 5.25%, 10/01/20	5,085	6,225,616
Fremont CA USD GO AGM Series B 5.00%, 8/01/27	1,000	1,094,780
Fresno CA USD GO NPFGC Series A 6.00%, 2/01/20	3,255	3,951,765
Golden St Tobacco Sec CA FGIC 5.50%, 6/01/33 (Pre-refunded/ETM)	5,000	5,174,650
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) 5.00%, 5/15/22-5/15/23	24,415	29,738,362
Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	1,000	1,151,330
Sacramento CA Mun Util Dist NPFGC Series G 6.50%, 9/01/13	285	300,282
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009 E 5.25%, 5/01/22-5/01/23	10,380	12,330,821
Series 2011C 5.00%, 5/01/22	5,795	6,765,894

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	29

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC-RE Series 2006 32F 5.25%, 5/01/18	$3,700	$4,470,562
Vernon CA Elec Sys Series A 5.25%, 8/01/14	12,160	12,881,331

		406,052,574

Colorado – 2.2%
Broomfield CO COP 5.00%, 12/01/16-12/01/20	13,710	16,276,165
Colorado DOT NPFGC Series B 5.50%, 6/15/13-6/15/14	8,300	8,951,260
Colorado Met Wstwtr Reclaim Dist Series 2012A 5.00%, 4/01/23	3,435	4,328,856
Denver CO City & Cnty Arpt (Denver Intl Airport) 5.50%, 11/15/19	2,140	2,634,490
Series 2010 A 5.00%, 11/15/21-11/15/23	19,630	23,292,425
Series 2011B 4.00%, 11/15/14	6,640	7,061,905
Series A-1 5.00%, 11/15/12	23,625	23,752,339
5.25%, 11/15/13	11,305	11,894,330
Mun Subdist No CO Wtr Conserv Dist AMBAC Series 2007 J 5.00%, 12/01/13	7,295	7,657,051
PV Wtr & San Met Dist CO Series 06 Zero Coupon, 12/15/17(a)(b)	13,168	4,608,800
Regional Trnsp Dist CO (Denver Transit Partners) 5.00%, 1/15/21	2,800	3,240,720
5.25%, 1/15/24-7/15/24	7,745	8,905,665
Todd Creek Farms Met Dist #1 CO 4.75%, 12/01/09(a)(b)	1,852	1,203,894

		123,807,900

Connecticut – 0.1%
Univ of Connecticut Student Fee NPFGC-RE Series A 5.25%, 11/15/17	3,065	3,111,128

30	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

District of Columbia – 0.8%
District of Columbia GO AGM Series C 5.00%, 6/01/14 (Pre-refunded/ETM)	$5,790	$6,237,509
District of Columbia Wtr & Swr Auth AGM 6.00%, 10/01/16	1,635
Metro Washington Arpt Auth VA 5.00%, 10/01/20	11,905	14,739,700
Series 2008A 5.50%, 10/01/14	4,140	4,541,580
Series 2010B 5.00%, 10/01/13	3,325	3,476,653
Series A 5.50%, 10/01/12-10/01/18	11,910	13,334,842
NPFGC Series 2005 A 5.25%, 10/01/15	1,715	1,946,919

		46,250,092

Florida – 6.7%
Broward Cnty FL Arpt Sys (Fort Lauderdale Hollywood Intl Arpt Fl) Series 2012Q 5.00%, 10/01/23	5,000	6,025,750
Broward Cnty FL Sch Brd COP NPFGC-RE Series A 5.00%, 7/01/13-7/01/14	7,190	7,557,649
Citizens Ppty Ins Corp. FL Series 2012 A-1 5.00%, 6/01/19-6/01/21	23,785	27,907,796
NPFGC Series A 5.00%, 3/01/14-3/01/16	103,595	114,539,007
Collier Cnty FL Sch Brd COP AGM 5.00%, 2/15/16	5,000	5,632,050
Dupree Lakes CDD FL 6.83%, 11/01/15	175	173,910
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15(a)(b)	1,150	858,567
Florida Brd of Ed GO 9.125%, 6/01/14 (Pre-refunded/ETM)	150	167,511
Florida Brd of Ed GO (Florida GO) 9.125%, 6/01/14	185	195,915
Series A 5.00%, 1/01/13-1/01/16	19,745	20,466,341
Series B 5.00%, 6/01/13	5,000	5,158,800

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	31

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida Brd of Ed Lottery NPFGC Series 2002C 5.00%, 1/01/17 (Pre-refunded/ETM)	$3,740	$3,821,121
Florida Dept Envrn Protn FL Forever NPFGC-RE Series A 5.00%, 7/01/18 (Pre-refunded/ETM)	3,500	3,659,040
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) Series 2012A 5.00%, 7/01/22	10,225	12,602,312
AMBAC 5.00%, 7/01/15	4,825	5,386,534
AMBAC Series A 5.00%, 7/01/13-7/01/14	12,095	12,798,599
NPFGC Series B 5.00%, 7/01/15	6,095	6,804,336
Florida GO Series 2009 B 5.00%, 7/01/17	3,245	3,879,884
Florida Hurricane Catastr Fd Fin Corp. Series 2008A 5.00%, 7/01/13	20,000	20,693,800
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(a)(b)	3,545	1,063,500
Jacksonville FL Elec Auth Series 2009 G 5.00%, 10/01/19	2,695	3,301,052
Series 2009B 5.00%, 10/01/15	5,780	6,163,156
Series 2011-23 5.00%, 10/01/13	30,790	32,241,748
Lake Ashton II CDD FL Series B 4.875%, 11/01/10(a)(b)	885	575,250
5.00%, 11/01/11(a)(b)	6,810	2,247,300
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23-10/01/24	13,095	15,050,196
5.625%, 10/01/25	2,550	2,932,628

32	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Live Oak CDD FL Series 2010 7.36%, 11/01/20	$1,650	$1,799,160
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	6,990	7,725,278
Miami-Dade Cnty FL SD GO NPFGC 5.00%, 2/15/13	3,325	3,380,960
NPFGC Series 1997 5.00%, 2/15/15	2,455	2,698,659
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	3,535	3,578,728
Orange Cnty FL Sales Tax NPFGC-RE Series A 5.00%, 1/01/13 (Pre-refunded/ETM)	5,520	5,584,584
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(a)	240	256,764
Series 2010A-2 6.125%, 5/01/35(a)	535	468,574
Series 2010B 5.125%, 5/01/17(a)	1,225	1,152,235
Series 4B 5.125%, 5/01/09(a)(c)(d)	510	– 0	–
Parkway Center CDD FL Series B 5.625%, 5/01/14	3,205	2,960,074
Sarasota Cnty FL Util Sys NPFGC-RE Series C 5.25%, 10/01/21 (Pre-refunded/ETM)	2,000	2,000,000
Sarasota County FL Sch Brd COP Series 2010 B 5.00%, 7/01/18	2,350	2,748,795
Sunrise FL Util Sys AMBAC 5.50%, 10/01/13 (Pre-refunded/ETM)	2,445	2,571,651
Tampa Bay Reg Wtr Supply Auth FL Series 2011A 5.00%, 10/01/23	2,050	2,519,840
Tampa FL Occuptl License Tax NPFGC-RE Series A 5.375%, 10/01/17 (Pre-refunded/ETM)	3,415	3,415,000

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	33

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

5.375%, 10/01/18 (Pre-refunded/ETM)	$4,695	$4,695,000
Tampa FL Wtr & Swr Sys 5.00%, 10/01/26	3,895	4,702,901
Villages of Westport CDD FL Series 05A 5.125%, 5/01/15	865	775,697
Waterset North CDD FL Series B 6.55%, 11/01/15	6,830	5,793,752

		380,731,404

Georgia – 3.2%
Atlanta GA Arpt (Hartsfield Jackson Atlanta Intl Arpt) Series 2010C 5.00%, 1/01/18-1/01/19	9,260	11,117,232
5.25%, 1/01/20	6,500	8,021,520
5.50%, 1/01/21	7,500	9,382,275
5.75%, 1/01/22-1/01/23	20,000	25,254,560
Series 2101C 5.875%, 1/01/24	2,925	3,706,121
Atlanta GA Arpt PFC (Hartsfield Jackson Atlanta Intl Arpt) Series 2010B 5.00%, 1/01/20-1/01/22	22,650	26,931,661
Gainesville GA Redev Auth (Gainesville GA GO) AGC Series 2009B 5.00%, 11/15/13	1,550	1,615,829
Georgia Mun Elec Auth Series 2010 B 5.00%, 1/01/16-1/01/20	43,550	51,941,497
AGM Series A 5.25%, 1/01/14	4,230	4,478,386
NPFGC Series A 5.25%, 1/01/14	3,625	3,833,184
5.25%, 11/01/21 (Pre-refunded/ETM)	3,000	3,011,850
Main Street Nat Gas, Inc. (JP Morgan Chase) Series 2006A 5.00%, 3/15/18	1,960	2,225,286
Series A 5.00%, 3/15/16-3/15/17	14,900	16,555,979
Main Street Nat Gas, Inc. (Merrill Lynch & Co., Inc.) Series B 5.00%, 3/15/13	4,470	4,529,093

34	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Metro Atlanta Rapid Transit Auth GA NPFGC-RE Series A 5.00%, 7/01/13	$9,820	$10,156,139

		182,760,612

Guam – 0.1%
Guam GO Series 2009A 5.75%, 11/15/14	2,530	2,542,852
Guam Wtrworks Auth Series 05 5.00%, 7/01/13	1,345	1,370,004

		3,912,856

Hawaii – 0.5%
Honolulu HI Wstwtr Sys Series 2009 A 5.00%, 7/01/21-7/01/22	6,900	8,209,536
Series 2010A 5.00%, 7/01/24	16,500	19,630,380

		27,839,916

Illinois – 3.9%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	2,180	1,725,601
Chicago IL GO Series 2004A 5.00%, 1/01/23 (Pre-refunded/ETM)	5,555	5,878,301
5.00%, 1/01/23	2,605	2,726,185
Chicago IL Pub Bldg Comm AMBAC 5.25%, 3/01/21 (Pre-refunded/ETM)	4,000	4,081,960
Chicago IL Recovery Zone (BP PLC) 6.125%, 12/01/18	6,965	7,328,921
Chicago IL Sales Tax AGM 5.00%, 1/01/16	5,000	5,613,950
Chicago IL Tax Increment (Kingsbury Redev Proj) Series A 6.57%, 2/15/13	475	475,285
Chicago IL Transit Auth Fed Hwy Grant (Chicago Il Fed Hwy Grant) AMBAC Series 2004 5.25%, 6/01/13	2,520	2,590,535
Chicago IL Wstwtr Trnsmn NPFGC Series B 5.25%, 1/01/15	4,225	4,661,316

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	35

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(a)(b)	$5,078	$2,996,528
Du Page Cnty IL GO 5.60%, 1/01/21	8,655	10,446,585
Illinois Civic Ctr Spl Tax AMBAC 6.25%, 12/15/20	3,135	3,576,565
Illinois Dev Fin Auth (Adventist Health Sys/Sunbelt) NPFGC Series B 2.84%, 1/01/19(e)	5,730	5,980,687
Illinois Finance Auth (Northwestern Univ) 1.75%, 12/01/34	2,365	2,412,087
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	5,975	5,987,846
Illinois GO 5.00%, 1/01/13	1,510	1,526,534
Series 2006 A 5.00%, 6/01/15	4,875	5,372,201
Series 2010 5.00%, 1/01/17-1/01/19	43,205	49,400,336
AGM 5.00%, 9/01/14 (Pre-refunded/ETM)	5,550	6,043,339
AGM Series A 5.25%, 10/01/13	7,785	8,166,543
AMBAC 5.00%, 4/01/14-11/01/14	7,230	7,711,682
AMBAC Series B 5.00%, 3/01/13-3/01/14	16,355	16,968,388
NPFGC 5.25%, 10/01/21 (Pre-refunded/ETM)	1,740	1,740,000
NPFGC Series B 5.00%, 3/01/15 (Pre-refunded/ETM)	5,000	5,329,900
Matteson IL GO 8.00%, 12/01/29(f)	19,775	15,286,273
Metro Pier & Expo Auth IL Spl Tax 5.00%, 12/15/20-12/15/26	17,100	20,804,537
Regional Trnsp Auth IL Sales Tax NPFGC Series A 5.00%, 7/01/16	5,285	6,039,011
NPFGC-RE Series B 5.50%, 6/01/17	1,025	1,223,174

36	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC-RE Series C 7.75%, 6/01/20	$1,005	$1,247,406
Will & Kendall Cnty CSD #202 IL GO NPFGC-RE 5.00%, 1/01/14-1/01/16	8,705	9,524,965

		222,866,641

Indiana – 0.4%
Indiana Finance Auth (Indiana SRF) 5.00%, 2/01/26	3,550	4,278,531
Indianapolis IN Gas Util AGC Series A 5.00%, 8/15/30	7,670	7,968,746
Indianapolis IN Loc Bond Bank Series B 6.00%, 1/10/13	1,200	1,218,672
Jasper Cnty IN PCR (No. Indiana Pub Serv Co.) NPFGC 5.60%, 11/01/16	6,400	7,233,472

		20,699,421

Kansas – 0.5%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	26,125	18,475,861
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Util Sys) AMBAC Series 2004 5.65%, 9/01/13-9/01/14	12,200	12,888,507

		31,364,368

Kentucky – 0.2%
Kentucky Asset Liability Comm (Kentucky Fed Hwy Grant) NPFGC 5.00%, 9/01/16	5,000	5,836,450
Kentucky Prop & Bldg Comm (Kentucky Lease Prop & Bldg) NPFGC-RE 5.00%, 3/01/13-3/01/14	7,970	8,243,334

		14,079,784

Louisiana – 2.0%
Coves of The Highland CDD LA 5.60%, 11/01/21(a)(b)(c)	4,025	– 0	–
De Soto Parish LA PCR (International Paper Co.) Series A-2 5.00%, 10/01/12	4,700	4,700,000

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	37

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ernest Morial New Orleans Exhib Hall LA AMBAC Series A 5.25%, 7/15/20 (Pre-refunded/ETM)	$3,450	$3,585,447
Lakeshore Vlgs Master CDD LA 5.25%, 7/01/17(a)(b)	9,814	3,925,600
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	21,805	23,586,904
Louisiana Citizens Ppty Ins Corp. AMBAC Series B 5.25%, 6/01/14	1,770	1,907,352
Louisiana Gas & Fuels Tax Series 2012A-1 5.00%, 5/01/26	6,770	8,339,692
Louisiana GO AGM Series 2006C 5.00%, 5/01/14	6,585	7,065,244
AMBAC Series A 5.00%, 10/15/12	11,965	11,984,264
Louisiana Loc Govt Envrn Fac & CDA (Lctcs Fac Corp. Proj) 5.00%, 10/01/21-10/01/25	16,135	18,979,593
Louisiana St Office Facs Corp. (Louisiana Lease St Off Bldg) 5.00%, 3/01/13-3/01/17	11,785	13,002,706
Series 2009 5.00%, 3/01/18	2,005	2,369,529
Morehouse Parish LA PCR (International Paper Co.) Series A 5.25%, 11/15/13	7,340	7,695,550
New Orleans LA GO NPFGC 5.25%, 12/01/20	5,845	6,456,095
Orange Grove CDD LA 5.30%, 11/01/21(a)(b)	1,695	537,315
Terrebonne Parish LA Wtrwks AMBAC Series A 5.25%, 11/01/23	2,000	2,081,060

		116,216,351

Massachusetts – 1.2%
Massachusetts GO AGM Series 2006C 2.288%, 11/01/19(e)	1,815	1,881,701
NPFGC Series D 5.50%, 11/01/12	17,790	17,863,651

38	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) Series E2 5.00%, 7/01/14-7/01/17	$19,480	$21,276,069
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series N 6.25%, 4/01/20	2,820	3,799,386
Massachusetts Wtr Poll Abatmnt Series B 5.25%, 8/01/14	40	42,365
Univ of Massachusetts Bldg Auth (Univ of Massachusetts Lease) AMBAC 5.00%, 11/01/18	18,795	21,196,249

		66,059,421

Michigan – 3.8%
Detroit MI Swr Disp Series 2012A 5.00%, 7/01/19-7/01/20	20,980	23,801,730
Michigan Bldg Auth (Michigan Lease Fac Prog) Series 2009 I 5.00%, 10/15/12-10/15/15	25,200	26,925,338
NPFGC Series 2004 5.375%, 10/01/13	1,900	1,989,433
Michigan Finance Auth (Michigan Unemployment) Series 2012A 5.00%, 7/01/16	93,985	109,349,668
Michigan Pub Pwr Agy (Belle River Proj) NPFGC 5.25%, 1/01/14	3,380	3,576,716
Michigan Trunk Line Spl Tax 5.00%, 11/01/19-11/01/20	10,000	12,387,800
Series 2009 5.00%, 11/01/23	1,510	1,797,670
AGM Series B 5.00%, 9/01/13	2,055	2,144,166
NPFGC-RE 5.00%, 11/01/12	4,130	4,145,446
5.25%, 11/01/13	5,000	5,265,000
Wayne Cnty MI Arpt Auth (Detroit Metro Wayne Cnty Arpt) Series 2010C 5.00%, 12/01/17	5,000	5,882,200

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	39

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wayne State Univ MI Series 2009 A 5.00%, 11/15/21-11/15/23	$14,100	$16,260,369

		213,525,536

Minnesota – 0.2%
Minneapolis-St Paul MN Metro Arpt Commn (Minneapolis-St Paul MN Intl Arpt) Series B 5.00%, 1/01/14	2,210	2,330,357
Minnesota Mun Pwr Agy Elec 4.50%, 10/01/12	2,395	2,395,000
Southern MN Muni Pwr Agy AMBAC Series A 5.25%, 1/01/16	6,820	7,813,674

		12,539,031

Missouri – 0.3%
Jackson Cnty MO Pub Bldg Corp. 5.00%, 12/01/25	1,955	2,097,324
Kansas City MO Mun Assist Corp. NPFGC-RE 5.00%, 4/15/13	7,215	7,379,069
Springfield MO Pub Util 5.00%, 12/01/18-12/01/19	7,190	8,728,318

		18,204,711

Nevada – 3.5%
Clark Cnty NV Airport PFC (McCarran Airport) Series 2008 5.25%, 7/01/17	16,695	19,335,481
Series A 5.00%, 7/01/13-7/01/14	8,280	8,646,501
Clark Cnty NV Arpt (McCarran Airport) AGM Series 2009 C 5.00%, 7/01/24	9,175	10,486,108
Clark Cnty NV GO AGM Series B 5.00%, 6/01/13	5,370	5,535,074
AMBAC 5.00%, 11/01/15 (Pre-refunded/ETM)	1,085	1,237,518
5.00%, 11/01/16	16,010	18,597,376
AMBAC Series A 6.50%, 6/01/17	1,760	2,169,886
Clark Cnty NV Motor Vehicle Fuel Tax 5.00%, 7/01/19	8,190	9,893,520
AMBAC 5.00%, 7/01/14-7/01/16	26,400	28,948,542

40	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Clark Cnty NV SD GO Series 2008 A 5.00%, 6/15/21	$5,000	$5,815,850
AGM Series C 5.00%, 6/15/19	22,380	25,252,473
5.25%, 6/15/13	8,800	9,099,288
NPFGC Series C 5.00%, 6/15/13	5,595	5,775,495
NPFGC-RE Series A 5.00%, 6/15/17	27,880	31,209,987
5.25%, 6/15/14	5,505	5,947,052
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13(a)	970	965,383
Nevada GO Series 2008C 5.00%, 6/01/15	4,555	5,096,134
Series 2009 B 5.00%, 5/01/14	1,790	1,917,609

		195,929,277

New Hampshire – 0.1%
Manchester NH Arpt (Manchester-Boston Regional Arpt) Series 2012A 5.00%, 1/01/22	6,510	7,582,653

New Jersey – 4.0%
Garden St Presv Trust NJ AGM Series 05A 5.80%, 11/01/17 (Pre-refunded/ETM)	2,325	2,708,648
New Jersey COP (New Jersey Cop Equip Purchase) Series A 5.00%, 6/15/13	2,365	2,430,794
New Jersey COP (New Jersey COP Equip Purchase) Series A 5.00%, 6/15/14	5,000	5,330,100
New Jersey EDA NPFGC Series G 5.00%, 9/01/15 (Pre-refunded/ETM)	3,705	3,865,760
New Jersey EDA (New Jersey Lease Sch Fac) Series W 5.00%, 3/01/15	2,325	2,558,290

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	41

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC Series G 5.00%, 9/01/13	$20,445	$21,301,237
New Jersey EDA (New Jersey Trnst Pj Lease) 5.00%, 5/01/15-5/01/16	55,310	62,277,960
New Jersey Trnsp Trust Fd Auth Series 2005B 5.25%, 12/15/13 (Pre-refunded/ETM)	255	270,297
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Fed Hwy Grant) NPFGC-RE Series A 5.00%, 6/15/13-6/15/14	11,520	12,135,568
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) AGM Series C 5.75%, 12/15/12	5,000	5,054,600
AMBAC Series A 5.50%, 12/15/13	7,415	7,852,411
NPFGC Series 2005B 5.25%, 12/15/13	6,125	6,467,265
NPFGC Series A 5.25%, 12/15/12-12/15/13	29,185	30,343,743
NPFGC Series B 5.25%, 12/15/14	14,605	16,117,494
NPFGC-RE Series B 5.25%, 12/15/13	5,000	5,279,400
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.00%, 1/01/26	14,770	18,656,873
Tobacco Settlement Fin Corp. NJ 6.25%, 6/01/43 (Pre-refunded/ETM)	22,020	22,902,562

		225,553,002

New York – 12.8%
Metropolitan Trnsp Auth NY 5.00%, 11/15/22-11/15/26	32,790	39,570,479
Series 2012D 5.00%, 11/15/16	18,660	21,728,450
New York NY GO 5.00%, 8/01/16-8/01/17	10,795	12,747,062
5.25%, 8/01/16	17,165	20,137,978

42	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2002C 5.50%, 8/01/14 (Pre-refunded/ETM)	$90	$91,550
5.50%, 8/01/14	4,690	4,769,027
Series 2009 C 5.00%, 8/01/17-8/01/22	18,190	21,977,184
Series 2010B 5.00%, 8/01/19	12,145	15,018,021
Series B 5.00%, 9/01/15	10,000	11,305,100
Series C 5.00%, 1/01/15-1/01/16	15,370	17,336,370
Series D 5.00%, 2/01/15	8,800	9,728,224
Series E 5.00%, 8/01/14-8/01/16	36,490	39,921,108
Series I 5.875%, 3/15/13	35	35,142
Series J 5.00%, 3/01/17	2,355	2,603,853
New York NY Trnsl Fin Auth 5.25%, 2/01/20 (Pre-refunded/ETM)	1,975	2,007,726
Series 2002A 5.00%, 11/01/22-11/01/25	34,430	42,529,631
Series 2003E 5.25%, 2/01/21 (Pre-refunded/ETM)	2,710	2,754,905
5.25%, 2/01/22 (Pre-refunded/ETM)	4,595	4,671,139
Series 2011C 5.00%, 11/01/19-11/01/25	23,420	28,993,881
Series 2012A 5.00%, 8/01/25	12,345	15,286,073
Series 2012B 5.00%, 11/01/23-11/01/26	45,535	56,549,411
NPFGC Series 2003E 5.25%, 2/01/21-2/01/22	140	142,134
New York St Dormitory Auth (New York St Lease Cuny) Series 2008B 5.00%, 7/01/15-7/01/16	33,770	38,423,366
Series A 5.75%, 7/01/13	360	374,440
New York St Dormitory Auth (New York St Lease Mental Hlth) NPFGC Series 1998D 5.25%, 2/15/13	115	115,403

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	43

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009 A 5.00%, 7/01/19-7/01/24	$25,150	$29,574,422
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009 G 5.00%, 3/15/19-3/15/21	13,865	17,033,596
Series 2011E 5.00%, 8/15/21	3,880	4,926,009
Series 2012A 5.00%, 12/15/22	38,755	49,310,312
Series 2012B 5.00%, 3/15/21-3/15/22	54,775	68,994,038
New York St Dormitory Auth (New York Univ) NPFGC Series A 6.00%, 7/01/18	2,865	3,615,200
New York St Dormitory Auth (Orange Regl Med Ctr) 6.00%, 12/01/13-12/01/16	14,030	15,269,144
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/18 (Pre-refunded/ETM)	3,650	4,054,201
NPFGC Series A 5.00%, 4/01/21 (Pre-refunded/ETM)	4,700	4,803,353
New York St Thruway Auth (New York St Lease Thruway Svc Contract) 5.00%, 4/01/17	37,425	44,150,647
Series 2009 5.00%, 4/01/18	10,000	12,067,900
New York St Thruway Auth (New York St Pers Income Tax) AGM Series 2005A 5.00%, 3/15/18	4,210	4,674,026
New York St Thruway Auth (New York St Thruway Auth Ded Tax) NPFGC-RE Series B 5.00%, 4/01/13-4/01/16	50,925	57,069,068

		724,359,573

44	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

North Carolina – 3.1%
North Carolina Eastern Mun Pwr Agy Series 2009 B 5.00%, 1/01/17	$1,020	$1,181,741
Series 2012B 5.00%, 1/01/21	13,215	16,113,050
Series A 5.00%, 1/01/14-1/01/15	9,510	10,197,783
6.00%, 1/01/26 (Pre-refunded/ETM)	1,720	2,357,243
North Carolina Infra Fin Corp. COP Series A 5.00%, 2/01/13	4,295	4,362,947
AGM Series A 5.00%, 2/01/13-2/01/15	20,000	21,225,400
North Carolina Mun Pwr Agy #1 5.25%, 1/01/14	15,545	16,469,772
5.50%, 1/01/13 (Pre-refunded/ETM)	1,210	1,225,476
5.50%, 1/01/13 (Pre-refunded/ETM)	1,455	1,473,973
Series A 5.25%, 1/01/15-1/01/17	64,050	72,395,402
5.50%, 1/01/13	2,640	2,673,238
Series C 5.25%, 1/01/14-1/01/17	18,155	20,224,723
AMBAC Series A 5.25%, 1/01/15	5,490	5,556,868

		175,457,616

Ohio – 3.8%
Cincinnati OH Wtr Series A 5.00%, 12/01/15	5,780	6,586,830
Cleveland OH Arpt Sys AMBAC Series 2006 A 5.00%, 1/01/23	3,145	3,393,769
5.25%, 1/01/20	2,315	2,697,670
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/2(a)	3,650	2,579,455
Cuyahoga Cnty OH Econ Dev (Cuyahoga Cnty OH Lease) Series 2010G 5.00%, 12/01/19-12/01/24	93,725	110,506,440

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	45

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio GO Series 2011A 5.00%, 8/01/20-8/01/21	$57,430	$71,882,648
Ohio Wtr Dev Auth (Cleveland Electric Illum) Series 2008C 7.25%, 11/01/32	7,005	7,044,018
Univ of Cincinnati OH 5.00%, 6/01/20-6/01/21	6,795	8,310,574
Univ of Toledo OH 5.00%, 6/01/21	2,610	3,106,370

		216,107,774

Oklahoma – 0.1%
Mcgee Creek Auth OK Wtr NPFGC 6.00%, 1/01/23	3,980	4,642,829

Oregon – 0.6%
Oregon Dept of Admin Svc COP Series 2009 D 5.00%, 11/01/21-11/01/23	18,535	21,982,149
Port of Portland OR (Portland Intl Arpt) Series 2010 20C 5.00%, 7/01/23	1,405	1,608,290
Portland OR Swr Sys NPFGC Series A 5.00%, 6/15/13	5,090	5,260,413
Washington Cnty OR SD #48-J GO AGM 5.00%, 6/01/13	4,600	4,746,096

		33,596,948

Pennsylvania – 5.2%
Allegheny Cnty PA Arpt Auth (Pittsburgh Intl Airport) NPFGC 5.00%, 1/01/18	1,585	1,788,546
Allegheny Cnty PA GO NPFGC Series C-54 5.375%, 11/01/18 (Pre-refunded/ETM)	3,400	3,413,736
Allegheny Cnty PA Hosp Dev Auth (Upmc Health Sys) Series 2008A 5.00%, 9/01/14	46,500	50,465,520
Series B 5.00%, 6/15/18	8,200	8,786,054
Allegheny Cnty PA Redev Auth (Pittsburgh Mills Spl Tax) 5.10%, 7/01/14	225	229,383
Central Bucks PA SD GO 5.00%, 5/15/16 (Pre-refunded/ETM)	2,045	2,376,004

46	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC-RE 5.00%, 5/15/16	$2,955	$3,395,384
Pennsylvania Pub Sch Bldg Auth (Philadelphia PA SD Lease) AGM Series A 5.00%, 6/01/14	5,410	5,760,893
Pennsylvania Turnpike Comm 5.00%, 6/01/15	4,260	4,687,363
Series 2009 B 5.00%, 6/01/16-6/01/20	50,085	58,113,151
Philadelphia PA Arpt (Philadelphia Intl Airport) 5.00%, 6/15/21	6,225	7,242,352
Series 2010D 5.00%, 6/15/19-6/15/21	28,140	32,235,197
5.25%, 6/15/22-6/15/23	20,485	23,348,987
Series 2011A 5.00%, 6/15/16-6/15/19	12,650	14,539,264
Philadelphia PA IDA (Univ of Pennsylvania) Series 2007 0.75%, 4/26/14(g)	7,300	7,230,358
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/14-9/01/20	38,650	44,158,675
Series 2009 5.125%, 9/01/22	9,080	10,374,626
Southeastern PA Trnsp Auth 5.00%, 3/01/23-3/01/24	12,245	14,351,804

		292,497,297

Puerto Rico – 3.1%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/21	23,840	25,808,946
Series 2010ZZ 5.00%, 7/01/17	5,835	6,502,932
5.25%, 7/01/18	2,205	2,476,039
Puerto Rico Govt Dev Bank Series B 5.00%, 12/01/13	3,540	3,679,511
Puerto Rico Infra Fin Auth Series 2011C 3.00%, 12/15/26	7,415	7,505,686
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series M 5.50%, 7/01/13	15,205	15,715,584
AMBAC Series 2003H 5.50%, 7/01/16	5,415	5,937,114

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	47

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/21	$36,000	$41,734,440
Series 2009A 5.375%, 8/01/20 (Pre-refunded/ETM)	10,315	13,317,593
5.375%, 8/01/20	39,685	46,262,392
5.50%, 8/01/23	5,040	5,802,401

		174,742,638

Rhode Island – 0.4%
Rhode Island Depositors Corp. Series A 6.375%, 8/01/22 (Pre-refunded/ETM)	5,780	8,082,347
AGM Series A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,907,970
5.75%, 8/01/19 (Pre-refunded/ETM)	4,940	6,112,558
Rhode Island Higher Ed Svgs Tr (Rhode Island DOT Fed Hwy Grant) AGC Series 2009A 5.25%, 6/15/17	7,955	9,438,926

		25,541,801

South Carolina – 0.4%
Greenville Cnty SD SC Lease 5.00%, 12/01/13-12/01/15	14,850	16,352,753
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) 5.25%, 12/01/23-12/01/25	2,315	2,461,384
South Carolina Pub Svc Auth Series 2002D 5.25%, 1/01/14 (Pre-refunded/ETM)	445	450,478
5.25%, 1/01/14 (Pre-refunded/ETM)	410	415,047
AGM 5.25%, 1/01/14 (Pre-refunded/ETM)	1,225	1,240,080

		20,919,742

Tennessee – 0.1%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) Series 2010 B 5.00%, 7/01/16-7/01/17	3,590	4,058,583

48	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A 5.25%, 9/01/21	$2,115	$2,377,239

		6,435,822

Texas – 9.6%
Austin TX Utils Sys AGM 5.00%, 11/15/13	3,035	3,194,580
Bell Cnty TX Hlth Fac Dev Corp. 6.50%, 7/01/19 (Pre-refunded/ETM)	1,000	1,258,240
Camino Real Regl Mob Auth TX 5.00%, 2/15/14-2/15/21	60,940	65,964,773
Series 2008 5.00%, 8/15/21	205	205,000
Clear Creek TX ISD GO Series A 5.00%, 2/15/16	1,280	1,470,656
Conroe TX ISD GO 5.00%, 2/15/16	6,260	6,948,600
Dallas Fort Worth TX Intl Arpt 5.00%, 11/01/14	2,500	2,730,600
Series 2009A 5.00%, 11/01/15	6,415	7,147,272
Series 2012F 5.00%, 11/01/21-11/01/25	17,850	20,193,961
AMBAC Series 2003 A 5.50%, 11/01/14	2,000	2,103,560
Dallas TX GO 5.00%, 2/15/13	2,190	2,228,741
Dallas TX ISD GO 5.00%, 2/15/22	5,065	6,283,031
Garland TX GO Series 2010 5.00%, 2/15/24	3,800	4,554,148
Harris Cnty TX Fld Ctl Dist GO Series A 5.25%, 10/01/20 (Pre-refunded/ETM)	1,920	2,099,558
5.25%, 10/01/22 (Pre-refunded/ETM)	4,795	5,243,428
5.25%, 10/01/23 (Pre-refunded/ETM)	5,255	5,746,448
Harris Cnty TX GO 5.25%, 10/01/24 (Pre-refunded/ETM)	3,660	4,009,969

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	49

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

5.25%, 10/01/24	$10,340	$11,289,626
Series 2010 A 5.00%, 10/01/23-10/01/25	17,570	21,419,076
Houston TX Arpt Sys Series 2009 A 5.00%, 7/01/21	2,090	2,417,545
Houston TX Wtr & Swr Sys AMBAC Series B 5.75%, 12/01/16 (Pre-refunded/ETM)	3,000	3,026,460
5.75%, 12/01/17 (Pre-refunded/ETM)	2,000	2,017,640
Lower Colorado River Auth TX 5.00%, 5/15/22-5/15/24	50,085	59,023,960
Series 1999 A 5.875%, 5/15/16	2,325	2,333,998
North Texas Tollway Auth TX Series 2008H 5.00%, 1/01/42 (Pre-refunded/ETM)	5,000	5,058,500
North Texas Tollway Auth TX (Texas St Hwy Fund Third Tier) Series 2011D 5.00%, 9/01/24	5,000	6,028,350
5.25%, 9/01/25-9/01/26	35,870	43,690,663
Plano TX GO 5.00%, 9/01/13	5,045	5,265,315
Retama TX Dev Corp. 8.75%, 12/15/13 (Pre-refunded/ETM)	2,045	2,245,533
8.75%, 12/15/14 (Pre-refunded/ETM)	3,860	4,543,645
8.75%, 12/15/15 (Pre-refunded/ETM)	1,200	1,505,136
SA Energy Acq Pub Fac Corp. Gas (Goldman Sachs Group, Inc.) 5.25%, 8/01/15	1,880	2,054,727
San Antonio TX Elec & Gas 5.00%, 2/01/20-2/01/23	61,590	75,043,815
5.375%, 2/01/13	5,000	5,085,250
San Antonio TX Wtr Series 2011A 3.00%, 5/15/13	1,150	1,169,907
5.00%, 5/15/23-5/15/26	21,200	25,753,609
Spring TX ISD GO 5.00%, 8/15/20-8/15/21	8,365	10,438,830

50	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	$1,160	$1,230,296
Texas A & M Univ Series 2009 D 5.00%, 5/15/18	2,000	2,443,200
Texas GO 5.00%, 10/01/22-10/01/25	47,335	59,139,649
Texas Mun Pwr Agy NPFGC Zero Coupon, 9/01/13	2,345	2,322,300
Texas PFA (Texas Lease Bldg & Procur) AMBAC 5.00%, 2/01/15	5,000	5,405,000
Texas Trnsp Comm (Central Texas Turnpike) Series 2009 2.75%, 8/15/42	8,270	8,322,763
Texas Trnsp Comm (Texas St Hwy Fund First Tier) 5.00%, 4/01/14-4/01/16	14,985	16,861,789
Series 2007 5.00%, 4/01/24	8,380	9,769,236
Univ of Texas Series D 5.00%, 8/15/14	5,850	6,353,392

		542,641,775

Virginia – 0.0%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	1,584	1,677,361

Washington – 7.5%
Central Puget Sound WA RTA AMBAC Series A 5.00%, 11/01/18 (Pre-refunded/ETM)	1,015	1,136,567
Chelan Cnty WA PUD #1 Series 2011A 5.00%, 7/01/20	3,110	3,692,752
Series 2011B 5.00%, 7/01/21	5,000	5,950,250
5.25%, 7/01/22	3,565	4,265,629
Cowlitz Cnty WA Spl Swr (Cowlitz Cnty WA Special Swr) NPFGC-RE 5.50%, 11/01/19	1,435	1,640,793
Energy Northwest WA (Bonneville Power Admin) Series 2007C 5.00%, 7/01/17	2,625	3,142,650
Series 2012A 5.00%, 7/01/18-7/01/21	92,520	114,177,661

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	51

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series A 5.00%, 7/01/14	$7,380	$7,974,902
5.50%, 7/01/13	3,840	3,990,413
Series C 5.00%, 7/01/14-7/01/16	21,300	23,468,635
Series D 5.00%, 7/01/13	5,060	5,239,428
AMBAC Series A 5.00%, 7/01/18	5,040	5,641,222
NPFGC Series A 5.25%, 7/01/13	6,545	6,789,194
Grant Cnty WA PUD #2 Series 2011A 5.00%, 1/01/20-1/01/23	13,725	16,689,962
King Cnty WA SD #001 GO Series A 5.00%, 12/01/12-12/01/13	53,690	54,865,912
King Cnty WA Swr Series 2011B 5.00%, 1/01/23	4,415	5,386,962
Port of Seattle WA 5.00%, 6/01/22	1,995	2,369,781
Series 2010C 5.00%, 2/01/17	2,590	2,976,635
Seattle WA Mun Light & Pwr AGM 5.00%, 8/01/13	10,060	10,454,050
Tacoma WA Elec Sys AGM 5.00%, 1/01/15	20,945	22,912,364
Washington Fed Hwy Grant 5.00%, 9/01/21	19,110	23,927,249
Washington St GO Series 2003A 5.00%, 7/01/13 (Pre-refunded/ETM)	55	56,950
Series A 5.00%, 7/01/13	10,330	10,697,025
Series C 5.00%, 7/01/14	27,730	29,975,575
AGM 5.00%, 7/01/15	5,405	6,082,895
AGM Series 2007A 5.00%, 7/01/14	6,260	6,766,935
AGM Series B 5.00%, 7/01/13	5,785	5,990,541

52	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AGM Series D 5.00%, 1/01/14	$2,655	$2,809,176
AMBAC 5.00%, 1/01/13-1/01/14	26,335	27,044,342
AMBAC Series C 5.00%, 1/01/16	7,770	8,885,694
NPFGC Series 2003R 5.00%, 7/01/13	2,025	2,096,948

		427,099,092

Wisconsin – 1.1%
Wisconsin GO Series 2004A 5.00%, 5/01/13 (Pre-refunded/ETM)	4,015	4,124,810
5.00%, 5/01/13	8,555	8,791,460
NPFGC Series 1 5.25%, 5/01/13	4,545	4,677,214
NPFGC Series B 5.00%, 5/01/13	4,750	4,881,005
NPFGC-RE Series 3 5.25%, 5/01/13	5,500	5,659,995
Wisconsin Trnsp Auth Series 2005B 5.00%, 7/01/13 (Pre-refunded/ETM)	3,260	3,375,600
Wisconsin Trnsp Auth (Wisconsin Trnsp Auth Spl Tax) Series 2005B 5.00%, 7/01/13	1,010	1,045,966
Series 2012-2 5.00%, 7/01/23	3,420	4,303,489
AGM Series A 5.25%, 7/01/14-7/01/16	12,610	14,497,658
NPFGC-RE 5.00%, 7/01/16	6,885	7,988,321
NPFGC-RE Series I 5.00%, 7/01/17	2,000	2,388,220

		61,733,738

Total Long-Term Municipal Bonds (cost $4,902,626,827)		5,240,526,180

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	53

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SHORT-TERM MUNICIPAL NOTES–1.1%
California–0.0%
Sacramento Cnty CA Santn Dist Fing Auth (Sacramento Regl Cnty Santn Dist CA) 0.20%, 12/01/36(h)	$2,075	$2,075,000

Connecticut–0.0%
Connecticut Hlth & Ed Fac Auth (Yale Univ) Series 2001V-1 0.16%, 7/01/36(h)	1,000	1,000,000

Mississippi–0.6%
Mississippi Business Fin Corp. (Chevron USA, Inc.) Series 2009 C 0.20%, 12/01/30(h)	18,720	18,720,000
Series 2009 F 0.20%, 12/01/30(h)	2,900	2,900,000
Series 2010C 0.19%, 12/01/30(h)	2,500	2,500,000
Series 2010L 0.20%, 11/01/35(h)	9,900	9,900,000

		34,020,000

New York – 0.3%
New York NY Trnsl Fin Auth 0.20%, 11/01/22(h)	15,870	15,870,000

Texas – 0.2%
Harris Cnty TX Cult Ed Fac Fin Corp. (Texas Medical Center) Series 2010B-1 0.20%, 9/01/31(h)	8,170	8,170,000

Total Short-Term Municipal Notes (cost $61,135,000)		61,135,000

Total Municipal Obligations (cost $4,963,761,827)		5,301,661,180

CORPORATES-INVESTMENT GRADES–4.2%
Financial Institutions–2.0%
Banking – 1.5%
Bank of America Corp. 7.375%, 5/15/14	6,380	6,983,873
Bear Stearns Cos. LLC (The) 5.70%, 11/15/14	1,571	1,720,375
Capital One Financial Corp. 2.125%, 7/15/14	12,993	13,257,603

54	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Citigroup, Inc. 2.65%, 3/02/15	$8,048	$8,243,784
Goldman Sachs Group, Inc. (The) 5.15%, 1/15/14	5,430	5,701,522
5.25%, 10/15/13	20,300	21,186,785
JPMorgan Chase & Co. 1.875%, 3/20/15	1,875	1,912,986
2.05%, 1/24/14	8,878	9,034,954
Merrill Lynch & Co., Inc. 5.45%, 2/05/13	15,236	15,468,806

		83,510,688

Finance – 0.5%
General Electric Capital Corp. 2.15%, 1/09/15	27,608	28,413,132
5.90%, 5/13/14	1,678	1,814,985

		30,228,117

		113,738,805

Industrial – 2.2%
Capital Goods – 0.3%
Caterpillar Financial Services Corp. 1.10%, 5/29/15	3,027	3,063,760
Caterpillar, Inc. 0.95%, 6/26/15	13,617	13,750,310

		16,814,070

Communications - Telecommunications – 0.5%
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, 2/01/14	4,726	5,027,051
7.375%, 11/15/13	2,463	2,646,678
Verizon Communications, Inc. 1.95%, 3/28/14	20,918	21,394,784
5.25%, 4/15/13	1,676	1,719,481

		30,787,994

Consumer Cyclical - Automotive – 0.5%
Daimler Finance North America LLC 6.50%, 11/15/13	13,819	14,710,436
Ford Motor Credit Co. LLC 7.00%, 4/15/15	12,630	14,145,600

		28,856,036

Consumer Non-Cyclical – 0.1%
Watson Pharmaceuticals, Inc. 1.875%, 10/01/17	2,797	2,784,162

Technology – 0.8%
Hewlett-Packard Co. 1.55%, 5/30/14	3,543	3,563,283
6.125%, 3/01/14	23,316	24,856,465

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	55

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

International Business Machines Corp. 0.55%, 2/06/15	$14,866	$14,904,741

		43,324,489

		122,566,751

Utility – 0.0%
Electric – 0.0%
Exelon Generation Co. LLC 5.35%, 1/15/14	1,266	1,334,522

Total Corporates – Investment Grades (cost $234,189,612)		237,640,078

GOVERNMENTS-TREASURIES – 0.7%
U.S. Treasury – 0.7%
U.S. Treasury Notes 0.375%, 6/30/13 (cost $41,292,293)	41,325	41,386,327

SHORT-TERM INVESTMENTS – 0.5%
Time Deposit – 0.5%
State Street Time Deposit 0.01%, 10/01/12 (cost $28,137,265)	28,137	28,137,265

Total Investments – 99.0% (cost $5,267,380,997)		5,608,824,850

Other assets less liabilities – 1.0%		58,644,342

Net Assets – 100.0%		$5,667,469,192

56	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

(a)	Illiquid security.

(b)	Security is in default and is non-income producing.

(c)	Fair valued by the Adviser.

(d)	Non-income producing security.

(e)	Variable rate coupon, rate shown as of September 30, 2012.

(f)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(g)	Floating Rate Security. Stated interest rate was in effect at September 30, 2012.

(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2012, the Fund held 19.7% of net assets in insured bonds (of this amount 8.6% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC	– Assured Guaranty Corporation
AGM–	Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CDA	– Community Development Authority
CDD	– Community Development District
COP	– Certificate of Participation
CSD	– Central/Community School District
DOT	– Department of Transportation
EDA	– Economic Development Agency
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
GO	– General Obligation
IDA	– Industrial Development Authority/Agency
ISD	– Independent School District
LID	– Local Improvement District
MFHR	– Multi-Family Housing Revenue
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring FGIC
PCR	– Pollution Control Revenue Bond
PFA	– Public Finance Authority
PFC	– Passenger Facility Charge
PUD	– Public Utility District
RTA	– Regional Transportation Authority
SD	– School District
SRF	– State Revolving Fund
USD	– Unified School District

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	57

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2011

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.1%
Long-Term Municipal Bonds – 96.1%
New York – 74.9%
Albany Cnty NY Arpt Auth AGM Series 2010A 5.00%, 12/15/16–12/15/22	$13,090	$15,197,008
Albany Cnty NY GO NPFGC-RE 5.00%, 10/01/12	205	205,000
Erie Cnty NY Fiscal Stability Auth (Erie Cnty NY Sales Tax) Series 2011C 5.00%, 12/01/23	5,925	7,244,971
Erie Cnty NY IDA AGM 5.00%, 5/01/14 (Pre-refunded/ETM)	1,120	1,203,160
5.75%, 5/01/24 (Pre-refunded/ETM)	1,520	1,650,796
Erie Cnty NY IDA (Buffalo NY SD) 5.00%, 5/01/22	5,800	6,962,668
AGM Series A 5.00%, 5/01/16	1,210	1,390,278
Long Island Pwr Auth NY Series 2010A 5.00%, 5/01/15	6,450	7,136,280
NPFGC Series F 5.00%, 5/01/13–5/01/16	34,690	37,973,453
Metropolitan Trnsp Auth NY Series 2010D 5.25%, 11/15/24	10,755	12,819,422
Series 2010G 5.00%, 11/15/21	9,305	11,185,820
5.25%, 11/15/22–11/15/26	33,880	40,577,365
Series 2011C 5.00%, 11/15/24	2,890	3,447,076
Series 2011D 5.00%, 11/15/22–11/15/25	11,775	14,169,466
Series B 5.00%, 11/15/16–11/15/17	6,645	7,728,121
AMBAC Series A 5.50%, 11/15/18 (Pre-refunded/ETM)	5,325	5,358,068

58	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AMBAC Series B 5.00%, 7/01/20 (Pre-refunded/ETM)	$535	$536,578
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) AGM Series 2002A 5.25%, 11/15/12	7,425	7,468,585
NPFGC Series A 5.25%, 11/15/13	2,660	2,806,965
NPFGC-RE Series A 5.25%, 11/15/15-11/15/16	13,115	15,342,453
Nassau Cnty NY GO 5.00%, 4/01/21-4/01/22	5,915	7,043,957
Series 2012A 5.00%, 4/01/14-4/01/15	11,075	11,977,817
NPFGC-RE Series A 6.00%, 7/01/13	1,000	1,038,890
Nassau Cnty NY Interim Fin Auth (Nassau Cnty NY Sales Tax) AMBAC 5.375%, 11/15/15-11/15/16	1,100	1,103,811
AMBAC Series B 5.00%, 11/15/14	3,595	3,775,325
AMBAC Series H 5.25%, 11/15/13	1,745	1,842,231
New York NY GO 5.00%, 8/01/13-10/01/24	26,945	30,354,112
5.25%, 9/01/14-9/01/16	17,910	20,363,418
Series 1993E 5.00%, 8/01/23	6,855	8,399,500
Series 2002C 5.50%, 8/01/13 (Pre-refunded/ETM)	150	152,583
5.50%, 8/01/13-8/01/14	14,675	14,924,645
5.50%, 8/01/14 (Pre-refunded/ETM)	130	132,239
Series 2003A 5.25%, 8/01/17 (Pre-refunded/ETM)	715	744,479
5.25%, 8/01/17	4,990	5,192,744

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	59

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2011A 5.00%, 8/01/26	$14,275	$17,148,415
Series 2012I 5.00%, 8/01/16	12,545	14,599,495
Series C 5.00%, 1/01/16	4,410	5,029,429
5.50%, 9/15/19 (Pre-refunded/ETM)	1,000	1,050,180
Series E 5.00%, 8/01/16	5,500	6,400,735
Series I 5.00%, 8/01/14	2,700	2,925,936
AGM 5.25%, 8/01/14	1,750	1,904,403
NPFGC 5.00%, 8/01/16	2,350	2,552,523
NPFGC-RE 5.00%, 8/01/13	2,750	2,858,873
New York NY Hlth & Hosp Corp. Series 2008A 5.00%, 2/15/14	10,215	10,846,083
New York NY IDA (Magen David Yeshivah) ACA 4.99%, 6/15/13(a)	1,180	1,085,600
New York NY Mun Wtr Fin Auth 5.00%, 6/15/19-6/15/26	49,525	58,334,059
Series FF 5.00%, 6/15/25	24,730	29,745,244
New York NY Tfa Bldg Aid Series 2011 S-1A 5.00%, 7/15/25	4,420	5,313,415
New York NY Trnsl Fin Auth 5.00%, 11/01/12-2/01/24	39,300	43,832,001
5.25%, 8/01/14	1,300	1,415,987
5.25%, 2/01/20 (Pre-refunded/ETM)	6,310	6,414,557
Series 2003E 5.25%, 2/01/21 (Pre-refunded/ETM)	1,965	1,997,560
Series 2004C
5.25%, 2/01/13	710	721,836
5.25%, 2/01/13 (Pre-refunded/ETM)	4,300	4,370,520
5.25%, 2/01/21 (Pre-refunded/ETM)	3,630	3,868,927
Series 2006A 5.00%, 8/01/13 (Pre-refunded/ETM)	18,175	18,886,915

60	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

5.00%, 8/01/13	$25	$25,992
Series 2011A-1 5.00%, 11/01/23	15,315	18,968,087
Series 2012B 5.00%, 11/01/24	8,705	10,888,301
Series 2012E-1 5.00%, 2/01/25	1,540	1,894,493
NPFGC 5.25%, 2/01/20	115	116,891
NPFGC Series 2003E 5.25%, 2/01/21	35	35,539
NPFGC-RE 5.00%, 11/01/13	18,405	19,347,336
5.50%, 11/01/13	540	542,176
New York NY Trst for Cult Res (Lincoln Center Performing Arts) 5.75%, 12/01/16	22,830	27,013,141
New York NY Trst for Cult Res (Whitney Museum of American Art) 5.00%, 7/01/21	4,745	5,662,683
New York St Dormitory Auth NPFGC 5.20%, 2/15/16 (Pre-refunded/ETM)	1,000	1,129,810
New York St Dormitory Auth (Brookdale Hospital Med Ctr) NPFGC 5.20%, 2/15/14	1,140	1,143,602
New York St Dormitory Auth (Ithaca College) 5.00%, 7/01/17	12,195	13,414,378
New York St Dormitory Auth (Montefiore Medical Center) 5.00%, 8/01/14	1,000	1,069,610
New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	1,360	1,567,563
New York St Dormitory Auth (Mt Sinai School of Medicine) 5.00%, 7/01/19	4,390	5,168,435
New York St Dormitory Auth (New York NY Lease Mun Hlth Fac Proj) Series 2010 5.00%, 1/15/13	1,500	1,520,115
New York St Dormitory Auth (New York St Lease Mental Hlth) 5.00%, 2/15/15-2/15/16	26,330	29,657,313

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	61

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AGM 5.00%, 2/15/16	$3,830	$4,374,243
NPFGC 5.00%, 8/15/17	480	480,538
NPFGC Series 1998D 5.25%, 2/15/13	110	110,385
New York St Dormitory Auth (New York St Lease Secured Hosp) 4.00%, 2/15/13-8/15/15	9,160	9,580,260
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009 A 5.00%, 7/01/22	6,050	7,147,772
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/16-2/15/19	53,745	63,904,682
Series 2008 A 5.00%, 3/15/20	4,750	5,702,232
Series 2009 D 5.00%, 6/15/18-6/15/20	9,230	11,341,707
Series 2012A 5.00%, 12/15/21-12/15/23	11,575	14,677,590
Series 2012B 5.00%, 3/15/22	3,850	4,855,119
Series G 5.00%, 3/15/17-3/15/18	15,885	19,109,319
AGM 5.00%, 3/15/13	2,525	2,579,363
AMBAC 5.00%, 3/15/15	1,760	1,955,360
NPFGC-RE 5.50%, 3/15/14	4,750	4,858,775
New York St Dormitory Auth (New York Univ) NPFGC Series A 6.00%, 7/01/18	1,000	1,261,850
New York St Dormitory Auth (State Univ of New York) Series 2011A 5.00%, 7/01/24	3,125	3,803,625
New York St Dormitory Auth (Winthrop So Nassau Univ Hlth) AMBAC Series A 5.25%, 7/01/18	1,000	1,001,960
AMBAC Series B 5.25%, 7/01/19	1,325	1,327,398

62	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (Wyckoff Heights Medical Ctr) NPFGC 5.20%, 2/15/16	$5,820	$5,839,846
New York St Energy Res & Dev Auth (New York St Elec and Gas Corp.) NPFGC Series 2010C 0.595%, 4/01/34(a)(b)(c)	17,725	16,388,872
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/14-6/15/25	25,030	26,845,110
Series 2009 A 5.25%, 6/15/24	7,300	8,991,483
New York St Envrn Fac Corp. (New York St Pers Income Tax) NPFGC-RE 5.00%, 12/15/23	1,060	1,152,750
New York St Liberty Dev Corp. (National Sports Museum Proj) 6.125%, 2/15/19(a)(d)	1,980	20
New York St Loc Gov Asst Corp. 5.00%, 4/01/18-4/01/20	22,670	27,300,717
AGM 0.135%, 4/01/17(a)(b)(c)	7,675	7,110,128
5.00%, 4/01/13	4,230	4,330,082
New York St Mortgage Agy SFMR (New York St Mortgage Agy) 4.50%, 4/01/23	275	273,628
New York St Pwr Auth NPFGC 5.00%, 11/15/16	6,180	7,259,213
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/18 (Pre-refunded/ETM)	895	994,112
New York St Thruway Auth (New York St Pers Income Tax) 5.00%, 3/15/14-3/15/16	10,950	12,477,007
Series 2010A 5.00%, 3/15/25	5,425	6,611,230
AGM 5.00%, 3/15/14-3/15/15	8,840	9,665,727
AGM Series 2005A 5.00%, 3/15/18	1,035	1,149,078
AMBAC 5.00%, 3/15/15	10,170	11,298,870

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	63

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Thruway Auth (New York St Thruway Auth Ded Tax) 5.00%, 4/01/17	$21,620	$25,505,330
Series 2012A 5.00%, 4/01/25	18,980	23,274,035
AGM Series 5B 5.00%, 4/01/14	30,960	33,123,175
AMBAC 5.25%, 4/01/14	3,190	3,424,274
NPFGC 5.00%, 4/01/24	1,060	1,162,544
5.25%, 4/01/13-4/01/14	11,175	11,670,788
NPFGC-RE Series B 5.00%, 4/01/13-4/01/16	27,135	28,935,348
New York St Thruway Auth (New York St Thruway Gen Toll Road) Series 2012I 5.00%, 1/01/25	5,155	6,151,616
AMBAC 5.00%, 1/01/13-1/01/14	12,285	12,753,707
New York St UDC (New York St Lease Svc Contract) 5.00%, 1/01/19	3,525	4,197,253
New York St UDC (New York St Pers Income Tax) 5.00%, 3/15/16	2,045	2,354,061
AMBAC 5.00%, 12/15/20	6,265	7,045,870
Niagara Falls NY Bridge Comm FGIC 6.30%, 10/01/12 (Pre-refunded/ETM)	4,670	4,670,000
Port Authority of NY & NJ 3.00%, 10/01/14	7,705	8,078,924
NPFGC-RE 5.00%, 12/01/19	15,290	16,571,455
XLCA 5.00%, 10/01/19	3,700	4,119,210
XLCA Series CONS 143rd 5.00%, 10/01/17	6,370	7,167,970
Schenectady Cnty NY Cap Res (Ellis Hospital) 1.75%, 2/15/18	2,800	2,835,952
Suffolk Cnty NY EDA (Catholic Hlth Svcs of Long Island) 5.00%, 7/01/16-7/01/17	2,900	3,310,670

64	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) 5.00%, 6/01/14	$12,365	$13,303,503
Tompkins Cnty NY IDA (Ithaca College) 5.00%, 7/01/16	2,665	2,943,652
Triborough Brdg & Tunl Auth NY 5.00%, 11/15/15-11/15/19	40,235	47,146,783
5.25%, 11/15/12-11/15/13	14,455	14,954,661
5.50%, 1/01/17 (Pre-refunded/ETM)	9,370	10,313,372
Series 2011A 5.00%, 1/01/27	7,000	8,520,050
Series 2012B 5.00%, 11/15/19-11/15/23	27,980	35,231,918
NPFGC 5.125%, 1/01/18 (Pre-refunded/ETM)	8,165	8,186,556
5.25%, 11/15/15	3,145	3,599,012
Troy Res Corp. (Rensselaer Polytechnic Institute) 5.00%, 9/01/16-9/01/21	7,490	8,637,219
Series 2010B 5.00%, 9/01/17-9/01/18	9,100	10,711,535
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) 5.25%, 9/15/16	975	841,357
Yonkers NY GO Series 2011A 5.00%, 10/01/14-10/01/16	4,555	4,982,069
NPFGC 5.00%, 8/01/14	5,275	5,581,952

		1,374,983,314

Alabama – 0.7%
Alabama Pub Sch & Clg Auth Series B 5.00%, 5/01/18	11,055	13,401,203

Arizona – 0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	285	286,436

California – 2.3%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	5,000	6,165,850
Series A 5.00%, 7/01/18-7/01/20	27,975	34,244,227

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	65

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009 E 5.00%, 5/01/21	$1,280	$1,506,061

		41,916,138

Colorado – 0.1%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series D 7.75%, 11/15/13	340	353,739
Todd Creek Farms Met Dist #1 CO 5.60%, 12/01/14(a)	2,765	1,520,750

		1,874,489

District of Columbia – 0.4%
Metro Washington Arpt Auth VA 5.00%, 10/01/19-10/01/21	5,795	6,892,007

Florida – 5.5%
Citizens Ppty Ins Corp. FL Series 2009A1 6.00%, 6/01/16	32,725	38,040,195
Series 2010A 5.00%, 6/01/16	7,230	8,147,342
Dupree Lakes CDD FL 6.83%, 11/01/15	295	293,162
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15(a)(d)	2,415	1,802,991
Florida Brd of Ed Lottery Series 2010C 5.00%, 7/01/18	16,355	19,764,200
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/15	13,660	15,194,428
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(a)(d)	955	286,500
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/16-10/01/17	4,805	5,374,382
Live Oak CDD FL Series 2010 7.36%, 11/01/20	370	403,448
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	3,300	3,647,127

66	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport)
5.75%, 10/01/20	$1,595	$1,955,582
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	1,165	1,179,411
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(a)	85	90,937
Series 2010A-2 6.125%, 5/01/35(a)	200	175,168
Series 2010B 5.125%, 5/01/17(a)	455	427,973
Series 4B 5.125%, 5/01/09(a)(e)(f)	185	– 0	–
Parkway Center CDD FL Series B 5.625%, 5/01/14	1,485	1,371,516
Polk Cnty FL SD Sales Tax AGM 5.00%, 10/01/16	2,665	3,026,427
Sterling Hill CDD FL Series B 5.50%, 11/01/10(a)(d)	160	96,000

		101,276,789

Georgia – 0.4%
Main Street Nat Gas, Inc. (JP Morgan Chase) Series A 5.00%, 3/15/17	6,975	7,861,592

Guam – 0.1%
Guam COP Series 2010A 6.00%, 12/01/20	1,625	1,732,673

Illinois – 1.4%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	1,090	862,800
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(a)(d)	1,307	771,261
Cortland IL SSA #10 5.125%, 3/01/14(a)(g)	2,545	1,196,176
Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	1,620	1,615,237
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	3,960	3,968,514

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	67

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois GO 5.00%, 8/01/15	$15,000	$16,619,700

		25,033,688

Indiana – 0.7%
Indiana Bond Bank Gas (JP Morgan Chase) 5.25%, 10/15/18-10/15/21	10,745	12,663,334

Louisiana – 0.1%
Isabella Lakes CDD LA 6.00%, 8/01/22(a)(d)	1,515	454,500
Juban Parc LA CDD (Juban Parc CDD LA) 5.15%, 10/01/14(a)(d)	1,155	386,879
Whis pering Springs CDD LA 5.20%, 10/01/21(a)(d)	1,500	382,500

		1,223,879

Michigan – 0.2%
Detroit MI Swr Disp Series 2012A 5.00%, 7/01/22	2,985	3,357,080

Nevada – 0.5%
Clark Cnty NV Arpt (McCarran Airport) AGM Series C 2009 5.00%, 7/01/23	7,400	8,516,586

New Jersey – 0.1%
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) Series 2011A 5.00%, 6/15/21	2,195	2,663,676

North Carolina – 0.3%
North Carolina Eastern Mun Pwr Agy 5.00%, 1/01/15	1,475	1,613,901
5.375%, 1/01/17	2,285	2,313,814
North Carolina Mun Pwr Agy #1 Series A 5.25%, 1/01/17	2,290	2,681,956

		6,609,671

Ohio – 0.3%
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21(a)	1,230	869,241

68	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio Air Quality Dev Auth (Cleveland Electric Illum) 7.25%, 11/01/32	$4,905	$4,932,321

		5,801,562

Pennsylvania – 1.1%
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/16-9/01/21	14,925	16,998,865
5.25%, 9/01/23	2,175	2,484,394

		19,483,259

Puerto Rico – 5.2%
Puerto Rico Elec Pwr Auth 5.50%, 7/01/18-7/01/19	11,470	12,995,979
Series 2010AAA 5.25%, 7/01/21	8,575	9,426,069
Series 2010ZZ 5.25%, 7/01/22	7,900	8,546,141
NPFGC 5.50%, 7/01/16	3,695	4,120,960
Puerto Rico GO 5.00%, 7/01/13	4,980	5,132,587
5.25%, 7/01/14	1,305	1,377,088
Puerto Rico Govt Dev Bank 5.00%, 12/01/12-12/01/14	9,390	9,512,828
Series B 5.00%, 12/01/13	4,410	4,583,798
NPFGC Series 2009 4.75%, 12/01/15	7,460	7,580,255
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N 2.784%, 7/01/28(c)	1,090	871,967
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/15	4,245	4,600,307
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/22	23,245	26,714,781

		95,462,760

Tennessee – 1.1%
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A 5.25%, 9/01/21	17,375	19,529,326

Texas – 0.0%
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	10	10,606

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	69

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Virginia – 0.0%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	$805	$852,447

Washington – 0.7%
Port of Seattle WA 5.00%, 2/01/21	11,010	12,922,767

Total Municipal Obligations (cost $1,648,787,497)		1,764,355,282

CORPORATES-INVESTMENT GRADES – 0.7%
Financial Institutions – 0.3%
Banking – 0.1%
Capital One Financial Corp. 2.15%, 3/23/15	1,500	1,538,010

Finance – 0.2%
General Electric Capital Corp. 1.625%, 7/02/15	4,304	4,379,281

		5,917,291

Industrial – 0.4%
Consumer Cyclical - Automotive – 0.3%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	4,040	4,524,800

Technology – 0.1%
Hewlett-Packard Co. 6.125%, 3/01/14	2,173	2,316,568

		6,841,368

Total Corporates - Investment Grades (cost $12,586,107)		12,758,659

SHORT-TERM INVESTMENTS – 1.7%
Time Deposit – 1.7%
State Street Time Deposit 0.01%, 10/01/12 (cost $32,055,317)	32,055	32,055,317

Total Investments – 98.5% (cost $1,693,428,921)		1,809,169,258
Other assets less liabilities – 1.5%		27,002,993

Net Assets – 100.0%		$1,836,172,251

70	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

(a)	Illiquid security.

(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2012 and the aggregate market value of these securities amounted to $23,499,000 or 1.28% of net assets.

(c)	Variable rate coupon, rate shown as of September 30, 2012.

(d)	Security is in default and is non-income producing.

(e)	Non-income producing security.

(f)	Fair valued by the Adviser.

(g)	Defaulted.

As of September 30, 2012, the Fund held 21.1% of net assets in insured bonds (of this amount 6.1% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ACA – ACA Financial Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CDD – Community Development District

COP – Certificate of Participation

EDA – Economic Development Agency

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

IDA – Industrial Development Authority/Agency

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

SD – School District

SFMR – Single Family Mortgage Revenue

SSA – Special Services Area

UDC – Urban Development Corporation

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	71

Intermediate New York Municipal Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2012

	California Municipal Portfolio		Diversified Municipal Portfolio	New York Municipal Portfolio
Assets
Investments in securities, at value	$1,155,976,915		$5,608,824,850	$1,809,169,258
Receivables:
Interest	15,630,985		66,193,121	22,470,384
Capital shares sold	1,946,111		11,567,739	2,038,307
Investment securities sold	– 0	–	256,629	6,635,213

Total assets	1,173,554,011		5,686,842,339	1,840,313,162

Liabilities
Payables:
Dividends to shareholders	877,535		3,912,726	1,140,837
Investment securities purchased	38,529,363		4,943,192	– 0	–
Capital shares redeemed	2,145,138		7,633,331	1,948,877
Management fee	412,964		1,787,170	643,782
Shareholder servicing fee	73,388		344,905	110,278
Distribution fee	43,649		300,637	120,688
Transfer Agent fee	4,499		46,458	18,753
Accrued expenses	102,592		404,728	157,696

Total liabilities	42,189,128		19,373,147	4,140,911

Net Assets	$1,131,364,883		$5,667,469,192	$1,836,172,251

Cost of investments	$1,082,291,000		$5,267,380,997	$1,693,428,921

Net Assets Consist of:
Capital stock, at par	$75,896		$379,957	$125,218
Additional paid-in capital	1,064,074,312		5,321,044,146	1,721,925,949
Distributions in excess of net investment income	(196,679)		33,568	(144,328)
Accumulated net realized gain (loss) on investment transactions	(6,274,561)		4,567,668	(1,474,925)
Net unrealized appreciation of investments	73,685,915		341,443,853	115,740,337

	$1,131,364,883		$5,667,469,192	$1,836,172,251

See notes to financial statements.

72	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Assets & Liabilities

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Calculation of Maximum Offering Price
Municipal Class Shares
Net Assets	$991,763,743	$4,684,176,442	$1,498,387,814
Shares of capital stock outstanding	66,530,437	314,057,357	102,176,661

Net asset value and offering price per share	$14.91	$14.92	$14.66

Class A Shares
Net Assets	$113,889,025	$810,283,671	$246,050,318
Shares of capital stock outstanding	7,640,239	54,303,772	16,784,282

Net asset value and redemption price per share	$14.91	$14.92	$14.66
Sales charge—3.00% of public offering price	0.46	0.46	0.45

Maximum offering price	$15.37	$15.38	$15.11

Class B Shares
Net Assets	$65,299	$536,278	$594,703
Shares of capital stock outstanding	4,381	35,931	40,586

Net asset value and offering price per share	$14.91	$14.93	$14.65

Class C Shares
Net Assets	$25,646,816	$172,472,801	$91,139,416
Shares of capital stock outstanding	1,720,671	11,559,510	6,216,231

Net asset value and offering price per share	$14.91	$14.92	$14.66

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	73

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2012

	California Municipal Portfolio		Diversified Municipal Portfolio	New York Municipal Portfolio
Investment Income
Income:
Interest	$41,568,251		$188,348,940	$64,688,064
Expenses:
Management fee (see Note 2A)	5,618,276		24,222,641	8,731,782
Shareholder servicing fee (see Note 2B)	1,026,677		4,839,804	1,541,811
Custodian fee	210,262		343,621	237,491
Transfer Agent fee—Non-Retail Class	20,295		125,244	37,158
Transfer Agent fee—Class A	27,487		144,448	65,549
Transfer Agent fee—Class B	56		525	561
Transfer Agent fee—Class C	8,124		35,528	26,423
Distribution fees—Class A	264,099		1,965,548	631,071
Distribution fees—Class B	1,122		7,241	6,920
Distribution fees—Class C	225,723		1,393,296	764,245
Directors’ fees and expenses	40,609		201,307	65,020
Auditing and tax fees	35,834		157,921	49,567
Registration fees	34,762		299,405	57,417
Legal fees	32,715		124,966	48,170
Printing fees	15,752		75,294	29,789
Miscellaneous	46,622		173,303	63,194

Total expenses	7,608,415		34,110,092	12,356,168

Net investment income	33,959,836		154,238,848	52,331,896

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions	527,277		6,023,234	5,911,533
Swap transactions	– 0	–	380,007	– 0	–

Net realized gain on investment transactions	527,277		6,403,241	5,911,533

Net change in unrealized appreciation/depreciation of:
Investments	21,223,610		97,795,251	25,169,346
Swap transactions	– 0	–	(370,480)	– 0	–

Net change in unrealized appreciation/depreciation of investments	21,223,610		97,424,771	25,169,346

Net realized and unrealized gain on investment transactions	21,750,887		103,828,012	31,080,879

Net increase in net assets resulting from operations	$55,710,723		$258,066,860	$83,412,775

See notes to financial statements.

74	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	California Municipal Portfolio
	Year Ended September 30, 2012		Year Ended September 30, 2011
Increase (Decrease) in Net Assets from Operations:
Net investment income	$33,959,836		$35,766,282
Net realized gain (loss) on investment transactions	527,277		(6,801,838)
Net change in unrealized appreciation/depreciation of investments	21,223,610		570,691

Net increase in net assets resulting from operations	55,710,723		29,535,135
Dividends and Distributions to Shareholders:
Dividends from net investment income
Municipal Class	(31,057,627)		(33,849,514)
Class A	(2,431,695)		(1,465,848)
Class B	(2,346)		(6,811)
Class C	(468,168)		(444,109)
Distributions from net realized gain on investment transactions
Municipal Class	– 0	–	(10,973,587)
Class A	– 0	–	(490,418)
Class B	– 0	–	(3,955)
Class C	– 0	–	(210,612)

Total dividends and distributions to shareholders	(33,959,836)		(47,444,854)

Capital-Share transactions:
Net proceeds from sales of shares	252,761,391		273,750,000
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	13,687,643		17,430,374

Total proceeds from shares sold	266,449,034		291,180,374
Cost of shares redeemed	(269,046,540)		(336,671,505)

Net decrease in net assets from capital-share transactions	(2,597,506)		(45,491,131)

Net increase (decrease) in net assets	19,153,381		(63,400,850)
Net Assets:
Beginning of period	1,112,211,502		1,175,612,352

End of period (a)	$1,131,364,883		$1,112,211,502

(a) Includes distributions in excess of net investment income of:	$(196,679)		$(196,679)

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	75

Statement of Changes in Net Assets

	Diversified Municipal Portfolio
	Year Ended September 30, 2012	Year Ended September 30, 2011
Increase (Decrease) in Net Assets from Operations:
Net investment income	$154,238,848	$166,692,930
Net realized gain on investment transactions	6,403,241	4,259,036
Net change in unrealized appreciation/depreciation of investments	97,424,771	(13,178,351)

Net increase in net assets resulting from operations	258,066,860	157,773,615
Dividends and Distributions to Shareholders:
Dividends from net investment income
Municipal Class	(135,203,695)	(154,372,036)
Class A	(16,725,113)	(10,805,554)
Class B	(13,234)	(22,032)
Class C	(2,577,232)	(2,231,452)
Distributions from net realized gain on investment transactions
Municipal Class	(3,995,574)	(25,656,578)
Class A	(453,984)	(1,818,536)
Class B	(674)	(6,211)
Class C	(96,123)	(524,825)

Total dividends and distributions to shareholders	(159,065,629)	(195,437,224)

Capital-Share transactions:
Net proceeds from sales of shares	1,523,181,321	1,688,700,497
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	70,637,465	59,442,461

Total proceeds from shares sold	1,593,818,786	1,748,142,958
Cost of shares redeemed	(1,581,303,607)	(1,728,182,304)

Net increase in net assets from capital-share transactions	12,515,179	19,960,654

Net increase (decrease) in net assets	111,516,410	(17,702,955)
Net Assets:
Beginning of period	5,555,952,782	5,573,655,737

End of period(a)	$5,667,469,192	$5,555,952,782

(a) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$33,568	$(74,738)

See notes to financial statements.

76	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Changes in Net Assets

	New York Municipal Portfolio
	Year Ended September 30, 2012		Year Ended September 30, 2011
Increase (Decrease) in Net Assets from Operations:
Net investment income	$52,331,896		$57,133,843
Net realized gain (loss) on investment transactions	5,911,533		(7,380,327)
Net change in unrealized appreciation/depreciation of investments	25,169,346		(2,000,837)

Net increase in net assets resulting from operations	83,412,775		47,752,679
Dividends and Distributions to Shareholders:
Dividends from net investment income
Municipal Class	(45,177,436)		(51,107,696)
Class A	(5,633,810)		(5,633,810)
Class B	(13,507)		(19,622)
Class C	(1,507,143)		(1,329,053)
Distributions from net realized gain on investment transactions
Municipal Class	– 0	–	(6,157,028)
Class A	– 0	–	(609,093)
Class B	– 0	–	(3,768)
Class C	– 0	–	(230,774)

Total dividends and distributions to shareholders	(52,331,896)		(64,134,506)

Capital-Share transactions:
Net proceeds from sales of shares	380,451,892		447,074,570
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	23,711,647		20,170,948

Total proceeds from shares sold	404,163,539		467,245,518
Cost of shares redeemed	(428,045,585)		(593,339,199)

Net decrease in net assets from capital-share transactions	(23,882,046)		(126,093,681)

Net increase (decrease) in net assets	7,198,833		(142,475,508)
Net Assets:
Beginning of period	1,828,973,418		1,971,448,926

End of period (a)	$1,836,172,251		$1,828,973,418

(a) Includes distributions in excess of net investment income of:	$(144,328)		$(150,459)

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	77

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Intermediate Municipal Class A, B and C shares are shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Fund”): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, “Bernstein Intermediate Municipal Portfolios” or “Portfolios”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. Effective February 1, 2002, the Bernstein Portfolios commenced offering AllianceBernstein Intermediate Municipal Class A, AllianceBernstein Intermediate Municipal Class B and AllianceBernstein Intermediate Municipal Class C Shares (collectively, “Intermediate Municipal Retail Classes”). These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of

78	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolios values its securities and materially affect the value of securities trading in such markets.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	79

Notes to Financial Statements

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not

80	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through brokers or pricing services are generally categorized within Level 2. Those investments for which current data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2012:

California Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,083,792,008		$23,189,725		$1,106,981,733
Corporates – Investment Grades		– 0	–	27,144,016		– 0	–	27,144,016
Short-Term Investments		– 0	–	21,851,166		– 0	–	21,851,166

Total Investments in Securities		– 0	–	1,132,787,190		23,189,725		1,155,976,915
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total++		$–0	–	$1,132,787,190		$23,189,725		$1,155,976,915

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	81

Notes to Financial Statements

Diversified Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$5,162,340,713		$78,185,467		$5,240,526,180
Short-Term Municipal Notes		– 0	–	61,135,000		– 0	–	61,135,000
Corporates – Investment Grades		2,784,162		234,855,916		– 0	–	237,640,078
Governments – Treasuries		– 0	–	41,386,327		– 0	–	41,386,327
Short-Term Investments		– 0	–	28,137,265		– 0	–	28,137,265

Total Investments in Securities		2,784,162		5,527,855,221		78,185,467		5,608,824,850
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total++		$2,784,162		$5,527,855,221		$78,185,467		$5,608,824,850

New York Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,713,916,974		$50,438,308		$1,764,355,282
Corporates – Investment Grades		– 0	–	12,758,659		– 0	–	12,758,659
Short-Term Investments		– 0	–	32,055,317		– 0	–	32,055,317

Total Investments in Securities		– 0	–	1,758,730,950		50,438,308		1,809,169,258
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total++	$	– 0	–	$1,758,730,950		$50,438,308		$1,809,169,258

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

++	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

82	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

California Municipal Portfolio	Long-Term Municipal Bonds		Total
Balance as of 9/30/11	$128,000		$128,000
Accrued discounts/(premiums)	252,014		252,014
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	(567,017)		(567,017)
Purchases	6,465,000		6,465,000
Sales	(3,486,440)		(3,486,440)
Transfers in to Level 3	20,398,168		20,398,168
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 9/30/12	$23,189,725		$23,189,725

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*	$(567,017)		$(567,017)

Diversified Municipal Portfolio	Long-Term Municipal Bonds		Interest Rate Swap Contracts			Total
Balance as of 9/30/11	$161,000			$370,480		$531,480
Accrued discounts/(premiums)	(2,490,774)			– 0	–	(2,490,774)
Realized gain (loss)	25,136			380,007		405,143
Change in unrealized appreciation/depreciation	3,721,965			(370,480)		3,351,485
Purchases	1,882,988			– 0	–	1,882,988
Sales	(5,229,229)			– 0	–	(5,229,229)
Settlements	– 0	–		(380,007)		(380,007)
Transfers in to Level 3	80,114,381			– 0	–	80,114,381
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 9/30/12	$78,185,467			$–0	–	$78,185,467

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*	$3,721,965		$	– 0	–	$3,721,965

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	83

Notes to Financial Statements

New York Municipal Portfolio	Long-Term Municipal Bonds	Total
Balance as of 9/30/11	$13,911,550	$13,911,550
Accrued discounts/(premiums)	(215,050)	(215,050)
Realized gain (loss)	12,526	12,526
Change in unrealized appreciation/depreciation	(2,029,762)	(2,029,762)
Purchases	20,391	20,391
Sales	(2,686,000)	(2,686,000)
Transfers in to Level 3	54,881,703	54,881,703
Transfers out of Level 3	(13,457,050)	(13,457,050)

Balance as of 9/30/12	$50,438,308	$50,438,308

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*	$(2,029,762)	$(2,029,762)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Portfolios with material categories of Level 3 investments at September 30, 2012:

Quantitative Information About Level 3 Fair Value Measurements

California Municipal Portfolio	Fair Value at 9/30/2012	Valuation Technique	Unobservable Input	Range
Local Governments - Municipal Bonds	$23,189,725	Third Party Vendor	Vendor Quote	$0.001-$107.62

Diversified Municipal Portfolio	Fair Value at 9/30/2012	Valuation Technique	Unobservable Input	Range
Local Governments - Municipal Bonds	$78,185,467	Third Party Vendor	Vendor Quote	$30.00-$139.83

New York Municipal Portfolio	Fair Value at 9/30/2012	Valuation Technique	Unobservable Input	Range
Local Governments - Municipal Bonds	$50,438,308	Third Party Vendor	Vendor Quote	$0.001-$109.04

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including Pricing Policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the Pricing Policies describe how to determine market quotations for securities and

84	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the Pricing Policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the Pricing Policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily and monthly multi-source pricing compares, reviewed and submitted to the Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) monitoring of performance and performance attribution reports for anomalous impacts based upon benchmark performance, and 2) review by portfolio managers all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2012, the Portfolios did not have any unrecognized tax benefits.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	85

Notes to Financial Statements

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effect of such permanent differences on the Portfolio, which includes reclassifications of consent fees and

86	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

the tax treatment of swaps, is reflected as an adjustment to the components of capital as of September 30, 2012, as shown below:

Portfolio	Increase (Decrease) to Additional Paid-in Capital			Increase (Decrease) to Undistributed Net Investment Income (Loss)		Increase (Decrease) to Accumulated Net Realized Gain (Loss) on Investment Transactions
California Municipal	$	– 0	–	$ – 0	–	$	– 0	–
Diversified Municipal		– 0	–	388,732			(388,732)
New York Municipal		– 0	–	6,131			(6,131)

H. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The California Municipal and New York Municipal Portfolios pay the Adviser an investment management fee at an annual rate of .50% of the first $1 billion, .45% of the next $2 billion, .40% of the next $2 billion and .35% in excess of $5 billion of the average daily net assets of the Portfolios. The Diversified Municipal Portfolio pays the Adviser an investment management fee at an annual rate of .50% of the first $1 billion, .45% of the next $2 billion, .40% of the next $2 billion, .35% of the next $2 billion and .30% in excess of $7 billion of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly. Prior to October 21, 2010, the Diversified Municipal Portfolio paid the Adviser an investment management fee at an annual rate of .50% of the first $1 billion, .45% of the next $2 billion, .40% of the next $2 billion and .35% in excess of $5 billion of the average daily net assets of the Portfolio.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	87

Notes to Financial Statements

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Intermediate Municipal Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Intermediate Municipal Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to: California Municipal Portfolio, $17,997; Diversified Municipal Portfolio, $57,627; and New York Municipal Portfolio, $30,186 for the year ended September 30, 2012.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee paid by each of the Municipal Class shares to the Adviser for services under this agreement is at an annual rate of .10 of 1% of the average daily net assets of each Portfolio attributable to the respective class during the month.

C. Distribution Arrangements—Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class Shares of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Intermediate Municipal Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of each Portfolio’s average daily net assets attributable to the Intermediate Municipal

88	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

Class A Shares and 1% of each Intermediate Municipal Portfolio’s average daily net assets attributable to both Class B and Class C Shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since commencement of the Portfolios’ operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
California Municipal	$507,426	$1,201,943
Diversified Municipal	461,374	2,724,658
New York Municipal	749,079	2,096,245

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolios shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 3% for purchases up to $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the year ended September 30, 2012, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A	Class B	Class C
California Municipal	$ – 0	–	$321	$85	$453
Diversified Municipal	– 0	–	77,597	302	32,893
New York Municipal	1,257		9,837	4	16,905

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	89

Notes to Financial Statements

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the year ended September 30, 2012, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
California Municipal	$205,087,758	$	– 0	–	$170,525,215	$	– 0	–
Diversified Municipal	1,075,205,677		– 0	–	852,049,125		40,059,375
New York Municipal	242,309,527		– 0	–	283,139,111		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation
Portfolio	Cost	Appreciation	(Depreciation)
California Municipal	$1,082,310,899	$80,196,884	$(6,530,868)	$73,666,016
Diversified Municipal	5,267,380,997	369,481,077	(28,037,224)	341,443,853
New York Municipal	1,693,428,921	127,658,071	(11,917,734)	115,740,337

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swap Agreements

Each Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies and for other purposes discussed below. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

90	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The fixed-income Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	91

Notes to Financial Statements

into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2012, the Diversified Municipal Portfolio held interest rate swap contracts for hedging purposes.

Documentation governing the Portfolios’ OTC derivatives may contain provisions for early termination of a such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of September 30, 2012, the Portfolios did not have OTC derivatives with contingent features in net liability positions.

At September 30, 2012, the Diversified Municipal Portfolio had entered into the following derivatives:

The effect of derivative instruments on the statement of operations for the year ended September 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	$380,007	$(370,480)

Total		$380,007	$(370,480)

Please refer to the tables below for the volume of the Portfolios’ derivatives during the year ended September 30, 2012:

Interest Rate Swap Contracts:
Average notional amount	$22,255,000(a)

(a)	Positions were open five months during the year

92	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2012 and September 30, 2011 were as follows:

California Municipal Portfolio	2012		2011
Distributions paid from:
Ordinary income	$410,006		$213,389
Net long-term capital gains	– 0	–	11,629,683

Total taxable distributions paid	410,006		11,843,072
Tax exempt distributions	33,549,830		35,601,782

Total distributions paid	$33,959,836		$47,444,854

Diversified Municipal Portfolio	2012		2011
Distributions paid from:
Ordinary income	$5,729,615		$3,177,364
Net long-term capital gains	1,894,314		26,087,938

Total taxable distributions paid	7,623,929		29,265,302
Tax exempt distributions	151,441,700		166,171,922

Total distributions paid	$159,065,629		$195,437,224

New York Municipal Portfolio	2012		2011
Distributions paid from:
Ordinary income	$181,258		$966,091
Net long-term capital gains	– 0	–	6,120,387

Total taxable distributions	181,258		7,086,478
Tax exempt distributions	52,150,638		57,048,028

Total distributions paid	$52,331,896		$64,134,506

As of September 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income(a)	Undistributed Long-Term Gains			Accumulated Capital and Other Losses(b)		Unrealized Appreciation/ (Depreciation)(c)	Total Accumulated Earnings/ (Deficit)(d)
California Municipal	$680,856	$	– 0	–	$(6,254,662)		$73,666,016	$68,092,210
Diversified Municipal	4,506,923		4,319,450		– 0	–	341,443,853	350,270,226
New York Municipal	1,150,769		– 0	–	(1,474,925)		115,740,337	115,416,181

(a)	Includes tax exempt income as shown below:

Portfolio
California Municipal	$680,856
Diversified Municipal	4,258,706
New York Municipal	1,150,769

(b)	During the fiscal year ended September 30, 2012, New York Municipal Portfolio utilized capital loss carryforwards of $667,482.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	93

Notes to Financial Statements

(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

(d)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to dividends payable to shareholders and the treatment of interest on defaulted securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2012, the Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount		Long-Term Amount	Expiration
California Municipal	$2,406,179		n/a	2019
California Municipal	– 0	–	$3,848,483	No expiration
New York Municipal	1,474,925		n/a	2019

NOTE 5.

Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The New York Municipal and California Municipal Portfolios invest primarily in securities issued by the State of New York and California, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

94	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not “diversified.” This means state specific Municipal Portfolios can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates, or indices. Derivatives may be illiquid and difficult to priced or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 2 billion to the Diversified Municipal Portfolio, of which 400 million is allocated to each of the three retail classes of shares and 800 million allocated to the Municipal Class Shares; 800 million to the California Municipal Portfolio divided evenly into four classes; 1 billion allocated to the New York Portfolio, of which 200 million is allocated to each of the three retail classes of shares and

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	95

Notes to Financial Statements

400 million allocated to the Municipal Class Shares. Share transactions for each Portfolio for the years ended September 30, 2012 and September 30, 2011, were as follows:

	California Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

Municipal Class Shares
Shares sold	11,766,729	16,529,607	$173,788,582	$237,900,013

Shares issued to shareholders on reinvestment of dividends and distributions	812,969	1,106,021	12,054,214	15,911,404

Shares redeemed	(16,610,862)	(21,410,576)	(245,745,529)	(308,609,858)
Net decrease	(4,031,164)	(3,774,948)	(59,902,733)	(54,798,441)

Beginning of period	70,561,601	74,336,549	986,768,048	1,041,566,489

End of period	66,530,437	70,561,601	$926,865,315	$986,768,048

Class A Shares
Shares sold	4,807,998	2,209,152	$71,169,766	$31,881,965

Shares issued to shareholders on reinvestment of dividends and distributions	89,126	73,932	1,318,186	1,065,655

Shares converted from Class B	1,641	12,809	24,308	185,016

Shares redeemed	(1,359,830)	(1,559,078)	(20,164,820)	(22,416,038)

Net increase	3,538,935	736,815	52,347,440	10,716,598

Beginning of period	4,101,304	3,364,489	59,360,773	48,644,175

End of period	7,640,239	4,101,304	$111,708,213	$59,360,773

Class B Shares
Shares sold	408	52	$6,074	$746

Shares issued to shareholders on reinvestment of dividends and distributions	79	451	1,152	6,456

Shares converted to Class A	(1,641)	(12,813)	(24,308)	(185,016)

Shares redeemed	(5,402)	(9,852)	(79,965)	(141,931)
Net decrease	(6,556)	(22,162)	(97,047)	(319,745)

Beginning of period	10,937	33,099	580,737	900,482

End of period	4,381	10,937	$483,690	$580,737

96	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	California Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

Class C Shares
Shares sold	524,921	262,234	$7,772,661	$3,782,260

Shares issued to shareholders on reinvestment of dividends and distributions	21,250	31,028	314,091	446,859

Shares redeemed	(204,406)	(370,273)	(3,031,918)	(5,318,662)
Net increase (decrease)	341,765	(77,011)	5,054,834	(1,089,543)

Beginning of period	1,378,906	1,455,917	20,044,357	21,133,900

End of period	1,720,671	1,378,906	$25,099,191	$20,044,357

	Diversified Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

Municipal Class Shares
Shares sold	66,943,235	87,897,500	$990,031,009	$1,268,014,676

Shares issued to shareholders on reinvestment of dividends and distributions	3,815,108	3,358,702	56,568,873	48,446,850

Shares redeemed	(91,640,337)	(104,108,515)	(1,355,949,661)	(1,502,120,532)

Net decrease	(20,881,994)	(12,852,313)	(309,349,779)	(185,659,006)

Beginning of period	334,939,351	347,791,664	4,666,959,058	4,852,618,064

End of period	314,057,357	334,939,351	$4,357,609,279	$4,666,959,058

Class A Shares
Shares sold	30,591,077	26,271,567	$453,380,046	$381,207,778

Shares issued to shareholders on reinvestment of dividends and distributions	820,760	624,483	12,148,110	9,027,000

Shares converted from Class B	16,239	25,024	241,744	360,915

Shares redeemed	(13,677,066)	(13,824,535)	(202,377,831)	(199,347,006)

Net increase	17,751,010	13,096,539	263,392,069	191,248,687

Beginning of period	36,552,762	23,456,223	530,518,751	339,270,064

End of period	54,303,772	36,552,762	$793,910,820	$530,518,751

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	97

Notes to Financial Statements

	Diversified Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

Class B Shares
Shares sold	13,088	9,597	$194,672	$139,354

Shares issued to shareholders on reinvestment of dividends and distributions	658	1,459	9,739	21,073

Shares converted to Class A	(16,232)	(25,018)	(241,744)	(360,915)

Shares redeemed	(17,288)	(35,773)	(256,353)	(516,737)

Net decrease	(19,774)	(49,735)	(293,686)	(717,225)

Beginning of period	55,705	105,440	1,443,818	2,161,043

End of period	35,931	55,705	$1,150,132	$1,443,818

Class C Shares
Shares sold	5,350,142	2,685,042	$79,333,850	$38,977,774

Shares issued to shareholders on reinvestment of dividends and distributions	129,045	134,887	1,910,743	1,947,538

Shares redeemed	(1,519,348)	(1,794,971)	(22,478,018)	(25,837,114)

Net increase	3,959,839	1,024,958	58,766,575	15,088,198

Beginning of period	7,599,671	6,574,713	110,271,025	95,182,827

End of period	11,559,510	7,599,671	$169,037,600	$110,271,025

	New York Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

Municipal Class Shares
Shares sold	16,794,979	24,120,107	$244,040,427	$342,084,871

Shares issued to shareholders on reinvestment of dividends and distributions	1,243,831	1,063,810	18,131,608	15,129,255

Shares redeemed	(25,458,169)	(35,764,936)	(370,064,727)	(508,606,401)

Net decrease	(7,419,359)	(10,581,019)	(107,892,692)	(151,392,275)

Beginning of period	109,596,020	120,177,039	1,498,570,101	1,649,962,376

End of period	102,176,661	109,596,020	$1,390,677,409	$1,498,570,101

98	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	New York Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

Class A Shares
Shares sold	6,796,687	5,847,871	$98,919,487	$83,308,779

Shares issued to shareholders on reinvestment of dividends and distributions	299,264	269,960	4,350,058	3,841,115

Shares converted from Class B	6,235	18,688	90,301	265,570

Shares redeemed	(3,060,555)	(4,515,408)	(44,469,771)	(63,846,661)

Net increase	4,041,631	1,621,111	58,890,075	23,568,803

Beginning of period	12,742,651	11,121,540	181,450,913	157,882,110

End of period	16,784,282	12,742,651	$240,340,988	$181,450,913

Class B Shares
Shares sold	515	3,348	$7,432	$47,958

Shares issued to shareholders on reinvestment of dividends and distributions	761	1,392	11,055	19,781

Shares converted to Class A	(6,238)	(18,701)	(90,301)	(265,570)

Shares redeemed	(6,775)	(10,752)	(98,878)	(152,371)

Net decrease	(11,737)	(24,713)	(170,692)	(350,202)

Beginning of period	52,323	77,036	1,549,222	1,899,424

End of period	40,586	52,323	$1,378,530	$1,549,222

Class C Shares
Shares sold	2,568,330	1,494,038	$37,394,245	$21,367,392

Shares issued to shareholders on reinvestment of dividends and distributions	83,829	82,994	1,218,926	1,180,797

Shares redeemed	(917,776)	(1,440,810)	(13,321,908)	(20,468,196)

Net increase	1,734,383	136,222	25,291,263	2,079,993

Beginning of period	4,481,848	4,345,626	64,362,977	62,282,984

End of period	6,216,231	4,481,848	$89,654,240	$64,362,977

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	99

Notes to Financial Statements

NOTE 7.

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

100	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class A
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 14.62	$ 14.84	$ 14.55	$ 13.96	$ 14.18

Income From Investment Operations
Net investment income†	.41	.42	.43	.44	.44
Net realized and unrealized gain (loss) on investment transactions	.29	(.07)	.33	.63	(.22)

Total from investment operations	.70	.35	.76	1.07	.22

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.41)	(.42)	(.43)	(.44)	(.44)
Distributions from net realized gain on investment transactions	– 0	–	(.15)	(.04)	(.04)	– 0	–

Total dividends and distributions	(.41)	(.57)	(.47)	(.48)	(.44)

Net asset value, end of period	$ 14.91	$ 14.62	$ 14.84	$ 14.55	$ 13.96

Total Return(a)	4.85%	2.50%	5.36%	7.82%	1.55%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$113,889	$59,978	$49,944	$41,130	$29,827
Average net assets (000 omitted)	$88,033	$49,895	$43,000	$34,945	$25,239
Ratio to average net assets of:
Expenses	.87%	.88%	.87	%(b)	.89%	.90%
Net investment income	2.76%	2.94%	2.97	%(b)	3.11%	3.10%
Portfolio turnover rate	15%	14%	33%	14%	26%

See footnote summary on page 107.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	101

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class B
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 14.62	$ 14.84	$ 14.55	$ 13.97	$ 14.18

Income From Investment Operations
Net investment income†	.31	.32	.32	.34	.34
Net realized and unrealized gain (loss) on investment transactions	.29	(.07)	.34	.62	(.21)

Total from investment operations	.60	.25	.66	.96	.13

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.31)	(.32)	(.33)	(.34)	(.34)
Distributions from net realized gain on investment transactions	– 0	–	(.15)	(.04)	(.04)	– 0	–

Total dividends and distributions	(.31)	(.47)	(.37)	(.38)	(.34)

Net asset value, end of period	$ 14.91	$ 14.62	$ 14.84	$ 14.55	$ 13.97

Total Return(a)	4.11%	1.79%	4.62%	7.00%	0.92%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$65	$160	$491	$1,873	$6,380
Average net assets (000 omitted)	$112	$305	$1,066	$4,073	$8,903
Ratio to average net assets of:
Expenses	1.59%	1.59%	1.61	%(b)	1.61%	1.60%
Net investment income	2.09%	2.23%	2.26	%(b)	2.42%	2.40%
Portfolio turnover rate	15%	14%	33%	14%	26%

See footnote summary on page 107.

102	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class C
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 14.62	$ 14.84	$ 14.55	$ 13.96	$ 14.18

Income From Investment Operations
Net investment income†	.31	.32	.33	.34	.34
Net realized and unrealized gain (loss) on investment transactions	.29	(.07)	.33	.63	(.22)

Total from investment operations	.60	.25	.66	.97	.12

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.31)	(.32)	(.33)	(.34)	(.34)
Distributions from net realized gain on investment transactions	– 0	–	(.15)	(.04)	(.04)	– 0	–

Total dividends and distributions	(.31)	(.47)	(.37)	(.38)	(.34)

Net asset value, end of period	$ 14.91	$ 14.62	$ 14.84	$ 14.55	$ 13.96

Total Return(a)	4.12%	1.79%	4.64%	7.08%	0.84%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$25,647	$20,163	$21,612	$18,717	$17,416
Average net assets (000 omitted)	$22,572	$19,880	$19,944	$18,309	$17,306
Ratio to average net assets of:
Expenses	1.58%	1.59%	1.58	%(b)	1.60%	1.60%
Net investment income	2.07%	2.23%	2.28	%(b)	2.42%	2.40%
Portfolio turnover rate	15%	14%	33%	14%	26%

See footnote summary on page 107.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	103

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class A
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 14.66	$ 14.75	$ 14.54	$ 13.81	$ 14.01

Income From Investment Operations
Net investment income†	.38	.41	.41	.44	.44
Net realized and unrealized gain (loss) on investment transactions	.27	(.01)	.24	.74	(.20)

Total from investment operations	.65	.40	.65	1.18	.24

Less dividends and distributions:
Dividends from tax-exempt net investment income	(.38)	(.42)	(.42)	(.44)	(.44)
Distributions from net realized gain on investment transactions	(.01)	(.07)	(.02)	(.01)	– 0	–

Total dividends and distributions	(.39)	(.49)	(.44)	(.45)	(.44)

Net asset value, end of period	$ 14.92	$ 14.66	$ 14.75	$ 14.54	$ 13.81

Total Return(a)	4.50%	2.79%	4.55%	8.74%	1.70%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$810,284	$535,805	$346,040	$114,769	$46,537
Average net assets (000 omitted)	$655,183	$380,510	$213,627	$72,153	$34,879
Ratio to average net assets of:
Expenses	.78%	.79%	.79	%(b)	.82%	82%
Net investment income	2.55%	2.83%	2.82	%(b)	3.11%	3.13%
Portfolio turnover rate	16%	18%	21%	12%	28%

See footnote summary on page 107.

104	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class B
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 14.66	$ 14.76	$ 14.54	$ 13.82	$ 14.01

Income From Investment Operations
Net investment income†	.27	.30	.31	.34	.34
Net realized and unrealized gain (loss) on investment transactions	.28	(.02)	.24	.73	(.19)

Total from investment operations	.55	.28	.55	1.07	.15

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.27)	(.31)	(.31)	(.34)	(.34)
Distributions from net realized gain on investment transactions	(.01)	(.07)	(.02)	(.01)	– 0	–

Total dividends and distributions	(.28)	(.38)	(.33)	(.35)	(.34)

Net asset value, end of period	$ 14.93	$ 14.66	$ 14.76	$ 14.54	$ 13.82

Total Return(a)	3.79%	1.97%	3.87%	7.91%	1.08%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$536	$817	$1,556	$3,333	$11,674
Average net assets (000 omitted)	$724	$1,032	$2,193	$7,976	$18,414
Ratio to average net assets of:
Expenses	1.53%	1.53%	1.53	%(b)	1.56%	1.53%
Net investment income	1.82%	2.12%	2.14	%(b)	2.43%	2.43%
Portfolio turnover rate	16%	18%	21%	12%	28%

See footnote summary on page 107.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	105

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class C
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 14.66	$ 14.75	$ 14.54	$ 13.81	$ 14.01

Income From Investment Operations
Net investment income†	.27	.31	.31	.34	.34
Net realized and unrealized gain (loss) on investment transactions	.28	(.02)	.24	.74	(.20)

Total from investment operations	.55	.29	.55	1.08	.14

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.28)	(.31)	(.32)	(.34)	(.34)
Distributions from net realized gain on investment transactions	(.01)	(.07)	(.02)	(.01)	– 0	–

Total dividends and distributions	(.29)	(.38)	(.34)	(.35)	(.34)

Net asset value, end of period	$ 14.92	$ 14.66	$ 14.75	$ 14.54	$ 13.81

Total Return(a)	3.77%	2.07%	3.82%	7.99%	1.00%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$172,473	$111,400	$96,996	$46,061	$32,593
Average net assets (000 omitted)	$139,330	$103,683	$65,992	$38,868	$34,110
Ratio to average net assets of:
Expenses	1.48%	1.49%	1.50	%(b)	1.53%	1.53%
Net investment income	1.85%	2.14%	2.13	%(b)	2.42%	2.43%
Portfolio turnover rate	16%	18%	21%	12%	28%

See footnote summary on page 107.

106	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class A
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 14.41	$ 14.52	$ 14.35	$ 13.60	$ 13.83

Income from investment operations
Net investment income†	.39	.41	.40	.42	.43
Net realized and unrealized gain (loss) on investment transactions	.25	(.06)	.20	.79	(.23)

Total from investment operations	.64	.35	.60	1.21	.20

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.39)	(.41)	(.40)	(.42)	(.43)
Distributions from net realized gain on investment transactions	– 0	–	(.05)	(.03)	(.04)	– 0	–

Total dividends and distributions	(.39)	(.46)	(.43)	(.46)	(.43)

Net asset value, end of period	$ 14.66	$ 14.41	$ 14.52	$ 14.35	$ 13.60

Total Return(a)	4.50%	2.50%	4.28%	9.15%	1.43%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$246,050	$183,641	$161,499	$67,472	$38,508
Average net assets (000 omitted)	$210,357	$163,702	$111,181	$47,909	$30,308
Ratio to average net assets of:
Expenses	.85%	.84%	.85	%(b)	.87%	.89%
Net investment income	2.68%	2.86%	2.78	%(b)	3.05%	3.09%
Portfolio turnover rate	14%	14%	18%	19%	24%

See footnote summary on page 107.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	107

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class B
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 14.40	$ 14.51	$ 14.35	$ 13.60	$ 13.82

Income From Investment Operations
Net investment income†	.28	.30	.30	.33	.33
Net realized and unrealized gain (loss) on investment transactions	.25	(.06)	.19	.79	(.21)

Total from investment operations	.53	.24	.49	1.12	.12

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.28)	(.30)	(.30)	(.33)	(.34)
Distributions from net realized gain on investment transactions	– 0	–	(.05)	(.03)	(.04)	– 0	–

Total dividends and distributions	(.28)	(.35)	(.33)	(.37)	(.34)

Net asset value, end of period	$ 14.65	$ 14.40	$ 14.51	$ 14.35	$ 13.60

Total Return(a)	3.73%	1.75%	3.47%	8.39%	.80%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$595	$754	$1,118	$3,426	$11,912
Average net assets (000 omitted)	$692	$920	$2,345	$8,161	$17,351
Ratio to average net assets of:
Expenses	1.60%	1.58%	1.59	%(b)	1.60%	1.60%
Net investment income	1.95%	2.13%	2.09	%(b)	2.39%	2.40%
Portfolio turnover rate	14%	14%	18%	19%	24%

See footnote summary on page 107.

108	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class C
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 14.41	$ 14.52	$ 14.35	$ 13.60	$ 13.83

Income From Investment Operations
Net investment income†	.29	.31	.30	.32	.33
Net realized and unrealized gain (loss) on investment transactions	.25	(.06)	.20	.80	(.23)

Total from investment operations	.54	.25	.50	1.12	.10

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.29)	(.31)	(.30)	(.33)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	(.05)	(.03)	(.04)	– 0	–

Total dividends and distributions	(.29)	(.36)	(.33)	(.37)	(.33)

Net asset value, end of period	$ 14.66	$ 14.41	$ 14.52	$ 14.35	$ 13.60

Total Return(a)	3.77%	1.78%	3.55%	8.39%	0.72%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$91,139	$64,599	$63,112	$30,877	$17,618
Average net assets (000 omitted)	$76,424	$61,580	$44,917	$21,250	$17,493
Ratio to average net assets of:
Expenses	1.55%	1.54%	1.55	%(b)	1.57%	1.60%
Net investment income	1.97%	2.16%	2.08	%(b)	2.34%	2.40%
Portfolio turnover rate	14%	14%	18%	19%	24%

†	Based on average shares outstanding.

(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	109

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AllianceBernstein Intermediate Municipal Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Municipal Portfolio, California Municipal Portfolio, and New York Municipal Portfolio (three of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the Intermediate Municipal Retail Class shares for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP (signed)

November 28, 2012

110	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

Thomas B. Stiles, II(1)(2), Chairman

Dianne F. Lob, President

Bart Friedman(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

Rosalie J. Wolf(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

†	For the AllianceBernstein Intermediate Municipal Portfolios, Classes A, B and C shares only.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	111

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Dianne F. Lob,** 1345 Avenue of the Americas, New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. with which she has been associated since prior to 2007. She is Chairman of Bernstein’s Private Client Investment Policy Group since 2004; Senior portfolio manager since 1999. Previously, Ms. Lob spent 22 years at J.P. Morgan, where she was a managing director and an investment banker specializing in providing mergers and acquisitions advice and debt and equity financing for large-capitalization industrial companies. During her career she held various positions in equity capital markets, international corporate finance, interest and currency swap marketing, lease advisory services and media client banking.	18	None

DISINTERESTED DIRECTORS***
Thomas B. Stiles, II, # ^ 72 (2003) Chairman of the Board	President of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	18	Cedar Lawn Corporation

112	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Bart Friedman, # 67 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2007.	18	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School Campus of Milton Academy; and Allied World Assurance Holdings

William Kristol, # 59 (1994)	Editor, The Weekly Standard since prior to 2007. He is also a Fox News Contributor.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and the Institute for the Study of War

Debra Perry, # 61 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer and Chief Credit Officer, Moody’s, from 1999 to 2001; Group Managing Director for the Finance, Securities and Insurance Rating Groups. Moody’s Corp., from 1996 to 1999. Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	Korn/Ferry International; Bank of America Funds Series Trust; Dean’s Advisory Board of Wisconsin School of Business; Committee for Economic Development; CNO Financial Group, Inc. since prior to 2007 until 2011; and MBIA Inc. since prior to 2007 until March 2008

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	113

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Donald K. Peterson, # 63 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (January 2002-September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); Chief Financial Officer, Lucent Technologies (1996-February 2000); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel from (1976-1995).	18	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; Teachers Insurance & Annuity Association of America; and Committee for Economic Development
Rosalie J. Wolf, # 71 (2000)	Managing Partner, Botanica Capital Partners LLC, and also Member of Brock Capital Group LLC. Member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer, The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust and Mobil Oil Corporation.	18	TIAA-CREFF and North European Oil Royalty Trust

*	There is no stated term of office for the Directors.

**	Ms. Lob is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

114	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Dianne F. Lob, 58	President	See biography above.

Philip L. Kirstein, 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2007.

Joseph J. Mantineo, 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	115

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OF THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	The Senior Officer’s evaluation was completed on October 4, 2012 and discussed with the Board on October 16 and 25, 2012.

2

Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

116	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

Portfolios’ Advisory Fees, Expense Reimbursements & Ratios

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%
	The Adviser is extending its 5 basis points advisory fee waiver through October 31, 2013

3	Jones v. Harris at 1427.

4	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	117

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%
	The Adviser is extending its 5 basis points advisory fee waiver through October 31, 2013

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%
	The Adviser is extending its 5 basis points advisory fee waiver through October 31, 2013

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

	First $750 million On the balance	0.450 0.400	% %

Intermediate Duration Portfolio Diversified Municipal Portfolio	First $1 billion	0.500%
	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio New York Municipal Portfolio	First $1 billion	0.500%
	Next $2 billion	0.450%
	Next $2 billion	0.400%
	On the balance	0.350%

The Portfolios’ net assets on September 30, 2012 and September 30, 2011 are set forth below:

Portfolio	09/30/12 Net Assets ($MM)	09/30/11 Net Assets ($MM)	Change ($MM)
Tax-Managed International Portfolio	$3,456.1	$3,590.7	-$134.6

International Portfolio	$1,497.0	$1,508.5	-$11.5

Emerging Markets Portfolio	$1,240.9	$1,250.0	-$9.1

U.S. Government Short Duration Portfolio	$109.3	$130.6	-$21.3

118	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	09/30/12 Net Assets ($MM)	09/30/11 Net Assets ($MM)	Change ($MM)
Short Duration Plus Portfolio	$625.3	$727.6	-$102.2

Intermediate Duration Portfolio	$4,826.1	$5,197.1	-$371.0

Short Duration California Municipal Portfolio	$99.9	$119.1	-$19.2

Short Duration Diversified Municipal Portfolio	$394.6	$418.0	-$23.4

Short Duration New York Municipal Portfolio	$133.2	$158.6	-$25.3

California Municipal Portfolio	$1,132.5	$1,113.5	$19.0

Diversified Municipal Portfolio	$5,670.5	$5,558.1	$112.4

New York Municipal Portfolio	$1,837.6	$1,830.5	$7.1

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2012 net assets:

Effective Advisory Fees based on October 2004 Fee Schedule vs. Current Fee Schedule

Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.929%	0.822%[5]	-0.107%

International Portfolio	0.967%	0.850%[5]	-0.117%

Emerging Markets Portfolio	1.226%	1.101%[5]	-0.125%

U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%

Short Duration Plus Portfolio	0.500%	0.450%	-0.050%

Intermediate Duration Portfolio	0.460%	0.441%	-0.019%

Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%

Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%

5	The estimated total expense ratio includes the 5 basis points advisory fee waiver effective through October 31, 2013.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	119

Portfolio	October 2004	Current	Difference
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%

California Municipal Portfolio	0.494%	0.494%	0.000%

Diversified Municipal Portfolio	0.459%	0.429%	-0.030%

New York Municipal Portfolio	0.477%	0.477%	-0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2012:

Portfolio	Semi-Annual Period Ending 03/31/12 Total Expense Ratio[6]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.11 2.20 3.11 3.05	% % % %

International Portfolio	Private Client Class A Class B Class C	1.16 1.90 2.70 2.64	% % % %

Emerging Markets Portfolio	Private Client	1.45%

U.S. Government Short Duration Portfolio	Private Client	0.66%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.61 0.94 1.74 1.68	% % % %

Intermediate Duration Portfolio	Private Client	0.57%

Short Duration California Municipal Portfolio	Private Client	0.66%

Short Duration Diversified Municipal Portfolio	Private Client	0.59%

Short Duration New York Municipal Portfolio	Private Client	0.64%

California Municipal Portfolio	Private Client Class A Class B Class C	0.63 0.89 1.59 1.59	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.56 0.78 1.53 1.49	% % % %

6	Annualized.

120	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	Semi-Annual Period Ending 03/31/12 Total Expense Ratio[6]
New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.85 1.60 1.56	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	121

provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 In addition to the relevant AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2012 net assets.8

Portfolio	Net Assets 09/30/12 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$3,456.1	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.408%	0.822%

International Portfolio	$1,497.0	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.419%	0.850%

Emerging Markets Portfolio	$1,240.9	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.808%	1.101%

U.S. Government Short Duration Portfolio[9]	$109.3	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.214%	0.450%

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Bank of America/Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

122	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	Net Assets 09/30/12 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration Plus Portfolio	$625.3	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.141%	0.450%

Intermediate Duration Portfolio	$4,826.1	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.441%

Short Duration California Municipal Portfolio	$99.9	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.220%	0.450%

Short Duration Diversified Municipal Portfolio	$394.6	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.159%	0.450%

Short Duration New York Municipal Portfolio	$133.2	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.203%	0.450%

California Municipal Portfolio	$1,132.5	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.494%

Diversified Municipal Portfolio	$5,670.5	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.429%

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	123

Portfolio	Net Assets 09/30/12 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
New York Municipal Portfolio	$1,837.6	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.477%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.10 The result of that comparison was discussed with the Board of Directors.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplate eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2012 net assets:

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.722%	0.822%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.850%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.101%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

10	Group peers selected by Lipper from the 2012 Lipper 15(c) Report.

124	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.476%	0.441%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.494%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.416%	0.429%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.477%

Set forth below are the advisory fee schedules of certain ABMF funds, which have a somewhat similar investment style as certain Portfolios and do not follow the NYAG categories. Also set forth below are what would have been the effective advisory fees of the Portfolios had the ABMF fee schedules been applicable to the Portfolios based on the Portfolios’ September 30, 2012 net assets:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Portfolio	International Discovery Equity Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.983%	0.850%

	International Focus 40 Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.983%	0.850%

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	125

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.990%	1.101%

Emerging Markets Portfolio	Emerging Markets Equity Portfolio	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp on the balance	1.151%	1.101%

Intermediate Duration Portfolio	Sanford C. Bernstein Fund II, Inc. (“SCB II”) - Intermediate Duration Institutional Portfolio[11]	50 bp on 1st 1 billion 45 bp on the balance	0.500%	0.500%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[12]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%
	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

11	It should be noted that SCB II’s fund expenses are capped at 0.45%.

12	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

126	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Stock Fund F / FB13,[14]	Nomura Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Equity Fund[13],[14]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2012 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1	0.75% on the first $50 million 0.60% on the next $15 million 0.50% on the next $70 million 0.40% on the balance	0.418%	0.850%

	Client #2	0.60% of average daily net assets	0.600%	0.850%

	Client #3	0.35% on the first $1 billion 0.325 % on the balance	0.342%	0.850%

Emerging Markets Portfolio	Client #4	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.478%	1.101%

Intermediate Duration Portfolio	Client #5	0.29% on first $100 million 0.20% thereafter	0.202%	0.441%

13	The ITM fund is privately placed or institutional.

14	The ITM fund is a fund of funds and charges a fee in addition to the AllianceBernstein fee.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	127

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship investment related services for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment services.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.15 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,16 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)17 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

15	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

16	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

17	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

128	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,18 and for certain Portfolios, a similar but not the same Lipper investment objective/classification. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment objective/classification and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.19

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Lipper peers.

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[20]	0.872	0.803	10/15
Pro-forma	0.822	0.803	9/15

International Portfolio[20]	0.901	0.853	15/20
Pro-forma	0.851	0.853	11/20

Emerging Markets Portfolio	1.152	1.159	9/18
Pro-forma	1.102	1.159	9/18

U.S. Government Short Duration Portfolio	0.450	0.454	7/16

Short Duration Plus Portfolio	0.450	0.450	8/17

Intermediate Duration Portfolio	0.441	0.468	6/15

Short Duration California Municipal Portfolio[20]	0.450	0.450	5/9

Short Duration Diversified Municipal Portfolio	0.450	0.450	7/13

Short Duration New York Municipal Portfolio[20]	0.450	0.450	5/9

California Municipal Portfolio[20]	0.493	0.483	8/14

18	At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

19	Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

20	Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	129

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Diversified Municipal Portfolio	0.430	0.430	8/15

New York Municipal Portfolio[20]	0.477	0.464	8/13

Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

Total expense ratios on a pro-forma basis are shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ total expense ratios.

Portfolio	Expense Ratio (%)[21]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio[22]	1.138	1.133	10/15	1.232	205/522
Pro-forma	1.088	1.133	8/15	1.232	181/522

International Portfolio[22]	1.182	1.244	8/20	1.232	233/522
Pro-forma	1.133	1.244	7/20	1.232	201/522

Emerging Markets Portfolio	1.445	1.525	7/18	1.481	104/235
Pro-forma	1.396	1.525	6/18	1.481	92/235

U.S. Government Short Duration Portfolio	0.640	0.744	4/16	0.706	19/51

Short Duration Plus Portfolio	0.598	0.724	5/17	0.635	58/140

Intermediate Duration Portfolio	0.557	0.743	2/15	0.699	98/340

Short Duration California Municipal Portfolio[22]	0.633	0.633	5/9	0.620	10/16

Short Duration Diversified Municipal Portfolio	0.616	0.602	8/13	0.593	35/57

Short Duration New York Municipal Portfolio[22]	0.614	0.614	5/9	0.620	8/16

California Municipal Portfolio[22]	0.625	0.744	4/14	0.680	37/115

Diversified Municipal Portfolio	0.556	0.602	6/15	0.635	32/97

New York Municipal Portfolio[22]	0.606	0.750	3/13	0.680	33/115

21	The total expense ratios are for the most recently completed fiscal year Private Client Class.

22	Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

130	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Based on this analysis, considering pro-forma information where possible, 10 of the 18 Portfolios have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis; 2 of the 18 Portfolios have a more favorable ranking on a contractual management fee basis than on a total expense ratio basis; 6 of the 18 Portfolios have equally favorable rankings on a contractual management fee and total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Tax-Managed International Portfolio and International Portfolio, the Adviser’s profitability, excluding administrating and servicing fees increased for the Portfolios during calendar year 2011, relative to 2010.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2011:23

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$11,785,124
International Portfolio	$5,039,884
Emerging Markets Portfolio	$4,558,406
U.S. Government Short Duration Portfolio	$149,555
Short Duration Plus Portfolio	$624,052
Intermediate Duration Portfolio	$5,261,269
Short Duration California Municipal Portfolio	$127,326
Short Duration Diversified Municipal Portfolio	$515,306
Short Duration New York Municipal Portfolio	$200,954

23	The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	131

Portfolio	Shareholder Serving Agreement Fee
California Municipal Portfolio	$1,059,794
Diversified Municipal Portfolio	$4,991,204
New York Municipal Portfolio	$1,652,024

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and for all share classes of the Portfolios, commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. As of September 30, 2012, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

Portfolio	09/30/12 Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.06%
International Portfolio	0.64%
Short Duration Plus Portfolio	12.19%
California Municipal Portfolio	12.31%
Diversified Municipal Portfolio	17.30%
New York Municipal Portfolio	18.38%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $17 million for distribution services and educational support (revenue sharing payments).

132	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2011:

Portfolio	Amount Received
Tax-Managed International Portfolio	$208
International Portfolio	$331
Short Duration Plus Portfolio	$3,509
California Municipal Portfolio	$79
Diversified Municipal Portfolio	$409
New York Municipal Portfolio	$619

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2011:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$23,738	$286
International Portfolio	$106,659	$1,473
Short Duration Plus Portfolio	$502,210	$19,154
California Municipal Portfolio	$351,531	$18,418
Diversified Municipal Portfolio	$2,188,673	$151,823
New York Municipal Portfolio	$1,116,101	$63,999

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios in the most recently completed fiscal year:24

Portfolio	ABIS Fee
Tax-Managed International Portfolio	$17,982
International Portfolio	$21,151
Short Duration Plus Portfolio	$40,107
California Municipal Portfolio	$18,000
Diversified Municipal Portfolio	$46,423
New York Municipal Portfolio	$24,769

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate,

24	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the Portfolios’ most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	133

Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the Portfolios’ most recently completed fiscal year.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,25 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

25	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

134	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli26 study on advisory fees and various fund characteristics.27 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.28 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $411 billion as of August 31, 2012, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios29 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”) 30for the periods ended July 31, 2012.31 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio
1 year	-16.02	-8.39	-11.68	4/4	206/224
3 year	0.21	7.16	4.37	4/4	181/190
5 year	-9.99	-3.56	-4.65	4/4	146/148
10 year	4.20	7.04	6.99	4/4	60/60

26	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

27	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

28	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

29	The gross performance returns are for the Private Client class shares of the Portfolios.

30	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

31	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	135

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
International Portfolio
1 year	-16.15	-12.43	-11.68	5/6	207/224
3 year	0.23	4.05	4.37	5/6	180/190
5 year	-9.83	-5.31	-4.65	6/6	144/148
10 year	4.47	6.70	6.99	4/4	59/60

Emerging Markets Portfolio
1 year	-18.66	-12.40	-14.26	18/18	309/382
3 year	4.82	8.39	7.69	17/18	208/251
5 year	-2.69	0.25	-0.67	17/17	129/163
10 year	16.91	16.91	15.71	7/13	29/95

U.S. Government Short Duration Portfolio
1 year	1.18	1.70	1.67	11/16	49/65
3 year	2.12	2.53	2.64	12/16	45/59
5 year	3.22	3.37	3.61	11/15	40/54
10 year	3.17	3.35	3.37	9/13	31/48

Short Duration Plus Portfolio
1 year	1.25	2.59	2.80	17/17	188/193
3 year	3.05	4.45	4.25	17/17	144/164
5 year	2.39	4.44	4.13	15/15	127/143
10 year	2.98	4.06	3.93	11/11	77/86

Intermediate Duration Portfolio
1 year	6.86	8.53	8.13	14/15	415/475
3 year	9.03	9.01	8.82	7/15	168/414
5 year	7.76	8.13	7.60	10/15	145/341
10 year	6.48	6.82	6.33	10/12	98/232

Short Duration California Municipal Portfolio
1 year	1.63	5.20	3.95	7/7	11/15
3 year	2.03	5.04	4.03	6/6	9/13
5 year	2.92	4.88	4.64	6/6	9/12
10 year	2.74	4.13	4.13	4/4	6/6

Short Duration Diversified Municipal Portfolio
1 year	2.28	2.36	2.36	8/13	40/73
3 year	2.30	2.64	2.64	8/11	38/55
5 year	3.09	3.33	3.33	8/11	29/45
10 year	2.88	3.02	3.16	5/7	20/30

136	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration New York Municipal Portfolio
1 year	1.89	2.46	5.08	3/3	6/6
3 year	2.05	2.26	4.45	3/3	5/5
5 year	2.94	3.35	4.90	3/3	5/5
10 year	2.83	3.13	4.04	3/3	5/5

California Municipal Portfolio
1 year	6.84	9.52	9.26	6/6	21/28
3 year	6.09	7.14	7.06	5/6	22/25
5 year	5.52	5.94	5.62	6/6	19/23
10 year	4.52	4.87	4.65	4/5	15/21

Diversified Municipal Portfolio
1 year	6.31	9.25	8.99	15/15	118/137
3 year	5.47	7.20	7.10	15/15	94/98
5 year	5.49	6.26	6.16	12/13	69/85
10 year	4.52	5.25	5.07	12/12	55/59

New York Municipal Portfolio
1 year	6.19	8.37	8.39	5/5	20/21
3 year	5.43	6.61	6.61	5/5	18/19
5 year	5.44	5.95	5.96	5/5	14/17
10 year	4.56	4.83	4.86	4/4	14/15

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)32 versus their benchmarks.33

	Periods Ending July 31, 2012 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	-16.97	-0.92	-11.00	2.99	5.00
MSCI EAFE Index[34]	-11.45	3.31	-5.61	6.36	5.31
Inception Date: June 22,1992

International Portfolio	-17.14	-0.94	-10.89	3.21	1.47
MSCI EAFE Index	-11.45	3.31	-5.61	6.36	2.19
Inception Date: April 30, 1999

32	The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

33	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2012.

34	Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	137

	Periods Ending July 31, 2012 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Emerging Markets Portfolio	-19.83	3.32	-4.10	15.10	7.54
MSCI Emerging Markets Index	-13.93	6.63	-0.73	15.21	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	0.53	1.47	2.54	2.43	4.67
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.76	1.64	3.14	2.92	N/A
Inception Date: January 3, 1989

Short Duration Plus Portfolio	0.64	2.43	1.76	2.31	4.76
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.76	1.64	3.14	2.92	N/A
Inception Date: December 12, 1988

Intermediate Duration Portfolio	6.26	8.45	7.16	5.87	6.86
Barclays Capital U.S. Aggregate Bond Index	7.25	6.85	6.91	5.65	7.27
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	0.98	1.38	2.24	2.00	2.86
Barclays Capital 1 Year Municipal Bond Index[34]	0.99	1.50	2.75	2.45	3.47
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	1.65	1.67	2.45	2.21	3.11
Barclays Capital 1 Year Municipal Bond Index[34]	0.99	1.50	2.75	2.45	3.47
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	1.26	1.42	2.30	2.13	2.94
Barclays Capital 1 Year Municipal Bond Index[34]	0.99	1.50	2.75	2.45	3.47
Inception Date: October 3, 1994

California Municipal Portfolio	6.18	5.42	4.87	3.86	4.95
Barclays Capital 5 Year GO Municipal Index[34]	4.60	4.80	5.80	4.50	5.59
Inception Date: August 6, 1990

Diversified Municipal Portfolio	5.72	4.88	4.90	3.92	5.15
Barclays Capital 5 Year GO Municipal Index[34]	4.60	4.80	5.80	4.50	5.67
Inception Date: January 9, 1989

New York Municipal Portfolio	5.55	4.80	4.80	3.92	5.17
Barclays Capital 5 Year GO Municipal Index[34]	4.60	4.80	5.80	4.50	5.67
Inception Date: January 9, 1989

138	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to the Equity Portfolios, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 12, 2012

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	139

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

140	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IM-0151-0912

SANFORD C. BERNSTEIN FUND, INC.

Overlay Portfolios

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2012

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •   May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 20, 2012

On the following pages, you will find the 2012 Annual Report for the Overlay Portfolios* (the “Portfolios”) of the Sanford C. Bernstein Fund, Inc. The Annual Report covers the 12-month period ended September 30, 2012 and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolios’ holdings as of the period end.

Global capital markets in general remained volatile, reflecting the ongoing European debt crisis, the uncertain fiscal and tax situation in the U.S. and challenges to global economic growth during the 12-month period ending September 30, 2012. On the other hand, economic data in the U.S. remained mixed, and bold and aggressive monetary actions by central banks, especially in the U.S. and Europe, continued to boost liquidity in the markets. The European Central Bank’s (“ECB”) Long-Term Refinancing Operations (“LTRO”) provided liquidity to regional banks early in the period, reducing the risk of a European banking crisis. This was followed by the plan announced by the ECB in September 2012 to purchase sovereign bonds to alleviate interest-rate pressures, especially for Spain and Italy. Also during the period, the U.S. Federal Reserve launched its third quantitative-easing program and reaffirmed the continuation of low interest rates until mid-2015. This monetary stimulus has provided support to the global economy, which is growing at a modest to moderate pace. For the most part, equity markets generated attractive returns during the annual period, as consumer confidence and other macro indicators turned more positive, even as earnings growth slowed. Many fixed-income markets, including the municipal market, posted positive absolute returns for the annual period, driven by lower interest rates. Today’s low level of rates suggests that they may be poised to rise, which would negatively affect bond values.

Despite recent equity and fixed-income market gains, in our view, there continue to be widespread opportunities available. While investor sentiment is likely to remain volatile in the near term, we believe that risk aversion and the focus on macro issues will continue to drive investment opportunities across geographies and styles. Our commitment to all our portfolios remains firm, as we use our research to identify the most attractive investment opportunities.

Should you have any questions about your investments in the Portfolios, please contact your Financial Advisor, call 212.756.4097 or visit www.bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Dianne F. Lob

President

Sanford C. Bernstein Fund, Inc.

*	This performance discussion is intended as a general market commentary and does not pertain specifically to the performance of the Portfolios.

Please note that information for the International, Tax-Managed International, Emerging Markets, New York Municipal, California Municipal, Diversified Municipal, Short Duration New York Municipal, Short Duration Diversified Municipal, Short Duration California Municipal, U.S. Government Short Duration, Short Duration Plus and Intermediate Duration Portfolios of Sanford C. Bernstein Fund, Inc. may be found in a separate report.

The Portfolios are intended to be used as part of a broader investment program administered directly by Sanford C. Bernstein & Co. LLC (“Bernstein”). The performance and objectives of the Portfolios should be evaluated only in the context of a Private Client’s complete investment program. Private Clients have discretionary investment accounts with the Bernstein Global Wealth Management Unit of the Adviser. The Portfolios are NOT designed to be used as a stand-alone investment.

Investment Objectives and Policies

The investment objective of the Overlay A and Tax-Aware Overlay A Portfolios is to moderate the volatility of an equity-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Bernstein. The investment objective of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios is to moderate the volatility of a fixed-income-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Bernstein.

The Portfolios may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate related securities, below-investment grade securities (“high yield”), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolios, AllianceBernstein L.P. (the “Adviser”) will seek to moderate the volatility of

Portfolio Manager Commentary continued on next page

2012 Annual Report	1

Portfolio Manager Commentary (continued)

diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities, in the case of the Overlay A and Tax-Aware Overlay A Portfolios, and a significant allocation to taxable or municipal fixed-income securities in the case of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

The Adviser will alter asset class exposures as market and economic conditions change. The Adviser will employ risk/return tools and fundamental research insights to determine how to adjust the Portfolios’ exposures to various asset classes. These dynamic adjustments to the Portfolios’ asset class exposures will be implemented principally through the use of derivatives. The Portfolios’ use of derivatives to alter investment exposure of an investor’s Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolios.

The Adviser also may use exchange traded funds (“ETFs”), exchange traded notes, structured investments and commodity linked notes in seeking to carry out the Portfolios’ investment strategies. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios.

The Overlay A and Overlay B Portfolios are managed without regard to potential tax consequences to the shareholder.

The Tax-Aware Overlay A and Tax-Aware Overlay B Portfolios seek to minimize the impact of federal income taxes on shareholders’ returns over time. The Tax-Aware Overlay C Portfolio seeks to minimize the impact of federal and state income taxes on shareholders’ returns over time for California residents. The Tax-Aware Overlay N Portfolio seeks to minimize the impact of federal, state and local income taxes on shareholders’ returns over time for New York residents. In the case of the Tax-Aware Portfolios, the Adviser will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolios.

Investment Results

Class 1 shares of all the Portfolios delivered positive absolute performance over the 12-month period ended September 30, 2012, given positive bond and equity returns. All Portfolios underperformed their composite benchmarks over the 12-month period.

Over the six-month period, Class 1 shares of the Portfolios delivered negative absolute performance, due to negative equity returns early in the period. All Portfolios underperformed their composite benchmarks for the six-month period. Overall asset allocation and security selection in the equity components detracted from performance over both periods.

The Portfolios are not designed to be used as stand-alone investments. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. Over both the six- and 12-month periods, the Portfolios achieved their objective of lowering volatility of the Private Client’s overall asset allocation portfolios. However, the Portfolios’ performance was negatively impacted due to an underweight in equities from October 2011 through February 2012, and again from June 2012 through September 2012. During both periods, the portfolio management team chose to underweight equities and certain currencies to protect the Portfolios from risks emanating from the growing sovereign debt crisis in Europe and a potential slowdown in economic growth. These changes were largely implemented through the use of stock index and bond futures, currency forwards and swaps.

The Portfolios used derivatives during both the six- and 12-month periods. Total return swaps were used in all Portfolios for hedging and investment purposes; and this detracted from returns for the six-month period, for all Portfolios; for the 12-month period, it detracted from performance for Overlay A, Tax-Aware Overlay A and Overlay B, and added to performance for Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N. Futures were used in all Portfolios for hedging and investment purposes, and this detracted from returns for the six-month period for all Portfolios; for the 12-month period, it detracted from performance for Overlay A and Tax-Aware Overlay A, and added to performance for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N. Currency forwards were used in all Portfolios for hedging and investment purposes, and this added to returns for the six-month period; for the 12-month period, it added to performance for all Portfolios except Overlay B. Purchased and written options were used for hedging and investment purposes; purchased options detracted from all Portfolios for both periods, while written options added to returns for both periods.

2	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosure

None of the following indices or averages reflect fees and expenses associated with the active management of a mutual fund portfolio. The Standard & Poor’s (“S&P”) 500® Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. The Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI Emerging Markets (“EM”) Index (free float–adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The MSCI EAFE Index and the MSCI EM Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The Financial Times Stock Exchange® (“FTSE”) European Public Real Estate Association/National Association of Real Estate Investment Trusts (“EPRA/NAREIT”) Developed Real Estate (“RE”) Index is a free-float adjusted index designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. The Barclays Capital (“BC”) Global Aggregate Bond Index (U.S. dollar hedged) represents the performance of the global investment-grade developed fixed income markets. The BC U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. The BC 5-Year General Obligation (“GO”) Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The BC 1–10 Year Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds.

The composite benchmark for a Portfolio is a customized benchmark and uses index returns to represent performance of the asset classes. The Composite Benchmark for Overlay A is 51.8% S&P 500, 18.5% MSCI EAFE, 3.7% MSCI EM, 12% FTSE EPRA/NAREIT Developed RE, 14% BC U.S. Aggregate Bond. The Composite Benchmark for Tax-Aware Overlay A is 56% S&P 500, 20% MSCI EAFE, 4% MSCI EM, 20% BC 1–10 Year Municipal Bond. The Composite Benchmark for Overlay B is 19.95% S&P 500, 7.125% MSCI EAFE, 1.425% MSCI EM, 3% FTSE EPRA/NAREIT Developed RE, 68.5% BC U.S. Aggregate Bond. The Composite Benchmark for Tax-Aware Overlays B, C and N is 21% S&P 500, 7.5% MSCI EAFE, 1.5% MSCI EM, 70% BC 1–10 Year Municipal Bond. The S&P 500 Index, MSCI EAFE Index and MSCI EM Index represent the allocation to global stocks, the FTSE EPRA/ NAREIT Developed RE Index represents the allocation to real estate, the BC 1–10 Year Municipal Bond Index, the BC 5-Year GO Municipal Bond Index and the BC U.S. Aggregate Bond Index represent the allocation to bonds.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Overlay Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. Changes in value of the Portfolios may be particularly pronounced because the Portfolios are managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods. The value of the Portfolios’ securities will fluctuate as the stock or bond market fluctuates. Equity and debt markets around the world have experienced unprecedented volatility, including notably the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many

Disclosures & Risks continued on next page

2012 Annual Report	3

Disclosures and Risks (continued)

investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Management Risk: The Portfolios are subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. The Portfolios do not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value (“NAV”) when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk: The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make it more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid investments at an advantageous price. Illiquid securities may also be difficult to value.

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social instability.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolios’ investments to decline.

Disclosures & Risks continued on next page

4	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Mortgage-Related Securities Risk: In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

ETF Risk: ETFs are investment companies. When the Portfolios invest in an ETF, the Portfolios bear their share of the ETF’s expenses and run the risk that the ETF may not achieve its investment objective.

Overlay A and Overlay B Portfolios Only

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Tax-Aware Overlay A, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

These risks are fully discussed in the Portfolios’ prospectus.

Disclosures & Risks continued on next page

2012 Annual Report	5

Disclosures and Risks (continued)

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted.

The performance shown on page 7 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.bernstein.com or by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

6	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Overlay Portfolios vs. Their Benchmarks

THROUGH SEPTEMBER 30, 2012	CLASS	INCEPTION DATE	PAST 6 MONTHS		PAST 12 MONTHS		SINCE INCEPTION
Overlay A Portfolio	1 2	2/8/2010	-4.69 -4.68	% %	4.08 4.26	% %	5.77 5.96	% %
Composite Benchmark			3.23%		21.91%		11.96%
S&P 500 Index			3.43%		30.20%		14.82%
Tax-Aware Overlay A Portfolio	1	2/8/2010	-6.04%		2.38%		4.18%
Return after taxes on Distributions*			-6.04%		1.77%		3.87%
Return after taxes on Distributions and sale of shares*			-3.93%		2.33%		3.56%
	2		-6.03%		2.57%		4.39%
Return after taxes on Distributions*			-6.03%		1.93%		4.07%
Return after taxes on Distributions and sale of shares*			-3.92%		2.49%		3.74%
Composite Benchmark			2.36%		21.28%		10.77%
S&P 500 Index			3.43%		30.20%		14.82%
Overlay B Portfolio	1 2	2/8/2010	-0.09 0.00	% %	5.39 5.53	% %	6.18 6.31	% %
Composite Benchmark			3.51%		11.31%		8.56%
BC Global Aggregate Bond Index (USD Hedged)			3.53%		5.69%		5.19%
Tax-Aware Overlay B Portfolio	1	2/8/2010	-0.72%		5.60%		5.46%
Return after taxes on Distributions*			-0.72%		5.52%		5.15%
Return after taxes on Distributions and sale of shares*			-0.47%		3.98%		4.60%
	2		-0.63%		5.73%		5.62%
Return after taxes on Distributions*			-0.63%		5.65%		5.30%
Return after taxes on Distributions and sale of shares*			-0.41%		4.11%		4.75%
Composite Benchmark			2.65%		11.15%		7.30%
BC 5-Year GO Municipal Index			2.51%		4.27%		4.43%
Tax-Aware Overlay C Portfolio	1	2/8/2010	-0.81%		5.67%		5.45%
Return after taxes on Distributions*			-0.81%		5.59%		5.08%
Return after taxes on Distributions and sale of shares*			-0.53%		3.98%		4.55%
	2		-0.72%		5.81%		5.57%
Return after taxes on Distributions*			-0.72%		5.73%		5.20%
Return after taxes on Distributions and sale of shares*			-0.47%		4.12%		4.66%
Composite Benchmark			2.65%		11.15%		7.30%
BC 5-Year GO Municipal Index			2.51%		4.27%		4.43%
Tax-Aware Overlay N Portfolio	1	2/8/2010	-0.82%		5.37%		5.25%
Return after taxes on Distributions*			-0.82%		5.29%		4.86%
Return after taxes on Distributions and sale of shares*			-0.53%		3.80%		4.37%
	2		-0.82%		5.50%		5.41%
Return after taxes on Distributions*			-0.82%		5.41%		5.01%
Return after taxes on Distributions and sale of shares*			-0.53%		3.93%		4.51%
Composite Benchmark			2.65%		11.15%		7.30%
BC 5-Year GO Municipal Index			2.51%		4.27%		4.43%

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 1.17% and 0.97% for Overlay A; 1.14% and 0.95% for Tax-Aware Overlay A; 0.87% and 0.73% for Overlay B; 0.86% and 0.71% for Tax-Aware Overlay B; 0.89% and 0.74% for Tax-Aware Overlay C; and 0.91% and 0.76% for Tax-Aware Overlay N, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the annual operating expense ratios for Class 1 and Class 2 shares for Tax-Aware Overlay N to 0.90% and 0.75%. These waivers/reimbursements extend through January 13, 2013, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

The Bernstein Portfolios do not have sales charges. Total Returns (NAV returns) and Average Annual Returns (SEC returns) are therefore the same.

The Composite Benchmark for Overlay A is 51.8% S&P 500, MSCI EAFE 18.5%, MSCI EM 3.7%, 12% FTSE EPRA/NAREIT Developed RE, 14% BC U.S. Aggregate Bond. The Composite Benchmark for Tax Aware Overlay A is 56% S&P 500, 20% MSCI EAFE, 4% MSCI EM, 20% BC 1-10 Year Municipal. The Composite Benchmark for Overlay B is 19.95% S&P 500, 7.125% MSCI EAFE, 1.425% MSCI EM, 3% FTSE EPRA/NAREIT Developed RE, 68.5% BC U.S. Aggregate Bond. The Composite Benchmark for Tax Aware Overlay B, C, N is 21% S&P 500, 7.5% MSCI EAFE, 1.5% MSCI EM, 70% BC 1-10 Year Municipal.

*	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note about Historical Performance on pages 3–6.

(Historical Performance continued on next page)

2012 Annual Report	7

Historical Performance (continued from previous page)

Overlay A Class 1 Shares	Tax-Aware Overlay B Class 1 Shares
Growth of $25,000	Growth of $25,000

Tax-Aware Overlay A Class 1 Shares	Tax-Aware Overlay C Class 1 Shares
Growth of $25,000	Growth of $25,000

Overlay B Class 1 Shares	Tax-Aware Overlay N Class 1 Shares
Growth of $25,000	Growth of $25,000

The Composite Benchmark for Overlay A is 51.8% S&P 500, MSCI EAFE 18.5%, MSCI EM 3.7%, 12% FTSE EPRA/NAREIT Developed RE, 14% BC U.S. Aggregate Bond. The Composite Benchmark for Tax Aware Overlay A is 56% S&P 500, 20% MSCI EAFE, 4% MSCI EM, 20% BC 1-10 Year Municipal. The Composite Benchmark for Overlay B is 19.95% S&P 500, 7.125% MSCI EAFE, 1.425% MSCI EM, 3% FTSE EPRA/NAREIT Developed RE, 68.5% BC U.S. Aggregate Bond. The Composite Benchmark for Tax Aware Overlay B, C, N is 21% S&P 500, 7.5% MSCI EAFE, 1.5% MSCI EM, 70% BC 1-10 Year Municipal.

Each chart shows the growth of $25,000 since inception to the period ended September 30, 2012.

See Disclosures, Risks and Note about Historical Performance on pages 3–6.

8	Sanford C. Bernstein Fund, Inc.

Fund Expenses—September 30, 2012 (Unaudited)

Fund Expenses—As a shareholder of the Fund, you incur various ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2012	ENDING ACCOUNT VALUE SEPTEMBER 30, 2012	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Overlay A
Class 1
Actual	$1,000	$953.10	$5.71	1.17%
Hypothetical**	$1,000	$1,019.15	$5.91	1.17%
Class 2
Actual	$1,000	$953.20	$4.74	0.97%
Hypothetical**	$1,000	$1,020.15	$4.90	0.97%

Tax-Aware Overlay A
Class 1
Actual	$1,000	$939.60	$5.53	1.14%
Hypothetical**	$1,000	$1,019.30	$5.76	1.14%
Class 2
Actual	$1,000	$939.70	$4.56	0.94%
Hypothetical**	$1,000	$1,020.30	$4.75	0.94%

Overlay B
Class 1
Actual	$1,000	$999.10	$4.35	0.87%
Hypothetical**	$1,000	$1,020.65	$4.39	0.87%
Class 2
Actual	$1,000	$1,000.00	$3.65	0.73%
Hypothetical**	$1,000	$1,021.35	$3.69	0.73%

Tax-Aware Overlay B
Class 1
Actual	$1,000	$992.80	$4.18	0.84%
Hypothetical**	$1,000	$1,020.80	$4.24	0.84%
Class 2
Actual	$1,000	$993.70	$3.44	0.69%
Hypothetical**	$1,000	$1,021.55	$3.49	0.69%

Tax-Aware Overlay C
Class 1
Actual	$1,000	$991.90	$4.43	0.89%
Hypothetical**	$1,000	$1,020.55	$4.50	0.89%
Class 2
Actual	$1,000	$992.80	$3.69	0.74%
Hypothetical**	$1,000	$1,021.30	$3.74	0.74%

Tax-Aware Overlay N
Class 1
Actual	$1,000	$991.80	$4.48	0.90%
Hypothetical**	$1,000	$1,020.50	$4.55	0.90%
Class 2
Actual	$1,000	$991.80	$3.73	0.75%
Hypothetical**	$1,000	$1,021.25	$3.79	0.75%

*	Expenses are equal to the Classes’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period), respectively.
**	Assumes 5% return before expenses.

2012 Annual Report	9

Portfolio Summary—September 30, 2012 (Unaudited)

PORTFOLIO BREAKDOWN*	OVERLAY A PORTFOLIO	TAX AWARE OVERLAY A PORTFOLIO
Global Equity
US	56.2%	58.7%
Developed International & Emerging Markets	24.7%	25.8%
Global Real Estate	3.3%	0.0%
Sub-total	84.2%	84.5%

Global Bond
US	0.9%	15.5%
Developed International	14.9%	0.0%
Sub-total	15.8%	15.5%
Total	100.0%	100.0%

PORTFOLIO BREAKDOWN*	OVERLAY B PORTFOLIO	TAX AWARE OVERLAY B PORTFOLIO
Global Equity
US	22.6%	23.9%
Developed International & Emerging Markets	10.0%	10.6%
Global Real Estate	1.1%	0.0%
Sub-total	33.7%	34.5%

Global Bond
US	3.9%	65.5%
Developed International	62.4%	0.0%
Sub-total	66.3%	65.5%
Total	100.0%	100.0%

PORTFOLIO BREAKDOWN*	TAX AWARE OVERLAY C PORTFOLIO	TAX AWARE OVERLAY N PORTFOLIO
Global Equity
US	24.0%	24.0%
Developed International & Emerging Markets	10.6%	10.6%
Sub-total	34.6%	34.6%

Global Bond
US	65.4%	65.4%
Total	100.0%	100.0%

*	All data are as of September 30, 2012. The Portfolio breakdown is expressed as an approximate percentage of the Portfolio’s total long-term investments net of derivative exposure, based on the Adviser’s internal classification guidelines.

10	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay A Portfolio

September 30, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS–68.2%
Information Technology–10.3%
Communications Equipment–0.8%
Ciena Corp.(a)	11,910	$161,976
Cisco Systems, Inc.	370,600	7,074,754
F5 Networks, Inc.(a)	39,000	4,083,300
Harris Corp.	5,505	281,966

		11,601,996

Computers & Peripherals–2.4%
Apple, Inc.	37,800	25,222,428
Fujitsu Ltd.	233,000	874,734
Hewlett-Packard Co.(b)	529,400	9,031,564
Lite-On Technology Corp.	117,361	151,163
Wistron Corp.	287,544	344,301

		35,624,190

Electronic Equipment & Instruments & Components–0.3%
Anixter International, Inc.	1,620	93,085
Arrow Electronics, Inc.(a)	5,440	183,382
AU Optronics Corp.(a)	1,817,000	649,742
AU Optronics Corp. (Sponsored ADR)(a)	34,090	118,633
Avnet, Inc.(a)	6,140	178,613
Cirrus Logic, Inc.(a)	1,140	43,765
Flextronics International Ltd.(a)	21,620	129,720
Hon Hai Precision Industry Co., Ltd.	140,000	438,346
Ingram Micro, Inc.–Class A(a)	8,000	121,840
Insight Enterprises, Inc.(a)	10,660	186,337
LG Display Co., Ltd. (ADR)(a)	138,650	1,742,831
TTM Technologies, Inc.(a)	17,490	164,931
Vishay Intertechnology, Inc.(a)	18,700	183,821

		4,235,046

Internet Software & Services–1.3%
Baidu, Inc. (Sponsored ADR)(a)	19,200	2,242,944
Bazaarvoice, Inc.(a)	9,873	149,576
CoStar Group, Inc.(a)	3,160	257,666
eBay, Inc.(a)	60,200	2,914,282
Google, Inc.–Class A(a)	15,300	11,543,850
MercadoLibre, Inc.	3,070	253,428
Telecity Group PLC	137,707	1,994,132

		19,355,878

IT Services–2.0%
Alliance Data Systems Corp.(a)	1,280	181,696
Amdocs Ltd.	6,550	216,084
Cognizant Technology Solutions Corp. –Class A(a)	104,000	7,271,680
Convergys Corp.	10,110	158,424
Fidelity National Information Services, Inc.	92,500	2,887,850
International Business Machines Corp.	52,600	10,911,870
Visa, Inc.–Class A	52,300	7,022,844

		28,650,448

Company	Shares	U.S. $ Value

Office Electronics–0.0%
Konica Minolta Holdings, Inc.	54,500	$419,251

Semiconductors & Semiconductor Equipment–1.2%
Advanced Semiconductor Engineering, Inc.	1,143,962	875,350
Amkor Technology, Inc.(a)	18,170	79,948
Applied Materials, Inc.	477,770	5,334,302
Entegris, Inc.(a)	20,260	164,714
Fairchild Semiconductor International, Inc.(a)	12,060	158,227
GCL-Poly Energy Holdings Ltd.	2,886,200	438,516
Lam Research Corp.(a)	5,320	169,096
Mellanox Technologies Ltd.(a)	1,440	146,203
Micron Technology, Inc.(a)	478,463	2,863,601
MKS Instruments, Inc.	5,580	142,234
Samsung Electronics Co., Ltd. (GDR)(c)	11,100	3,920,555
Samsung Electronics Co., Ltd. (GDR) (London)(c)	2,010	1,212,335
Skyworks Solutions, Inc.(a)	6,890	162,363
Sumco Corp.(a)	36,200	243,697
Teradyne, Inc.(a)	12,840	182,585
Tokyo Electron Ltd.	14,500	617,700
Veeco Instruments, Inc.(a)	6,000	180,120

		16,891,546

Software–2.3%
ANSYS, Inc.(a)	66,290	4,865,686
Aspen Technology, Inc.(a)	9,250	239,113
BMC Software, Inc.(a)	50,600	2,099,394
Cadence Design Systems, Inc.(a)	22,930	294,995
Citrix Systems, Inc.(a)	85,000	6,508,450
Fortinet, Inc.(a)	7,410	178,877
Intuit, Inc.	93,400	5,499,392
MICROS Systems, Inc.(a)	3,470	170,446
Microsoft Corp.	235,300	7,007,234
Nintendo Co., Ltd.	3,300	419,176
SolarWinds, Inc.(a)	4,260	237,452
TIBCO Software, Inc.(a)	178,430	5,393,939

		32,914,154

		149,692,509

Consumer Discretionary–9.8%
Auto Components–0.3%
Cie Generale des Etablissements Michelin–Class B	15,560	1,218,374
Dana Holding Corp.	8,730	107,379
GKN PLC	215,710	750,026
Lear Corp.	5,390	203,688
Magna International, Inc. (Toronto)–Class A	18,650	806,440
TRW Automotive Holdings Corp.(a)	3,690	161,290
Valeo SA	16,100	744,247

		3,991,444

Automobiles–1.0%
Bayerische Motoren Werke AG	6,720	492,775
Dongfeng Motor Group Co., Ltd.–Class H	454,000	526,400
General Motors Co.(a)	241,430	5,492,533

2012 Annual Report	11

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Harley-Davidson, Inc.	81,300	$3,444,681
Honda Motor Co., Ltd.	32,300	998,242
Mazda Motor Corp.(a)	577,000	673,458
Nissan Motor Co., Ltd.	163,000	1,387,244
Renault SA	15,460	724,395
Volkswagen AG (Preference Shares)	7,470	1,365,854

		15,105,582

Distributors–0.2%
Imperial Holdings Ltd.	15,460	347,817
Li & Fung Ltd.	1,788,000	2,757,192
LKQ Corp.(a)	14,400	266,400

		3,371,409

Diversified Consumer Services–0.3%
Anhanguera Educacional Participacoes SA	65,400	1,087,177
Apollo Group, Inc.–Class A(a)	60,500	1,757,525
Estacio Participacoes SA	68,900	1,155,556

		4,000,258

Hotels, Restaurants & Leisure–2.0%
Ajisen China Holdings Ltd.	1,105,000	729,267
Chipotle Mexican Grill, Inc.–Class A(a)	16,300	5,175,902
Las Vegas Sands Corp.	68,200	3,162,434
McDonald’s Corp.	55,800	5,119,650
MGM Resorts International(a)	550,865	5,921,799
Panera Bread Co.–Class A(a)	1,800	307,602
Royal Caribbean Cruises Ltd.	7,020	212,074
Sands China Ltd.	775,600	2,866,600
Sodexo	13,220	995,363
Starbucks Corp.	100,000	5,075,000

		29,565,691

Household Durables–0.4%
Meritage Homes Corp.(a)	4,300	163,529
MRV Engenharia e Participacoes SA	225,100	1,346,880
Newell Rubbermaid, Inc.	11,750	224,308
NVR, Inc.(a)	220	185,790
PulteGroup Inc(a)	198,050	3,069,775
Sony Corp.	28,600	334,425
Taylor Wimpey PLC	432,370	379,675

		5,704,382

Internet & Catalog Retail–0.4%
priceline.com, Inc.(a)	8,100	5,011,713

Media–2.2%
Comcast Corp.–Class A	127,800	4,571,406
Fairfax Media Ltd.	198,500	84,968
Focus Media Holding Ltd. (ADR)	62,540	1,463,436
Gannett Co., Inc.	11,690	207,497
National CineMedia, Inc.	12,850	210,354
Pandora Media, Inc.(a)	16,850	184,508
Time Warner Cable, Inc.–Class A(b)	56,100	5,332,866
Time Warner, Inc.	119,000	5,394,270
Viacom, Inc.–Class B	99,405	5,327,114
Walt Disney Co. (The)(b)	180,900	9,457,452

		32,233,871

Multiline Retail–0.6%
Canadian Tire Corp. Ltd.	7,740	$557,097
Dollar Tree, Inc.(a)	4,240	204,686
Golden Eagle Retail Group Ltd.	773,000	1,508,611
Macy’s, Inc.	177,800	6,688,836

		8,959,230

Specialty Retail–1.9%
ANN, Inc.(a)	5,300	199,969
AutoZone, Inc.(a)	7,900	2,920,393
Belle International Holdings Ltd.	947,000	1,706,491
CarMax, Inc.(a)	5,630	159,329
Childrens Place Retail Stores, Inc. (The)(a)	3,380	202,800
Dick’s Sporting Goods, Inc.	5,690	295,026
Express, Inc.(a)	9,460	140,197
Five Below, Inc.(a)	1,647	64,365
Francesca’s Holdings Corp.(a)	7,760	238,465
GameStop Corp.	5,330	111,930
Home Depot, Inc. (The)	114,400	6,906,328
Indomobil Sukses Internasional TBK PT	336,000	199,308
L’Occitane International SA	9,750	25,706
Men’s Wearhouse, Inc. (The)	5,110	175,937
Mr. Price Group Ltd.	51,210	775,195
Nitori Holdings Co., Ltd.	10,750	997,751
O’Reilly Automotive, Inc.(a)	29,600	2,475,152
Office Depot, Inc.(a)	45,350	116,096
Select Comfort Corp.(a)	8,258	260,540
TJX Cos., Inc.	138,500	6,203,415
Tractor Supply Co.	2,130	210,636
Ulta Salon Cosmetics & Fragrance, Inc.	2,940	283,137
Vitamin Shoppe, Inc.(a)	4,280	249,610
Yamada Denki Co., Ltd.	59,130	2,593,863

		27,511,639

Textiles, Apparel & Luxury Goods–0.5%
Burberry Group PLC	6,730	108,972
Cie Financiere Richemont SA	16,920	1,015,931
Coach, Inc.	81,300	4,554,426
Jones Group, Inc. (The)	14,230	183,140
LVMH Moet Hennessy Louis Vuitton SA	1,600	240,189
Trinity Ltd.	1,022,000	680,761
Tumi Holdings, Inc.(a)	6,350	149,479

		6,932,898

		142,388,117

Financials–8.2%
Capital Markets–0.5%
Affiliated Managers Group, Inc.(a)	2,160	265,680
Credit Suisse Group AG(a)	53,060	1,121,913
Deutsche Bank AG (REG)	24,540	972,015
Lazard Ltd.–Class A	5,920	173,042
Legg Mason, Inc.	8,340	205,831
Macquarie Group Ltd.	52,780	1,547,649
Stifel Financial Corp.(a)	7,590	255,024
UBS AG(a)	202,831	2,469,825

		7,010,979

12	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Commercial Banks–4.0%
Associated Banc-Corp	13,950	$183,722
Banco Bilbao Vizcaya Argentaria SA	157,969	1,242,878
Banco do Brasil SA	161,700	1,978,128
Banco do Estado do Rio Grande do Sul SA (Preference Shares)	31,000	263,628
Banco Santander Brasil SA/Brazil (ADR)	195,176	1,438,447
Banco Santander SA(a)	179,475	1,339,673
Bank of Montreal	13,620	804,925
BB&T Corp.	134,400	4,456,704
BNP Paribas SA	23,646	1,121,082
CapitalSource, Inc.	33,580	254,536
China Construction Bank Corp.–Class H	426,000	293,808
CIT Group, Inc.(a)	200,600	7,901,634
Comerica, Inc.	6,860	213,003
First Niagara Financial Group, Inc.	25,260	204,353
HSBC Holdings PLC	414,784	3,853,239
Huntington Bancshares, Inc./OH	33,240	229,356
Iberiabank Corp.	4,120	188,696
Intesa Sanpaolo SpA	651,790	993,878
Itau Unibanco Holding SA (ADR)	58,150	888,532
KB Financial Group, Inc. (ADR)	39,600	1,397,484
Komercni Banka AS	1,200	238,206
Lloyds Banking Group PLC(a)	1,299,460	818,212
Mitsubishi UFJ Financial Group, Inc.	291,100	1,362,218
National Australia Bank Ltd.	53,900	1,417,129
National Bank of Canada	7,400	560,024
Popular, Inc.(a)	7,450	129,854
Sberbank of Russia (Sponsored ADR)	116,279	1,354,650
Signature Bank/New York NY(a)	3,810	255,575
Societe Generale SA(a)	41,651	1,180,303
Sumitomo Mitsui Financial Group, Inc.	33,800	1,053,147
Susquehanna Bancshares, Inc.	15,270	159,724
SVB Financial Group(a)	2,350	142,081
Turkiye Vakiflar Bankasi Tao–Class D	349,700	756,003
US Bancorp	216,900	7,439,670
Webster Financial Corp.	4,770	113,049
Wells Fargo & Co.	352,800	12,182,184
Westpac Banking Corp.	4,853	124,435
Zions Bancorporation	11,140	230,097

		58,764,267

Consumer Finance–0.2%
American Express Co.	35,100	1,995,786

Diversified Financial Services–1.5%
Citigroup, Inc.	346,300	11,330,936
IG Group Holdings PLC	171,139	1,234,442
ING Groep NV(a)	173,600	1,374,946
IntercontinentalExchange, Inc.(a)	38,900	5,189,649
JPMorgan Chase & Co.(b)	45,400	1,837,792
ORIX Corp.	6,700	671,069

		21,638,834

Insurance–1.5%
Admiral Group PLC	137,940	2,350,897
Aegon NV	139,356	724,482
AIA Group Ltd.	887,800	3,272,606

Allianz SE	6,720	$801,450
Amtrust Financial Services, Inc.	520	13,322
Aspen Insurance Holdings Ltd.	7,590	231,419
Aviva PLC	102,120	527,690
Berkshire Hathaway, Inc.(a)	46,100	4,066,020
Fidelity National Financial, Inc.–Class A	154,390	3,302,402
Lancashire Holdings Ltd.	137,178	1,827,534
Platinum Underwriters Holdings Ltd.	5,380	219,881
Prudential PLC	168,070	2,182,433
Reinsurance Group of America, Inc.–Class A	3,840	222,221
Suncorp Group Ltd.	78,341	747,251
Torchmark Corp.	4,140	212,589
Unum Group	8,400	161,448
Validus Holdings Ltd.	5,900	200,069

		21,063,714

Real Estate Investment Trusts (REITs)–0.0%
Plum Creek Timber Co., Inc.	3,910	171,414

Real Estate Management & Development–0.5%
Evergrande Real Estate Group Ltd.	3,939,000	1,548,010
Hang Lung Properties Ltd.	1,119,000	3,810,060
New World Development Co., Ltd.	1,591,000	2,447,648

		7,805,718

Thrifts & Mortgage Finance–0.0%
Washington Federal, Inc.	7,720	128,770

		118,579,482

Health Care–7.7%
Biotechnology–0.9%
Actelion Ltd.(a)	2,818	141,254
Amarin Corp. PLC (ADR)(a)	4,673	58,880
Amgen, Inc.	25,400	2,141,728
Ariad Pharmaceuticals, Inc.(a)	4,760	115,311
Biogen Idec, Inc.(a)	54,300	8,103,189
BioMarin Pharmaceutical, Inc.(a)	4,110	165,510
Gilead Sciences, Inc.(a)(b)	39,700	2,633,301
Onyx Pharmaceuticals, Inc.(a)	2,520	212,940

		13,572,113

Health Care Equipment & Supplies–1.0%
Becton Dickinson and Co.	44,900	3,527,344
HeartWare International, Inc.(a)	1,830	172,917
IDEXX Laboratories, Inc.(a)	54,250	5,389,737
Medtronic, Inc.	114,400	4,932,928
Sirona Dental Systems, Inc.(a)	3,730	212,461
Volcano Corp.(a)	6,330	180,848

		14,416,235

Health Care Providers & Services–1.8%
AMERIGROUP Corp.(a)	2,440	223,089
Catamaran Corp.(a)	2,770	271,377
Health Net, Inc.(a)	62,850	1,414,753
HMS Holdings Corp.(a)	4,790	160,130
LifePoint Hospitals, Inc.(a)	5,710	244,274
McKesson Corp.	61,400	5,282,242

2012 Annual Report	13

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Mednax, Inc.(a)	2,870	$213,671
Odontoprev SA	49,400	276,577
UnitedHealth Group, Inc.	132,400	7,336,284
WellCare Health Plans, Inc.(a)	2,910	164,561
WellPoint, Inc.(b)	177,500	10,296,775

		25,883,733

Life Sciences Tools & Services–0.0%
Eurofins Scientific	2,679	380,008

Pharmaceuticals–4.0%
Abbott Laboratories	61,000	4,182,160
Akorn, Inc.(a)	11,970	158,243
AstraZeneca PLC	65,090	3,107,719
AstraZeneca PLC (Sponsored ADR)	329,900	15,789,014
GlaxoSmithKline PLC	43,840	1,011,942
Impax Laboratories, Inc.(a)	3,060	79,437
Jazz Pharmaceuticals PLC(a)	1,440	82,094
Johnson & Johnson(b)	124,000	8,544,840
Merck & Co., Inc.	96,700	4,361,170
Novartis AG	26,380	1,614,547
Pfizer, Inc.(b)	686,000	17,047,100
Roche Holding AG	9,710	1,816,223

		57,794,489

		112,046,578

Industrials–6.0%
Aerospace & Defense–1.0%
Hexcel Corp.(a)	11,320	271,906
Precision Castparts Corp.	52,000	8,493,680
Safran SA	37,820	1,360,370
TransDigm Group, Inc.(a)	1,350	191,525
United Technologies Corp.	50,000	3,914,500

		14,231,981

Air Freight & Logistics–0.2%
Expeditors International of Washington, Inc.	4,240	154,166
Kuehne & Nagel International AG	18,967	2,146,374

		2,300,540

Airlines–0.2%
Cathay Pacific Airways Ltd.	123,000	199,055
Delta Air Lines, Inc.(a)	237,200	2,172,752

		2,371,807

Building Products–0.1%
Asahi Glass Co., Ltd.	172,000	1,144,218
Fortune Brands Home & Security, Inc.(a)	8,600	232,286
Simpson Manufacturing Co., Inc.	3,820	109,328

		1,485,832

Commercial Services & Supplies–0.1%
Avery Dennison Corp.	5,170	164,509
Downer EDI Ltd.(a)	77,050	285,242
Edenred	16,478	462,696
Serco Group PLC	113,765	1,066,913

		1,979,360

Construction & Engineering–0.1%
Bouygues SA	46,919	$1,140,940
Tutor Perini Corp.(a)	8,030	91,863

		1,232,803

Electrical Equipment–0.7%
AMETEK, Inc.	41,110	1,457,349
Emerson Electric Co.	167,400	8,080,398
EnerSys Inc(a)	4,250	149,983
General Cable Corp.(a)	7,410	217,706
Sumitomo Electric Industries Ltd.	76,700	811,152

		10,716,588

Industrial Conglomerates–1.1%
Bidvest Group Ltd.	25,800	638,252
Carlisle Cos., Inc.	2,550	132,396
Danaher Corp.(b)	126,500	6,976,475
General Electric Co.(b)	253,400	5,754,714
Jardine Matheson Holdings Ltd.	5,600	317,898
Keppel Corp., Ltd.	172,500	1,594,898

		15,414,633

Industrial Warehouse Distribution–0.4%
Global Logistic Properties Ltd.	741,000	1,510,461
Hopewell Holdings Ltd.	106,000	364,580
Mapletree Logistics Trust	1,294,000	1,183,305
ProLogis, Inc.	35,214	1,233,546
Segro PLC	242,800	891,868

		5,183,760

Machinery–0.5%
Actuant Corp.–Class A	6,650	190,323
Eaton Corp.	108,100	5,108,806
IDEX Corp.	6,350	265,239
IHI Corp.	102,000	227,173
Joy Global, Inc.	4,060	227,604
Kennametal, Inc.	3,510	130,151
Lincoln Electric Holdings, Inc.	4,650	181,582
Middleby Corp.(a)	1,920	222,029
Robbins & Myers, Inc.	3,320	197,872
Sauer-Danfoss, Inc.	2,400	96,504
Timken Co.	5,120	190,259
Valmont Industries, Inc.	1,990	261,685

		7,299,227

Marine–0.0%
Kirby Corp.(a)	4,930	272,530

Mixed Office Industrial–0.1%
Goodman Group	312,832	1,278,618

Professional Services–0.8%
Advisory Board Co. (The)(a)	3,940	188,450
Bureau Veritas SA	22,453	2,304,944
Capita PLC	344,176	4,310,488
Hays PLC	896,939	1,119,698
Intertek Group PLC	87,795	3,892,377
Robert Half International, Inc.	9,940	264,702
SGS SA	109	224,151

		12,304,810

14	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Road & Rail–0.6%
Avis Budget Group, Inc.(a)	9,530	$146,571
Con-way, Inc.	6,090	166,683
East Japan Railway Co.	1,100	72,782
Genesee & Wyoming, Inc.–Class A(a)	3,597	240,496
Globaltrans Investment PLC (Sponsored GDR)(c)	42,680	886,890
Hertz Global Holdings, Inc.(a)	9,170	125,904
Union Pacific Corp.	62,900	7,466,230

		9,105,556

Trading Companies & Distributors–0.1%
Aircastle Ltd.	15,290	173,236
Mitsubishi Corp.	29,800	539,763
Mitsui & Co., Ltd.	28,700	402,651
MSC Industrial Direct Co., Inc.–Class A	2,750	185,515
United Rentals, Inc.(a)	8,040	262,988

		1,564,153

		86,742,198

Consumer Staples–5.6%
Beverages–0.1%
Asahi Group Holdings Ltd.	22,100	545,011
Constellation Brands, Inc.–Class A(a)	6,730	217,715

		762,726

Food & Staples Retailing–1.9%
Delhaize Group SA	10,751	415,219
George Weston Ltd.	7,000	450,361
Jeronimo Martins SGPS SA	87,473	1,460,321
Koninklijke Ahold NV	87,340	1,093,896
Kroger Co. (The)	432,000	10,169,280
Magnit OJSC (Sponsored GDR)(c)	18,600	633,449
Olam International Ltd.	1,892,038	3,138,612
Wal-Mart Stores, Inc.	79,100	5,837,580
Walgreen Co.	133,800	4,875,672

		28,074,390

Food Products–0.6%
Dole Food Co., Inc.(a)	14,360	201,471
Kraft Foods, Inc.–Class A	79,000	3,266,650
Tyson Foods, Inc.–Class A	258,090	4,134,602
Unilever PLC	29,678	1,083,600

		8,686,323

Household Products–0.5%
Clorox Co. (The)	67,300	4,848,965
Henkel AG & Co. KGaA	4,360	284,567
Procter & Gamble Co. (The)	24,000	1,664,640
Reckitt Benckiser Group PLC	17,874	1,029,801

		7,827,973

Tobacco–2.5%
Altria Group, Inc.	382,300	12,764,997
British American Tobacco PLC	101,126	5,196,194
Imperial Tobacco Group PLC	30,480	1,129,178
Japan Tobacco, Inc.	54,500	1,631,388

Lorillard, Inc.	46,900	$5,461,505
Philip Morris International, Inc.	92,400	8,310,456
Reynolds American, Inc.	51,600	2,236,344

		36,730,062

		82,081,474

Energy–5.6%
Energy Equipment & Services–1.7%
AMEC PLC	61,986	1,150,306
Bristow Group, Inc.	4,290	216,860
FMC Technologies, Inc.(a)	3,270	151,401
Helmerich & Payne, Inc.	4,440	211,388
National Oilwell Varco, Inc.	73,700	5,904,107
Oceaneering International, Inc.	3,440	190,060
Oil States International, Inc.(a)	2,650	210,569
Saipem SpA	10,740	517,564
Schlumberger Ltd.(b)	141,300	10,220,229
Seadrill Ltd.	24,370	957,365
Superior Energy Services, Inc.(a)	2,220	45,554
Technip SA	11,430	1,270,006
Transocean Ltd.	90,100	4,044,589

		25,089,998

Oil, Gas & Consumable Fuels–3.9%
Afren PLC(a)	212,503	482,842
Banpu PCL	18,400	234,334
BG Group PLC	102,670	2,077,497
BP PLC	500,110	3,525,713
BP PLC (Sponsored ADR)	232,600	9,852,936
Cabot Oil & Gas Corp.	4,490	201,601
Chevron Corp.	41,500	4,837,240
China Petroleum & Chemical Corp.–Class H	968,000	897,903
Cimarex Energy Co.	3,300	193,215
Concho Resources, Inc.(a)	1,700	161,075
ENI SpA	58,600	1,284,715
EOG Resources, Inc.	26,000	2,913,300
Exxon Mobil Corp.	100,700	9,209,015
Gazprom OAO (Sponsored ADR)	173,940	1,755,055
JX Holdings, Inc.	175,000	955,950
LUKOIL OAO (London) (Sponsored ADR)	21,660	1,332,956
Noble Energy, Inc.(b)	62,900	5,831,459
NovaTek OAO (Sponsored GDR)(c)	14,850	1,761,190
Petroleo Brasileiro SA (Sponsored ADR)	116,280	2,566,300
Plains Exploration & Production Co.(a)	3,780	141,637
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	47,576	1,647,290
SM Energy Co.	2,550	137,981
Stone Energy Corp.(a)	5,620	141,174
Suncor Energy, Inc. (New York)	77,700	2,552,445
Teekay Corp.	5,020	156,624
Total SA	38,820	1,931,291

		56,782,738

		81,872,736

2012 Annual Report	15

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Equity:Other–3.8%
Diversified/Specialty–2.7%
Artis Real Estate Investment Trust	13,872	$231,129
BioMed Realty Trust, Inc.	33,180	621,130
British Land Co. PLC	266,177	2,248,174
Canadian Real Estate Investment Trust	26,196	1,119,678
CapitaLand Ltd.	230,000	592,439
China Overseas Land & Investment Ltd.	298,000	753,307
Cofinimmo	6,130	680,840
Digital Realty Trust, Inc.	9,530	665,670
Duke Realty Corp.	35,976	528,847
Dundee Real Estate Investment Trust	37,359	1,431,126
GPT Group	92,920	326,646
Henderson Land Development Co., Ltd.	87,000	620,813
Kerry Properties Ltd.	91,000	459,477
Land Securities Group PLC	79,512	979,924
Lexington Realty Trust	102,130	986,576
LPN Development PCL (NVDR)	911,500	556,653
Mapletree Commercial Trust	722,000	687,783
Mitsubishi Estate Co., Ltd.	185,000	3,537,222
Mitsui Fudosan Co., Ltd.	194,000	3,876,630
Morguard Real Estate Investment Trust	4,094	74,459
Soho China Ltd.	486,500	297,562
Spirit Realty Capital, Inc.(a)	99,618	1,544,079
Sumitomo Realty & Development Co., Ltd.	83,000	2,199,369
Sun Hung Kai Properties Ltd.	283,886	4,130,669
Suntec Real Estate Investment Trust	605,000	730,151
Supalai PCL	822,800	534,633
Swire Properties Ltd.	382,800	1,181,631
Tokyu Land Corp.	43,000	229,791
UOL Group Ltd.	295,844	1,377,137
Vornado Realty Trust	12,640	1,024,472
Weyerhaeuser Co.	68,960	1,802,614
Wharf Holdings Ltd.	369,000	2,537,346
Wheelock & Co., Ltd.	65,000	279,252

		38,847,229

Health Care–1.0%
Chartwell Seniors Housing Real Estate Investment Trust	101,120	1,048,126
HCP, Inc.	66,850	2,973,488
Health Care REIT, Inc.	51,351	2,965,520
Healthcare Realty Trust, Inc.	27,980	644,939
LTC Properties, Inc.	25,870	823,959
Medical Properties Trust, Inc.	102,420	1,070,289
Omega Healthcare Investors, Inc.	53,020	1,205,145
Senior Housing Properties Trust	29,710	647,084
Ventas, Inc.	52,140	3,245,715

		14,624,265

Triple Net–0.1%
Entertainment Properties Trust	30,760	1,366,667

		54,838,161

Retail–3.1%
Regional Mall–1.2%
CBL & Associates Properties, Inc.	25,840	$551,426
General Growth Properties, Inc.	161,540	3,146,799
Glimcher Realty Trust	119,950	1,267,871
Simon Property Group, Inc.	53,363	8,101,037
Westfield Group	407,831	4,285,650

		17,352,783

Shopping Center/Other Retail–1.9%
Aeon Mall Co., Ltd.	49,200	1,201,364
American Realty Capital Trust, Inc.	174,340	2,045,008
Citycon OYJ	162,410	487,579
Corio NV	37,471	1,593,157
Eurocommercial Properties NV	30,600	1,159,321
Inland Real Estate Corp.	71,890	593,093
Japan Retail Fund Investment Corp.	681	1,215,950
Kimco Realty Corp.	73,260	1,484,980
Klepierre	40,300	1,411,979
Link REIT (The)	217,228	1,027,465
Mercialys SA	46,550	960,086
Regency Centers Corp.	41,620	2,028,143
Retail Opportunity Investments Corp.	135,190	1,739,895
RioCan Real Estate Investment Trust (Toronto)	20,920	588,807
Tanger Factory Outlet Centers	41,860	1,353,334
Unibail-Rodamco SE	22,270	4,437,640
Weingarten Realty Investors	66,250	1,862,287
Westfield Retail Trust	733,400	2,189,870

		27,379,958

		44,732,741

Utilities–1.8%
Electric Utilities–1.4%
Edison International	152,300	6,958,587
EDP–Energias de Portugal SA	325,030	892,974
Electricite de France SA	24,650	515,428
Entergy Corp.	67,300	4,663,890
Great Plains Energy, Inc.	9,020	200,785
NV Energy, Inc.	328,030	5,907,820
PNM Resources, Inc.	10,010	210,510
Portland General Electric Co.	7,090	191,714

		19,541,708

Gas Utilities–0.0%
Atmos Energy Corp.	6,280	224,761
UGI Corp.	7,290	231,458

		456,219

Independent Power Producers & Energy Traders–0.1%
APR Energy PLC	102,449	1,382,206

Multi-Utilities–0.3%
Ameren Corp.	83,400	2,724,678
E.ON AG	46,720	1,110,204

16	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

National Grid PLC	69,850	$770,505
Veolia Environnement SA	31,030	333,853

		4,939,240

		26,319,373

Materials–1.6%
Chemicals–1.0%
Agrium, Inc. (Toronto)	11,100	1,151,663
Air Water, Inc.	11,000	134,624
Arkema SA	967	90,513
DIC Corp.	116,000	188,127
Ferro Corp.(a)	21,330	73,162
Filtrona PLC	106,702	889,042
Koninklijke DSM NV	24,711	1,232,690
LyondellBasell Industries NV	84,700	4,375,602
Sherwin-Williams Co. (The)	44,717	6,658,808
Ube Industries Ltd./Japan	101,000	216,886

		15,011,117

Construction Materials–0.0%
China Shanshui Cement Group Ltd.	331,000	214,127

Metals & Mining–0.6%
Anglo American PLC	30,530	898,749
Commercial Metals Co.	11,160	147,312
Dowa Holdings Co., Ltd.	57,000	394,655
Goldcorp, Inc.	18,980	871,485
KGHM Polska Miedz SA	18,280	872,101
Kinross Gold Corp.	85,690	876,860
Reliance Steel & Aluminum Co.	3,350	175,373
Rio Tinto PLC	24,620	1,151,211
Steel Dynamics, Inc.	11,700	131,391
Vale SA (Sponsored ADR) (Local Preference Shares)	151,320	2,626,915

		8,146,052

		23,371,296

Residential–1.5%
Multi-Family–1.1%
Ascott Residence Trust	772,000	788,411
Associated Estates Realty Corp.	116,710	1,769,324
AvalonBay Communities, Inc.	11,480	1,561,165
Berkeley Group Holdings PLC(a)	36,100	820,506
Boardwalk Real Estate Investment Trust	9,680	639,918
Brookfield Incorporacoes SA	230,100	448,339
Camden Property Trust	2,650	170,899
China Vanke Co., Ltd.–Class B	660,000	827,162
Equity Residential	31,350	1,803,565
GSW Immobilien AG	31,115	1,155,335
KWG Property Holding Ltd.	1,804,100	989,466
Mid-America Apartment Communities, Inc.	2,650	173,071
Mirvac Group	1,173,695	1,735,806
Northern Property Real Estate Investment Trust	13,230	422,294

Rossi Residencial SA	164,100	$407,164
Stockland	867,836	2,993,788

		16,706,213

Self Storage–0.4%
CubeSmart	34,510	444,144
Extra Space Storage, Inc.	67,710	2,251,357
Public Storage	11,000	1,530,870
Sovran Self Storage, Inc.	21,330	1,233,941

		5,460,312

		22,166,525

Office–1.4%
Office–1.4%
Allied Properties Real Estate Investment Trust	27,635	898,679
Boston Properties, Inc.	18,983	2,099,710
Brandywine Realty Trust	51,540	628,273
Castellum AB	63,356	858,176
Cominar Real Estate Investment Trust	52,184	1,280,315
Commonwealth Property Office Fund	498,138	533,665
Corporate Office Properties Trust	47,311	1,134,045
Douglas Emmett, Inc.	52,150	1,203,100
Dundee International Real Estate Investment Trust	39,446	441,365
Hongkong Land Holdings Ltd.	168,000	1,006,807
Hufvudstaden AB–Class A	97,770	1,213,647
Japan Excellent, Inc.	134	738,949
Japan Real Estate Investment Corp.	108	1,086,847
Kenedix Realty Investment Corp.–Class A	40	143,837
Kilroy Realty Corp.	12,374	554,108
Liberty Property Trust	20,520	743,645
Mack-Cali Realty Corp.	46,540	1,237,964
Nippon Building Fund, Inc.	130	1,401,279
Orix JREIT, Inc.	211	1,030,615
Parkway Properties, Inc./MD	34,436	460,409
Piedmont Office Realty Trust, Inc.	23,440	406,450
SL Green Realty Corp.	16,356	1,309,625

		20,411,510

Telecommunication Services–1.1%
Diversified Telecommunication Services–0.9%
AT&T, Inc.	133,700	5,040,490
Nippon Telegraph & Telephone Corp.	45,500	2,164,893
Telecom Italia SpA (ordinary shares)	1,507,829	1,514,694
tw telecom, Inc.(a)	8,340	217,424
Verizon Communications, Inc.	94,900	4,324,593
Vivendi SA	37,954	739,609

		14,001,703

Wireless Telecommunication Services–0.2%
America Movil SAB de CV Series L (ADR)	30,060	764,726
Vodafone Group PLC	634,630	1,803,384

		2,568,110

		16,569,813

2012 Annual Report	17

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Lodging–0.7%
Lodging–0.7%
DiamondRock Hospitality Co.	13,500	$130,005
Far East Hospitality Trust(a)	667,000	562,537
FelCor Lodging Trust, Inc.(a)	338,617	1,605,044
Great Eagle Holdings Ltd.	283,000	857,435
Host Hotels & Resorts, Inc.	30,870	495,463
Intercontinental Hotels Group PLC	49,260	1,293,552
LaSalle Hotel Properties	14,940	398,749
Orient-Express Hotels Ltd.–Class A(a)	19,550	173,995
Pebblebrook Hotel Trust	59,340	1,387,963
RLJ Lodging Trust	115,780	2,189,400
Strategic Hotels & Resorts, Inc.(a)	240,200	1,443,602
Wyndham Worldwide Corp.	3,840	201,523

		10,739,268

Total Common Stocks (cost $941,517,303)		992,551,781

INVESTMENT COMPANIES–1.7%
Funds and Investment Trusts–1.7%
Vanguard MSCI Emerging Markets ETF (cost $24,196,309)	574,920	24,002,910

	Contracts
OPTIONS PURCHASED–PUTS–0.8%
Options on Equity Indices–0.8%
S&P 500 Index Expiration: Dec 2012, Exercise Price: $ 1,450.00(a)(d)	2,260	11,559,900
STOXX Europe Mid 200 Index Expiration: Dec 2012, Exercise Price: EUR 225.00(a)(e)	33,080	38,258

Total Options Purchased–Puts (cost $9,946,875)		11,598,158

	Shares

WARRANTS–0.7%
Consumer Staples–0.1%
Tobacco–0.1%
KT&G Corp., Macquarie Bank Ltd., expiring 1/30/15(a)	14,310	1,091,709

Financials–0.3%
Commercial Banks–0.0%
Punjab National Bank Ltd., Merrill Lynch Intl & Co., expiring 7/07/15(a)	9,800	155,802

Consumer Finance–0.1%
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(c)	126,432	1,482,719

Thrifts & Mortgage Finance–0.2%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(c)	200,660	$2,939,669

		4,578,190

Health Care–0.0%
Pharmaceuticals–0.0%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 10/20/14(a)(c)	24,164	272,454

Industrials–0.1%
Construction & Engineering–0.1%
Larsen & Toubro Ltd., Deutsche Bank AG London, expiring 1/24/17(a)(c)	25,560	772,119
Samsung Engineering Co., Ltd., Macquarie Bank Ltd., expiring 3/02/15(a)	1,710	293,064

		1,065,183

Electrical Equipment–0.0%
AU Optronics Corp., Credit Suisse/Nassau, expiring 2/17/15(a)	174,100	63,198

Industrial Conglomerates–0.0%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(a)	90,790	160,708

		1,289,089

Information Technology–0.2%
IT Services–0.1%
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	74,530	1,827,326

Semiconductors & Semiconductor Equipment–0.1%
SK Hynix, Inc., Citigroup Global Markets, expiring 1/20/15(a)(c)	48,210	985,509

		2,812,835

Materials–0.0%
Chemicals–0.0%
OCI Co., Ltd., Macquarie Bank Ltd., expiring 1/30/15(a)	3,510	571,553

Total Warrants (cost $10,795,462)		10,615,830

RIGHTS–0.0%
Residential–0.0%
Multi-Family–0.0%
Brookfield Incorporacoes SA(a) (cost $0)	68,478	29,050

18	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–28.1%
Investment Companies–27.7%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.14%(f) (cost $403,554,838)	403,554,838	$403,554,838

	Principal Amount (000)	U.S. $ Value
U.S. TREASURY BILLS–0.4%
U.S. Treasury Bill Zero Coupon, 10/18/12	$2,000	$1,999,879
Zero Coupon, 12/20/12	4,000	3,999,022

Total U.S. Treasury Bills (cost $5,998,901)		5,998,901

Total Investments—99.5% (cost $1,396,009,688)		1,448,351,468

Other assets less liabilities—0.5%		7,830,263

Net Assets—100.0%		$1,456,181,731

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2012	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
10 Yr Japan Govt Bond Futures	55	December 2012	$101,453,438	$101,620,323	$166,885
ASX SPI 200 Index Futures	61	December 2012	6,967,466	6,934,975	(32,491)
Australian T-Bond 10 Yr Futures	16	December 2012	2,063,597	2,106,007	42,410
Euro Stoxx 50 Index Futures	883	December 2012	28,938,319	27,856,858	(1,081,461)
FTSE 100 Index Futures	186	December 2012	17,527,182	17,159,148	(368,034)
German Euro Bobl Futures	114	December 2012	18,436,569	18,413,041	(23,528)
German Euro Bund Futures	145	December 2012	26,362,333	26,416,318	53,985
German Euro Buxl Futures	64	December 2012	11,055,236	10,953,147	(102,089)
Govt of Canada Bond 10 Yr Futures	28	December 2012	3,874,519	3,909,917	35,398
Hang Seng Index Futures	22	October 2012	2,919,760	2,961,356	41,596
Russell 2000 Mini Index Futures	25	December 2012	2,124,049	2,086,000	(38,049)
S&P 500 E Mini Index Futures	3,613	December 2012	260,490,262	259,088,230	(1,402,032)
S&P Mid Cap 400 E Mini Index Futures	27	December 2012	2,710,151	2,663,550	(46,601)
S&P TSE 60 Index Futures	62	December 2012	8,902,962	8,838,043	(64,919)
Topix Index Futures	159	December 2012	15,103,441	14,975,013	(128,428)
U.S. T-Note 5 Yr Futures	54	December 2012	6,667,403	6,730,172	62,769
UK Long Gilt Bond Futures	139	December 2012	26,998,882	27,074,016	75,134
Ultra Long U.S. T-Bond Futures	11	December 2012	1,825,245	1,817,406	(7,839)

					$(2,817,294)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	GBP	2,454	USD	3,844	11/15/12	$(118,578)
Barclays Bank PLC Wholesale	USD	16,955	EUR	13,096	11/15/12	(118,731)
Barclays Bank PLC Wholesale	USD	4,391	SEK	29,174	12/14/12	40,461
BNP Paribas SA	CHF	5,068	USD	5,430	11/15/12	37,273
BNP Paribas SA	EUR	15,390	USD	19,024	11/15/12	(761,741)
Credit Suisse London Branch (GFX)	USD	4,217	AUD	4,058	11/15/12	(23,042)
Credit Suisse London Branch (GFX)	JPY	63,826	USD	816	12/14/12	(2,564)
Credit Suisse London Branch (GFX)	USD	3,491	EUR	2,676	12/14/12	(49,747)
Deutsche Bank AG London	USD	16,461	GBP	10,615	11/15/12	678,260

2012 Annual Report	19

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Deutsche Bank AG London	USD	22,424	JPY	1,756,336	11/15/12	$89,355
Deutsche Bank AG London	USD	499	AUD	483	12/14/12	(854)
Goldman Sachs Capital Markets LP	GBP	1,443	USD	2,290	11/15/12	(40,110)
Goldman Sachs Capital Markets LP	GBP	780	USD	1,264	12/14/12	5,037
Goldman Sachs Capital Markets LP	USD	941	NZD	1,142	12/14/12	1,446
HSBC BankUSA	USD	16,174	EUR	13,076	11/15/12	636,420
HSBC BankUSA	USD	1,998	GBP	1,252	12/14/12	23,541
HSBC BankUSA	USD	4,904	NOK	28,520	12/14/12	60,628
JPMorgan Chase Bank NA	JPY	115,196	USD	1,468	12/14/12	(9,512)
Royal Bank of Canada	CAD	5,813	USD	5,835	11/15/12	(72,599)
Royal Bank of Canada	USD	10,043	CAD	10,277	11/15/12	400,570
Royal Bank of Canada	CAD	792	USD	809	12/14/12	4,560
Royal Bank of Canada	JPY	46,470	USD	592	12/14/12	(3,667)
Royal Bank of Scotland PLC	EUR	3,323	USD	4,194	11/15/12	(77,954)
Royal Bank of Scotland PLC	GBP	6,420	USD	10,255	11/15/12	(110,447)
Royal Bank of Scotland PLC	JPY	425,886	USD	5,435	11/15/12	(23,941)
Royal Bank of Scotland PLC	USD	6,716	AUD	6,454	11/15/12	(46,425)
Royal Bank of Scotland PLC	USD	3,930	CAD	3,843	11/15/12	(24,442)
Royal Bank of Scotland PLC	USD	10,284	EUR	7,975	11/15/12	(31,614)
Royal Bank of Scotland PLC	USD	2,933	GBP	1,822	11/15/12	9,031
Royal Bank of Scotland PLC	USD	6,294	JPY	489,610	11/15/12	(18,408)
Royal Bank of Scotland PLC	EUR	7,386	USD	9,463	12/14/12	(35,955)
State Street Bank & Trust Co.	USD	1,622	NOK	9,486	11/15/12	31,268
UBS AG	USD	5,605	CHF	5,433	11/15/12	175,806
UBS AG	USD	9,120	NOK	53,840	11/15/12	262,455
UBS AG	USD	10,250	SEK	68,845	11/15/12	217,070
UBS AG	AUD	668	USD	693	12/14/12	4,428
Westpac Banking Corp.	USD	13,978	AUD	13,781	11/15/12	263,456
Westpac Banking Corp.	USD	2,305	AUD	2,245	12/14/12	8,848

						$1,379,582

PUT OPTIONS WRITTEN (see Note 3)
Description	Contracts	Exercise Price	Expiration Month	U.S. $ Value

STOXX Europe Mid 200 Index(e) (premium received $271,302)	33,080	EUR 190.00	December 2012	$(4,251)

TOTAL RETURN SWAP CONTRACTS (See Note 3)
Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Pay Total Return on Reference Index
Pay	FTSE EPRA/NAREIT Developed Real Estate Index	246	0.09%	$838	6/17/13	Deutsche Bank AG	$19,367
Pay	FTSE EPRA/NAREIT Developed Real Estate Index	980	0.07%	3,339	7/15/13	Deutsche Bank AG	77,153
Pay	FTSE EPRA/NAREIT Developed Real Estate Index	423	0.07%	1,441	8/15/13	Deutsche Bank AG	33,302

20	Sanford C. Bernstein Fund, Inc.

Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Pay	FTSE EPRA/NAREIT Developed Real Estate Index	27,668	0.22%	$94,276	9/16/13	Morgan Stanley Capital Services LLC	$2,173,925
Pay	FTSE EPRA/NAREIT Developed Real Estate Index	7,459	0.22%	25,416	6/17/13	UBS AG	588,397

							$2,892,144

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $46,504,310.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the aggregate market value of these securities amounted to $14,866,889 or 1.0% of net assets.
(d)	One contract relates to 100 shares.
(e)	One contract relates to 50 shares.
(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

EPRA—European Public Real Estate Association

FTSE—Financial Times Stock Exchange

GDR—Global Depositary Receipt

NAREIT—National Association of Real Estate Investments Trusts

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

REG—Registered Shares

REIT—Real Estate Investment Trust

See notes to financial statements.

2012 Annual Report	21

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay A Portfolio

September 30, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS–71.0%
Information Technology–12.6%
Communications Equipment–0.9%
Ciena Corp.(a)	27,900	$379,440
Cisco Systems, Inc.	892,300	17,034,007
F5 Networks, Inc.(a)	84,210	8,816,787
Harris Corp.	4,920	252,002

		26,482,236

Computers & Peripherals–2.9%
Apple, Inc.(b)	85,200	56,850,552
Fujitsu Ltd.	604,000	2,267,550
Hewlett-Packard Co.	1,127,400	19,233,444
Lite-On Technology Corp.	279,946	360,575
Seagate Technology PLC	69,900	2,166,900
Wistron Corp.	893,170	1,069,469

		81,948,490

Electronic Equipment, Instruments & Components–0.4%
Anixter International, Inc.	3,800	218,348
Arrow Electronics, Inc.(a)	12,740	429,466
AU Optronics Corp.(a)	4,570,000	1,634,189
AU Optronics Corp. (Sponsored ADR)(a)	80,040	278,539
Avnet, Inc.(a)	14,380	418,314
Flextronics International Ltd.(a)	50,620	303,720
Hon Hai Precision Industry Co., Ltd.	361,000	1,130,307
Ingram Micro, Inc.–Class A(a)	18,730	285,258
Insight Enterprises, Inc.(a)	24,980	436,651
LG Display Co., Ltd. (ADR)(a)	344,451	4,329,749
TTM Technologies, Inc.(a)	41,000	386,630
Vishay Intertechnology, Inc.(a)	43,840	430,947

		10,282,118

Internet Software & Services–1.4%
Baidu, Inc. (Sponsored ADR)(a)	48,020	5,609,696
Bazaarvoice, Inc.(a)	23,115	350,192
CoStar Group, Inc.(a)	7,390	602,581
eBay, Inc.(a)	106,100	5,136,301
Google, Inc.–Class A(a)	33,600	25,351,200
MercadoLibre, Inc.	7,680	633,984
Telecity Group PLC	193,673	2,804,574

		40,488,528

IT Services–2.7%
Alliance Data Systems Corp.(a)	3,005	426,560
Amdocs Ltd.	15,340	506,066
Cognizant Technology Solutions Corp.– Class A(a)	236,300	16,522,096
Convergys Corp.	23,700	371,379
Fidelity National Information Services, Inc.	194,800	6,081,656
Company	Shares	U.S. $ Value

International Business Machines Corp.	123,800	$25,682,310
Visa, Inc.–Class A	190,400	25,566,912

		75,156,979

Office Electronics–0.1%
Konica Minolta Holdings, Inc.	189,000	1,453,918

Semiconductors & Semiconductor Equipment–1.5%
Advanced Semiconductor Engineering, Inc.	2,780,148	2,127,345
Amkor Technology, Inc.(a)	34,095	150,018
Applied Materials, Inc.	1,121,400	12,520,431
Cirrus Logic, Inc.(a)	2,670	102,501
Entegris, Inc.(a)	47,580	386,825
Fairchild Semiconductor International, Inc.(a)	28,230	370,378
GCL-Poly Energy Holdings Ltd.	7,508,000	1,140,730
Lam Research Corp.(a)	12,480	396,677
Mellanox Technologies Ltd.(a)	3,380	343,171
Micron Technology, Inc.(a)	1,579,600	9,453,906
MKS Instruments, Inc.	13,110	334,174
Samsung Electronics Co., Ltd. (GDR)(c)	2,260	795,520
Samsung Electronics Co., Ltd. (GDR)(c)	25,500	9,009,651
Samsung Electronics Co., Ltd. (GDR) (London)(c)	5,230	3,154,483
Skyworks Solutions, Inc.(a)	16,130	380,104
Sumco Corp.(a)	93,100	626,747
Teradyne, Inc.(a)	30,070	427,595
Tokyo Electron Ltd.	37,500	1,597,500
Veeco Instruments, Inc.(a)	14,040	421,481

		43,739,237

Software–2.7%
ANSYS, Inc.(a)	149,430	10,968,162
Aspen Technology, Inc.(a)	21,662	559,963
BMC Software, Inc.(a)	101,300	4,202,937
Cadence Design Systems, Inc.(a)	53,690	690,722
Citrix Systems, Inc.(a)	185,900	14,234,363
Fortinet, Inc.(a)	17,340	418,587
Intuit, Inc.	251,800	14,825,984
MICROS Systems, Inc.(a)	8,130	399,346
Microsoft Corp.	565,600	16,843,568
Nintendo Co., Ltd.	8,600	1,092,397
SolarWinds, Inc.(a)	9,973	555,895
TIBCO Software, Inc.(a)	431,040	13,030,339

		77,822,263

		357,373,769

Consumer Discretionary–12.4%
Auto Components–0.4%
Cie Generale des Etablissements Michelin–Class B	40,840	3,197,841
Dana Holding Corp.	20,480	251,904
GKN PLC	557,650	1,938,955
Lear Corp.	12,630	477,288
Magna International, Inc. (Toronto)–Class A	48,470	2,095,880
TRW Automotive Holdings Corp.(a)	8,660	378,528
Valeo SA	41,630	1,924,409

		10,264,805

22	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Automobiles–1.4%
Bayerische Motoren Werke AG	17,430	$1,278,136
Dongfeng Motor Group Co., Ltd.–Class H	1,184,000	1,372,815
General Motors Co.(a)	615,500	14,002,625
Harley-Davidson, Inc.	191,900	8,130,803
Honda Motor Co., Ltd.	84,200	2,602,229
Mazda Motor Corp.(a)	1,493,000	1,742,587
Nissan Motor Co., Ltd.	423,000	3,600,024
Renault SA	39,970	1,872,838
Volkswagen AG (Preference Shares)	21,260	3,887,291

		38,489,348

Distributors–0.3%
Imperial Holdings Ltd.	40,120	902,614
Li & Fung Ltd.	4,472,000	6,896,063
LKQ Corp.(a)	33,720	623,820

		8,422,497

Diversified Consumer Services–0.4%
Anhanguera Educacional Participacoes SA	164,000	2,726,255
Apollo Group, Inc.–Class A(a)	171,406	4,979,344
Estacio Participacoes SA	172,300	2,889,728

		10,595,327

Hotels, Restaurants & Leisure–2.4%
Ajisen China Holdings Ltd.	2,790,200	1,841,449
Chipotle Mexican Grill, Inc.–Class A(a)	34,100	10,828,114
Las Vegas Sands Corp.	142,800	6,621,636
McDonald’s Corp.	130,000	11,927,500
MGM Resorts International(a)	1,298,910	13,963,282
Orient-Express Hotels Ltd.–Class A(a)	45,760	407,264
Panera Bread Co.–Class A(a)	4,210	719,447
Royal Caribbean Cruises Ltd.	16,450	496,955
Sands China Ltd.	1,939,600	7,168,719
Sodexo	33,070	2,489,913
Starbucks Corp.	229,830	11,663,872
Wyndham Worldwide Corp.	9,000	472,320

		68,600,471

Household Durables–0.6%
Meritage Homes Corp.(a)	10,080	383,342
MRV Engenharia e Participacoes SA	554,500	3,317,837
Newell Rubbermaid, Inc.	359,450	6,861,901
NVR, Inc.(a)	4,410	3,724,245
PulteGroup Inc(a)	26,380	408,890
Sony Corp.	77,900	910,899

		15,607,114

Internet & Catalog Retail–0.4%
priceline.com, Inc.(a)	19,200	11,879,616

Media–3.1%
Comcast Corp.–Class A	362,100	12,952,317
Focus Media Holding Ltd. (ADR)	156,410	3,659,994
Gannett Co., Inc.	356,280	6,323,970
Informa PLC	172,300	1,122,477
National CineMedia, Inc.	30,090	492,573
Pandora Media, Inc.(a)	39,450	431,977
Time Warner Cable, Inc.–Class A(b)	175,800	16,711,548

Time Warner, Inc.	280,000	$12,692,400
Viacom, Inc.–Class B	221,400	11,864,826
Walt Disney Co. (The)	425,900	22,266,052

		88,518,134

Multiline Retail–0.7%
Canadian Tire Corp. Ltd.	11,480	826,289
Dollar General Corp.(a)	40,500	2,087,370
Dollar Tree, Inc.(a)	9,930	479,371
Golden Eagle Retail Group Ltd.	1,947,000	3,799,826
Macy’s, Inc.	350,000	13,167,000

		20,359,856

Specialty Retail–2.1%
ANN, Inc.(a)	12,420	468,607
AutoZone, Inc.(a)	20,000	7,393,400
Belle International Holdings Ltd.	2,374,000	4,277,939
CarMax, Inc.(a)	13,180	372,994
Childrens Place Retail Stores, Inc. (The)(a)	7,910	474,600
Dick’s Sporting Goods, Inc.	13,320	690,642
Express, Inc.(a)	22,180	328,708
Five Below, Inc.(a)	3,859	150,810
Francesca’s Holdings Corp.(a)	18,170	558,364
GameStop Corp.	12,500	262,500
Home Depot, Inc. (The)	310,000	18,714,700
Indomobil Sukses Internasional TBK PT	840,500	498,568
L’Occitane International SA	16,750	44,163
Men’s Wearhouse, Inc. (The)	11,980	412,471
Mr. Price Group Ltd.	85,250	1,290,478
Nitori Holdings Co., Ltd.	26,850	2,492,057
O’Reilly Automotive, Inc.(a)	68,000	5,686,160
Office Depot, Inc.(a)	106,470	272,563
Select Comfort Corp.(a)	19,277	608,189
TJX Cos., Inc.	179,320	8,031,743
Tractor Supply Co.	4,990	493,461
Ulta Salon Cosmetics & Fragrance, Inc.	6,890	663,541
Vitamin Shoppe, Inc.(a)	10,020	584,366
Yamada Denki Co., Ltd.	131,500	5,768,527

		60,539,551

Textiles, Apparel & Luxury Goods–0.6%
Cie Financiere Richemont SA	42,310	2,540,427
Coach, Inc.	190,800	10,688,616
Jones Group, Inc. (The)	33,410	429,987
LVMH Moet Hennessy Louis Vuitton SA	4,000	600,472
Trinity Ltd.	2,560,000	1,705,233
Tumi Holdings, Inc.(a)	14,880	350,275

		16,315,010

		349,591,729

Financials–9.7%
Capital Markets–0.6%
Affiliated Managers Group, Inc.(a)	5,060	622,380
Credit Suisse Group AG(a)	137,300	2,903,104
Deutsche Bank AG (REG)	62,490	2,475,192
Lazard Ltd.–Class A	13,850	404,835

2012 Annual Report	23

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Legg Mason, Inc.	19,540	$482,247
Macquarie Group Ltd.	136,740	4,009,579
Stifel Financial Corp.(a)	17,780	597,408
UBS AG(a)	507,273	6,176,942

		17,671,687

Commercial Banks–4.9%
Associated Banc-Corp	32,650	430,001
Banco Bilbao Vizcaya Argentaria SA	397,423	3,126,867
Banco do Brasil SA	418,300	5,117,198
Banco do Estado do Rio Grande do Sul SA (Preference Shares)	80,200	682,031
Banco Santander Brasil SA/Brazil (ADR)	491,021	3,618,825
Banco Santander SA(a)	451,661	3,371,378
Bank of Montreal	39,470	2,332,628
BB&T Corp.	226,800	7,520,688
BNP Paribas SA	59,134	2,803,607
CapitalSource, Inc.	78,720	596,698
China Construction Bank Corp.–Class H	935,000	644,860
CIT Group, Inc.(a)	414,900	16,342,911
Comerica, Inc.	16,060	498,663
First Niagara Financial Group, Inc.	59,190	478,847
HSBC Holdings PLC	1,050,689	9,760,638
Huntington Bancshares, Inc./OH	77,830	537,027
Iberiabank Corp.	9,650	441,970
Intesa Sanpaolo SpA	1,639,750	2,500,363
Itau Unibanco Holding SA (ADR)	146,290	2,235,311
KB Financial Group, Inc. (ADR)	121,950	4,303,616
Komercni Banka AS	2,500	496,262
Lloyds Banking Group PLC(a)	4,098,300	2,580,517
Mitsubishi UFJ Financial Group, Inc.	754,700	3,531,658
National Australia Bank Ltd.	139,460	3,666,657
National Bank of Canada	30,900	2,338,480
Popular, Inc.(a)	17,490	304,851
Sberbank of Russia (Sponsored ADR)	250,956	2,923,637
Signature Bank/New York NY(a)	8,940	599,695
Societe Generale SA(a)	107,731	3,052,872
Sumitomo Mitsui Financial Group, Inc.	102,200	3,184,366
Susquehanna Bancshares, Inc.	35,780	374,259
SVB Financial Group(a)	5,510	333,135
Turkiye Vakiflar Bankasi Tao–Class D	906,040	1,958,734
US Bancorp	530,000	18,179,000
Webster Financial Corp.	11,160	264,492
Wells Fargo & Co.	756,800	26,132,304
Westpac Banking Corp.	20,017	513,253
Zions Bancorporation	26,080	538,682

		138,316,981

Consumer Finance–0.1%
American Express Co.	70,000	3,980,200

Diversified Financial Services–1.8%
Citigroup, Inc.	762,700	24,955,544
IG Group Holdings PLC	430,549	3,105,591
ING Groep NV(a)	449,000	3,556,169
IntercontinentalExchange, Inc.(a)	75,400	10,059,114
JPMorgan Chase & Co.	141,900	5,744,112
ORIX Corp.	19,710	1,974,146

		49,394,676

Insurance–1.7%
Admiral Group PLC	344,970	$5,879,287
Aegon NV	360,376	1,873,517
AIA Group Ltd.	2,225,800	8,204,739
Allianz SE	17,390	2,073,991
Amtrust Financial Services, Inc.	1,218	31,205
Aspen Insurance Holdings Ltd.	17,800	542,722
Aviva PLC	264,020	1,364,283
Berkshire Hathaway, Inc.(a)	104,500	9,216,900
Fidelity National Financial, Inc.–Class A	189,390	4,051,052
Lancashire Holdings Ltd.	343,066	4,570,446
Platinum Underwriters Holdings Ltd.	12,600	514,962
Prudential PLC	420,350	5,458,355
Reinsurance Group of America, Inc.–Class A	8,980	519,673
Suncorp Group Ltd.	202,550	1,932,012
Torchmark Corp.	9,690	497,582
Unum Group	19,670	378,057
Validus Holdings Ltd.	13,770	466,941

		47,575,724

Real Estate Investment Trusts (REITs)–0.1%
BioMed Realty Trust, Inc.	25,910	485,035
Camden Property Trust	6,200	399,838
DiamondRock Hospitality Co.	31,700	305,271
Entertainment Properties Trust	10,730	476,734
Glimcher Realty Trust	41,920	443,094
Mid-America Apartment Communities, Inc.	6,200	404,922
Plum Creek Timber Co., Inc.	9,160	401,574
RLJ Lodging Trust	24,660	466,321

		3,382,789

Real Estate Management & Development–0.5%
CBRE Group, Inc.(a)	223,900	4,121,999
Evergrande Real Estate Group Ltd.	2,582,000	1,014,715
Global Logistic Properties Ltd.	300,000	611,523
Hang Lung Properties Ltd.	2,373,000	8,079,779
New World Development Co., Ltd.	736,500	1,133,056

		14,961,072

Thrifts & Mortgage Finance–0.0%
Washington Federal, Inc.	18,100	301,908

		275,585,037

Health Care–9.6%
Biotechnology–1.6%
Actelion Ltd.(a)	6,082	304,865
Amarin Corp. PLC (ADR)(a)	10,933	137,756
Amgen, Inc.	109,800	9,258,336
Ariad Pharmaceuticals, Inc.(a)	11,149	270,085
Biogen Idec, Inc.(a)	125,292	18,697,325
BioMarin Pharmaceutical, Inc.(a)	9,630	387,800
Gilead Sciences, Inc.(a)(b)	190,700	12,649,131
Onyx Pharmaceuticals, Inc.(a)	5,900	498,550
Vertex Pharmaceuticals, Inc.(a)	80,000	4,476,000

		46,679,848

24	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies–1.1%
Becton Dickinson and Co.	85,000	$6,677,600
Covidien PLC	50,100	2,976,942
HeartWare International, Inc.(a)	4,285	404,890
IDEXX Laboratories, Inc.(a)	130,000	12,915,500
Medtronic, Inc.	164,900	7,110,488
Sirona Dental Systems, Inc.(a)	8,740	497,830
Volcano Corp.(a)	14,825	423,550

		31,006,800

Health Care Providers & Services–2.1%
AMERIGROUP Corp.(a)	5,720	522,980
Catamaran Corp.(a)	6,480	634,845
Health Net, Inc.(a)	155,770	3,506,383
HMS Holdings Corp.(a)	11,220	375,085
LifePoint Hospitals, Inc.(a)	13,390	572,824
McKesson Corp.(b)	126,500	10,882,795
Mednax, Inc.(a)	6,720	500,304
Odontoprev SA	124,400	696,480
UnitedHealth Group, Inc.(b)	316,300	17,526,183
WellCare Health Plans, Inc.(a)	6,800	384,540
WellPoint, Inc.(b)	416,000	24,132,160

		59,734,579

Life Sciences Tools & Services–0.2%
Eurofins Scientific	7,052	1,000,305
Illumina, Inc.(a)	79,310	3,822,742

		4,823,047

Pharmaceuticals–4.6%
Abbott Laboratories	142,000	9,735,520
Akorn, Inc.(a)	28,030	370,557
AstraZeneca PLC	161,020	7,687,891
AstraZeneca PLC (Sponsored ADR)	748,200	35,808,852
GlaxoSmithKline PLC	113,570	2,621,492
Impax Laboratories, Inc.(a)	7,160	185,874
Jazz Pharmaceuticals PLC(a)	3,380	192,694
Johnson & Johnson	290,600	20,025,246
Merck & Co., Inc.	125,000	5,637,500
Novartis AG	68,510	4,193,049
Pfizer, Inc.(b)	1,565,600	38,905,160
Roche Holding AG	25,130	4,700,481

		130,064,316

		272,308,590

Energy–7.9%
Energy Equipment & Services–2.7%
AMEC PLC	155,030	2,876,970
Bristow Group, Inc.	10,070	509,038
FMC Technologies, Inc.(a)	7,655	354,427
Halliburton Co.	412,100	13,883,649
Helmerich & Payne, Inc.	10,390	494,668
National Oilwell Varco, Inc.	188,300	15,084,713
Oceaneering International, Inc.	102,194	5,646,218
Oil States International, Inc.(a)	6,200	492,652
Saipem SpA	27,040	1,303,067
Schlumberger Ltd.(b)	285,100	20,621,283
Seadrill Ltd.	63,090	2,478,464

Superior Energy Services, Inc.(a)	5,190	$106,499
Technip SA	28,590	3,176,681
Transocean Ltd.	209,891	9,422,007

		76,450,336

Oil, Gas & Consumable Fuels–5.2%
Afren PLC(a)	535,386	1,216,485
Banpu PCL	49,250	627,226
BG Group PLC	256,760	5,195,463
BP PLC	1,306,600	9,211,366
BP PLC (Sponsored ADR)	526,300	22,294,068
Cabot Oil & Gas Corp.	10,520	472,348
Chevron Corp.	80,200	9,348,112
China Petroleum & Chemical Corp.–Class H	2,406,000	2,231,772
Cimarex Energy Co.	7,720	452,006
Concho Resources, Inc.(a)	3,980	377,105
ENI SpA	151,200	3,314,829
EOG Resources, Inc.	128,800	14,432,040
Exxon Mobil Corp.	241,130	22,051,339
Gazprom OAO (Sponsored ADR)	450,100	4,541,509
JX Holdings, Inc.	452,700	2,472,907
LUKOIL OAO (London) (Sponsored ADR)	56,247	3,461,440
Marathon Petroleum Corp.	88,800	4,847,592
Noble Energy, Inc.(b)	134,268	12,447,986
NovaTek OAO (Sponsored GDR)(c)	10,480	1,239,784
NovaTek OAO (Sponsored GDR)(c)	26,660	3,165,033
Petroleo Brasileiro SA (Sponsored ADR)	300,900	6,640,863
Plains Exploration & Production Co.(a)	8,850	331,610
PTT PCL	106,900	1,142,628
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	123,035	4,260,012
SM Energy Co.	5,980	323,578
Stone Energy Corp.(a)	13,200	331,584
Suncor Energy, Inc. (New York)	195,630	6,426,446
Teekay Corp.	11,790	367,848
Total SA	97,090	4,830,217

		148,055,196

		224,505,532

Consumer Staples–6.9%
Beverages–0.1%
Asahi Group Holdings Ltd.	90,400	2,229,365
Constellation Brands, Inc.–Class A(a)	15,780	510,483

		2,739,848

Food & Staples Retailing–2.4%
Delhaize Group SA	27,448	1,060,081
George Weston Ltd.	15,590	1,003,019
Jeronimo Martins SGPS SA	222,242	3,710,226
Koninklijke Ahold NV	204,690	2,563,653
Kroger Co. (The)	1,021,100	24,036,694
Magnit OJSC (Sponsored GDR)(c)	46,910	1,597,586
Olam International Ltd.	4,750,183	7,879,854
Wal-Mart Stores, Inc.	192,700	14,221,260
Walgreen Co.	319,000	11,624,360

		67,696,733

2012 Annual Report	25

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Food Products–0.7%
Dole Food Co., Inc.(a)	33,650	$472,110
Kraft Foods, Inc.–Class A	140,000	5,789,000
Nestle SA	17,500	1,104,203
Tyson Foods, Inc.–Class A(b)	552,830	8,856,337
Unilever PLC	74,221	2,709,950

		18,931,600

Household Products–0.7%
Clorox Co. (The)	160,000	11,528,000
Henkel AG & Co. KGaA	10,910	712,070
Procter & Gamble Co. (The)	59,100	4,099,176
Reckitt Benckiser Group PLC	44,772	2,579,514

		18,918,760

Personal Products–0.1%
Estee Lauder Cos., Inc. (The)–Class A	54,000	3,324,780

Tobacco–2.9%
Altria Group, Inc.(b)	859,400	28,695,366
British American Tobacco PLC	254,872	13,096,180
Imperial Tobacco Group PLC	78,850	2,921,120
Japan Tobacco, Inc.	141,000	4,220,655
Lorillard, Inc.	122,600	14,276,770
Philip Morris International, Inc.	168,800	15,181,872
Reynolds American, Inc.	130,700	5,664,538

		84,056,501

		195,668,222

Industrials–6.7%
Aerospace & Defense–0.9%
Hexcel Corp.(a)	26,520	637,011
Precision Castparts Corp.	85,200	13,916,568
Safran SA	97,840	3,519,265
TransDigm Group, Inc.(a)	3,160	448,309
United Technologies Corp.	78,000	6,106,620

		24,627,773

Air Freight & Logistics–0.2%
Expeditors International of Washington, Inc.	9,920	360,691
Kuehne & Nagel International AG	47,452	5,369,838

		5,730,529

Airlines–0.2%
Cathay Pacific Airways Ltd.	313,000	506,537
Delta Air Lines, Inc.(a)	678,100	6,211,396

		6,717,933

Building Products–0.2%
Asahi Glass Co., Ltd.	444,000	2,953,678
Fortune Brands Home & Security, Inc.(a)	31,020	837,850
Simpson Manufacturing Co., Inc.	9,264	265,136

		4,056,664

Commercial Services & Supplies–0.2%
Avery Dennison Corp.	12,120	385,658
Downer EDI Ltd.(a)	199,230	737,556

Edenred	41,502	$1,165,360
Serco Group PLC	284,524	2,668,328

		4,956,902

Construction & Engineering–0.1%
Bouygues SA	122,481	2,978,399
Tutor Perini Corp.(a)	18,850	215,644

		3,194,043

Electrical Equipment–0.9%
AMETEK, Inc.	112,300	3,981,035
Emerson Electric Co.	228,519	11,030,612
EnerSys Inc(a)	9,970	351,841
General Cable Corp.(a)	17,400	511,212
Rockwell Automation, Inc.	111,400	7,747,870
Sumitomo Electric Industries Ltd.	221,000	2,337,218

		25,959,788

Industrial Conglomerates–1.4%
Bidvest Group Ltd.	62,200	1,538,731
Carlisle Cos., Inc.	5,970	309,962
Danaher Corp.	356,700	19,672,005
General Electric Co.(b)	628,100	14,264,151
Jardine Matheson Holdings Ltd.	14,400	817,452
Keppel Corp., Ltd.	432,400	3,997,879

		40,600,180

Machinery–0.6%
Actuant Corp.–Class A	15,560	445,327
Eaton Corp.	270,000	12,760,200
IDEX Corp.	14,860	620,702
IHI Corp.	266,000	592,431
Joy Global, Inc.	9,520	533,691
Kennametal, Inc.	8,210	304,427
Lincoln Electric Holdings, Inc.	10,910	426,036
Middleby Corp.(a)	4,500	520,380
Robbins & Myers, Inc.	7,770	463,092
Sauer-Danfoss, Inc.	5,640	226,784
Timken Co.	11,990	445,549
Valmont Industries, Inc.	4,640	610,160

		17,948,779

Marine–0.0%
Kirby Corp.(a)	11,550	638,484

Professional Services–1.1%
Advisory Board Co. (The)(a)	9,220	440,993
Bureau Veritas SA	55,861	5,734,489
Capita PLC	860,753	10,780,139
Hays PLC	2,243,379	2,800,532
Intertek Group PLC	218,810	9,700,904
Robert Half International, Inc.	23,270	619,680
SGS SA	255	524,390

		30,601,127

Road & Rail–0.8%
Avis Budget Group, Inc.(a)	22,380	344,204
Con-way, Inc.	14,270	390,570
Genesee & Wyoming, Inc.–Class A(a)	8,417	562,761

26	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Globaltrans Investment PLC (Sponsored GDR)(c)	106,730	$2,217,849
Hertz Global Holdings, Inc.(a)	21,520	295,470
Union Pacific Corp.	149,500	17,745,650

		21,556,504

Trading Companies & Distributors–0.1%
Aircastle Ltd.	35,910	406,860
Mitsubishi Corp.	70,200	1,271,522
Mitsui & Co., Ltd.	71,500	1,003,121
MSC Industrial Direct Co., Inc.–Class A	6,450	435,117
United Rentals, Inc.(a)	18,840	616,257

		3,732,877

		190,321,583

Materials–1.9%
Chemicals–1.2%
Agrium, Inc. (Toronto)	27,600	2,863,595
Air Water, Inc.	28,000	342,679
Arkema SA	2,496	233,631
DIC Corp.	208,000	337,331
Ferro Corp.(a)	50,090	171,809
Filtrona PLC	267,687	2,230,370
Koninklijke DSM NV	64,286	3,206,860
LyondellBasell Industries NV	158,394	8,182,634
Sherwin-Williams Co. (The)	105,425	15,698,837
Ube Industries Ltd./Japan	227,000	487,456

		33,755,202

Construction Materials–0.0%
China Shanshui Cement Group Ltd.	856,000	553,753

Metals & Mining–0.7%
Anglo American PLC	79,120	2,329,152
Commercial Metals Co.	26,210	345,972
Dowa Holdings Co., Ltd.	62,000	429,274
Goldcorp, Inc.	49,290	2,263,199
KGHM Polska Miedz SA	38,600	1,841,526
Kinross Gold Corp.	210,650	2,155,568
Reliance Steel & Aluminum Co.	7,850	410,947
Rio Tinto PLC	63,940	2,989,783
Steel Dynamics, Inc.	27,430	308,039
Vale SA (Sponsored ADR) (Local Preference Shares)	334,320	5,803,795

		18,877,255

		53,186,210

Utilities–1.7%
Electric Utilities–1.1%
EDP–Energias de Portugal SA	845,380	2,322,563
Electricite de France SA	63,750	1,333,003
Entergy Corp.	165,000	11,434,500
Great Plains Energy, Inc.	21,140	470,576
NV Energy, Inc.	776,150	13,978,461

PNM Resources, Inc.	23,480	$493,784
Portland General Electric Co.	16,620	449,405

		30,482,292

Gas Utilities–0.0%
Atmos Energy Corp.	14,710	526,471
UGI Corp.	17,080	542,290

		1,068,761

Independent Power Producers & Energy Traders–0.1%
APR Energy PLC	257,013	3,467,529

Multi-Utilities–0.5%
Ameren Corp.	200,000	6,534,000
E.ON AG	121,650	2,890,759
National Grid PLC	181,900	2,006,512
Veolia Environnement SA	90,360	972,188

		12,403,459

		47,422,041

Telecommunication Services–1.6%
Diversified Telecommunication Services–1.4%
AT&T, Inc.(b)	297,100	11,200,670
CenturyLink, Inc.	129,100	5,215,640
Nippon Telegraph & Telephone Corp.	117,100	5,571,625
Telecom Italia SpA (ordinary shares)	3,665,406	3,682,095
tw telecom, Inc.(a)	19,530	509,147
Verizon Communications, Inc.	225,000	10,253,250
Vivendi SA	110,771	2,158,594

		38,591,021

Wireless Telecommunication Services–0.2%
America Movil SAB de CV Series L (ADR)	77,780	1,978,723
Vodafone Group PLC	1,642,230	4,666,610

		6,645,333

		45,236,354

Total Common Stocks (cost $1,864,008,090)		2,011,199,067

WARRANTS–0.9%
Financials–0.4%
Commercial Banks–0.0%
Punjab National Bank Ltd., Merrill Lynch Intl & Co., expiring 7/07/15(a)	20,700	329,093

Consumer Finance–0.1%
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(c)	318,066	3,730,087

Thrifts & Mortgage Finance–0.3%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(c)	505,350	7,403,377

		11,462,557

2012 Annual Report	27

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Information Technology–0.2%
IT Services–0.1%
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	186,403	$4,570,229

Semiconductors & Semiconductor Equipment–0.1%
SK Hynix, Inc., Citigroup Global Markets, expiring 1/20/15(a)(c)	124,650	2,548,095

		7,118,324

Industrials–0.1%
Construction & Engineering–0.1%
Larsen & Toubro Ltd., Deutsche Bank AG London, expiring 1/24/17(a)(c)	59,760	1,805,236
Samsung Engineering Co., Ltd., Macquarie Bank Ltd., expiring 3/02/15(a)	4,280	733,516

		2,538,752

Industrial Conglomerates–0.0%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(a)	228,830	405,052

		2,943,804

Consumer Staples–0.1%
Tobacco–0.1%
KT&G Corp., Macquarie Bank Ltd., expiring 1/30/15(a)	35,790	2,730,416

Materials–0.1%
Chemicals–0.1%
OCI Co., Ltd., Macquarie Bank Ltd., expiring 1/30/15(a)	9,180	1,494,832

Company	Shares	U.S. $ Value

Health Care–0.0%
Pharmaceuticals–0.0%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 10/20/14(a)(c)	60,479	$681,913

Total Warrants (cost $26,511,467)		26,431,846

	Contracts

OPTIONS PURCHASED–PUTS–0.8%
Options on Equity Indices–0.8%
S&P 500 Index Expiration: Dec 2012, Exercise Price: $ 1,450.00(a)(d)	4,393	22,470,195
STOXX Europe Mid 200 Index Expiration: Dec 2012, Exercise Price: EUR 225.00(a)(e)	82,760	95,716

Total Options Purchased–Puts (cost $19,712,794)		22,565,911

	Shares

SHORT-TERM INVESTMENTS–27.8%
Investment Companies–27.7%
AllianceBernstein Fixed-Income Shares, Inc.– Government STIF Portfolio, 0.14%(f) (cost $785,278,411)	785,278,411	785,278,411

	Principal Amount (000)
U.S. Treasury Bill–0.1%
U.S. Treasury Bill Zero Coupon 10/04/12–11/08/12 (cost $1,799,880)	$1,800	1,799,880

Total Investments—100.5% (cost $2,697,310,642)		2,847,275,115

Other assets less liabilities—(0.5)%		(14,454,627)

Net Assets—100.0%		$2,832,820,488

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2012	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
ASX SPI 200 Index Futures	57	December 2012	$6,496,725	$6,480,222	$(16,503)
Euro Stoxx 50 Index Futures	914	December 2012	29,963,906	28,834,845	(1,129,061)
FTSE 100 Index Futures	169	December 2012	15,867,834	15,590,839	(276,995)
Hang Seng Index Futures	20	October 2012	2,672,638	2,692,142	19,504

28	Sanford C. Bernstein Fund, Inc.

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2012	Unrealized Appreciation/ (Depreciation)

MSCI Emerging Market Mini Futures	456	December 2012	$22,875,360	$22,663,200	$(212,160)
S&P 500 E Mini Index Futures	4,381	December 2012	314,422,223	314,161,510	(260,713)
S&P TSE 60 Index Futures	68	December 2012	9,729,615	9,693,337	(36,278)
Topix Index Futures	143	December 2012	13,651,672	13,468,093	(183,579)
U.S. T-Bond 30 Yr Futures	193	December 2012	28,804,408	28,829,375	24,967
U.S. T-Note 10 Yr Futures	1,534	December 2012	202,503,798	204,765,031	2,261,233
Ultra Long U.S. T-Bond Futures	17	December 2012	2,820,833	2,808,719	(12,114)

					$178,301

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	GBP	5,578	USD	8,737	11/15/12	$(269,531)
Barclays Bank PLC Wholesale	USD	45,866	EUR	35,383	11/15/12	(377,251)
BNP Paribas SA	CHF	12,104	USD	12,969	11/15/12	89,019
BNP Paribas SA	EUR	49,654	USD	61,378	11/15/12	(2,457,666)
Credit Suisse London Branch (GFX)	GBP	2,039	USD	3,194	11/15/12	(98,415)
Credit Suisse London Branch (GFX)	USD	7,401	AUD	7,123	11/15/12	(40,446)
Deutsche Bank AG London	USD	25,438	GBP	16,404	11/15/12	1,048,156
Deutsche Bank AG London	USD	35,902	JPY	2,811,988	11/15/12	143,063
Goldman Sachs Capital Markets LP	GBP	3,876	USD	6,150	11/15/12	(107,739)
HSBC Bank USA	USD	3,081	EUR	2,454	11/15/12	74,125
Morgan Stanley and Co., Inc.	USD	7,587	EUR	5,776	11/15/12	(161,232)
Royal Bank of Canada	CAD	19,718	USD	19,862	11/15/12	(175,288)
Royal Bank of Canada	GBP	2,345	USD	3,803	11/15/12	16,827
Royal Bank of Canada	USD	16,566	CAD	16,850	11/15/12	557,339
Royal Bank of Scotland PLC	EUR	3,864	USD	4,798	11/15/12	(170,039)
Royal Bank of Scotland PLC	GBP	16,866	USD	26,965	11/15/12	(266,870)
Royal Bank of Scotland PLC	JPY	1,420,875	USD	18,165	11/15/12	(48,461)
Royal Bank of Scotland PLC	USD	21,696	EUR	16,802	11/15/12	(94,766)
UBS AG	USD	9,142	CHF	8,861	11/15/12	286,733
UBS AG	USD	25,328	NOK	149,520	11/15/12	728,870
UBS AG	USD	26,064	SEK	175,061	11/15/12	551,973
Westpac Banking Corp.	USD	24,831	AUD	24,376	11/15/12	358,747

						$(412,852)

PUT OPTIONS WRITTEN (see Note 3)
Description	Contracts	Exercise Price		Expiration Month	U.S. $ Value
STOXX Europe Mid 200 Index(d) (premium received $678,746)	82,760	EUR	190.00	December 2012	$(10,635)

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $100,253,362.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the aggregate market value of these securities amounted to $37,348,614 or 1.3% of net assets.

2012 Annual Report	29

Schedule of Investments (continued)

(d)	One contract relates to 100 shares.
(e)	One contract relates to 1 share.
(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

FTSE—Financial Times Stock Exchange

GDR—Global Depositary Receipt

OJSC—Open Joint Stock Company

REG—Registered Shares

See notes to financial statements.

30	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay B Portfolio

September 30, 2012

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS–TREASURIES–46.7%
Austria–3.2%
Austria Government Bond 3.50%, 9/15/21(a)	EUR	11,864	$17,331,459
4.00%, 9/15/16(a)		11,294	16,446,385

			33,777,844

Belgium–0.8%
Belgium Government Bond Series 52 4.00%, 3/28/18		5,615	8,197,591

Canada–0.6%
Canadian Government Bond 2.00%, 12/01/14	CAD	6,210	6,439,109

Denmark–1.8%
Denmark Government Bond 3.00%, 11/15/21	DKK	98,467	19,531,854

Finland–3.2%
Finland Government Bond 3.875%, 9/15/17	EUR	22,835	33,883,498

Germany–3.4%
Bundesrepublik Deutschland 3.00%, 7/04/20		12,784	18,804,397
Series 2007 4.25%, 7/04/39		9,473	17,180,558

			35,984,955

Japan–8.4%
Japan Government Ten Year Bond Series 288 1.70%, 9/20/17	JPY	3,123,100	42,985,687
Series 296 1.50%, 9/20/18		623,350	8,553,738
Japan Government Thirty Year Bond Series 36 2.00%, 3/20/42		378,950	4,982,255
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29		585,300	8,200,410
Series 128 1.90%, 6/20/31		410,950	5,515,034
Series 48 2.50%, 12/21/20		305,700	4,522,018
Series 76 1.90%, 3/20/25		1,071,400	15,087,137

			89,846,279

Mexico–0.7%
Mexican Bonos Series M 10 7.75%, 12/14/17	MXN	82,870	7,245,240

	Principal Amount (000)		U.S. $ Value

Netherlands–2.7%
Netherlands Government Bond 2.25%, 7/15/22(a)	EUR	18,728	$25,218,567
3.75%, 1/15/23(a)		2,604	3,957,562

			29,176,129

New Zealand–0.8%
New Zealand Government Bond Series 423 5.50%, 4/15/23	NZD	8,190	7,982,468

Singapore–0.7%
Singapore Government Bond 3.125%, 9/01/22	SGD	8,205	7,705,533

South Africa–0.5%
South Africa Government Bond Series R203 8.25%, 9/15/17	ZAR	40,399	5,347,540

United Kingdom–7.9%
United Kingdom Gilt 1.00%, 9/07/17	GBP	4,835	7,912,956
1.75%, 1/22/17		9,999	16,965,807
2.00%, 1/22/16		6,631	11,281,562
3.75%, 9/07/19		14,509	27,654,097
4.00%, 3/07/22		2,329	4,577,540
4.50%, 12/07/42		3,995	8,276,275
8.00%, 6/07/21		2,870	7,168,419

			83,836,656

United States–12.0%
U.S. Treasury Bonds 6.125%, 11/15/27	U.S.$	6,986	10,513,930
U.S. Treasury Notes 1.375%, 9/30/18		11,794	12,166,242
1.50%, 3/31/19		39,303	40,690,868
2.375%, 6/30/18		8,649	9,422,004
3.75%, 11/15/18		32,287	37,896,866
4.50%, 5/15/17(b)		14,597	17,216,476

			127,906,386

Total Governments—Treasuries (cost $474,825,549)			496,861,082

GOVERNMENTS–SOVEREIGN AGENCIES–9.2%
Australia–1.0%
Suncorp-Metway Ltd. 4.00%, 1/16/14	GBP	6,256	10,534,558

Canada–0.9%
Canada Housing Trust No 1 2.75%, 9/15/14(a)	CAD	2,440	2,557,619
3.35%, 12/15/20(a)		4,155	4,643,279
4.10%, 12/15/18(a)		2,340	2,699,367

			9,900,265

2012 Annual Report	31

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value

Germany–1.3%
Kreditanstalt fuer Wiederaufbau 2.05%, 2/16/26		JPY	828,000	$11,826,002
Landwirtschaftliche Rentenbank 3.75%, 2/11/16		EUR	1,201	1,712,094

				13,538,096

Japan–4.2%
Development Bank of Japan, Inc. 2.30%, 3/19/26		JPY	840,000	12,476,013
Japan Finance Organization for Municipalities 1.90%, 6/22/18			1,500,000	21,026,909
2.00%, 5/09/16			860,000	11,774,562

				45,277,484

Netherlands–1.4%
Fortis Bank Nederland NV 3.375%, 5/19/14		EUR	1,419	1,915,572
ING Bank NV 3.375%, 3/03/14			2,665	3,572,678
LeasePlan Corp. NV 3.25%, 5/22/14			1,172	1,578,310
NIBC Bank NV 3.50%, 4/07/14			3,481	4,689,943
SNS Bank NV 3.50%, 3/10/14			2,068	2,777,707

				14,534,210

South Korea–0.1%
Korea Development Bank (The) 3.25%, 3/09/16		U.S.$	1,229	1,289,657

United Kingdom–0.3%
Network Rail Infrastructure Finance PLC 4.40%, 3/06/16		CAD	2,760	3,018,944

Total Governments—Sovereign Agencies (cost $91,740,779)				98,093,214

CORPORATES—INVESTMENT GRADES–6.8%
Industrial–3.6%
Basic–0.0%
EI du Pont de Nemours & Co. 3.25%, 1/15/15		U.S.$	250	265,541

Capital Goods–0.5%
Caterpillar Financial Services Corp. 2.85%, 6/01/22			1,751	1,808,301
General Dynamics Corp. 3.875%, 7/15/21			1,525	1,727,052
John Deere Capital Corp. 2.80%, 1/27/23			1,870	1,931,523

				5,466,876

Communications—Telecommunications–0.5%
AT&T, Inc. 3.00%, 2/15/22			1,775	1,876,521

Verizon Communications, Inc. 4.60%, 4/01/21	U.S.$		1,354	$1,606,023
5.25%, 4/15/13			230	235,967
Vodafone Group PLC 2.50%, 9/26/22			1,930	1,927,114

				5,645,625

Consumer Cyclical—Automotive–0.4%
American Honda Finance Corp. 6.25%, 7/16/13	EUR		1,550	2,082,678
Toyota Motor Credit Corp. 3.30%, 1/12/22	U.S.$		1,785	1,935,306

				4,017,984

Consumer Cyclical—Entertainment–0.2%
Walt Disney Co. (The) 2.75%, 8/16/21			1,625	1,710,452

Consumer Cyclical—Restaurants–0.2%
McDonald’s Corp. 1.875%, 5/29/19			1,905	1,976,217

Consumer Cyclical—Retailers–0.2%
Wal-Mart Stores, Inc. 4.25%, 4/15/21			1,435	1,687,497

Consumer Non-Cyclical–0.8%
Abbott Laboratories 4.125%, 5/27/20			460	530,880
Baxter International, Inc. 2.40%, 8/15/22			1,630	1,641,848
4.25%, 3/15/20			257	294,215
GlaxoSmithKline Capital, Inc. 4.375%, 4/15/14			235	249,228
Kimberly-Clark Corp. 3.875%, 3/01/21			1,285	1,456,448
Novartis Capital Corp. 2.90%, 4/24/15			255	270,810
Pepsico, Inc. 4.00%, 3/05/42			1,785	1,871,919
Philip Morris International, Inc. 2.50%, 8/22/22			1,940	1,943,864
Roche Holdings, Inc. 5.50%, 3/04/15	GBP		10	17,881

				8,277,093

Energy–0.7%
BP Capital Markets PLC 3.245%, 5/06/22	U.S.$		1,885	1,994,666
ConocoPhillips 4.60%, 1/15/15			235	256,519
Occidental Petroleum Corp. 1.50%, 2/15/18			1,712	1,742,434
Schlumberger Finance BV 5.25%, 9/05/13	EUR		185	247,973
Schlumberger Norge AS 4.20%, 1/15/21(a)	U.S.$		745	840,573
Schlumberger Oilfield UK PLC 4.20%, 1/15/21(a)			506	570,913

32	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

Shell International Finance BV 1.125%, 8/21/17	U.S.$	1,940	$1,946,718
3.25%, 9/22/15		250	270,100

			7,869,896

Technology–0.1%
Hewlett-Packard Co. 4.65%, 12/09/21		782	815,387
Oracle Corp. 5.75%, 4/15/18		230	285,417

			1,100,804

			38,017,985

Financial Institutions–2.7%
Banking–2.1%
BB&T Corp. 1.60%, 8/15/17		1,945	1,979,946
BNP Paribas SA 2.375%, 9/14/17		1,935	1,943,361
Citigroup, Inc. 4.50%, 1/14/22		2,440	2,679,076
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22		1,830	2,107,933
HSBC Holdings PLC 4.00%, 3/30/22		1,850	1,984,896
JPMorgan Chase & Co. 4.50%, 1/24/22		2,420	2,684,385
Lloyds TSB Bank PLC 4.20%, 3/28/17		2,180	2,405,305
Nordea Bank AB 3.125%, 3/20/17(a)		1,821	1,904,402
PNC Funding Corp. 3.30%, 3/08/22		1,810	1,939,866
Svenska Handelsbanken AB 2.875%, 4/04/17		1,850	1,946,968
Vesey Street Investment Trust I 4.404%, 9/01/16		646	688,921

			22,265,059

Finance–0.2%
General Electric Capital Corp. 2.30%, 4/27/17		2,600	2,672,644

Insurance–0.4%
Berkshire Hathaway, Inc. 3.40%, 1/31/22		1,800	1,923,599
UnitedHealth Group, Inc. 4.375%, 3/15/42		1,800	1,922,816

			3,846,415

			28,784,118

Utility–0.3%
Electric–0.3%
Carolina Power & Light Co. 2.80%, 5/15/22		1,900	1,977,012
Southern California Edison Co. 3.875%, 6/01/21		632	716,812

			2,693,824

Non Corporate Sectors–0.2%
Agencies—Not Government Guaranteed–0.2%
Temasek Financial I Ltd. 2.375%, 1/23/23(a)	U.S.$	2,330	$2,327,421

Total Corporates–Investment Grades (cost $67,749,628)			71,823,348

MORTGAGE PASS—THROUGHS–3.7%
Agency Fixed Rate 30-Year–3.7%
Federal National Mortgage Association 6.00%, 4/01/38–5/01/41		30,543	33,827,864
Series 2008 6.00%, 5/01/38		4,519	5,004,063

Total Mortgage Pass-Throughs (cost $38,572,102)			38,831,927

		Shares

COMMON STOCKS–3.1%

Equity: Other–1.1%
Diversified/Specialty–0.8%
Artis Real Estate Investment Trust		2,804	46,719
BioMed Realty Trust, Inc.		4,470	83,678
British Land Co. PLC		53,842	454,758
Canadian Real Estate Investment Trust		3,888	166,182
CapitaLand Ltd.		46,000	118,488
China Overseas Land & Investment Ltd.		72,000	182,007
Cofinimmo		1,240	137,723
Digital Realty Trust, Inc.		1,930	134,811
Duke Realty Corp.		7,790	114,513
Dundee Real Estate Investment Trust		7,736	296,346
Evergrande Real Estate Group Ltd.		704,000	276,669
GPT Group		22,220	78,111
Hang Lung Properties Ltd.		43,000	146,410
Henderson Land Development Co., Ltd.		21,000	149,851
Kerry Properties Ltd.		18,000	90,886
Land Securities Group PLC		16,191	199,542
Lexington Realty Trust		24,430	235,994
LPN Development PCL (NVDR)		184,100	112,430
Mapletree Commercial Trust		136,000	129,555
Mitsubishi Estate Co., Ltd.		37,000	707,444
Mitsui Fudosan Co., Ltd.		39,000	779,322
Morguard Real Estate Investment Trust		635	11,549
New World Development Co., Ltd.		259,000	398,454
Soho China Ltd.		111,000	67,892

2012 Annual Report	33

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Spirit Realty Capital, Inc.(c)	20,131	$312,031
Sumitomo Realty & Development Co., Ltd.	17,000	450,473
Sun Hung Kai Properties Ltd.	57,626	838,484
Suntec Real Estate Investment Trust	124,000	149,651
Supalai PCL	166,200	107,992
Swire Properties Ltd.	77,400	238,919
Telecity Group PLC	13,207	191,250
Tokyu Land Corp.	8,000	42,752
UOL Group Ltd.	59,135	275,270
Vornado Realty Trust	2,550	206,678
Weyerhaeuser Co.	13,930	364,130
Wharf Holdings Ltd.	74,000	508,844
Wheelock & Co., Ltd.	13,000	55,850

		8,861,658

Health Care–0.3%
Chartwell Seniors Housing Real Estate Investment Trust	17,990	186,469
HCP, Inc.	13,510	600,925
Health Care REIT, Inc.	10,377	599,272
Healthcare Realty Trust, Inc.	5,650	130,233
LTC Properties, Inc.	5,290	168,487
Medical Properties Trust, Inc.	20,700	216,315
Omega Healthcare Investors, Inc.	10,700	243,211
Senior Housing Properties Trust	6,000	130,680
Ventas, Inc.	10,530	655,492

		2,931,084

Triple Net–0.0%
Entertainment Properties Trust	5,290	235,035

		12,027,777

Retail–0.9%
Regional Mall–0.4%
CBL & Associates Properties, Inc.	5,220	111,395
General Growth Properties, Inc.	32,630	635,632
Glimcher Realty Trust	20,623	217,985
Simon Property Group, Inc.	10,778	1,636,208
Westfield Group	81,780	859,377

		3,460,597

Shopping Center/Other Retail–0.5%
Aeon Mall Co., Ltd.	9,900	241,738
American Realty Capital Trust, Inc.	35,220	413,131
Citycon OYJ	38,820	116,544
Corio NV	7,865	334,397
Eurocommercial Properties NV	6,200	234,895
Inland Real Estate Corp.	14,520	119,790
Japan Retail Fund Investment Corp.	139	248,189
Kimco Realty Corp.	14,800	299,996
Klepierre	8,110	284,148
Link REIT (The)	44,093	208,555
Mercialys SA	5,050	104,155
Regency Centers Corp.	8,370	407,870
Retail Opportunity Investments Corp.	27,979	360,090
RioCan Real Estate Investment Trust (Toronto)	4,999	140,700
Tanger Factory Outlet Centers	8,440	272,865
Unibail-Rodamco SE	4,260	848,870

Weingarten Realty Investors	13,290	$373,582
Westfield Retail Trust	139,780	417,371

		5,426,886

		8,887,483

Residential–0.4%
Multi-Family–0.3%
Ascott Residence Trust	149,000	152,167
Associated Estates Realty Corp.	23,580	357,473
AvalonBay Communities, Inc.	2,320	315,497
Berkeley Group Holdings PLC(c)	7,290	165,692
Boardwalk Real Estate Investment Trust	2,320	153,369
Brookfield Incorporacoes SA	46,500	90,603
China Vanke Co., Ltd.–Class B	133,000	166,686
Equity Residential	6,330	364,165
GSW Immobilien AG	6,230	231,327
KWG Property Holding Ltd.	365,300	200,350
Mirvac Group	229,292	339,105
Northern Property Real Estate Investment Trust	2,681	85,576
Rossi Residencial SA	33,200	82,376
Stockland	178,260	614,946

		3,319,332

Self Storage–0.1%
CubeSmart	8,250	106,178
Extra Space Storage, Inc.	14,570	484,453
Public Storage	2,220	308,957
Sovran Self Storage, Inc.	4,100	237,185

		1,136,773

		4,456,105

Office–0.4%
Office–0.4%
Allied Properties Real Estate Investment Trust	6,657	216,483
Boston Properties, Inc.	3,841	424,853
Brandywine Realty Trust	8,670	105,687
Castellum AB	15,144	205,130
Cominar Real Estate Investment Trust	10,648	261,245
Commonwealth Property Office Fund	121,457	130,119
Corporate Office Properties Trust	9,562	229,201
Douglas Emmett, Inc.	10,460	241,312
Dundee International Real Estate Investment Trust	8,260	92,422
Hongkong Land Holdings Ltd.	34,000	203,759
Hufvudstaden AB–Class A	23,380	290,223
Japan Excellent, Inc.	27	148,893
Japan Real Estate Investment Corp.	19	191,205
Kenedix Realty Investment Corp.–Class A	8	28,767
Kilroy Realty Corp.	2,499	111,905
Liberty Property Trust	4,910	177,938
Mack-Cali Realty Corp.	9,400	250,040
Nippon Building Fund, Inc.	23	247,918
Orix JREIT, Inc.	42	205,146
Parkway Properties, Inc./MD	6,899	92,240
Piedmont Office Realty Trust, Inc.	4,740	82,192
SL Green Realty Corp.	3,348	268,074

		4,204,752

34	Sanford C. Bernstein Fund, Inc.

Company			Shares	U.S. $ Value

Lodging–0.2%
Lodging–0.2%
Far East Hospitality Trust(c)			130,000	$109,640
FelCor Lodging Trust, Inc.(c)			71,020	336,635
Great Eagle Holdings Ltd.			59,000	178,758
Host Hotels & Resorts, Inc.			6,230	99,991
Intercontinental Hotels Group PLC			9,950	261,284
LaSalle Hotel Properties			3,020	80,604
Pebblebrook Hotel Trust			11,990	280,446
RLJ Lodging Trust			21,270	402,216
Strategic Hotels & Resorts, Inc.(c)			48,180	289,562

				2,039,136

Industrials–0.1%
Industrial Warehouse Distribution–0.1%
Global Logistic Properties Ltd.			122,000	248,686
Hopewell Holdings Ltd.			20,000	68,788
Mapletree Logistics Trust			261,000	238,673
ProLogis, Inc.			7,112	249,133
Segro PLC			49,030	180,100

				985,380

Mixed Office Industrial–0.0%
Goodman Group			63,504	259,556

				1,244,936

Total Common Stocks (cost $28,411,793)				32,860,189

	Principal Amount (000)
AGENCIES–2.5%
Agency Debentures–1.4%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20	U.S.$		16,539	14,609,080

Agency Subordinated–1.1%
Federal Home Loan Mortgage Corp. 1.75%, 5/30/19			7,500	7,766,633
2.375%, 1/13/22			4,154	4,357,712

				12,124,345

Total Agencies (cost $23,892,418)				26,733,425

INFLATION-LINKED SECURITIES–2.5%
United States–2.5%
U.S. Treasury Inflation Index 2.50%, 7/15/16 (TIPS)(b) (cost $25,278,930)			22,510	26,134,253

	Shares

INVESTMENT COMPANIES–1.2%
Funds and Investment Trusts–1.2%
Vanguard MSCI Emerging Markets ETF (cost $12,295,822)			315,970	13,191,748

LOCAL GOVERNMENTS—PROVINCIAL BONDS–0.7%
Canada–0.7%
Province of British Columbia 3.25%, 12/18/21		CAD	3,237	$3,501,696
Province of Manitoba Canada 3.85%, 12/01/21			2,950	3,321,008
Province of Ontario Canada 4.25%, 12/11/13		EUR	350	471,612
Province of Quebec Canada 4.25%, 2/27/13			350	457,008

Total Local Governments—Provincial Bonds (cost $7,272,420)				7,751,324

	Contracts

OPTIONS PURCHASED—PUTS–0.3%
Option on Equity Indices–0.3%
S&P 500 Index Expiration: Dec 2012, Exercise Price: $ 1,450.00(c)(d) (cost $2,510,136)			612	3,130,380

	Principal Amount (000)
QUASI-SOVEREIGNS–0.2%
Quasi-Sovereign Bonds–0.2%
South Korea–0.2%
Korea National Oil Corp. 3.125%, 4/03/17(a) (cost $1,848,117)	U.S.$		1,850	1,943,869

COVERED BONDS–0.2%
Canada–0.2%
Bank of Nova Scotia 1.75%, 3/22/17(a) (cost $1,798,220)			1,800	1,870,560

RIGHTS–0.0%
Residential–0.0%
Brookfield Incorporacoes SA(c) (cost $0)		BRL	13,839	5,871

	Shares

SHORT-TERM INVESTMENTS–22.3%
Investment Companies–22.3%
AllianceBernstein Fixed-Income Shares, Inc.– Government STIF Portfolio, 0.14%(e) (cost $237,194,468)			237,194,468	237,194,468

Total Investments—99.4% (cost $1,013,390,382)				1,056,425,658

Other assets less liabilities—0.6%				6,845,403

Net Assets—100.0%				$1,063,271,061

2012 Annual Report	35

Schedule of Investments (continued)

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2012	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
ASX SPI 200 Index Futures	33	December 2012	$3,766,766	$3,751,708	$(15,058)
Euro Stoxx 50 Index Futures	507	December 2012	16,607,373	15,994,821	(612,552)
FTSE 100 Index Futures	97	December 2012	9,138,622	8,948,588	(190,034)
Hang Seng Index Futures	12	October 2012	1,593,512	1,615,285	21,773
Russell 2000 Mini Index Futures	49	December 2012	4,171,151	4,088,560	(82,591)
S&P 500 E Mini Index Futures	3,045	December 2012	220,228,917	218,356,950	(1,871,967)
S&P Mid Cap 400 E Mini Index Futures	53	December 2012	5,350,847	5,228,450	(122,397)
S&P TSE 60 Index Futures	33	December 2012	4,730,457	4,704,120	(26,337)
Topix Index Futures	82	December 2012	7,672,657	7,722,963	50,306

Sold Contracts
10 Yr Australian T-Bond Futures	8	December 2012	1,034,171	1,053,004	(18,833)
10 Yr Japan Govt Bond Futures	9	December 2012	16,600,385	16,628,780	(28,395)
German Euro Bobl Futures	160	December 2012	25,835,540	25,842,864	(7,324)
German Euro Bond Futures	51	December 2012	9,246,232	9,291,257	(45,025)
German Euro Schartz Futures	22	December 2012	3,133,248	3,130,176	3,072
Govt of Canada Bond 10 Yr Futures	13	December 2012	1,798,760	1,815,319	(16,559)
JGB Mini 10 Yr Futures	45	December 2012	8,301,965	8,317,273	(15,308)
U.S. T-Bond 30 Yr Futures	279	December 2012	41,640,281	41,675,625	(35,344)
U.S. T-Note 2 Yr Futures	64	December 2012	14,107,892	14,114,000	(6,108)
U.S. T-Note 5 Yr Futures	634	December 2012	78,689,252	79,017,203	(327,951)
U.S. T-Note 10 Yr Futures	62	December 2012	8,224,139	8,276,031	(51,892)
UK Long Gilt Bond Futures	51	December 2012	9,900,245	9,933,632	(33,387)
Ultra Long U.S. T-Bond Futures	43	December 2012	7,134,568	7,104,406	30,162

					$(3,401,749)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America NA	NZD	5,859	USD	4,839	10/11/12	$(13,618)
Barclays Bank PLC Wholesale	GBP	53,577	USD	86,973	10/24/12	463,070
Barclays Bank PLC Wholesale	USD	6,932	GBP	4,426	11/15/12	213,866
Barclays Bank PLC Wholesale	JPY	597,500	USD	7,683	11/16/12	24,142
Barclays Bank PLC Wholesale	USD	818	SEK	5,437	12/14/12	7,541
Citibank NA	CAD	26,106	USD	26,723	11/09/12	190,157
Credit Suisse London Branch (GFX)	USD	821	EUR	629	12/14/12	(11,693)
Deutsche Bank AG London	NZD	3,869	USD	3,153	10/11/12	(52,369)
Deutsche Bank AG London	MXN	94,666	USD	7,164	10/18/12	(178,837)
Deutsche Bank AG London	USD	2,858	GBP	1,843	11/15/12	117,761
Deutsche Bank AG London	USD	10,100	JPY	792,198	11/15/12	55,071
Goldman Sachs Capital Markets LP	ZAR	47,396	USD	5,619	10/04/12	(74,176)
Goldman Sachs Capital Markets LP	EUR	6,026	USD	7,784	10/24/12	38,526
HSBC BankUSA	EUR	50,925	USD	62,573	10/17/12	(2,877,945)
HSBC BankUSA	USD	10,539	EUR	8,520	11/15/12	414,675
HSBC BankUSA	USD	383	GBP	240	12/14/12	4,513

36	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

HSBC BankUSA	USD	993	NOK	5,771	12/14/12	$12,093
JPMorgan Chase Bank, NA	GBP	4,874	USD	7,903	10/24/12	32,813
JPMorgan Chase Bank, NA	DKK	114,800	USD	19,964	11/08/12	161,876
JPMorgan Chase Bank, NA	JPY	28,708	USD	366	12/14/12	(2,371)
Royal Bank of Canada	USD	5,348	CAD	5,371	11/15/12	109,990
Royal Bank of Scotland PLC	USD	8,197	EUR	6,272	10/24/12	(135,406)
Royal Bank of Scotland PLC	USD	1,608	AUD	1,545	11/15/12	(11,114)
Royal Bank of Scotland PLC	USD	1,069	CAD	1,045	11/15/12	(6,646)
Royal Bank of Scotland PLC	USD	2,157	EUR	1,673	11/15/12	(6,632)
Royal Bank of Scotland PLC	EUR	1,466	USD	1,878	12/14/12	(7,137)
Standard Chartered Bank	SGD	9,693	USD	7,757	10/05/12	(140,302)
Standard Chartered Bank	JPY	10,838,546	USD	139,195	11/16/12	259,657
State Street Bank & Trust Co.	NZD	17	USD	14	10/11/12	(51)
State Street Bank & Trust Co.	AUD	155	USD	161	12/14/12	1,161
State Street Bank & Trust Co.	CAD	286	USD	292	12/14/12	1,934
State Street Bank & Trust Co.	GBP	151	USD	245	12/14/12	1,113
State Street Bank & Trust Co.	USD	161	AUD	156	12/14/12	(292)
State Street Bank & Trust Co.	USD	183	NZD	222	12/14/12	159
UBS AG	EUR	74,781	USD	97,732	10/24/12	1,614,040
UBS AG	USD	3,909	CHF	3,789	11/15/12	122,608
Westpac Banking Corp.	USD	4,003	AUD	3,879	11/15/12	5,622
Westpac Banking Corp.	USD	352	AUD	343	12/14/12	1,351

						$335,150

TOTAL RETURN SWAP CONTRACTS (see Note 3)
Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	MSCI Daily TR Net Ex USA USD	139,757	0.22%	$23,434	5/15/13	Deutsche Bank AG	$(602,771)

Pay Total Return on Reference Index
Pay	FTSE EPRA/NAREIT Developed Real Estate Index	1,107	0.22%	3,772	6/17/13	UBS AG	87,325
Pay	FTSE EPRA/NAREIT Developed Real Estate Index	1,547	0.07%	5,271	8/15/13	Deutsche Bank AG	121,792
Pay	FTSE EPRA/NAREIT Developed Real Estate Index	4,731	0.22%	16,120	9/16/13	Morgan Stanley Capital Services LLC	371,723

							$(21,931)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the aggregate market value of these securities amounted to $82,311,976 or 7.7% of net assets.
(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $1,642,790.
(c)	Non-income producing security.
(d)	One contract relates to 100 shares.
(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

2012 Annual Report	37

Schedule of Investments (continued)

CAD—Canadian Dollar

CHF—Swiss Franc

DKK—Danish Krone

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

SGD—Singapore Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

EPRA—European Public Real Estate Association

FTSE—Financial Times Stock Exchange

NAREIT—National Association of Real Estate Investment Trust

NVDR—Non Voting Depositary Receipt

REIT—Real Estate Investment Trust

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

38	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay B Portfolio

September 30, 2012

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–66.4%
Long-Term Municipal Bonds–63.7%
Alabama–0.5%
Alabama Pub Sch & Clg Auth Series 2010A 5.00%, 5/01/19	$3,255	$3,998,051
Birmingham AL Wtrwks Brd Series 2010A 5.00%, 1/01/24	3,650	4,308,022

		8,306,073

Arizona–3.8%
Maricopa Cnty AZ CCD GO 4.00%, 7/01/16	8,440	9,484,197
Phoenix AZ Civic Impt Corp. (Phoenix AZ Civic Impt Airport) 5.00%, 7/01/24	5,305	6,124,251
Pima Cnty AZ Swr Series 2011B 5.00%, 7/01/23–7/01/24	6,585	7,880,126
AGM 5.00%, 7/01/18–7/01/19	10,035	12,153,124
Salt River Proj Agric Impt & Pwr Dist AZ Series 2011A 5.00%, 12/01/24	23,120	28,658,858

		64,300,556

California–3.2%
California Dept Wtr Res Pwr Series 2010 5.00%, 5/01/13(a)	15,815	16,251,178
Series 2010L 5.00%, 5/01/17	7,675	9,163,029
California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13	8,470	8,786,016
Series 2009A 5.25%, 7/01/21	7,255	8,946,648
California Statewide CDA (California General Fund Obl) 4.00%, 6/15/13	4,125	4,231,920
Series 2009 5.00%, 6/15/13	4,410	4,555,133
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009C-2 5.00%,5/01/25	1,025	1,171,503
Series C 5.00%, 5/01/19	730	877,803
NPFGC-RE Series 2006 32F 5.25%, 5/01/18	680	821,617

		54,804,847

	Principal Amount (000)	U.S. $ Value

Colorado–1.7%
Denver CO City & Cnty Arpt (Denver Intl Airport) 5.25%, 11/15/18	$13,135	$15,714,714
5.50%, 11/15/19	4,375	5,385,931
Series 2010 A 5.00%, 11/15/23	300	354,780
Denver CO Urban Renewal Auth (Stapleton) Series 2010B-1 5.00%, 12/01/20	2,875	3,176,013
Regional Trnsp Dist CO (Denver Transit Partners) 5.00%, 7/15/20	2,000	2,348,500
5.125%, 1/15/23	2,000	2,292,960

		29,272,898

District of Columbia–0.7%
Metro Washington Arpt Auth VA Series 2010B 5.00%, 10/01/17–10/01/18	9,895	11,632,409

Florida–6.6%
Broward Cnty FL Half-cent Sales Tax Series 2010A 5.00%, 10/01/18–10/01/20	8,235	9,997,911
Broward Cnty FL Sch Brd COP 5.00%, 7/01/20	7,250	8,524,260
Citizens Ppty Ins Corp. FL 5.25%, 6/01/17	2,855	3,304,491
Series 2010A 5.00%, 6/01/13–6/01/16	16,485	17,499,502
NPFGC Series A 5.00%, 3/01/15	80	86,863
Florida Brd of Ed Lottery 5.00%, 7/01/13	12,825	13,279,775
Series 2010 C 5.00%, 7/01/16	300	347,109
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/16	5,430	6,232,717
Florida St (Florida GO) Series 2011B 5.00%, 6/01/13	2,665	2,749,641
Greater Orlando Aviation FL (Greater Orlando Intl Airport) Series 2010 B 5.00%, 10/01/13	1,535	1,604,060
Jacksonville FL Elec Auth Series 2011-23 5.00%, 10/01/13	2,835	2,968,670
Jacksonville FL Sales Tax 5.00%, 10/01/21	2,500	2,987,300
Jacksonville FL Spl Rev Appropriation 5.00%, 10/01/18–10/01/19	15,170	18,466,086
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) Series 2011A 5.625%, 10/01/26	2,470	2,830,521

2012 Annual Report	39

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

AGM Series A 5.50%, 10/01/18–10/01/19	$7,425	$8,749,861
Miami-Dade Cnty FL Sch Brd COP
Series 2011A 5.00%, 5/01/31	6,675	7,030,310
Seminole Tribe of FL (Seminole Tribe of FL Gaming) 5.125%, 10/01/17(b)	1,775	1,872,856
Tampa FL Solid Wst Sys 4.00%, 10/01/12	3,840	3,840,000
AGM 4.00%, 10/01/13	1,070	1,102,335

		113,474,268

Georgia–1.4%
Georgia Mun Elec Auth Series 2011A 5.00%, 1/01/20–1/01/21	8,880	10,748,432
Monroe Cnty GA Dev Auth (Oglethorpe Power Corp.) 2.50%, 1/01/38	11,845	11,932,298
Richmond Cnty GA Brd of ED GO 5.00%, 10/01/15	1,615	1,831,248

		24,511,978

Hawaii–1.1%
Honolulu HI City & Cnty GO Series 2011A 5.00%, 8/01/24	5,800	7,117,238
Series 2011B 5.00%, 8/01/24–8/01/25	10,205	12,483,628

		19,600,866

Illinois–6.4%
Chicago IL GO Series 2009 C 5.00%, 1/01/23	1,785	2,031,491
NPFGC Series 2007C 5.00%, 1/01/19	3,915	4,528,559
Chicago IL O’Hare Intl Arpt (O’Hare Intl Arpt) Series 2010D 5.25%, 1/01/19	2,285	2,669,131
Series 2011A 5.00%, 1/01/18–1/01/19	6,670	7,883,099
Series 2011B 5.00%, 1/01/18–1/01/21	6,700	7,940,528
NPFGC Series 2005B 5.25%, 1/01/18	2,450	2,928,044
Chicago IL Transit Auth Fed Hwy Grant (Chicago IL Fed Hwy Grant) AGC 5.00%, 6/01/21	4,685	5,338,323
Illinois Finance Auth (Greenfields of Geneva) Series 2010C 6.25%, 2/15/16	1,645	1,646,563

Illinois Finance Auth (Illinois Institute of Technology) 5.00%, 4/01/20	$1,730	$1,744,878
Illinois Finance Auth (Illinois Unemployment) Series 2012A 5.00%, 6/15/14–6/15/16	18,680	21,213,113
Series 2012B 5.00%, 6/15/19	6,105	6,821,544
Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	2,055	2,048,958
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	1,765	1,768,795
Illinois GO 5.00%, 8/01/18	9,425	10,961,558
Series 2007 B 5.00%, 1/01/13	805	813,815
Series 2010 5.00%, 1/01/18	160	184,384
AMBAC 5.00%, 11/01/15	6,905	7,708,811
NPFGC 5.375%, 4/01/16	3,540	4,018,254
Illinois Sales Tax 5.00%, 6/15/13–6/15/18	14,755	17,003,136

		109,252,984

Kansas–0.1%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	2,125	1,502,821

Kentucky–0.1%
Kentucky Prop & Bldg Comm (Kentucky Lease Prop & Bldg) 4.00%, 11/01/13	1,830	1,899,156

Louisiana–0.7%
Orleans Parish LA Par SD GO AGM 5.00%, 9/01/17–9/01/19	9,705	11,374,584

Massachusetts–2.8%
Massachusetts Dev Fin Agy (Emerson College) Series 2010A 5.00%, 1/01/17–1/01/18	4,615	5,266,987
Massachusetts DOT Met Hwy Sys Series 2010B 5.00%, 1/01/18–1/01/20	7,985	9,517,012
Massachusetts GO 5.25%, 1/01/17 (Pre-refunded/ETM)	1,475	1,492,966
Series 02C 5.25%, 11/01/30 (Pre-refunded/ETM)	1,640	1,646,478
Series 2011A 5.00%, 4/01/25	8,750	10,646,387
AGM 5.25%, 11/01/30 (Pre-refunded/ETM)	3,290	3,302,996

40	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

Massachusetts Port Auth
Series 2010E 5.00%, 7/01/13	$2,000	$2,064,020
Massachusetts Spl Obl (Massachusetts Fed Hwy Grant) 5.00%, 6/15/13	14,090	14,563,847

		48,500,693

Michigan–2.4%
Detroit MI Wtr Supply Sys Series 2011C 5.25%, 7/01/24–7/01/25	9,390	10,345,802
Michigan Finance Auth (Michigan Unemployment) Series 2012B 5.00%, 7/01/22	17,180	19,678,659
Wayne Cnty MI Arpt Auth (Detroit Metro Wayne Cnty Arpt) Series 2010A 4.00%, 12/01/13	7,590	7,867,415
Series 2010C 5.00%, 12/01/13	3,410	3,582,103

		41,473,979

Minnesota–0.7%
Minneapolis MN GO 2.00%, 12/01/14(c)	3,095	3,206,884
Minnesota Pub Fac Auth (Minnesota SRF) Series 2010 C 4.00%, 3/01/13	7,020	7,130,706
Series 2010A 5.00%, 3/01/13	2,400	2,447,712

		12,785,302

Mississippi–1.3%
Mississippi Dev Bank (Mississippi Lease Dept of Corrections) 5.00%, 8/01/22–8/01/23	18,635	21,948,924

Missouri–1.5%
Bi-State Dev Agy MO (St. Louis MO City & Cnty Sales Tax) Series 2010B 4.00%, 10/15/13	18,620	19,192,751
St. Louis MO Arpt (Lambert-St. Louis Intl Arpt) NPFGC 5.50%, 7/01/16	5,980	6,887,764

		26,080,515

Nebraska–0.5%
Omaha NE Pub Pwr Dist Elec Series 2011B 5.00%, 2/01/24	6,420	7,874,002

Nevada–0.8%
Clark Cnty NV Arpt (McCarran Airport) Series 2010 D 5.00%, 7/01/21–7/01/22	1,010	1,191,213

Clark Cnty NV SD GO NPFGC Series 2006C 5.00%, 6/15/21	$4,285	$4,887,728
NPFGC-RE Series 2005 A 5.00%, 6/15/18	210	235,204
NPFGC-RE Series 2005B 5.00%, 6/15/20	6,875	7,645,206

		13,959,351

New Jersey–2.8%
Hudson Cnty NJ Impt Auth (Hudson Cnty NJ Go) Series 2010B 5.00%, 1/01/13	15,275	15,433,860
New Jersey EDA (New Jersey Lease Sch Fac) 5.00%, 3/01/17	1,510	1,760,751
Series 2010DD-1 5.00%, 12/15/17	4,685	5,584,988
Series 2011EE 5.00%, 9/01/18	4,940	5,964,161
5.25%, 9/01/19	2,630	3,209,468
AMBAC Series 2005 K 5.50%, 12/15/19	1,880	2,340,525
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.00%, 1/01/26	11,070	13,983,181

		48,276,934

New York–4.6%
Metropolitan Trnsp Auth NY Series 2012D 5.00%, 11/15/20	14,435	17,615,896
New York NY GO 5.00%, 8/01/13–8/01/17	19,115	20,832,200
New York NY Trnsl Fin Auth Series 2012B 5.00%, 11/01/22	8,495	10,774,973
New York St Dormitory Auth (New York St Pers Income Tax) Series 2012A 5.00%, 12/15/21–12/15/22	22,965	29,229,965

		78,453,034

Ohio–0.8%
Cleveland OH COP Series 2010A 5.00%, 11/15/17	3,000	3,395,010
Columbus OH GO 4.00%, 6/01/13	4,875	4,997,996
Toledo OH City Svcs Spl Assmt Notes Series 2010
4.125%, 12/01/12	4,450	4,465,041

		12,858,047

2012 Annual Report	41

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Oregon–0.6%
Oregon Dept of Admin Svc (Oregon Lottery) Series 2011A 5.25%, 4/01/26	$5,930	$7,298,526
Portland OR Swr Sys 4.00%, 3/01/13	2,445	2,483,044

		9,781,570

Pennsylvania–4.0%
Montgomery Cnty PA IDA (New Regional Medical Ctr) 5.00%, 2/01/16–8/01/18	6,345	7,374,105
Pennsylvania Econ Dev Fin Auth (First Energy Corp.) Series 2010A 3.00%, 11/01/41	5,475	5,493,779
Pennsylvania GO Series 2006 5.00%, 3/01/13	1,245	1,269,601
Series 2010A 5.00%, 7/15/15	5,990	6,742,943
NPFGC-RE 5.00%, 7/01/13	16,560	17,149,702
Pennsylvania Intergov Coop Auth Series 2010 5.00%, 6/15/16–6/15/17	7,000	8,277,830
Pennsylvania Turnpike Comm Series 2011E 5.00%, 12/01/25–12/01/26	13,665	16,297,084
Philadelphia PA GO 5.25%, 8/01/17	2,285	2,635,313
Philadelphia PA Wtr & Wstwtr AGM Series 2010A 5.00%, 6/15/19	2,500	3,029,100

		68,269,457

Puerto Rico–2.7%
Puerto Rico Elec Pwr Auth Series 2010AAA 5.25%, 7/01/21	8,775	9,645,919
Series 2010ZZ 5.00%, 7/01/17	4,525	5,042,977
5.25%, 7/01/19	4,000	4,475,680
Series W 5.50%, 7/01/17	3,240	3,683,070
Puerto Rico GO 5.25%, 7/01/14	1,760	1,857,222
Series 2002A 5.50%, 7/01/18	2,450	2,701,517
NPFGC 6.00%, 7/01/14	6,210	6,632,404
XLCA 5.50%, 7/01/17	1,010	1,124,150
Puerto Rico Hwy & Trnsp Auth 5.50%, 7/01/17 (Pre-refunded/ETM)	825	1,014,239
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) NPFGC Series 2003AA 5.50%, 7/01/17	555	629,564

Puerto Rico Infra Fin Auth Series 2011C 3.00%, 12/15/26	$6,200	$6,275,826
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series 2012U 5.00%, 7/01/20	2,760	2,925,103

		46,007,671

South Carolina–0.1%
Renewable Water Resource Sew Sys SC Series 2010A 5.00%, 1/01/13	2,500	2,529,250

Tennessee–0.5%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) 4.00%, 7/01/13	1,575	1,611,131
5.00%, 7/01/15–7/01/16	5,985	6,634,693

		8,245,824

Texas–5.2%
Austin TX Wtr & Wstwtr Sys 5.00%, 11/15/25–11/15/26	11,990	14,627,684
Dallas TX ISD GO 4.00%, 2/15/13	2,075	2,103,801
Fort Bend TX ISD GO Series 2010 5.00%, 8/15/21	5,205	6,447,381
Hurst-Euless-Bedford TX ISD GO 5.00%, 8/15/20–8/15/24	10,525	12,995,545
Katy TX ISD GO Series 2010 A 4.00%, 2/15/13	1,200	1,216,656
Red River TX Hlth Facs Dev Corp. (MRC Crestview Proj) 6.00%, 11/15/16	1,825	1,868,198
San Antonio TX GO Series 2010 5.00%, 2/01/23	650	786,227
Texas PFA (Texas Workforce Commission) Series 2010B 5.00%, 1/01/20	27,580	28,536,750
Texas St Univ Sys Series 2010B 5.00%, 3/15/13	1,000	1,021,620
Texas Trnsp Comm (Central Texas Turnpike) Series 2009 2.75%, 8/15/42	8,170	8,222,125
Univ of Texas Series 2010A
5.00%, 8/15/22	9,755	11,952,216

		89,778,203

42	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

Virginia–1.2%
Virginia College Bldg Auth (Virginia Lease 21st Century College Prog) Series 2008A 5.00%, 2/01/13	$4,130	$4,195,337
Series F-1 5.00%, 2/01/13	1,725	1,752,289
Virginia Pub Bldg Auth (Virginia Lease Pub Fac) 5.00%, 8/01/13	5,660	5,884,079
Virginia Resources Auth (Virginia Pooled Fing Prog Infrastructure) Series 2012A 5.00%, 11/01/15–11/01/16	6,565	7,540,317
Virginia Trnsp Brd (Virginia Lease Trnsp Fund) 5.00%, 5/15/15	1,770	1,977,285

		21,349,307

Washington–4.8%
Chelan Cnty WA PUD #1 Series 2011A 5.25%, 7/01/22	7,835	9,374,812
Series 2011B 5.50%, 7/01/23	5,540	6,678,470
Clark Cnty WA PUD #1 5.00%, 1/01/21	11,835	13,775,467
Energy Northwest WA (Bonneville Power Admin) Series 2007C 5.00%, 7/01/13	2,130	2,205,530
Series 2011A 5.00%, 7/01/22–7/01/23	14,690	18,123,751
Series 2012A 5.00%, 7/01/13	3,750	3,882,975
Port of Seattle WA 5.00%, 2/01/20	4,430	5,202,858
Series 2010C 5.00%, 2/01/22	5,490	6,377,019
Port of Seattle WA PFC (Port of Seattle WA) Series 2010B 5.00%, 12/01/13	4,370	4,598,944
Snohomish Cnty WA PUD #1 Series 2010A 5.00%, 12/01/19	5,415	6,709,618
Washington St GO Series 2010 E 5.00%, 2/01/13	1,065	1,081,742
Series 2010R-2011C 5.00%, 7/01/13	3,325	3,443,137

		81,454,323

Wisconsin–0.1%
Milwaukee Cnty WI Arpt (Milwaukee General Mitchell Intl Arpt) Series 2010B 5.00%, 12/01/13	$1,000	$1,049,030

Total Long-Term Municipal Bonds (cost $1,028,530,162)		1,090,608,856

Short-Term Municipal Notes–2.7%
Alabama–0.1%
Mobile AL IDB (Exxon Mobil Corp.) 0.20%, 7/15/32(d)	1,200	1,200,000

California–0.1%
California Infra & Eco Dev Bk (J Paul Getty Trust) Series 2010A-2 0.16%, 10/01/47(d)	2,500	2,500,000

Connecticut–0.1%
Connecticut Hlth & ED Fac Auth (Yale Univ) Series 2001V-1 0.16%, 7/01/36(d)	2,500	2,500,000

Illinois–0.1%
Chicago IL Brd of ED GO Series 2010A 0.20%, 3/01/35(d)	1,300	1,300,000

Kansas–0.0%
Wichita KS Hosp Fac (Christi Hlth System) Series 2009 B-2 0.20%, 11/15/39(d)	100	100,000

Kentucky–0.1%
Christian Cnty KY Assoc Cntys Lsng Trst (Kentucky Cntys Assn Lease Prog) 0.20%, 8/01/37(d)	1,065	1,065,000
Kentucky Econ Dev Fin Auth (Baptist Healthcare Sys) 0.20%, 8/15/38(d)	1,200	1,200,000

		2,265,000

Mississippi–1.1%
Mississippi Business Fin Corp. (Chevron USA, Inc.) 0.20%, 11/01/35(d)	5,000	5,000,000
Series 2009 B 0.20%, 12/01/30(d)	4,000	4,000,000
Series 2009E 0.20%, 12/01/30(d)	3,200	3,200,000
Series 2011C
0.20%, 11/01/35(d)	6,000	6,000,000

		18,200,000

2012 Annual Report	43

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

South Dakota–0.1%
South Dakota Hlth & Edl Facs Auth (Regional Health) Series 2008 0.20%, 9/01/27(d)	$795	$795,000

Texas–0.7%
Lower Neches Valley Auth TX (Exxon Mobil Corp.) 0.18%, 11/01/38(d)	8,625	8,625,000
Series A 0.20%, 11/01/29(d)	3,350	3,350,000

		11,975,000

Wyoming–0.3%
Lincoln Cnty WY PCR (Exxon Mobil Corp.) 0.18%, 8/01/15(d)	1,300	1,300,000
Sublette Cnty WY PCR (Exxon Mobil Corp.) 0.18%, 11/01/14(d)	3,300	3,300,000

		4,600,000

Total Short-Term Municipal Notes (cost $45,435,000)		45,435,000

Total Municipal Obligations (cost $1,073,965,162)		1,136,043,856

CORPORATES—INVESTMENT GRADES–3.5%
Financial Institutions–1.8%
Banking–1.8%
Bank of America Corp. 7.375%, 5/15/14	5,665	6,201,198
Bank of New York Mellon Corp. (The) 1.70%, 11/24/14	5,663	5,788,056
Capital One Financial Corp. 2.125%, 7/15/14	2,790	2,846,818
Citigroup, Inc. 2.65%, 3/02/15	5,500	5,633,799
Goldman Sachs Group, Inc. (The) 5.50%, 11/15/14	2,627	2,850,818
JPMorgan Chase & Co. 1.875%, 3/20/15	6,360	6,488,847

		29,809,536

Industrial–1.7%
Capital Goods–0.4%
United Technologies Corp. 1.20%, 6/01/15	6,525	6,642,444

Communications—Telecommunications–0.7%
AT&T, Inc. 5.10%, 9/15/14	5,377	5,846,466
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, 2/01/14	5,600	5,956,725

		11,803,191

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical—Automotive–0.3%
Daimler Finance North America LLC 6.50%, 11/15/13	$2,766	$2,944,429
Ford Motor Credit Co. LLC 7.00%, 4/15/15	2,310	2,587,200

		5,531,629

Technology–0.3%
Hewlett-Packard Co. 6.125%, 3/01/14	5,286	5,635,241

		29,612,505

Total Corporates—Investment Grades (cost $58,518,463)		59,422,041

	Contracts
OPTIONS PURCHASED—PUTS–0.3%
Options on Equity Indices–0.3%
S&P 500 Index Expiration: Dec 2012, Exercise Price: $ 1,450.00(e)(f) (cost $4,060,514)	990	5,063,850

	Shares
INVESTMENT COMPANIES–0.0%
Funds and Investment Trusts–0.0%
Vanguard MSCI Emerging Markets ETF (cost $156,997)	3,620	151,135

SHORT-TERM INVESTMENTS–28.0%
Investment Companies–27.9%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.14%(g) (cost $477,777,118)	477,777,118	477,777,118

Principal Amount (000)
U.S. Treasury Bill–0.1%
U.S. Treasury Bill Zero Coupon, 10/25/12 (cost $2,499,831)	$2,500	2,499,831

Total Short-Term Investments (cost $480,276,949)		480,276,949

Total Investments—98.2% (cost $1,616,978,085)		1,680,957,831

Other assets less liabilities—1.8%		31,179,149

Net Assets—100.0%		$1,712,136,980

44	Sanford C. Bernstein Fund, Inc.

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2012	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
ASX SPI 200 Index Futures	41	December 2012	$4,678,980	$4,661,212	$(17,768)
Euro Stoxx 50 Index Futures	638	December 2012	20,903,461	20,127,605	(775,856)
FTSE 100 Index Futures	122	December 2012	11,495,949	11,254,925	(241,024)
Hang Seng Index Futures	16	October 2012	2,117,968	2,153,713	35,745
MSCI Emerging Market Mini Futures	335	December 2012	16,947,572	16,649,500	(298,072)
Russell 2000 Mini Index Futures	80	December 2012	6,810,208	6,675,200	(135,008)
S&P 500 E Mini Index Futures	4,997	December 2012	361,726,559	358,334,870	(3,391,689)
S&P Mid Cap 400 E Mini Index Futures	87	December 2012	8,782,812	8,582,550	(200,262)
S&P TSE 60 Index Futures	42	December 2012	6,008,089	5,987,061	(21,028)
Topix Index Futures	103	December 2012	9,665,089	9,700,794	35,705

Sold Contracts
U.S. T-Bond 30 Yr Futures	294	December 2012	43,879,006	43,916,250	(37,244)
U.S. T-Note 2 Yr Futures	101	December 2012	22,264,018	22,273,656	(9,638)
U.S. T-Note 5 Yr Futures	1,215	December 2012	150,800,380	151,428,868	(628,488)
U.S. T-Note 10 Yr Futures	594	December 2012	78,721,891	79,289,719	(567,828)

					$(6,252,455)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	$8,452	GBP	5,396	11/15/12	$260,737
Deutsche Bank AG London	USD	6,581	GBP	4,244	11/15/12	271,176
Deutsche Bank AG London	USD	14,115	JPY	1,105,542	11/15/12	56,246
HSBC BankUSA	USD	16,357	EUR	13,224	11/15/12	643,623
Royal Bank of Canada	USD	7,752	CAD	7,814	11/15/12	188,789
Royal Bank of Scotland PLC	USD	2,595	EUR	2,012	11/15/12	(7,976)
UBS AG	EUR	1,386	USD	1,708	11/15/12	(73,410)
UBS AG	USD	5,734	CHF	5,558	11/15/12	179,851
Westpac Banking Corp.	USD	5,705	AUD	5,532	11/15/12	11,711

						$1,530,747

TOTAL RETURN SWAP CONTRACTS (see Note 3)
Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Receive Total Return on Reference Index
Receive	MSCI Daily TR Gross Ex USA USD	163,959	0.37%	$26,033	5/15/13	Deutsche Bank AG	$709,382
Receive	MSCI Daily TR Gross Ex USA USD	77,432	0.67%	30,131	12/17/12	JPMorgan Chase Bank NA	2,377,969

							$3,087,351

2012 Annual Report	45

Schedule of Investments (continued)

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $2,718,977.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the market value of this security amounted to $1,872,856 or 0.1% of net assets.
(c)	When-Issued or delayed delivery security.
(d)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(e)	Non-income producing security.
(f)	One contract relates to 100 shares.
(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of September 30, 2012, the Fund held 7.4% of net assets in insured bonds (of this amount 2.6% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CCD—Community College District

CDA—Community Development Authority

COP—Certificate of Participation

DOT—Department of Transportation

EDA—Economic Development Agency

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

FTSE—Financial Times Stock Exchange

GO—General Obligation

IDA—Industrial Development Authority/Agency

IDB—Industrial Development Board

ISD—Independent School District

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

PCR—Pollution Control Revenue Bond

PFA—Public Finance Authority

PFC—Passenger Facility Charge

PUD—Public Utility District

SD—School District

SRF—State Revolving Fund

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

46	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay C Portfolio

September 30, 2012

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–68.5%
Long-Term Municipal Bonds–66.2%
California–53.0%
Bay Area Toll Auth CA 5.00%, 4/01/24(a)	$6,500	$8,014,175
California Dept Wtr Res Pwr Series 2010 5.00%, 5/01/13	4,680	4,809,074
Series 2010L 5.00%, 5/01/17	5,410	6,458,891
Series 2011N 5.00%, 5/01/13	4,920	5,055,694
California DOT Fed Hwy Grant NPFGC-RE Series A 5.00%, 2/01/14	1,300	1,381,081
California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13	1,670	1,732,308
Series 2009 A 5.00%, 7/01/17	2,115	2,528,800
Series A 5.00%, 7/01/20	2,600	3,183,466
AGM Series 2004A 5.25%, 7/01/13	1,930	2,002,008
NPFGC Series A 5.25%, 7/01/13	2,695	2,795,550
California GO Series 2011A 5.00%, 10/01/20	1,500	1,835,895
NPFGC-RE 5.00%, 11/01/23	3,200	3,726,848
California Hlth Fac Fin Auth (Cedars-Sinai Med Ctr) 3.00%, 8/15/13	1,810	1,848,752
California Infra & Eco Dev Bk (Broad Collection) Series 2011A 5.00%, 6/01/21	3,000	3,761,160
California Infra & Eco Dev Bk (Workers Comp Spl Assmt) AMBAC 5.25%, 10/01/13	6,220	6,522,914
California Mun Fin Auth (UTS BioEnergy LLC) Series 2011A-2 3.95%, 12/01/15(a)	945	963,550
California Pub Wks Brd (Univ of California Lease) 5.00%, 12/01/23	3,215	3,949,113
	Principal Amount (000)	U.S. $ Value

Series 2010C1 5.00%, 3/01/21	$1,500	$1,828,125

California State Univ Series 2011A 5.25%, 11/01/26	2,035	2,461,190
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	3,925	4,054,172
California Statewide CDA (Odd Fellows Home) Series 2012A 5.00%, 4/01/21(a)	1,000	1,171,060
Chino Basin CA Reg Fin Auth (Inland Empire Utilities Agency) Series 2010A 5.00%, 8/01/20–8/01/21	7,430	8,940,867
Contra Costa CA Wtr Dist Series 2011P 4.00%, 10/01/13	3,715	3,853,644
Golden St Tobacco Sec CA 5.625%, 6/01/38 (Pre-refunded/ETM)	1,005	1,040,929
6.25%, 6/01/33 (Pre-refunded/ETM)	5,790	6,018,937
6.75%, 6/01/39 (Pre-refunded/ETM)	6,050	6,311,239
Series B 5.50%, 6/01/43 (Pre-refunded/ETM)	2,125	2,199,226
Livermore-Amador Vy Wtr CA 5.00%, 8/01/14	2,910	3,140,705
Long Beach CA Bond Fin Auth (Long Beach CA Lease Aquarium) 5.00%, 11/01/22	1,460	1,750,832
Long Beach CA Harbor Series B 5.00%, 5/15/22	2,000	2,432,940
NPFGC-RE Series 1998A 6.00%, 5/15/18	3,305	4,069,116
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2010A 5.00%, 5/15/25	1,500	1,794,180
Series 2010D 5.25%, 5/15/28	4,145	4,991,533
Los Angeles CA Harbor Dept 5.00%, 8/01/19	1,500	1,826,430
Los Angeles CA Lease Judgement Bds Series 2010A 5.00%, 6/01/13	2,000	2,060,940
Los Angeles CA USD COP 5.00%, 12/01/13	3,205	3,366,756
AMBAC Series 2007A 5.00%, 10/01/16	105	118,935
Los Angeles CA USD GO 5.25%, 7/01/25	160	190,675

2012 Annual Report	47

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Series 2011A-1 4.00%, 7/01/14	$3,090	$3,287,636
AGM 5.00%, 7/01/23 (Pre-refunded/ETM)	3,500	3,624,635
AGM Series A 5.25%, 7/01/20 (Pre-refunded/ETM)	1,100	1,141,217
Los Angeles Cnty CA Met Sales Tax (Los Angeles Cnty CA MTA Sales Tax) Series 2011A 4.00%, 7/01/13	1,485	1,526,729
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles Cnty CA MTA Sales Tax) Series 2012B 5.00%, 7/01/24	7,400	9,149,582
Orange Cnty CA Santn COP Series 2011A 3.00%, 8/01/13	2,050	2,097,109
4.00%, 8/01/14	3,095	3,302,984
Port of Oakland CA Series 2012P 5.00%, 5/01/24(a)	5,000	5,777,450
NPFGC Series 2007A 5.00%, 11/01/13	1,815	1,901,666
Sacramento CA USD GO 5.00%, 7/01/25	2,380	2,723,934
San Diego CA CCD GO 5.00%, 8/01/26	3,440	4,193,463
San Diego CA Pub Fac Fin Auth (San Diego CA Swr) 5.00%, 5/15/21–5/15/22	7,310	8,860,929
San Diego Cnty CA Wtr Auth 5.00%, 5/01/24	3,250	3,940,788
Series 2011A 5.00%, 5/01/25	1,610	1,941,048
San Francisco CA Bay Area Rapid Transit (San Francisco City/Cnty CA Sales Tax) 5.00%, 7/01/27(b)	2,000	2,377,880
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) 4.00%, 5/01/13	3,000	3,062,250
Series 2009C-2 5.00%, 5/01/25	500	571,465
Series 2011B 4.00%, 5/01/13	1,660	1,695,922
Series 2011G 5.00%, 5/01/24	2,470	2,950,341
NPFGC-RE Series 2006 32F 5.25%, 5/01/18	675	815,576
San Francisco City/Cnty CA Pub Util Wtr Series 2011A 5.00%, 11/01/24	5,385	6,599,641
AGM Series 2006A 5.00%, 11/01/13	3,245	3,409,716
	Principal Amount (000)	U.S. $ Value

South Placer CA Wstwtr Auth Series 2011C 5.25%, 11/01/22–11/01/24	$8,675	$10,334,853
Southern CA Pub Pwr Auth 4.00%, 7/01/13	3,285	3,376,290
5.00%, 7/01/13	2,515	2,603,603
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&p Pwr) 5.00%, 7/01/23	5,190	6,281,042
Univ of California 5.00%, 5/15/18	2,555	3,124,331
Upper Santa Clara Vy CA Jt Pwr Series 2011A 5.00%, 8/01/25	1,790	2,161,371
Vista CA USD GO 5.00%, 8/01/23(a)	2,090	2,538,660

		229,563,821

Colorado–0.3%
Regional Trnsp Dist CO (Denver Transit Partners) 5.00%, 7/15/22	1,150	1,316,278

Florida–1.8%
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/13-6/01/16	3,080	3,228,415
Series 2011A-1 5.00%, 6/01/19	2,035	2,382,069
Florida Brd of Ed Lottery Series 2010 C 5.00%, 7/01/17	150	177,885
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/16	1,500	1,721,745
Seminole Tribe of FL (Seminole Tribe of FL Gaming) 5.125%, 10/01/17(c)	445	469,533

		7,979,647

Georgia–1.0%
Appling Cnty Dev Auth GA (Oglethorpe Power Corp.) 2.50%, 1/01/38	4,500	4,533,165

Illinois–2.0%
Chicago IL O’Hare Intl Arpt (O’hare Intl Arpt) Series 2011B 5.00%, 1/01/19	4,390	5,227,524
Illinois Finance Auth (Greenfields of Geneva) Series 2010C 6.25%, 2/15/16	490	490,466
Illinois Finance Auth (Illinois Institute of Technology) 5.00%, 4/01/18	550	563,266
Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	505	503,515

48	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	$440	$440,946
Illinois GO 5.00%, 8/01/15	1,000	1,107,980
Series 2010 5.00%, 1/01/18	160	184,384

		8,518,081

Kansas–0.1%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	600	424,326

Massachusetts–2.3%
Massachusetts GO Series 2011A 5.00%, 4/01/25 $	8,090	9,843,346

New Jersey–1.5%
New Jersey EDA (New Jersey Cigarette Tax) 5.00%, 6/15/16	2,700	3,015,063
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.00%, 1/01/26	2,735	3,454,743

		6,469,806

Pennsylvania–0.3%
Pennsylvania Econ Dev Fin Auth (First Energy Corp.) Series 2010A 3.00%, 11/01/41	1,335	1,339,579

Puerto Rico–2.7%
Puerto Rico Elec Pwr Auth Series 2007V V 5.50%, 7/01/20	1,150	1,301,443
Series 2010AAA 5.25%, 7/01/21	2,400	2,638,200
Series 2010ZZ 5.25%, 7/01/22	1,215	1,314,375
Puerto Rico GO NPFGC 6.00%, 7/01/14	1,000	1,068,020
6.50%, 7/01/15	2,860	3,175,973
Puerto Rico Govt Dev Bank 5.00%, 12/01/12	100	100,680
Puerto Rico IND Tour Ed Med Envrn Auth (Inter American Univ of Puerto Rico) 5.00%, 10/01/19	1,000	1,117,320
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.50%, 8/01/23	1,030	1,185,808

		11,901,819

Texas–0.5%
Texas Trnsp Comm (Central Texas Turnpike) Series 2009 2.75%, 8/15/42	$2,010	$2,022,824

Washington–0.7%
Port of Seattle WA 5.00%, 2/01/18	2,405	2,806,226

Total Long-Term Municipal Bonds (cost $271,318,815)		286,718,918

Short-Term Municipal Notes–2.3%
California Mun Fin Auth (Chevron USA, Inc.) Series 2010B
0.18%, 11/01/35(d) (cost $10,000,000)	10,000	10,000,000

Total Municipal Obligations (cost $281,318,815)		296,718,918

CORPORATES—INVESTMENT GRADES–3.5%
Financial Institutions – 1.7%
Banking – 1.4%
Capital One Financial Corp. 2.125%, 7/15/14	662	675,482
Citigroup, Inc. 5.50%, 4/11/13	1,432	1,467,037
Goldman Sachs Group, Inc. (The) 5.15%, 1/15/14	1,408	1,478,405
JPMorgan Chase & Co. 1.875%, 3/20/15	1,000	1,020,259
Merrill Lynch & Co., Inc. 5.45%, 2/05/13	1,439	1,460,988

		6,102,171

Finance – 0.3%
General Electric Capital Corp. 2.15%, 1/09/15	1,485	1,528,307

		7,630,478

Industrial – 1.6%
Communications—Telecommunications – 0.3%
Verizon Communications, Inc. 4.35%, 2/15/13	1,400	1,420,366

Consumer Cyclical—Automotive – 0.4%
Daimler Finance North America LLC 6.50%, 11/15/13	824	877,154
Ford Motor Credit Co. LLC 7.00%, 4/15/15	677	758,240

		1,635,394

Consumer Cyclical—Entertainment – 0.2%
Viacom, Inc. 1.25%, 2/27/15	760	767,931

2012 Annual Report	49

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Technology–0.7%
Hewlett-Packard Co. 6.125%, 3/01/14	$1,372	$1,462,647
International Business Machines Corp. 0.55%, 2/06/15	1,515	1,518,948

		2,981,595

		6,805,286

Utility–0.2%
Electric–0.2%
Exelon Generation Co. LLC 5.35%, 1/15/14	700	737,887

Total Corporates—Investment Grades (cost $14,965,507)		15,173,651

	Contracts
OPTIONS PURCHASED—PUTS–0.3%
Option on Equity Indices–0.3%
S&P 500 Index Expiration: Dec 2012, Exercise Price: $ 1,450.00(e)(f) (cost $1,017,179)	248	1,268,520

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–29.6%
Investment Companies–29.6%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.14%(g) (cost $128,166,259)	128,166,259	$128,166,259

Total Investments—101.9% (cost $425,467,760)		441,327,348

Other assets less liabilities—(1.9)%		(8,065,367)

Net Assets—100.0%		$433,261,981

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2012	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
ASX SPI 200 Index Futures	10	December 2012	$1,141,353	$1,136,881	$(4,472)
Euro Stoxx 50 Index Futures	158	December 2012	5,177,045	4,984,580	(192,465)
FTSE 100 Index Futures	30	December 2012	2,827,278	2,767,604	(59,674)
Hang Seng Index Futures	4	October 2012	532,010	538,428	6,418
MSCI Emerging Market Mini Futures	83	December 2012	4,198,920	4,125,100	(73,820)
Russell 2000 Mini Index Futures	20	December 2012	1,702,717	1,668,800	(33,917)
S&P 500 E Mini Index Futures	1,259	December 2012	91,139,916	90,282,890	(857,026)
S&P Mid Cap 400 E Mini Index Futures	22	December 2012	2,222,667	2,170,300	(52,367)
S&P TSE 60 Index Futures	10	December 2012	1,430,436	1,425,491	(4,945)
Topix Index Futures	26	December 2012	2,436,796	2,448,744	11,948

Sold Contracts
U.S. T-Bond 30 Yr Futures	73	December 2012	10,895,127	10,904,375	(9,248)
U.S. T-Note 2 Yr Futures	43	December 2012	9,478,740	9,482,843	(4,103)
U.S. T-Note 5 Yr Futures	277	December 2012	34,380,004	34,523,289	(143,285)
U.S. T-Note 10 Yr Futures	198	December 2012	26,238,703	26,429,906	(191,203)

					$(1,608,159)

50	Sanford C. Bernstein Fund, Inc.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Barclays Bank PLC Wholesale	USD	2,031	GBP	1,297	11/15/12	$62,671
Deutsche Bank AG London	USD	1,758	GBP	1,134	11/15/12	72,458
Deutsche Bank AG London	USD	3,665	JPY	287,072	11/15/12	14,605
HSBC Bank USA	USD	4,100	EUR	3,315	11/15/12	161,344
Royal Bank of Canada	USD	1,947	CAD	1,963	11/15/12	47,693
Royal Bank of Scotland PLC	JPY	40,505	USD	521	11/15/12	1,523
Royal Bank of Scotland PLC	USD	610	EUR	473	11/15/12	(1,875)
UBS AG	EUR	352	USD	434	11/15/12	(18,644)
UBS AG	USD	1,444	CHF	1,400	11/15/12	45,303
Westpac Banking Corp.	USD	1,424	AUD	1,383	11/15/12	4,903

						$389,981

TOTAL RETURN SWAP CONTRACTS (see Note 3)
Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Receive Total Return on Reference Index
Receive	MSCI Daily TR Net Ex USA USD	40,112	0.37%	$6,369	5/15/13	Deutsche Bank AG	$173,548
Receive	MSCI Daily TR Gross Ex USA USD	1,805	0.54%	702	8/15/13	Goldman Sachs International	59,290
Receive	MSCI Daily TR Gross Ex USA USD	19,068	0.67%	7,420	12/17/12	JPMorgan Chase Bank, NA	585,586

							$818,424

(a)	When-Issued or delayed delivery security.
(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $618,249.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the market value of this security amounted to $469,533 or 0.1% of net assets.
(d)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(e)	Non-income producing security.
(f)	One contract relates to 100 shares.
(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of September 30, 2012, the Fund held 9.0% of net assets in insured bonds (of this amount 12.2% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Currency Abbreviations

AUD—Australian Dollar

CAD—Canadian Dollar

CHF —Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CCD—Community College District

CDA—Community Development Authority

COP—Certificate of Participation

DOT—Department of Transportation

EDA—Economic Development Agency

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

GO—General Obligation

MTA—Metropolitan Transportation Authority

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

USD—Unified School District

See notes to financial statements.

2012 Annual Report	51

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay N Portfolio

September 30, 2012

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–61.9%
Long-Term Municipal Bonds–61.9%
New York–45.7%
Albany Cnty NY Arpt Auth AGM Series 2010A 5.00%, 12/15/22–12/15/23	$3,555	$4,124,269
Buffalo NY GO Series 2011A 4.00%, 12/01/13	4,280	4,450,644
Hempstead Town NY GO 4.00%, 8/15/15	2,570	2,831,883
Long Island Pwr Auth NY Series 2010A 5.00%, 5/01/15	2,780	3,075,792
NPFGC-RE Series 06A
5.00%, 12/01/19	1,335	1,517,695
Metropolitan Trnsp Auth NY 5.00%, 11/15/25	1,000	1,204,360
Series 2011C
5.00%, 11/15/25	6,505	7,718,312
Series B
5.00%, 11/15/15	130	147,117
Series B-1-REMK
5.00%, 11/15/15	1,400	1,584,338
AMBAC
5.50%, 11/15/16	1,730	2,049,341
Nassau Cnty NY GO
3.00%, 10/01/12	2,610	2,610,000
4.00%, 10/01/13	2,090	2,156,546
5.00%, 4/01/20	2,050	2,453,973
New York NY GO 5.00%, 8/01/13–8/01/16	9,120	10,096,379
Series 2010B
5.00%, 8/01/19	1,275	1,576,614
Series 2010H-2
5.00%, 6/01/19	1,220	1,503,613
Series 2012I
5.00%, 8/01/16	2,430	2,827,961
AMBAC
5.00%, 8/01/15	2,860	3,223,506
New York NY IDA (Terminal One Group Assn) 5.50%, 1/01/14	1,070	1,116,438
New York NY Mun Wtr Fin Auth 5.00%, 6/15/26	8,070	9,743,556
Series FF
5.00%, 6/15/25	500	601,400
New York NY Trnsl Fin Auth 5.00%, 11/01/13–11/01/18	8,695	10,156,778
Series 2010I-2
5.00%, 11/01/19(a)	2,000	2,489,640
Series 2011D-1
3.00%, 11/01/13	1,500	1,544,535
	Principal Amount (000)	U.S. $ Value

Series 2012B
5.00%, 11/01/24	$5,765	$7,210,920
New York St Dormitory Auth (Fordham Univ) Series 2011B 5.00%, 7/01/41	5,000	5,785,150
New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	645	743,440
New York St Dormitory Auth (New York NY Lease Mun Hlth Fac Proj) Series 2010 5.00%, 1/15/13	3,150	3,192,241
New York St Dormitory Auth (New York St Lease Svc Contract) 5.00%, 7/01/13	2,205	2,280,146
Series 2009 A
5.00%, 7/01/24	3,440	4,014,721
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/14–3/15/18	7,805	9,034,400
Series 2012A
5.00%, 12/15/21	2,100	2,675,526
New York St Dormitory Auth (State Univ of New York) Series 2012A 5.00%, 7/01/26	1,965	2,396,946
New York St Loc Gov Asst Corp. 5.00%, 4/01/13–4/01/16	5,910	6,540,596
Series 2011A
5.00%, 4/01/14	2,000	2,141,000
New York St Thruway Auth (New York St Pers Income Tax) Series 2010A 5.00%, 3/15/25	4,500	5,483,970
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2011A 4.00%, 4/01/13	3,335	3,397,098
AGM Series 5B
5.00%, 4/01/14	3,910	4,183,192
AMBAC Series 2005B
5.50%, 4/01/20	2,400	3,031,488
New York St UDC (New York St Pers Income Tax) Series 2011A 5.00%, 3/15/15	3,000	3,333,000
New York State Dormitory Auth (New York St Pers Income Tax) Series 2012A 5.00%, 12/15/25	1,970	2,455,132
Port Authority of NY & NJ NPFGC-RE 5.00%, 12/01/13	3,100	3,259,805
XLCA
5.00%, 10/01/19	1,000	1,113,300
Schenectady Cnty NY Cap Res (Ellis Hospital) 1.75%, 2/15/18	2,000	2,025,680
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) 5.00%, 6/01/14	3,250	3,496,675

52	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

Triborough Brdg & Tunl Auth NY 4.00%, 11/15/12	$3,585	$3,600,846
NPFGC
5.50%, 11/15/20	5,200	6,628,752
Troy Res Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/19–9/01/20	1,540	1,851,678
Westchester Cnty Hlth Care Corp. NY Series 2010B 5.00%, 11/01/13	1,520	1,589,540

		172,269,932

Arizona–0.8%
Phoenix AZ Civic Impt Corp. (Phoenix AZ Civic Impt Airport) 5.00%, 7/01/22	2,575	3,023,617

California–0.6%
California Statewide CDA (California General Fund Obl) 4.00%, 6/15/13	2,300	2,359,616
Series 2009
5.00%, 6/15/13	100	103,291

		2,462,907

Colorado–1.4%
Denver CO City & Cnty Arpt (Denver Intl Airport) 5.75%, 11/15/20	3,150	3,955,675
Regional Trnsp Dist Co. (Denver Transit Partners) 5.375%, 7/15/25	1,100	1,267,717

		5,223,392

District of Columbia–0.7%
Metro Washington Arpt Auth VA 5.00%, 10/01/21	2,100	2,498,391

Florida–3.1%
Broward Cnty FL Sch Brd COP 5.00%, 7/01/18	3,500	4,106,445
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/13-6/01/16	2,155	2,331,476
Florida Brd of Ed Lottery Series 2010C 5.00%, 7/01/18	170	205,436
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/16	1,885	2,163,660
Greater Orlando Aviation FL (Greater Orlando Intl Airport) Series 2010B 5.00%, 10/01/12	450	450,000
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series 2010A

	Principal Amount (000)	U.S. $ Value

5.00%, 10/01/17	$1,710	$1,937,892
Seminole Tribe of FL (Seminole Tribe of FL Gaming) 5.125%, 10/01/17(b)	400	422,052

		11,616,961

Georgia–1.0%
Appling Cnty Dev Auth GA (Oglethorpe Power Corp.) 2.50%, 1/01/38	3,600	3,626,532

Illinois–1.6%
Illinois Finance Auth (Greenfields of Geneva) Series 2010C 6.25%, 2/15/16	425	425,404
Illinois Finance Auth (Illinois Institute of Technology) 5.00%, 4/01/18	475	486,457
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	395	395,849
Illinois GO 5.00%, 8/01/15	2,320	2,570,514
Series 2010 5.00%, 1/01/18	160	184,384
Illinois Sales Tax Series 2010 5.00%, 6/15/20	1,685	2,095,685

		6,158,293

Kansas–0.1%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	500	353,605

New Jersey–0.9%
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.00%, 1/01/26	2,555	3,227,374

Pennsylvania–1.6%
Pennsylvania Econ Dev Fin Auth (First Energy Corp.) Series 2010A 3.00%, 11/01/41	1,200	1,204,116
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.25%, 9/01/23	200	228,450
Pittsburgh-Allegheny PA Sprts-Exhib Auth (Pittsburgh-Allegheny Cnty PA Hotel Tax) AGM 5.00%, 2/01/24	4,000	4,575,280

		6,007,846

Puerto Rico–2.2%
Puerto Rico Elec Pwr Auth
5.50%, 7/01/18	1,350	1,533,668

2012 Annual Report	53

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Series 2003NN 5.50%, 7/01/20	$1,660	$1,878,605
Series 2010ZZ 5.25%, 7/01/22	705	762,662
Puerto Rico GO NPFGC 5.50%, 7/01/16	1,945	2,147,124
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/20	1,715	1,896,224
XLCA 5.25%, 7/01/13	100	103,173

		8,321,456

Tennessee–1.0%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) 4.00%, 7/01/13	3,595	3,677,469

Texas–0.5%
Texas Trnsp Comm (Central Texas Turnpike) Series 2009 2.75%, 8/15/42	1,875	1,886,963

Washington–0.7%
Port of Seattle WA 5.00%, 2/01/21	2,300	2,699,579

Total Municipal Obligations (cost $221,477,212)		233,054,317

GOVERNMENTS—TREASURIES–4.8%
Treasuries–4.8%
U.S. Treasury Notes 0.125%, 7/31/14 (cost $18,124,794)	18,176	18,138,376

CORPORATES—INVESTMENT GRADES–2.7%
Financial Institutions–1.7%
Banking–1.4%
Bank of New York Mellon Corp. (The) 1.70%, 11/24/14	1,250	1,277,604
Capital One Financial Corp. 2.125%, 7/15/14	620	632,626
Citigroup, Inc. 2.65%, 3/02/15	1,212	1,241,485
Goldman Sachs Group, Inc. (The) 5.50%, 11/15/14	584	633,756
JPMorgan Chase & Co. 1.875%, 3/20/15	1,275	1,300,830

		5,086,301

Finance–0.3%
General Electric Capital Corp. 5.90%, 5/13/14	1,150	1,243,881

		6,330,182

Principal Amount (000)			U.S. $ Value

Industrial–0.9%
Communications—Telecommunications–0.3%
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, 2/01/14		$1,225	$1,303,034

Consumer Cyclical—Automotive–0.2%
Daimler Finance North America LLC 6.50%, 11/15/13		610	649,350

Consumer Cyclical—Entertainment–0.2%
Viacom, Inc. 1.25%, 2/27/15		640	646,678

Consumer Non-Cyclical–0.2%
Watson Pharmaceuticals, Inc. 1.875%, 10/01/17		665	661,948

			3,261,010

Utility–0.1%
Electric–0.1%
Exelon Generation Co. LLC 5.35%, 1/15/14		587	618,771

Total Corporates—Investment Grades (cost $10,097,034)			10,209,963

Contracts
OPTIONS PURCHASED—PUTS–0.3%
Option on Equity Indices–0.3%
S&P 500 Index Expiration: Dec 2012, Exercise Price: $ 1,450.00 (c) (d) (cost $894,133)		218	1,115,070

Shares
SHORT-TERM INVESTMENTS–28.4%
Investment Companies–28.2%
AllianceBernstein Fixed-Income Shares, Inc.– Government STIF Portfolio, 0.14%(e) (cost $106,152,903)		106,152,903	106,152,903

Principal Amount (000)
U.S. Treasury Bill–0.2%
U.S. Treasury Bill Zero Coupon, 11/08/12 (cost $699,923)	U.S.$	700	699,923

Total Short-Term Investments (cost $106,852,826)			106,852,826

Total Investments—98.1% (cost $357,445,999)			369,370,552
Other assets less liabilities—1.9%			7,157,425

Net Assets—100.0%			$376,527,977

54	Sanford C. Bernstein Fund, Inc.

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2012	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
ASX SPI 200 Index Futures	9	December 2012	$1,027,118	$1,023,193	$(3,925)
Euro Stoxx 50 Index Futures	137	December 2012	4,489,017	4,322,072	(166,945)
FTSE 100 Index Futures	26	December 2012	2,450,031	2,398,591	(51,440)
Hang Seng Index Futures	3	October 2012	397,119	403,821	6,702
MSCI Emerging Market Mini Futures	73	December 2012	3,690,999	3,628,100	(62,899)
Russell 2000 Mini Index Futures	18	December 2012	1,532,313	1,501,920	(30,393)
S&P 500 E Mini Index Futures	1,100	December 2012	79,633,945	78,881,000	(752,945)
S&P Mid Cap 400 E Mini Index Futures	19	December 2012	1,918,162	1,874,350	(43,812)
S&P TSE 60 Index Futures	9	December 2012	1,287,587	1,282,942	(4,645)
Topix Index Futures	22	December 2012	2,070,042	2,072,014	1,972

Sold Contracts
U.S. T-Bond 30 Yr Futures	62	December 2012	9,253,396	9,261,250	(7,854)
U.S. T-Note 2 Yr Futures	23	December 2012	5,070,024	5,072,219	(2,195)
U.S. T-Note 5 Yr Futures	248	December 2012	30,780,654	30,908,938	(128,284)
U.S. T-Note 10 Yr Futures	153	December 2012	20,277,879	20,423,109	(145,230)

					$(1,391,893)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Barclays Bank PLC Wholesale	USD	1,847	GBP	1,179	11/15/12	$56,970
Deutsche Bank AG London	USD	1,467	GBP	946	11/15/12	60,446
Deutsche Bank AG London	USD	3,061	JPY	239,780	11/15/12	12,199
HSBC Bank USA	USD	3,659	EUR	2,958	11/15/12	143,968
Royal Bank of Canada	USD	1,714	CAD	1,728	11/15/12	41,897
Royal Bank of Scotland PLC	USD	457	EUR	354	11/15/12	(1,403)
UBS AG	EUR	312	USD	385	11/15/12	(16,525)
UBS AG	USD	1,286	CHF	1,246	11/15/12	40,319
Westpac Banking Corp.	USD	1,269	AUD	1,231	11/15/12	2,618

						$340,489

TOTAL RETURN SWAP CONTRACTS (See Note 3)
Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Receive Total Return on Reference Index
Receive	MSCI Daily TR Gross Ex USA USD	35,393	0.37%	$5,620	5/15/13	Deutsche Bank AG	$153,131
Receive	MSCI Daily TR Gross Ex USA USD	62	0.54%	24	8/15/13	Goldman Sachs International	2,036

2012 Annual Report	55

Schedule of Investments (continued)

Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Receive	MSCI Daily TR Gross Ex USA USD	18,139	0.67%	$7,058	12/17/12	JPMorgan Chase Bank, NA	$557,056

							$712,223

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $346,060.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the market value of this security amounted to $422,052 or 0.1% of net assets.
(c)	Non-income producing security.
(d)	One contract relates to 100 shares.
(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of September 30, 2012, the Fund held 10.9% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

COP—Certificate of Participation

FTSE—Financial Times Stock Exchange

GO—General Obligation

IDA—Industrial Development Authority/Agency

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

UDC—Urban Development Corporation

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

56	Sanford C. Bernstein Fund, Inc.

Statement of Assets and Liabilities—September 30, 2012

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

ASSETS
Investments in securities at value
Unaffiliated issuers	$1,044,796,630	$2,061,996,704	$819,231,190
Affiliated issuers	403,554,838	785,278,411	237,194,468
Foreign currencies, at value (cost $1,840,812, $2,763,131 and $1,502,666)	1,851,847	2,767,012	1,487,915
Cash in bank (a)	0	0	15,913,830
Receivables:
Dividends and interest	1,846,785	3,321,034	5,244,967
Investment securities sold and foreign currency transactions	21,744,259	44,355,705	2,374,130
Foreign withholding tax reclaims	189,402	429,676	2,708
Capital shares sold	465,160	3,380,377	1,007,862
Unrealized appreciation of total return swap contracts	2,892,144	0	580,840
Unrealized appreciation of forward currency exchange contracts	2,949,913	3,854,852	3,853,739

Total assets	1,480,290,978	2,905,383,771	1,086,891,649

LIABILITIES
Due to custodian	290,862	460,928	78,764
Options written, at value (premium received $271,302, $678,746 and $0, respectively)	4,251	10,635	0
Payables:
Investment securities purchased and foreign currency transactions	15,810,271	53,997,973	15,240,470
Margin owed to broker on futures contracts	1,991,690	2,617,744	1,642,094
Capital shares redeemed	1,275,292	5,266,418	1,215,448
Management fee	1,011,397	1,933,054	549,597
Shareholder servicing fee	181,357	324,905	95,466
Transfer Agent fee	10,280	15,031	10,157
Accrued expenses and other liabilities	252,353	340,477	199,789
Unrealized depreciation of forward currency exchange contracts	1,570,331	4,267,704	3,518,589
Unrealized depreciation of total return swap contracts	0	0	602,771
Payable for terminated total return swap contracts	1,711,163	3,328,414	467,443

Total liabilities	24,109,247	72,563,283	23,620,588

NET ASSETS	$1,456,181,731	$2,832,820,488	$1,063,271,061

Cost of investments
Unaffiliated issuers	$992,454,850	$1,912,032,231	$776,195,914
Affiliated issuers	$403,554,838	$785,278,411	$237,194,468

NET ASSETS CONSIST OF:
Capital stock, at par	$140,437	$267,867	$96,854
Additional paid-in capital	1,516,690,466	2,909,699,895	1,017,560,925
Undistributed net investment income/(distributions in excess of net investment income)	2,041,552	11,011,243	(10,611,851)
Accumulated net realized gain (loss) on investment and foreign currency transactions	(116,755,696)	(238,535,735)	16,245,074
Net unrealized appreciation/depreciation of:
Investments, futures, swap and options written transactions	52,671,996	150,776,370	39,609,529
Foreign currency denominated assets and liabilities	1,392,976	(399,152)	370,530

	$1,456,181,731	$2,832,820,488	$1,063,271,061

(a) An amount of $15,913,830 has been segregated to collateralize margin requirements for the open futures contracts at September 30, 2012 for the Overlay B Portfolio.

See Notes to Financial Statements.

2012 Annual Report	57

Statement of Assets and Liabilities—September 30, 2012 (continued)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$1,218,127,421	$2,183,824,196	$861,886,370
Shares of capital stock outstanding	117,522,187	206,661,223	78,528,584

Net asset value, offering and redemption price per share	$10.37	$10.57	$10.98

Class 2 Shares
Net Assets	$238,054,310	$648,996,292	$201,384,691
Shares of capital stock outstanding	22,914,449	61,205,818	18,325,435

Net asset value, offering and redemption price per share	$10.39	$10.60	$10.99

58	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

ASSETS
Investments in securities at value
Unaffiliated issuers	$1,203,180,713	$313,161,089	$263,217,649
Affiliated issuers (a)	477,777,118	128,166,259	106,152,903
Foreign currencies, at value (cost $0, $0 and $245)	0	0	238
Cash in bank (b)	24,443,244	6,176,920	5,366,411
Receivables:
Dividends and interest	13,623,966	3,938,668	2,868,543
Capital shares sold	1,970,893	433,850	187,081
Unrealized appreciation of total return swap contracts	3,087,351	818,424	712,223
Unrealized appreciation of forward currency exchange contracts	1,612,133	410,500	358,417

Total assets	1,725,695,418	453,105,710	378,863,465

LIABILITIES
Due to custodian	127,673	32,065	28,056
Payables:
Investment securities purchased	3,201,035	17,311,571	661,948
Capital shares redeemed	5,650,795	927,647	241,787
Margin owed to broker on futures contracts	2,542,918	637,495	555,568
Management fee	871,007	226,588	203,290
Shareholder servicing fee	127,108	30,237	34,969
Transfer Agent fee	8,784	3,138	3,136
Accrued expenses	191,260	116,670	111,874
Unrealized depreciation of forward currency exchange contracts	81,386	20,519	17,928
Collateral received from broker	0	350,000	310,000
Payable for terminated total return swap contracts	756,472	187,799	166,932

Total liabilities	13,558,438	19,843,729	2,335,488

NET ASSETS	$1,712,136,980	$433,261,981	$376,527,977

Cost of investments
Unaffiliated issuers	$1,139,200,967	$297,301,501	$251,293,096
Affiliated issuers	$477,777,118	$128,166,259	$106,152,903

NET ASSETS CONSIST OF:
Capital stock, at par	$155,351	$39,446	$34,497
Additional paid-in capital	1,624,368,337	411,870,262	359,642,995
Undistributed net investment income	11,904,534	2,652,497	1,973,244
Accumulated net realized gain on investment and foreign currency transactions	13,363,369	3,239,942	3,291,876
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	60,814,642	15,069,853	11,244,883
Foreign currency denominated assets and liabilities	1,530,747	389,981	340,482

	$1,712,136,980	$433,261,981	$376,527,977

(a) Includes investment of cash collateral of $350,000 and $310,000 received from broker for total return swap contracts for the Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio, respectively.

(b) Amounts of $24,443,244, $6,176,920 and $5,366,411, respectively, have been segregated to collateralize margin requirements for open futures contracts outstanding at September 30, 2012.

See Notes to Financial Statements.

2012 Annual Report	59

Statement of Assets and Liabilities—September 30, 2012 (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$1,143,322,139	$272,315,210	$314,940,566
Shares of capital stock outstanding	103,800,589	24,804,911	28,863,980

Net asset value, offering and redemption price per share	$11.01	$10.98	$10.91

Class 2 Shares
Net Assets	$568,814,841	$160,946,771	$61,587,411
Shares of capital stock outstanding	51,550,507	14,640,837	5,633,393

Net asset value, offering and redemption price per share	$11.03	$10.99	$10.93

60	Sanford C. Bernstein Fund, Inc.

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2012 Annual Report	61

Statement of Operations—for the year ended September 30, 2012

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO
INVESTMENT INCOME
Income:
Interest	$0	$0	$14,068,720
Dividends
Unaffiliated issuers (net of foreign withholding taxes of $782,580, $1,313,976 and $59,557, respectively)	23,075,412	42,925,595	1,389,833
Affiliated issuers	543,099	1,005,134	275,956

Total income	23,618,511	43,930,729	15,734,509

Expenses:
Management fee (see Note 2A)	13,084,993	25,419,604	6,624,823
Shareholder servicing fee (see Note 2B)	2,430,488	4,342,583	1,261,582
Custodian fee	332,852	330,456	260,181
Transfer Agent fee—Class 1	57,661	80,551	57,097
Transfer Agent fee—Class 2	11,306	24,258	12,207
Auditing and tax fees	123,632	103,393	122,194
Registration fees	106,591	158,821	79,811
Directors’ fees and expenses	51,275	100,994	36,337
Legal fees	42,552	85,604	28,519
Recoupment of previously reimbursed expenses	36,308	36,308	36,308
Printing fees	13,668	18,342	12,897
Miscellaneous	92,288	151,967	41,264

Total expenses	16,383,614	30,852,881	8,573,220

Net investment income	7,234,897	13,077,848	7,161,289

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (a)	(29,501,922)	(38,824,283)	15,292,395
Futures transactions	(54,508,127)	(171,130,266)	20,030,100
Options written	4,310,227	8,511,060	1,251,184
Swap transactions	(13,027,332)	(3,614,447)	59,540
Foreign currency transactions	6,709,876	18,985,400	6,372,061

Net realized gain (loss) on investment and foreign currency transactions	(86,017,278)	(186,072,536)	43,005,280

Net change in unrealized appreciation/depreciation of:
Investments (b)	168,360,751	277,758,726	19,373,808
Futures transactions	(26,407,480)	(36,473,093)	(2,179,160)
Swap transactions	(4,620,854)	0	(538,290)
Options written	267,051	668,111	0
Foreign currency denominated assets and liabilities	(1,019,605)	(9,169,599)	(14,680,207)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	136,579,863	232,784,145	1,976,151

Net realized and unrealized gain on investment and foreign currency transactions	50,562,585	46,711,609	44,981,431

Net increase in net assets resulting from operations	$57,797,482	$59,789,457	$52,142,720

(a) Net of foreign capital gains taxes of $39,202, $36,008 and $0, respectively.

(b) Net of increase in accrued foreign capital gains taxes of $11,685, $34,515 and $2,067, respectively.

See Notes to Financial Statements.

62	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

$28,572,895	$7,124,039	$5,886,140

195,177	48,915	39,728
571,579	133,626	126,294

29,339,651	7,306,580	6,052,162

10,894,077	2,762,031	2,391,084
1,676,039	394,094	464,892
207,070	135,329	128,340
40,933	13,010	17,291
20,457	8,028	3,220
92,469	90,970	78,784
89,998	56,666	46,884
59,203	15,146	13,214
47,264	12,944	7,203
44,696	18,411	21,882
8,576	1,121	1,092
60,001	21,645	16,728

13,240,783	3,529,395	3,190,614

16,098,868	3,777,185	2,861,548

(10,959,181)	(2,545,523)	(2,104,353)
42,678,779	10,562,710	9,399,809
1,999,520	509,765	440,888
(5,012,162)	(1,346,297)	(1,149,567)
1,741,287	446,901	376,303

30,448,243	7,627,556	6,963,080

34,364,415	9,203,458	6,930,068
(3,314,651)	(842,208)	(755,599)
11,452,391	3,015,867	2,612,043

970,391	225,279	207,337

43,472,546	11,602,396	8,993,849

73,920,789	19,229,952	15,956,929

$90,019,657	$23,007,137	$18,818,477

2012 Annual Report	63

Statement of Changes in Net Assets

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$7,234,897	$3,882,851	$13,077,848	$6,969,692
Net realized gain (loss) on investment and foreign currency transactions	(86,017,278)	104,522,215	(186,072,536)	81,154,072
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	136,579,863	(110,530,987)	232,784,145	(138,913,182)
Contributions from Adviser (see Note 2A)	0	0	0	55,025

Net increase (decrease) in net assets resulting from operations	57,797,482	(2,125,921)	59,789,457	(50,734,393)

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(15,204,350)	(4,613,262)	(6,399,825)	(365,793)
Distributions from net realized gain on investment transactions (a)	(111,774,055)	(14,226,643)	(101,210,870)	(24,955,866)

Total dividends and distributions to shareholders	(126,978,405)	(18,839,905)	(107,610,695)	(25,321,659)

Capital-share transactions
Net proceeds from sales of shares	388,375,187	719,336,339	786,886,218	1,420,480,814
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	125,633,186	18,381,875	106,287,048	25,152,273

Total proceeds from shares sold	514,008,373	737,718,214	893,173,266	1,445,633,087
Cost of shares redeemed	(381,864,446)	(190,900,666)	(659,783,288)	(428,362,023)

Net increase in net assets from capital-share transactions	132,143,927	546,817,548	233,389,978	1,017,271,064

Net increase in net assets	62,963,004	525,851,722	185,568,740	941,215,012

NET ASSETS:
Beginning of period	1,393,218,727	867,367,005	2,647,251,748	1,706,036,736

End of period (b)	$1,456,181,731	$1,393,218,727	$2,832,820,488	$2,647,251,748

(b) Includes undistributed net investment income of:	$2,041,552	$6,560,633	$11,011,243	$6,115,175

(a) See page 67 for share class information on dividend distributions for the Overlay A and Tax-Aware Overlay A Portfolios.

See Notes to Financial Statements.

64	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$7,161,289	$8,781,898	$16,098,868	$10,072,329
Net realized gain (loss) on investment and foreign currency transactions	43,005,280	(1,009,049)	30,448,243	13,534,218
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets	1,976,151	11,790,081	43,472,546	(2,725,342)

Net increase in net assets resulting from operations	52,142,720	19,562,930	90,019,657	20,881,205

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(21,902,507)	(5,580,668)	(12,741,012)	(3,011,121)
Distributions from net realized gain on investment transactions (a)	(8,152,070)	(19,151,546)	(6,919,875)	(31,980,185)

Total dividends and distributions to shareholders	(30,054,577)	(24,732,214)	(19,660,887)	(34,991,306)

Capital-share transactions
Net proceeds from sales of shares	351,787,200	494,332,388	509,309,823	820,484,500
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	27,718,372	23,931,161	17,531,014	34,306,915

Total proceeds from shares sold	379,505,572	518,263,549	526,840,837	854,791,415
Cost of shares redeemed	(264,339,340)	(229,185,231)	(445,931,743)	(237,914,762)

Net increase in net assets from capital share transactions	115,166,232	289,078,318	80,909,094	616,876,653

Net increase in net assets	137,254,375	283,909,034	151,267,864	602,766,552

NET ASSETS:
Beginning of period	926,016,686	642,107,652	1,560,869,116	958,102,564

End of period (b)	$1,063,271,061	$926,016,686	$1,712,136,980	$1,560,869,116

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(10,611,851)	$(12,469,097)	$11,904,534	$8,529,025

(a) See page 67 for share class information on dividend distributions for the Overlay B and Tax-Aware Overlay B Portfolios.

See Notes to Financial Statements.

2012 Annual Report	65

Statement of Changes in Net Assets (continued)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$3,777,185	$2,151,030	$2,861,548	$1,781,125
Net realized gain on investment and foreign currency transactions	7,627,556	3,299,628	6,963,080	3,284,658
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	11,602,396	(1,565,027)	8,993,849	(1,112,365)

Net increase in net assets resulting from operations	23,007,137	3,885,631	18,818,477	3,953,418

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(3,004,313)	(627,125)	(2,487,769)	(447,482)
Distributions from net realized gain on investment transactions (a)	(1,450,089)	(8,843,335)	(1,491,811)	(8,338,506)

Total dividends and distributions to shareholders	(4,454,402)	(9,470,460)	(3,979,580)	(8,785,988)

Capital-share transactions
Net proceeds from sales of shares	92,338,277	208,542,724	95,992,997	185,386,086
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	4,080,628	9,247,623	3,568,738	8,682,225

Total proceeds from shares sold	96,418,905	217,790,347	99,561,735	194,068,311
Cost of shares redeemed	(76,782,382)	(57,195,282)	(76,038,777)	(70,789,069)

Net increase in net assets from capital-share transactions	19,636,523	160,595,065	23,522,958	123,279,242

Net increase in net assets	38,189,258	155,010,236	38,361,855	118,446,672

NET ASSETS:
Beginning of period	395,072,723	240,062,487	338,166,122	219,719,450

End of period (b)	$433,261,981	$395,072,723	$376,527,977	$338,166,122

(b) Includes undistributed net investment income of:	$2,652,497	$1,874,192	$1,973,244	$1,596,443

(a) See page 68 for share class information on dividend distributions for the Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

See Notes to Financial Statements.

66	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(12,414,507)	$(3,892,650)	$(4,038,646)	$0
Class 2	(2,789,843)	(720,612)	(2,361,179)	(365,793)

	$(15,204,350)	$(4,613,262)	$(6,399,825)	$(365,793)

Distributions from net realized gain on investment transactions
Class 1	$(93,702,538)	$(12,378,621)	$(77,887,028)	$(19,761,604)
Class 2	(18,071,517)	(1,848,022)	(23,323,842)	(5,194,262)

	$(111,774,055)	$(14,226,643)	$(101,210,870)	$(24,955,866)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(18,327,566)	$(4,601,170)	$(7,997,860)	$(1,827,830)
Class 2	(3,574,941)	(979,498)	(4,743,152)	(1,183,291)

	$(21,902,507)	$(5,580,668)	$(12,741,012)	$(3,011,121)

Distributions from net realized gain on investment transactions
Class 1	$(6,882,188)	$(16,104,099)	$(4,598,758)	$(21,527,781)
Class 2	(1,269,882)	(3,047,447)	(2,321,117)	(10,452,404)

	$(8,152,070)	$(19,151,546)	$(6,919,875)	$(31,980,185)

See Notes to Financial Statements.

2012 Annual Report	67

Statement of Changes in Net Assets (continued)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(1,721,770)	$(400,638)	$(2,066,939)	$(370,761)
Class 2	(1,282,543)	(226,487)	(420,830)	(76,721)

	$(3,004,313)	$(627,125)	$(2,487,769)	$(447,482)

Distributions from net realized gain on investment transactions
Class 1	$(896,263)	$(6,288,278)	$(1,274,140)	$(7,278,626)
Class 2	(553,826)	(2,555,057)	(217,671)	(1,059,880)

	$(1,450,089)	$(8,843,335)	$(1,491,811)	$(8,338,506)

See Notes to Financial Statements.

68	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.94	$10.87	$10.00

Income from investment operations:
Investment income, net†	0.05	0.03	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.36	0.25	0.85

Total from investment operations	0.41	0.28	0.87

Less dividends and distributions:
Dividends from taxable net investment income	(0.11)	(0.05)	0
Distributions from net realized gain on investment transactions	(0.87)	(0.16)	0

Total dividends and distributions	(0.98)	(0.21)	0

Net asset value, end of period	$10.37	$10.94	$10.87

Total return (c)	4.08%	2.51%	8.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,218,127	$1,178,056	$763,900
Average net assets (000 omitted)	$1,215,244	$1,029,460	$384,476
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.16%	1.17%	1.20%	* (d)
Expenses, before waivers/reimbursement	1.16%	1.17%	1.27%	* (d)
Net investment income	0.47%	0.29%	0.26%	* (b)(d)
Portfolio turnover rate	99%	70%	29%

See Footnote Summary on page 81.

See Notes to Financial Statements.

2012 Annual Report	69

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.96	$10.88	$10.00

Income from investment operations:
Investment income, net†	0.07	0.06	0.03	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.36	0.24	0.85

Total from investment operations	0.43	0.30	0.88

Less dividends and distributions:
Dividends from taxable net investment income	(0.13)	(0.06)	0
Distributions from net realized gain on investment transactions	(0.87)	(0.16)	0

Total dividends and distributions	(1.00)	(0.22)	0

Net asset value, end of period	$10.39	$10.96	$10.88

Total return (c)	4.26%	2.72%	8.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$238,054	$215,163	$103,467
Average net assets (000 omitted)	$238,644	$168,369	$51,153
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.96%	0.97%	1.00%	* (d)
Expenses, before waivers/reimbursement	0.96%	0.97%	1.10%	* (d)
Net investment income	0.66%	0.51%	0.42%	* (b)(d)
Portfolio turnover rate	99%	70%	29%

See Footnote Summary on page 81.

See Notes to Financial Statements.

70	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.75	$10.74	$10.00

Income from investment operations:
Investment income (loss), net†	0.04	0.03	(0.00	) (b)(e)
Net realized and unrealized gain on investment and foreign currency transactions	0.21	0.12	0.74
Contributions from Adviser	0	0.00 (e)	0

Total from investment operations	0.25	0.15	0.74

Less dividends and distributions:
Dividends from taxable net investment income	(0.02)	0	0
Distributions from net realized gain on investment transactions	(0.41)	(0.14)	0

Total dividends and distributions	(0.43)	(0.14)	0

Net asset value, end of period	$10.57	$10.75	$10.74

Total return (c)	2.38%	1.33%	7.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$2,183,824	$2,039,576	$1,358,482
Average net assets (000 omitted)	$2,171,291	$1,888,892	$671,456
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.14%	1.14%	1.20%	* (d)
Expenses, before waivers/reimbursement	1.14%	1.14%	1.23%	* (d)
Net investment income (loss)	0.42%	0.24%	(0.01)%	* (b)(d)
Portfolio turnover rate	86%	71%	37%

See Footnote Summary on page 81.

See Notes to Financial Statements.

2012 Annual Report	71

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.78	$10.76	$10.00

Income from investment operations:
Investment income, net†	0.07	0.05	0.01	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.20	0.12	0.75
Contributions from Adviser	0	0.00 (e)	0

Total from investment operations	0.27	0.17	0.76

Less dividends and distributions:
Dividends from taxable net investment income	(0.04)	(0.01)	0
Distributions from net realized gain on investment transactions	(0.41)	(0.14)	0

Total dividends and distributions	(0.45)	(0.15)	0

Net asset value, end of period	$10.60	$10.78	$10.76

Total return (c)	2.57%	1.51%	7.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$648,996	$607,676	$347,555
Average net assets (000 omitted)	$653,109	$531,588	$160,224
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.94%	0.95%	1.00%	* (d)
Expenses, before waivers/reimbursement	0.94%	0.95%	1.04%	* (d)
Net investment income	0.62%	0.45%	0.19%	* (b)(d)
Portfolio turnover rate	86%	71%	37%

See Footnote Summary on page 81.

See Notes to Financial Statements.

72	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.75	$10.83	$10.00

Income from investment operations:
Investment income, net†	0.07	0.11	0.06	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.50	0.17	0.77
Contributions from Adviser	0	0	0.00	(e)

Total from investment operations	0.57	0.28	0.83

Less dividends and distributions:
Dividends from taxable net investment income	(0.25)	(0.08)	0
Distributions from net realized gain on investment transactions	(0.09)	(0.28)	0

Total dividends and distributions	(0.34)	(0.36)	0

Net asset value, end of period	$10.98	$10.75	$10.83

Total return (c)	5.39%	2.66%	8.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$861,886	$780,228	$557,549
Average net assets (000 omitted)	$841,055	$711,857	$278,747
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.87%	0.87%	0.90%	* (d)
Expenses, before waivers/reimbursement	0.87%	0.87%	0.98%	* (d)
Net investment income	0.68%	1.02%	0.92%	* (b)(d)
Portfolio turnover rate	111%	98%	38%

See Footnote Summary on page 81.

See Notes to Financial Statements.

2012 Annual Report	73

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY B PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.76	$10.83	$10.00

Income from investment operations:
Investment income, net†	0.09	0.13	0.07	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.49	0.17	0.76
Contributions from Adviser	0	0	0.00	(e)

Total from investment operations	0.58	0.30	0.83

Less dividends and distributions:
Dividends from taxable net investment income	(0.26)	(0.09)	0
Distributions from net realized gain on investment transactions	(0.09)	(0.28)	0

Total dividends and distributions	(0.35)	(0.37)	0

Net asset value, end of period	$10.99	$10.76	$10.83

Total return (c)	5.53%	2.85%	8.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$201,385	$145,789	$84,559
Average net assets (000 omitted)	$178,148	$127,585	$43,708
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.72%	0.73%	0.75%	* (d)
Expenses, before waivers/reimbursement	0.72%	0.73%	0.86%	* (d)
Net investment income	0.82%	1.18%	1.06%	* (b)(d)
Portfolio turnover rate	111%	98%	38%

See Footnote Summary on page 81.

See Notes to Financial Statements.

74	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO

		CLASS 1
	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.55	$10.62	$10.00

Income from investment operations:
Investment income, net†	0.10	0.08	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.49	0.20	0.60

Total from investment operations	0.59	0.28	0.62

Less dividends and distributions:
Dividends from taxable net investment income	(0.08)	(0.03)	0
Distributions from net realized gain on investment transactions	(0.05)	(0.32)	0

Total dividends and distributions	(0.13)	(0.35)	0

Net asset value, end of period	$11.01	$10.55	$10.62

Total return (c)	5.60%	2.61%	6.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,143,322	$1,033,989	$660,484
Average net assets (000 omitted)	$1,117,359	$878,207	$333,447
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.84%	0.86%	0.90%	* (d)
Expenses, before waivers/reimbursement	0.84%	0.86%	0.97%	* (d)
Net investment income	0.91%	0.71%	0.40%	* (b)(d)
Portfolio turnover rate	21%	15%	26%

See Footnote Summary on page 81.

See Notes to Financial Statements.

2012 Annual Report	75

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.57	$10.63	$10.00

Income from investment operations:
Investment income, net†	0.12	0.09	0.03	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.48	0.20	0.60

Total from investment operations	0.60	0.29	0.63

Less dividends and distributions:
Dividends from taxable net investment income	(.09)	(0.03)	0
Distributions from net realized gain on investment transactions	(.05)	(0.32)	0

Total dividends and distributions	(.14)	(0.35)	0

Net asset value, end of period	$11.03	$10.57	$10.63

Total return (c)	5.73%	2.80%	6.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$568,815	$526,880	$297,618
Average net assets (000 omitted)	$558,652	$443,050	$136,271
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.69%	0.71%	0.75%	* (d)
Expenses, before waivers/reimbursement	0.69%	0.71%	0.84%	* (d)
Net investment income	1.06%	0.86%	0.55%	* (b)(d)
Portfolio turnover rate	21%	15%	26%

See Footnote Summary on page 81.

See Notes to Financial Statements.

76	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.50	$10.66	$10.00

Income from investment operations:
Investment income, net†	0.09	0.07	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.50	0.15	0.64

Total from investment operations	0.59	0.22	0.66

Less dividends and distributions:
Dividends from taxable net investment income	(0.07)	(0.02)	0
Distributions from net realized gain on investment transactions	(0.04)	(0.36)	0

Total dividends and distributions	(0.11)	(0.38)	0

Net asset value, end of period	$10.98	$10.50	$10.66

Total return (c)	5.67%	2.13%	6.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$272,315	$243,235	$171,603
Average net assets (000 omitted)	$262,729	$219,646	$87,845
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.89%	0.89%	0.90%	* (d)
Expenses, before waivers/reimbursement	0.89%	0.89%	1.06%	* (d)
Net investment income	0.83%	0.62%	0.32%	* (b)(d)
Portfolio turnover rate	19%	13%	33%

See Footnote Summary on page 81.

See Notes to Financial Statements.

2012 Annual Report	77

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.51	$10.67	$10.00

Income from investment operations:
Investment income, net†	0.11	0.08	0.03	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.50	0.15	0.64

Total from investment operations	0.61	0.23	0.67

Less dividends and distributions:
Dividends from taxable net investment income	(0.09)	(0.03)	0
Distributions from net realized gain on investment transactions	(0.04)	(0.36)	0

Total dividends and distributions	(0.13)	(0.39)	0

Net asset value, end of period	$10.99	$10.51	$10.67

Total return (c)	5.81%	2.21%	6.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$160,947	$151,838	$68,459
Average net assets (000 omitted)	$162,199	$100,484	$35,401
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.74%	0.74%	0.75%	* (d)
Expenses, before waivers/reimbursement	0.74%	0.74%	0.96%	* (d)
Net investment income	0.98%	0.79%	0.47%	* (b)(d)
Portfolio turnover rate	19%	13%	33%

See Footnote Summary on page 81.

See Notes to Financial Statements.

78	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.47	$10.63	$10.00

Income from investment operations:
Investment income, net†	0.08	0.06 (b)	0.01	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.48	0.17	0.62

Total from investment operations	0.56	0.23	0.63

Less dividends and distributions:
Dividends from taxable net investment income	(0.07)	(0.02)	0
Distributions from net realized gain on investment transactions	(0.05)	(0.37)	0

Total dividends and distributions	(0.12)	(0.39)	0

Net asset value, end of period	$10.91	$10.47	$10.63

Total return (c)	5.37%	2.20%	6.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$314,941	$290,436	$187,654
Average net assets (000 omitted)	$309,928	$250,755	$93,386
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.89%	0.90%	0.90%	* (d)
Expenses, before waivers/reimbursement	0.89%	0.91%	1.08%	* (d)
Net investment income	0.75%	0.59% (b)	0.18%	* (b)(d)
Portfolio turnover rate	29%	14%	39%

See Footnote Summary on page 81.

See Notes to Financial Statements.

2012 Annual Report	79

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.49	$10.64	$10.00

Income from investment operations:
Investment income, net†	0.10	0.08 (b)	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.47	0.17	0.62

Total from investment operations	0.57	0.25	0.64

Less dividends and distributions:
Dividends from taxable net investment income	(0.08)	(0.03)	0
Distributions from net realized gain on investment transactions	(0.05)	(0.37)	0

Total dividends and distributions	(0.13)	(0.40)	0

Net asset value, end of period	$10.93	$10.49	$10.64

Total return (c)	5.50%	2.38%	6.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$61,587	$47,730	$32,066
Average net assets (000 omitted)	$57,931	$41,437	$16,930
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.74%	0.75%	0.75%	* (d)
Expenses, before waivers/reimbursement	0.74%	0.76%	1.05%	* (d)
Net investment income	0.90%	0.73% (b)	0.33%	* (b)(d)
Portfolio turnover rate	29%	14%	39%

See Footnote Summary on page 81.

See Notes to Financial Statements.

80	Sanford C. Bernstein Fund, Inc.

*	Annualized.
†	Based on average shares outstanding.
(a)	Commencement of operations.
(b)	Net of fees waived/reimbursed by the Adviser.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(d)	The ratio includes expenses attributable to costs of proxy solicitation.
(e)	Amount is less than $.005.

See Notes to Financial Statements.

2012 Annual Report	81

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 18 portfolios (“Portfolios”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
International	International Class, Class A, Class B and Class C
Tax-Managed International	Tax-Managed International Class, Class A, Class B and Class C
Emerging Markets	Emerging Markets Class

FIXED INCOME MUNICIPAL PORTFOLIOS
Short Duration New York Municipal	Short Duration New York Municipal Class
Short Duration California Municipal	Short Duration California Municipal Class
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class

INTERMEDIATE MUNICIPAL PORTFOLIOS
New York Municipal	Municipal Class, Class A, Class B and Class C
California Municipal	Municipal Class, Class A, Class B and Class C
Diversified Municipal	Municipal Class, Class A, Class B and Class C

FIXED INCOME TAXABLE PORTFOLIOS
U.S. Government Short Duration	U.S. Government Short Duration Class
Short Duration Plus	Short Duration Plus Class, Class A, Class B and Class C
Intermediate Duration	Intermediate Duration Class

OVERLAY PORTFOLIOS*
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

*	The Overlay Portfolios commenced operations on February 8, 2010.

Each Portfolio has its own investment objectives. Each class of shares has identical voting, dividend, liquidation and other rights, except that with respect to the International Equity, Fixed Income Taxable and Fixed Income Municipal Portfolios, the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. This report relates only to the Overlay Portfolios. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc.

82	Sanford C. Bernstein Fund, Inc.

(“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

2012 Annual Report	83

Notes to Financial Statements (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through brokers or pricing services are generally categorized within Level 2. Those investments for which current data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used to by pricing vendors derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2012:

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks:
Information Technology	$137,093,511	$12,598,998	$0	$149,692,509
Consumer Discretionary	115,934,212	26,453,905	0	142,388,117
Financials	70,910,169	47,669,313	0	118,579,482
Health Care	103,974,885	8,071,693	0	112,046,578
Industrials	57,251,331	29,490,867	0	86,742,198
Consumer Staples	64,440,238	17,641,236	0	82,081,474
Energy	58,027,234	23,845,502	0	81,872,736
Equity:Other	26,701,552	28,136,609	0	54,838,161
Retail	24,762,680	19,970,061	0	44,732,741
Utilities	22,696,409	3,622,964	0	26,319,373

84	Sanford C. Bernstein Fund, Inc.

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Materials	$14,461,656	$8,909,640	$0	$23,371,296
Residential	12,856,051	9,310,474	0	22,166,525
Office	12,397,688	8,013,822	0	20,411,510
Telecommunication Services	10,347,233	6,222,580	0	16,569,813
Lodging	8,588,281	2,150,987	0	10,739,268
Investment Companies	24,002,910	0	0	24,002,910
Options Purchased - Puts	0	11,598,158	0	11,598,158
Warrants	0	0	10,615,830	10,615,830
Rights	29,050	0	0	29,050
Short-Term Investments:
Investment Companies	403,554,838	0	0	403,554,838
U.S. Treasury Bills	0	5,998,901	0	5,998,901
Total Investments in Securities	1,168,029,928	269,705,710+	10,615,830	1,448,351,468
Other Financial Instruments* :
Assets:
Futures Contracts	436,581	41,596	0	478,177	#
Forward Currency Exchange Contracts	0	2,949,913	0	2,949,913
Total Return Swap Contracts	0	2,892,144	0	2,892,144
Liabilities:
Futures Contracts	(2,766,518)	(528,953)	0	(3,295,471	)#
Forward Currency Exchange Contracts	0	(1,570,331)	0	(1,570,331)
Put Options Written	0	(4,251)	0	(4,251)
Total##	$1,165,699,991	$273,485,828	$10,615,830	$1,449,801,649

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks:
Information Technology	$327,108,814	$30,264,955	$0	$357,373,769
Consumer Discretionary	283,115,258	66,476,471	0	349,591,729
Financials	162,837,631	112,747,406	0	275,585,037
Health Care	251,800,507	20,508,083	0	272,308,590
Energy	162,358,600	62,146,932	0	224,505,532
Consumer Staples	149,283,765	46,384,457	0	195,668,222
Industrials	129,323,814	60,997,769	0	190,321,583
Materials	32,400,600	20,785,610	0	53,186,210
Utilities	37,897,016	9,525,025	0	47,422,041
Telecommunication Services	29,157,430	16,078,924	0	45,236,354
Warrants	0	0	26,431,846	26,431,846
Options Purchased - Puts	0	22,565,911	0	22,565,911
Short-Term Investments:
Investment Companies	785,278,411	0	0	785,278,411
U.S. Treasury Bills	0	1,799,880	0	1,799,880
Total Investments in Securities	2,350,561,846	470,281,423+	26,431,846	2,847,275,115

2012 Annual Report	85

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Other Financial Instruments* :
Assets:
Futures Contracts	$2,286,200	$19,504	$0	$2,305,704	#
Forward Currency Exchange Contracts	0	3,854,852	0	3,854,852
Liabilities:
Futures Contracts	(1,650,326)	(477,077)	0	(2,127,403	)#
Forward Currency Exchange Contracts	0	(4,267,704)	0	(4,267,704)
Put Options Written	0	(10,635)	0	(10,635)
Total##	$2,351,197,720	$469,400,363	$26,431,846	$2,847,029,929

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Governments - Treasuries	$0	$496,861,082	$0	$496,861,082
Governments - Sovereign Agencies	0	98,093,214	0	98,093,214
Corporates - Investment Grades	0	71,823,348	0	71,823,348
Mortgage Pass-Throughs	0	38,831,927	0	38,831,927
Common Stocks:
Equity:Other	5,276,473	6,751,304	0	12,027,777
Retail	4,989,244	3,898,239	0	8,887,483
Residential	2,585,832	1,870,273	0	4,456,105
Office	2,553,592	1,651,160	0	4,204,752
Lodging	1,599,094	440,042	0	2,039,136
Industrials	249,133	995,803	0	1,244,936
Agencies	0	26,733,425	0	26,733,425
Inflation-Linked Securities	0	26,134,253	0	26,134,253
Investment Companies	13,191,748	0	0	13,191,748
Local Governments - Provincial Bonds	0	7,751,324	0	7,751,324
Options Purchased - Puts	0	3,130,380	0	3,130,380
Quasi-Sovereigns	0	1,943,869	0	1,943,869
Covered Bonds	0	1,870,560	0	1,870,560
Rights	5,871	0	0	5,871
Short-Term Investments	237,194,468	0	0	237,194,468
Total Investments in Securities	267,645,455	788,780,203+	0	1,056,425,658
Other Financial Instruments* :
Assets:
Futures Contracts	33,234	72,079	0	105,313	#
Forward Currency Exchange Contracts	0	3,853,739	0	3,853,739
Total Return Swap Contracts	0	580,840	0	580,840
Liabilities:
Futures Contracts	(3,301,970)	(205,092)	0	(3,507,062	)#
Forward Currency Exchange Contracts	0	(3,518,589)	0	(3,518,589)
Total Return Swap Contracts	0	(602,771)	0	(602,771)
Total##	$264,376,719	$788,960,409	$0	$1,053,337,128

86	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,083,276,342	$7,332,514	$1,090,608,856
Short-Term Municipal Notes	0	45,435,000	0	45,435,000
Corporates - Investment Grades	0	59,422,041	0	59,422,041
Options Purchased - Puts	0	5,063,850	0	5,063,850
Investment Companies	151,135	0	0	151,135
Short-Term Investments:
Investment Companies	477,777,118	0	0	477,777,118
U.S. Treasury Bills	0	2,499,831	0	2,499,831
Total Investments in Securities	477,928,253	1,195,697,064	7,332,514	1,680,957,831
Other Financial Instruments* :
Assets:
Futures Contracts	0	71,450	0	71,450	#
Forward Currency Exchange Contracts	0	1,612,133	0	1,612,133
Total Return Swap Contracts	0	3,087,351	0	3,087,351
Liabilities:
Futures Contracts	(6,065,113)	(258,792)	0	(6,323,905	)#
Forward Currency Exchange Contracts	0	(81,386)	0	(81,386)
Total##	$471,863,140	$1,200,127,820	$7,332,514	$1,679,323,474

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$284,320,441	$2,398,477	$286,718,918
Short-Term Municipal Notes	0	10,000,000	0	10,000,000
Corporates - Investment Grades	0	15,173,651	0	15,173,651
Options Purchased - Puts	0	1,268,520	0	1,268,520
Short-Term Investments	128,166,259	0	0	128,166,259
Total Investments in Securities	128,166,259	310,762,612	2,398,477	441,327,348
Other Financial Instruments* :
Assets:
Futures Contracts	0	18,366	0	18,366	#
Forward Currency Exchange Contracts	0	410,500	0	410,500
Total Return Swap Contracts	0	818,424	0	818,424
Liabilities:
Futures Contracts	(1,562,379)	(64,146)	0	(1,626,525	)#
Forward Currency Exchange Contracts	0	(20,519)	0	(20,519)
Total++	$126,603,880	$311,925,237	$2,398,477	$440,927,594

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$232,233,064	$821,253	$233,054,317
Governments - Treasuries	0	18,138,376	0	18,138,376
Corporates - Investment Grades	661,948	9,548,015	0	10,209,963
Options Purchased - Puts	0	1,115,070	0	1,115,070

2012 Annual Report	87

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Short-Term Investments:
Investment Companies	$106,152,903	$0	$0	$106,152,903
U.S. Treasury Bills	0	699,923	0	699,923
Total Investments in Securities	106,814,851	261,734,448	821,253	369,370,552
Other Financial Instruments* :
Assets:
Futures Contracts	0	8,674	0	8,674	#
Forward Currency Exchange Contracts	0	358,417	0	358,417
Total Return Swap Contracts	0	712,223	0	712,223
Liabilities:
Futures Contracts	(1,345,202)	(55,365)	0	(1,400,567	)#
Forward Currency Exchange Contracts	0	(17,928)	0	(17,928)
Total++	$105,469,649	$262,740,469	$821,253	$369,031,371

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

++	There were no transfers between Level 1 and Level 2 during the reporting period.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

##	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

OVERLAY A PORTFOLIO	ENERGY	WARRANTS	TOTAL
Balance as of 9/30/11	$393,116	$0	$393,116
Accrued discounts/(premiums)	0	0	0
Realized gain (loss)	145,286	(1,033,265)	(887,979)
Change in unrealized appreciation/depreciation	(256)	1,089,378	1,089,122
Purchases	349,887	7,617,646	7,967,533
Sales	(888,033)	(4,050,657)	(4,938,690)
Transfers in to Level 3	0	6,992,728	6,992,728
Transfers out of Level 3	0	0	0

Balance as of 9/30/12	$0	$10,615,830	$10,615,830

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*	$0	$1,089,378	$1,089,378

TAX-AWARE OVERLAY A PORTFOLIO	ENERGY	WARRANTS	TOTAL
Balance as of 9/30/11	$920,894	$0	$920,894
Accrued discounts/(premiums)	0	0	0
Realized gain (loss)	0	(1,657,583)	(1,657,583)
Change in unrealized appreciation/depreciation	0	1,914,407	1,914,407
Purchases	0	19,984,306	19,984,306
Sales	0	(9,255,752)	(9,255,752)

88	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY A PORTFOLIO	ENERGY	WARRANTS	TOTAL
Transfers in to Level 3	0	15,446,468	15,446,468
Transfers out of Level 3	(920,894)	0	(920,894)

Balance as of 9/30/12	$0	$26,431,846	$26,431,846

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*	$0	$1,914,407	$1,914,407

TAX-AWARE OVERLAY B PORTFOLIO		LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/11		$0	$0
Accrued discounts/(premiums)		14,698	14,698
Realized gain (loss)		0	0
Change in unrealized appreciation/depreciation		27,976	27,976
Purchases		1,825,000	1,825,000
Sales		0	0
Transfers in to Level 3		5,464,840	5,464,840
Transfers out of Level 3		0	0

Balance as of 9/30/12		$7,332,514	$7,332,514

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*		$27,976	$27,976

TAX-AWARE OVERLAY C PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/11	$0	$0
Accrued discounts/(premiums)	4,053	4,053
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	14,436	14,436
Purchases	945,000	945,000
Sales	0	0
Transfers in to Level 3	1,434,988	1,434,988
Transfers out of Level 3	0	0

Balance as of 9/30/12	$2,398,477	$2,398,477

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*	$14,436	$14,436

TAX-AWARE OVERLAY N PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/11	$0	$0
Accrued discounts/(premiums)	2,188	2,188
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	(1,888)	(1,888)
Purchases	0	0
Sales	0	0
Transfers in to Level 3	820,953	820,953
Transfers out of Level 3	0	0

Balance as of 9/30/12	$821,253	$821,253

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*	$(1,888)	$(1,888)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

2012 Annual Report	89

Notes to Financial Statements (continued)

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolios) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2012, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

90	Sanford C. Bernstein Fund, Inc.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio — due to reclassifications of foreign currency, foreign capital gains tax and paydown gains(losses), the tax treatment of passive foreign investment companies (PFICs) and Treasury inflation-protected securities, reclassifications of distributions, return of capital distributions received from underlying securities, the tax treatment of swaps, and the utilization of earnings and profits distributed to shareholders on the redemption of shares — are reflected as adjustments to the components of capital as of September 30, 2012 as shown below:

PORTFOLIO	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	INCREASE (DECREASE) TO ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Overlay A Portfolio	$3,303,749	$3,450,372	$(6,754,121)
Tax-Aware Overlay A Portfolio	6,418,664	(1,781,955)	(4,636,709)
Overlay B Portfolio	0	16,598,464	(16,598,464)
Tax-Aware Overlay B Portfolio	0	17,653	(17,653)
Tax-Aware Overlay C Portfolio	0	5,433	(5,433)
Tax-Aware Overlay N Portfolio	0	3,022	(3,022)

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolios pay the Adviser an investment management fee at an annual rate of .90% for Overlay A and Tax-Aware Overlay A; .65% for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, of the average daily net assets of each Portfolio.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

PORTFOLIO	CLASS 1	CLASS 2
Overlay A	1.20%	1.00%
Tax-Aware Overlay A	1.20%	1.00%
Overlay B	.90%	.75%
Tax-Aware Overlay B	.90%	.75%
Tax-Aware Overlay C	.90%	.75%
Tax-Aware Overlay N	.90%	.75%

During the year ended September 30, 2012, there was no such reimbursement.

2012 Annual Report	91

Notes to Financial Statements (continued)

Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Portfolios until January 31, 2013. No repayment will be made in excess of the offering expenses, or that would cause a Portfolio’s total annualized operating expenses to exceed the net fee percentage set forth in the table. This fee waiver and/or expense reimbursement agreement may not be terminated before January 31, 2013, after which it may be terminated by either party.

During the year ended September 30, 2012, the Portfolios made repayments to the Adviser of the offering expenses as follows:

Overlay A Portfolio	$36,308
Tax-Aware Overlay A Portfolio	$36,308
Overlay B Portfolio	$36,308
Tax-Aware Overlay B Portfolio	$44,696
Tax-Aware Overlay C Portfolio	$18,411
Tax-Aware Overlay N Portfolio	$21,882

During the year ended September 30, 2011, the Adviser reimbursed the Tax-Aware Overlay A Portfolio $55,025 for trading losses incurred due to a trade entry error.

B.	Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is .20 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay A and Tax-Aware Overlay A Portfolios during the month, and .15 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios during the month.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the six Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Investments in Affiliated Issuers

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the year ended September 30, 2012 is as follows:

PORTFOLIO	MARKET VALUE SEPTEMBER 30, 2011 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE SEPTEMBER 30, 2012 (000)	DIVIDEND INCOME (000)
Overlay A	$552,356	$612,150	$760,951	$403,555	$543
Tax-Aware Overlay A	957,399	1,295,936	1,468,057	785,278	1,005
Overlay B	241,353	478,384	482,543	237,194	276
Tax-Aware Overlay B	510,594	704,608	737,425	477,777	572
Tax-Aware Overlay C	113,077	183,850	168,761	128,166	134
Tax-Aware Overlay N	103,097	144,682	141,626	106,153	126

92	Sanford C. Bernstein Fund, Inc.

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the year ended September 30, 2012 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
Overlay A	$1,902,636	$87	$0
Tax-Aware Overlay A	3,473,192	410	0
Overlay B	246,477	0	0
Tax-Aware Overlay B	255,727	0	0
Tax-Aware Overlay C	65,431	0	0
Tax-Aware Overlay N	56,724	0	0

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2012, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Overlay A	$1,036,678,051	$0	$940,882,658	$0
Tax-Aware Overlay A	1,868,293,126	0	1,636,086,754	1,000,000
Overlay B	676,315,919	294,599,550	615,527,519	205,827,855
Tax-Aware Overlay B	343,309,552	9,092,900	206,052,910	21,728,961
Tax-Aware Overlay C	91,576,728	0	38,439,638	16,556,675
Tax-Aware Overlay N	77,202,374	27,793,549	58,379,791	14,929,980

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

		GROSS UNREALIZED
PORTFOLIO	COST	APPRECIATION	(DEPRECIATION)	NET UNREALIZED APPRECIATION
Overlay A	$1,403,451,948	$96,613,001	$(51,713,481)	$44,899,520
Tax-Aware Overlay A	2,702,296,609	234,504,344	(89,525,838)	144,978,506
Overlay B	1,015,832,413	44,001,413	(3,408,168)	40,593,245
Tax-Aware Overlay B	1,616,978,085	64,057,240	(77,494)	63,979,746
Tax-Aware Overlay C	425,467,760	15,859,588	0	15,859,588
Tax-Aware Overlay N	357,445,999	11,937,944	(13,391)	11,924,553

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

2012 Annual Report	93

Notes to Financial Statements (continued)

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Each Portfolio may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into a futures contract, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2012, the Portfolios held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2012, the Portfolios entered into foreign-currency exchange contracts for hedging and non-hedging purposes.

94	Sanford C. Bernstein Fund, Inc.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the year ended September 30, 2012, the Portfolios held written options for hedging and non-hedging purposes.

During the year ended September 30, 2012, the Portfolios held purchased options for hedging and non-hedging purposes.

For the year ended September 30, 2012, the Portfolios had the following transactions in written options:

OVERLAY A PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/11	0	$0
Options written	369,175	9,530,837
Options expired	0	0
Options bought back	(336,095)	(9,259,535)
Options exercised	0	0

Options written outstanding as of 9/30/12	33,080	$271,302

TAX-AWARE OVERLAY A PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/11	0	$0
Options written	746,609	18,962,494
Options expired	0	0
Options bought back	(663,849)	(18,283,748)
Options exercised	0	0

Options written outstanding as of 9/30/12	82,760	$678,746

2012 Annual Report	95

Notes to Financial Statements (continued)

OVERLAY B PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/11	0	$0
Options written	97,875	2,692,798
Options expired	0	0
Options bought back	(97,875)	(2,692,798)
Options exercised	0	0

Options written outstanding as of 9/30/12	0	$0

TAX-AWARE OVERLAY B PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/11	0	$0
Options written	156,477	4,303,841
Options expired	0	0
Options bought back	(156,477)	(4,303,841)
Options exercised	0	0

Options written outstanding as of 9/30/12	0	$0

TAX-AWARE OVERLAY C PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/11	0	$0
Options written	39,882	1,097,298
Options expired	0	0
Options bought back	(39,882)	(1,097,298)
Options exercised	0	0

Options written outstanding as of 9/30/12	0	$0

TAX-AWARE OVERLAY N PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/11	0	$0
Options written	34,491	948,654
Options expired	0	0
Options bought back	(34,491)	(948,654)
Options exercised	0	0

Options written outstanding as of 9/30/12	0	$0

•	Swap Agreements

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, equity markets and currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

96	Sanford C. Bernstein Fund, Inc.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Total Return Swaps:

Each Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended September 30, 2012, the Portfolios held total return swaps for hedging and non-hedging purposes.

Documentation governing the Portfolios’ OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of September 30, 2012, the following Portfolios had OTC derivatives with contingent features in net liability positions:

PORTFOLIO	TOTAL MARKET VALUE OF OTC DERIVATIVES	MARKET VALUE OF COLLATERAL PLEDGED	UNCOLLATERALIZED AMOUNT
Overlay A	$(1,404,214)	$0	$(1,404,214)
Tax-Aware Overlay A	(4,014,032)	0	(4,014,032)
Overlay B	(767,249)	191,071	(576,178)
Tax-Aware Overlay B	(7,976)	0	(7,976)
Tax-Aware Overlay C	(352)	0	(352)
Tax-Aware Overlay N	(1,403)	0	(1,403)

If a trigger event had occurred at September 30, 2012, for those derivatives in a net liability position, the uncollateralized amount would be required to be posted by the Portfolios.

2012 Annual Report	97

Notes to Financial Statements (continued)

At September 30, 2012, the Portfolios had entered into the following derivatives:

OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$2,949,913		Unrealized depreciation of forward currency exchange contracts	$1,570,331
Interest rate contracts	Margin due from/owed to broker on futures contracts	303,125	*
Equity contracts	Unrealized appreciation of total return swap contracts	2,892,144
Equity contracts				Margin due from/owed to broker on futures contracts	3,120,419	*
Equity contracts	Investments in securities at value	11,598,158
Equity contracts				Options written, at value	4,251
Total		$17,743,340			$4,695,001

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2012:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$7,042,538	$(1,110,583)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	18,151,914	(9,222,192)
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	(13,027,332)	(4,620,854)
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	(72,660,041)	(17,185,288)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(28,082,438)	1,651,283
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	4,310,227	267,051
Total		$(84,265,132)	$(30,220,583)

98	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$3,854,852		Unrealized depreciation of forward currency exchange contracts	$4,267,704
Interest rate contracts	Margin due from/owed to broker on futures contracts	2,274,086	*
Equity contracts				Margin due from/owed to broker on futures contracts	2,095,785	*
Equity contracts	Investments in securities at value	22,565,911
Equity contracts				Options written, at value	10,635
Total		$28,694,849			$6,374,124

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2012:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$19,276,274	$(9,269,988)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	18,033,483	(2,888,656)
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	(189,163,749)	(33,584,437)
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	(3,614,447)	0
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(54,209,045)	2,853,117
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	8,511,060	668,111
Total		$(201,166,424)	$(42,221,853)

2012 Annual Report	99

Notes to Financial Statements (continued)

OVERLAY B PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$3,853,739	Unrealized depreciation of forward currency exchange contracts	$3,518,589
Interest rate contracts			Margin due from/owed to broker on futures contracts	552,892	*
Equity contracts			Margin due from/owed to broker on futures contracts	2,848,857	*
Equity contracts	Unrealized appreciation of total return swap contracts	580,840	Unrealized depreciation of total return swap contracts	602,771
Equity contracts	Investments in securities at value	3,130,380
Total		$7,564,959		$7,523,109

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2012:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$1,642,397	$(14,976,050)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	(13,779,388)	(1,486,639)
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	33,809,488	(692,521)
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	59,540	(538,290)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(6,019,666)	620,244
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,251,184	0
Total		$16,963,555	$(17,073,256)

100	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,612,133	Unrealized depreciation of forward currency exchange contracts	$81,386
Interest rate contracts			Margin due from/owed to broker on futures contracts	1,243,198	*
Equity contracts			Margin due from/owed to broker on futures contracts	5,009,257	*
Equity contracts	Unrealized appreciation of total return swap contracts	3,087,351
Equity contracts	Investments in securities at value	5,063,850
Total		$9,763,334		$6,333,841

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2012:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$1,727,190	$970,391
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	(16,555,268)	(2,199,503)
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	59,234,047	(1,115,148)
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	(5,012,162)	11,452,391
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(10,107,270)	1,003,336
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,999,520	0
Total		$31,286,057	$10,111,467

2012 Annual Report	101

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$410,500	Unrealized depreciation of forward currency exchange contracts	$20,519
Interest rate contracts			Margin due from/owed to broker on futures contracts	347,839	*
Equity contracts			Margin due from/owed to broker on futures contracts	1,260,320	*
Equity contracts	Unrealized appreciation of total return swap contracts	818,424
Equity contracts	Investments in securities at value	1,268,520
Total		$2,497,444		$1,628,678

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2012:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$441,468	$225,279
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	(4,456,020)	(550,194)
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	15,018,730	(292,014)
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	(1,346,297)	3,015,867
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(2,576,841)	251,341
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	509,765	0
Total		$7,590,805	$2,650,279

102	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$358,417	Unrealized depreciation of forward currency exchange contracts	$17,928
Interest rate contracts			Margin due from/owed to broker on futures contracts	283,563	*
Equity contracts			Margin due from/owed to broker on futures contracts	1,108,330	*
Equity contracts	Unrealized appreciation of total return swap contracts	712,223
Equity contracts	Investments in securities at value	1,115,070
Total		$2,185,710		$1,409,821

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2012:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$373,281	$207,344
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	(3,666,372)	(480,489)
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	13,066,181	(275,110)
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	(1,149,567)	2,612,043
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(2,221,723)	220,937
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	440,888	0
Total		$6,842,688	$2,284,725

2012 Annual Report	103

Notes to Financial Statements (continued)

The following tables represent the volume of the Portfolios’ derivative transactions during the year ended September 30, 2012:

OVERLAY A PORTFOLIO

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$199,892,209
Average principal amount of sale contracts	$239,770,108

Futures Contracts:
Average original value of buy contracts	$508,667,599
Average original value of sale contracts	$209,865,350

Total Return Swap Contracts:
Average notional amount	$57,686,540

Purchased Options:
Average cost	$10,432,741	(a)
(a) Positions were open ten months during the year.
TAX-AWARE OVERLAY A PORTFOLIO

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$319,013,100
Average principal amount of sale contracts	$473,091,489

Futures Contracts:
Average original value of buy contracts	$832,706,629
Average original value of sale contracts	$560,073,867	(a)

Total Return Swap Contracts:
Average notional amount	$43,350,001	(b)

Purchased Options Contracts:
Average cost	$20,282,727	(c)

(a) Positions were open eleven months during the year.
(b) Positions were open one month during the year.
(c) Positions were open ten months during the year.
OVERLAY B PORTFOLIO

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$72,233,909
Average principal amount of sale contracts	$514,075,010

Futures Contracts:
Average original value of buy contracts	$258,982,145
Average original value of sale contracts	$181,904,524

Total Return Swap Contracts:
Average notional amount	$31,241,669

Purchased Options Contracts:
Average monthly cost	$2,436,434	(a)
(a) Positions were open nine months during the year.

104	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY B PORTFOLIO

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$74,552,501
Average principal amount of sale contracts	$69,561,693

Futures Contracts:
Average original value of buy contracts	$431,121,744
Average original value of sale contracts	$345,344,670	(a)

Total Return Swap Contracts:
Average notional amount	$57,190,947

Purchased Options:
Average cost	$4,090,339	(b)

(a) Positions were open ten months during the year.
(b) Positions were open nine months during the year.
TAX-AWARE OVERLAY C PORTFOLIO

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$18,665,967
Average principal amount of sale contracts	$17,630,235

Futures Contracts:
Average original value of buy contracts	$106,624,885
Average original value of sale contracts	$93,676,355	(a)

Total Return Swap Contracts:
Average notional amount	$14,821,821

Purchased Options Contracts:
Average cost	$1,040,276	(b)

(a) Positions were open ten months during the year.
(b) Positions were open nine months during the year.
TAX-AWARE OVERLAY N PORTFOLIO

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$16,067,030
Average principal amount of sale contracts	$15,221,064

Futures Contracts:
Average original value of buy contracts	$93,946,016
Average original value of sale contracts	$76,169,929	(a)

Total Return Swap Contracts:
Average notional amount	$12,935,277

Purchased Options Contracts:
Average monthly cost	$898,543	(b)

(a) Positions were open ten months during the year.
(b) Positions were open nine months during the year.

2012 Annual Report	105

Notes to Financial Statements (continued)

Note 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2012 and September 30, 2011 were as follows:

PORTFOLIO	2012	2011
Overlay A
Distributions paid from:
Ordinary income	$73,568,776	$12,666,079
Long-term capital gains	53,409,629	6,173,826

Total distributions paid	$126,978,405	$18,839,905

Tax-Aware Overlay A
Distributions paid from:
Ordinary income	$14,757,764	$365,793
Long-term capital gains	92,852,931	24,955,866

Total distributions paid	$107,610,695	$25,321,659

Overlay B
Distributions paid from:
Ordinary income	$22,965,820	$16,526,677
Long-term capital gains	7,088,757	8,205,537

Total distributions paid	$30,054,577	$24,732,214

Tax-Aware Overlay B
Distributions paid from:
Ordinary income	$598,823	$14,850,284
Long-term capital gains	6,919,875	17,418,235

Total taxable distributions	7,518,698	32,268,519
Tax exempt distributions	12,142,189	2,722,787

Total distributions paid	$19,660,887	$34,991,306

Tax-Aware Overlay C
Distributions paid from:
Ordinary income	$225,208	$4,705,433
Long-term capital gains	1,450,089	4,248,534

Total taxable distributions	1,675,297	8,953,967
Tax exempt distributions	2,779,105	516,493

Total distributions paid	$4,454,402	$9,470,460

Tax-Aware Overlay N
Distributions paid from:
Ordinary income	$195,198	$4,448,990
Long-term capital gains	1,491,811	3,979,384

Total taxable distributions	1,687,009	8,428,374
Tax exempt distributions	2,292,571	357,614

Total distributions paid	$3,979,580	$8,785,988

106	Sanford C. Bernstein Fund, Inc.

As of September 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES (b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Overlay A	$10,826,082	$0	$(113,232,023)	$41,785,190	$(60,620,751)
Tax-Aware Overlay A	11,457,294	0	(228,403,847)	139,827,698	(77,118,855)
Overlay B	10,959,073	14,481,238	(19,116,200)	39,317,595	45,641,706
Tax-Aware Overlay B	11,932,953	10,388,199	0	65,320,559	87,641,711
Tax-Aware Overlay C	2,680,916	2,456,621	0	16,243,156	21,380,693
Tax-Aware Overlay N	2,001,663	2,628,250	0	12,248,992	16,878,905

(a)	Includes tax exempt income as shown below:

Tax-Aware Overlay B	$11,206,763
Tax-Aware Overlay C	2,415,375
Tax-Aware Overlay N	1,854,883

(b)	At September 30, 2012, Overlay B Portfolio deferred $19,116,200 in straddles losses. Additionally, as of September 30, 2012 certain Portfolios had capital loss carryforwards for federal income tax purposes.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

(d)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2012, the following Portfolios had net capital loss carryforwards which will expire as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
Overlay A	$81,047,425	$32,184,598	No expiration
Tax-Aware Overlay A	190,771,704	37,632,143	No expiration

2012 Annual Report	107

Notes to Financial Statements (continued)

NOTE 5.	Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on each Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios invest primarily in securities issued by the State of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Leverage Risk—When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards,

108	Sanford C. Bernstein Fund, Inc.

futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

Commodity Risk—The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic political and regulatory developments.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Mortgage-Related Securities Risk—In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Real Estate Related Securities Risk— Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

ETF Risk— ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETFs expenses and runs the risk that the ETF may not achieve its investment objective.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

As of September 30, 2012, the Sanford C. Bernstein Fund, Inc., has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 3.6 billion shares are allocated to the Overlay Portfolios. Each Class 1 and Class 2 of the Overlay Portfolios is allocated 300 million shares.

2012 Annual Report	109

Notes to Financial Statements (continued)

	OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Class 1 Shares
Shares sold	23,637,627	36,264,848	$255,893,098	$391,852,365
Shares issued on reinvestment of dividends and distributions	2,213,238	1,913,160	23,416,054	20,126,420
Shares redeemed	(19,925,961)	(17,065,262)	(215,712,929)	(184,972,209)

Net increase	5,924,904	21,112,746	63,596,223	227,006,576
Beginning of period	72,603,680	51,490,934	760,091,262	533,084,686

End of period	78,528,584	72,603,680	$823,687,485	$760,091,262

Class 2 Shares
Shares sold	8,828,688	9,458,944	$95,894,102	$102,480,023
Shares issued on reinvestment of dividends and distributions	406,646	361,667	4,302,318	3,804,741
Shares redeemed	(4,462,184)	(4,073,572)	(48,626,411)	(44,213,022)

Net increase	4,773,150	5,747,039	51,570,009	62,071,742
Beginning of period	13,552,285	7,805,246	142,419,005	80,347,263

End of period	18,325,435	13,552,285	$193,989,014	$142,419,005

	TAX-AWARE OVERLAY B PORTFOLIO

	SHARES		AMOUNT
	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Class 1 Shares
Shares sold	30,851,312	49,153,581	$334,572,008	$526,354,326
Shares issued on reinvestment of dividends and distributions	1,065,045	2,183,361	11,310,780	22,859,787
Shares redeemed	(26,114,467)	(15,507,557)	(283,318,196)	(166,498,734)

Net increase	5,801,890	35,829,385	62,564,592	382,715,379
Beginning of period	97,998,699	62,169,314	1,021,728,016	639,012,637

End of period	103,800,589	97,998,699	$1,084,292,608	$1,021,728,016

Class 2 Shares
Shares sold	16,123,219	27,419,678	$174,737,815	$294,130,174
Shares issued on reinvestment of dividends and distributions	585,158	1,093,326	6,220,234	11,447,128
Shares redeemed	(15,018,400)	(6,645,518)	(162,613,547)	(71,416,028)

Net increase	1,689,977	21,867,486	18,344,502	234,161,274
Beginning of period	49,860,530	27,993,044	521,905,298	287,744,024

End of period	51,550,507	49,860,530	$540,249,800	$521,905,298

110	Sanford C. Bernstein Fund, Inc.

Share transactions for each Portfolio for the years ended September 30, 2012 and September 30, 2011, were as follows:

	OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Class 1 Shares
Shares sold	27,885,816	49,924,048	$293,042,781	$574,625,703
Shares issued on reinvestment of dividends and distributions	10,482,442	1,416,957	105,138,899	15,926,600
Shares redeemed	(28,539,575)	(13,955,110)	(299,257,664)	(159,777,436)

Net increase	9,828,683	37,385,895	98,924,016	430,774,867
Beginning of period	107,693,504	70,307,609	1,166,650,839	735,875,972

End of period	117,522,187	107,693,504	$1,265,574,855	$1,166,650,839

Class 2 Shares
Shares sold	9,072,404	12,588,185	$95,332,406	$144,710,636
Shares issued on reinvestment of dividends and distributions	2,041,264	218,441	20,494,287	2,455,275
Shares redeemed	(7,829,709)	(2,689,007)	(82,606,782)	(31,123,230)

Net increase	3,283,959	10,117,619	33,219,911	116,042,681
Beginning of period	19,630,490	9,512,871	214,751,108	98,708,427

End of period	22,914,449	19,630,490	$247,971,019	$214,751,108

	TAX-AWARE OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Class 1 Shares
Shares sold	53,890,246	90,101,882	$576,740,275	$1,047,544,024
Shares issued on reinvestment of dividends and distributions	7,847,752	1,711,617	81,067,278	19,700,713
Shares redeemed	(44,861,629)	(28,534,571)	(477,550,881)	(331,447,535)

Net increase	16,876,369	63,278,928	180,256,672	735,797,202
Beginning of period	189,784,854	126,505,926	2,052,589,415	1,316,792,213

End of period	206,661,223	189,784,854	$2,232,846,087	$2,052,589,415

Class 2 Shares
Shares sold	19,503,612	31,961,069	$210,145,943	$372,936,790
Shares issued on reinvestment of dividends and distributions	2,436,693	472,815	25,219,770	5,451,560
Shares redeemed	(17,100,515)	(8,368,015)	(182,232,407)	(96,914,488)

Net increase	4,839,790	24,065,869	53,133,306	281,473,862
Beginning of period	56,366,028	32,300,159	617,588,425	336,114,563

End of period	61,205,818	56,366,028	$670,721,731	$617,588,425

2012 Annual Report	111

Notes to Financial Statements (continued)

	TAX-AWARE OVERLAY C PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Class 1 Shares
Shares sold	6,154,044	10,717,790	$66,674,828	$114,391,298
Shares issued on reinvestment of dividends and distributions	222,099	634,145	2,352,032	6,614,113
Shares redeemed	(4,736,649)	(4,282,855)	(51,289,963)	(45,778,867)

Net increase	1,639,494	7,069,080	17,736,897	75,226,544
Beginning of period	23,165,417	16,096,337	240,677,405	165,450,861

End of period	24,804,911	23,165,417	$258,414,302	$240,677,405

Class 2 Shares
Shares sold	2,389,800	8,840,079	$25,663,449	$94,151,426
Shares issued on reinvestment of dividends and distributions	163,229	252,494	1,728,596	2,633,510
Shares redeemed	(2,355,089)	(1,067,440)	(25,492,419)	(11,416,415)

Net increase	197,940	8,025,133	1,899,626	85,368,521
Beginning of period	14,442,897	6,417,764	151,614,500	66,245,979

End of period	14,640,837	14,442,897	$153,514,126	$151,614,500

	TAX-AWARE OVERLAY N PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Class 1 Shares
Shares sold	6,555,297	14,187,265	$70,324,156	$151,327,312
Shares issued on reinvestment of dividends and distributions	285,490	726,939	3,009,068	7,567,437
Shares redeemed	(5,704,440)	(4,841,534)	(61,358,812)	(51,662,288)

Net increase	1,136,347	10,072,670	11,974,412	107,232,461
Beginning of period	27,727,633	17,654,963	289,183,752	181,951,291

End of period	28,863,980	27,727,633	$301,158,164	$289,183,752

Class 2 Shares
Shares sold	2,383,318	3,200,582	$25,668,841	$34,058,774
Shares issued on reinvestment of dividends and distributions	53,100	106,985	559,670	1,114,788
Shares redeemed	(1,351,477)	(1,773,029)	(14,679,965)	(19,126,781)

Net increase	1,084,941	1,534,538	11,548,546	16,046,781
Beginning of period	4,548,452	3,013,914	46,989,502	30,942,721

End of period	5,633,393	4,548,452	$58,538,048	$46,989,502

112	Sanford C. Bernstein Fund, Inc.

NOTE 7.	Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standard Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

2012 Annual Report	113

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio (six of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP (signed)

November 28, 2012

114	Sanford C. Bernstein Fund, Inc.

2012 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2012. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of ordinary income dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends.

PORTFOLIO	DIVIDENDS RECEIVED DEDUCTION % (CORPORATE SHAREHOLDERS)	% OF QUALIFIED INTEREST INCOME (FOREIGN SHAREHOLDERS)
Overlay A	8.91%	0.00%
Tax-Aware Overlay A	100.00%	2.13%
Overlay B	0.00%	14.83%
Tax-Aware Overlay B	0.00%	13.84%
Tax-Aware Overlay C	0.00%	17.44%
Tax-Aware Overlay N	0.00%	15.94%

For the taxable year ended September 30, 2012, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders.

PORTFOLIO	QUALIFIED DIVIDEND INCOME
Overlay A	$16,450,779
Tax-Aware Overlay A	39,167,235
Overlay B	181,110
Tax-Aware Overlay B	121,029
Tax-Aware Overlay C	30,332
Tax-Aware Overlay N	24,635

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2013.

2012 Annual Report	115

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios

BOARD OF DIRECTORS

Thomas B. Stiles II*^

Chairman

Dianne F. Lob

President

Bart Friedman*

Director

William Kristol*

Director

Debra Perry*

Director

Donald K. Peterson*

Director

Rosalie J. Wolf*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Emilie D. Wrapp

Secretary

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

116	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION
Name, Address, Age (Year of Election*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
INTERESTED DIRECTOR
Dianne F. Lob,† 1345 Avenue of the Americas, New York, NY 10105 58 (2010)	Senior Vice President of the Adviser with which she has been associated since prior to 2007. She is Chairman of Bernstein’s Private Client Investment Policy Group since 2004; Senior portfolio manager since 1999. Previously, Ms. Lob spent 22 years at J.P. Morgan, where she was a managing director and an investment banker specializing in providing mergers and acquisitions advice and debt and equity financing for large-capitalization industrial companies. During her career she held various positions in equity capital markets, international corporate finance, interest and currency swap marketing, lease advisory services and media client banking.	18	None
DISINTERESTED DIRECTORS+
Thomas B. Stiles II,‡^ 72 (2003) Chairman of the Board	President of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	18	Cedar Lawn Corporation

Bart Friedman,‡ 67 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2007.	18	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School Campus of Milton Academy; and Allied World Assurance Holdings

2012 Annual Report	117

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address, Age (Year of Election*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
William Kristol,‡ 59 (1994)	Editor, The Weekly Standard since prior to 2007. He is also a Fox News Contributor.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and the Institute for the Study of War

Debra Perry,‡ 61 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer and Chief Credit Officer, Moody’s, from 1999 to 2001; Group Managing Director for the Finance, Securities and Insurance Rating Groups. Moody’s Corp., from 1996 to 1999. Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	Korn/Ferry International; Bank of America Funds Series Trust; Dean’s Advisory Board of the Wisconsin School of Business; Committee for Economic Development; CNO Financial Group, Inc. since prior to 2007 until 2011; and MBIA Inc. since prior to 2007 until March 2008

Donald K. Peterson,‡ 63 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (January 2002- September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); Chief Financial Officer, Lucent Technologies (1996-February 2000); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel (1976-1995).	18	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; Teachers Insurance & Annuity Association of America; and Committee for Economic Development

118	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address, Age (Year of Election*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
Rosalie J. Wolf,‡ 71 (2000)	Managing Partner, Botanica Capital Partners LLC, and also Member of Brock Capital Group LLC. Member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer of The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust, and Mobil Oil Corporation.	18	TIAA-CREF and North European Oil Royalty Trust

2012 Annual Report	119

* There is no stated term of office for the Directors.

† Ms. Lob is an “interested person” as defined in the Investment Company Act of 1940, because of her affiliation with AllianceBernstein.

+ The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

‡ Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Valuation Committee.

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios (continued)

OFFICERS’ INFORMATION
Name, Address*, Age	Principal Position(s) Held with Fund	Principal Occupation During Past 5 Years
Dianne F. Lob, 58	President	See biography under Directors’ Information.

Philip L. Kirstein, 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)†, with which she has been associated since prior to 2007.

Joseph J. Mantineo, 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)†, with which he has been associated since prior to 2007.

120	Sanford C. Bernstein Fund, Inc.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

† ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.bernstein.com, for a free prospectus or SAI.

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Overlay Portfolios (the “Portfolios”):2

Tax-Aware Overlay A Portfolio

Overlay A Portfolio

Tax-Aware Overlay B Portfolio

Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Overlay Portfolios, which utilizes the Adviser’s Dynamic Asset Allocation (“DAA”) service, are not designed to be used as stand-alone investments and are used only in conjunction with globally diversified Private Client portfolios. Overlay A Portfolio and Tax-Aware Overlay A Portfolio are intended for use in Private Client accounts that have a higher equity weighting (e.g., 20% fixed income and 80% equity). Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio are intended for use in Private Client accounts that have a higher fixed income weighting (e.g., 70% fixed income and 30% equity).3 Combinations of the Overlay Portfolios can be used to tailor the overlay service to suit a variety of Private Client account asset allocations. When applied in a systematic way over time, the overlay strategies are designed to: reduce portfolio volatility, reduce the probability of large losses as a result of negative “tail events”, and maintain returns over time. The side effect of such strategies is reducing the probability of large gains. These potential benefits are intended to be realized at the level of a Private Client’s account, which would include other investments, such as individual securities as well as holdings in one or more of the Portfolios.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

1 The Senior Officer’s evaluation was completed on October 4, 2012 and discussed with the Board on October 16 and 25, 2012.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Class 1shares of the Portfolios unless otherwise indicated.

3 Both the Overlay C Portfolio and the Overlay N Portfolio seek to minimize the impact of federal and state taxes for shareholders resident in California and New York, respectively.

2012 Annual Report	121

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.” 4

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The proposed advisory fee schedules did not contain any changes from the previous year.

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[5]
Tax-Aware Overlay A Portfolio Overlay A Portfolio	0.90	% (flat fee)
Tax-Aware Overlay B Portfolio Overlay B Portfolio Tax-Aware Overlay C Portfolio Tax-Aware Overlay N Portfolio	0.65	% (flat fee)

The Portfolios’ net assets on September 30, 2012 and September 30, 2011 are set forth below:

PORTFOLIO	09/30/12 NET ASSETS ($MM)	09/30/11 NET ASSETS ($MM)	CHANGE ($MM)
Tax-Aware Overlay A Portfolio	$2,836.0	$2,646.8	$189.2
Overlay A Portfolio	$1,457.3	$1,392.3	$65.0
Tax-Aware Overlay B Portfolio	$1,716.6	$1,561.1	$155.5
Overlay B Portfolio	$1,063.5	$925.0	$138.5
Tax-Aware Overlay C Portfolio	$433.7	$395.2	$38.6
Tax-Aware Overlay N Portfolio	$376.6	$338.4	$38.2

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit the Portfolios’ expense ratios to the amounts set forth below.6,7 During the semi-annual period ending March 31, 2012, none of the Portfolios were operating above their expense caps. Accordingly, the Overlay Portfolios’ expense limitation undertakings were of no effect during the semi-annual period ended March 31, 2012.

4 Jones v. Harris at 1427.

5 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

6 On January 25, 2012, the Adviser notified the Board that the Adviser had determined to extend the Expense Limitation Undertaking for the Overlay Portfolios through January 31, 2013. The agreement is terminable by the Adviser upon at least 60 days’ written notice.

7 The agreement allows for the Adviser to be reimbursed through January 31, 2013 for management fees that the Adviser waived or reimbursements that the Adviser made for fund expenses exceeding the Overlay Portfolios’ expense caps through January 31, 2013. The agreement provides that such payment shall be made only to the extent that the payment does not cause the Overlay Portfolios’ aggregate expenses to exceed, on an annual basis, their expense caps, and that such payment shall not exceed the amount of the offering expenses recorded by the Portfolios for financial reporting purposes on or before February 8, 2011.

122	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	SEMI-ANNUAL PERIOD ENDING 03/31/12 TOTAL EXPENSE RATIO[8]
		EXP. CAP		GROSS
Tax-Aware Overlay A Portfolio	Class 1 Class 2	1.20 1.00	% %	1.14 0.94	% %

Overlay A Portfolio	Class 1 Class 2	1.20 1.00	% %	1.15 0.95	% %

Tax-Aware Overlay B Portfolio	Class 1 Class 2	0.90 0.75	% %	0.84 0.69	% %

Overlay B Portfolio	Class 1 Class 2	0.90 0.75	% %	0.86 0.71	% %

Tax-Aware Overlay C Portfolio	Class 1 Class 2	0.90 0.75	% %	0.88 0.73	% %

Tax-Aware Overlay N Portfolio	Class 1 Class 2	0.90 0.75	% %	0.88 0.73	% %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should

8 Annualized.

2012 Annual Report	123

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.9 However, with respect to the Portfolios, the Adviser represented that there are no institutional products in the Adviser’s Form ADV that have similar investment style as the Portfolios.

The Adviser manages the AllianceBernstein Cap Fund, Inc.—Dynamic All Market Fund (“Dynamic All Market Fund”), a retail mutual fund which has a somewhat similar investment style as Overlay A Portfolio. Set forth below is the advisory fee schedule of Dynamic All Market Fund and what would have been the effective advisory fee of the Overlay A Portfolio had the retail mutual fund’s fee schedule been applicable to the Portfolio based on the Portfolio’s September 30, 2012 net assets:

PORTFOLIO	ABMF FUND	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Overlay A Portfolio	Dynamic All Market Fund	60 bp (flat fee)	0.600%	0.900%

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policy holders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. AVPS – Dynamic Asset Allocation Portfolio has a somewhat similar investment style as Overlay A Portfolio, and its advisory fee schedule is set forth in the table below.10

PORTFOLIO	AVPS PORTFOLIO	AVPS FEE SCHEDULE	AVPS EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Overlay A Portfolio	Dynamic Asset Allocation Portfolio	70 bp (flat fee)	0.700%	0.900%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as Overlay A Portfolio. Also shown are Overlay A Portfolio’s advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolio’s September 30, 2011 net assets:

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
Overlay A Portfolio	Client #1	0.40% on first $100 million 0.35% on next $100 million 0.30% on the balance	0.310%	0.900%
	Client #2	0.40% on first $250 million 0.35% on next $250 million 0.325% on next $500 million 0.30% on the balance	0.334%	0.900%
	Client #3	0.35% on the first $400 million 0.30% on the balance	0.314%	0.900%

9 The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

10 AVPS – Dynamic Asset Allocation Portfolio is designed as a balanced fund with a neutral asset allocation of 60% equity and 40% fixed income. The Adviser utilizes its DAA principles and toolset in managing the portfolio’s risk profile and asset allocation.

124	Sanford C. Bernstein Fund, Inc.

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to Overlay A Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Overlay A Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship investment related services for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment services.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.11 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,12 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)13 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

As noted previously, the Portfolios were not designed as stand-alone portfolios, in contrast to their Lipper peers, which are stand-alone. Accordingly, the peers selected for each Portfolio from Lipper’s Global Flexible universe were based primarily on asset size and may be of limited value for comparison purposes.

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	LIPPER EXP. GROUP MEDIAN (%)	EG RANK
Tax-Aware Overlay A Portfolio	0.900	0.774	9/11
Overlay A Portfolio	0.900	0.828	9/13
Tax-Aware Overlay B Portfolio	0.650	0.784	4/11
Overlay B Portfolio	0.650	0.853	4/15
Tax-Aware Overlay C Portfolio	0.650	0.900	1/13
Tax-Aware Overlay N Portfolio	0.650	0.900	1/14

Lipper also compared the Portfolios’ total expense ratios to the medians of the Portfolios’ EG and Lipper Expense Universe (“EU”). The EU14 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

11 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12 The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

13 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

14 Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

2012 Annual Report	125

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

PORTFOLIO	EXPENSE RATIO (%)[15]	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Tax-Aware Overlay A Portfolio	1.145	1.145	6/11	1.079	75/134
Overlay A Portfolio	1.167	1.016	9/13	1.079	79/134
Tax-Aware Overlay B Portfolio	0.857	1.016	4/11	1.079	30/134
Overlay B Portfolio	0.875	1.016	4/15	1.079	32/134
Tax-Aware Overlay C Portfolio	0.892	1.350	1/13	1.079	35/134
Tax-Aware Overlay N Portfolio	0.900	1.309	2/14	1.079	36/134

Based on this analysis, the Portfolios have lower contractual management fees than their respective EG medians with the exception of Tax-Aware Overlay A Portfolio and Overlay A Portfolio, which have higher contractual management fees.

The Portfolios have lower total expense ratios than their respective EG medians, with the exception for Tax-Aware Overlay A Portfolio, which has an equal total expense ratio, and Overlay A Portfolio, which has a higher total expense ratio.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. The Adviser’s profitability with respect to the Portfolios increased in 2011 compared to 2010.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges Tax-Aware Overlay A Portfolio and Overlay A Portfolio a fee of 0.20% of average daily net assets, and Overlay B Portfolio and the Tax-Aware Overlay B, C and N Portfolios a fee of 0.15% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2011:

PORTFOLIO	SHAREHOLDER SERVING AGREEMENT FEE
Tax-Aware Overlay A Portfolio	$3,777,784
Overlay A Portfolio	$2,058,920
Tax-Aware Overlay B Portfolio	$1,317,311
Overlay B Portfolio	$1,067,785
Tax-Aware Overlay C Portfolio	$329,469
Tax-Aware Overlay N Portfolio	$376,132

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive.

15 The total expense ratios are for the Portfolios’ most recently completed fiscal year Class 1 shares.

126	Sanford C. Bernstein Fund, Inc.

During the fiscal year ended September 30, 2011, none of the Portfolios effected brokerage transactions through and paid commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB”.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $411 billion as of August 31, 2012, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

16 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

17 The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

2012 Annual Report	127

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

The information prepared by Lipper in the table below shows the 1 year gross performance returns of the Portfolios20 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)21 for the period ended July 31, 2012.22 Also shown are the gross performance rankings of the Portfolios. It should be noted that the Overlay Portfolios are not designed to be used as stand-alone investments, unlike its peers, and are used only in conjunction with globally diversified Private Client portfolios. Accordingly, the Lipper performance comparisons for the Overlay Portfolios are shown only for information purposes and do not indicate how successful the Overlay Portfolios are in meeting their investment objectives.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Tax-Aware Overlay A Portfolio
	1 year	-7.25	-0.59	-1.54	10/11	199/247
Overlay A Portfolio
	1 year	-3.79	0.08	-1.54	12/13	164/247

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Tax-Aware Overlay B Portfolio
	1 year	2.34	2.34	-1.42	6/11	58/247
Overlay B Portfolio
	1 year	3.04	1.30	-1.42	5/15	38/247
Tax-Aware Overlay C Portfolio
	1 year	2.52	0.32	-1.42	4/13	53/247
Tax-Aware Overlay N Portfolio
	1 year	2.03	-0.37	-1.42	4/14	61/247

Set forth below are the 1 year and since inception net performance returns of the Portfolios (in bold)23 versus their benchmarks.24 As previously indicated, the Overlay Portfolios are not designed to be used as stand-alone investments and are used only in conjunction with globally diversified Private Client portfolios. Accordingly, the benchmark performance comparisons for the Overlay Portfolios are shown only for information purposes and are not meant to indicate how successful the Overlay Portfolios are in meeting their investment objectives.25

	PERIODS ENDING JULY 31, 2012 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	SINCE INCEPTION (%)
Tax-Aware Overlay A Portfolio	-8.30	3.22
S&P 500 Stock Index	9.13	13.64
Inception Date: February 8, 2010
Overlay A Portfolio	-4.90	5.01
S&P 500 Stock Index	9.13	13.64
Inception Date: February 8, 2010

20 The gross performance returns are for the Class 1 shares for the Overlay Portfolios.

21 The Portfolios’ PGs are identical to the Portfolios’ EGs. The Portfolios’ PUs are not identical to the Portfolios’ EUs as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

22 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23 The performance returns shown in the table for the Class 1 shares for the Overlay Portfolios were provided by the Adviser.

24 The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2012.

25 Providing a comparison of each individual Overlay Portfolio’s performance against a broad-based securities market index is consistent with the SEC requirement that each registered investment company specify such a benchmark.

128	Sanford C. Bernstein Fund, Inc.

	PERIODS ENDING JULY 31, 2012 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	SINCE INCEPTION (%)
Tax-Aware Overlay B Portfolio	1.47	5.22
Barclays Capital 5 Year GO Municipal Bond Index	4.60	4.47
Inception Date: February 8, 2010

Overlay B Portfolio	2.15	6.02
Barclays Capital Global Aggregate Bond Index	6.94	5.25
Inception Date: February 8, 2010

Tax-Aware Overlay C Portfolio	1.61	5.24
Barclays Capital 5 Year GO Municipal Bond Index	4.60	4.47
Inception Date: February 8, 2010

Tax-Aware Overlay N Portfolio	1.12	4.99
Barclays Capital 5 Year GO Municipal Bond Index	4.60	4.47
Inception Date: February 8, 2010

As indicated previously, the Overlay Portfolios were not designed as stand-alone portfolios, in contrast to the Portfolios’ Lipper peers. The Overlay Portfolios are used in conjunction with globally diversified Private Client portfolios. The table below shows the impact of the Overlay Portfolios, herein referred to as DAA as of July 31, 2012 on a Tax-Aware account and on a Non-Taxable account:26

TAX-AWARE PORTFOLIO	1 YEAR PERIOD ENDING 7/31/12 % RETURN	1 YEAR PERIOD ENDING 7/31/12 % VOLATILITY	INCEPTION- 7/31/2012 % RETURN	INCEPTION- 7/31/2012 % VOLATILITY
30/70 Investor
Fully Diversified—With DAA	2.35	6.51	4.97	5.69
Fully Diversified—Traditional Portfolio	2.70	7.37	4.85	6.17
Impact of DAA	-0.35	-0.86	0.12	-0.48

Fully Diversified—Benchmark[27]	5.58	6.13	7.0	5.14

60/40 Investor
Fully Diversified—With DAA	-1.80	12.91	4.65	11.25
Fully Diversified—Traditional Portfolio	-0.73	15.23	4.85	12.62
Impact of DAA	-1.07	-2.32	-0.20	-1.37

Fully Diversified—Benchmark[28]	4.50	12.79	8.98	10.56

80/20 Investor
Fully Diversified—With DAA	-4.67	17.22	4.25	15.00
Fully Diversified—Traditional Portfolio	-3.22	20.51	4.62	16.96
Impact of DAA	-1.45	-3.29	-0.37	-1.96

Fully Diversified—Benchmark[29]	3.58	17.27	10.11	14.21

26 Information with respect to DAA’s impact on a Tax-Aware account and a Non-Taxable account was provided by the Adviser.

27 Benchmark is 21% S&P 500 Stock Index, 7.5% MSCI EAFE, 1.5% MSCI Emerging Markets, 70% Barclays 1-10 Year Munis.

28 Benchmark is 42% S&P 500 Stock Index, 15% MSCI EAFE, 3% MSCI Emerging Markets, 40% Barclays 1-10 Year Munis.

29 Benchmark is 56% S&P 500 Stock Index, 20% MSCI EAFE, 4% MSCI Emerging Markets, 20% Barclays 1-10 Year Munis.

2012 Annual Report	129

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

NON-TAXABLE PORTFOLIO	1 YEAR PERIOD ENDING 7/31/12 % RETURN	1 YEAR PERIOD ENDING 7/31/12 % VOLATILITY	INCEPTION- 7/31/2012 % RETURN	INCEPTION- 7/31/2012 % VOLATILITY
30/70 Investor
Fully Diversified—With DAA	2.99	5.94	6.83	5.34
Fully Diversified—Traditional Portfolio	3.33	6.65	7.16	5.87
Impact of DAA	-0.34	-0.71	-0.33	-0.53

Fully Diversified—Benchmark[30]	6.36	5.45	8.48	4.82

60/40 Investor
Fully Diversified—With DAA	-0.44	12.38	6.56	10.88
Fully Diversified—Traditional Portfolio	0.18	14.64	6.96	12.59
Impact of DAA	-0.62	-2.26	-0.40	-1.71

Fully Diversified—Benchmark[31]	5.17	12.15	10.20	10.37

80/20 Investor
Fully Diversified—With DAA	-2.86	16.80	6.20	14.80
Fully Diversified—Traditional Portfolio	-2.14	20.13	6.59	17.28
Impact of DAA	-0.72	-3.33	-0.39	-2.48

Fully Diversified—Benchmark[32]	4.16	16.79	11.15	14.31

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Overlay Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 12, 2012

30 Benchmark is 20% S&P 500 Stock Index, 7.1% MSCI EAFE, 1.4% MSCI Emerging Markets, 3.0% FTSE/EPRA NAREIT, 68.5% Barclays US Aggregate.

31 Benchmark is 39.1% S&P 500 Stock Index, 13.9% MSCI EAFE, 2.8% MSCI Emerging Markets, 8.4% FTSE/EPRA NAREIT, 35.8% Barclays US Aggregate.

32 Benchmark is 51.8% S&P 500 Stock Index, 18.5% MSCI EAFE, 3.7% MSCI Emerging Markets, 12% FTSE/EPRA NAREIT, 14% Barclays US Aggregate.

130	Sanford C. Bernstein Fund, Inc.

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCB11–1947–0912

ITEM 2.	CODE OF ETHICS.

(a)  The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)  During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)  During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Donald K. Peterson, Thomas B. Stiles and Rosalie J. Wolf qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Pricewaterhouse Coopers LLP , for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees*
U.S. Govt Short Duration Portfolio**	2011	$2,695	$90	$2,023
	2012	$2,079	$81	$1,898
Short Duration Plus Portfolio**	2011	$20,966	$436	$5,108
	2012	$17,832	$384	$5,104
Intermediate Duration Portfolio**	2011	$106,385	$3,591	$36,491
	2012	$89,866	$3,496	$38,170
Short Duration NY Muni Portfolio**	2011	$3,265	$110	2,177
	2012	$2,467	$96	1,612
Short Duration CA Muni Portfolio**	2011	$2,410	$82	$1,441
	2012	$1,938	$75	$1,334
Short Duration Diversified Muni Portfolio**	2011	$8,742	$289	$4,372
	2012	$7,429	$289	$3,741
New York Muni Portfolio**	2011	$34,591	$1,093	$12,781
	2012	$34,076	$1,085	$12,005
California Muni Portfolio**	2011	$25,087	$714	$8,038
	2012	$24,751	$722	$8,211
Diversified Muni Portfolio**	2011	$109,458	$3,394	$36,018
	2012	$93,197	$3,385	$36,454
Tax-Managed International Portfolio	2011	$70,833	$2,479	$22,344
	2012	$72,872	$2,557	$90,018
International Portfolio	2011	$33,714	$1,034	$18,379
	2012	$35,554	$1,105	$62,989
Emerging Markets Portfolio	2011	$22,189	$864	$16,856
	2012	$23,097	$899	$17,143
Overlay A	2011	$55,000	$1,925	$35,556
	2012	$55,000	$1,925	$53,631
Tax-Aware Overlay A	2011	$45,000	$1,575	$30,791
	2012	$45,000	$1,575	$48,866
Overlay B**	2011	$55,667	$1,925	$35,556
	2012	$55,000	$1,925	$51,541
Tax-Aware Overlay B**	2011	$46,333	$1,575	$26,963
	2012	$45,000	$1,575	$41,491
Tax-Aware Overlay C**	2011	$46,333	$1,575	$26,963
	2012	$45,000	$1,575	$41,491
Tax-Aware Overlay N**	2011	$46,333	$1,575	$26,963
	2012	$45,000	$1,575	$41,491

*	Paid to Ernst & Young LLP.
**	2011 Audit Fee amounts include additional amounts billed by PricewaterhouseCoopers and paid by the Funds subsequent to the 2011 fiscal year N-CSR filings.
(d)	Not applicable.
(e)	(1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.
(e)	(2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.
(f)	Not applicable.
(g)	The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
U.S. Govt Short Duration	2011	$8,090,681	$2,113
			$(90)
			$(2,023)
	2012	$7,223,913	$1,979
			$(81)
			$(1,898)
Short Duration Plus Portfolio	2011	$8,094,112	$5,544
			$(436)
			$(5,108)
	2012	$7,291,630	$69,696
			$(64,592)
			$(5,104)
Intermediate Duration Plus	2011	$8,128,650	$40,082
			$(3,591)
			$(36,491)
	2012	$7,263,601	$41,666
			$(3,496)
			$(38,170)
Short Duration NY Portfolio	2011	$8,090,856	$2,287
			(110)
			(2,177)
	2012	$7,223,642	$1,708
			(96)
			(1,612)
Short Duration CA Portfolio	2011	$8,090,091	$1,523
			(82)
			(1,441)
	2012	$7,223,343	$1,409
			$(75)
			$(1,334)
Short Duration Diversified Muni Portfolio	2011	$8,093,229	$4,661
			(289)
			(4,372)
	2012	$7,225,964	$4,030
			$(289)
			$(3,741)
New York Muni Portfolio	2011	$8,143,039	$54,471
			(41,690)
			(12,781)
	2012	$7,299,232	$77,298
			(65,293)
			(12,005)
California Muni Portfolio	2011	$8,137,840	$49,272
			(41,234)
			(8,038)
	2012	$7,295,075	$73,141
			$(64,930)
			$(8,211)

Diversified Muni Portfolio	2011	$8,168,500	$79,932
			(43,914)
			(36,018)
	2012	$7,325,981	$104,047
			$(67,593)
			$(36,454)
Tax-Managed International Portfolio	2011	$8,153,911	$65,343
			$(42,999)
			$(22,344)
	2012	$7,378,717	$156,783
			$(66,765)
			$(90,018)
International Portfolio	2011	$8,148,501	$59,933
			$(41,554)
			$(18,379)
	2012	$7,350,236	$128,302
			$(65,313)
			$(62,989)
Emerging Markets Portfolio	2011	$8,106,289	$17,720
			$(864)
			$(16,856)
	2012	$7,239,976	$18,042
			$(899)
			$(17,143)
Overlay A	2011	$8,126,049	$37,481
			$(1,925)
			$(35,556)
	2012	$7,277,490	$55,556
			$(1,925)
			$(53,631)
Tax-Aware Overlay A	2011	$8,120,934	$32,366
			$(1,575)
			$(30,791)
	2012	$7,272,375	$50,441
			$(1,575)
			$(48,866)
Overlay B	2011	$8,126,049	$37,481
			$(1,925)
			$(35,556)
	2012	$7,275,400	$53,466
			$(1,925)
			$(51,541)
Tax-Aware Overlay B	2011	$8,117,106	$28,538
			$(1,575)
			$(26,963)
	2012	$7,265,000	$43,066
			$(1,575)
			$(41,491)
Tax-Aware Overlay C	2011	$8,117,106	$28,538
			$(1,575)
			$(26,963)
	2012	$7,265,000	$43,066
			$(1,575)
			$(41,491)
Tax-Aware Overlay N	2011	$8,117,106	$28,538
			$(1,575)
			$(26,963)
	2012	$7,265,000	$43,066
			$(1,575)
			$(41,491)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Dianne Lob
Dianne Lob President

Date: November 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dianne Lob
Dianne Lob President

Date: November 21, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: November 21, 2012